AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JANUARY 19, 2007

File Nos. 2-91556

811-4052

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON D.C. 20549

FORM N-1A

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

POST-EFFECTIVE AMENDMENT NO. 42

AND

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

AMENDMENT NO. 49

CITIFUNDS TRUST III*

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

125 Broad Street, New York, New York 10004

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE: (800) 451-2010

Robert I. Frenkel

300 First Stamford Place

4th Floor

Stamford, Connecticut 06902

(NAME AND ADDRESS OF AGENT FOR SERVICE)

COPY TO:

Roger P. Joseph, Esq.

Bingham McCutchen LLP, 150 Federal Street

Boston, Massachusetts 02110

* This filing relates solely to Western Asset California Municipal Money Market Fund, Legg Mason Partners Exchange Reserve Fund, Legg Mason Partners New York Municipal Money Market Fund, Western Asset Massachusetts Municipal Money Market Fund, Western Asset New York Municipal Money Market Fund and Western Asset Municipal Money Market Fund.

It is proposed that this filing will become effective on the 75th day following the date of this filing pursuant to paragraph (a) of Rule 485 under the Securities Act of 1933, as amended.

PROSPECTUS

[                ], 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Western Asset California Municipal Money Market Fund

Class A and I Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset California Municipal Money Market Fund

Contents

You should know: An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve its value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund. The fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly fixed income-type funds. Any information in this Prospectus relating to the fund prior to the date of this Prospectus refers to the fund’s predecessor.

Prior to April 13, 2007, the fund was known as Legg Mason Partners Municipal Funds — California Money Market Portfolio.

Investments, risks and performance

Investment objective

The fund seeks to provide income exempt from both regular federal income tax and California personal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Principal investment strategies

Key investments

Under normal circumstances, the fund invests at least 80% of its assets in short-term high quality California municipal securities. These include securities issued by the State of California and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from regular federal income tax and California personal income tax. All of the securities in which the fund invests are rated in one of the two highest short-term rating categories, or if unrated, of equivalent quality. All of these securities have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

The fund may invest more than 25% of its assets in participation interests in municipal obligations that are issued by banks and/or backed by bank obligations.

The fund may invest up to 20% of its assets in three types of structured securities: tender option bonds, partnership interests and swap-based securities. Swap-based securities represent participation interests in a special purpose trust or partnership holding one or more municipal bonds and/or municipal bond interest rate swaps. A typical swap enables the trust or partnership to exchange a municipal bond interest rate for a floating or variable, short-term municipal interest rate.

These structured securities are a type of derivative instrument. Unlike some derivatives, these securities are not designed to leverage the fund’s portfolio or increase its exposure to interest rate risk.

Selection process

The portfolio managers select securities primarily by identifying undervalued sectors and individual securities. The portfolio managers only select securities of issuers that they believe present minimal credit risk. In selecting individual securities, the portfolio managers:

■	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors
■	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values
■	Measure the potential impact of supply/demand imbalances for fixed versus variable rate securities
■	Consider the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that offer return advantages at similar risk levels

2

Principal risks of investing in the fund

Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund could underperform other short- term municipal debt instruments or money market funds as a result of the following risks:

■	Interest rates rise, causing the value of the fund’s portfolio to decline
■	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or the security’s credit rating is downgraded
■	California municipal securities fall out of favor with investors. The fund will suffer more than a national municipal fund from adverse events affecting California municipal issuers
■	Unfavorable legislation affects the tax-exempt status of municipal securities
■	The portfolio managers’ judgment about the attractiveness, value or income potential of a particular security proves to be incorrect
■	Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in municipal bonds. These issues could be resolved in a manner that could hurt the performance of the fund.

Non-diversified status. The fund is classified as non-diversified, which means that the fund is not limited in the proportion of its assets that it may invest in the obligations of a single issuer. However, the fund intends to comply with the diversification requirements applicable to money market funds which limit the fund’s ability to invest in the obligations of a single issuer. The fund’s assumption of large positions in the obligations of a small number of issuers may cause the fund’s share price to fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

[To be updated: Although California had been experiencing economic difficulties during 2000-2003, during the past three years California has experienced employment gains and an improving economy. A ballot initiative sponsored by Governor Schwarzenegger, which passed overwhelmingly in 2004, requires a balanced budget. However, a downturn in the California economy or many other factors, such as unfunded retirement liabilities of municipal issuers, could affect the market value of municipal obligations held by the fund, the marketability of such obligations, and the ability of the issuers to make the required payments of interest and principal resulting in losses to the fund. Only a more detailed examination of the finances of each issuer can determine the quality of its obligations held by the fund. If the fund has difficulty finding investment grade California municipal obligations to purchase, the amount of the fund’s income that is subject to California taxes could increase. More detailed information about the economy of California may be found in the fund’s Statement of Additional Information (“SAI”).]

It is possible that some of the fund’s income distributions may be, and distributions of the fund’s capital gains generally will be, subject to regular federal and California personal income taxes. The fund may realize capital gains on the sale of its securities or on transactions in derivative instruments. Distributions of the fund’s income that is exempt from regular federal income taxation may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local income taxes for investors that reside in states other than California.

The fund purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. The manager, the subadviser and the fund do

Western Asset California Municipal Money Market Fund         3

not guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable.

The fund may concentrate in participation interests in municipal obligations that are issued by banks and/or backed by bank obligations. This means that an investment in the fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

Who may want to invest

The fund may be an appropriate investment if you are:

■	A California taxpayer in a high federal tax bracket seeking current income exempt from regular federal income tax and California personal income tax
■	Seeking exposure to short-term municipal securities at a minimum level of additional risk
■	Looking to allocate a portion of your assets to money market securities

4

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual total returns compare with the returns of the 90-day Treasury bill. This table assumes redemption of shares at the end of the period and reinvestment of distributions and dividends. The table shows the performance of the fund’s Class A shares for each of the past 10 calendar years. Class I shares (formerly Class Y shares) have different performance because of different expenses. The performance information shown below is that of the fund’s predecessor. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return for Class A Shares

Highest and lowest quarter returns: (for periods shown in the bar chart)

Highest: [        ]% in [        ] quarter [        ]; Lowest: [        ]% in [        ] quarter [        ]

Average Annual Total Returns (for periods ended December 31, 2006)

Class	1 Year		5 Years		10 Years
Class A	[	]%	[	]%	[	]%

Class I(1)	[	]%	[	]%	[	]%

90-day T-bill	[	]%	[	]%	[	]%

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

7-day yield as of December 31, 2006:

Class A: [        ]%; Class I: [        ]%

Western Asset California Municipal Money Market Fund         5

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(paid directly from your investment)	Class A		Class I(1)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	(2)	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class I(1)
Management fee(3)	0.43%	0.43%

Distribution and service (12b-1) fees	0.10%	None

Other expenses(4)	0.01%	0.01%

Total annual fund operating expenses	0.54%	0.44%

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.
(2)	Class A shares acquired through an exchange for shares of another Legg Mason Partners Fund that were originally acquired at net asset value subject to a contingent deferred sales charge (“CDSC”) remain subject to the original fund’s CDSC.
(3)	The fund has a fee schedule that reduces the investment management fee payable on assets in excess of $1 billion. The current fee schedule, which became effective on October 1, 2005, is as follows: 0.45% of assets up to and including $1 billion; 0.425% on assets over $1 billion and up to and including $2 billion; 0.40% on assets over $2 billion and up to and including $5 billion; 0.375% on assets over $5 billion and up to and including $10 billion; and 0.35% on assets over $10 billion. The amounts set forth in “Management fee” in the table have been restated to reflect the current fee schedule.
(4)	The amounts set forth in “Other expenses” have been restated to reflect the estimated effect of new transfer agency and custody contracts which became effective January 1, 2006.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
■	Redemption of your shares at the end of the period

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A	$55	$173	$302	$677

Class I(1)	$45	$141	$246	$555

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

6

More on the fund’s investments

The fund’s investment objectives and principal investment strategies are described under the section entitled “Investments, risks and performance” above. [The fund’s investment objective may be changed without shareholder approval.](1) This section provides further information about the investment strategies that may be used by the fund.

California municipal securities

In addition to securities issued by the State of California and certain other California governmental issuers, “California municipal securities” include debt obligations issued by certain non-California governmental issuers such as Puerto Rico, the U.S. Virgin Islands and Guam. The interest on California municipal securities is exempt from regular federal income tax and California personal income taxes. As a result, the interest rate on these securities normally is lower than it would be if the securities were subject to taxation. The municipal securities in which the fund invests include general obligation bonds and notes, revenue bonds and notes and tax-exempt commercial paper. The fund may invest in floating or variable rate municipal securities. Some of these securities may have stated final maturities of more than 397 days but have demand features that entitle the fund to receive the principal amount of the securities either at any time or at specified intervals.

The fund may concentrate in participation interests in municipal obligations issued by banks and/or backed by bank obligations. This means that the fund may invest more than 25% of its assets in participation interests backed by banks. In a participation interest, the bank sells undivided interests in a municipal obligation it owns. These interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell back to the issuer after a specified notice period. If interest rates rise or fall, the rates on participation interests and other variable rate instruments generally will be readjusted.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of taxable money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

(1)	To be included if approved by shareholders.

Western Asset California Municipal Money Market Fund         7

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2006, Western Asset’s total assets under management were approximately $[        ] billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $[        ] billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Management fee

During the fiscal year ended March 31, 2006, SBFM received a management fee equal to 0.44% of the fund’s average daily net assets.

Effective October 1, 2005, the fund pays the manager an investment management fee, which is calculated daily and paid monthly at an annual rate of the fund’s average net assets as follows: 0.45% of assets up to and including $1 billion; 0.425% on assets over $1 billion and up to and including $2 billion; 0.40% on assets over $2 billion and up to and including $5 billion; 0.375% on assets over $5 billion and up to and including $10 billion; and 0.35% on assets over $10 billion. Prior to October 1, 2005, the fund paid the manager an investment management fee, which was calculated daily and paid monthly at an annual rate of the fund’s average net assets as follows: 0.475% of assets up to and including $1 billion; 0.450% on assets over $1 billion and up to and including $2 billion; 0.425% on assets over $2 billion and up to and including $5 billion; 0.400% on assets over $5 billion and up to and including $10 billion; and 0.375% on assets over $10 billion.

A discussion regarding the basis of the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s semi-annual report for the six-month period ended September 30, 2006.

Distribution plan

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors.

The fund has adopted a Rule 12b-1 plan for its Class A shares. The Rule 12b-1 plan allows the fund to pay a monthly service fee not to exceed 0.10% per year of the average

8

daily net assets represented by Class A shares. This fee is an ongoing expense and, over time, it increases the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay

Western Asset California Municipal Money Market Fund         9

$208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10

Choosing a class of shares to buy

Individual investors can generally purchase Class A shares of the fund. Individual investors that held Class I (formerly Class Y) shares prior to November 20, 2006, may continue to invest in Class I shares. Institutional investors and clients of financial intermediaries can generally purchase Class A and Class I shares and should refer to “Institutional investors” below.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions, a distributor’s financial advisors or registered representatives (each called a “Service Agent”)
■	The fund, but only if you are investing through certain Service Agents

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class to buy, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s choice of shares in which to invest.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

Investment Minimum Initial/Additional Investments(1)
	Class A	Class I (formerly Y)
General	$500/$50	n/a

Uniform Gifts or Transfers to Minor Accounts	$250/$50	n/a

Clients of Eligible Financial Intermediaries	$1/$1	None/None

Institutional Investors	$500/$50	$1 million/None

(1)	Please refer to the section entitled “Institutional investors” for additional information regarding the investment minimum and eligibility requirements for Institutional Investors and Clients of Eligible Financial Intermediaries.

Western Asset California Municipal Money Market Fund         11

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the Fee table and Example at the front of this prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. A Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class I (formerly Y)
Key features	■ No initial or contingent deferred sales charge ■ Offered to individual and institutional investors ■ Generally higher annual expenses than Class I	■ No initial or contingent deferred sales charge ■ Only offered to institutional and other eligible investors ■ Generally lower expenses than Class A
Initial sales charge	None(1)	None
Contingent deferred sales charge	None(2)	None
Annual distribution and service fees	0.10% of average daily net assets	None
Exchange privilege(3)	Class A shares of most Legg Mason Partners Funds	Class I shares of most Legg Mason Partners Funds

(1)	Initial sales charges may apply if you exchange shares of the fund for shares of a Legg Mason Partners Fund.

(2)	Shares exchanged from a Legg Mason Partners Fund subject to a contingent deferred sales charge remain subject to the original fund’s contingent deferred sales charge.

(3)	Ask your Service Agent for the Legg Mason Partners Funds available for exchange.

12

Sales charge

Class A shares

You may buy Class A shares at net asset value with no initial or contingent deferred sales charge. Class A shares are subject to ongoing service fees.

Class I shares (formerly Class Y shares)

You may buy Class I shares at net asset value with no initial or contingent deferred sales charge. See “Institutional investors — Class I shares” below for additional information regarding investor eligibility and investment minimums.

Western Asset California Municipal Money Market Fund         13

More about contingent deferred sales charges

If Class A shares of the fund are acquired by exchange from another Legg Mason Partners Fund subject to a contingent deferred sales charge, the original contingent deferred sales charge will apply to these shares. If you redeem these shares within 12 months of the date you purchased shares of the original fund, the fund’s shares may be subject to a contingent deferred sales charge of 1.00%.

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge on:

■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares that were acquired by exchange from another Legg Mason Partners Fund subject to a contingent deferred sales charge, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Legg Mason Partners Fund and paid a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The fund’s distributors receive contingent deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for Class A shares will generally be waived:

■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of contingent deferred sales charges, please contact your Service Agent or consult the SAI.

14

Institutional investors

Class I shares

As of November 20, 2006, Class Y shares were renamed Class I shares and are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS. However, investors that held Class I shares prior to that date will be permitted to make additional investments in Class I shares.

Eligible investors

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally invest in Class A and Class I shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory or brokerage account programs, and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional investors may also invest in Class A shares, which have a different investment minimum and fees and expenses. “Institutional Investors” generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the fund.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than would otherwise have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Not all share classes may be made available by your Service Agent; please contact your Service Agent for additional details.

Western Asset California Municipal Money Market Fund         15

Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. You must provide the following information for your order to be processed:

■   Class of shares being bought

■   Dollar amount or number of shares being bought

■   Account number (if existing account)

Your Service Agent may charge an annual account maintenance fee.

Through the fund

[Financial intermediary accounts and certain other] investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■   Write the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9662

Providence, Rhode Island 02940-9699

■   Enclose a check to pay for the shares. For initial purchases, complete and send an account application available upon request from Legg Mason Shareholder Services at the number below

■   Specify the name of the fund, the share class you wish to purchase and your account number (if existing account)

■   For more information, please call Legg Mason Partners Shareholder Services at 800-451-2010

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

16

Exchanging shares

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Legg Mason Partners Funds. Be sure to read the prospectus of the Legg Mason Partners Fund into which you are exchanging. An exchange is a taxable transaction.

■  If you bought shares through a Service Agent, you may exchange shares only for shares of the same class of certain other Legg Mason Partners Funds made available for exchange by your Service Agent. Not all Legg Mason Partners Funds made available for exchange by your Service Agent may offer all classes. Please contact your Service Agent for more information about the funds and classes that are available for exchange.

■  If you bought shares directly from the fund, you may exchange shares only for shares of the same class of another Legg Mason Partners Fund other than shares of Legg Mason Partners S&P 500 Index fund. Not all Legg Mason Partners Funds offer all classes.

■  Not all Legg Mason Partners Funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

■  Exchanges of Class A shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

■  If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

Sales charges

Your shares may be subject to an initial sales charge at the time of the exchange. For more information, contact your Service Agent or Legg Mason Partners Shareholder Services.

Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased.

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. Shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time). Exchanges are priced at the net asset value next determined.

Western Asset California Municipal Money Market Fund         17

You can make telephone exchanges only between accounts that have identical registrations.

By mail

If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.

For more information, please contact your Service Agent or consult the SAI.

18

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before you may redeem. If the shares are held by a fiduciary or corporation, other documents may be required.

Redemptions are priced at the net asset value determined after receipt of your request in good order. Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within 7 days. Your redemption proceeds may be delayed for up to 10 days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

Send written requests to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■  The name of the fund, the class of shares to be redeemed, and your account number

■  The dollar amount or number of shares to be redeemed

■  Signatures of each owner exactly as the account is registered

■  Signature guarantees, as applicable

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

For more information, please contact your Service Agent or consult the SAI.

Western Asset California Municipal Money Market Fund         19

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

A request to purchase shares becomes effective only when a Service Agent or the transfer agent receives, or converts the purchase amount into, federal funds.

The fund’s transfer agent or Legg Mason Partners Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account registration
■	Changed your account registration or your address within 30 days
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to

20

invest at least $500 within a reasonable period) the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the transfer agent or consult the SAI.

Frequent purchases and redemptions of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of Trustees of the fund has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between the fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of the fund’s shares could increase the fund’s portfolio transaction costs and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance.

Share certificates

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or Legg Mason Partners Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

Western Asset California Municipal Money Market Fund         21

Dividends, distributions and taxes

Dividends and distributions

The fund intends to declare a dividend of substantially all of its net investment income on each day the NYSE is open. Income dividends are paid monthly. The fund generally makes capital gain distributions of both long-term and short-term capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or Legg Mason Partners Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

[to be updated by amendment]

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

Transaction	Federal tax status	California personal income tax status
Redemption or exchange of shares	Usually no gain or loss; loss may result to extent of any contingent deferred sales charge	Usually no gain or loss; loss may result to extent of any contingent deferred sales charge

Long-term capital gain distributions	Long-term capital gain	Long-term capital gain

Dividends	Excluded from gross income if from interest on tax-exempt securities, otherwise ordinary income	Exempt from personal income tax if from interest on California municipal securities, otherwise ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a taxable dividend or a long-term capital gain distribution because it will be taxable to you even though it may actually be a return of a portion of your investment.

The fund anticipates that it will normally not earn or distribute any long-term capital gains.

It is possible that some of the fund’s income distributions may be, and distributions of the fund’s capital gains generally will be, subject to regular federal and California personal income taxes. The fund may realize capital gains on the sale of its securities or on transactions in derivative instruments. Distributions of the fund’s income that is exempt from regular federal income taxation may be subject to the federal alternative minimum tax. In

22

addition, distributions of the fund’s income and capital gains will generally be subject to state and local income taxes for investors that reside in states other than California.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds.

Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the fund.

Western Asset California Municipal Money Market Fund         23

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. The fund intends to use its best efforts to continue to maintain a constant net asset value of $1.00 per share.

Form of purchase payment	Purchase is effective and dividends begin
■ Payment in federal funds	If received before the close of regular trading on the NYSE:	At the close of regular trading on the NYSE on that day

■ Having a sufficient cash balance in your account with a Service Agent	If received after the close of regular trading on the NYSE:	At the close of regular trading on the NYSE on the next business day

■ Other forms of payment, with conversion into, or advance of, federal funds by a Service Agent ■ Other forms of payment received by the transfer agent	At the close of regular trading on the NYSE the next business day

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

24

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables, except for the financial information for the six-month period ended September 30, 2006, has been derived from the predecessor fund’s financial statements which have been audited by [            ], independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial information shown below is that of the fund’s predecessor. As of November 20, 2006, Class Y shares of the fund were renamed Class I shares.

For a Class A share of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class A Shares	Six months ended September 30, 2006 (unaudited)	2006	2005	2004	2003	2002
Net asset value, beginning of year	$	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

Income from operations:
Net investment income and net realized gains		0.021	0.009	0.004	0.008	0.016

Less distributions from:
Net investment income and net realized gains		(0.021)	(0.009)	(0.004)	(0.008)	(0.016)

Net asset value, end of year	$	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

Total return(1)%		2.15%	0.87%	0.44%	0.76%	1.66%

Net assets, end of year (millions)		$$2,736	$2,637	$2,398	$2,388	$2,618

Ratios to average net assets:
Gross expenses	%	0.57%	0.59%	0.58%	0.64%	0.63%
Net expenses(2)		0.57 (3)	0.58 (3)	0.58	0.64	0.63
Net investment income		2.14	0.89	0.44	0.76	1.67

(1)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(2)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class A will not exceed 0.80%.

(3)	The investment manager voluntarily waived a portion of its fees.

Western Asset California Municipal Money Market Fund         25

For a Class I share (formerly Class Y) of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

Class I Shares	Six months ended September 30, 2006 (unaudited)	2006	2005	2004	2003	2002
Net asset value, beginning of year	$	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

Income from operations:
Net investment income and net realized gains		0.022	0.010	0.006	0.010	0.018

Less distributions from:
Net investment income and net realized gains		(0.022)	(0.010)	(0.006)	(0.010)	(0.018)

Net asset value, end of year	$	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

Total return(1)%		2.27%	0.99%	0.62%	1.02%	1.78%

Net assets, end of year (millions)		$$23	$37	$47	$0 (2)	$0 (2)

Ratios to average net assets:
Gross expenses	%	0.45%	0.47%	0.45%	0.53%	0.54%
Net expenses(3)		0.45 (4)	0.46 (4)	0.45	0.53	0.54
Net investment income		2.22	1.02	0.54	0.87	1.72

(1)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(2)	Amount represents less than $0.5 million.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class I will not exceed 0.70%.

(4)	The investment manager voluntarily waived a portion of its fees.

26

(Investment Company Act file no. 811-04395)

[FD                ]

Western Asset California Municipal Money Market Fund

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or Legg Mason Partners Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, or by calling Legg Mason Partners Shareholder Services at 800-451-2010 or by writing to the fund at Legg Mason Partners Funds, 125 Broad St, New York, New York 10004. The fund’s shareholder reports and SAI are not available on its website because the fund does not have a website.

Information about the fund (including the SAI) can be viewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

PROSPECTUS

[                        ], 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Western Asset Massachusetts Municipal Money Market Fund

Class A and I Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset Massachusetts Municipal Money Market Fund

Contents

You should know: An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve its value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund. The fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly fixed income-type funds. Any information in this Prospectus relating to the fund prior to the date of this Prospectus refers to the fund’s predecessor.

Prior to April 13, 2007, the fund was known as Legg Mason Partners Municipal Funds — Massachusetts Money Market Portfolio.

Investments, risks and performance

Investment objective

The fund seeks to provide income exempt from both regular federal income tax and Massachusetts personal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Principal investment strategies

Key investments

Under normal circumstances, the fund invests at least 80% of its assets in short-term high quality Massachusetts municipal securities. These include securities issued by the Commonwealth of Massachusetts and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from regular federal income tax and Massachusetts personal income tax. All of the securities in which the fund invests are rated in one of the two highest short-term rating categories, or if unrated, of equivalent quality. All of these securities have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

The fund may invest more than 25% of its assets in participation interests in municipal obligations that are issued by banks and/or backed by bank obligations.

The fund may invest up to 20% of its assets in three types of structured securities: tender option bonds, partnership interests and swap-based securities. Swap-based securities represent participation interests in a special purpose trust or partnership holding one or more municipal bonds and/or municipal bond interest rate swaps. A typical swap enables the trust or partnership to exchange a municipal bond interest rate for a floating or variable, short-term municipal interest rate.

These structured securities are a type of derivative instrument. Unlike some derivatives, these securities are not designed to leverage the fund’s portfolio or increase its exposure to interest rate risk.

Selection process

The portfolio managers select securities primarily by identifying undervalued sectors and individual securities. The portfolio managers only select securities of issuers that they believe present minimal credit risk. In selecting individual securities, the portfolio managers:

■	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors
■	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values
■	Measure the potential impact of supply/demand imbalances for fixed versus variable rate securities
■	Consider the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that offer return advantages at similar risk levels

2

Principal risks of investing in the fund

Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund could underperform other short-term municipal debt instruments or money market funds as a result of the following risks:

■	Interest rates rise, causing the value of the fund’s portfolio to decline
■	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or the security’s credit rating is downgraded
■	Massachusetts municipal securities fall out of favor with investors. The fund will suffer more than a national municipal fund from adverse events affecting Massachusetts municipal issuers with greater risk than a geographically diverse fund
■	Unfavorable legislation affects the tax-exempt status of municipal securities
■	The portfolio managers’ judgment about the attractiveness, value or income potential of a particular security proves to be incorrect
■	Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in municipal bonds. These issues could be resolved in a manner that could hurt the performance of the fund.

Non-diversified status. The fund is classified as non-diversified, which means that the fund is not limited in the proportion of its assets that it may invest in the obligations of a single issuer. However, the fund intends to comply with the diversification requirements applicable to money market funds which limit the fund’s ability to invest in the obligations of a single issuer. The fund’s assumption of large positions in the obligations of a small number of issuers may cause the fund’s share price to fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

[To be updated: Massachusetts appears to be recovering from the recession that began in 2002, but is lagging behind the nation in many indicators, particularly employment levels. Because a substantial majority of the state’s tax revenues are derived from its income tax and sales and use tax, any reduction in personal income or employment levels could result in lower state tax revenues.

Additionally, the state’s “Big Dig” highway project, originally budgeted at slightly more than $2 billion, is currently estimated to cost approximately $14.6 billion, with nearly half funded by the federal government. More than $1.5 billion of the state’s share of future federal funding through 2012 is slated to go toward the Big Dig. These and other factors may affect the market value of municipal obligations held by the fund, the marketability of such obligations, and the ability of the issuers to make the required payments of interest and principal resulting in losses to the fund. In addition, if the fund has difficulty finding high quality Massachusetts municipal obligations to purchase, the amount of the fund’s income that is subject to Massachusetts taxes could increase. More detailed information about the economy of Massachusetts may be found in the fund’s Statement of Additional Information (“SAI”).]

It is possible that some of the fund’s income distributions may be, and distributions of the fund’s capital gains generally will be, subject to regular federal and Massachusetts personal income taxes. The fund may realize capital gains on the sale of its securities or on transactions in derivative instruments. Distributions of the fund’s income that is exempt from regular federal income taxation may be subject to the federal alternative minimum

Western Asset Massachusetts Municipal Money Market Fund         3

tax. In addition, distributions of the fund’s income and capital gains will generally be subject to the Massachusetts corporate excise tax and to state and local income taxes for investors that reside in states other than Massachusetts.

The fund purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. The manager, the subadviser and the fund do not guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable.

The fund may concentrate in participation interests in municipal obligations that are issued by banks and/or backed by bank obligations. This means that an investment in the fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

Who may want to invest

The fund may be an appropriate investment if you are:

■	A Massachusetts taxpayer in a high federal tax bracket seeking current income exempt from regular federal income tax and Massachusetts personal income tax
■	Seeking exposure to short-term municipal securities at a minimum level of additional risk
■	Looking to allocate a portion of your assets to money market securities

4

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual total returns compare with the returns of the 90-day Treasury bill. This table assumes redemption of shares at the end of the period and reinvestment of distributions and dividends. The table shows the performance of the fund’s Class A shares for each of the past 7 calendar years. Class I shares (formerly Class Y shares) have different performance because of different expenses. The performance information shown below is that of the fund’s predecessor. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return for Class A Shares

Highest and lowest quarter returns: (for periods shown in the bar chart)

Highest: [    ]% in [    ] quarter [    ]; Lowest: [    ]% in [    ] quarter [    ]

Average Annual Total Returns (for periods ended December 31, 2006)

Class	1 Year		5 Years		Since Inception		Inception Date
Class A	[	]%	[	]%	[	]%	9/14/99

Class I(1)	N/A		N/A		N/A

90-day T-bill	[	]%	[	]%	[	]%(2)

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares. [There were no Class I shares outstanding for the calendar year ended December 31, 2006.]

(2)	Comparison begins on September 14, 1999.

7-day yield as of December 31, 2006

Class A	[	]%

Western Asset Massachusetts Municipal Money Market Fund         5

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(paid directly from your investment)	Class A		Class I(1)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	(2)	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class I(1)
Management fee(3)	0.45%	0.45%

Distribution and service (12b-1) fees	0.10%	None

Other expenses(4)	0.06%	0.06%

Total annual fund operating expenses	0.61%	0.51%

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(2)	Class A shares acquired through an exchange for shares of another Legg Mason Partners Fund that were originally acquired at net asset value subject to a contingent deferred sales charge ("CDSC") remain subject to the original fund’s CDSC.

(3)	The fund has a fee schedule that reduces the investment management fee payable on assets in excess of $1 billion. The current fee schedule, which became effective on October 1, 2005, is as follows: 0.45% of assets up to and including $1 billion; 0.425% on assets over $1 billion and up to and including $2 billion; 0.40% on assets over $2 billion and up to and including $5 billion; 0.375% on assets over $5 billion and up to and including $10 billion; and 0.35% on assets over $10 billion. The amounts set forth in “Management fee” in the table have been restated to reflect the current fee schedule.

(4)	The amount set forth in "Other expenses" for Class A has been restated to reflect the estimated effect of new transfer agency and custody contracts which became effective January 1, 2006. For Class I shares, "Other expenses" has been estimated based on expenses incurred by Class A shares because no Class I shares were outstanding during the fiscal year ended March 31, 2006.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (the "SEC") for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
■	Redemption of your shares at the end of the period

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A	$62	$195	$340	$762

Class I(1)	$52	$164	$285	$640

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

6

More on the fund’s investments

The fund’s investment objectives and principal investment strategies are described under the section entitled “Investments, risks and performance” above. [The fund’s investment objective may be changed without shareholder approval.](1) This section provides further information about the investment strategies that may be used by the fund.

Massachusetts municipal securities

In addition to securities issued by the Commonwealth of Massachusetts and certain other Massachusetts governmental issuers, "Massachusetts municipal securities" include debt obligations issued by certain non-Massachusetts governmental issuers such as Puerto Rico, the U.S. Virgin Islands and Guam. The interest on Massachusetts municipal securities is exempt from regular federal income tax and Massachusetts personal income taxes. As a result, the interest rate on these securities normally is lower than it would be if the securities were subject to taxation. The municipal securities in which the fund invests include general obligation bonds and notes, revenue bonds and notes and tax-exempt commercial paper. The fund may invest in floating or variable rate municipal securities. Some of these securities may have stated final maturities of more than 397 days but have demand features that entitle the fund to receive the principal amount of the securities either at any time or at specified intervals.

The fund may concentrate in participation interests in municipal obligations issued by banks and/or backed by bank obligations. This means that the fund may invest more than 25% of its assets in participation interests backed by banks. In a participation interest, the bank sells undivided interests in a municipal obligation it owns. These interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell back to the issuer after a specified notice period. If interest rates rise or fall, the rates on participation interests and other variable rate instruments generally will be readjusted.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of taxable money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

(1)	To be included if approved by shareholders.

Western Asset Massachusetts Municipal Money Market Fund         7

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2006, Western Asset’s total assets under management were approximately $[ ] billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $[ ] billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Management fee

During the fiscal year ended March 31, 2006, SBFM received a management fee equal to 0.46% of the fund’s average daily net assets.

Effective October 1, 2005, the fund pays the manager an investment management fee, which is calculated daily and paid monthly at an annual rate of the fund’s average net assets as follows: 0.45% of assets up to and including $1 billion; 0.425% on assets over $1 billion and up to and including $2 billion; 0.40% on assets over $2 billion and up to and including $5 billion; 0.375% on assets over $5 billion and up to and including $10 billion; and 0.35% on assets over $10 billion. Prior to October 1, 2005, the fund paid the manager an investment management fee, which was calculated daily and paid monthly at an annual rate of the fund’s average net assets as follows: 0.475% of assets up to and including $1 billion; 0.450% on assets over $1 billion and up to and including $2 billion; 0.425% on assets over $2 billion and up to and including $5 billion; 0.400% on assets over $5 billion and up to and including $10 billion; and 0.375% on assets over $10 billion.

A discussion regarding the basis of the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s semi-annual report for the six-month period ended September 30, 2006.

Distribution plan

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors.

The fund has adopted a Rule 12b-1 plan for its Class A shares. The Rule 12b-1 plan allows the fund to pay a monthly service fee not to exceed 0.10% per year of the average

8

daily net assets represented by Class A shares. This fee is an ongoing expense and, over time, it increases the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay

Western Asset Massachusetts Municipal Money Market Fund         9

$208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10

Choosing a class of shares to buy

Individual investors can generally purchase Class A shares of the fund. Individual investors that held Class I (formerly Class Y) shares prior to November 20, 2006, may continue to invest in Class I shares. Institutional investors and clients of financial intermediaries can generally purchase Class A and Class I shares and should refer to “Institutional investors” below.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions, a distributor’s financial advisors or registered representatives (each called a “Service Agent”)
■	The fund, but only if you are investing through certain Service Agents

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class to buy, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s choice of shares in which to invest.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

Investment Minimum Initial/Additional Investments(1)
	Class A	Class I (formerly Y)
General	$500/$50	n/a

Uniform Gifts or Transfers to Minor Accounts	$250/$50	n/a

Clients of Eligible Financial Intermediaries	$1/$1	None/None

Institutional Investors	$500/$50	$1 million/None

(1)	Please refer to the section entitled “Institutional investors” for additional information regarding the investment minimum and eligibility requirements for Institutional Investors and Clients of Eligible Financial Intermediaries.

Western Asset Massachusetts Municipal Money Market Fund         11

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the Fee table and Example at the front of this prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. A Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class I (formerly Y)
Key features	■ No initial or contingent deferred sales charge ■ Offered to individual and institutional investors ■ Generally higher annual expenses than Class I	■ No initial or contingent deferred sales charge ■ Only offered to institutional and other eligible investors ■ Generally lower expenses than Class A
Initial sales charge	None(1)	None
Contingent deferred sales charge	None(2)	None
Annual distribution and service fees	0.10% of average daily net assets	None
Exchange privilege(3)	Class A shares of most Legg Mason Partners Funds	Class I shares of most Legg Mason Partners Funds

(1)	Initial sales charges may apply if you exchange shares of the fund for shares of a Legg Mason Partners Fund.

(2)	Shares exchanged from a Legg Mason Partners Fund subject to a contingent deferred sales charge remain subject to the original fund’s contingent deferred sales charge.

(3)	Ask your Service Agent for the Legg Mason Partners Funds available for exchange.

12

Sales charge

Class A shares

You may buy Class A shares at net asset value with no initial or contingent deferred sales charge. Class A shares are subject to ongoing service fees.

Class I shares (formerly Class Y shares)

You may buy Class I shares at net asset value with no initial or contingent deferred sales charge. See “Institutional investors — Class I shares” below for additional information regarding investor eligibility and investment minimums.

Western Asset Massachusetts Municipal Money Market Fund         13

More about contingent deferred sales charges

If Class A shares of the fund are acquired by exchange from another Legg Mason Partners Fund subject to a contingent deferred sales charge, the original contingent deferred sales charge will apply to these shares. If you redeem these shares within 12 months of the date you purchased shares of the original fund, the fund’s shares may be subject to a contingent deferred sales charge of 1.00%.

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge on:

■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares that were acquired by exchange from another Legg Mason Partners Fund subject to a contingent deferred sales charge, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Legg Mason Partners Fund and paid a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The fund’s distributors receive contingent deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for Class A shares will generally be waived:

■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of contingent deferred sales charges, please contact your Service Agent or consult the SAI.

14

Institutional investors

Class I shares

As of November 20, 2006, Class Y shares were renamed Class I shares and are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS. However, investors that held Class I shares prior to that date will be permitted to make additional investments in Class I shares.

Eligible investors

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally invest in Class A and Class I shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS.

Such investment programs may include fee-based advisory or brokerage account programs, and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional investors may also invest in Class A shares, which have a different investment minimum and fees and expenses. “Institutional Investors” generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the fund.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than would otherwise have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Not all share classes may be made available by your Service Agent; please contact your Service Agent for additional details.

Western Asset Massachusetts Municipal Money Market Fund         15

Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. You must provide the following information for your order to be processed:

■   Class of shares being bought

■   Dollar amount or number of shares being bought

■   Account number (if existing account)

Your Service Agent may charge an annual account maintenance fee.

Through the fund

[Financial intermediary accounts and certain other] investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■   Write the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9662

Providence, Rhode Island 02940-9699

■   Enclose a check to pay for the shares. For initial purchases, complete and send an account application available upon request from Legg Mason Shareholder Services at the number below

■   Specify the name of the fund, the share class you wish to purchase and your account number (if existing account)

■   For more information, please call Legg Mason Partners Shareholder Services at 800-451-2010

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

16

Exchanging shares

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Legg Mason Partners Funds. Be sure to read the prospectus of the Legg Mason Partners Fund into which you are exchanging. An exchange is a taxable transaction.

■  If you bought shares through a Service Agent, you may exchange shares only for shares of the same class of certain other Legg Mason Partners Funds made available for exchange by your Service Agent. Not all Legg Mason Partners Funds made available for exchange by your Service Agent may offer all classes. Please contact your Service Agent for more information about the funds and classes that are available for exchange.

■  If you bought shares directly from the fund, you may exchange shares only for shares of the same class of another Legg Mason Partners Fund other than shares of Legg Mason Partners S&P 500 Index fund. Not all Legg Mason Partners Funds offer all classes.

■  Not all Legg Mason Partners Funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

■  Exchanges of Class A shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

■  If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

Sales charges

Your shares may be subject to an initial sales charge at the time of the exchange. For more information, contact your Service Agent or Legg Mason Partners Shareholder Services.

Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased.

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. Shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time). Exchanges are priced at the net asset value next determined

You can make telephone exchanges only between accounts that have identical registrations.

Western Asset Massachusetts Municipal Money Market Fund         17

By mail

If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.

For more information, please contact your Service Agent or consult the SAI.

18

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before you may redeem. If the shares are held by a fiduciary or corporation, other documents may be required.

Redemptions are priced at the net asset value determined after receipt of your request in good order. Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within 7 days. Your redemption proceeds may be delayed for up to 10 days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

Send written requests to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■  The name of the fund, the class of shares to be redeemed, and your account number

■  The dollar amount or number of shares to be redeemed

■  Signatures of each owner exactly as the account is registered

■  Signature guarantees, as applicable

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

For more information, please contact your Service Agent or consult the SAI.

Western Asset Massachusetts Municipal Money Market Fund         19

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

A request to purchase shares becomes effective only when a Service Agent or the transfer agent receives, or converts the purchase amount into, federal funds.

The fund’s transfer agent or Legg Mason Partners Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account registration
■	Changed your account registration or your address within 30 days
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to

20

invest at least $500 within a reasonable period) the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the transfer agent or consult the SAI.

Frequent purchases and redemptions of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of Trustees of the fund has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between the fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of the fund’s shares could increase the fund’s portfolio transaction costs and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance.

Share certificates

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or Legg Mason Partners Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

Western Asset Massachusetts Municipal Money Market Fund         21

Dividends, distributions and taxes

Dividends and distributions

The fund intends to declare a dividend of substantially all of its net investment income on each day the NYSE is open. Income dividends are paid monthly. The fund generally makes distributions of both long-term and short-term capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or Legg Mason Partners Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

[to be updated by amendment]

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

Transaction	Federal tax status	Massachusetts personal income tax status
Redemption or exchange of shares	Usually no gain or loss; loss may result to extent of any contingent deferred sales charge	Usually no gain or loss; loss may result to extent of any contingent deferred sales charge

Long-term capital gain distributions	Long-term capital gain	Long-term capital gain

Dividends	Excluded from gross income if from interest on tax-exempt securities, otherwise ordinary income	Exempt from personal income tax if from interest on Massachusetts municipal securities, otherwise ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a taxable dividend or a long-term capital gain distribution because it will be taxable to you even though it may actually be a return of a portion of your investment.

The fund anticipates that it will normally not earn or distribute any long-term capital gains.

It is possible that some of the fund’s income distributions may be, and distributions of the fund’s capital gains generally will be, subject to regular federal and/or Massachusetts personal income tax. The fund may realize capital gains on the sale of its securities or on

22

transactions in derivative instruments. Some of the fund’s income that is exempt from regular federal income taxation may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local income taxes for investors that reside in states other than Massachusetts.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds.

Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the fund.

Western Asset Massachusetts Municipal Money Market Fund         23

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. The fund intends to use its best efforts to continue to maintain a constant net asset value of $1.00 per share.

Form of Purchase Payment	Purchase is Effective and Dividends Begin
■ Payment in federal funds	If received before the close of regular trading on the NYSE:	At the close of regular trading on the NYSE on that day

■ Having a sufficient cash balance in your account with a Service Agent	If received after the close of regular trading on the NYSE:	At the close of regular trading on the NYSE on the next business day

■ Other forms of payment, with conversion into, or advance of, federal funds by a Service Agent	At the close of regular trading on the NYSE the next business day

■ Other forms of payment received by the transfer agent

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

24

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables, except for the financial information for the six-month period ended September 30, 2006, has been derived from the predecessor fund’s financial statements which have been audited by [    ], independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial information shown below is that of the fund’s predecessor. As of November 20, 2006, Class Y shares of the fund were renamed Class I shares. [No information is presented for Class I shares because no shares were outstanding during the periods shown.]

For a Class A share(1) of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:

	Six months ended September 30, 2006 (unaudited)	2006	2005	2004	2003	2002
Net asset value, beginning of year		$$1.000	$1.000	$1.000	$1.000	$1.000

Income from operations:
Net investment income and net realized gain		0.021	0.008	0.004	0.008	0.018

Less distributions from:
Net investment income and net realized gain		(0.021)	(0.008)	(0.004)	(0.008)	(0.018)

Net asset value, end of year		$$1.000	$1.000	$1.000	$1.000	$1.000

Total return(2)%		2.10%	0.81%	0.44%	0.78%	1.81%

Net assets, end of year (millions)		$$202	$183	$223	$254	$300

Ratios to average net assets:
Gross expenses	%	0.64%	0.64%	0.61%	0.65%	0.66%
Net expenses(3)		0.64 (4)	0.64 (4)	0.61	0.65	0.65 (4)
Net investment income		2.09	0.79	0.43	0.78	1.80

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.80%.

(4)	The investment manager voluntarily waived a portion of its fee.

Western Asset Massachusetts Municipal Money Market Fund         25

(Investment Company Act file no. 811-04395)

[FD        ]

Western Asset Massachusetts Municipal Money Market Fund

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or Legg Mason Partners Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, or by calling Legg Mason Partners Shareholder Services at 800-451-2010 or by writing to the fund at Legg Mason Partners Funds, 125 Broad St, New York, New York 10004. The fund’s shareholder reports and SAI are not available on its website because the fund does not have a website.

Information about the fund (including the SAI) can be viewed and copied at the Securities and Exchange Commission’s (the "SEC") Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

PROSPECTUS

[                    ], 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Western Asset New York

Municipal Money Market Fund

Class A and I Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset New York Municipal Money Market Fund

Contents

You should know:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve its value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund. The fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly fixed income-type funds. Any information in this Prospectus relating to the fund prior to the date of this Prospectus refers to the fund’s predecessor.

Prior to April 13, 2007, the fund was known as Legg Mason Partners Municipal Funds — New York Money Market Portfolio.

Investments, risks and performance

Investment objective

The fund seeks to provide income exempt from both regular federal income tax and New York State and New York City personal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Principal investment strategies

Key investments

Under normal circumstances, the fund invests at least 80% of its assets in short-term high quality New York municipal securities. These include securities issued by the State of New York and certain other municipal issuers, political subdivisions, agencies and public authorities that pay interest that is exempt from regular federal income tax and New York State and New York City personal income tax. All of the securities in which the fund invests are rated in one of the two highest short-term rating categories, or if unrated, of equivalent quality. All of these securities have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

The fund may invest more than 25% of its assets in participation interests in municipal obligations that are issued by banks and/or backed by bank obligations.

The fund may invest up to 20% of its assets in three types of structured securities: tender option bonds, partnership interests and swap-based securities. Swap-based securities represent participation interests in a special purpose trust or partnership holding one or more municipal bonds and/or municipal bond interest rate swaps. A typical swap enables the trust or partnership to exchange a municipal bond interest rate for a floating or variable, short-term municipal interest rate.

These structured securities are a type of derivative instrument. Unlike some derivatives, these securities are not designed to leverage the fund’s portfolio or increase its exposure to interest rate risk.

Selection process

The portfolio managers select securities primarily by identifying undervalued sectors and individual securities. The portfolio managers only select securities of issuers that they believe present minimal credit risk. In selecting individual securities, the portfolio managers:

■	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors
■	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values
■	Measure the potential impact of supply/demand imbalances for fixed versus variable rate securities
■	Consider the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that offer return advantages at similar risk levels

2

Principal risks of investing in the fund

Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund could underperform other short-term municipal debt instruments or money market funds as a result of the following risks:

■	Interest rates rise, causing the value of the fund’s portfolio to decline
■	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or the security’s credit rating is downgraded
■	New York municipal securities fall out of favor with investors. The fund will suffer more than a national municipal fund from adverse events affecting New York municipal issuers
■	Unfavorable legislation affects the tax-exempt status of municipal securities
■	The portfolio managers’ judgment about the attractiveness, value or income potential of a particular security proves to be incorrect
■	Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in municipal bonds. These issues could be resolved in a manner that could hurt the performance of the fund.

Non-diversified status. The fund is classified as non-diversified, which means that the fund is not limited in the proportion of its assets that it may invest in the obligations of a single issuer. However, the fund intends to comply with the diversification requirements applicable to money market funds which limit the fund’s ability to invest in the obligations of a single issuer. The fund’s assumption of large positions in the obligations of a small number of issuers may cause the fund’s share price to fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

[To be updated: New York is in the process of recovering from the repercussions of the September 11, 2001 terrorist attacks on New York City. New York City accounts for a large segment of the state’s population and personal income, and New York City’s financial health affects the state in many ways. The economies of both the state and the city of New York are particularly susceptible to volatility in the financial services sector. Although the unemployment rate in New York has decreased over the past few years and there has been a significant recovery on Wall Street, growth is expected to slow and future weakness in the financial services sector in New York City could negatively impact the New York economy. An accelerated pace of interest rate hikes, as well as lower corporate earnings, could negatively impact equity markets, possibly resulting in smaller bonus payments by Wall Street firms, thus reducing state tax revenues. These and other factors may affect the market value of municipal obligations held by the fund, the marketability of such obligations, and the ability of the issuers to make the required payments of interest and principal resulting in losses to the fund. In addition, if the fund has difficulty finding high quality New York municipal obligations to purchase, the amount of the fund’s income that is subject to New York taxes could increase. More detailed information about the economy of New York may be found in the fund’s Statement of Additional Information (“SAI”).]

It is possible that some of the fund’s income distributions may be, and distributions of the fund’s capital gains generally will be, subject to regular federal income tax and New York State and New York City personal income taxes. The fund may realize capital gains subject to regular federal income taxes and New York State and New York City

Western Asset New York Municipal Money Market Fund          3

personal income taxes on the sale of its securities or on transactions in derivative instruments. Distributions of the fund’s income that is exempt from regular federal income taxation may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local income taxes for investors that reside in states other than New York.

The fund purchases municipal securities, the interest on which, in the opinion of bond counsel, is exempt from federal income tax. The manager, the subadviser and the fund do not guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable.

The fund may concentrate in participation interests in municipal obligations that are issued by banks and/or backed by bank obligations. This means that an investment in the fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

Who may want to invest

The fund may be an appropriate investment if you are:

■	A New York taxpayer in a high federal tax bracket seeking current income exempt from regular federal income tax and New York State and New York City personal income taxes
■	Seeking exposure to short-term municipal securities at a minimum level of additional risk
■	Looking to allocate a portion of your assets to money market securities

4

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual total returns compare with the returns of the 90-day Treasury bill. This table assumes redemption of shares at the end of the period and reinvestment of distributions and dividends. The table shows the performance of the fund’s Class A shares for each of the past 10 calendar years. Class I shares (formerly Class Y shares) have different performance because of different expenses. The performance information shown below is that of the fund’s predecessor. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return for Class A Shares

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: [        ]% in [        ] quarter [        ]; Lowest: [        ]% in [        ] quarter [        ];

Average Annual Total Returns (for periods ended December 31, 2006)

Class	1 Year		5 Years		10 Years		Since Inception		Inception Date
Class A	[	]%	[	]%	[	]%	—		09/30/92

Class I(1)	[	]%	N/A		N/A		[	]%	12/03/03

90-day T-bill	[	]%	[	]%	[	]%	N/A

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

7-day yield as of December 31, 2006:

Class A: [        ]%; Class I: [        ]%

Western Asset New York Municipal Money Market Fund          5

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(paid directly from your investment)	Class A	Class I(1)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None(2)	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class I(1)
Management fee(3)	0.44%	0.44%

Distribution and service (12b-1) fees	0.10%	None

Other expenses(4)	0.02%	0.01%

Total annual fund operating expenses	0.56%	0.45%

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(2)	Class A shares acquired through an exchange for shares of another Legg Mason Partners Fund that were originally acquired at net asset value subject to a contingent deferred sales charge (“CDSC”) remain subject to the original fund’s CDSC.

(3)	The fund has a fee schedule that reduces the investment management fee payable on assets in excess of $1 billion. The current fee schedule, which became effective on October 1, 2005, is as follows: 0.45% of assets up to and including $1 billion; 0.425% on assets over $1 billion and up to and including $2 billion; 0.40% on assets over $2 billion and up to and including $5 billion; 0.375% on assets over $5 billion and up to and including $10 billion; and 0.35% on assets over $10 billion. The amounts set forth in “Management fee” in the table have been restated to reflect the current fee schedule.

(4)	The amounts set forth in “Other expenses” reflect the estimated effect of new transfer agency and custody contracts which became effective January 1, 2006.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
■	Redemption of your shares at the end of the period

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A	$57	$179	$313	$701

Class I(1)	$46	$144	$252	$567

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

6

More on the fund’s investments

The fund’s investment objectives and principal investment strategies are described under the section entitled “Investments, risks and performance” above. [The fund’s investment objective may be changed without shareholder approval.](1) This section provides further information about the investment strategies that may be used by the fund.

New York municipal securities

In addition to debt obligations issued by the State of New York and certain other New York governmental issuers, “New York municipal securities” include debt obligations issued by certain non-New York governmental issuers such as Puerto Rico, the U.S. Virgin Islands and Guam. The interest on New York municipal securities is exempt from regular federal income tax and New York State and New York City personal income taxes. As a result, the interest rate on these securities normally is lower than it would be if the securities were subject to taxation. The municipal securities in which the fund invests include general obligation bonds and notes, revenue bonds and notes and tax-exempt commercial paper. The fund may invest in floating or variable rate municipal securities. Some of these securities may have stated final maturities of more than 397 days but have demand features that entitle the fund to receive the principal amount of the securities either at any time or at specified intervals.

The fund may concentrate in participation interests in municipal obligations issued by banks and/or backed by bank obligations. This means that the fund may invest more than 25% of its assets in participation interests backed by banks. In a participation interest, the bank sells undivided interests in a municipal obligation it owns. These interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell back to the issuer after a specified notice period. If interest rates rise or fall, the rates on participation interests and other variable rate instruments generally will be readjusted.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of taxable money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the SAI. However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

(1)	To be included if approved by shareholders.

Western Asset New York Municipal Money Market Fund          7

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2006, Western Asset’s total assets under management were approximately $[            ] billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $[            ] billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Management fee

During the fiscal year ended March 31, 2006, SBFM received a management fee equal to 0.45% of the fund’s average daily net assets.

Effective October 1, 2005, the fund pays the manager an investment management fee, which is calculated daily and paid monthly at an annual rate of the fund’s average net assets as follows: 0.45% of assets up to and including $1 billion; 0.425% on assets over $1 billion and up to and including $2 billion; 0.40% on assets over $2 billion and up to and including $5 billion; 0.375% on assets over $5 billion and up to and including $10 billion; and 0.35% on assets over $10 billion. Prior to October 1, 2005, the fund paid the manager an investment management fee, which was calculated daily and paid monthly at an annual rate of the fund’s average net assets as follows: 0.475% of assets up to and including $1 billion; 0.450% on assets over $1 billion and up to and including $2 billion; 0.425% on assets over $2 billion and up to and including $5 billion; 0.400% on assets over $5 billion and up to and including $10 billion; and 0.375% on assets over $10 billion.

A discussion regarding the basis of the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s semi-annual report for the six month period ended September 30, 2006.

Distribution plan

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors.

The fund has adopted a Rule 12b-1 plan for its Class A shares. The Rule 12b-1 plan allows the fund to pay a monthly service fee not to exceed 0.10% per year of the average

8

daily net assets represented by Class A shares. This fee is an ongoing expense and, over time, it increases the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then investment adviser to the fund and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Fund’s investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay

Western Asset New York Municipal Money Market Fund          9

$208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

10

Choosing a class of shares to buy

Individual investors can generally purchase Class A shares of the fund. Individual investors that held Class I (formerly Class Y) shares prior to November 20, 2006, may continue to invest in Class I shares. Institutional investors and clients of financial intermediaries can generally purchase Class A and Class I shares and should refer to “Institutional investors” below.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions, a distributor’s financial advisors or registered representatives (each called a “Service Agent”)
■	The fund, but only if you are investing through certain Service Agents

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class to buy, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s choice of shares in which to invest.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

Investment Minimum Initial/Additional Investments(1)
	Class A	Class I (formerly Y)
General	$500/$50	n/a

Uniform Gifts or Transfers to Minor Accounts	$250/$50	n/a

Clients of Eligible Financial Intermediaries	$1/$1	None/None

Institutional Investors	$500/$50	$1 million/None

(1)	Please refer to the section entitled “Institutional investors” for additional information regarding the investment minimum and eligibility requirements for Institutional Investors and Clients of Eligible Financial Intermediaries.

Western Asset New York Municipal Money Market Fund          11

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the Fee table and Example at the front of this prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. A Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class I (formerly Y)
Key features	■ No initial or contingent deferred sales charge ■ Offered to individual and institutional investors ■ Generally higher annual expenses than Class I	■ No initial or contingent deferred sales charge ■ Only offered to institutional and other eligible investors ■ Generally lower expenses than Class A
Initial sales charge	None(1)	None
Contingent deferred sales charge	None(2)	None
Annual distribution and service fees	0.10% of average daily net assets	None
Exchange privilege(3)	Class A shares of most Legg Mason Partners Funds	Class I shares of most Legg Mason Partners Funds

(1)	Initial sales charges may apply if you exchange shares of the fund for shares of a Legg Mason Partners Fund.

(2)	Shares exchanged from a Legg Mason Partners Fund subject to a contingent deferred sales charge remain subject to the original fund’s contingent deferred sales charge.

(3)	Ask your Service Agent for the Legg Mason Partners Funds available for exchange.

12

Sales charge

Class A shares

You may buy Class A shares at net asset value with no initial or contingent deferred sales charge. Class A shares are subject to ongoing service fees.

Class I shares (formerly Class Y shares)

You may buy Class I shares at net asset value with no initial or contingent deferred sales charge. See “Institutional investors — Class I shares” below for additional information regarding investor eligibility and investment minimums.

Western Asset New York Municipal Money Market Fund          13

More about contingent deferred sales charges

Class A shares

If Class A shares of the fund are acquired by exchange from another Legg Mason Partners Fund subject to a contingent deferred sales charge, the original contingent deferred sales charge will apply to these shares. If you redeem these shares within 12 months of the date you purchased shares of the original fund, the fund’s shares may be subject to a contingent deferred sales charge of 1.00%.

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a deferred sales charge on:

■	Shares representing reinvested distributions and dividends
■	Shares that are no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares that were acquired by exchange from another Legg Mason Partners Fund subject to a contingent deferred sales charge, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Legg Mason Partners Fund and paid a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information. The fund’s distributors receive contingent deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for Class A shares will generally be waived:

■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of contingent deferred sales charges, please contact your Service Agent or consult the SAI.

14

Institutional investors

Class I shares

As of November 20, 2006, Class Y shares were renamed Class I shares and are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS. However, investors that held Class I shares prior to that date will be permitted to make additional investments in Class I shares.

Eligible investors

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally invest in Class A and Class I shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory or brokerage account programs, and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional investors may also invest in Class A shares, which have a different investment minimum and fees and expenses. “Institutional Investors” generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the fund.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than would otherwise have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Not all share classes may be made available by your Service Agent; please contact your Service Agent for additional details.

Western Asset New York Municipal Money Market Fund          15

Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. You must provide the following information for your order to be processed:

■  Class of shares being bought

■  Dollar amount or number of shares being bought

■  Account number (if existing account)

Your Service Agent may charge an annual account maintenance fee.

Through the fund

[Financial intermediary accounts and certain other] investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■  Write the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9662

Providence, Rhode Island 02940-9699

■  Enclose a check to pay for the shares. For initial purchases, complete and send an account application available upon request from Legg Mason Partners Shareholder Services at the number below

■  Specify the name of the fund, the share class you wish to purchase and your account number (if existing account)

■  For more information, please call Legg Mason Partners Shareholder Services at 800-451-2010

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

16

Exchanging shares

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Legg Mason Partners Funds. Be sure to read the prospectus of the Legg Mason Partners Fund into which you are exchanging. An exchange is a taxable transaction.

■  If you bought shares through a Service Agent, you may exchange shares only for shares of the same class of certain other Legg Mason Partners Funds made available for exchange by your Service Agent. Not all Legg Mason Partners Funds made available for exchange by your Service Agent may offer all classes. Please contact your Service Agent for more information about the funds and classes available for exchange.

■  If you bought shares directly from the fund, you may exchange shares only for shares of the same class of another Legg Mason Partners Fund other than Legg Mason Partners S&P 500 Index fund. Not all Legg Mason Partners Funds offer all classes.

■  Not all Legg Mason Partners Funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

■  Exchanges of Class A shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

■  If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

Sales charges

Your shares may be subject to an initial sales charge at the time of the exchange. For more information, contact your Service Agent or Legg Mason Partners Shareholder Services.

Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased.

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. Shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time). Exchanges are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

Western Asset New York Municipal Money Market Fund          17

By mail

If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.

For more information, please contact your Service Agent or consult the SAI.

18

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Redemptions are priced at the net asset value determined after receipt of your request in good order. Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within 7 days. Your redemption proceeds may be delayed for up to 10 days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

For accounts held directly at the fund, send written requests to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9662

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■   The name of the fund, the class of shares to be redeemed, and your account number

■   The dollar amount or number of shares to be redeemed

■   Signatures of each owner exactly as the account is registered

■   Signature guarantees, as applicable

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on an electronic transfer (ACH) or wire.

For more information, please contact your Service Agent or consult the SAI.

Western Asset New York Municipal Money Market Fund          19

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

A request to purchase shares becomes effective only when a Service Agent or the transfer agent receives, or converts the purchase amount into, federal funds.

The fund’s transfer agent or Legg Mason Partners Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account registration
■	Changed your account registration or your address within 30 days
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to

20

invest at least $500 within a reasonable period) the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60 day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the transfer agent or consult the SAI.

Frequent purchases and redemptions of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of Trustees of the fund has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between the fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of the fund’s shares could increase the fund’s portfolio transaction costs and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance.

Share certificates

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or Legg Mason Partners Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

Western Asset New York Municipal Money Market Fund          21

Dividends, distributions and taxes

Dividends and distributions

The fund intends to declare a dividend of substantially all of its net investment income on each day the NYSE is open. Income dividends are paid monthly. The fund generally makes distributions of both long-term and short-term capital gain, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or Legg Mason Partners Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

[to be updated by amendment]

In general, redeeming shares, exchanging shares and receiving dividends and distributions (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

Transaction	Federal tax status	New York personal income tax status
Redemption or exchange of shares	Usually no gain or loss; loss may result to extent of any contingent deferred sales charge	Usually no gain or loss; loss may result to extent of any contingent deferred sales charge

Long-term capital gain distributions	Long-term capital gain	Long-term capital gain

Dividends	Excluded from gross income if from interest on tax-exempt securities, otherwise ordinary income	Exempt from personal income taxes if from interest on New York municipal securities, otherwise ordinary income

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income. Taxable dividends and long-term capital gain distributions are taxable whether received in cash or reinvested in fund shares. Long-term capital gain distributions are taxable to you as long-term capital gain regardless of how long you have owned your shares. You may want to avoid buying shares when the fund is about to declare a taxable dividend or a long-term capital gain distribution because it will be taxable to you even though it may actually be a return of a portion of your investment.

The fund anticipates that it will normally not earn or distribute any long-term capital gains.

It is possible that some of the fund’s income distributions may be, and distributions of the fund’s capital gains generally will be, subject to regular federal income tax and New York State and New York City personal income taxes. The fund may realize capital gains

22

on the sale of its securities or on transactions in derivative instruments. Distributions of the fund’s income that is exempt from regular federal income taxation may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local income taxes for investors that reside in states other than New York.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions, dividends and redemption proceeds. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the fund.

Western Asset New York Municipal Money Market Fund          23

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. The fund intends to use its best efforts to continue to maintain a constant net asset value of $1.00 per share.

Form of purchase payment	Purchase is effective and dividends begin
■ Payment in federal funds	If received before the close of regular trading on the NYSE:	At the close of regular trading on the NYSE on that day
■ Having a sufficient cash balance in your account with a Service Agent	If received after the close of regular trading on the NYSE:	At the close of regular trading on the NYSE on the next business day

■ Other forms of payment, with conversion into, or advance of, federal funds by a Service Agent	At the close of regular trading on the NYSE on the next business day
■ Other forms of payment received by the transfer agent

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

24

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years (or since inception if less than 5 years). Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables, except for the financial information for the six month period ended September 30, 2006, has been derived from the predecessor fund’s financial statements which have been audited by [            ], independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial information shown below is that of the fund’s predecessor. As of November 20, 2006, Class Y shares of the fund were renamed Class I shares.

For a Class A share of beneficial interest outstanding through each year ended March 31, unless otherwise noted:

Class A Shares	Six months ended September 30, 2006 (unaudited)	2006	2005	2004	2003	2002
Net asset value, beginning of year		$$1.000	$1.000	$1.000	$1.000	$1.000

Income from operations:
Net investment income and net realized gain		0.021	0.008	0.004	0.007	0.017

Total income from operations		0.021	0.008	0.004	0.007	0.017

Less distributions from:
Net investment income and net realized gains		(0.021)	(0.008)	(0.004)	(0.007)	(0.017)

Total distributions		(0.021)	(0.008)	(0.004)	(0.007)	(0.017)

Net asset value, end of year		$$1.000	$1.000	$1.000	$1.000	$1.000

Total return(1)%		2.13%	0.86%	0.42%	0.74%	1.67%

Net assets, end of year (millions)		$$1,806	$1,810	$1,915	$1,828	$2,044

Ratios to average net assets:
Gross expenses	%	0.59%	0.60%	0.60%	0.64%	0.64%
Net expenses(2)		0.59 (3)	0.59 (3)	0.60	0.64	0.64
Net investment income		2.11	0.84	0.41	0.74	1.65

(1)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(2)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class A will not exceed 0.80%.

(3)	The investment manager voluntarily waived a portion of its fees.

Western Asset New York Municipal Money Market Fund          25

For a Class I share (formerly Class Y) of beneficial interest outstanding through each year ended March 31, unless otherwise noted:

Class I Shares	Six months ended September 30, 2006 (unaudited)	2006	2005	2004(1)
Net asset value, beginning of year		$$1.000	$1.000	$1.000

Income from operations:
Net investment income and net realized gain		0.022	0.010	0.002

Total income from operations		0.022	0.010	0.002

Less distributions from:
Net investment income and net realized gains		(0.022)	(0.010)	(0.002)

Total distributions		(0.022)	(0.010)	(0.002)

Net asset value, end of year		$$1.000	$1.000	$1.000

Total return(2)%		2.26%	0.98%	0.17%

Net assets, end of year (millions)		$$165	$126	$52

Ratios to average net assets:
Gross expenses	%	0.46%	0.48%	0.47	%(3)
Net expenses(4)		0.46 (5)	0.47 (5)	0.47	(3)
Net investment income		2.27	1.00	0.51	(3)

(1)	For the period December 3, 2003 (inception date) to March 31, 2004.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(3)	Annualized.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of Class I will not exceed 0.70%.

(5)	The investment manager voluntarily waived a portion of its fees.

26

(Investment Company Act file no. 811-04395)

FD[            ]

Western Asset New York Municipal Money Market Fund

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or Legg Mason Partners Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, or by calling Legg Mason Partners Shareholder Services at 800-451-2010 or by writing to the fund at Legg Mason Partners Funds, 125 Broad St, New York, New York 10004. The fund’s shareholder reports and SAI are not available on its website because the fund does not have a website.

Information about the fund (including the SAI) can be viewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http:www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

PROSPECTUS

[                    ], 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Western Asset Municipal Money Market Fund

Class A and I Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Western Asset Municipal Money Market Fund

Contents

You should know:

An investment in the fund is not a bank deposit and is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve its value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund. The fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly fixed income-type funds. Any information in this Prospectus relating to the fund prior to the date of this Prospectus refers to the fund’s predecessor.

Prior to April 13, 2007, the fund was known as Smith Barney Municipal Money Market Fund, Inc.

Investments, risks and performance

Investment objective

The fund seeks to provide income exempt from regular federal income tax from a portfolio of high quality short-term municipal obligations selected for liquidity and stability of principal.

Principal investment strategies

Key investments

Under normal circumstances, the fund invests at least 80% of its assets in short-term high quality “municipal securities” which are debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities (together with certain other governmental issuers such as Puerto Rico, the U.S. Virgin Islands and Guam). The interest on these securities is excluded from gross income for regular federal income tax purposes. As a result, the interest rate on these securities normally is lower than it would be if the securities were subject to regular federal income tax. All of the securities in which the fund invests are rated in one of the two highest short-term rating categories, or if unrated, of equivalent quality. All of these securities have remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

The fund may invest more than 25% of its assets in participation interests in municipal obligations that are issued by banks and/or backed by bank obligations.

The fund may invest up to 20% of its assets in three types of structured securities: tender option bonds, partnership interests and swap-based securities. Swap-based securities represent participation interests in a special purpose trust or partnership holding one or more municipal bonds and/or municipal bond interest rate swaps. A typical swap enables the trust or partnership to exchange a municipal bond interest rate for a floating or variable, short-term municipal interest rate.

These structured securities are a type of derivative instrument. Unlike some derivatives, these securities are not designed to leverage the fund’s portfolio or increase its exposure to interest rate risk.

Selection process

The portfolio managers select securities primarily by identifying undervalued sectors and individual securities. The portfolio managers only select securities of issuers that they believe present minimal credit risk. In selecting individual securities, the portfolio managers:

■	Use fundamental credit analysis to estimate the relative value and attractiveness of various securities and sectors
■	Measure the potential impact of supply/demand imbalances for fixed versus variable rate securities and for obligations of different states
■	Measure the yields available for securities with different maturities and a security’s maturity in light of the outlook for interest rates to identify individual securities that offer return advantages at similar risk levels
■	May trade between general obligation and revenue bonds and among various revenue bond sectors, such as housing, hospital and industrial development, based on their apparent relative values

2

Principal risks of investing in the fund

Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund. The fund could underperform other short-term municipal debt instruments or money market funds as a result of the following risks:

■	Interest rates rise, causing the value of the fund’s portfolio to decline
■	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or the security’s credit rating is downgraded
■	Municipal securities fall out of favor with investors
■	Unfavorable legislation affects the tax-exempt status of municipal securities
■	The portfolio managers’ judgment about the attractiveness, value or income potential of a particular security proves to be incorrect
■	Investments in structured securities raise certain tax, legal, regulatory and accounting issues that may not be presented by direct investments in municipal bonds. These issues could be resolved in a manner that could hurt the performance of the fund.

It is possible that some of the fund’s income distributions may be, and distributions of any gains generally will be, subject to federal income tax. Some of the fund’s income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local income tax. While not expected, the fund may occasionally realize taxable gains on the sale of its securities.

The fund purchases municipal securities of which the related interest income, in the opinion of bond counsel, is exempt from federal income tax. The manager, the subadviser and the fund do not guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) will agree with bond counsel’s opinion. If the IRS determines that an issuer of a municipal security has not complied with applicable tax requirements, interest from the security could become subject to federal income tax, possibly retroactively to the date the security was issued, and the value of the security could decline significantly and a portion of the distributions to fund shareholders could be recharacterized as taxable.

The fund may concentrate in participation interests in municipal obligations that are issued by banks and/or backed by bank obligations. This means that an investment in the fund may be particularly susceptible to adverse events affecting the banking industry. Banks are highly regulated. Decisions by regulators may limit the loans banks make and the interest rates and fees they charge, and may reduce bank profitability. Banks depend on being able to obtain funds at reasonable costs to finance their lending operations. This makes them sensitive to changes in money market and general economic conditions. When a bank’s borrowers get in financial trouble, their failure to repay the bank will also affect the bank’s financial situation.

Who may want to invest

The fund may be an appropriate investment if you are:

■	A taxpayer in a high federal tax bracket seeking current income exempt from federal tax
■	Seeking exposure to short-term municipal securities at a minimum level of additional risk
■	Looking to allocate a portion of your assets to money market securities

Western Asset Municipal Money Market Fund         3

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in the performance from year to year for each of the past 10 years and by showing how the fund’s average annual returns compare with the returns of the 90-day Treasury bill. This table assumes redemption of shares at the end of the period and reinvestment of distributions and dividends. The table shows the performance of the fund’s Class A shares for each of the past 10 calendar years. Class I shares (formerly Class Y shares) have different performance because of different expenses. The performance information shown below is that of the fund’s predecessor. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Total Return for Class A Shares

Highest and lowest quarter returns: (for periods shown in the bar chart)

Highest: [        ]% in [        ] quarter [        ]; Lowest: [        ]% in [        ] quarter [        ]

Average Annual Total Returns (for periods ended December 31, 2006)

Class	1 Year		5 Years		10 Years
Class A	[	]%	[	]%	[	]%

Class I(1)	N/A		N/A		N/A

90-day T-bill	[	]%	[	]%	[	]%

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares. [There were no Class I shares outstanding for the calendar year ended December 31, 2006].

7-day yield as of December 31, 2006:

Class A: [        ]%

4

Fee table

This table sets forth the estimated fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(paid directly from your investment)	Class A		Class I(1)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None		None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	(2)	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class I(1)
Management fee(3)	0.40%	0.40%

Distribution and service (12b-1) fees	0.10%	None

Other expenses(4)	0.01%	0.01%

Total annual fund operating expenses	0.51%	0.41%

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(2)	Class A shares acquired through an exchange for shares of another Legg Mason Partners Fund that were originally acquired at net asset value subject to a contingent deferred sales charge (“CDSC”) remain subject to the original fund’s CDSC.

(3)	The fund has a fee schedule that reduces the investment management fee payable on assets in excess of $1 billion. The current fee schedule, which became effective on October 1, 2005, is as follows: 0.45% of assets up to and including $1 billion; 0.425% on assets over $1 billion and up to and including $2 billion; 0.40% on assets over $2 billion and up to and including $5 billion; 0.375% on assets over $5 billion and up to and including $10 billion; and 0.35% on assets over $10 billion. The amounts set forth in “Management fee” in the table have been restated to reflect the current fee schedule.

(4)	The amounts set forth in “Other expenses” have been restated to reflect the estimated effect of new transfer agency and custody contracts which became effective January 1, 2006. For Class I shares, “Other expenses” have been estimated for the fiscal year ended March 31, 2006 based on expenses incurred by Class A shares, because no Class I shares were outstanding for the fiscal year ended March 31, 2006.

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same
■	Redemption of your shares at the end of the period

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A	$52	$163	$284	$639

Class I(1)	$42	$132	$230	$517

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

Western Asset Municipal Money Market Fund         5

More on the fund’s investments

The fund’s investment objectives and principal investment strategies are described under the section entitled “Investments, risks and performance” above. [The fund’s investment objective may be changed without shareholder approval.](1) This section provides further information about the investment strategies that may be used by the fund.

(1)	To be included if approved by shareholders.

Municipal securities

The municipal securities in which the fund invests include general obligation bonds and notes, revenue bonds and notes and tax-exempt commercial paper. The fund may invest in floating or variable rate municipal securities. Some of these securities may have stated final maturities of more than 397 days but have demand features that entitle the fund to receive the principal amount of the securities either at any time or at specified intervals.

The fund may concentrate in participation interests in municipal obligations issued by banks and/or backed by bank obligations. This means that the fund may invest more than 25% of its assets in participation interests backed by banks. In a participation interest, the bank sells undivided interests in a municipal obligation it owns. These interests may be supported by a bank letter of credit or guarantee. The interest rate generally is adjusted periodically, and the holder can sell back to the issuer after a specified notice period. If interest rates rise or fall, the rates on participation interests and other variable rate instruments generally will be readjusted.

Defensive investing

The fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in any type of taxable money market instruments and short-term debt securities or cash. If the fund takes a temporary defensive position, it may be unable to achieve its investment goal.

Other investments

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. Also note that there are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its investment objective.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

6

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. Western Asset Management Company (“Western Asset”) provides the day-to-day portfolio management of the fund as subadviser.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2006, Western Asset’s total assets under management were approximately $[        ] billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $[        ] billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Management fee

During the fiscal year ended March 31, 2006, SBFM received a management fee equal to 0.42% of the fund’s average daily net assets.

Effective October 1, 2005, the fund pays the manager an investment management fee, which is calculated daily and paid monthly at an annual rate of the fund’s average net assets as follows: 0.45% of assets up to and including $1 billion; 0.425% on assets over $1 billion and up to and including $2 billion; 0.40% on assets over $2 billion and up to and including $5 billion; 0.375% on assets over $5 billion and up to and including $10 billion; and 0.35% on assets over $10 billion. Prior to October 1, 2005, the fund paid the manager an investment management fee, which was calculated daily and paid monthly at an annual rate of the fund’s average net assets as follows: 0.475% of assets up to and including $1 billion; 0.450% on assets over $1 billion and up to and including $2 billion; 0.425% on assets over $2 billion and up to and including $5 billion; 0.400% on assets over $5 billion and up to and including $10 billion; and 0.375% on assets over $10 billion.

A discussion regarding the basis of the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s semi-annual report for the six-month period ended September 30, 2006.

Distribution plan

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker-dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”) serve as the fund’s distributors.

The fund has adopted a Rule 12b-1 plan for its Class A shares. The Rule 12b-1 plan allows the fund to pay a monthly service fee not to exceed 0.10% per year of the average

Western Asset Municipal Money Market Fund         7

daily net assets represented by Class A shares. This fee is an ongoing expense and, over time, it increases the cost of your investment and may cost you more than other types of sales charges.

In addition, the distributors may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by the distributors and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent developments

On May 31, 2005, the SEC issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent: that First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay

8

$208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Western Asset Municipal Money Market Fund         9

Choosing a class of shares to buy

Individual investors can generally purchase Class A shares of the fund. Individual investors that held Class I (formerly Class Y) shares prior to November 20, 2006, may continue to invest in Class I shares. Institutional investors and clients of financial intermediaries can generally purchase Class A and Class I shares and should refer to “Institutional investors” below.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions, a distributor’s financial advisors or registered representatives (each called a “Service Agent”)
■	The fund, but only if you are investing through certain Service Agents

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class to buy, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s choice of shares in which to invest.

Not all classes of shares are available through all Service Agents. You should contact your Service Agent for further information.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

Investment Minimum Initial/Additional Investments(1)
	Class A	Class I (formerly Y)
General	$500/$50	n/a

Uniform Gifts or Transfers to Minor Accounts	$250/$50	n/a

Clients of Eligible Financial Intermediaries	$1/$1	None/None

Institutional Investors	$500/$50	$1 million/None

(1)	Please refer to the section entitled “Institutional investors” for additional information regarding the investment minimum and eligibility requirements for Institutional Investors and Clients of Eligible Financial Intermediaries.

10

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the Fee table and Example at the front of this prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. A Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class I (formerly Y)
Key features	■ No initial or contingent deferred sales charge ■ Offered to individual and institutional investors ■ Generally higher annual expenses than Class I	■ No initial or contingent deferred sales charge ■ Only offered to institutional and other eligible investors ■ Generally lower expenses than Class A
Initial sales charge	None(1)	None
Contingent deferred sales charge	None(2)	None
Annual distribution and service fees	0.10% of average daily net assets	None
Exchange privilege(3)	Class A shares of most Legg Mason Partners Funds	Class I shares of most Legg Mason Partners Funds

(1)	Initial sales charges may apply if you exchange shares of the fund for shares of a Legg Mason Partners Fund.

(2)	Shares exchanged from a Legg Mason Partners Fund subject to a contingent deferred sales charge remain subject to the original fund’s contingent deferred sales charge.

(3)	Ask your Service Agent for the Legg Mason Partners Funds available for exchange.

Western Asset Municipal Money Market Fund         11

Sales charge

Class A shares

You may buy Class A shares at net asset value with no initial or contingent deferred sales charge. Class A shares are subject to ongoing service fees.

Class I shares (formerly Class Y shares)

You may buy Class I shares at net asset value with no initial or contingent deferred sales charge. See “Institutional investors — Class I shares” below for additional information regarding investor eligibility and investment minimums.

12

More about contingent deferred sales charges

If Class A shares of the fund are acquired by exchange from another Legg Mason Partners Fund subject to a contingent deferred sales charge, the original contingent deferred sales charge will apply to these shares. If you redeem these shares within 12 months of the date you purchased shares of the original fund, the fund’s shares may be subject to a contingent deferred sales charge of 1.00%.

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge on:

■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares that were acquired by exchange from another Legg Mason Partners Fund subject to a contingent deferred sales charge, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Legg Mason Partners Fund and paid a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The fund’s distributors receive contingent deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for Class A shares will generally be waived:

■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn about additional waivers of contingent deferred sales charges, please contact your Service Agent or consult the SAI.

Western Asset Municipal Money Market Fund         13

Institutional investors

Class I shares

As of November 20, 2006, Class Y shares were renamed Class I shares and are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS. However, investors that held Class I shares prior to that date will be permitted to make additional investments in Class I shares.

Eligible investors

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally invest in Class A and Class I shares. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory or brokerage account programs, and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional investors may also invest in Class A shares, which have a different investment minimum and fees and expenses. “Institutional Investors” generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the fund.

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements that differ from the fund’s share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than would otherwise have been charged. The fund is not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

Not all share classes may be made available by your Service Agent; please contact your Service Agent for additional details.

14

Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. You must provide the following information for your order to be processed:

■   Class of shares being bought

■   Dollar amount or number of shares being bought

■   Account number (if existing account)

Your Service Agent may charge an annual account maintenance fee.

Through the fund

[Financial intermediary accounts and certain other] investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■   Write the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9662

Providence, Rhode Island 02940-9699

■   Enclose a check to pay for the shares. For initial purchases, complete and send an account application available upon request from Legg Mason Shareholder Services at the number below

■   Specify the name of the fund, the share class you wish to purchase and your account number (if existing account)

■   For more information, please call Legg Mason Partners Shareholder Services at 800-451-2010

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

Western Asset Municipal Money Market Fund         15

Exchanging shares

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Legg Mason Partners Funds. Be sure to read the prospectus of the Legg Mason Partners Fund into which you are exchanging. An exchange is a taxable transaction.

■  If you bought shares through a Service Agent, you may exchange shares only for shares of the same class of certain other Legg Mason Partners Funds made available for exchange by your Service Agent. Not all Legg Mason Partners Funds made available for exchange by your Service Agent may offer all classes. Please contact your Service Agent for more information about the funds and classes that are available for exchange.

■  If you bought shares directly from the fund, you may exchange shares only for shares of the same class of another Legg Mason Partners Fund other than shares of Legg Mason Partners S&P 500 Index fund. Not all Legg Mason Partners Funds offer all classes.

■  Not all Legg Mason Partners Funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information.

■  Exchanges of Class A shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made.

■  If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before the exchange is effective.

Sales charges

Your shares may be subject to an initial sales charge at the time of the exchange. For more information, contact your Service Agent or Legg Mason Partners Shareholder Services.

Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased.

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. Shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time). Exchanges are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail

If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.

For more information, please contact your Service Agent or consult the SAI.

16

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers (documents transferring ownership of certificates) before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Redemptions are priced at the net asset value determined after receipt of your request in good order. Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within 7 days. Your redemption proceeds may be delayed for up to 10 days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

Send written requests to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■   The name of the fund, the class of shares to be redeemed, and your account number

■   The dollar amount or number of shares to be redeemed

■   Signatures of each owner exactly as the account is registered

■   Signature guarantees, as applicable

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

For more information, please contact your Service Agent or consult the SAI.

Western Asset Municipal Money Market Fund         17

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

A request to purchase shares becomes effective only when a Service Agent or the transfer agent receives, or converts the purchase amount into, federal funds.

The fund’s transfer agent or Legg Mason Partners Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account registration
■	Changed your account registration or your address within 30 days
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to

18

invest at least $500 within a reasonable period) the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the transfer agent or consult the SAI.

Frequent purchases and redemptions of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the Board of Trustees of the fund has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between the fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of the fund’s shares could increase the fund’s portfolio transaction costs and may interfere with the efficient management of the fund’s portfolio, which could detract from the fund’s performance.

Share certificates

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or Legg Mason Partners Shareholder Services.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

Western Asset Municipal Money Market Fund         19

Dividends, distributions and taxes

Dividends and distributions

The fund declares a dividend of substantially all of its net investment income on each day the NYSE is open. Income dividends are paid monthly. The fund generally makes distributions of both long-term and short-term capital gains, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Capital gain distributions and dividends are reinvested in additional fund shares of the same class you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or Legg Mason Partners Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

[to be updated by amendment]

In general, redeeming shares, exchanging shares and receiving distributions and taxable dividends (whether in cash or additional shares) are all taxable events. The following table summarizes the tax status to you of certain transactions related to the fund.

Transaction	Federal tax status
Redemption or exchange of shares	Usually no gain or loss; loss may result to extent of any contingent deferred sales charge

Long-term capital gain distributions	Long-term capital gain

Dividends	Excluded from gross income if from interest on tax-exempt securities, otherwise ordinary income

The fund anticipates that it will normally not earn, and hence would not distribute, any long-term capital gains. It is possible that some of the fund’s income distributions may be, and distributions of any capital gains generally will be, subject to federal income tax. Some of the fund’s income that is exempt from regular federal income tax may be subject to the federal alternative minimum tax. In addition, distributions of the fund’s income and capital gains will generally be subject to state and local income tax. While not expected, the fund may occasionally realize taxable gains on the sale of its securities.

Distributions attributable to short-term capital gains are treated as dividends, taxable as ordinary income.

After the end of each year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you may be subject to back-up withholding on your distributions and taxable dividends. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax advisor about your investment in the fund.

20

Share price

You may buy, exchange or redeem shares at their net asset value next determined after receipt of your request in good order. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund. The fund intends to use its best efforts to continue to maintain a constant net asset value of $1.00 per share.

Form of purchase payment	Purchase is effective and dividends begin
■ Payment in federal funds	If received before the close of regular trading on the NYSE:	At the close of regular trading on the NYSE on that day
■ Having a sufficient cash balance in your account with a Service Agent	If received after the close of regular trading on the NYSE:	At the close of regular trading on the NYSE on the next business day

■ Other forms of payment, with conversion into, or advance of, federal funds by a Service Agent	At the close of regular trading on the NYSE the next business day
■ Other forms of payment received by the transfer agent

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

Western Asset Municipal Money Market Fund         21

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables, except for the financial information for the six-month period ended September 30, 2006, has been derived from the predecessor fund’s financial statements which have been audited by [            ], independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). The financial information shown below is that of the fund’s predecessor. As of November 20, 2006, Class Y shares of the fund were renamed Class I shares. [No information is presented for Class I shares because no shares were outstanding during the periods shown.]

For a Class A share outstanding throughout each year ended March 31, unless otherwise noted:

Class A Shares	Six months ended September 30, 2006 (unaudited)	2006	2005	2004	2003	2002
Net asset value, beginning of year	$	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

Net investment income and net realized gains		0.022	0.009	0.005	0.009	0.018

Distributions from net investment income		(0.022)	(0.009)	(0.005)	(0.009)	(0.018)

Net asset value, end of year	$	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

Total return(1)%		2.19%	0.90%	0.48%	0.85%	1.84%

Net assets, end of year (millions)		$$7,474	$7,080	$7,287	$7,813	$8,443

Ratios to average net assets:
Gross expenses	%	0.55%	0.57%	0.58%	0.60%	0.61%
Net expenses(2)		0.55 (3)	0.56 (3)	0.58	0.60	0.61
Net investment income		2.17	0.90	0.47	0.84	1.82

(1)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(2)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the fund will not exceed 0.70%.

(3)	The investment manager voluntarily waived a portion of its fees.

22

(Investment Company Act

file no. 811-03112)

FD [                ]

Western Asset

Municipal Money Market Fund

Shareholder reports Additional information about the fund’s investments is available in the fund’s Annual and Semi-Annual Reports to shareholders. In the fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected the fund’s performance.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or Legg Mason Partners Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, or by calling Legg Mason Partners Shareholder Services at 800-451-2010 or by writing to the fund at Legg Mason Partners Funds, 125 Broad St, New York, New York 10004. The fund’s shareholder reports and SAI are not available on its website because the fund does not have a website.

Information about the fund (including the SAI) can be viewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. In addition, information on the operation of the Public Reference Room may be obtained by calling the SEC at 800-SEC-0330. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

[    ], 2007

WESTERN ASSET MUNICIPAL MONEY MARKET FUND

WESTERN ASSET CALIFORNIA MUNICIPAL MONEY MARKET FUND

WESTERN ASSET MASSACHUSETTS MUNICIPAL MONEY MARKET FUND

WESTERN ASSET NEW YORK MUNICIPAL MONEY MARKET FUND (THE “FUNDS”)

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information sets forth information which may be of interest to investors but which is not necessarily included in the Prospectus, dated [ ], 2007, for Western Asset Municipal Money Market Fund (also referred to as “Municipal Fund”), Western Asset California Municipal Money Market Fund (also referred to as “California Fund”), Western Asset Massachusetts Municipal Money Market Fund (also referred to as “Massachusetts Fund”) and Western Asset New York Municipal Money Market Fund (also referred to as “New York Fund”). This Statement of Additional Information should be read in conjunction with the Prospectus. [This Statement of Additional Information incorporates by reference the financial statements described in section 12 hereof.] These financial statements can be found in the funds’ Annual Reports to Shareholders. An investor may obtain copies of the funds’ Prospectuses and Annual Reports without charge by contacting a service agent, or by calling the funds at 1-800-451-2012 toll-free.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, each fund assumed the assets and liabilities of a predecessor fund. The funds are now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly fixed income-type funds, and are series of CitiFunds Trust III (the “Trust”), a Massachusetts business trust. Other initiatives, including the election of a new Board and the approval of certain revised fundamental investment policies, have also been accomplished, and more information on these matters appears in this SAI. If certain remaining initiatives are accomplished, the funds will become series of Legg Mason Partners Money Market Trust, a Maryland business trust. Certain historical information contained in the SAI is that of the funds’ predecessors.

Prior to April 13, 2007, Western Asset Municipal Money Market Fund was known as Smith Barney Municipal Money Market Fund, Inc., Western Asset California Municipal Money Market Fund was known as Legg Mason Partners Municipal Funds — California Money Market Portfolio, Western Asset Massachusetts Municipal Money Market Fund was known as Legg Mason Partners Municipal Funds — Massachusetts Money Market Portfolio and Western Asset New York Municipal Money Market Fund was known as Legg Mason Partners Municipal Funds — New York Money Market Portfolio.

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as manager to the funds and provides certain oversight services to each fund. Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of each fund as subadviser. LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was each fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Legg Mason Investor Services, LLC (“LMIS” or a “distributor”), a wholly-owned broker-dealer subsidiary of Legg Mason and Citigroup Global Markets Inc. (“CGMI” or a “distributor”) are the funds’ distributors. Shares of each fund are continuously offered by the distributors and may be purchased from the distributors, or from financial institutions, such as federal or state-chartered banks, trust companies, savings and loan associations or savings banks, investment advisers, or broker-dealers that have entered into an agreement with the distributors (called “service agents”). The distributors and service agents may receive fees from the funds pursuant to a shareholder services and distribution plan adopted in accordance with Rule 12b-1 under the Investment Company Act of 1940, as amended (the “1940 Act”).

Each fund is a separate series of CitiFundsSM Trust III. The address and telephone number of CitiFunds Trust III (the “Trust”) are 125 Broad Street, New York, New York 10004, 1-800-331-1792.

FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK, ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER AGENCY, AND INVOLVE INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL AMOUNT INVESTED.

“Citi” is a service mark of Citigroup, licensed for use by Legg Mason as the names of funds and investment advisers. Legg Mason and its affiliates, as well as the funds’ investment manager, are not affiliated with Citigroup.

1

This Statement of Additional Information is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

2

INVESTMENT OBJECTIVE AND MANAGEMENT POLICIES

Each prospectus discusses a specific fund’s investment objective and policies. The following discussion supplements the description of each fund’s investment policies in its prospectus.

Western Asset California Municipal Money Market Fund (“California Fund”) seeks to provide income exempt from regular federal income taxes and from California personal income taxes from a portfolio of high quality short-term municipal obligations selected for liquidity and stability. The California Fund has a fundamental policy that, under normal market conditions, at least 80% of its assets (net assets plus any borrowings for investment purposes) will be invested in securities that produce income that is exempt from regular federal income taxes (but which may nevertheless be subject to the federal alternative minimum tax (“AMT”)) and from personal income taxes of the state of California in the opinion of bond counsel for the various issuers.

Western Asset New York Municipal Money Market Fund (“New York Fund”) seeks to provide its shareholders with income exempt from both regular federal income taxes and New York State and New York City personal income taxes from a portfolio of high quality short-term New York municipal obligations selected for liquidity and stability. The New York Fund has a fundamental policy that, under normal market conditions, at least 80% of its assets (net assets plus any borrowings for investment purposes) will be invested in securities that produce income that is exempt from regular federal income taxes (but which may nevertheless be subject to the AMT) and from personal income taxes of New York State and New York City in the opinion of bond counsel for the various issuers.

Western Asset Massachusetts Municipal Money Market Fund (“Massachusetts Fund”) seeks to provide income exempt from regular federal income taxes and from Massachusetts personal income taxes from a portfolio of high quality short-term municipal obligations selected for liquidity and stability. The Massachusetts Fund has a fundamental policy that, under normal market conditions, at least 80% of its assets (net assets plus any borrowings for investment purposes) will be invested in securities that produce income that is exempt from regular federal income taxes (but which may nevertheless be subject to the AMT) and from personal income taxes of the Commonwealth of Massachusetts in the opinion of bond counsel for the various issuers.

Western Asset Municipal Money Market Fund (“Municipal Fund”) seeks to provide income exempt from regular federal income tax from a portfolio of high quality, short-term municipal obligations selected for liquidity and stability of principal. The Municipal Fund has a fundamental policy that, under normal circumstances, the fund invests at least 80% of its assets in short-term, high quality “municipal securities,” which are debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities (together with certain other governmental issuers such as Puerto Rico, the U.S. Virgin Islands and Guam). The interest in these securities is excluded from gross income for regular federal income tax purposes, but may nevertheless be subject to the AMT.

Investments and Investment Policies

Municipal Obligations. In general, municipal obligations are debt obligations (bonds or notes) issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities the interest on which is exempt from regular federal income taxes in the opinion of bond counsel to the issuer. Municipal obligations are issued to obtain funds for various public purposes, many of which may enhance the quality of life, including the construction of a wide range of public facilities, such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works, gas, and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, or to obtain funds to loan to other public institutions and facilities and in anticipation of the receipt of revenue or the issuance of other obligations. In addition, the term “municipal obligations” includes certain types of industrial development bonds (“IDBs”) issued by public authorities to obtain funds to provide various privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewerage or solid waste disposal.

The two principal classifications of municipal obligations are “general obligation” and “revenue.” General obligations are secured by a municipal issuer’s pledge of its full faith, credit, and taxing power for the payment of principal and interest. Revenue obligations are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source. Although IDBs are issued by municipal authorities, they are generally secured by the revenues derived from payments of the industrial user. The payment of the principal and interest on IDBs is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment. [Currently, the majority of each of California Fund’s, Massachusetts Fund’s and New York Fund’s municipal obligations are revenue bonds.]

For purposes of diversification and concentration under the Investment Company Act of 1940, as amended (the “1940 Act”), the identification of the issuer of municipal obligations depends on the terms and conditions of the obligation. If the assets and revenues of

3

an agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision is regarded as the sole issuer. Similarly, in the case of an IDB or a pollution control revenue bond, if the bond is backed only by the assets and revenues of the non-governmental user, the non-governmental user is regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guaranty is regarded as a separate security and treated as an issue of such guarantor. Similar criteria apply for purposes of the diversification requirements relating to the funds’ qualification as regulated investment companies under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”).

The yields on municipal obligations are dependent on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Nationally Recognized Statistical Ratings Organizations (“NRSROs”), such as Moody’s Investors Service, Inc. (“Moody’s”) and the Standard & Poor’s Division of The McGraw-Hill Companies, Inc. (“S&P”), represent their opinions as to the quality of the municipal obligations that they undertake to rate. It should be emphasized, however, that such ratings are general and are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields when purchased in the open market, while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

Each fund may invest in securities the disposition of which is subject to legal or contractual restrictions. The sale of restricted securities often requires more time and results in higher dealer discounts or other selling expenses than does the sale of securities that are not subject to restrictions on resale. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale.

Securities may be sold in anticipation of a market decline (a rise in interest rates) or purchased in anticipation of a market rise (a decline in interest rates). In addition, a security may be sold and another purchased at approximately the same time to take advantage of what the manager believes to be a temporary disparity in the normal yield relationship between the two securities. The funds believe that, in general, the secondary market for tax-exempt securities in each of the funds’ portfolios may be less liquid than that for taxable fixed-income securities. Accordingly, the ability of a fund to make purchases and sales of securities in the foregoing manner may be limited. Yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, but instead due to such factors as changes in the overall demand for or supply of various types of tax-exempt securities or changes in the investment objectives of investors.

Municipal obligations also are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal Bankruptcy Code, and laws, if any, that may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any one or more issuers to pay, when due, the principal of and interest on its or their municipal obligations may be materially affected.

From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations, and similar proposals may be introduced in the future. If one of these proposals were enacted, the availability of tax-exempt obligations for investment by the funds and the value of a fund’s investments would be affected. The Trust’s Board of Trustees would then reevaluate the funds’ investment objectives and policies.

Opinions relating to the validity of municipal obligations and to the exclusion of interest thereon from gross income for regular federal income tax purposes are rendered by bond counsel to the respective issuers at the time of issuance. Neither the funds nor the subadviser will review the proceedings relating to the issuance of municipal obligations or the bases for such opinions.

Short-Term Instruments. Among the types of short-term instruments in which each fund may invest are floating- or variable-rate demand instruments subject to demand features (“demand instruments”), tax-exempt commercial paper (generally having a maturity of less than nine months), and other types of notes generally having maturities of less than three years, such as Tax Anticipation Notes, Revenue Anticipation Notes, Tax and Revenue Anticipation Notes and Bond Anticipation Notes. Demand instruments usually have an indicated maturity of more than one year, but contain a demand feature (or “put”) that enables the holder to redeem the investment on no more than 30 days’ notice; variable-rate demand instruments provide for automatic establishment of a new interest rate on set dates; floating-rate demand instruments provide for automatic adjustment of their interest rates whenever some other specified interest rate changes (e.g., the prime rate). Each fund may purchase participation interests in variable-rate tax-exempt securities (such as Industrial Development Bonds) owned by banks. Participations are frequently backed by an irrevocable letter of credit or guarantee of a bank that the manager has determined meets the prescribed quality standards for the fund. Participation interests will be purchased only if management believes interest income on such interests will be tax-exempt when distributed as dividends to shareholders.

4

Investments in participation interests in variable-rate tax-exempt securities (such as IDBs) purchased from banks give the purchaser an undivided interest in the tax-exempt security in the proportion that the fund participation interest bears to the total principal amount of the tax-exempt security with a demand repurchase feature. Participation interests are frequently backed by an irrevocable letter of credit or guarantee of a bank that the manager, under the supervision of the Trustees, has determined meets the prescribed quality standards for the fund. A fund has the right to sell the instrument back to the bank and draw on the letter of credit on demand on seven days’ notice or less, for all or any part of the fund’s participation interest in the tax-exempt security, plus accrued interest. Each fund intends to exercise the demand under the letter of credit only (1) upon a default under the terms of the documents of the tax-exempt security, (2) as needed to provide liquidity in order to meet redemptions, or (3) to maintain a high quality investment fund. Banks will retain a service and letter of credit fee and a fee for issuing repurchase commitments in an amount equal to the excess of the interest paid on the tax- exempt securities over the negotiated yield at which the instruments were purchased by a fund. The manager will monitor the pricing, quality and liquidity of the variable-rate demand instruments held by each fund, including the IDBs supported by bank letters of credit or guarantees, on the basis of published financial information, reports of rating agencies and other bank analytical services to which the manager may subscribe.

Money Market Instruments. Each fund operates as a money market fund and utilizes certain investment policies so that, to the extent reasonably possible, its price per share will not change from $1.00, although no assurance can be given that this goal will be achieved on a continuous basis. For example, none of these funds will purchase a security which, after giving effect to any demand features, has a remaining maturity of greater than 397 days, or maintain a dollar-weighted average portfolio maturity in excess of 90 days.

Each fund’s investments are limited to United States dollar-denominated instruments that, at the time of acquisition (including any related credit enhancement features), have received a rating in one of the two highest categories for short-term debt obligations from the “Requisite NRSROs,” securities of issuers that have received such a rating with respect to other comparable securities, and comparable unrated securities. “Requisite NRSROs” means (a) any two NRSROs that have issued a rating with respect to a security or class of debt obligations of an issuer, or (b) one NRSRO, if only one NRSRO has issued such rating at the time that the fund acquires the security. The NRSROs currently designated as such by the Securities and Exchange Commission (“SEC”) are S&P, Moody’s, Fitch Inc. (“Fitch”), Dominion Bond Rating Service Ltd. and A.M. Best Company, Inc.

Each fund may invest up to 20% of the value of its assets in one or more of the three principal types of derivative product structures described below. Derivative products are typically structured by a bank, broker-dealer or other financial institution. A derivative product generally consists of a trust or partnership through which the fund holds an interest in one or more underlying bonds, coupled with a conditional right to sell (“put”) the fund’s interest in the underlying bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). Typically, a derivative product is structured as a trust or partnership which provides for pass-through tax-exempt income. There are currently three principal types of derivative structures: (1) “Tender Option Bonds,” which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products,” in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty, who agrees to pay a floating municipal money market interest rate; and (3) “Partnerships,” which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement.

Investments in derivative products raise certain tax, legal, regulatory and accounting issues which may not be presented by investments in other municipal bonds. There is some risk that certain issues could be resolved in a manner that could adversely impact the performance of a fund. For example, the tax-exempt treatment of the interest paid to holders of derivative products is premised on the legal conclusion that the holders of such derivative products have an ownership interest in the underlying bonds. While the funds receive an opinion of legal counsel to the issuer to the effect that the income from each derivative product is tax-exempt to the same extent as the underlying bond, the Internal Revenue Service (the “IRS”) has not issued a ruling on this subject. Were the IRS to take a contrary position, there is a risk that the interest paid on such derivative products would be deemed taxable.

The funds intend to limit the risk of derivative products by purchasing only those derivative products that are consistent with the funds’ investment objectives and policies. The funds will not use such instruments to leverage their portfolios. Hence, derivative products’ contributions to the overall market risk characteristics of a fund will not materially alter its risk profile and will be fully representative of the fund’s maturity guidelines.

Stand-By Commitments. Each fund may acquire “stand-by commitments” with respect to municipal obligations held in their portfolios. Under a stand-by commitment a dealer agrees to purchase, at the fund’s option, specified municipal obligations at a specified price. The funds intend to enter into stand-by commitments only with dealers, banks and broker-dealers that, in the opinion of

5

the subadviser, present minimal credit risks. In evaluating the creditworthiness of the issuer of a stand-by commitment, the manager will review periodically the issuer’s assets, liabilities, contingent claims and other relevant financial information. A "stand-by commitment" entitles the holder to achieve same day settlement and to receive an exercise price equal to the amortized cost of the underlying security plus accrued interest, if any, at the time of exercise. Although it is permissible for a fund to purchase securities with standby commitments, as a practical matter, it is unlikely that the fund would have the need or the opportunity to do so because such puts are not commonly available. Because the funds invest in securities backed by banks and other financial institutions, change in the credit quality of these institutions could cause losses to the funds and affect their share price. The funds will acquire stand-by commitments solely to facilitate fund liquidity and do not intend to exercise their rights thereunder for trading purposes.

Other Factors to be Considered. Each fund anticipates being as fully invested as practicable in tax-exempt securities. The funds may invest in taxable investments due to market conditions or pending investment of proceeds from sales of shares or proceeds from the sale of fund securities or in anticipation of redemptions. However, the funds generally expect to invest the proceeds received from the sale of shares in municipal obligations as soon as reasonably possible, which is generally within one day. At no time will more than 20% of a fund’s net assets be invested in taxable investments, except when the manager has determined that market conditions warrant the fund’s adopting a temporary defensive investment posture. To the extent a fund’s assets are invested for temporary defensive purposes, such assets will not be invested in a manner designed to achieve the fund’s investment objective.

Interest Rate Futures Contracts. A fund may purchase and sell interest rate futures contracts as a hedge against changes in interest rates. An interest rate futures contract is an agreement between two parties to buy and sell a security for a set price on a future date. Interest rate futures contracts are traded on designated “contract markets” which, through their clearing corporations, guarantee performance of the contracts. Currently, there are interest rate futures contracts based on securities such as long-term Treasury bonds, Treasury notes, Government National Mortgage Association (“GNMA”) certificates and three-month Treasury bills.

Generally, if market interest rates increase, the value of outstanding debt securities declines (and vice versa). Entering into an interest rate futures contract for the sale of securities has an effect similar to the actual sale of securities, although sale of the interest rate futures contract might be accomplished more easily and quickly. For example, if a fund holds long-term U.S. government securities and the manager anticipates a rise in long-term interest rates, the fund could, in lieu of disposing of its portfolio securities, enter into interest rate futures contracts for the sale of similar long-term securities. If interest rates increased and the value of the fund’s securities declined, the value of the fund’s interest rate futures contracts would increase, thereby protecting the fund by preventing the net asset value from declining as much as it otherwise would have declined. Similarly, entering into interest rate futures contracts for the purchase of securities has an effect similar to the actual purchase of the underlying securities, but permits the continued holding of securities other than the underlying securities. For example, if the manager expects long-term interest rates to decline, the fund might enter into interest rate futures contracts for the purchase of long-term securities, so that it could gain rapid market exposure that may offset anticipated increases in the cost of securities that it intends to purchase, while continuing to hold higher-yielding short-term securities or waiting for the long-term market to stabilize.

The Commodity Futures Trading Commission (“CFTC”) recently eliminated limitations on futures transactions and options thereon by registered investment companies, provided that the investment manager to the registered investment company claims an exclusion from regulation as a commodity pool operator. The fund is operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under the Commodity Exchange Act. As a result of these CFTC rule changes, the fund is no longer restricted in its ability to enter into futures transactions and options thereon under CFTC regulations. The fund, however, continues to have policies with respect to futures and options thereon. The current view of the staff of the SEC is that a fund’s long and short positions in futures contracts as well as put and call options on futures written by it must be collateralized with cash or other liquid securities and segregated with the fund’s custodian or designated on the fund’s records to eliminate any potential leveraging.

Private Activity Bonds. Each fund may invest without limits in private activity bonds. Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate AMT. Individual and corporate shareholders may be subject to a federal AMT to the extent that a fund’s dividends are derived from interest on those bonds. Dividends derived from interest income on tax-exempt municipal obligations are a component of the “current earnings” adjustment item for purposes of the federal corporate AMT. Private activity bonds are included in the term “municipal obligations” for purposes of determining compliance with the 80% test described above.

When-Issued Securities. Each fund may purchase municipal bonds on a “when-issued” basis (i.e., for delivery beyond the normal settlement date at a stated price and yield). The payment obligation and the interest rate that will be received on the municipal bonds purchased on a when-issued basis are each fixed at the time the buyer enters into the commitment. Although a fund will purchase municipal bonds on a when-issued basis only with the intention of actually acquiring the securities, the fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy.

6

Municipal bonds are subject to changes in value based upon the public’s perception of the creditworthiness of the issuers and changes, real or anticipated, in the level of interest rates. In general, municipal bonds tend to appreciate when interest rates decline and depreciate when interest rates rise. Purchasing municipal bonds on a when-issued basis, therefore, can involve the risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. A separate account of a fund consisting of cash or liquid debt securities equal to the amount of the when-issued commitments will be established at the fund’s custodian bank. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account on a daily basis so the value of the account will equal the amount of such commitments by the fund. Placing securities rather than cash in the segregated account may have a leveraging effect on the fund’s net assets. That is, to the extent the fund remains substantially fully invested in securities at the same time it has committed to purchase securities on a when-issued basis, there will be greater fluctuations in its net asset value than if it had set aside cash to satisfy its purchase commitments. Upon the settlement date of the when-issued securities, the fund will meet its obligations from then-available cash flow, sale of securities held in the segregated account, sale of other securities or, although it normally would not expect to do so, from the sale of the when-issued securities themselves (which may have a value greater or less than the fund’s payment obligations). Sales of securities to meet such obligations may involve the realization of capital gains, which are not exempt from federal income taxes or individual state personal income tax.

When a fund engages in when-issued transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

Short-Term Trading. Fund transactions will be undertaken principally to accomplish each fund’s objective in relation to anticipated movements in the general level of interest rates, but each fund may also engage in short-term trading consistent with its objective.

Short-Term Borrowing. Each fund may borrow on a short-term basis in an amount of up to 5% of its total assets in order to facilitate the settlement of fund securities transactions.

Diversified Status. California Fund, Massachusetts Fund and New York Fund are each classified as non-diversified under the 1940 Act, which means that the fund is not limited by the 1940 Act in the proportion of its assets that it may invest in the obligations of a single issuer. However, each fund intends to comply with the diversification requirements under Rule 2a-7 of the 1940 Act which limit a fund’s ability to invest in the obligations of a single issuer. Each fund intends to conduct its operations so as to qualify as a “regulated investment company” for purposes of the Code, which will relieve each fund of any liability for federal income tax and California and New York state franchise tax to the extent its earnings are distributed to shareholders. To so qualify, among other requirements, each fund will limit its investments so that, at the close of each quarter of the taxable year, (a) not more than 25% of the market value of the fund’s total assets will be invested in the securities of a single issuer and (b) with respect to 50% of the market value of its total assets, not more than 5% of the market value of its total assets will be invested in the securities of a single issuer and the fund will not own more than 10% of the outstanding voting securities of a single issuer. A fund’s assumption of large positions in the obligations of a small number of issuers may cause a fund’s share price to fluctuate to a greater extent than that of a diversified company as a result of changes in the financial condition or in the market’s assessment of the issuers.

Illiquid Securities. Each fund will not invest more than 10% of the value of its total assets in illiquid securities, which may include certain derivative products and will include any repurchase transactions that do not mature within seven days.

Repurchase Agreements. Municipal Fund may enter into repurchase agreements with banks which are the issuers of instruments acceptable for purchase by the fund and with certain dealers on the Federal Reserve Bank of New York's list of reporting dealers. A repurchase agreement is a contract under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price on an agreed-upon date. Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt obligation for a relatively short period of time (usually not more than seven days), subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund's holding period. Under each repurchase agreement, the selling institution will be required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund's ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. In evaluating these potential risks, the manager, acting under the supervision of the fund's board of directors, reviews on an ongoing basis the value of the collateral and the creditworthiness of those banks and dealers with which the fund enters into repurchase agreements.

7

Pursuant to an exemptive order issued by the Securities and Exchange Commission ("SEC"), the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to the fund's entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

State Risk Factors

[section to be updated]

The summaries in Appendices [B through E] are included for the purpose of providing certain information regarding the economic climate and financial condition of California (Appendix B), Massachusetts (Appendix C), New York (Appendix D), and Puerto Rico (Appendix E), and are based on information from official statements made available in connection with the issuance of certain securities and does not purport to be complete. Neither the funds nor the manager has undertaken to verify independently such information, and neither the funds nor the manager assumes responsibility for the accuracy of such information.

The summaries do not provide information regarding most securities in which the funds are permitted to invest and, in particular, do not provide specific information on the issuers or types of municipal securities in which the funds invest or the private business entities whose obligations support the payments on bonds subject to AMT, which include industrial development bonds and bonds issued to finance such projects as airports, housing projects, solid waste disposal facilities, student loan programs and water and sewage projects, in which the fund will invest. Therefore, the general risk factors as to the credit of the state or its political subdivisions discussed above may not be relevant to the funds. Although revenue obligations of a state or its political subdivisions may be payable from a specific project or source, there can be no assurance that future economic difficulties and the resulting impact on state and local government finances will not adversely affect the market value of the fund or the ability of the respective obligors to make timely payments of principal and interest on such obligations. In addition, a number of factors may adversely affect the ability of the issuers of municipal securities to repay their borrowings that are unrelated to the financial or economic condition of a state, and that, in some cases, are beyond their control.

The following is a brief summary of certain factors affecting the economies of the states listed below and does not purport to be a complete description of such factors. Many complex political, social and economic forces influence each state’s economy and finances, which may in turn affect the state’s financial plan. These forces may affect a state unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the state’s control.

California

California’s economy has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In early 2001, California’s economy slipped into a recession, which was concentrated in the state’s high-tech sector and, geographically, in the San Francisco Bay Area. There is evidence that the economy may have since stabilized.

Both the California economy and the national economy improved in 2005 and the first five months of 2006. National economic output grew by 3.5 percent in 2005. The national economy was not as strong in the second half of 2005 as it was in the first half, however. The economy rebounded in the first quarter of 2006, but recent monthly data suggest that growth decelerated again in the second quarter.

The state’s Constitution requires a balanced budget. The Budget Act for the 2006-07 Fiscal Year, adopted on June 30, 2006, projects an operating deficit for 2006-07. The deficit is expected to be funded by using a large part of the 2005-06 ending fund balance.

There can be no assurance that current or future economic difficulties in the United States or California and the resulting impact on the state will not adversely affect the market value of California municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations.

8

For further information concerning the economy of California, see Appendix B to this SAI. The summary set forth above and in Appendix B is included for the purpose of providing a general description of the state of California credit and financial conditions, is based on information from statements of issuers of California municipal obligations, and does not purport to be complete. The funds are not responsible for the accuracy or timeliness of this information.

Massachusetts

The economy of Massachusetts is represented by several industrial and non-industrial sectors. According to 2002 data, the four largest sectors of the economy were real estate and rental and leasing, manufacturing, finance and insurance, and professional and technical services. The state appears to be recovering from the recession that began in 2001, but is lagging behind the nation in many indicators, particularly employment levels.

Though state law requires approval of a balanced budget for each fiscal year, additional spending is achieved through supplementary appropriation bills. Massachusetts has experienced budget shortfalls, which it has addressed through revenue and expenditure measures, involving both one-time tactics such as the use of tobacco settlement funds, as well as methods like restructuring of the capital gains tax that could contribute to reducing structural imbalance.

A significant expense facing the state is its portion of costs relating to the “Big Dig” highway project, which was originally budgeted at slightly more than $2 billion and is currently estimated to cost approximately $14.6 billion. Nearly half of those costs are to be borne by the federal government.

There can be no assurance that current or future economic difficulties in the United States or Massachusetts and the resulting impact on the state will not adversely affect the market value of Massachusetts municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning the economy of Massachusetts, see Appendix C to this SAI. The summary set forth above and in Appendix C is included for the purpose of providing a general description of the Commonwealth of Massachusetts credit and financial conditions, is based on information from statements of issuers of Massachusetts municipal obligations, and does not purport to be complete. The funds are not responsible for the accuracy or timeliness of this information.

New York

Many complex political, social and economic forces influence New York’s economy and finances, which may in turn affect the state’s financial plan. These forces may affect New York unpredictably from fiscal year to fiscal year and are influced by governments, institutions and events that are not subject to the state’s control.The September 11th terrorist attack had a devastating impact on the New York economy. New York City is in the process of recovering from the severity of the blow; and the state’s economy continues to emerge from recession.

New York has a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. Because of the importance of that sector to the state’s economy, a weaker performance within the financial sector than is currently projected could have a more significant impact on the state than on the nation as a whole.

The State has projected potential budget gaps of $2.4 billion to $4.5 billion for fiscal years 2007-2008 and 2008-2009.

There can be no assurance that current or future economic difficulties in the United States or New York and the resulting impact on the state will not adversely affect the market value of New York municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning the economy of New York, see Appendix D to this SAI. The summary set forth above and in Appendix D is included for the purpose of providing a general description of the state of New York credit and financial conditions, is based on information from statements of issuers of New York municipal obligations, and does not purport to be complete. The funds are not responsible for the accuracy or timeliness of this information.

Puerto Rico Risk Factors

Certain of the bonds in the funds may be general obligations and/or revenue bonds of issuers located in the Commonwealth of Puerto Rico. These bonds may be affected by political, social and economic conditions in Puerto Rico. The following is a brief summary of factors affecting the economy of the Commonwealth of Puerto Rico and does not purport to be a complete description of such factors.

9

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy. Factors affecting the United States economy usually have a significant impact on the performance of the Puerto Rico economy. These factors include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the level of oil prices, the rate of inflation, and tourist expenditures.

There can be no assurance that current or future economic difficulties in the United States or Puerto Rico and the resulting impact on Puerto Rico will not adversely affect the market value of Puerto Rico municipal obligations held by the funds or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning the economy of Puerto Rico, see Appendix E to this SAI. The summary set forth above and in Appendix E is included for the purpose of providing a general description of the Commonwealth of Puerto Rico credit and financial conditions, is based on information from statements of issuers of Puerto Rico municipal obligations, and does not purport to be complete. The funds are not responsible for the accuracy or timeliness of this information.

Guam Risk Factors

Certain of the bonds in the funds may be general obligations and/or revenue bonds of issuers located in Guam. These bonds may be affected by political, social and economic conditions in Guam.

Guam, the westernmost territory of the U.S., is located 3,700 miles to the west-southwest of Honolulu, Hawaii and approximately 1,500 miles southeast of Japan. Guam’s economy is heavily dependent upon the U.S. military and tourism, particularly from Japan. Tourism has represented the primary source of Guam’s economy for over twenty years. The number of tourists visiting Guam has fluctuated in recent years due to natural disasters, fluctuations in the Japanese yen, and the events of September 11, 2001 in the United States.

Public sector employment in Guam is significant with approximately 26% of the labor force working for the local government or in federal jobs in March 2006. The rest of the labor force works in the private sector. Major private sector employment categories include construction, transportation and public utilities, retail trade and services. Recent world events have increased recognition of Guam’s strategic military value. The future for increased U.S. military presence and increased construction in Guam is optimistic, and while Guam will probably not see increases in civil service employment, increased military activity is expected to sustain and grow the Guam economy in the years to come.

United States Virgin Islands Risk Factors

Certain of the bonds in the funds may be general obligations and/or revenue bonds of issuers located in the U.S. Virgin Islands. These bonds may be affected by political, social and economic conditions in the U.S. Virgin Islands.

The principal islands of the U.S. Virgin Islands are St. Thomas, St. John, St. Croix, and Water Island. The islands are located 1,075 miles from Miami, and about 1,600 miles southeast of New York City. In July 2005, the population of the U.S. Virgin Islands was estimated at 108,708.

Tourism is the largest industry in the U.S. Virgin Islands and represents the largest segment in the private sector. The U.S. Virgin Islands received a record of over 2.5 million visitors in 2001, representing a 4.4% increase over 2000. Due to the events in the United States on September 11, 2001 there was a sharp reduction in the tourism throughout the final months of 2001, and continuing through 2002. However, performance in the tourism sector for 2004 indicates that the sector is recovering, as there was a 9.6% increase of visitors to the U.S. Virgin Islands during that year. Circumstances which negatively impact the tourism industry, such as natural disasters, economic difficulties, political events in the United States, and to a lesser extent other countries, could have a negative impact on the overall economy of the U.S. Virgin Islands.

10

Investment Restrictions

The funds each have adopted the following policies which may not be changed with respect to a fund without approval by holders of a majority of the outstanding voting securities of the fund, which as used in this SAI means the vote of the lesser of (i) voting securities representing 67% or more of the voting power of the fund present at a meeting at which the holders of voting securities representing more than 50% of the voting power of the fund are present or represented by proxy, or (ii) voting securities representing more than 50% of the voting power of the fund. The term “voting securities” as used in this paragraph has the same meaning as in the 1940 Act.

Current Investment Restrictions

Each of the funds is subject to certain restrictions and policies that are “fundamental,” which means that they may not be changed without a “vote of a majority of the outstanding voting securities” of such fund, as defined under the 1940 Act (see “Voting Rights”). The funds are subject to other restrictions and policies that are “non-fundamental” and that may be changed by the Trust’s Board of Trustees without shareholder approval, subject to any applicable disclosure requirements.

Fundamental Policies—All funds. Without the approval of a majority of its outstanding voting securities, no fund may:

1. Issue “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

2. Invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

3. Borrow money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) is derived from such transactions.

4. Make loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objectives and policies; (b) repurchase agreements; and (c) loans of its securities, to the fullest extent permitted under the 1940 Act.

5. Engage in the business of underwriting securities issued by other persons, except to the extent that the fund may technically be deemed to be an underwriter under the Securities Act of 1933, as amended, (“the 1933 Act”) in disposing of fund securities.

Fundamental Policies—California Fund, Massachusetts Fund and New York Fund. Without the approval of a majority of its outstanding voting securities, California Fund, Massachusetts Fund and New York Fund may not:

Purchase or sell real estate, real estate mortgages, real estate investment trust securities, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; or (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund’s investment objective and policies).

Fundamental Policies—Municipal Fund. Without the approval of a majority of its outstanding voting securities, Municipal Fund may not:

1. Purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund's investment objective and policies); or (d) investing in real estate investment trust securities.

11

2. Invest in a manner that would cause the fund to fail to be a "diversified company" under the 1940 Act and the rules, regulations and orders thereunder.

As a matter of fundamental policy, under normal circumstances, California Fund invests at least 80% of its assets in short-term, high quality California municipal securities.

As a matter of fundamental policy, under normal circumstances, Massachusetts Fund invests at least 80% of its assets in short-term, high quality Massachusetts municipal securities.

As a matter of fundamental policy, under normal circumstances, New York Fund invests at least 80% of its assets in short-term, high quality New York municipal securities.

As a matter of fundamental policy, under normal circumstances, Municipal Fund invests at least 80% of its assets in short-term, high quality “municipal securities,” which are debt obligations issued by any of the 50 states and their political subdivisions, agencies and public authorities (together with certain other governmental issuers such as Puerto Rico, the U.S. Virgin Islands and Guam).

Nonfundamental Policies—California Fund, Massachusetts Fund and New York Fund. As a nonfundamental policy, California Fund, Massachusetts Fund and New York Fund may not:

1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of fund securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

3. Write or purchase put, call, straddle or spread options.

4. Invest more than 5% of its assets in unseasoned issuers with less than three years of continuous operations (including that of predecessors).

5. Purchase oil, gas or other mineral leases, rights or royalty contracts or exploration or development programs, except that each fund may invest in the securities of issuers which operate, invest in, or sponsor such programs.

Nonfundamental Policies—Municipal Fund. As a nonfundamental policy, Municipal Fund may not:

1. Purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of fund securities) or sell any securities short (except “against the box”). For purposes of this restriction, the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

2. Purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid.

All of the foregoing restrictions stated in terms of percentages will apply at the time an investment is made; a subsequent increase or decrease in the percentage that may result from changes in values or net assets will not result in a violation of the restriction.

Proposed Investment Restrictions

The funds have each called a meeting of their respective shareholders to consider several proposals, including the adoption of revised fundamental investment policies or restrictions. If approved by each fund’s shareholders, each fund’s revised fundamental policies will be as follows:

(1) Each fund may not borrow money except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

12

(2) Each fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(3) Each fund may lend money or other assets to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4) Each fund may not issue senior securities except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5) Each fund may not purchase or sell real estate except as permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6) Each fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the Investment Company Act of 1940, as amended, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7) Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, each fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry, except that each fund may invest without limit in obligations issued by banks.

If approved by shareholders, each fund’s investment objective will be made non-fundamental.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowing and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. Currently the funds do not contemplate borrowing money for leverage, but if a fund does so, it will not likely do so to a substantial degree. The policy in (1) above will be interpreted to permit a fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Rule 2a-7 under the 1940 Act may limit the fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the Securities Act of 1933, as amended (the “1933 Act”). Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund

13

to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act. Rule 2a-7 under the 1940 Act may limit the fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or a subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans. Rule 2a-7 under the 1940 Act may limit the fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin. Rule 2a-7 under the 1940 Act may limit the fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a money market fund’s purchases of illiquid securities to 10% of net assets. The policy in (5) above will be interpreted not to prevent a fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities. Rule 2a-7 under the 1940 Act may limit the fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a money market fund’s purchases of illiquid securities to 10% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities. Rule 2a-7 under the 1940 Act may limit the fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets

14

in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The SEC has taken the position that money market funds may reserve the right to invest without limit in obligations of domestic banks without being deemed to concentrate their investments. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a fund as to how to classify issuers within or among industries.

The fund's proposed fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

California Fund, Massachusetts Fund and New York Fund are each currently classified as a non-diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of a fund’s total assets would be invested in securities of that issuer, or (b) a fund would hold more than 10% of the outstanding voting securities of that issuer. A non-diversified fund is not subject to these limitations. Therefore, a non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, the fund is subject to greater risk than a diversified fund. Under the 1940 Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval.

Municipal Fund is currently classified as a diversified fund under the 1940 Act. This means that the fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, a fund cannot change its classification from diversified to non-diversified without shareholder approval.

If a percentage restriction or a rating restriction (other than a restriction as to borrowing) on investment or utilization of assets set forth above or referred to in the Prospectus is adhered to at the time an investment is made or assets are so utilized, a later change in circumstances is not considered a violation of policy.

DETERMINATION OF NET ASSET VALUE

The prospectuses state that the net asset value of each fund’s shares will be determined on any date that the NYSE is open. The NYSE is closed on the observance of the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

Each fund uses the “amortized cost method” for valuing fund securities pursuant to Rule 2a-7 under the 1940 Act (the “Rule”). The amortized cost method of valuation of a fund’s securities (including any securities held in the separate account maintained for when-issued securities) involves valuing a security at its cost at the time of purchase and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The market value of each fund’s securities will fluctuate on the basis of the creditworthiness of the issuers of such securities and with changes in interest rates generally. While the amortized cost method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the fund would receive if it sold the instrument. During such periods the yield to investors in a fund may differ somewhat from that obtained in a similar company that uses mark-to-market values for all its fund securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate fund value on a particular day, a prospective investor in a fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such similar company, and existing investors would receive less (more) investment income. The purpose of this method of valuation is to attempt to maintain a constant net asset value per share, and it is expected that the price of each such fund’s shares will remain at $1.00 per share; however, shareholders should be aware that despite procedures that will be followed to maintain a

15

stable price, including maintaining a maximum dollar-weighted average fund maturity of 90 days, investing in securities that have or are deemed to have remaining maturities of 397 days or less and investing only in United States dollar-denominated instruments determined by the Trust’s Board of Trustees to be of high quality with minimal credit risks and which are Eligible Securities (as defined below), there is no assurance that at some future date there will not be a rapid change in prevailing interest rates, a default by an issuer or some other event that could cause one of these funds’ price per share to change from $1.00.

An Eligible Security is defined in the Rule to mean a security which: (a) has a remaining maturity of 397 days or less; (b)(i) is rated in the two highest short-term rating categories by any two NRSROs that have issued a short-term rating with respect to the security or class of debt obligations of the issuer, or (ii) if only one NRSRO has issued a short-term rating with respect to the security, then by that NRSRO; (c) was a long-term security at the time of issuance, is rated in the three highest long-term rating categories by the requisite NRSROs, and whose issuer has outstanding a short-term debt obligation which is comparable in priority and security and has a rating as specified in clause (b) above; or (d) if no rating is assigned by any NRSRO as provided in clauses (b) and (c) above, the unrated security is determined to be of comparable quality to any such rated security.

ADDITIONAL INFORMATION ON THE PURCHASE AND SALE OF SHARES

General

Investors may purchase shares from a service agent. [In addition, certain investors, including retirement plans purchasing through certain service agents, may purchase shares directly from a fund.] When purchasing shares of a fund, investors must specify whether the purchase is for Class A or I* shares. Service agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly with the transfer agent are not subject to a maintenance fee.

For additional information regarding applicable investment minimums and eligibility requirements, please see the fund’s prospectus.

There are no minimum investment requirements for purchases of Class A shares by: (i) current and retired board members of Legg Mason, (ii) current and retired board members of any fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”), (iii) current employees of Legg Mason and its subsidiaries, (iv) the ”immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. The funds reserve the right to waive or change minimums, to decline any order to purchase its shares and to suspend the offering of shares from time to time.

Purchase orders received by a fund or a service agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day (the “trade date”). Orders received by a service agent prior to the close of regular trading on the NYSE on any day each fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the fund’s agent prior to its close of business. [For shares purchased through CGMI or a service agent purchasing through CGMI, payment for shares of the fund is normally due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.]

The following classes of shares are available for purchase. See each fund’s prospectus for a discussion of who is eligible to purchase certain Classes and of factors to consider in selecting which class of shares to purchase.

Class A Shares. Class A shares are sold to investors at net asset value with no initial sales charge. However, if Class A shares are acquired in exchange from another Legg Mason Partners fund subject to a contingent deferred sales charge, the original deferred sales charge will apply to those shares.

Class I Shares. Class I shares are sold at net asset value with no initial sales charge and no contingent deferred sales charge upon redemption.

*	As of November 20, 2006, Class Y Shares were renamed Class I Shares.

16

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the net asset value at the time of purchase or redemption, whichever is less.

Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Legg Mason Partners mutual funds. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. [LMIS receives/the fund’s distributors receive] contingent deferred sales charges in partial consideration for their expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence per month, up to a maximum of 12% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2 (except that shareholders who purchased shares subject to a contingent deferred sales charge prior to May 23, 2005, will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with a distributor or the manager.

A shareholder who has redeemed shares from other Legg Mason Partners Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by a distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

REDEMPTION OF SHARES

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the New York Stock Exchange (“NYSE”) is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of the fund’s shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to PFPC together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

17

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each service agent is responsible for transmitting promptly orders for its customers.

The service agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each service agent.

The fund no longer issues share certificates. Outstanding share certificates will continue to be honored. If you hold share certificates, it will take longer to exchange or redeem shares.

Additional Information Regarding Telephone Redemption and Exchange Program. Neither a fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. Each fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). Each fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

EXCHANGE PRIVILEGE

The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a service agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds are immediately invested in shares of the fund being acquired at that fund’s then current net asset value. The distributors reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A Exchanges. Class A shares of each fund will be subject to the applicable sales charge upon the exchange of such shares for Class A shares of another Legg Mason Partners fund sold with a sales charge.

Class I Exchanges. Class I shareholders of each fund who wish to exchange all or a portion of their shares for shares of the respective class in another fund may do so without imposition of any charge.

Additional Information Regarding the Exchange Privilege

The funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to a fund and its shareholders. See “Frequent Purchases and Redemptions of Fund Shares” in each fund’s prospectus.

During times of drastic economic or market conditions, each fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

18

Certain shareholders may be able to exchange shares by telephone. See each fund’s prospectus for additional information. Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a service agent, their service agent to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

19

MANAGEMENT

The business affairs of each fund are managed by or under the direction of the Board of Trustees. The Board elects officers who are responsible for the day-to-day operations of the funds and who execute policies authorized by the Board. Officers receive no compensation from the funds, although they may be reimbursed for reasonable travel expenses for attending meetings of the Board.

The current Trustees, including the Independent Trustees, of the funds who are not “interested persons” of the funds as defined in the 1940 Act (the “Independent Trustees”) and executive officers of the funds, their birth years, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies and their portfolios associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.

The following information relates to the Trust’s recently elected Board of Trustees.

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

INDEPENDENT TRUSTEES:

Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motocity USA (Motorsport Racing) (2004 to 2005)		Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2001); former Interim Chancellor, Texas A&M University System (from 2003 to 2004); formerly Special Adviser to the President, Texas A&M University (from 2002 to 2003); formerly Dean and Professor of Marketing, College and Graduate School of Business, Texas A&M University (1987 to 2001)		None

Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)		None

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment		None

20

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
management) (since 2002);
Chairman, Chief Executive
Officer and Owner, Vantage
Consulting Group, Inc.
(investment management) (since
1988); formerly, Vice Chairman
and Chief Operating Officer,
Lindner Asset Management
Company (mutual fund company)
(1999 to 2001); formerly, General
Partner and Shareholder,
Greenwich Ventures LLC
(investment partnership) (1996 to
2001)

Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002); Director and Officer, South Fork Land Foundation		None

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)		Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)		None

Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)		None

Susan M. Heilbron Born 1945	Trustee	Since 1994	Independent Consultant (since 2001); formerly, Attorney and Owner, Lacey & Heilbron (communications consulting) (1993 to 2001)		None

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)		Chairman and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the Fund complex) (since 1991)

21

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)		Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001)
R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)		None

INTERESTED TRUSTEE:

R. Jay Gerken , CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board, Trustee, or Director of [ ] funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)		Trustee, Consulting Group Capital Markets Funds

*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a Board member for a fund in the Legg Mason Partners fund complex.
†	Mr. Gerken is an “interested person”, as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

22

Name, Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years

OFFICERS:

Ted P. Becker Born 1951 399 Park Avenue New York, NY 10022	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason, Inc. (2006 to present); Managing Director of Compliance at Legg Mason & Co (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included Smith Barney Fund Management (“SBFM”), Smith Barney Asset Management and Citi Fund Management (“CFM”) and other affiliated investment advisory entities) (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

John Chiota Born 1968 100 First Stamford Place, 5th Fl Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. or its predecessors (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse.

Robert I. Frenkel Born 1954 300 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. and its predecessors (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004).

R. Jay Gerken, CFA Born 1951 399 Park Avenue New York, NY 10022	Chairman, President and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co.; Chairman of the Board, Trustee, or Director of [ ] funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, SBFM and CFM (2002 to 2005); formerly, Chairman, President and Chief Executive Officer of Travelers Investment Advisers Inc. (2002 to 2005).

Frances M. Guggino Born 1957 125 Broad Street New York, NY 10004	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co. or its predecessors; Treasurer and/ or Controller of certain funds associated with Legg Mason & Co. or its predecessors.

Thomas C. Mandia Born 1962 300 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. or its predecessors (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

23

The Board has a standing Audit Committee, Nominating Committee and Pricing Committee. The Audit Committee and Nominating Committee are comprised of Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees the scope of each fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of each fund, the qualifications and independence of each fund’s independent registered public accounting firm, and each fund’s compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of each fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to each fund by the independent registered public accounting firm and all permissible non-audit services provided by each fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to each fund’s operations and financial reporting.

The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the Committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Pricing Committee is charged with determining the fair value prices for securities when required.

As indicated above, the Trust’s Board is recently elected and is newly constituted as the Board that oversees all of the fixed income-type funds in the fund complex. All members of the Board previously have served on Boards of Legg Mason Partners funds. The Audit, Governance and Pricing Committees are recently established committees of this Board and did not meet during the fund’s last fiscal year.

24

The following table shows the amount of equity securities owned by the Trustees in the funds and other investment companies in the fund complex supervised by the Trustees as of December 31, 2006.

Name of Trustee	Dollar Range of Equity Securities in California Fund	Dollar Range of Equity Securities in Massachusetts Fund	Dollar Range of Equity Securities in New York Fund	Dollar Range of Equity Securities in Municipal Fund	Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Trustee
Independent Trustee
Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer Greeven
Stephen Randolph Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit
Interested Trustee
R. Jay Gerken

[As of December 31, 2006, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadviser or distributors of the funds, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributors of the funds.]

Information regarding compensation paid to the Trustees by the fund for the calendar year ended December 31, 2006 is set forth below. The Independent Trustees receive a fee for each meeting of the funds’ Board of Trustees and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the funds for his service as trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each fund pays a pro rata share of the Trustee fees based upon asset size. Each fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of $[            ] plus $[            ] for each regularly scheduled Board meeting attended, $[            ] for each special telephonic Board meeting attended, and $[            ] for each adhoc telephonic meeting in which that trustee participates. The lead independent trustee will receive an additional $[            ] per year and the Chairs of the Audit Committee and Governance Committee will each receive an additional $[            ] per year. Each fund will reimburse Trustees for travel and out-of-pocket expenses incurred in connection with Board meetings.

25

Name of Trustee	Aggregate Compensation from California Fund (1) (2)	Aggregate Compensation from Massachusetts Fund (1) (2)	Aggregate Compensation from New York Fund (1) (2)	Aggregate Compensation from Municipal Fund (1) (2)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(1) (3)	Total Compensation from Fund Complex Paid to Trustee(1) (2)	Number of Portfolios in Fund Complex Overseen by Trustee(1)
Independent Trustees
Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer Greeven
Stephen Randolph Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit
Name of Interested Trustee
R. Jay Gerken

(1)	Information is for the calendar year ended December 31, 2006. The disclosure of compensation paid to the Trustees is provided as of the most recent calendar year end, rather than the fund’s most recent fiscal year end, for ease of presentation and comprehension.
(2)	[In addition to the amounts set forth above, each Trustee received [ ] during the fiscal year ended March 31, 2006 for services as Trustees in attending certain additional meetings of the Board. These amounts were borne by the manager and/or its affiliates and not by the funds.]
(3)	Pursuant to prior retirement plans, certain Trustees have received or are entitled to receive benefits as follows: Mr. Berv: $307,130; Mr. Cocanougher: $503,114; Mr. Finn: $306,079; Mr. Gross: $318,788; Ms. Harrington: $348,670; Ms. Kerley: $217,984; Mr. Merten: $405,257; and Mr. Pettit: $424,976. Each fund formerly overseen by these Trustees will pay a pro rata share (based upon asset size) of these benefits. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of these benefits.

26

For the fiscal year ended March 31, 2006, the Trustees of the funds’ predecessors were paid the compensation listed below for service as a Director.

Name of Trustee	Aggregate Compensation from Legg Mason Partners Municipal Funds For Fiscal Year Ended 03/31/06	Aggregate Compensation from Smith Barney Municipal Money Market Fund, Inc. For Fiscal Year Ended 03/31/06	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(1)	Total Compensation from Fund Complex Paid to Trustee For Calendar Year Ended 12/31/06 (2)	Number of Portfolios in Fund Complex Overseen by Trustee
Lee Abraham	$8,363	$8,180	$0		$27
Allan J. Bloostein*	3,846	3,765	0		34
Jane F. Dasher	10,070	8,966	0		27
Donald R. Foley**	8,429	8,261	0		18
R. Jay Gerken†	—	—	—	—	169
Richard E. Hanson Jr.	8,763	8,580	0		27
Paul Hardin	8,763	8,580	0		34
Roderick C. Rasmussen**	4,109	4,024	0		27
John P. Toolan	9,259	9,066	0		27

†	Mr. Gerken is an “interested person” as defined in the 1940 Act, because he is an officer of Legg Mason and certain of its affiliates. Mr. Gerken was not compensated for his service as Director because of his affiliation with the manager.
*	Mr. Bloostein became a Trustee Emeritus on January 1, 2005. For the period ended [ ], $[ ] was paid to Mr. Bloostein for his service as an emeritus Trustee.
**	Pursuant to a deferred compensation plan [that terminated on January 1, 2007], the persons indicated elected to defer payment of the following amounts of their aggregate compensation from the Trust: Donald R. Foley — $1,003 and Roderick C. Rasmussen — $2,783 and the following amounts of their total compensation from the Fund Complex: Donald R. Foley — $8,550 and Roderick C. Rasmussen — $33,700.
(1)	Pursuant to emeritus retirement plans, the following former Independent Trustees have received or are entitled to receive benefits (calculated on a net present value basis) as follows: Mr. Abraham: $[ ]: Mr. Bloostein: $[ ]; Mr. Foley: $[ ]: Mr. Hardin: $[ ]; Mr. Rasmussen: $[ ]; and Mr. Toolan: $[ ]. These benefits are paid in quarterly installments unless the Trustee elected to receive them in a lump sum at net present value. The fund will pay its pro rata share (based upon asset size) of these aggregate benefits. Legg Mason or its affiliates have agreed to reimburse the fund an amount equal to 50% of these benefits.
(2)	[In addition to the amounts set forth above, Messes. Dasher and Messrs. Abraham, Bloostein, Foley, Hanson, Hardin, Rasmussen and Toolan received $[ ], $[ ], $[ ], $[ ], $[ ], $[ ], $[ ] and $[ ], respectively, during the calendar year ended December 31, 2006 for service as Directors in attending additional meetings relating to the approval of policies and procedures under Rule 38a-1, certain other regulatory issues and the consideration of new custody, transfer agency and accounting arrangements for the funds. These amounts were borne by the manager and/or its affiliates and not by the funds.]
As of March [ ], 2007, the following shareholders were known by the manager to own or hold of record 5% or more of the outstanding voting securities of the applicable class of each fund:

Fund	Class of Shares	Percentage
California Fund

Massachusetts Fund

New York Fund

Municipal Fund

27

[As of March [    ], 2007, the Trustees and Officers as a group owned less than 1% of each class of each fund.]

The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust, or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

The Declaration of Trust further provides that (i) the appointment, designation or identification of a Trustee as a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead Independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that individual any duty, obligation or liability that is greater than the duties, obligations and liability imposed on that person as a Trustee in the absence of the appointment, designation or identification (except with respect to duties expressly imposed pursuant to the by-laws of the Trust, a committee charter or a Trust policy statement), (ii) no Trustee who has special skills or expertise, or is appointed, designated or identified shall be held to a higher standard of care by virtue thereof and (iii) no appointment, designation or identification of a Trustee shall affect in any way that Trustee’s rights to indemnification.

Manager

LMPFA serves as investment manager to the funds, in each case pursuant to investment management agreements (each a “Management Agreement”) that were approved by the Board, including a majority of the Independent Trustees. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the funds and other Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $[            ] billion.

28

The manager furnishes at its own expense all services, facilities and personnel necessary in connection with managing investments and effecting securities transactions for each applicable fund. The Management Agreements provide that the manager may delegate the daily management of the securities of a fund to one or more subadvisers. The manager performs administrative and management services necessary for the operation of the funds, such as: supervising the overall administration of the funds, including negotiation of contracts and fees with and the monitoring of performance and billings of the transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; maintaining the existence of the funds; maintaining the registration and qualification of the funds’ shares under federal and state laws; and arranging for the maintenance of books and records of each fund. Trustees, officers, and investors in the funds are or may be or may become interested in the manager, as directors, officers, employees, or otherwise and directors, officers and employees of the manager are or may become similarly interested in the funds.

Each Management Agreement has an initial term ending November 30, 2007. Thereafter, unless otherwise terminated, the Management Agreement with respect to a fund will continue indefinitely as long as such continuance is specifically approved at least annually by the fund’s Trustees or by a vote of a majority of the outstanding voting securities of such fund, and, in either case, by a majority of the Trustees who are not parties to the Management Agreement or interested persons of any such party, at a meeting called for the purpose of voting on the Management Agreement.

Each Management Agreement provides that the manager may render services to others. Each Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by a fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund or by a vote of a majority of the fund’s Trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Management Agreement with each fund provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the applicable fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

Prior to August 1, 2006, Smith Barney Fund Management, Inc. (“SBFM”) served as the manager of the funds. SBFM is also a wholly-owned subsidiary of Legg Mason.

Effective October 1, 2005, the Investment Management Agreements for the California Fund, the New York Fund, the Massachusetts Fund and the Municipal Fund provide for the payment of an investment management fee at an annual rate based on each fund’s average daily net assets in accordance with the following schedule:

0.450% of the first $1 billion of average daily net assets;

0.425% of the next $1 billion;

0.400% of the next $3 billion;

0.375% of the next 5 billion; and

0.350% of net assets in excess of $10 billion.

Prior to October 1, 2005, the Advisory Agreements for the California Fund, the New York Fund, the Massachusetts Fund and the Municipal Fund provided for the payment of an advisory fee at an annual rate based on each fund’s average daily net assets in accordance with the following schedule:

0.475% of the first $1 billion of average daily net assets;

0.450% of the next $1 billion;

0.425% of the next $3 billion;

0.400% of the next 5 billion; and

0.375% of net assets in excess of $10 billion.

29

For the fiscal years ended March 31, 2006, 2005 and 2004, the management fee paid by each fund was as follows:

Name of Fund	2006	2005	2004
Municipal Fund	$28,920,603	$30,504,849	$33,467,708
California Fund	$1,866,562	$11,141,871	$11,209,622
New York Fund	$8,380,602	$9,073,864	$8,591,039
Massachusetts Fund	$897,721	$983,063	$1,296,927

The manager has voluntarily agreed to waive its fees if in any fiscal year the aggregate expenses of certain classes of the following funds, exclusive of 12b-1 fees, taxes, brokerage, interest and extraordinary expenses, such as litigation costs, exceed the indicated percentage of such fund’s average net assets for that fiscal year:

Name of Fund	Class A	Class I
California Fund	0.80	0.70
New York Fund	0.80	0.70
Massachusetts Fund	0.80	n/a
Municipal Fund	0.70	n/a

The foregoing expense limitations may be terminated at any time by the manager by notification to existing shareholders and by supplementing the relevant fund’s then-current prospectus and/or SAI.

Subadviser

Western Asset provides the day-to-day portfolio management for each of the funds pursuant to Sub-Advisory Agreements that were approved by the Boards of the funds, including a majority of the Independent Trustees of each Board. Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2006, Western Asset’s total assets under management were approximately $[            ] billion. Western Asset is a wholly-owned subsidiary of Legg Mason.

Under each Sub-Advisory Agreement, subject to the supervision and direction of the Board and the manager, the subadviser manages a fund’s portfolio (or allocated portion thereof) in accordance with such fund’s stated investment objective(s) and policies, assists in supervising all aspects of the fund’s operations, make investment decisions for the fund, places orders to purchase and sell securities, and employs professional portfolio managers and securities analysts who provide research services to the fund.

Each Sub-Advisory Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually with respect to a fund (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement on 60 days’ written notice without penalty. The manager or the subadviser may terminate the Sub-Advisory Agreement on 90 days’ written notice without penalty. Each Sub-Advisory Agreement will terminate automatically in the event of assignment (as defined in the 1940 Act).

As compensation for its sub-advisory services to the funds, the manager will pay to Western Asset a fee equal to 70% of the management fee paid to LMPFA by each fund, net of expense waivers and reimbursements. Each Sub-Advisory Agreement went into effect on August 1, 2006.

Expenses

In addition to amounts payable under the Management Agreements and the 12b-1 Plan (as discussed below), each fund is responsible for its own expenses, including, among other things interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying

30

the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the fund, if any; and the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Board members and employees; litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Board members and officers with respect thereto.

Management may agree to waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such waivers and/or reimbursements are described in the funds’ Prospectuses. The contractual and voluntary fee waivers and/or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time; (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and taxes; and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of the fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

Distributors

Legg Mason Investor Services, LLC (“LMIS” or a “distributor”), a wholly-owned broker-dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202; and Citigroup Global Markets Inc. (“CGMI” or a “distributor”), an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013, serve as the funds’ distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “Distribution Agreements”), which were approved by the funds’ Board. The Distribution Agreements went into effect on December 1, 2005. Prior to December 1, 2005, CGMI served as the funds’ distributor.

A distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of each fund as may be sold to the public. A distributor is not obligated to sell any stated number of shares.

Each Distribution Agreement is terminable with respect to a fund with or without cause, without penalty, on 60 days’ notice by the Trustees or by vote of holders of a majority of a fund’s outstanding voting securities, or, with respect to the Distribution Agreement with LMIS, on not less than 60 days’ written notice by LMIS, and, with respect to the Distribution Agreement with CGMI, generally on 90 days’ notice by CGMI. Unless otherwise terminated, each Distribution Agreement shall continue for successive annual periods so long as such continuance is specifically approved at least annually by (a) the Trustees, or (b) by a vote of a majority (as defined in the 1940 Act) of a fund’s outstanding voting securities, provided that in either event the continuance is also approved by a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval. Each Distribution Agreement will terminate automatically in the event of its assignment, as defined in the 1940 Act and the rules and regulations thereunder

[In addition, LMIS and CGMI and certain other broker-dealers continue to sell shares of the Municipal Fund to the public as members of the selling group.]

31

The funds have adopted a shareholder services and distribution plan (the “12b-1 Plan” or the “Plan”) in accordance with Rule 12b-1 under the 1940 Act with respect to Class A shares. Under the Plan, each fund pays service fees to each of LMIS and CGMI for providing services to Class A shareholders. The distributors will provide the funds’ Board with periodic reports of amounts expended under the Plan and the purposes for which such expenditures were made. Each fund pays service fees, accrued daily and payable monthly, calculated at the annual rate of 0.10% of the average daily net assets of the fund attributable to Class A shares. The service fee is primarily used to pay Service Agents for servicing shareholder accounts. The 12b-1 Plan also provides that the distributor and service agents may receive all or a portion of any applicable sales charge paid by investors as partial compensation for their services in connection with the sale of shares.

The 12b-1 Plan permits the funds to pay fees to the distributors, service agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if the expenses exceed the fees provided for by the applicable Plan, the funds will not be obligated to pay more than those fees and, if expenses incurred are less than the fees paid to the distributors and others, they will realize a profit. The funds will pay the fees to the distributor and others until the applicable Plan or distribution agreement is terminated or not renewed. In that event, the distributors’ or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributors’ or other recipient’s sole responsibility and not obligations of the funds. In their annual consideration of the continuation of the 12b-1 Plan for the funds, the Trustees will review the Plans and the expenses for each class of a fund separately. [Each of the distributors has entered into an expense reimbursement agreement with respect to the funds whereby the distributors will reimburse the fund for any 12b-1 fees that the fund has paid with respect to Class A shares for which the distributor has not incurred expenses pursuant to the Distribution Plan.]

The 12b-1 Plan also recognizes that various service providers to the funds, such as its manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the funds for other purposes, such as management fees, and that the funds’ distributors or service agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Plan. The Plans specifically provide that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the funds within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan but are not subject to expenditure limits under the Plan.

The 12b-1 Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the applicable fund’s Trustees and a majority of the Trustees who are not “interested persons” of the fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan (for purposes of this paragraph “qualified Trustees”). Each Plan requires that the fund and the distributors provide to the Trustees, and the Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the Plan. Each Plan further provides that the selection and nomination of the qualified Trustees is committed to the discretion of such qualified Trustees then in office. A Plan may be terminated with respect to any class of a fund at any time by a vote of a majority of the qualified Trustees or by a vote of a majority of the outstanding voting securities of that class. A Plan may not be amended to increase materially the amount of the permitted expenses of a class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees and qualified Trustees. The distributors will preserve copies of any plan, agreement or report made pursuant to the Plans for a period of not less than six years, and for the first two years the distributors will preserve such copies in an easily accessible place.

For the fiscal year ended March 31, 2006, the fees which have been paid by each fund to LMIS and CGMI pursuant to the 12b-1 plan are set out in the table below.

Name of Fund	Class A
Municipal Fund	$6,949,202
California Fund	$2,664,372
New York Fund	$1,718,805
Massachusetts Fund	$194,272

32

For the period from December 1, 2005 through the fiscal year ended March 31, 2006, LMIS incurred the following distribution expenses under the 12b-1 Plan for each fund. Distribution expenses may include compensation of service agents, printing costs of prospectuses and marketing materials.

Name of Fund	Class	Financial Consultant Compensation	Third Party Service Fees	Marketing Distribution Expenses	Printing Expenses	Total
Municipal Fund	A	—	$149,502	—	—	$149,502
Massachusetts Fund	A	—	—	—	—	—
New York Fund	A	—	$46,643	—	—	$46,643
California Fund	A	—	$26,667	—	—	$26,667

For the fiscal year ended March 31, 2006, CGMI incurred the following distribution expenses for the funds. Distribution expenses may include compensation of Financial Advisors, printing costs of prospectuses and marketing materials.

Name of Fund	Class	Financial Consultant Compensation	Third Party Service Fees	Branch Ops Expenses	Marketing Distribution Expenses	Printing Expenses	Total
Municipal Fund	A	$2,653,153	$496,913	$3,062,272	0	0	$6,212,338
Massachusetts Fund	A	$81,760	$0	$91,593	0	0	$173,353
New York Fund	A	$653,571	$104,003	$768,816	0	0	$1,526,390
California Fund	A	$1,049,776	$153,193	$1,194,099	0	0	$2,397,068

In addition, various service providers, including the manager, may have made payments for distribution related expenses out of their own resources, including past profits, or from payments received from the funds for other purposes, such as management fees.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, the funds and their manager, subadviser and distributors each have adopted codes of ethics that permit its respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by the funds. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the funds and their manager, subadviser and distributors are on file with the SEC.

33

Proxy Voting Policies & Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or subadvisers, the Board of the funds has delegated proxy voting discretion to the manager and/or the subadviser, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the funds to the subadviser through its contracts with the subadviser. The subadviser will use its own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the funds. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and a fund, the Board of Directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser[s] and providing them to the funds as required for the funds to comply with applicable rules under the 1940 Act.

The subadviser's Proxy Voting Policies and Procedures govern in determining how proxies relating to a fund's portfolio securities are voted and are attached as Appendix F to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the funds' website at www.leggmason.com/InvestorServices and (3) on the SEC's website at http://www.sec.gov.

Counsel

[            ], serves as counsel to the Trust.

[            ], serves as counsel to the Trustees who are not “interested persons” of the Trust.

Transfer Agent and Custodian

Effective as of January 1, 2006, each of the funds has entered into a transfer agency agreement with PFPC Inc. (“PFPC”), located at 4400 Computer Drive, Westborough, Massachusetts 01581, pursuant to which PFPC serves as transfer agent. Under each transfer agency agreement, the transfer agent maintains the shareholder account records for the funds, handles certain communications between shareholders and the funds and distributes dividends and distributions payable by the funds. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the funds during the month, and is reimbursed for out-of-pocket expenses.

Each of the funds also has entered into a Custodian Agreement with State Street Bank and Trust Company (“State Street”), pursuant to which custodial services are provided for the funds. Securities may be held by a sub-custodian bank approved by the funds’ Trustees. The address of State Street is One Lincoln Street, Boston, Massachusetts 02111.

State Street, among other things, maintains a custody account or accounts in the name of the funds; receives and delivers all assets for the funds upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the funds; and makes disbursements on behalf of the funds. State Street neither determines the funds’ investment policies, nor decides which securities the funds will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The funds may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities.

PORTFOLIO TRANSACTIONS

The funds’ purchases and sales of portfolio securities usually are principal transactions. Portfolio securities normally are purchased directly from the issuer or from an underwriter or market maker for the securities. There usually are no brokerage commissions paid for such purchases, and no such commissions have been paid by the funds during the past three fiscal year period ending March 31, 2006. The funds do not anticipate paying brokerage commissions. Purchases from underwriters of portfolio securities include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers include the spread between the bid and asked price.

34

Allocation of transactions, including their frequency, to various dealers is determined by the subadviser in its best judgment and in a manner deemed to be in the best interest of investors in the applicable fund rather than by any formula. The primary consideration is prompt execution of orders in an effective manner at the most favorable price, although a fund may not necessarily be paying the lowest price available.

Effective December 1, 2005, CGMI is no longer an affiliated person of the funds under the Investment Company Act of 1940, as amended. As a result, the funds are permitted to execute transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without the restrictions applicable to transactions with affiliated persons. However, the funds do not normally use an agent in executing portfolio transactions, and they will continue to be prohibited from engaging in portfolio transactions with CGMI or an affiliate of CGMI as principal. Similarly, the funds are permitted to purchase securities in underwritings in which CGMI or an affiliate of CGMI is a member without the restrictions imposed by certain rules of the Securities and Exchange Commission. The manager’s use of CGMI or affiliates of CGMI as agent in portfolio transactions with the funds is governed by the funds’ policy of seeking the best overall terms available. No commissions on portfolio transactions were paid by any fund during the fiscal year ended March 31, 2006 to the manager or any affiliate at that time, of the manager to CGM1 or LMIS.

The Board has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the funds may purchase securities that are offered in underwritings in which a Legg Mason affiliate participates. These procedures prohibit the funds from directly or indirectly benefiting a Legg Mason affiliate in connection with such underwritings. In addition, for underwritings where a Legg Mason affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the funds could purchase in the underwritings.

In certain instances there may be securities that are suitable as an investment for a fund as well as for one or more of the subadviser’s other clients. Investment decisions for the funds and for the subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment subadviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the funds. When purchases or sales of the same security for a Fund and for other funds managed by the subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large denomination purchases or sales.

DISCLOSURE OF PORTFOLIO HOLDINGS

The funds have adopted policies and procedures developed by LMPFA, the funds’ investment manager, with respect to the disclosure of the funds’ portfolio securities and any ongoing arrangements to make available information about the funds’ portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about a fund’s portfolio holdings is in the best interests of such fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of the manager, the fund’s distributors, or their affiliates, be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding the fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month- end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, the funds’ complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end, and/or posting the information to a Legg Mason or the funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

35

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.	A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	A fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g. analysis of the fund’s out-performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Trustees, and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither the funds, nor Legg Mason, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a fund’s portfolio securities will be reviewed at least annually by the funds’ Board.

The approval of the funds’ Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported to the funds’ Board at its next regularly scheduled meeting.

[Currently, the funds do not disclose their portfolio holdings on a website, but may do so in the future.]

Set forth below is a list, as of [                    ], of those parties with whom LMPFA, on behalf of the funds, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination
State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None
Bank of New York	Daily	None

36

Portfolio holdings information for the funds may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night	1 business day
Moody’s (Rating Agency)	Weekly Tuesday Night	1 business day

37

DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES

The funds are each a series of the Trust and are governed by a Declaration of Trust. The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares or to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in a fund with each other share of that class. The Trust also reserves the right, subject to the 1940 Act, to modify the preferences, voting powers, rights and privileges of shares of each class without shareholder approval. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series). Shareholders of all funds of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular funds or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by fund or class.

Subject to applicable law, a fund may involuntarily redeem a shareholder’s shares at any time for any reason the Trustees deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply a tax identification number or other information, if required to do so, (iii) to protect the tax status of a fund if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares; (v) the failure of a shareholder to pay when due for the purchase of shares and (vi) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder’s ownership is not in the best interests of the other shareholders of a fund.

The holders of shares are required to disclose information on direct or indirect ownership of fund shares as may be required to comply with various laws applicable to a fund, and ownership of fund shares may be disclosed by the fund if so required by law or regulation.

Each shareholder of a fund is entitled to one vote for each dollar of net asset value (number of shares of the fund owned times net asset value per share) of the fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders do not have cumulative voting rights. The funds are not required to hold and have no present intention of holding annual meetings of shareholders but will hold special shareholder meetings when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust’s Declaration of Trust.

The Trust’s Declaration of Trust provides that, at any meeting of shareholders, a service agent may vote any shares of which it is the holder of record, and for which it does not receive voting instructions, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such service agent is the agent of record. Shares have no preference, preemptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

The Trust, or any series or class, may merge or consolidate with or may sell, lease or exchange all or substantially all of its assets to another operating entity if authorized at any meeting of shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust voting as a single class, or of the affected series or class. The Trust or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. Any series, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. If not so terminated, the Trust will continue indefinitely.

38

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, Trustees Emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Trust’s Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Trust’s Declaration of Trust provides that shareholders may not bring suit on behalf of a fund without first requesting that the Trustees bring such suit. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor or the amount of such compensation.

The Trust’s Declaration of Trust provides that by becoming a shareholder of a fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

Proposed Changes

Each fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex and each fund is seeking shareholder approval for those initiatives where shareholder approval is required. If certain of these matters are approved by the shareholders, or investors, as the case may be, entitled to vote on the matters, each fund will become a series of Legg Mason Partners Money Market Trust, a Maryland business trust.

A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the Trustees and the shareholders are determined by the Trustees as set forth in the Declaration of Trust. Some of the more significant provisions of the Declaration are described below.

Shareholder Voting. The Declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the Trustees without seeking the consent of shareholders. The Trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the Trust into another trust or entity, reorganize the Trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the Trust or any series or class to another entity, or a series or class of another entity, or terminate the Trust or any series or class.

A fund is not required to hold an annual meeting of shareholders, but the funds will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the Declaration. The Declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the Trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the Trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees. The Declaration provides that the Trustees may establish the number of Trustees and that vacancies on the Board may be filled by the remaining Trustees, except when election of Trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The Declaration also provides that a mandatory retirement age may be set by action of two-thirds of the Trustees and that Trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining Trustees. The provisions of the Declaration relating to the election and removal of Trustees may not be amended without the approval of two-thirds of the Trustees.

Amendments to the Declaration. The Trustees are authorized to amend the Declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the Declaration to persons who are or have been shareholders, Trustees, officers or, employees of the Trust or that limits the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

39

Issuance and Redemption of Shares. A fund may issue an unlimited number of shares for such consideration and on such terms as the Trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the Trustees may determine. A fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the Trustees, including, for example, if the shareholder fails to provide a fund with identification required by law, or if a fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings. The Declaration specifically requires shareholders, upon demand, to disclose to a fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and a fund may disclose such ownership if required by law or regulation.

Small Accounts. The Declaration provides that a fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the Declaration permits a fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes. The Declaration provides that the Trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The Trustees may change any of those features, terminate any series or class, combine series with other series in the Trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of a fund, as a series of the Trust, represents an interest in the fund only and not in the assets of any other series of the Trust.

Shareholder, Trustee and Officer Liability. The Declaration provides that shareholders are not personally liable for the obligations of the funds and requires the funds to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the funds will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The Declaration further provides that a Trustee acting in his or her capacity of Trustee is not personally liable to any person other than the Trust or its shareholders, for any act, omission, or obligation of the Trust. Further, a Trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a Trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the Trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The Declaration also permits the limitation of a Trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a Trustee is liable to the Trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the Trustee is entered in a proceeding based on a finding in the proceeding that the Trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The Declaration requires the Trust to indemnify any persons who are or who have been Trustees, officers or employees of the Trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The Declaration provides that any Trustee who serves as chair of the Board or of a committee of the Board, lead independent Trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions. The Declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the funds’ Trustees. The Declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the Trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the funds, the Trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the Trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the funds. The Declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected funds must join in bringing the derivative

40

action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the funds in connection with the consideration of the demand, if in the judgment of the independent Trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the Declaration, the shareholders bringing the action may be responsible for the funds’ costs, including attorneys’ fees.

The Declaration further provides that the funds shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the funds are obligated to pay shall be calculated using reasonable hourly rates. The Declaration also requires that actions by shareholders against the funds be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

CERTAIN ADDITIONAL TAX MATTERS

[To be updated by amendment]

The following is a summary of certain material federal and state income tax considerations affecting each fund and its shareholders. This summary does not address all of the potential income tax consequences that may be applicable to the funds or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

As described above and in the prospectuses, each fund is designed to provide investors with current income, in the form of “exempt-interest dividends,” which is excluded from gross income for regular federal income tax purposes and exempt from otherwise applicable state and/or local personal income taxes in a particular state. No fund is intended to be a balanced investment program, and the funds are not designed for investors seeking capital gains or maximum tax-exempt income irrespective of fluctuations in principal. Investment in any fund would not be suitable for tax-exempt institutions, qualified retirement plans, H.R. 10 plans and individual retirement accounts because those investors would not gain any additional tax benefit from the receipt of tax-exempt income.

Federal Income Tax Treatment of the Funds and Their Investments

Each fund will be treated as a separate taxpayer for U.S. federal income tax purposes and each fund intends to continue to qualify to be treated as a regulated investment company under the Code each taxable year. To so qualify, a fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies and net income derived from an interest in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derives 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more qualified publicly traded partnerships.

A fund’s investments in partnerships, including in qualified publicly traded partnerships, may result in the fund’s being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, a fund will not be subject to U.S. federal income tax on the portion of its net investment income (i.e., income other than its net realized long-term and short-term capital gains) and its net realized long-term and short-term capital gains, if any, that it distributes to its shareholders, provided an amount equal to at least (i) 90% of the sum of its investment company taxable income (i.e., its taxable income minus the excess, if any, of its net realized long-term capital gains over its net realized short-term capital losses (including any capital loss carryovers)), plus or minus certain other adjustments as specified in the Code) and (ii) 90% of its net tax-exempt income for the taxable year is distributed to its shareholders in compliance with the Code’s timing and other requirements. However, any taxable income or gain the fund does not distribute will be subject to tax at regular corporate rates (currently a maximum of 35%).

41

If, in any taxable year, a fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it will be taxed in the same manner as an ordinary corporation and distributions to its shareholders will not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, a fund’s distributions, to the extent derived from such fund’s current or accumulated earnings and profits would constitute dividends that are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders’ hands as tax-exempt interest. However, such dividends will be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if a fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a fund fails to qualify as a regulated investment company for a period greater than two taxable years, such fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the fund had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on a fund to the extent it does not distribute by the end of any calendar year at least 98% of its ordinary income for that year and at least 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under- or over-distribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

Some of the funds may invest in exchange traded municipal bond index and interest rate futures contracts and options on these futures contracts (collectively “section 1256 contracts”), which will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by a fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to a fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require a fund to mark-to-market certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause a fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. Each fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it engages in these transactions in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

All section 1256 contracts held by a fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

Some of the funds may invest in zero coupon or deferred interest securities. The holder of a zero coupon or deferred interest security is required to accrue interest with respect to that security, even though no cash is currently distributed. A fund’s investment in zero coupon or deferred interest securities may cause the fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes.

Some of the funds may invest in swap contracts. As a result of entering into swap contracts, a fund may make or receive periodic net payments. A fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. For certain swaps, periodic net payments made to a fund will generally constitute ordinary income, while only a portion of periodic net payments made by a fund will constitute deductions against such fund’s taxable income, with the remainder deductible against the fund’s exempt income. The termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if a fund has been a party to the swap for more than one year). The tax treatment of many types of credit default swaps is uncertain.

42

Federal Income Taxation of U.S. Shareholders

Dividends and Distributions. Dividends and other distributions by a fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a fund in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the fund not later than such December 31, provided such dividend is actually paid by the fund during January of the following calendar year.

Each fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund may designate such retained amounts as undistributed capital gains in a notice to its shareholders who in such case (a) would be required to include in income for federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) would be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) would be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon filing appropriate returns or claims for refund with the IRS.

Dividends paid by any fund from interest income on taxable investments, net realized short-term capital gains and all or a portion of any gains realized from the sale or other disposition of certain market discount bonds are subject to federal income tax as ordinary income. Distributions, if any, from net realized long-term capital gains that a Fund designates as capital gain dividends are taxable as long-term capital gains regardless of the length of time a shareholder has owned fund shares.

Because each fund will distribute exempt-interest dividends, interest on indebtedness incurred by a shareholder to purchase or carry shares of a fund is not deductible for federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of a fund and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, the portion of any exempt-interest dividend paid by a fund that represents income derived from certain “private activity bonds” held by the fund may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” of the substantial user. Moreover, some or all of a fund’s exempt-interest dividends may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of a fund’s dividends and distributions may affect the federal and California “excess net passive income” tax liability of a Subchapter S corporation. Shareholders should consult their own tax advisors to determine whether they are (a) “substantial users” with respect to a facility or “related” to those users within the meaning of the Code or (b) subject to a federal alternative minimum tax or the federal or California “excess net passive income” tax.

Shareholders are required to pay tax on all taxable distributions even if those distributions are automatically reinvested in additional shares. None of the dividends paid by any fund will qualify for the corporate dividends-received deduction or taxation of long-term capital gain rates as so called “qualified dividend income.” Shareholders of each fund will receive an annual statement as to the income tax status of his or her dividends and distributions for the prior calendar year.

Investors considering buying shares of a fund just prior to a record date for a capital gain distribution should be aware that, regardless of whether the price of the fund shares to be purchased reflects the amount of the forthcoming distribution payment, any such payment will be a taxable distribution payment.

Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or less will be treated for federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share.

43

If a shareholder incurs a sales charge when acquiring shares of a fund, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account when computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge, will be added to the shareholder’s tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment in a family of mutual funds.

Backup withholding. Each fund may be required to withhold taxable dividends, capital gain distributions, and the proceeds of any redemption, regardless of whether gain or loss is realized upon the redemption, payable to a shareholder who does not provide the fund with his or her correct taxpayer identification number (social security or employer identification number) and any required certifications, or who is otherwise subject to backup withholding. Any tax withheld as a result of backup withholding does not constitute an additional tax, and may be claimed as a credit on the shareholders’ federal income tax returns.

From time to time, proceedings have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal obligations. It may be expected that similar proposals may be introduced in the future. If such proposals were to be enacted, the ability of a fund to pay “exempt interest” dividends could be adversely affected and the fund would then need to reevaluate its investment objectives and policies and consider changes in its structure.

State Tax Information

Investors purchasing municipal obligations of their state of residence, or a fund comprised of such obligations, should recognize that the benefits of the exemption from state and local taxes, in addition to the exemption from federal taxes, necessarily limits the fund’s ability to diversify geographically.

California State Taxes California shareholders will not be subject to California state personal income tax on exempt-interest dividends they receive from the California Fund to the extent that such dividends are attributable to interest on obligations of the state of California and its political subdivisions, agencies and public authorities (and certain other governmental issuers) and provided that, at the close of each quarter of the fund’s taxable year, at least 50% of the fund’s total assets are invested in municipal obligations of California issuers. To the extent that distributions are derived from taxable income, including long-term or short-term capital gains, such distributions will not be exempt from California state personal income tax. Dividends on the California Fund are not excluded in determining California state franchise taxes on corporations and financial institutions.

The foregoing is only a brief summary of the tax considerations generally affecting shareholders of the California Fund who are California residents. Investors are urged to consult their tax advisers with specific reference to their own tax situation.

Massachusetts Taxes Individual shareholders of the Massachusetts Fund who are otherwise subject to Massachusetts personal income tax will not be subject to Massachusetts personal income tax on exempt-interest dividends received from the fund to the extent the dividends are directly attributable to interest on obligations of the Commonwealth of Massachusetts and its political subdivisions, agencies and public authorities (or on obligations of certain other governmental issuers such as Puerto Rico, the Virgin Islands and Guam) that pay interest which is exempt from Massachusetts personal income taxes. Other distributions from Massachusetts Fund, including those related to long-term and short-term capital gains, other than gains from certain Massachusetts municipal securities that are specifically exempt by statute, generally will not be exempt from Massachusetts personal income tax. Any expense otherwise deductible by a shareholder will not be deductible for Massachusetts income tax purposes to the extent that it relates or is allocable to dividends received by the shareholder that were exempt from Massachusetts personal income taxes.

In the case of a shareholder subject to the Massachusetts corporate excise tax, all distributions received from any fund, including the Massachusetts Fund, will be includible in the shareholder’s gross income for corporate excise tax purposes. Nevertheless, interest on indebtedness incurred or continued to purchase or carry fund shares will not be deductible in computing the income component of the Massachusetts corporate excise tax. Distributions received directly or indirectly from a fund also will not be eligible for the dividends-received deduction for Massachusetts corporate excise tax purposes.

44

The foregoing is only a brief summary of the tax considerations generally affecting shareholders of the Massachusetts Fund who are Massachusetts residents. Shareholders are urged to consult their own tax advisers with specific reference to their own tax situation.

New York State and City Taxes New York residents who are shareholders of the New York Fund will not be subject to New York State or New York City personal income taxes on exempt-interest dividends attributable to interest on tax-exempt obligations of the State of New York and its political subdivisions, as well as certain other obligations the interest on which is considered exempt for New York State and New York City purposes. Exempt-interest dividends are not excluded in determining New York State franchise or New York City business taxes on corporations and financial institutions.

The foregoing is only a brief summary of some of the tax considerations generally affecting shareholders of the New York Fund who are New York residents. Investors are urged to consult their tax advisors with specific reference to their own tax situation.

Other Taxes

Distributions may also be subject to additional state, local and foreign tax depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

The foregoing is only a summary of certain material income tax consequences affecting the funds and their shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a fund.

ADDITIONAL INFORMATION

The Trust sends to each of its fund’s shareholders a semi-annual report and an audited annual report, which include listings of the investment securities held by the funds at the end of the reporting period. In an effort to reduce each fund’s printing and mailing costs, each fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record receive a single copy of each report. Shareholders who do not want this consolidation to apply to their account should contact their service agent or the transfer agent.

45

CERTAIN ADDITIONAL LEGAL MATTERS

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”), which were then investment adviser or manager to certain of the Funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested, including Legg Mason Partners California Money Market Portfolio, Legg Mason Partners Massachusetts Money Market Portfolio and Smith Barney Municipal Money Market Fund, Inc., and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

* * *

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the Funds and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

46

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the Manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

* * *

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Funds’ investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Funds or the ability of the Funds’ investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

* * *

On September 16, 2005, the staff of the SEC informed SBFM and ClearBridge Asset Management Inc (formerly Salomon Brothers Asset Management Inc) at the staff is considering recommending that the SEC institute administrative proceedings against SBFM and ClearBridge Asset Management Inc for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or ClearBridge Asset Management Inc.

Although there can be no assurance, the fund’s manager believes that this matter is not likely to have a material adverse effect on the fund.

* * *

47

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit). The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. It is uncertain when the court will decide the motion. No assurance can be given as to the outcome of this matter.

* * *

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

[To be updated by amendment.]

[With respect to each fund, the audited financial statements of the fund’s predecessor (Statement of Investments as of March 31, 2006, Statement of Assets and Liabilities as of March 31, 2006, Statement of Operations for the year ended March 31, 2006, Statements of Changes in Net Assets for the years ended March 31, 2005 and 2006, Financial Highlights for each of the years in the five-year period ended March 31, 2006, Notes to Financial Statements and Report of Independent Registered Public Accounting Firm), which are included in the funds’ Annual Report to Shareholders, are incorporated by reference into this Statement of Additional Information (filed on June 9, 2006; EDGAR Accession Numbers 0001133228-06-000350 (with respect to California Fund), 0001133228-06-000351 (with respect to Massachusetts Fund), 0001193125-06-127360 (with respect to New York Fund), and filed on June 6, 2006, EDGAR Accession Number 0001133228-06-000349 (with respect to Municipal Fund)).]

[With respect to each fund, the financial statements of the fund’s predecessor (Statement of Assets and Liabilities as of [            ], 2006 (unaudited), Statement of Operations for the six months ended [            ], 2006 (unaudited), Statements of Changes in Net Assets for each of the six months ended [            ], 2006 (unaudited) and the year ended [            ], Financial Highlights for the six month period ended [            ] (unaudited) and each of the years in the five-year period ended [            ], and Notes to Financial Statements (unaudited), each of which is included in the Semi-Annual Report to Shareholders of the fund), are incorporated by reference into this SAI (filed on [            ], 2006; Accession Number [            ]).]

48

APPENDIX A — RATINGS OF MUNICIPAL OBLIGATIONS*

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody's assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody's municipal long-term rating scale differs from Moody's general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality's ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa—Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A-1

Aa—Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A—Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa—Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba—Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B—Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa—Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca—Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C—Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels—“MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

A-2

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

A-3

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

A-4

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

—Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

A-5

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

A-1—Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2—Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

A-6

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Commercial Paper:

A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated 'A-1'.

A-3—Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B—Issues rated 'B' are regarded as having only speculative capacity for timely payment.

C—This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D—Debt rated 'D' is in payment default. The 'D' rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor's believes such payments will be made during such grace period.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

A-7

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB—Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC—For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC—For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C—For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD—Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

A-8

D—Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

International Short-Term Credit Ratings may also be referred to as “Short-Term Ratings.” The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B—Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D—Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

A-9

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

A-10

APPENDIX B

[Appendix B to be amended]

ADDITIONAL INFORMATION CONCERNING

CALIFORNIA MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in California municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State of California (the “State”) and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements relating to offerings of California issuers. Any estimates of future results and other projections are statements of opinion based on available information at the time made and are subject to risks and uncertainties which may cause actual results to differ materially. None of the funds has independently verified, and none is responsible for, the accuracy or timeliness of this information.

ECONOMY GENERALLY

California’s economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In early 2001, California’s economy slipped into a recession, which was concentrated in the State’s high-tech sector and, geographically, in the San Francisco Bay Area. The economy has since recovered with 604,800 jobs gained between July 2003 and May 2006 compared with 367,600 jobs lost between January 2001 and July 2003.

The State’s July 1, 2005 population of over 37 million represented over 12 percent of the total United States population. California’s population is concentrated in metropolitan areas. As of the April 1, 2000 census, 97 percent resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2004, the 5-county Los Angeles area accounted for 49 percent of the State’s population, with over 17.0 million residents, and the 11-county San Francisco Bay Area represented 20 percent, with a population of over 7.0 million.

Both the California economy and the national economy improved in 2005 and the first five months of 2006. National economic output grew by 3.5 percent in 2005—a solid gain coming on top of an even better 4.2 percent increase in 2004. The national economy was not as strong in the second half of 2005 as it was in the first half, however. Hurricane destruction, high energy costs, rising interest rates, and a cooling housing sector sapped some of its vitality, and economic output grew at an annualized rate of only 1.7 percent in the fourth quarter of 2005. The economy rebounded in the first quarter of 2006, but recent monthly data suggest that growth decelerated again in the second quarter. The slowing of economic growth is reflected in average monthly job growth, which so far in 2006 is smaller than the average gain in all of 2005. Smaller increases in construction employment account for about a third of the decline in job gains. Still, job gains remain widespread across major industry sectors, and the national unemployment rate has continued to decline, reaching 4.6 percent in May. The cooling of the nation’s housing sector is evident in new and existing home sales, which after reaching record annual highs last summer, have trended downward. In addition, single-family housing starts, after reaching a record annual high in 2005, have fallen by 13 percent since January 2006. Rising energy prices have boosted measures of general inflation in the last two years, but until recently, measures of general inflation that exclude energy prices were quite stable. Now, however, even these measures are showing signs that inflation is picking up—a development that is of concern to the Federal Reserve.

Adjusted for inflation, California economic output grew by 4.4 percent in 2005, the 15th-best performance of the 50 States. California total personal income grew by 6.3 percent in 2005, down somewhat from 6.6 percent growth in 2004, but slightly better than the average gain in personal income from 1984 to 2004. Wage and salary income expanded by 6.5 percent in 2005, stronger than the 6 percent gain in 2004. Statewide taxable sales grew by 5.9 percent in 2005, in line with personal income growth but down from the 8.7 percent gain in taxable sales in 2004. Made-in-California exports increased by 6.2 percent in 2005 and were 7.3 percent higher than a year earlier in the first quarter of 2006. Increased exports to Mexico, Japan and mainland China accounted for over three-quarters of the total gain in exports. Mainland China was the fourth largest recipient of California merchandise exports in the first quarter.

As in the national economy, high energy costs, rising interest rates, and a cooling housing sector slowed California economic growth in the first five months of 2006. Average monthly job gains fell from 24,000 in all of 2005 to 9,000 in the first five months of 2006. About half of the decline was due to a loss of 11,400 construction jobs, which was in part due to rainy weather. Still, unemployment was low in May at 5.0 percent, down from 5.4 percent a year earlier.

B-1

Existing home sales fell for the second straight quarter in the first quarter of 2006, pushing them 18 percent below year-ago sales. At $549,000, the median price of existing single-family homes sold in the first quarter of 2006 was essentially unchanged from the third quarter of 2005. Residential permits were down 13 percent from a year earlier in the first five months of 2006, with single-family permits down 19 percent, but multifamily permits up 6 percent. The valuation of nonresidential building permits rose by 22 percent in the first five months of 2006, however.

The 2006-07 May Revision projected U.S. output growth will slow somewhat in 2006 and again in 2007. California personal income growth is expected to slow slightly in 2006 and more so in 2007. National housing starts and California housing permits are projected to fall in both years.

CONSTITUTIONAL LIMITS ON SPENDING AND TAXES

State Appropriations Limit

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the “Appropriations Limit”). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending “appropriations subject to limitation” in excess of the Appropriations Limit. “Appropriations subject to limitation,” with respect to the State, are authorizations to spend “proceeds of taxes,” which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by that entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees and certain other non-tax funds.

There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of Statewide overall population growth, and change in attendance at local school and community college (“K-14”) districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate “proceeds of taxes” received over such two-year period above the combined Appropriations Limits for those two years, is divided equally between transfers to K-14 districts and refunds to taxpayers.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor’s Budget, and thereafter to be subject to the budget process and established in the Budget Act.

As of the release of the 2006 Budget Act, the Department of Finance projects the Appropriations Subject to Limit to be $58.823 billion and $56.736 billion in fiscal years 2005-06 and 2006-07, respectively.

Proposition 98

On November 8, 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum level of funding. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990) guarantees K-14 schools the

B-2

greater of: (a) in general, a fixed percentage of General Fund revenues (“Test 1”), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in State per capita personal income and enrollment (“Test 2”), or (c) a third test, which replaces Test 1 and Test 2 in any year that the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income (“Test 3”).

Legislation adopted prior to the end of the 1988-89 fiscal year implementing Proposition 98 determined the K-14 schools’ funding guarantee under Test 1 to be 40.7 percent of General Fund tax revenues, based on 1986-87 appropriations. However, this percentage has since been adjusted to approximately 41.0 percent of 1986-87 appropriations to account for subsequent changes in the allocation of local property taxes, since these changes altered the share of General Fund revenues received by schools. The Proposition 98 guarantee has typically been calculated under Test 2. Under Test 3, however, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus 0.5 percent. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a “credit” (called the “maintenance factor”) to schools and is paid to them in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a Test 2 or Test 3 year.

Proposition 98 also contains provisions for the transfer of certain State tax revenues in excess of the Article XIII B limit to K-14 schools in Test 1 years when additional moneys are available. No such transfers are anticipated during fiscal year 2006-07.

The 2006 Budget Act reflects General Fund Proposition 98 expenditures in fiscal years 2004-05 through 2006-07. The 2006 Budget Act includes no decreases for declining growth (-.26 percent) and provides full funding for cost-of-living-adjustments (“COLA”) (5.92 percent) in 2006-07, and also reflects the deferral of Proposition 98 expenditures of $1.283 billion from fiscal year 2004-05 to 2005-06, $1.303 billion from fiscal year 2005-06 to 2006-07, and $1.303 billion from fiscal year 2006-07 to 2007-08.

Proposition 98 permits the Legislature, by a two-thirds vote of both houses (on a bill separate from the Budget Act), and with the Governor’s concurrence, to suspend the K-14 schools’ minimum funding guarantee for a one-year period. The amount of the suspension is added to the maintenance factor, the repayment of which occurs according to a specified State Constitutional formula, and eventually restores Proposition 98 funding to the level that would have been required in the absence of such a suspension. Therefore, suspending the minimum funding guarantee provides ongoing General Funding savings over multiple fiscal years until the maintenance factor is fully repaid.

Legislation related to the 2004 Budget Act suspended the Proposition 98 minimum guarantee. At the time the 2004 Budget Act was enacted, this suspension was estimated to be $2.004 billion. This suspended amount was added to the existing maintenance factor, which was fully paid in 2005-06. However, subsequent growth in General Fund revenue has increased the estimated 2004-05 Proposition 98 guarantee calculation by an additional $1.6 billion. This additional funding, along with approximately $1.3 billion in 2005-06 were the subject of a lawsuit which has recently been settled (the California Teachers Association case). The terms agreed upon consist of retiring this approximately $2.9 billion obligation beginning in 2007-08 with a $300 million payment and then in annual payments of $450 million beginning in 2008-09 until the full amount is paid.

The settlement of the California Teachers Association case was ratified by legislation enacted in September, 2006 (Chapter 751, Statutes of 2006). In addition, legislation was approved to refinance the Golden State Tobacco Securitization Corporation’s Series 2003A Bonds, to become effective on January 1, 2007. The first $900 million in additional funds expected to be raised from the refinancing will be used to offset initial costs of the California Teachers Association settlement. After estimated and proposed payments in 2005-06 and 2006-07, the total estimated maintenance factor balance will be $71 million at the end of fiscal year 2006-07. This maintenance factor balance is required to be restored to the Proposition 98 budget over future years as explained above.

Proposition 98 appropriations for fiscal years 1995-96, 1996-97, 2002-03, and 2003-04 are cumulatively estimated to be $1.4 billion below the amounts required by Proposition 98 for those years because of changes in various Proposition 98 factors applicable to those years. Chapter 216, Statutes of 2004, annually appropriates $150 million per year beginning in fiscal year 2006-07, to repay these prior year Proposition 98 obligations. However, Chapter 491, Statutes of 2005, appropriated $16.8 million toward these settle-up obligations during the 2005-06 fiscal year, and explicitly reduced the first Chapter 216 settle-up appropriation, from $150 million to $133.2 million for 2006-07. The 2006 Budget Act includes this appropriation along with a $150 million prepayment of the 2007-08 allocation.

B-3

STATE INDEBTEDNESS AND OTHER OBLIGATIONS

General

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

Capital Facilities Financing

General Obligation Bonds

The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

As of November 1, 2006, the State had outstanding $48,786,022,000 aggregate principal amount of long-term general obligation bonds of which $37,125,897,000 were payable primarily from the State’s General Fund, and $11,660,125,000 were payable from other revenue sources. As of November 1, 2006, there were unused voter authorizations for the future issuance of $30,237,291,000 of long-term general obligation bonds. This latter figure consists of $18,108,127,000 of general obligation bonds which are authorized by State finance committees to be issued initially as commercial paper notes, described below, and $12,129,164,000 of other authorized but unissued general obligation bonds. Of the unissued amount, $4,399,185,000 is for bonds payable from other revenue sources (of which $115,570,000 is authorized for commercial paper notes).

General obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. The State had outstanding $7,344,565,000 variable rate general obligation bonds (which includes the economic recovery bonds), representing about 15.0 percent of the State’s total outstanding general obligation bonds as of November 1, 2006.

New General Obligation Bond Measures Approved on November 7

In response to the Governor’s proposal for a $220 billion infrastructure investment plan, which would have used $68 billion in new general obligation bonds, the Legislature approved four bond measures, totaling approximately $37.3 billion, which were all approved by the voters at the November 7, 2006 general election. These four measures are for the following programs:

•	$19.9 billion for transportation improvements, air quality, and port security (Proposition 1B)

•	$10.4 billion for K-12 school modernization and construction ($7.3 billion), and higher education facilities ($3.1 billion) (Proposition 1D)

•	$4.1 billion for flood control and prevention, levee repair and similar costs (Proposition 1E)

•	$2.85 billion for housing and related programs (Proposition 1C)

An initiative measure (Proposition 84) to approve approximately $5.4 billion of bonds for water quality, flood control, parks and similar facilities was also approved by the voters. A $9.95 billion bond measure for high speed rail projects has been moved from the November 2006 general election until the 2008 general election.

Commercial Paper Program

Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issues, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $1.5 billion in aggregate principal and interest commitments at any time. This amount may be increased or decreased in the future. As of November 1, 2006, the finance committees had authorized the issuance of up to $18,108,127,000 of commercial paper notes and, as of that date, $1,019,785,000 aggregate principal amount of general obligation commercial paper notes were issued.

B-4

Lease-Purchase Obligations

In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State’s lease obligation, which are then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of the State Constitutional provisions that require voter approval. “Lease-purchase obligation” or “lease-purchase financing” means principally bonds or certificates of participation for capital facilities where the rental payments providing the security are a direct or indirect charge against the General Fund and also includes revenue bonds for a State energy efficiency program secured by payments made by various State agencies under energy service contracts. Certain of the lease-purchase financings are supported by special funds rather than the General Fund. The State had $7,740,066,154 General Fund-supported lease-purchase obligations outstanding as of November 1, 2006. The State Public Works Board, which is authorized to sell lease revenue bonds, had $3,132,900,407 authorized and unissued as of July 1, 2006. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81,000,000 of revenue bonds to be secured by State leases.

Non-Recourse Debt

Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had $48,272,400,556 aggregate principal amount of revenue bonds and notes which are non-recourse to the General Fund outstanding as of June 30, 2006.

Pension Obligation Bonds

Pursuant to the California Pension Restructuring Bond Act of 2004, Government Code Section 16940, et seq. (the “Restructuring Bond Act”), the State proposed to issue pension obligation bonds to make future contributions to the California Public Employees’ Retirement System (“CalPERS”). The payment of the debt service on the pension obligation bonds will be payable from the General Fund.

Pursuant to the Restructuring Bond Act, the Pension Obligation Bond Committee (the “Committee”) authorized the issuance of bonds to pay a portion of the State’s pension obligation for fiscal year 2004-05 or a subsequent fiscal year. The Committee initiated a validation action seeking court determination that the bonds would not be in violation of the Constitutional debt limit because the proceeds of the bonds would be used to pay the State’s employer contribution obligation to CalPERS, which is an “obligation imposed by law.” The validation action was challenged in the court by the Pacific Legal Foundation, and this legal challenge prevented the issuance of the pension obligation bonds in time to pay the pension contribution during either fiscal year 2004-05 or fiscal year 2005-06. After a trial in the Sacramento County Superior Court, the judge ruled on November 15, 2005 that the bonds were not valid. The Committee has filed a notice of appeal and briefing is underway. The Administration has not included any pension obligation bonds in the 2006 Budget Act, but if the litigation is successful, such bonds can be issued in the future.

Economic Recovery Bonds

The California Economic Recovery Bond Act (“Proposition 57”) was approved by the voters at the Statewide primary election on March 2, 2004. Proposition 57 authorizes the issuance of up to $15 billion in economic recovery bonds to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the economic recovery bonds is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax starting July 1, 2004. In addition, as voter-approved general obligation bonds, the economic recovery bonds are secured by the State’s full faith and credit. However, moneys in the General Fund will only be used in the event the dedicated sales and use tax revenue is insufficient to repay the bonds.

The State has issued $10.896 billion principal amount of economic recovery bonds, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion during the 2003-04 fiscal year (of which, for budgetary purposes, approximately $9.242 billion was applied to the 2002-03 fiscal year and approximately $2.012 billion has been applied to offset fiscal year 2004-05 General Fund expenditures). The State may issue the remainder of authorized economic recovery bonds at any time in the future, but the 2006 Budget Act assumes no economic recovery bonds will be issued in fiscal year 2006-07.

B-5

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of economic recovery bonds: (i) all proceeds from this quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of surplus State property, and (iii) fifty percent of each annual deposit, up to $5 billion in the aggregate, of future deposits in the reserve fund created by the California Balanced Budget Act. Funds from sources (i) and (ii) above were used for early retirement of approximately $623 million of bonds during fiscal year 2005-06. The State has announced that as of June 30, 2006, there was approximately $343 million of excess sales tax revenues which will be used to retire economic recovery bonds during fiscal year 2006-07. Pursuant to the California Balanced Budget Act, the 2006 Budget Act includes $472 million which was transferred from the reserve created under Proposition 58, and which will also be used to retire economic recovery bonds.

Tobacco Settlement Revenue Bonds

In 1998 the State signed a settlement agreement (the “Master Settlement Agreement” or “MSA”) with the four major cigarette manufacturers (the “participating manufacturers” or “PMs”). Under the MSA, the participating manufacturers agreed to make payments to the State in perpetuity, which payments amount to approximately $25 billion (subject to adjustments) over the first 25 years. Under a separate Memorandum of Understanding, half of the payments made by the cigarette manufacturers will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The specific amount to be received by the State and local governments is subject to adjustment. Details in the MSA allow reduction of the manufacturers’ payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain “Previously Settled States” and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3 percent for inflation, compounded annually.

Chapter 414, Statutes of 2002, enacted Government Code Sections 63049 to 63049.5 (the “Tobacco Securitization Law”), which authorized the establishment of a special purpose trust to purchase those assets. The bill also authorized that entity to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. An initial sale of 56.57 percent of the State’s tobacco settlement revenues producing $2.485 billion in proceeds was completed in January 2003 (“Series 2003A”).

A second sale of the remaining 43.43 percent of the State’s tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003 (“Series 2003B”). Chapter 225, Statutes of 2003, amended the Tobacco Securitization Law to require the Governor to request an appropriation in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefore. The Legislature is not obligated to make any such requested appropriation.

In August 2005, the Series 2003B Bonds were refinanced (“Series 2005A”), retaining all of the covenants of the original issue, including the covenant regarding the request for a General Fund appropriation in the event tobacco revenues fall short. In return for providing this covenant, the State was paid a credit enhancement fee of $525 million as part of the refinancing. Legislation to authorize the refunding of the Series 2003A Bonds has been passed by the Legislature and signed by the Governor, to become effective on January 1, 2007. The refunding is expected to yield approximately $900 million to offset the General Fund cost for the initial years of the litigation settlement related to the 2004-05 suspension of the Proposition 98 guarantee.

In early 2006, participating manufacturers asserted that they had lost market share in 2003 to the non-participating manufacturers (“NPMs”). After analysis by a verification agent, that assertion was confirmed. As such, the participating manufacturers are authorized to withhold up to three times the amount of lost market share until such time as it is proven that the various states diligently enforced their model statutes that govern the NPMs. As a result, the amount of tobacco settlement revenues received by the State was reduced this year by $50.9 million. Nevertheless, the amount of tobacco settlement revenues received were still in excess of the required debt service payments. Therefore, it is anticipated that the need to invoke the provisions included in the State’s budget for Series 2005A is unlikely and there will be no impact to the General Fund for the 2006-07 fiscal year. Furthermore, the Series 2005A Bonds have reserve funds in excess of one year’s debt service payments, which would be used before General Fund moneys. A similar filing has been made by the PMs for the 2004 fiscal year but it is anticipated that, likewise, there will be no impact to the General Fund. The State Attorney General is working, in tandem with the other States Attorney General, under the terms of the MSA to compel the PMs to pay given that the State has been enforcing the statutes as required in the MSA.

Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds.

B-6

Cash Flow Borrowings

As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes (“Notes” or “RANs”) in 19 of the last 20 fiscal years to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants (“RAWs”), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any “Unapplied Money” in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. “Priority Payments” are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the Constitution of the State), (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the State, (iii) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (iv) pay State employees’ wages and benefits, State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, and any amounts determined by a court of competent jurisdiction to be required to be paid with State warrants that can be cashed immediately.

The State issued $1.5 billion of RANs in October 2006 in order to maintain adequate reserves to manage the State’s cash flow requirements during fiscal year 2006-07. This was the smallest State RAN borrowing since 2000-01.

SOURCES OF TAX REVENUE

The following is a summary of the State’s major revenue sources. All revenue proposals included in the 2006-07 Governor’s budget were adopted except for the proposal to conform to federal tax treatment of Health Savings Accounts.

Chapter 226, Statutes of 2004, created a personal income tax, corporate tax, and sales and use tax amnesty program for 2002 and prior tax years. Penalties were waived for taxpayers who applied for amnesty during the amnesty period of February 1, 2005 to March 31, 2005. Although taxpayers had to apply within this time frame, taxpayers had until the end of May 2005 to submit their tax returns and pay amounts owed. At the conclusion of the amnesty, taxpayers who could have applied for amnesty but did not are subject to higher penalties if found to owe additional amounts for amnesty years. The amnesty program is estimated to result in a net multi-year General Fund revenue gain of $380 million.

Four initiative propositions on the November 2006 election ballot would, in each case, have increased an existing tax or created a new tax, and dedicated such tax revenue for certain specified purposes. All four measures were defeated at the election.

Personal Income Tax

The California personal income tax, which accounts for a significant portion of General Fund tax revenues, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1.0 percent to 9.3 percent. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax (“AMT”), which is much like the federal AMT. The personal income tax structure is considered to be highly progressive. For example, the Franchise Tax Board indicates that the top 1 percent of taxpayers paid 42.7 percent of the total personal income tax in tax year 2004.

Proposition 63, approved by the voters in the November 2004 election, imposes a 1 percent surcharge on taxpayers with taxable income over $1 million, beginning with the 2005 tax year. The proceeds of the tax surcharge are required to be used to expand county mental health programs.

Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Capital gains and stock option tax receipts have accounted for as much as 24.7 percent and as little as 7.3 percent of General Fund revenues in the last ten years. The 2006-07 May Revision estimates that capital gains and stock option tax receipts will account for 13.2 percent of General Fund revenue in 2005-06, and 13.6 percent of General Fund revenue in 2006-07.

Sales Tax

The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

B-7

As of January 1, 2006, the breakdown of the base State and local sales tax rate of 7.25 percent is as follows:

•	5 percent imposed as a State General Fund tax;

•	0.5 percent dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

•	0.5 percent dedicated to local governments for public safety services (Local Public Safety Fund);

•	1 percent local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25 percent dedicated to county transportation purposes and 0.75 percent for city and county general-purpose use; and

•	0.25 percent deposited into the Fiscal Recovery Fund to repay the State’s economic recovery bonds (the “Special Sales Tax”).

Existing law provides that 0.25 percent of the basic 5 percent State tax rate may be suspended in any calendar year upon certification by the Director of Finance by November 1 in any year in which both of the following occur: (1) the General Fund reserve (excluding the revenues derived from the 0.25 percent Special Sales Tax) is expected to exceed 3 percent of revenues in that fiscal year (excluding the revenues derived from the 0.25 percent sales Special Sales Tax) and (2) actual revenues for the period May 1 through September 30 equal or exceed the May Revision forecast. The 0.25 percent rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The Department of Finance estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2007.

Existing law provides that the Special Sales Tax will be collected until the first day of the calendar quarter at least 90 days after the Director of Finance certifies that all economic recovery bonds and related obligations have been paid or retired or provision for their repayment has been made or enough sales taxes have been collected to pay all economic recovery bonds and related obligations to final maturity. At such time the Special Sales Tax will terminate and the city and county portion of taxes under the Uniform Local Sales and Use Tax will be automatically increased by 0.25 percent.

Senate Constitutional Amendment No. 4, approved by the voters as Proposition 1A in the November 2004 election, amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by restricting the State from lowering the local sales tax rate or changing the allocation of local sales tax revenues without meeting certain conditions.

Corporation Tax

Corporation tax revenues are derived from the following taxes:

1.The franchise tax and the corporate income tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the State.

2.Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

3.The AMT is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.

4.A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first two years of incorporation.

5.Sub-Chapter S corporations are taxed at 1.5 percent of profits.

6.Fees paid by Limited Liability Companies, which account for 2.6 percent of revenues, are considered “corporation taxes.” The constitutionality of these fees is currently being challenged in two separate State courts. Potential revenue losses are estimated at $1.12 billion in 2007-08 and $400 million annually beginning in 2008-09.

On February 23, 2004, the U.S. Supreme Court denied the Franchise Tax Board’s appeal requesting review of the decision in Farmer Brothers Company v. Franchise Tax Board, a tax refund case which involved the deductibility of corporate dividends. Potential revenue losses are estimated to total $400 million over several fiscal years through 2007-08 (some revenue gains are expected in fiscal years after that). The revenue impact from this case is included in State budget projections for fiscal year 2006-07.

B-8

Insurance Tax

The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other State and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and nonadmitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits.

Estate Tax; Other Taxes

The California estate tax is based on the State death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Relief Reconciliation Act of 2001 (the “Economic Growth and Tax Relief Reconciliation Act”) phases out the federal estate tax by 2010. As a consequence, the Economic Growth and Tax Relief Reconciliation Act resulted in the reduction of the State estate tax revenues by 25 percent in calendar year 2002, 50 percent in calendar year 2003, 75 percent in calendar year 2004, and the elimination of the State estate tax beginning in calendar year 2005. The provisions of this federal act sunset after 2010. At that time, the federal estate tax will be reinstated along with the State’s estate tax, unless future federal legislation is enacted to make the provisions permanent.

Other General Fund major taxes and licenses include: Inheritance and Gift Taxes; Cigarette Taxes; Alcoholic Beverage Taxes; Horse Racing License Fees and Trailer Coach License Fees.

Special Fund Revenues

The California Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income:

•	Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

•	Charges for special services to specific functions, including such items as business and professional license fees.

•	Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

Motor vehicle related taxes and fees accounted for about 37 percent of all special fund revenues in fiscal year 2004-05. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. During fiscal year 2004-05, $8.2 billion was derived from the ownership or operation of motor vehicles. About $3.3 billion of this revenue was returned to local governments. The remainder was available for various State programs related to transportation and services to vehicle owners.

Taxes on Tobacco Products

As a result of Proposition 99, approved by the voters in 1988, and Proposition 10, approved by the voters in 1998, the State imposes an excise tax on cigarettes of 87 cents per pack and the equivalent rates on other tobacco products. Tobacco product excise tax revenues are earmarked as follows:

1.Fifty cents of the per-pack tax on cigarettes and the equivalent rate levied on non-cigarette tobacco products are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.

2.Twenty-five cents of the per-pack tax on cigarettes and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs.

3.Ten cents of the per-pack tax is allocated to the State’s General Fund.

4.The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.

An initiative measure to further increase the tax on tobacco products is on the November 2006 ballot.

Local Governments

The primary units of local government in California are the 58 counties, which range in population from 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 478 incorporated cities in California and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local

B-9

governments has been constrained since Proposition 13, which added Article XIII A to the State Constitution (“Proposition 13”), and was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another constitutional amendment enacted by initiative in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

In the aftermath of Proposition 13, the State provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 (described below) dramatically changed the State-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “State-local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fees (“VLF”) rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax they receive.

As part of the State-local agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by the voters as Proposition 1A (“Proposition 1A”) at the November 2004 election. Proposition 1A amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the State’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the State will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe State fiscal hardship, two-thirds of both houses of the Legislature approves the borrowing and the amount borrowed is required to be paid back within three years. The State also will not be able to borrow from local property tax revenues for more than two fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid. In addition, the State cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the Statewide local sales tax. Proposition 1A also prohibits the State from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the State does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate would be suspended. In addition, Proposition 1A expanded the definition of what constitutes a mandate to encompass State action that transfers to cities, counties and special districts financial responsibility for a required program for which the State previously had partial or complete responsibility. The State mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights.

Vehicle License Fee

Prior to enactment of the 2004 Budget Act, VLFs were assessed in the amount of two percent of a vehicle’s depreciated market value for the privilege of operating a vehicle on California’s public highways. A program to offset (or reduce) a portion of the VLF paid by vehicle owners was established by Chapter 322, Statutes of 1998. Beginning January 1, 1999, a permanent offset of 25 percent of the VLF paid by vehicle owners became operative. Various pieces of legislation increased the amount of the offset in subsequent years to the existing statutory level of 67.5 percent of two percent (resulting in an effective rate of 0.65 percent). This level of offset provided tax relief of $4.3 billion in fiscal year 2003-04.

In connection with the offset of the VLF, the Legislature authorized appropriations from the State General Fund to “backfill” the offset so that local governments, which receive all of the vehicle license fee revenues, would not experience any loss of revenues. The legislation that established the VLF offset program also provided that if there were insufficient General Fund moneys to fully “backfill” the VLF offset, the percentage offset would be reduced proportionately (i.e., the license fee payable by drivers would be increased) to assure that local governments would not be disadvantaged. In June 2003, the Director of Finance under the Davis Administration ordered the suspension of VLF offsets due to a determination that insufficient General Fund moneys would be available for this purpose, and, beginning in October 2003, VLFs paid by vehicle owners were restored to the 1998 level. However, the offset suspension was rescinded by Governor Schwarzenegger on November 17, 2003, and offset payments to local governments resumed. Local governments received “backfill” payments totaling $3.80 billion in fiscal year 2002-03 and $3.1 billion in fiscal year 2003-04. In addition, the State-local agreement also provided for the repayment by August 2006 of the approximately $1.2 billion that was not received by local governments from July to October of 2003, which is the time period between the suspension of the offsets and the implementation of higher fees.

B-10

Beginning in fiscal year 2004-05, the State-local agreement permanently reduced the VLF rate to 0.65 percent, and eliminated the General Fund offset program. The State Constitution, amended by the voter approval of Proposition 1A in the November 2004 election, codifies the obligation of the State to provide replacement revenues to local governments for revenues lost as a result of the decrease in VLF rate below the current level of 0.65 percent of the market value of the vehicle.

The 2005 Budget Act provided for the early repayment, in fiscal year 2005-06, of the whole $1.2 billion in VLF backfill payments owed to local governments. This payment took place in August 2005.

Trial Courts

Prior to legislation enacted in 1997, local governments provided the majority of funding for the State’s trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. The State’s trial court system will receive approximately $2.4 billion and $2.6 billion in State resources in fiscal years 2005-06 and 2006-07, respectively, and $475 million in resources from the counties in each fiscal year.

Welfare System

The entire Statewide welfare system was changed in response to the change in federal welfare law enacted in 1996 (see “Welfare System” below). Under the CalWORKs program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements. Counties are still required to provide “general assistance” aid to certain persons who cannot obtain welfare from other programs.

Welfare System

The Personal Responsibility and Work Opportunity Reconciliation Act of 1996 (P.L. 104-193, the “Law”) fundamentally reformed the nation’s welfare system. The Law included provisions to: (i) convert Aid to Families with Dependent Children (“AFDC”), an entitlement program, to Temporary Assistance for Needy Families (“TANF”), a block grant program with lifetime time limits on TANF recipients, work requirements and other changes; (ii) deny certain federal welfare and public benefits to legal noncitizens (subsequent federal law has amended this provision), allow states to elect to deny additional benefits (including TANF) to legal noncitizens, and generally deny almost all benefits to illegal immigrants; and (iii) make changes in the Food Stamp program, including to reduce maximum benefits and impose work requirements. The TANF block grant formula under the Law is operative through September 30, 2010, as further described below.

Chapter 270, Statutes of 1997, embodies California’s response to the federal welfare systems. Effective January 1, 1998, California Work Opportunity and Responsibility to Kids (“CalWORKs”) replaced the former AFDC and Greater Avenues to Independence programs. Consistent with the federal law, CalWORKs contains time limits on the receipt of welfare aid, both lifetime as well as current period. The centerpiece of CalWORKs is the linkage of eligibility to work participation requirements.

Caseload under CalWORKs is projected to decrease by a modest amount in 2006-07. The revised CalWORKs caseload projections are 478,100 cases in fiscal year 2005-06 and 471,700 cases in fiscal year 2006-07. This still represents a major decline in caseload from the rapid growth of the early 1990s, when caseload peaked at 921,000 in fiscal year 1994-95. Since CalWORKs’ inception in January 1998, caseload has declined by over 35 percent.

California will continue to meet, but not exceed, the federally-required $2.7 billion combined State and county maintenance of effort (“MOE”) requirement in fiscal years 2005-06 and 2006-07. In an effort to keep program expenditures within the TANF Block Grant and TANF MOE amounts and address the Administration’s objective to alleviate the structural deficit between the State’s revenues and expenditures, the 2005 Budget Act suspended the July 2005 and July 2006 CalWORKs grant COLAs. The 2006 Budget Act also maintains expenditures within available resources while continuing efforts to move people from welfare to work. The 2006 Budget Act reflects savings resulting from continued efforts to fully implement State welfare system measures initiated in 2004-05, an estimated decrease in 2005-06 child care expenditures, and implementation of several initiatives to improve the State’s work participation in response to TANF Reauthorization.

The federal Deficit Reduction Act of 2005 included legislation that reauthorized and extended the TANF program until September 30, 2010. The reauthorization legislation modifies countable work activities under TANF and applies new federal work participation rates to separate State programs. In addition, because reauthorization legislation effectively eliminates the State’s caseload reduction credit, the bulk of the CalWORKs caseload will be subject to the 50 percent work participation rate beginning in federal fiscal year 2007. Considerable improvement in work participation rates much be achieved to avoid federal penalties, which could cost the General Fund more than $2 billion over a five-year period. While these penalties likely would not be assessed until after 2006-07, the 2006 Budget Act addresses the need to increase work participation rates through substantive program improvements that

B-11

will support and engage more recipients in activities that lead to self-sufficiency. Major investments include (1) implementing the Pay for Performance county incentive program, (2) providing funding for counties to implement strategies to improve work participation rates based on local needs assessments, (3) increasing temporary shelter rates to prevent homelessness among CalWORKs recipients, (4) augmenting funding for CalWORKs employment services, child care services, and administrative activities, and (5) increasing the TANF reserve to address future changes or improvements to CalWORKs. A workgroup consisting of key stake holders is evaluating options for future program changes.

The 2006 Budget Act includes total CalWORKs-related expenditures of $7.1 billion for fiscal year 2006-07, compared to $6.7 billion for fiscal year 2005-06. Both years include an augmentation of $191.9 million for employment services to enable recipients to move off of aid and into sustainable employment. The 2006 Budget Act includes a TANF reserve of $222.1 million in 2006-07, which is available for unanticipated needs in any program for which TANF Block Grant funds are appropriated, including CalWORKs benefits, employment services, county administration, and child care costs The reserve includes $40 million to fund incentive payments to counties in 2007-08 for improved program outcomes under the Pay for Performance program, and $15 million to fund future program changes or improvements to CalWORKs to address increased work participation requirements under federal TANF Reauthorization legislation.

Health Programs

Medi-Cal

Medi-Cal, California’s Medicaid program, is a health care entitlement program for low-income individuals and families who receive public assistance or otherwise lack health care coverage. Medi-Cal serves just over one in six Californians. Federal law requires Medi-Cal to provide a set of basic services such as doctor visits, laboratory tests, x-rays, hospital inpatient and outpatient care, and skilled nursing care. Also, federal matching funds are available if states choose to provide any of numerous optional benefits. The federal government pays for half of the cost of providing most Medi-Cal services in California, including optional benefits. A wide range of public and private providers and facilities deliver these services. Providers are reimbursed by the traditional fee-for-service method or by payments from managed care plans. Approximately 3.3 million Medi-Cal beneficiaries (almost half of the people receiving Medi-Cal benefits and services) are currently enrolled in managed care plans.

Medi-Cal expenditures are estimated to be $33.3 billion ($12.8 billion from the General Fund), in 2005-06 and $35.1 billion ($13.8 billion General Fund) in 2006-07. The $1.8 billion ($946 million General Fund) increase in 2006-07 is due primarily to increases in caseload, utilization, and costs for services.

Average monthly caseload in Medi-Cal was estimated to be 6.6 million in 2005-06. Caseload is expected to increase in 2006-07 by approximately 85,200, or 1.29 percent, to 6.7 million eligible people. This overall increase compares to an expected 1.4 percent increase in the State’s population over the same period.

The federal Medicare Modernization Act (“MMA”) of 2003 established an outpatient prescription drug program, known as Medicare Part D, for approximately 43 million Medicare beneficiaries, including one million Californians eligible for both Medicare and Medi-Cal (“dual eligibles”). Effective January 1, 2006, the federal government no longer provides Medicaid matching funds to the states for drug categories now covered by Medicare. In addition, states no longer get Medicaid or supplemental rebates for drugs covered by Medicare. Although the intent of the MMA is for states to receive 10 percent of the savings for no longer providing drug coverage to dual eligibles, the revised federal formula for this calculation is projected to cost the State $68.7 million in 2006-07 on an accrual accounting basis, rather than the $169 million savings, which would reflect a full 10 percent. Due to federal implementation problems, the State is providing interim emergency drug coverage to dual eligibles who have not been able to receive their prescription drugs.

On February 8, 2006, President Bush signed the Deficit Reduction Act of 2005, which makes several changes to the federal Medicaid program that will impact Medi-Cal. The most significant fiscal change will require, beginning October 2009, states’ managed care quality improvement fees to be assessed on all managed care plans, not just on those serving Medicaid beneficiaries. Without conforming statutory changes, the State would lose approximately $250 million in annual federal revenues beginning in 2009-10 due to non-compliance because current California law permits the State to only collect managed care quality improvement fees on managed care plans serving Medi-Cal beneficiaries. In addition, the federal Deficit Reduction Act of 2005 requires, as a condition of receiving federal funds, that the Medi-Cal program verify the citizenship of those individuals who declare that they are citizens of the U.S. Under this new provision, these individuals are required to show proof of identity and citizenship at the time of application and upon redetermination. This provision does not apply to or otherwise affect people who are applying for Medi-Cal as immigrants. The 2006 Health Trailer Bill (AB 1807) includes changes to California’s statutory language to implement this change.

B-12

SSI/SSP

The federal Supplementary Security Income (“SSI”) program provides a monthly cash benefit to eligible seniors and persons with disabilities who meet the program’s income and resource requirements. In California, the SSI payment is augmented with a State Supplementary Payment (“SSP”) grant. The 2006 Budget Act includes $3.6 billion from the General Fund for the SSI/SSP Program. This represents a 4.1 percent increase from the revised 2005-06 funding level. The average monthly caseload in this program is estimated to be 1.2 million recipients in 2006-07, a 2.5 percent increase over the 2005-06 projected level.

The three-month delay of the January 2007 federal SSI COLA included in the 2005 Budget Act is rescinded in the 2006 Budget Act at a one-time cost of $42.3 million. Effective January 1, 2007, the federal SSI payment will increase by an estimated 2.1 percent.

Pension Trusts

The three principal retirement systems in which the State participates are CalPERS, the California State Teachers’ Retirement System (“CalSTRS”) and the University of California Retirement System (“UCRS”). The assets and liabilities of the funds administered by these systems, as well as certain other retirement funds administered by the State, are included in the financial statements of the State as fiduciary funds.

CalPERS

CalPERS administers the Public Employment Retirement Fund (“PERF”), which is a multiple-employer defined benefit plan. In addition to the State, employer participants, as of June 30, 2005 included 1,059 school districts and 1,523 other public agencies. As of the same date, PERF had 1,016,982 active and inactive program members and 431,901 benefit recipients. The payroll for State employees covered by PERF for fiscal year 2004-05 was approximately $12.9 billion.

Employees, except those participating in the non-contributory, second tier plan (and who receive generally lower benefits) contribute to PERF based upon required contribution rates. Approximately 6.5 percent of the employees participate in the second tier plan. As part of a memorandum of understanding with the employee unions, the State agreed to suspend employee contributions for miscellaneous and industrial employees for fiscal years 2002-03 and 2003-04. The impact on the unfunded liability from suspending the employee contribution for two years was $354.5 million. These contributions will be repaid over the next thirty years through contributions toward the unfunded liability.

Contributions to PERF are determined annually on an actuarial basis. Payments into PERF are made from the employer contributions, including the State, and employee contributions. State contributions are made from the General Fund, Special Funds, and Non-Governmental Cost Funds. Approximately 55 percent of the State contributions to PERF are made from the General Fund.

Each employer (including the State) contributes an amount equal to the sum of the normal cost and amortization of the unfunded actuarial accrued liability, if any. Actuarial valuations of the PERF are performed as of June 30 of each year. The most recent valuation, dated June 30, 2005, showed an actuarial accrued unfunded liability allocable to State employees of $14.8 billion. The actuarial valuation for PERF was based upon an assumed 7.75 percent investment return. The average net rate of return experienced by PERF over the past fifteen years, ten years and five years (in each case through fiscal year 2004-05) has been 9.6 percent, 9.3 percent, and 3.9 percent, respectively.

On April 19, 2005, the Board of Directors of CalPERS adopted a new policy for calculating the actuarial value of assets, spreading market value asset gains and losses over 15 years (rather than 3 years, as had been the practice) and changing the corridor limits for the actuarial value of assets from 90 percent—110 percent of market value to 80 percent—120 percent of market value. In addition, CalPERS will calculate the annual contribution amount with regard to gains and losses as a rolling 30 year amortization of all remaining unamortized gains or losses as opposed to the current 10 percent of such gains and losses. These changes are anticipated to reduce employer rate volatility by 50 percent.

CalSTRS

CalSTRS administers the Teacher’s Retirement Fund, which is an employee benefit trust fund created to administer the State Teachers’ Retirement Plan (“STRP”). STRP is a cost-sharing, multi-employer, defined benefit pension plan that provides for retirement, disability and survivor benefits to teachers and certain other employees of the California public school system. The STRP is comprised of three programs: the Defined Benefit Program (“DB Program”), the Defined Benefit Supplement Program (“DBS”), and the Cash Balance Benefit Program. Within the DB Program there is also a Supplemental Benefits Maintenance Account (“SBMA”) which provides purchasing power protection for retired members. As of June 30, 2005, the DB Program had approximately 1,200 contributing employers, approximately 574,676 active and inactive program members and 201,241 benefit recipients.

The State’s General Fund contributions to the DB Program and the SBMA are established by statute. The contribution rate to the DB Program is currently 2.017 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year.

B-13

This percentage resulted in a $472 million contribution for fiscal year 2004-05. The contribution rate to the SBMA is currently 2.5 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year. This percentage resulted in a $585 million contribution for fiscal year 2004-05. In 2004, CalSTRS actuaries determined that there was an unfunded liability associated with the 1990 benefit structure and, as a result, the State was required to pay an additional 0.524 percent ($92 million from the General Fund) in fiscal year 2004-05 and one quarterly payment of $31 million in fiscal year 2005-06 to the DB Program. The 2004 valuation of CalSTRS found the 1990 benefit structure to be fully funded and the State was not required to make this additional contribution in fiscal year 2005-06. In early 2006, an error in the calculation of teachers’ salaries was discovered in the CalSTRS’ accounting system. As a result, it was determined that the unfunded liability associated with the 1990 benefit structure never existed. After discovering the accounting error, CalSTRS also determined that the State had overpaid the DB Program and the SBMA in fiscal year 2002-03 and underpaid these accounts in fiscal years 2003-04 through 2005-06, resulting in a net underpayment of $3.1 million. Overall, the accounting error resulted in the State making excess contributions to CalSTRS in the amount of $119.5 million. For the 2006 Budget Act, this amount is to be recognized as a prepayment of the amounts owing from the State to the Teachers’ Retirement Fund in 2006-07, which will correspondingly reduce the remaining amount to be transferred in 2006-07 from the General Fund. Finally, an actuarial analysis performed in 2005 at the direction of the Department of Finance concluded that the currently required State contributions to the SBMA are more than sufficient to maintain purchasing power at 80 percent.

Each employer contributes 8.25 percent of payroll, while employees contribute 6 percent of pay. The most recent actuarial valuation, performed as of June 30, 2005 showed an actuarial accrued unfunded liability of $20.3 billion. The significant reduction in the unfunded liability of almost $3 billion since last year was largely due to the discovery of the error in CalSTRS’ accounting system. The actuarial valuation of the DB Program is based upon an assumed 8 percent investment return. The average net rate of return experienced by the DB Program over the past fifteen years, ten years and five years (in each case through fiscal year 2005-06) was 10.4 percent, 9.5 percent and 7.9 percent, respectively.

UC Regents

The University of California Retirement System consists of: (i) a retirement plan, which is a single employer defined benefit plan funded with university and employee contributions (“UCRP”); (ii) a voluntary early retirement incentive program, which is a defined benefit plan for employees who take early retirement (“PERS-VERIP”); and (iii) three defined benefit contribution plans. As of June 30, 2005, plan membership totaled 215,016, comprised of 124,642 active members, 47,123 inactive members (includes terminated nonvested employees who are eligible for a refund), and 43,251 retirees and beneficiaries receiving benefits.

The State does not make any contributions to the University of California Retirement System. As of June 30, 2005, employee and employer contributions were not required to UCRP and PERS-VERIP, due to the fully funded status of each plan.

Post Retirement Benefits

The State also provides post-employment health care and dental benefits to its employees and their spouses and dependents, when applicable, and recognizes these costs on a “pay-as-you-go” basis. The cost of these benefits in fiscal year 2006-07 is estimated at $1.02 billion, in comparison to an estimated $895 million in fiscal year 2005-06 and $796 million for fiscal year 2005-06. It is anticipated that these costs will continue to grow in the future. As of June 30, 2005, approximately 124,695 retirees were enrolled to receive health benefits and 101,655 to receive dental benefits. The employer contribution for health premiums maintains the average 100/90 percent contribution formula established in Government Code. Under this formula, the State averages the premiums of the four largest health benefit plans in order to calculate the maximum amount the State will contribute toward the retiree’s health benefits. The State also contributes 90 percent of this average for the health benefits of each of the retiree’s dependents. Employees vest for this benefit after serving ten years with the State. With ten years of service credit, employees are entitled to 50 percent of the State’s full contribution. This rate increases by 5 percent per year and with 20 years of service, the employee is entitled to the full 100/90 formula.

On June 21, 2004, GASB released its Governmental Accounting Standard Board Statement No. 45, Accounting and Financial Reporting by Employers for Postemployment Benefits Other Than Pensions (“Statement No. 45”). Statement No. 45 establishes standards for the measurement, recognition and display of post-employment healthcare as well as other forms of post-employment benefits, such as life insurance, when provided separately from a pension plan expenditures and related liabilities in the financial reports of State and local governments. Under Statement No. 45, governments will be required to: (i) measure the cost of benefits, and recognize other post-employment benefits expense, on the accrual basis of accounting in periods that approximate employees’ years of service; (ii) provide information about the actuarial liabilities for promised benefits associated with past services and whether, or to what extent, the future costs of those benefits have been funded; and provide information useful in assessing potential demands on the employer’s future cash flows. Statement No. 45 reporting requirements are effective for the State in the fiscal year beginning July 1, 2007. The State plans to include the actuarial computation of its liability for post-employment health care benefits in the 2007-08 financial statements.

B-14

The 2006 Budget Act included funding which will allow the State Controller’s Office to contract with a private actuarial firm to calculate the State’s liability for these benefits. Such report, when made, may negatively affect the State’s financial reports and impact its credit ratings if the State does not adequately manage the long-term costs for other post-employment benefits. In February 2006, the Legislative Analyst’s Office (“LAO”) released a report suggesting that the unfunded liability for these benefits could be tens of billions of dollars, and that the cost to fully amortize the unfunded liability could be several billion dollars annually. The costs suggested by the LAO are not based on any actuarial projections reflecting data for California, and may or may not be consistent with the results of the proposed actuarial valuation.

PRIOR FISCAL YEARS’ FINANCIAL RESULTS

The California economy grew strongly between 1994 and 2000, generally outpacing the nation, and as a result, for the five fiscal years from 1995-96 to 1999-00, the General Fund tax revenues exceeded the estimates made at the time the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid and to fund new ongoing program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures. The State ended the 2000-2001 fiscal year with a budget reserve of $5.39 billion.

However, during fiscal year 2001-02, the State experienced an unprecedented drop in revenues compared to the prior year. The three largest tax sources generated only $59.7 billion, a drop of over $13 billion from fiscal year 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. During the three fiscal years between 2001-02 and 2003-04, the State encountered severe budgetary difficulties because of reduced revenues and failure to make equivalent reductions in expenditures, resulting in successive budget deficits. The budgets for these years included substantial reliance on one-time measures, internal borrowing, and external borrowing. The State also faced a cash flow crisis during this period which was relieved by the issuance of Revenue Anticipation Warrants in June 2002 and June 2003 and Economic Recovery Bonds in the spring of 2004.

2004 Budget Act

The 2004 Budget Act was adopted by the Legislature on July 29, 2004, along with a number of implementing measures, and signed by the Governor on July 31, 2004. This was the first budget signed by Governor Schwarzenegger following his election to office after a recall of Governor Davis in November 2003. The 2004 Budget Act largely reflected the proposals contained in the May Revision of the 2004-05 Governor’s Budget, including the application for budgetary purposes of $2 billion of proceeds of the economic recovery bonds issued in fiscal year 2003-04.

Under the 2004 Budget Act, General Fund revenues were projected to increase 3.6 percent, from $74.6 billion in fiscal year 2003-04 (which included approximately $2.3 billion in additional tobacco securitization bond proceeds) to $77.3 billion in fiscal year 2004-05. The revenue projections assumed a continuing rebound in California’s economy as reflected in several key indicators. Excluding the impact of the economic recovery bonds, General Fund expenditures were estimated to increase by 6.7 percent, from $75.6 billion in fiscal year 2003-04 to $80.7 billion in fiscal year 2004-05. The June 30, 2005 reserve was projected to be $768 million, compared to an estimated June 30, 2004 reserve of $2.198 billion.

In summary, the 2004 Budget Act addressed a projected $13.9 billion budget shortfall through expenditure cuts ($4.0 billion or 28.7 percent), cost avoidance ($4.4 billion or 31.7 percent), fund shifts ($1.6 billion or 11.2 percent), loans or borrowing ($2.1 billion or 15.4 percent), and transfers and other revenue ($1.8 billion or 13.0 percent).

The 2004 Budget Act contained the following major components:

1.Rebasing Proposition 98 Minimum Funding Guarantee—The level of Proposition 98 appropriations was reset at a level approximately $2 billion less than would otherwise be required for fiscal year 2004-05 pursuant to legislation relating to the 2004 Budget Act. When revenues for 2004-05 were substantially higher than projected, and the Administration did not revise Proposition 98 expenditures, litigation was filed challenging this action. This litigation was settled as part of the 2006 Budget Act.

2.Higher Education—A new fee policy for higher education was implemented. In fiscal year 2004-05, fees were increased 14 percent for undergraduates and 20 percent for graduate students (25 percent for CSU graduate students majoring in non-teacher preparation programs). The 2004 Budget Act included $750 million in various spending reductions for higher education from otherwise mandated levels.

B-15

3.Health and Human Services—The 2004 Budget Act included $992 million in reductions in various social service programs from otherwise mandated levels. Based on updated projections of caseload and cost-per-case, these savings are now estimated to be $1 billion in fiscal year 2004-05.

4.Pension Reform—The 2004 Budget Act eliminated State contributions to CalPERS on behalf of new State employees for the first two years of employment. In addition, the 2004 Budget Act assumed the issuance of $929 million pension obligation bonds to cover a portion of the State’s required contributions to CalPERS in fiscal year 2004-05. The pension bonds were not issued in fiscal year 2004-05 due to litigation delays.

5.Tax Relief—The 2004 Budget Act reflected the elimination of the VLF offset program beginning in fiscal year 2004-05.

6.Other Revenue Enhancements and Expenditure Reductions—The 2004 Budget Act also included $1.258 billion in savings for the suspension of the Transportation Investment Fund (Proposition 42) transfer.

Fiscal Year 2004-05 Revised Estimates

Final estimates relating to the 2004-05 fiscal year, as released in the 2006-07 Governor’s Budget in January 2006, show that the State experienced substantially more favorable results than were projected at the time the 2004 Budget Act was signed. As a result of revised estimates for years prior to 2004-05, tax amnesty payments and improved economic results which generated major increases in tax revenues, the Administration estimates that total prior year resources, plus revenues and transfers for 2004-05, were about $91.5 billion, more than $9.1 billion higher than originally estimated. Expenditures increased by about $1.1 billion. As a result, the fund balance at June 30, 2005 was estimated at about $9.6 billion, of which $9.1 billion was in the SFEU, compared to the original 2004 Budget Act estimate of $768 million in the SFEU.

Tax Amnesty Program

Chapter 226, Statutes of 2004, created a personal income tax, corporate tax, and sales and use tax amnesty program for 2002 and prior years. Penalties were waived for taxpayers who applied for the amnesty during the amnesty period of February 1, 2005 to March 31, 2005. The effect of amnesty on the accounting for General Fund revenues has been distortive since payments for years before the current year are accounted for as a “prior year adjustment” for the current year rather than being carried back to those earlier years. Additionally, since some payments were made in advance of future year payments the revenue estimates in the current year, the budget year, and beyond will be lower even though the payments received are accounted for as “prior year adjustments” to the current year. Moreover, much of the money that came in during the amnesty period was in the form of “protective payments,” amounts submitted to avoid the extra penalty, but that would have otherwise been submitted in future years, or that will prove not to have been due at all, as some taxpayers will win their disputes. These refunds must be accounted for in future years.

For budgetary purposes, revenues from the amnesty program resulted in a carry-over adjustment increasing the beginning General Fund balance for fiscal year 2004-05 by $3.8 billion. This carry-over adjustment was and will be reduced in fiscal year 2004-05 and subsequent fiscal years to account for refunds and the recognition of income over a period of time. The 2005 Budget Act estimated a net multi-year General Fund revenue gain from the amnesty program at $380 million, which represents a $180 million increase from the $200 million gain assumed at the time of the 2005-06 Governor’s Budget. These amounts constitute one-time revenues that the 2005 Budget Act used for one-time purposes.

2005 Budget Act

The 2005 Budget Act was adopted by the Legislature on July 7, 2005, along with a number of implementing measures, and signed by the Governor on July 11, 2005. In approving the budget, the Governor vetoed $190 million in appropriations (including $115 million in General Fund appropriations).

Under the 2005 Budget Act, General Fund revenues and transfers were projected to increase 5.7 percent, from $79.9 billion in fiscal year 2004-05 to $84.5 billion in fiscal year 2005-06. The revenue projections assumed continued but moderating growth in California’s economy as reflected in several key indicators. The 2005 Budget Act contained General Fund appropriations of $90.0 billion, compared to $81.7 billion in 2004-05. The difference between revenues and expenditures in fiscal year 2005-06 was funded by using a part of the $7.5 billion fund balance at June 30, 2005. The June 30, 2006 reserve was projected to be $1.302 billion, compared to an estimated June 30, 2005 reserve of $6.857 billion. About $900 million of this reserve was to be set aside for payment in fiscal year 2006-07 of tax refunds and other adjustments related to the tax amnesty program implemented in early 2005.

The 2005 Budget Act also included special fund expenditures of $23.3 billion and bond fund expenditures of $4.0 billion. The State issued $3.0 billion of Revenue Anticipation Notes (RANs) to meet the State’s short-term cash flow needs for fiscal year 2005-06.

B-16

The 2005 Budget Act contained the following major components:

1.Proposition 98—General Fund expenditures increased by $2.582 billion, or 7.6 percent, to $36.6 billion. This reflected increases in the Proposition 98 guaranteed funding level resulting from increases in General Fund revenues in fiscal year 2005-06, adjusted for changes in local revenues. The 2005 Budget Act fully funded enrollment growth and a 4.23 percent cost of living increase. Per pupil spending under Proposition 98 was projected to be $7,402, compared to $7,023 in the previous year. The 2005 Budget Act reflected savings of $3.8 billion in 2004-05, which would be restored to the Proposition 98 budget in future years as General Fund revenue growth exceeds personal income growth.

2.Higher Education—The 2005 Budget Act marked the first year of funding for the Higher Education Compact under this Administration. The Compact was signed in spring 2004 with both UC and CSU to provide funding stability for enrollment growth and basic support over the next six fiscal years. The 2005 Budget Act provided for total Higher Education funding of $17.8 billion from all revenue sources, including $10.2 billion General Fund. General Fund support for both the UC and CSU was increased by $134 million (about 5 percent) compared to 2004-05. The 2005 Budget Act assumed fee increases for undergraduate and graduate students, consistent with the Compact, which were approved by the UC and CSU governing boards.

3.Health and Human Services—The 2005 Budget Act increased General Fund expenditures by $2.1 billion, or 8.5 percent, to $27.1 billion for Health and Human Services programs. This increase consisted of higher Medi-Cal expenditures of $1.3 billion, Department of Developmental Services expenditures of $152 million, Department of Mental Health expenditures of $306 million, and Department of Social Services expenditures of $55 million, among other things. The 2005 Budget Act reflected the suspension of the July 2005 and July 2006 CalWORKS grant COLAs, yielding General Fund savings of $136 million in 2005-06 and $139 million in 2006-07. The 2005 Budget Act further assumed the January 2006 and January 2007 COLAs for SSI/SSP recipients would be suspended for estimated General Fund savings of $132 million in 2005-06, $407.5 million in 2006-07, and $281 million in 2007-08. The 2005 Budget Act also included federal fiscal relief of $223 million due to progress in implementing a single, Statewide automated child support system.

4.Retirement and Employee Compensations—The 2005 Budget Act provided for full funding of the State’s statutory obligations to CalSTRS. The 2005 Budget Act also reflected an augmentation of $355 million for salary increases and dental and vision premium increases for certain bargaining units.

5.Vehicle License Fee Gap Loan Repayment—The 2004-05 Budget Act fully repaid the $1.2 billion that local governments lost between July and October of 2003, when the Vehicle License Fee offset program was temporarily suspended. The State was not required to repay the gap loan until August of 2006. This payment was made in August 2005.

6.Transportation Funding—The Proposition 42 transfer was fully funded at an estimated $1.3 billion.

7.Financial Instruments—The 2005 Budget Act reflected the State’s issuance of pension obligation bonds to fund approximately $525 million of the State’s 2005-06 retirement obligation to CalPERS, but an adverse court ruling prevented issuance of these bonds. The 2005 Budget Act reflected the results of the refinancing of the Golden State Tobacco Securitization Bonds, Series 2003B. In exchange for its continued backing of these bonds, the General Fund received $525 million in August 2005.

The original 2005-06 Governor’s Budget had included a proposal to issue $464 million of judgment bonds to finance the pending settlement of the Paterno lawsuit (dealing with the State’s liability for past flood damages), but subsequent developments led to the removal of this proposal from the budget. The State settled three related lawsuits through stipulated judgments. The largest settlement, in the amount of $428 million, provided for the State to make annual payments of $42.8 million per year, plus interest, for ten years; the payments are subject to annual appropriation by the Legislature. The first year’s payment, as well as $36 million to fully discharge the other two stipulated judgments, was included in the 2005 Budget Act.

8.Taxes—The 2005 Budget Act contained no new taxes.

Fiscal Year 2005-06 Revised Estimates as of the 2006 Budget Act

The 2006-07 May Revision projected that the State would end fiscal year 2005-06 with a budgetary reserve of $8.8 billion, up $7.5 billion from estimates made at the time of the 2005 Budget Act. The 2006 Budget Act projects that the State will have a budgetary reserve at June 30, 2006 of $9.0 billion, up $7.7 billion from the 2005 Budget Act estimate. This change in budgetary reserve is a result of revenue and expenditure changes, and an increase of $2.3 billion in revenues attributed to 2004-05. As of the adoption of the 2006 Budget Act, General Fund revenues and transfers for 2005-06 are projected at $92.7 billion, an increase of $8.2 billion compared with 2005 Budget Act estimates. This includes the following significant adjustments since the 2005 Budget Act:

•	$8.196 billion increase in major tax revenues due to the improved economic forecast;

B-17

•	$245 million increase due to higher State Land Royalties and Unclaimed Property revenues;

•	$252 million loss in revenues due to not issuing pension obligation bonds as a result of pending litigation contesting their issuance.

As of the adoption of the 2006 Budget Act, General Fund expenditures for fiscal year 2005-06 are projected at $92.7 billion, an increase of $2.7 billion compared with 2005 Budget Act estimates. This includes the following significant changes since the 2005 Budget Act:

•	$1.829 billion increase in Proposition 98 expenditures;

•	$500 million for levee evaluation and flood control system improvements;

•	$273 million loss of expenditure savings due to not issuing pension obligation bonds as a result of pending litigation contesting their issuance;

•	$137 million in additional expenditures for employee compensation;

•	$153 million decrease in the Medi-Cal program.

CURRENT STATE BUDGET

2006 Budget Act

The 2006 Budget Act was adopted by the Legislature on June 27, 2006, along with a number of implementing measures, and signed by the Governor on June 30, 2006. In approving the budget, the Governor vetoed $112 million in appropriations (including $62 million in General Fund appropriations).

Under the 2006 Budget Act, General Fund revenues and transfers are projected to increase 1.2 percent, from $92.7 billion in fiscal year 2005-06 to $93.9 billion in fiscal year 2006-07. The 2006 Budget Act contains General Fund appropriations of $101.3 billion, compared to $92.7 billion in 2005-06. This includes more than $4.9 billion, or 4.7 percent of total General Fund resources available, to address the State’s debt by establishing a budget reserve of $2.1 billion and making early debt repayments of $2.8 billion. The difference between revenues and expenditures in 2006-07 is funded by using a large part of the 2005-06 ending fund balance. The June 30, 2007 reserve is projected to be $2.1 billion, compared to an estimated June 30, 2005 reserve of $9.5 billion.

The 2006 Budget Act is substantially similar to the 2006-07 May Revision proposals. Compared to the 2006-07 May Revision, however, it also assumed $299 million greater revenues for 2005-06 based on higher than expected revenues in May, and $19 million greater revenues in 2006-07 due to expanded sales tax licensing and collection programs. The 2006 Budget Act contained the following major General Fund components:

1.Repayments and prepayments of prior obligations—The 2006 Budget Act proposes $2.812 billion of repayments and/or prepayments of prior obligations as follows: (1) $1.415 billion for advance payment of a portion of the 2003-04 and 2004-05 Proposition 42 suspensions (includes $200 million pre-payment from a special fund); (2) $472 million for early retirement of the Economic Recovery Bonds under Proposition 58; (3) $296 million to repay/prepay non-Proposition 98 mandates; (4) $347 million to repay/prepay loans from special funds; (5) $150 million to prepay Proposition 98 Settle-Up (reflected in prior year and does not affect 2006-07 operation deficit); (6) $100 million to prepay flood control subventions; and (7) $32 million set aside to pay debt service on general obligation bonds in fiscal year 2007-08.

2.Reduction of the operating deficit—The 2006 Budget Act projects that after adjusting for repayments or prepayments of prior obligations and one-time investments, the net operating deficit is estimated at $3.3 billion.

3.Proposition 98—The 2006 Budget Act proposes Proposition 98 General Fund expenditures at $41.3 billion, which is an increase of $2.9 billion, or 7.5 percent, compared to the revised 2005-06 estimate. When property taxes are taken into account, the total Proposition 98 guarantee is $55.1 billion, which is an increase of $3.1 billion, or 5.9 percent. The 2006 Budget Act continues to propose to spend at the level of the Proposition 98 guarantee assuming that the 2004-05 suspension had only been $2 billion. It also continues to include $426 million above this level to implement Proposition 49. Furthermore, to resolve the pending lawsuit regarding Proposition 98 funding, the State has agreed to calculate the Proposition 98 guarantee consistent

B-18

with the legislative intent language contained in Chapter 213, Statutes of 2004. As a result, the State will pay $2.9 billion in settle-up funding, comprised of approximately $1.6 billion and $1.3 billion to count toward the Proposition 98 guarantees for 2004-05 and 2005-06, respectively.

4.K-12 Education—The 2006 Budget Act proposes $67.1 billion in spending from all funds on K-12 education, an increase of $2.9 billion from the revised 2005-06 estimate. General Fund expenditures are proposed at $40.5 billion (includes funds provided for prior year settle-up obligations), an increase of $2.7 billion, or 7 percent. Total per-pupil expenditures from all fund sources are projected to be $11,264, an increase of $516, or 4.8 percent from the revised 2005-06 level.

5.Higher Education—The 2006 Budget Act proposes General Fund expenditures at $11.4 billion, an increase of $973 million, or 9.4 percent. The 2006 Budget Act marks the second year of funding for the Higher Education Compact. The Compact was signed in Spring 2004 with both UC and CSU to provide funding stability and preserve educational quality over the following six fiscal years in exchange for improved accountability in a variety of key student performance measures. The 2006 Budget Act proposes additional funding of $75 million for UC and $54.4 million for CSU so that student fees in 2006-07 will remain at current 2005-06 levels.

6.Health and Human Services—The 2006 Budget Act proposes $29.3 billion General Fund to be spent on Health and Human Services programs, which is an increase of $2.5 billion, or 8.7 percent, from the revised 2005-06 estimate. This increase is primarily due to caseload, population, and other workload increases as well as a one-time investment of $214 million ($180 million General Fund) on health care surge capacity needs.

7.Transportation Funding—The 2006 Budget Act includes $1.42 billion to fully fund Proposition 42 in 2006-07 and $1.415 billion, including interest, for advance payment of a portion of the 2003-04 and 2004-05 Proposition 42 suspensions ($200 million to be repaid from a special fund). The 2005 Budget Act assumed repayment of a portion of outstanding transportation loans with $1 billion in bond proceeds derived from certain Indian gaming revenues to specified transportation programs. This transportation funding package would have provided $465 million to the State Highway Account, $290 million to the Traffic Congestion Relief Program, $122 million to the Public Transportation Account, and $122 million to cities and counties. There have been several lawsuits that have prevented the bonds from being sold to date, and the 2006 Budget Act instead repays $151 million of these loans to the State Highway Account in 2005-06 using cash already received from tribal gaming compacts. Bond proceeds in the amount of $849 million are now budgeted in 2006-07, which would provide $314 million to the State Highway Account, and would provide the same level of funding to the Traffic Congestion Relief Program, Public Transportation Account, and cities and counties as was originally proposed.

8.Budget Stabilization Account—The 2006 Budget Act fully funds the transfer of an estimated $944 million to the Budget Stabilization Account (BSA), pursuant to Proposition 58. Half of this amount, or $472 million, will remain in the BSA as a reserve. The other half was further transferred for the purpose of early retirement of Economic Recovery Bonds. These transfers took place in September 2006.

Strategic Growth Plan

In January 2006, the Governor proposed a comprehensive Strategic Growth Plan to build the critical infrastructure that is the foundation of the State’s economy. In May, the Legislature approved a $115.8 billion Strategic Growth Plan package, which includes $37.3 billion in new general obligation bonds which were approved by the voters at the November 7, 2006 election, $50.1 billion in existing funding, and $28.4 billion in new leveraged funding sources. The package consists of the following components:

1.Education—$10.4 billion in new general obligation bonds for K-12 and Higher Education facilities. In addition, local school districts will provide $4.0 billion as their match for the new funds, and $3.6 billion in remaining, previously authorized general obligation bonds will be fully apportioned to help the needs of local districts.

2.Transportation—$19.9 billion in new general obligation bonds for transportation and air quality projects. Existing sources for transportation projects include $26.4 billion in State and federal fuel taxes that are being used for capital purposes. Additionally, $526 million is expected to be available from tribal gaming revenues and bonds and $8.6 billion from Proposition 42. The additional funding made available due to reauthorization of federal transit and highway funding law is estimated to make $10 billion available over the next 10 years. Savings in the CalTrans support budget are expected to generate $375 million over the next decade. New funding sources for transportation projects include $9 billion from the portion of revenues from new and renewed local sales tax measures that historically has been used for projects on the State system. Additionally, $3.1 billion in Grant Anticipation Revenue Vehicle (GARVEE) bonding against future federal revenues is available. Lastly, initial estimates are that private funding may provide as much as $8 billion.

B-19

3.Flood Protection—$4.1 billion in new general obligation bonds for levee repair and flood control projects. In addition, between new local matching funds and contributions from the federal government, over $3.5 billion of other funds will be invested into the various projects. Finally, a $500 million General Fund appropriation made from the 2005-06 fiscal year funds (AB 142, Chapter 34, Statutes of 2006), will be used for the repair and improvement of critical levees.

4.Housing—$2.9 billion in new general obligation bonds for housing construction and assistance, including homeownership programs, affordable rental housing construction, farm worker housing, and housing for the homeless and foster care youth.

LAO Assessment of the 2005 State Budget

The Legislative Analyst’s Office (“LAO”) released a summary of the 2006 Budget Act in July 2006, titled “Major Features of the 2006 California Budget,” consistent with the brief overview above. In a section titled “Out-Year Implications of the 2006-07 Budget” the LAO stated:

“Based on our current projections of revenues and expenditures under the 2006-07 Budget Act policies, the State would continue to face operating shortfalls in the range of $4.5 billion to $5 billion in 2007-08 and 2008-09. The carryover reserve from 2006-07 would be available to offset a portion of the shortfall in 2007-08.”

On November 15, 2006 LAO released a report titled “California Fiscal Outlook—LAO Projections 2006-07 through 2011-12.” In the Summary of this report, LAO stated:

“The current year (2006-07) is projected to end with a reserve of about $3.1 billion, up about $1 billion from the $2.1 billion estimate contained in the 2006-07 Budget Act. However, expenditures will exceed revenues by $5.5 billion in 2007-08and $5 billion in 2008-09, absent corrective actions. The 2006-07 carryover reserve could be used on a one-time basis to address over one-half of the projected 2007-08 shortfall, but would be exhausted thereafter….In subsequent years, the operating shortfalls decline—particularly after repayments associated with the deficit financing bonds…cease at the conclusion of 2009-10. Nevertheless, they remain over $1.2 billion through the end of the forecast period.”

Publications from the LAO can be read in full by accessing the LAO’s website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656.

LITIGATION

The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General.

Challenge Seeking Payment to Teachers’ Retirement Board

In May 2003, the Legislature enacted legislation (Chapter 6, Statutes of 2003-04, First Extraordinary Session, Senate Bill No. 20, “SBX1 20”) that deferred the payment of $500 million to CalSTRS’s Supplemental Benefit Maintenance Account (“SBMA”). SBX1 20 also establishes an appropriation of an amount not to exceed $500 million, adjusted by the actual rate of return to funds in the SBMA, in 2006 and every four years thereafter, for the purpose of funding the SBMA. The actual amount of such appropriation, if any, will be determined following a report by the CalSTRS managing board that the funds in the SBMA will be insufficient in any fiscal year before July 1, 2036, to provide certain payments to CalSTRS members, and the certification of the amount of any such appropriation by the State’s Director of Finance. On October 14, 2003, the CalSTRS board and certain CalSTRS members filed a complaint in the Sacramento County Superior Court as Teachers’ Retirement Board, as Manager of the California State Teachers’ Retirement System, et al. v. Tom Campbell, Director of California Department of Finance, and Steve Westly, California State Controller (Case No. O3CSO 1503). This lawsuit seeks, primarily, a writ of mandate compelling the State Controller to transfer funds from the State’s General Fund to the SBMA in an amount equal to the continuing appropriation, as it existed prior to the enactment of SBX1 20 ($500 million plus interest). It also seeks injunctive and declaratory relief to the same effect. The Superior Court granted Plaintiffs’ motion for summary adjudication. The court declared SBX1 20 unconstitutionally impairs CalSTRS members’ vested contractual rights. The court ordered the issuance of a peremptory writ of mandate commanding the State Controller to transfer $500 million from the General Fund to the SBMA. The judgment will include an award of interest in an as yet unknown amount at the rate of 7 percent (7%) per annum both pre- and post-judgment. However, because the Legislature has not appropriated funds to pay such interest, the Superior Court cannot, and did not, compel the payment of any pre- or post-judgment interest. The State has appealed the decision, and plaintiffs and the intervening California Retired Teachers’ Association have filed cross-appeals. If intervenors’ cross-appeal is successful, pre-judgment interest will be calculated at the rate of 10% per annum on the $500 million from July 1, 2003, through September 21, 2005. The post-judgment interest rate remains 7% per annum.

B-20

Action Seeking Modification of Retirement Formula for State Employees

A recently filed case entitled Joseph Myers et al. v. CalPERS et al. (Alameda Superior Court, Case No. RGO6-262495) alleges that Government Code section 21354.1 violates the age discrimination provisions of the Fair Employment and Housing Act. The lawsuit, plead as a class action on behalf of State employees over age 55 who will retire after January 1, 2001, asserts that the statute “discriminates” against older workers because the change in the retirement formulas it implemented gives them a smaller percentage increase in benefits than it provided to younger workers. The complaint seeks injunctive relief and retroactive retirement benefits of an unspecified nature. It is unclear from the complaint what retroactive retirement benefits are being sought, or whether they would be offset by reductions in benefits to younger workers, and thus it is impossible at this time to quantify the magnitude of the fiscal impact; however, it may be in excess of $250 million. The State’s demurrer to the entire complaint (which is pled as a single cause of action) was sustained with leave to amend. The Court ruled that plaintiffs must state facts from which it can be inferred that the retirement formulas being challenged are not required by State or federal law.

Tax Refund Cases

Six pending cases challenge the Franchise Tax Board’s treatment of proceeds from the investment of cash in short-term financial instruments, and the resulting impact on the apportionment of corporate income to a corporation’s California tax obligation. The State has advanced two separate theories to sustain its tax assessments. In General Motors Corp. v. Franchise Tax Board the California Supreme Court granted General Motors’s petition for review of the appellate court’s affirmation of a ruling in favor of the Franchise Tax Board (General Motors Corp. v. Franchise Tax Board, Case No. S127086) on one of the theories, and in Microsoft Corporation v. Franchise Tax Board it granted review of the appellate court’s reversal of a ruling in favor of Microsoft on the same issue but on the other theory (Microsoft Corporation v. Franchise Tax Board (Case No. S133343). The State’s tax assessments have been sustained in both of these cases but on different grounds. On February 25, 2005, the Court of Appeal, First Appellate District issued an unpublished opinion in The Limited Stores, Inc. and Affiliates v. Franchise Tax Board (Case No. A 102915) upholding the judgment entered in favor of the Franchise Tax Board. On June 8, 2005, the California Supreme Court granted review in this case and directed that it be held pending decisions in Microsoft and General Motors. In Toys “R” Us, Inc. v. Franchise Tax Board the Court of Appeal, Third Appellate District (Case No. C045386) sustained the trial court’s ruling in favor of the Franchise Tax Board in a decision similar to that in Microsoft. That decision, however, rejected the rationale adopted by the Court of Appeal in General Motors. The California Supreme Court had granted review in Toys “R” Us but deferred briefing pending the decisions in Microsoft and General Motors. Montgomery Ward LLC v. Franchise Tax Board is pending in the San Diego Superior Court (Case No. 802767), and Colgate-Palmolive v. Franchise Tax Board is pending in the Sacramento County Superior Court (Case No. 03A500707); the Colgate matter has been stayed, pending the Supreme Court’s decision in General Motors. Other taxpayers have raised this same issue in administrative actions. A final decision in favor of any of these plaintiffs could have resulted in tax refunds to similarly situated taxpayers in an amount exceeding $600 million, with a potential future annual revenue loss of $85 million. The State is vigorously litigating this issue.

Also in General Motors Corp v. Franchise Tax Board (discussed above, Case No. S127086), the California Supreme Court granted the taxpayer’s petition for review to determine whether the Franchise Tax Board’s practice of allowing tax credits on an entity basis rather than to a unitary business is correct. A decision in favor of the taxpayer could result in the refund of taxes in excess of $300 million for prior years and an ongoing reduction in tax revenues of approximately $80 million.

On August 17, 2006, the California Supreme Court filed its decisions in Microsoft and General Motors. In Microsoft, the Court affirmed the judgment in favor of the Franchise Tax Board. The Court concluded that while returned principal from investments in short-term financial instruments is a “receipt” for income apportionment purposes, the inclusion of returned principal in the income calculation results in an apportionment percentage that does not fairly reflect Microsoft’s business activities in California. The Court therefore upheld Franchise Tax Board’s use of an alternative apportionment method under Revenue and Taxation Code §25137 that excluded returned principal from the calculation. In General Motors, the Court affirmed the Court of Appeal decision in favor of the Franchise Tax Board on the research credit issue and affirmed in substantial part the lower courts’ decisions on the apportionment issue. As in Microsoft, the Court held that returned principal was a receipt, but also held that only the interest portion of proceeds from repurchase transactions could be included in the income apportionment calculation. The Court remanded the case for a determination whether the inclusion of returned principal in the income apportionment calculation was distortive of the taxpayer’s business activities in California, as the Court had held in Microsoft. Petitions for rehearing by the Franchise Tax Board to clarify portions of these decisions were denied on October 25, 2006.

After the Microsoft and General Motors decisions, the California Supreme Court ordered the Limited Stores case to be transferred to the Court of Appeal, First Appellate District, Division Five, and the Toys “R” Us case to be transferred to the Court of Appeal, Third Appellate District with directions, in each case, to vacate the decision and to reconsider the case in the light of the Microsoft and General Motors decisions.

B-21

Two pending cases challenge the Franchise Tax Board’s LLC fees imposed by Revenue and Taxation Code section 17942. In Northwest Energetic Services, LLC v. Franchise Tax Board (San Francisco Superior CGC-05-437721) plaintiff seeks a refund of fees, interest and penalties paid for 1997-2001, and in Ventas Finance I, LLC v. Franchise Tax Board (San Francisco Superior Court 05-440001), plaintiff seeks a refund for 2001-2003. In both cases the plaintiffs allege that section 17942 is unconstitutional on its face and as applied because it discriminates against interstate commerce and violates the Due Process and Equal Protection clauses. In the alternative, the plaintiffs also allege that the Franchise Tax Board misinterprets section 17942 and that section 17942 is an improper exercise of the State’s police powers. A final decision in favor of these plaintiffs applied to all taxpayers similarly situated could result in loss of annual revenue in excess of $400 million and potential refunds exceeding $1.12 billion. In the Northwest case, the trial court entered judgment in favor of the plaintiffs and the Franchise Tax Board has appealed. The trial court tentatively ruled in Ventas in favor of the plaintiffs.

Two cases challenge the constitutionality of the State’s tax amnesty program: General Electric Company & Subsidiaries v. Franchise Tax Board (San Francisco Superior Court, CGC 06-449 157, Court of Appeal, First District A115530) and Garcia v. Franchise Tax Board (San Francisco Superior Court, CGC 06-456659). In both cases, plaintiffs allege the tax amnesty program’s amnesty penalty is unconstitutional. Chapter 226, Statutes of 2004 (SB 1100) created an amnesty program for taxable years beginning before January 1, 2003. Under the program, taxpayers that had not paid or had underpaid an eligible tax could agree to pay the tax and waive their rights to claim refunds thereof. In exchange, certain penalties and fees associated with the unpaid taxes would be waived and no criminal actions would be brought for the taxable years for which amnesty was allowed. SB 1100 also imposed a new penalty equal to 50 percent of accrued interest as of March 31, 2005 on any unpaid tax liabilities ultimately determined to be due for taxable years 2002 and earlier for which amnesty could have been requested. In General Electric, no penalty has been assessed because the companies’ final tax liability for the years has not been determined. General Electric seeks a declaration that the amnesty penalty should not apply to tax liabilities that become final after the amnesty period and that are paid within the statutory payment period, or alternatively, that the amnesty penalty is unconstitutional because it violates due process. On September 15, 2006, General Electric filed a notice of appeal in the First District Court of Appeal following the trial court’s sustaining of the Franchise Tax Board’s demurrer to the entire complaint without leave to amend. The Garcia case is pending in the trial court. In Garcia, the penalty has been assessed and paid. The fiscal impact of these cases is unknown at this time and is dependent on court rulings, but is estimated to be in excess of $300 million.

Environmental Matters

In a federal Environmental Protection Agency (“U.S. EPA”) administrative abatement action entitled In the Matter of Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California (U.S. EPA Region IX CERCLA Docket No. 00-16(a)), the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board. Also a party is ARCO, the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA “Superfund” List, and both remediation costs and costs for Natural Resource Damages may be imposed on the State. The alleged bases for the State’s liability are the State’s ownership of the mine site and the terms of a 1983 settlement agreement with ARCO. The Lahontan Regional Water Quality Control Board has undertaken certain remedial action at the mine site, but the U.S. EPA’s decision on the interim and final remedies is pending. ARCO has filed several State law claims against the State with the California Victim Compensation and Government Claims Board (an administrative agency with which certain claims must be filed as a prerequisite to litigation seeking damages against the State which was formerly named the Board of Control). Litigation on these claims has been tolled by agreement among the parties until April 1, 2007. It is possible these matters could result in a potential loss to the State in excess of $400 million.

In Carla Clark, et. al. v. City of Santa Rosa, et al. (Sonoma County Superior Court, Case No. SCV-227896), 32 plaintiffs who own property or live in Santa Rosa brought a toxic tort case alleging that water wells supplying water to their homes were contaminated by carcinogenic chemicals. The State is sued under a mandatory duty theory premised on an alleged violation of Proposition 65 (The Safe Drinking Water and Toxic Enforcement Act of 1986). Plaintiffs claim property damage, a variety of physical and psychological maladies including birth defects, medical monitoring costs and damages for fear of cancer. Plaintiffs claim damages exceeding 400 million. The jury trial in this case recently ended in a mistrial, and the court reconsidered and granted the State’s motion for summary judgment. Plaintiffs have appealed. (Court of Appeal, First Appellate District, Case No. A115399).

Energy-Related Matters

In People v. ACN Energy, Inc., et al. (Sacramento County Superior Court, Case No. 01A505497), the court is considering whether and to what extent compensation is due to market participants which have claimed compensation as a result of the Governor’s issuance of executive orders, under the California Emergency Service Act, “commandeering” power purchase arrangements held by Pacific Gas & Electric Company (“PG&E”) and Southern California Edison (“SCE”), referred to as “block forward contracts.” The

B-22

California Power Exchange, PG&E and other market participants have filed actions for inverse condemnation, recovery under the Emergency Services Act and other causes of action, which are pending in Sacramento County Superior Court, Judicial Council Coordination Proceeding No. 4203. In an administrative proceeding before the Government Claims Board (which was dismissed on procedural grounds), the California Power Exchange stated claims for “commandeering” the block forward contracts in the amount of approximately $1 billion. The State contends it is not liable for damages as a result of these orders, nor for compensation for inverse condemnation, and that any damages are offset by payments made by the Department of Water Resources for electricity received under the “commandeered” block forward contracts.

Escheated Property Claims

In three pending cases, plaintiffs claim that the State Controller has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: Morris v. Westly (Los Angeles County Superior Court, Case No. BC3 10200); Trust Realty Partners v. Westly (Sacramento County Superior Court, Case No. 04AS02522); and Coppoletta v. Westly (Sacramento County Superior Court (Case No. CGC-05439933). The Morris lawsuit challenges whether the State’s custodial use of escheated funds entitles the claimant to constructive interest and/or actual interest that was earned while the property is in the State’s custody. The Morris case seeks a class action determination, and identifies a purported class that could be interpreted to include all persons or entities whose property has been taken into custody by the State. On behalf of the articulated class, the plaintiff in Morris seeks a declaration that failure to pay interest is an unconstitutional taking and, among other things, an injunction restraining the State Controller from pursuing the practices complained of in the complaint. The trial court in Morris has granted the Controller’s motion for summary judgment; and ordered judgment be entered in favor of the State. Plaintiff has filed a notice of appeal. The Trust Realty Partners lawsuit focuses on the State’s elimination of interest payments on unclaimed property claims (Code of Civil Procedure Section 1540, subdivision (c), as amended effective August 11, 2003, “CCP 1540”). The Trust Realty Partners case is not styled as a class action suit, but in addition to seeking general and special damages in a sum according to proof at trial, the case seeks a common fund recovery and an injunction restraining the State Controller from engaging in the acts alleged in the complaint. In May 2006, the trial court granted an interim order on a motion for summary adjudication ordering the State to pay interest on certain pending claims made before the amendment to CCP 1540. The Controller filed an appeal of this order and briefing is underway. The Coppoletta case raises issues analogous to those in Morris and also asks that the unclaimed property law be construed as creating a trust for the benefit of the true owner. In May 2006, the San Francisco Superior Court entered an order granting the State’s motion for summary judgment (dismissing the case) in Coppoletta. Plaintiffs are seeking relief from the trial court’s decision. On May 10, 2006, the Coppoletta plaintiffs filed Coppoletta v. Westly (Case No. C 06 3135 WHA) in the United States District Court for the Eastern District of California, and on September 15, 2006, the court granted the State’s motion to dismiss. If the Morris case ultimately prevails as a class action, or the injunctions prayed for in the Trust Realty Partners cases are upheld on appeal, or if the issues raised in any of these cases require the State Controller to pay interest on escheated property or to manage unclaimed property as a trust for the benefit of the true owners, as the plaintiffs allege is required by law, costs to the State could be in excess of $500 million.

Actions Seeking Damages for Alleged Violations of Privacy Rights

In Gail Marie Harrington-Wisely, et al. v. State of California, et al. (Los Angeles County Superior Court, Case No. BC 227373), a proposed class action, plaintiffs seek damages for alleged violations of prison visitors’ rights resulting from the Department of Corrections and Rehabilitation’s use of a body imaging machine to search visitors entering State prisons for contraband. This matter has been certified as a class action. The superior court granted final judgment in favor of the State. Plaintiffs are expected to appeal. If a court were to revive the damages claims and award damages pursuant to the California Civil Code for every use of the body-imaging machine, damages could be as high as $3 billion.

A pending case involves due process constitutional challenges to an individual being placed on the State’s child abuse central index prior to the conclusion of a noticed hearing: Gomez v. Saenz, et. al. (Los Angeles County Superior Court, Case No. BC 284896). In another case, the California appellate court held that before a person is placed on the child abuse central index, that person is entitled to a hearing. However, the appellate court did not decide the issue of what type of hearing would be sufficient. That issue is the subject of the current activity at the trial court in Gomez. Depending on the type and scope of the hearing that the trial court might order, and the number of individuals currently on the index that might be entitled to a hearing prior to remaining on the index, the costs to the State related to conducting these hearings could be in excess of $500 million.

The plaintiff in Gilbert P. Hyatt v. FTB (State of Nevada, Clark County District Court, A382999) was subject to an audit by the Franchise Tax Board involving a claimed change of residence from California to Nevada. Plaintiff filed a tort action in the State of Nevada alleging a number of separate torts involving privacy rights and interference with his business relationships arising from the Franchise Tax Board’s audit. A Nevada jury trial was scheduled, but the trial judge ordered a stay of the trial pending the Nevada

B-23

Supreme Court’s consideration on a writ filed by Hyatt asking for review of the trial court’s ruling that Hyatt had not established a causal relation between the FTB’s audit and the loss of his licensing business with Japanese companies. It is unknown when a decision will be made as to whether a hearing will be granted. The economic damages claim exceeds $500 million. The State is vigorously contesting this matter.

Action Seeking a Cost of Living Adjustment for CalWORKs Recipients

The case of Juana Raquel Guillen, et al. v. Schwarzenegger, et al. is currently pending before the Court of Appeal (First Appellate District, Division 3; Case No. A106873). Oral argument has been set for December 6, 2006. The trial court decision on appeal in this case determined that Governor Schwarzenegger’s executive order in November 2003, which reduced the Vehicle License Fee charged to vehicle owners and increased the corresponding Vehicle License Fee offset to local governments acted as an “increase in tax relief,” which, by statute, triggers an upward cost of living adjustment for recipients of CalWORKs program benefits. The petitioners seek a cost of living adjustment, beginning with fiscal year 2003-04. The cost to the State of a final, unappealable determination consistent with the determination of the trial court, is estimated to be in excess of $460 million.

Actions Seeking Program Modifications

In the following cases, plaintiffs seek court orders or judgments that would require the State to modify existing programs and, except as specified, do not seek monetary damages. Nevertheless, a judgment against the State in any one of these cases could require changes in the challenged program that could result in increased programmatic costs to the State in a future fiscal year in excess of $250 million. Alternatively, in some circumstances, it may be possible that a judgment against the State could be addressed by legislative changes to the program that would cost less.

The matter of Conlan v. Bonta (First Appellate District, Case No. A106278) followed a prior appellate court decision determining that the State’s Medi-Cal program violates federal law because the program fails to promptly reimburse medical payments made by patients within the 90-day window prior to submitting an application for Medi-Cal benefits. The State’s Medi-Cal program relies on Medi-Cal providers to reimburse beneficiaries for out-of-pocket expenses paid during this retroactive “reimbursement window” period. On remand following this appellate decision, the trial court ordered the Department of Health Services to develop a compliance plan to implement the appellate decision. Since that time the matter has gone back and forth to the appellate court for further direction. The Department of Health Services is continuing to take steps to implement the appellate court’s decisions. Following a further hearing, the court ordered the State to expand the scope of costs for which the State must make reimbursements to include out-of-pocket monies actually paid by a beneficiary to Medi-Cal providers for erroneously collected costs on covered services (at Medi-Cal rates) incurred after issuance of a beneficiary’s Medi-Cal card. While the impact of the cost of complying with the trial court’s plan for reimbursement is unknown, certain estimates of the costs of the administrative due process procedures required by the court, when combined with the cost of reimbursements that the Department of Health Services now believes may not be eligible for federal off-set, and the costs of reimbursing out-of-pocket fees erroneously collected by Medi-Cal providers, may be in excess of $250 million.

The following case seeks reforms to State programs for the treatment of institutionalized disabled persons. Some rough estimates suggest the financial impact of a judgment against the State defendants could be as high as $1 billion per year in programmatic costs going forward. The State is vigorously defending this action.

In Capitol People First v. Department of Developmental Services (Alameda County Superior Court, Case No. 2002-038715) a consortium of State and national law firms and public-interest groups brought suit against the Department of Finance, California Department of Developmental Services and California Department of Health Services, alleging violations of the Lanterman Act, the ADA, and section 504 of the Rehabilitation Act by defendants needlessly isolating thousands of people with developmental disabilities in large facilities. The case seeks sweeping reforms, including requiring the State to offer a full range of community-based services.

Actions Seeking Medi-Cal Reimbursements

Two cases, each entitled California Association of Health Facilities (“CAHF”) v. Department of Health Services (“DHS”) have been consolidated in the First District Court of Appeal (Case Nos. 03-425819 and 02-415443). CAHF, which represents approximately 1,400 skilled-nursing and intermediate-care facilities, filed two separate cases alleging that the Medi-Cal reimbursement rates paid by DHS to providers for, respectively, the 2001-2002 and 2002-2003 rate years were too low. The superior court sustained DHS’s demurrers in both cases and entered judgment for DHS. CAHF’s appeal has been fully briefed and the parties are awaiting notification of a date for oral argument. A final decision adverse to DHS in both of the consolidated cases could result in reimbursement costs exceeding $250 million.

B-24

Actions to Increase Amount of State Aid for Foster or Adopted Developmentally Disabled Dependent Children

Ten pending class action lawsuits challenge the amount of aid provided by the State for the care of dependent children (either in foster care or adopted) who have also been determined to be developmentally disabled by a regional center. These cases have been coordinated in Butler v. Department of Social Services (Los Angeles Superior Court, Case No. BC329695). Specifically, plaintiffs assert that they were entitled to, but did not receive, the Alternative Residential Model (ARM) rate (also known as dual agency rate) but have instead been receiving the standard AFDC-FC (foster care) rate and/or the AAP (adoption assistance program) rate. A final decision in favor of these plaintiffs could exceed $450 million. The State is vigorously litigating this issue.

In a Statewide class action against DHS, Katie A., et al. v. Bonta, et al., (US. District Court, Case No. CV 02-05662 AHM (SHx)), Department of Social Services and Los Angeles plaintiffs seek to expand Medicaid-covered services under the Early and Periodic Screening, Diagnosis and Treatment program for mentally disordered children in foster care to include what plaintiffs call “wraparound services,” “therapeutic foster care,” and “comprehensive case management services in a home-like setting.” Plaintiffs allege that the ADA, the Medicaid Act, the Rehabilitation Act, substantive due process, and Government Code section 11135 require these services. Recently, the federal district court issued a preliminary injunction against the State defendants and ordered the State defendants to provide “wraparound services” and “therapeutic foster care” to class members within 120 days. Further, the court ordered the State defendants and plaintiffs to meet and confer both to develop a plan to implement the preliminary injunction and to come to consensus on whether the court should appoint a special master. At this time, it is unknown what financial impact such an unprecedented decision would have on the State’s General Fund.

Local Government Mandate Claims and Actions

In a test claim filed by the County of San Bernardino, now pending before the Commission on State Mandates (the “Commission”) (Medically Indigent Adults, 01-TC-26 County of San Bernardino, Claimant, Statutes 1982, Chapters 328 and 1594), the Commission is being asked to determine the costs incurred by the county to provide State-mandated care of medically indigent adults (“MIAs”). The amount demanded in the claim for unreimbursed costs for fiscal year 2000-2001 is just over $9.2 million. The County of San Bernardino’s test claim poses a potential for a negative impact on the General Fund in the amount of the unreimbursed costs for all similarly situated county claimants for a period of years, as determined by the Commission. Certain estimates of the annual cost of the services rendered by all counties to MIAs exceed $4 billion. How much of that will be determined to be “unreimbursed” to the counties by the State is unknown. In recent years, the counties have received approximately $1 billion annually in vehicle license fee revenue and $410 million annually in sales tax revenue to fund various public health programs, which include the programs that provide services to MIAs. The State law that authorized the transfer of the vehicle license fee portion of this revenue to the counties and the authority to transfer the revenue to the counties were automatically repealed as a result of a provision of State law, which was triggered as a result of a final decision (County of San Diego v. Commission on State Mandates, et al. (1997) 15 Cal. App. 4th 68; petition for review denied by the California Supreme Court) that awarded the County of San Diego unreimbursed costs for medical services rendered to MIAs. Various regulatory and statutory steps have been and are being taken to address this reduction in revenues.

Two lawsuits are pending in which Orange and San Diego counties claim they are entitled to full and immediate reimbursement of all mandated costs for which the State has not provided full reimbursement. These lawsuits were consolidated in San Diego County Superior Court (County of San Diego v. State of California, et al. (Case No. GIC 825109) and County of Orange v. State of California, et al. (Case No. GIC 827845)). These plaintiff counties are seeking relief that would divert current budget appropriations away from various State agencies, and to the counties, as full payment for the unreimbursed costs of implementing a variety of State mandated programs over the last ten years. The County of San Diego has alleged unreimbursed costs in excess of $40 million through fiscal year 2003-04 for a variety of programs. The County of Orange has alleged in excess of $116 million for unreimbursed State-mandated costs. The effects of a final determination by an appellate court that the State is required to reimburse the counties now in an amount equal to the previously unreimbursed State mandated costs, if applied to each of California’s 58 counties, could result in costs in excess of $1.5 billion for existing unreimbursed mandates.

Following a trial, the court entered a declaratory judgment in favor of the counties regarding the amounts owed, and issued a writ of mandate commanding the State to comply with Government Code section 17617 by making equal annual payments to the counties over the 15-year term currently prescribed by statute, or a shorter period should the statute be amended. Final judgment has been entered. The State defendants have appealed, and the counties have cross-appealed.

In January 1987 the Commission determined that a new statutory requirement for completion of a second science course for graduation from high school imposed reimbursable State-mandated costs on school districts. The State Controller reduced claims for teachers’ salaries attributed to the additional science course requirement on the ground that districts were presumed to have laid off non-science teachers to offset any increase in science teachers. On appeal by many school districts the Commission upheld the State Controller’s position. In early 2005 the Superior Court for the County of Sacramento issued a judgment (which is now final) in consolidated cases lead by San Diego Unified School District, et al., v. Commission on State Mandates, et al. (Sacramento Superior

B-25

Court, Case No. 03C501401) and Woodland Joint Unified School District v. Commission on State Mandates, et al. (Sacramento Superior Court, Case No. 05C501401) finding the Controller’s practice was not authorized by law and ordering the Commission to review a re-evaluation of the claims by the Controller. The Commission has determined that the school districts’ claims for extra science teachers’ salaries must be paid in full. It is possible that these claims would add hundreds of millions of dollars to existing State funding responsibility for K-12 education.

Actions Seeking to Enjoin Implementation of or Cause Amendment to Certain Tribal Gaming Compacts

In June 2004, the State entered into amendments to tribal gaming compacts (the “Amended Compacts”) between the State and five Indian Tribes (the “Five Tribes”). Those Amended Compacts are being challenged as described below. An unfavorable decision to the State in either of the cases described below (or in any future litigation relating to the Amended Compacts) could eliminate future receipts of gaming revenues anticipated to result from the Amended Compacts, and could delay or impair the State’s ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts. The State anticipates using the proceeds of that sale to repay existing internal borrowings of transportation funds.

In Rincon Band of Luiseno Mission Indians of the Rincon Reservation v. Schwarzenegger, et al. (U.S. District Court, Case No. 04 CV 1151 W (WMc)) the plaintiff (the “Rincon Band”), a federally recognized Indian Tribe, alleges, in primary part, that a compact entered into between the Rincon Band and the State in 1999, is part of a Statewide regulatory framework that limits gaming devices and licenses on non-Indian lands for the stated goal of promoting tribal economic development. The plaintiff further alleges that the Amended Compacts would materially alter these protections, and as such, would constitute an unconstitutional impairment of the Rincon Band’s 1999 compact. The complaint filed by the Rincon Band seeks, among other things, an injunction against the implementation of the Amended Compacts. It also raises other breach of compact claims. The District Court denied plaintiff’s motion for injunctive relief, and dismissed the complaint on a procedural basis as to the impairment claims and on lack of jurisdiction as to the breach of compact claims. The District Court granted plaintiff’s request for reconsideration in part, but dismissed all but four claims that the State failed to negotiate a compact amendment with the Rincon Band in good faith. The injunctive relief denied by the court remains subject to appeal. The State filed a motion for certification and entry of a separate judgment with respect to the four claims that the District Court ordered dismissed including the impairment of compact claims. The District Court granted the State’s motion and entered final judgment from which the Rincon Band filed notice of appeal (U.S. Court of Appeals, Ninth Circuit, Case No. 06-055259). The Rincon Band filed its opening brief in June 2006. In that brief, the Rincon Band abandoned its appeal of the claims for relief challenging the validity of the Amended Compacts. However, one of the issues remaining in the appeal involves the total number of gaming device licenses authorized under the 1999 Compacts. In July 2006, the State filed its answering brief, explaining that resolution of the license issue could adversely affect the tribes with the Amended Compacts. Also, in July 2006, the Five Tribes filed an amicus brief raising the same point—making it clear that they were necessary and indispensable parties whose ability to carry out their obligations under the Amended Compacts could be affected. On August 14, 2006, the Rincon Band filed its reply brief.

California Commerce Casino, Inc., et al. v. Schwarzenegger, et al. (Los Angeles Superior Court, Case No. B5097 163) is an action brought by the owner of a card room and an individual plaintiff and petitioner, challenging the Legislature’s ratification of the Amended Compacts, which was done through urgency legislation (Statutes 2004, Chapter 91; “Chapter 91”). Plaintiffs and petitioners allege that Chapter 91 violates a provision of the California Constitution, which bars the grant of vested rights or franchises in an urgency measure, and allege a variety of special privileges and vested rights and interests purportedly created by Chapter 91. The complaint also alleges that Chapter 91 violates provisions of the California Constitution which prohibit certain borrowings to fund a year-end State budget deficit; and constitutes an unconstitutional attempt to contract away the State’s police power. Plaintiffs and petitioners seek an injunction restraining the implementation of Chapter 91, a decision prohibiting the implementation of Chapter 91, and a declaration that Chapter 91 is unconstitutional. Defendants filed a demurrer to the complaint, which was granted, without leave to amend, on October 25, 2005. In granting the demurrer, the court found that: (1) all nine claims were barred by the 60 day statute of limitations in Chapter 91 and (2) the plaintiffs failed and, because of sovereign immunity, were not able to name the five affected tribes as necessary and indispensable parties. The court dismissed the case with prejudice; and plaintiffs have appealed this decision. Appellate argument occurred on October 18, 2006, and the matter has been submitted. (Court of Appeal, Second Appellate District, Case No. B188220).

Hollywood Park Land Co., et al. v. Golden State Transportation, et al. (Sacramento Superior Court, Case No. O6ASOO 166) is a reverse validation action brought by various horse racetrack interests, challenging validity of the proposed issuance of tribal gaming bonds. The plaintiffs’ legal theories and complaint are virtually identical to the legal theories and complaint in California Commerce Casino, Inc., et al. v. Schwarzenegger, et al. described in the paragraph above (“Commerce Casino”.) Specifically, this case claims that the bonds and bond documents would (1) result in unconstitutional contracting away of the State’s police power to regulate gaming; and (2) trigger an unconstitutional grant of a franchise, special privilege and/or vested right contained in the Amended Compacts. In addition, plaintiffs allege Chapter 91, and the use of bond proceeds as described therein, would violate

B-26

Proposition 58. Plaintiffs have sought injunctive relief. The Commerce Casino plaintiffs filed a notice of appearance in this case contesting the validity of the bonds and bond documents. In addition, the Gabrielino-Tongva Tribe and a tribal councilman, filed a notice of appearance and written response contesting the validity of the bonds and the bond contracts. Additionally, they seek to have the tribal-State exclusivity provisions of the Amended Compacts declared invalid and void and a declaration that CCP Section 1811 is unconstitutional as violating the due process rights of the tribe and its members.

A recently filed case entitled San Pasqual Band of Mission Indians v. State of California, et al. (U.S. District Court, Case No. 06 CV 0988) asserts that the slot machine licenses that the five Indian Tribes to the Amended Compacts (the “Five Tribes”) were required to keep in operation as a condition of being allowed access to additional slot machines are available for issuance through the license draw process provided for in the 1999 compacts. The complaint seeks declaratory relief and an order requiring the licenses of the Five Tribes be redistributed or made available to other tribes. Should relief be granted, and the State be ordered to redistribute the licenses, the authority of the Five Tribes to continue to operate the slot machines currently covered by those licenses would be rendered uncertain under the Amended Compacts, which do not contemplate the Five Tribes losing their licenses to operate those machines. The loss of these licenses would thus present questions about the monetary obligations of the Five Tribes that would presumably be required to be addressed by amendment of the Amended Compacts.

Matter Seeking Validation of Pension Obligation Bonds

The Legislature enacted the California Pension Restructuring Bond Act of 2004 (Government Code sections 16940 et seq.), which authorized the Pension Obligation Bond Committee (the “Committee”) to issue bonds to fund all or a portion of the State’s pension obligation in any two fiscal years. Pursuant to that authorization, the Committee authorized the issuance of bonds in an amount not to exceed $960 million to pay a portion of the State’s pension obligation for fiscal year 2004-05. The Committee also resolved to seek court validation of the bonds and the indenture pertaining to the bonds pursuant to a validation process established by Code of Civil Procedure Sections 860 et seq. The Committee filed Pension Obligation Bond Committee v. All Persons Interested in the Matter of the Validity of the State of California Pension Obligation, etc. (Sacramento County Superior Court, Case No. 04A504303). The trial court found that the bonds were not valid under the State’s debt limit. The Committee has appealed and briefing is underway (Court of Appeal, Third Appellate District, Case No. C051749). The State will not be able to issue pension obligation bonds until this matter is finally resolved.

Prison Healthcare Reform

Plata v. Schwarzenegger (U.S. District Court case no. C-01-1351 THE) is a class action regarding all prison medical care in the State. Plaintiffs alleged that the State was not providing constitutionally adequate medical care as required by the Eighth Amendment to the U.S. Constitution. The case was settled in 2002, but the federal court retained jurisdiction to enforce the terms of a stipulated judgment. The judgment set up a team of experts to evaluate the adequacy of the medical care delivery system and propose solutions to fulfill the State’s obligations to plaintiffs under the Eighth Amendment to the U.S. Constitution. On June 30, 2005, the district court ruled from the bench that he would appoint a receiver to run and operate the approximately $750 million adult health care delivery system (excluding mental health and dental care) of the California Department of Corrections and Rehabilitation (“CDCR”), affecting approximately 32 prisons throughout the State (excluding Pelican Bay State Prison). On October 3, 2005, the district court issued two orders: (1) Findings of Fact and Conclusions of Law Re: Appointment of Receiver; and (2) Order Appointing Court Expert to “assist the Court in identifying discrete, urgently needed, remedial measures,” including providing clinical staff at those institutions with the greatest immediate need, pending the appointment of a receiver. The Court appointed a receiver in February 2006, who began his official duties in mid-April 2006. The Receiver is continuing his “90-day San Quentin Project,” to address the health care situation at the prison, including discussion to build a new medical complex at the prison. CDCR continues to work with the Receiver’s staff on changing CDCR’s contracting and procurement processes, with the Receiver bringing in a consulting firm to address the management structure of the CDCR health care contracting processes, and contracting with Unisys to provide a contract management information technology system. The Receiver will also be contracting out pharmacy management. Additionally, the Court recently granted the Receiver’s request for relief to waive State law to raise health care salaries. The Receiver is also in the preliminary stages of discussion regarding building 5000 medical beds. At this time, it is unknown what financial impact such an unprecedented decision would have on the State’s General Fund.

Action Seeking Recalculation of Proposition 98 Minimum Funding Guarantee

On August 8, 2005, a lawsuit titled California Teachers Association et al v. Arnold Schwarzenegger et al. (Sacramento County Superior Court, Case No. O5CSO 1165) was filed. Plaintiffs - California Teachers Association, California Superintendent of Public Instruction Jack O’Connell, and various other individuals - allege that the California Constitution’s minimum school requirement was not met in fiscal years 2004-05 and 2005-06. Plaintiffs allege an underfunding of approximately $3.1 billion for the

B-27

two fiscal years. Plaintiffs seek a writ of mandate requiring the State to recalculate the minimum-funding guarantee in compliance with Article XVI, Section 8 of the California Constitution and declaratory relief finding that the State failed to appropriate sufficient funds to comply with the minimum funding requirement. On May 10, 2006, counsel for all parties executed a settlement agreement. On May 15, 2006 the court issued an order staying the action pending implementation of the agreement by the passage of implementing legislation by the Legislature.

The settlement calls for the payment of the outstanding balance of the minimum funding obligation to school districts and community college districts, approximately $3 billion, as follows: $300 million in fiscal year 2007-2008, and $450 million in fiscal year 2008-2009 and each year thereafter, until the entire minimum funding obligation has been paid. The final payment is expected to occur in approximately 2013-2014. The Legislature approved and the Governor has signed bill (SB 1133) providing for the $300 million appropriation due in Fiscal Year 2007-2008 in partial payment of the settlement. On September 29, 2006, the bill was chaptered (Chapter 751, Statutes of 2006).

* * * * *

RATING AGENCIES’ ACTIONS

As of November 2006 Fitch, Standard & Poor’s and Moody’s rated the State’s general obligation, respectively, A+, A+ and A1. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency if, in the judgment of such rating agency, circumstances so warrant. Any such downward revisions or withdrawals of ratings could have adverse effects on the market price of the State’s municipal obligations.

ADDITIONAL CONSIDERATIONS

California municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from California State personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

B-28

APPENDIX C

[Appendix C to be amended]

ADDITIONAL INFORMATION CONCERNING

MASSACHUSETTS MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in Massachusetts municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth of Massachusetts (“Massachusetts”, the “Commonwealth” or the “State”) and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based primarily on information from official statements relating to offerings of Massachusetts issuers and other reports publicly issued by Massachusetts or certain of its agencies. Any estimates of future results and other projections are statements of opinion based on available information at the time made and are subject to risks and uncertainties which may cause actual results to differ materially. The funds have not independently verified, and are not responsible for, the accuracy or timeliness of this information. Such information is included herein without the express authority of any Massachusetts issuer.

ECONOMIC INFORMATION

Massachusetts is a densely populated state with a well-educated population, comparatively high income levels, low rates of unemployment, and a relatively diversified economy. While the total population of Massachusetts has remained fairly stable in the last twenty-five years, significant changes have occurred in the age distribution of the population: dramatic growth in residents between the ages of 20 and 44 since 1980 is expected to lead to a population distributed more heavily in the 65 and over age group in the next twenty-five years. Just as the working-age population has increased, income levels in Massachusetts since 1980 have grown significantly more than the national average, and a variety of measures of income show that Massachusetts residents have significantly higher rates of annual income than the national average. These high levels of income have been accompanied by a significantly lower poverty rate and, with the exception of the recession of the early 1990s, considerably lower unemployment rates in Massachusetts than in the United States since 1980. The state is now recovering from the recession of 2001, but is lagging behind the nation in many indicators, particularly employment levels.

Personal Income

Since at least 1929, real and nominal per capita income levels have been consistently higher in Massachusetts than in the United States. After growing at an annual rate higher than that for the United States between 1982 and 1988, real income levels in Massachusetts declined between 1989 and 1991. Real per capita income levels in Massachusetts increased faster than the national average between 1994 and 1997. In 2000, Massachusetts had its highest per capita income growth in 16 years, exceeding the national growth rate by 2.4 percentage points. From 2000 to 2003, real income in both Massachusetts and the United States declined, with a steeper decline in Massachusetts. However, real income levels in Massachusetts remained well above the national average. In both 2004 and 2005, income in the state grew faster than in the nation. For the last three years only the District of Columbia and Connecticut have had higher levels of per capita personal income.

Annual pay in nominal dollars has grown steadily in Massachusetts over the past decade. Average annual pay is computed by dividing the total annual payroll of employees covered by Unemployment Insurance programs by the average monthly number of employees. Data are reported by employers covered under the Unemployment Insurance programs. While levels of annual pay were nearly equal in Massachusetts and the United States in 1984, average annual pay levels in Massachusetts have grown more rapidly than the national average since that time. The level of annual pay in Massachusetts in 2004 was 24 percent higher than the national average: $48,916, compared to $39,354.

Higher income levels in Massachusetts relative to the rest of the United States are offset to some extent by the higher cost of living in Massachusetts. In 2005, the Consumer Price Index for All Urban Consumers (“CPI-U”) for Boston increased by 3.3 percent, while the CPI-U for the United States as a whole increased by 3.4 percent. As of March 31, 2006, the latest available data showed that the CPI-U for the Boston metropolitan area grew at a rate of 4.4 percent from January 2005 to January 2006, compared with 4.0 percent for the U.S.

Poverty

The Massachusetts poverty rate remains below the national average. Since 1980, the percentage of the Massachusetts population below the poverty line has varied between 7.7 percent and 12.2 percent. During the same time, the national poverty rate varied between 11.3 percent and 15.1 percent. In 2004, the poverty rate in Massachusetts decreased to 9.2 percent while the poverty rate in the United States rose slightly to 12.7 percent. Since 1980, the ratio of the Massachusetts rate of poverty to the United States rate of poverty has varied from a low of 0.51 in 1983 to 0.99 in 1999. These official poverty statistics are not adjusted for regional differences in the cost of living.

Employment

Like many industrial states, Massachusetts has seen a steady decline of its manufacturing jobs base over the last two decades, not only as a share of total employment, but in absolute numbers of jobs as well. Several North American Industry Classification System (“NAICS”) service sectors and the Financial Activities sector have grown to take the place of manufacturing in driving the Massachusetts economy. The combined service sectors with the Financial Activities sector now account for more than half of total payroll employment, while Government, Information, Trade, Transportation, and Utilities have remained level or declined in share.

After significant declines in 2002 and 2003, total non-agricultural employment in Massachusetts declined only 0.1 percent in 2004. The 2005 increase of 0.5 percent is equal to the average growth rate over the 16 year period for which NAICS data are available, but still leaves the state with 131.7 thousand fewer jobs than in the peak year of 2001. In 2004, manufacturing employment declined 3.2 percent from the year before; a smaller decline than the steep annual declines in the previous three years and very close to the long-term average rate of decline since 1990 (3.0 percent per year). The estimate for manufacturing for 2005 was only 2.3 percent below the 2004 level.

The economic recession of the early 1990s caused unemployment rates in Massachusetts to rise significantly above the national average, as much as 2.1 points above in 1991. However, since 1994 the unemployment rate in Massachusetts has been consistently below the national average, with the exception of two months in 2003, when the two rates were equal. Unemployment levels in the United States as a whole and in the New England region have shown similar patterns of peaking in mid-2003, then falling slowly but fairly steadily through March 31, 2006. The unemployment rate in Massachusetts dropped from 4.9 to 4.6 percent between January 2005 and January 2006, while the United States unemployment rate dropped from 5.2 to 4.7 percent over those same months, significantly narrowing the state’s advantage. Both rates worsened in February 2006, with the preliminary Massachusetts rate actually higher than the U.S. rate (5.0 versus 4.8) for the first time since March 1995.

Economic Base and Performance

The economy of Massachusetts remains diversified among several industrial and non-industrial sectors. The four largest sectors of the economy (real estate and rental and leasing, manufacturing, finance and insurance, and professional and technical services, on the 2002 NAICS basis) contributed 48.8 percent of the Gross State Product (“GSP”) in 2004.

Trade and International Trade. Massachusetts ranked 10th in the United States, and first in New England, with $22.04 billion in international exports in 2005. This represents a 0.9 percent increase from 2004 exports from the Commonwealth, while national exports increased by 10.6 percent in the same period. Through February 2006, Massachusetts’s exports totaled $3.53 billion, an increase of 8.2 percent compared with exports in the first two months of 2005. National exports were up 13.6 percent and New England exports were up 12.8 percent during the same period. It is not possible to provide balance of trade comparisons for Massachusetts because import data are not compiled on a state-by-state basis.

Massachusetts’ five most important trading partners for 2005 were: the Netherlands, with $3.00 billion in purchases of Massachusetts exports; Canada, with $2.93 billion; Germany, with $2.15 billion; Japan, with $1.90 billion; and the United Kingdom, with $1.63 billion in purchases. Between 2004 and 2005, the most significant growth in Massachusetts’s exports among its top ten trading partners was in exports to South Korea (23.0 percent) and the Netherlands (19.3 percent). Massachusetts’s most important exports are computer and electronic products, chemical products, and non-electrical machinery. These categories reflect the adoption of the NAICS classification system, which groups computers with electronic products, rather than with machinery.

Transportation and Warehousing, and Utilities. Massachusetts’s major air and seaports are managed by the Massachusetts Port Authority (“Massport”), an independent public authority. Massport reported fiscal 2005 operating income of $39.9 million (up 18.5 percent from fiscal 2004), with operating revenues up 11 percent ($460.6 million in 2005 versus $415.0 million in 2004) and operating costs up 10 percent ($420.6 million in 2005 versus $381.3 million in 2004).

As of June 30, 2005, airline service at Logan Airport (“Logan”), both scheduled and unscheduled, was provided by 78 airlines, including 6 U.S. major air carrier airlines, 33 other domestic carriers, 19 non-U.S. flag carriers, and 20 regional and commuter airlines. As of December, year-to-date 2005, Logan flights and passenger counts were up 0.9 and 3.6 percent respectively while cargo and mail volume was down 2.3 percent from December year-to-date 2004. Based on total passenger volume in calendar year 2004 data, Logan was the most active airport in New England, 18th most active in the U.S., and 34th most active in the world, according to Airports Council International (“ACI”). According to ACI, in calendar year 2004, Logan raked 18th in the nation in total air cargo volume. In fiscal year 2005, the airport handled more than 793.3 million pounds of cargo, a 1.6 increase from 2004. As of June 30, 2004, Logan was served by 8 all-cargo and small package/express carriers.

At Massport’s Port of Boston properties, 2004 cargo throughput was 13.9 million metric tons (a 5 percent increase from 2003), automobile processing decreased 13 percent to 10,910 units, and cruise passenger trips decreased less than 1 percent to 199,453. For the first 4 months of 2006, total containerized cargo increased 7.2 percent, there were 16.9 percent more cruise passengers and 0/6 percent more automobiles processed, when compared to the first four months of 2005. Massachusetts total waterborne cargo shipped or received in 2003 (from the Army Corps of Engineers data) increased 17.4 percent (30,655,000 short tons), as did New England and the U.S. (11.6 and 2.3 percent respectively).

Construction and Housing. In 2004, construction activity contributed 4.3 percent to the total Massachusetts GSP when measured in 2000 chained dollars. The construction sector contributed 4.5 percent to state GSP in 1997. Overall growth between 1997 and 2004 was 24.6 percent.

Both the economic recession of 1990-1991 and the subsequent economic recovery were strongly reflected in the Massachusetts housing sector, but the recession that began in 2001 has had a less pronounced impact on home sales. Significant declines in existing home sales in Massachusetts in 1989 and 1990 (of 10.9 percent and 28.8 percent, respectively) were followed by rapid sales growth between 1991 and 1993, when home sales in Massachusetts increased at a yearly rate substantially higher than the national average. Following this period of rapid growth, the growth in existing home sales slowed to a rate of 0.7 percent in 1994 and declined 2.6 percent in 1995. In 1996, 1997, and 1998, however, growth in existing home sales in Massachusetts was significant, outpacing the New England and national average in 1996 and 1997 with rates of 16.6 percent and 11.0 percent, respectively. This strong growth ended in 1999 when existing home sales in the Commonwealth declined 1.3 percent while growth in existing home sales nationally was 6.0 percent. In 2000, existing home sales in Massachusetts declined by 10 percent and did not start growing again until 2002 when they surged 32.5 percent.

Defense. Following a peak at $8.7 billion in the value of military prime contracts awarded to Massachusetts firms in fiscal 1986, defense-related contracts declined 17.2 percent by fiscal 1988 to $7.2 billion. By fiscal 1995, the value of defense-related prime contracts had declined to $4.8 billion. The net value of prime contract awards in Massachusetts oscillated between $4.2 and $5.2 billion from 1995 to 2002, but jumped 29.2 percent from 2002 to 2004 to reach $7.0 billion.

From the early 1980s to 2001, the Commonwealth’s share of New England’s prime contract awards had remained around 50 percent. While Massachusetts’ contract total has increased significantly from 2002 through 2004, its share in the New England region has slipped to 36.5 percent in 2004. In 2002, the Commonwealth’s share of the national total reached its lowest point in over two decades, 3.1 percent, and has increased only slightly to 3.3 percent in 2004. Despite this trend, Massachusetts remains the eighth largest recipient in defense spending.

Travel and Tourism. The travel and tourism industry represents a substantial component of the overall Massachusetts economy. Massachusetts is one of the nation’s most popular tourist and travel destinations for both domestic and international visitors. The greater Boston area is New England’s most popular destination, as the site of many popular and historic attractions including the New England Aquarium, Boston’s Museum of Fine Arts, Boston’s Museum of Science, the U.S.S. Constitution, the Kennedy Library and Museum, and Faneuil Hall Marketplace. The Massachusetts Office of Travel and Tourism reported a slight drop, 0.4 percent, in museum and attraction attendance in 2005 (11.40 million visits in 2005 versus 11.43 million in calendar year 2004).

The Massachusetts Office of Travel and Tourism estimated that 22.7 million domestic travelers traveled to or within the Commonwealth in 2005, a decrease of 4.1 percent from 2004. Additionally, 4.23 million international travelers visited Massachusetts in 2005. According to Massport, there were 7 percent more cruise vessel calls in 2005 than in 2004 (102 versus 95) and 17 percent more cruise passengers (233,702 versus 199,453).

State Taxes. Per capita state taxes in Massachusetts are significantly higher, 28.5 percent, than the national average. In 2004, the total per capita state tax bill in the United States was $2,025. Citizens of the Commonwealth, however, paid $2,602 on average, the seventh highest in the nation and an increase of 7.2 percent from the previous year’s $2,427. In New England, citizens in Connecticut and Vermont paid more per capita, and all New England states except New Hampshire (47th), ranked in the top 16 for per capita state tax collections. In 2004, over half (52.9%) of the state taxes in Massachusetts came from the state income tax. Per capita individual income taxes in Massachusetts were $1,376, up 10.3% from $1,248 in 2003. Also increasing in 2004 were sales receipts (1.2 percent), corporate net income (10.1 percent), and other taxes (licenses, death and gift, and documentary and stock transfer) (12.3 percent).

State Government Spending in Massachusetts. Massachusetts ranked 16th in the nation in per capita expenditures ($5,095) in 2003 while it ranked 13th and spent more ($5,122) in 2002. This represents a 0.5 percent decrease in per capita expenditures from 2002 to 2003. Massachusetts spent more state funds per capita on debt service ($386) and less on education ($1,055) in 2003 than any of its New England neighbors. Massachusetts spent 7.7 percent less on debt service and 3.4 percent more on education in 2003 than 2002. While all New England states used less than the national average of 28.1 percent for intergovernmental expenditures, the variation within the region is significant, with intergovernmental expenditures representing 13.9 percent of Rhode Island expenditures, 19.7 percent of Massachusetts expenditures, and 24.3 percent of Vermont expenditures in 2003.

Federal Government Spending in Massachusetts. Federal government spending contributes a significant amount to the economy of Massachusetts. In fiscal 2004, Massachusetts ranked twelfth among states in per capita distribution of federal funds, with total spending of $8,279 per person, excluding loans and insurance. Massachusetts’ share of total federal spending declined steadily between 1990 and 1999, and has stabilized in the range of 2.46 percent to 2.52 percent between 1998 and 2004. Federal spending includes grants to state and local governments, direct payments to individuals, wage and salary employment, and procurement contracts, and includes only those expenditures that can be associated with individual states and territories.

Over half of fiscal year 2004 federal spending in Massachusetts was composed of health care and social programs like Medicare, Medicaid, Social Security, unemployment benefits, and Section 8 Housing Vouchers. Massachusetts was above the national average in per capita federal grants to state and local governments, receiving $2,163 per capita compared to a national average of $1,545. Per capita federal spending on salaries and wages in 2004 was lower in Massachusetts than in the rest of the nation ($554 compared to a national average of $750), but Massachusetts was above the national average in per capita direct federal payments to individuals ($4,139 compared to a national average of $3,839). Massachusetts ranked 9th among states in per capita procurement contract awards ($1,422 compared to a national average of $1,089) in 2004.

Infrastructure

Major Infrastructure Projects. Several major public sector-sponsored construction projects are underway in the Boston region, providing significant economic and employment benefits to the state.

The “Big Dig,” the world’s largest highway project, includes the depression of the central artery which traverses the City of Boston, and the construction of a third harbor tunnel linking downtown Boston to Logan Airport. The new Central Artery is designed to meet Boston’s future traffic demand and is anticipated to carry 245,000 vehicles per day by 2010 with minimal congestion. The Project will also strengthen connections among Boston’s air, rail, and seaport terminals. By offering travelers and shippers increased choice and flexibility among these different modes of transportation, the Project is contributing to the creation of an integrated, intermodal transportation system for the entire region. The Ted Williams Tunnel, which stretches under Boston Harbor from South Boston to Logan Airport, opened to commercial traffic in late 1995 and to all traffic in December 2001, and will carry an estimated 98,000 vehicles daily in 2010. The Central Artery Project’s total cost is estimated to be $14.63 billion, with nearly half funded by the federal government. More than $1.5 billion of the state’s share of future federal funding is slated to go toward the Big Dig until 2012. As of April 4, 2004, construction was 93.5 percent complete.

The $385 million Route 3 North project improves safety and travel along the Route 3 highway mainline and the adjacent roadways. Route 3 North is 21 miles in length from the Route 128 interchange in Burlington to the New Hampshire border. Initial survey and sub-surface work commenced along the Route 3 corridor in the fall of 2000. This design-build project includes adding a travel lane and two 10 feet shoulders in each direction, the replacement of 47 bridges, a park and ride facility, as well as various environmental improvements.

The Massachusetts Bay Transportation Authority (MBTA) Silver Line project creates the first new MBTA rapid transit line in 90 years. The Silver Line is a state-of-the-art Bus Rapid Transit (BRT) system. This transit line is being completed in three phases. The first and second segments were introduced as two, separate BRT lines: Silver Line Phase I, which has been open since 2002, travels along Washington Street between Dudley Square and Downtown; and Silver Line Phase II, which opened in December 2004, runs underground from South Station to the South Boston Waterfront and continues aboveground to the Boston Convention and Exhibition Center, Marine Industrial Park, and Logan. The third phase, Silver Line Phase III, will link Phases I and II. When the final phase has been completed, all three segments will connect to become the MBTA’s fifth rapid transit line. It will offer a seamless link between the communities of Roxbury, the South End, Chinatown, Downtown, and South Boston. More than $450 million has been invested in the Washington Street corridor in both commercial and residential development projects.

The MBTA Greenbush project will restore commuter rail service on the existing right-of-way known as the Greenbush corridor through the towns of Braintree, Weymouth, Hingham, Cohasset and Scituate, Massachusetts. The project begins at the connection with the existing MBTA Old Colony Main Line at the Braintree Wye in East Braintree, and extends 18 miles easterly along the former New Haven Railroad Greenbush Branch to the terminus in the Greenbush section of Scituate. Construction began in 2003 and service is expected to start in mid-2007. The Massachusetts Executive Office of Transportation and Construction’s Lawrence Gateway Project, generally regarded as an integral step in the renaissance of this historic mill city, will offer 1.2 million square feet of cost-effective, quality office space in the mills along the Merrimack River and the canal district, as well as dramatically improved access to Routes 495, 93 and 95.

On February 10, 2004, the governor filed a $1.15 billion bill for capital transportation spending that guarantees the state will invest at least $400 million every year in upgrading the Commonwealth’s roads and bridges until the year 2012. The 2004 Transportation Bond Bill will provide three years worth of new capital authorization for critical transportation priorities. Funding provisions in the Bond Bill include $425 million for federally assisted transportation projects to support the road and bridge program, $300 million for Chapter 90 local aid, $210 million for non-federally assisted roadway projects, $102 million to protect rail freight properties and to provide capital assistance to Regional Transit Authorities (RTAs) and $23 million for various local grant programs.

Massport owns and operates Logan, Hanscom Field, Worcester Regional Airport, the Port of Boston, and several smaller assets. Logan is undergoing a more than $4 billion modernization program that will result in improved access, modern facilities, and the latest customer amenities. In addition, Massport, which owns and operates Logan, has been nationally-recognized for being the first U.S. airport authority to design and build an inline 100% bag screening system, deploy an anti-terrorism unit armed with submachine guns and hand held wireless computers, and implement behavior profiling to spot potential terrorists.

The Port of Boston has instituted port optimization, which consolidated all container operations at Conley Terminal in South Boston, where Massport invested $50 million in four post-Panamax cranes, deeper berths and a modern, timesaving l0-lane gate facility. At the same time, Moran Terminal was transformed into Boston Autoport, state-of-the-art facility that can offload 400 cars an hour and process over 100,000 cars a year. It increased warehousing by replacing two unused cargo buildings with a 200,000-square-foot warehouse and cargo transfer facility in South Boston, International Cargo Port Inc. Harbor dredging is now underway and, when complete, will improve navigation and safety, reduce cargo handling costs and further control product costs to New England businesses and consumers. It introduced value-added services for customers, such as the Harbor Maintenance Tax, which provides a dollar-for-dollar tax credit for shippers using the Port of Boston. It anticipates the expansion of 120,000 square feet of rehabilitated space to respond to increased demands by cruise lines and their passengers at the Black Falcon Cruise Terminal.

COMMONWEALTH BUDGET AND FINANCIAL MANAGEMENT CONTROLS

Operating Fund Structure

The Commonwealth’s operating fund structure satisfies the requirements of state finance law and is in accordance with Generally Accepted Accounting Principles (“GAAP”), as defined by the Government Accounting Standards Board (“GASB”). The General Fund and those special revenue funds that are appropriated in the annual state budget receive most of the non-bond and non-federal grant revenues of the Commonwealth. These funds are referred to as the “budgeted operating funds” of the Commonwealth. They do not include the capital projects funds of the Commonwealth, into which the proceeds of Commonwealth bonds are deposited.

Prior to the General Appropriations Act (“GAA”) for fiscal 2004, there were three principal budgeted operating funds used in the calculation of the consolidated net surplus: the General Fund, the Highway Fund and the Local Aid Fund. Expenditures from these three funds generally accounted for approximately 93% of total expenditures of the budgeted operating funds. The remaining approximately 7% of expenditures occur in several dedicated operating funds (Minor Funds) not included in the calculation of the consolidated net surplus. State finance law also provides for a Stabilization Fund, a Capital Projects Fund and a Tax Reduction Fund, which funds relate to the use of any aggregate fiscal year-end surplus in the Commonwealth’s three principal budgeted operating funds.

Two of the budgeted operating funds account for most of the Commonwealth’s appropriated spending: the General Fund and the Highway Fund, from which approximately 97% of fiscal 2005’s statutory basis budgeted operating fund expenditures were made. The remaining approximately 3% of statutory operating fund expenditures occurred in other operating funds: the Commonwealth Stabilization Fund; the Workforce Training Fund; the Massachusetts Tourism Fund; the Children’s and Seniors’ Health Care Assistance Fund; the Inland Fisheries and Game Fund; three administrative control funds, including the Temporary Holding Fund, the Intragovernmental Service Fund, and the Transitional Escrow Fund; and the Federal Medicaid Assistance Percentage Escrow Fund.

There were also three inactive funds which were authorized by law but had no activity: the Division of Energy Resources Credit Trust Fund; the Tax Reduction Fund; and the collective Bargaining Reserve Fund. The FMAP Escrow Fund, created in fiscal 2004 to hold and allow expenditure of one-time funds provided by the federal government to the states for one-time fiscal relief, expired as of the close of fiscal 2005. The Transitional Escrow Fund, created to account for undesignated fund balances in budgeted funds at the close of fiscal 2005 and carry them forward into fiscal 2006, expired on June 30, 2006.

At the end of a fiscal year, balances in the budgeted operating funds, unless excluded by law, are used to calculate consolidated net surplus. Balances in the Stabilization Fund and the Tax Reduction Fund, both of which may receive consolidated net surplus funds, and in the Inland Fisheries and Game Fund were excluded from the consolidated net surplus calculation as of the end of fiscal 2005. The balance in the Transitional Escrow Fund was not included in consolidated net surplus, since it was established with surplus funds that remained after a number of mandated transfers specifically to carry that money forward from fiscal 2005 to be available for expenditure in fiscal 2006.

Overview of Operating Budget Process

Generally, funds for the Commonwealth’s programs and services must be appropriated by the Legislature. The process of preparing a budget begins with the Executive branch early in the fiscal year preceding the fiscal year for which the budget will take effect. The legislative budgetary process begins in late January (or, in the case of a newly elected Governor, not later than March) with the Governor’s budget submission to the Legislature for the fiscal year commencing in the ensuing July. The Massachusetts constitution requires that the Governor recommend to the Legislature a budget which contains a statement of all proposed expenditures of the Commonwealth for the upcoming fiscal year, including those already authorized by law, and of all taxes, revenues, loans and other means by which such expenditures are to be defrayed. By statute, the Legislature and the Governor must approve a balanced budget for each fiscal year, and no supplementary appropriation bill may be approved by the Governor if it will result in an unbalanced budget. However, this is a statutory requirement that may be superseded by an appropriation act.

The House Ways and Means Committee considers the Governor’s budget recommendations and, with revisions, proposes a budget to the full House of Representatives. Once approved by the House, the budget is considered by the Senate Ways and Means Committee, which in turn proposes a budget to be considered by the full Senate. In recent years, the legislative budget review process has included joint hearings by the Ways and Means Committees of the Senate and the House. After Senate action, a legislative conference committee develops a joint budget recommendation for consideration by both houses of the Legislature, which upon adoption is sent to the Governor. Under the Massachusetts constitution, the Governor may veto the budget in whole or disapprove or reduce specific line items (line item veto). The Legislature may override the Governor’s veto or specific line-item vetoes by a two-thirds vote of both the House and Senate. The annual budget legislation, as finally enacted, is known as the GAA.

In years in which the GAA is not approved by the Legislature and the Governor prior to the beginning of the applicable fiscal year, the Legislature and the Governor generally approve a temporary budget under which funds for the Commonwealth’s programs and services are appropriated based upon the level of appropriations from the prior fiscal year budget.

State finance law requires the Commonwealth to monitor revenues and expenditures during a fiscal year. For example, the Secretary of Administration and Finance is required to provide quarterly revenue estimates to the Governor and the Legislature, and the Comptroller publishes a quarterly report of planned and actual revenues. Department heads are required to notify the Secretary of Administration and Finance and the House and Senate Committees on Ways and Means of any anticipated decrease in estimated revenues for their departments from the federal government or other sources or if it appears that any appropriation will be insufficient to meet all expenditures required in the fiscal year by any law, rule, regulation or order not subject to the administrative control. The Secretary of Administration and Finance must notify the Governor and the House and Senate Committees on Ways and Means whenever the Secretary determines that revenues will be insufficient to meet authorized expenditures. The Secretary of Administration and Finance is then required to compute projected deficiencies and, under Section 9C of Chapter 29 of the General Laws, the Governor is required to reduce allotments, to the extent lawfully permitted to do so, or submit proposals to the Legislature to raise additional revenues or to make appropriations from the Stabilization Fund to cover such deficiencies. The Supreme Judicial Court has ruled that the Governor’s authority to reduce allotments of appropriated funds extends only to appropriations of funds to state agencies under the Governor’s control.

Cash and Budgetary Controls

The Commonwealth has in place controls designed to ensure that sufficient cash is available to meet the Commonwealth’s obligations, that state expenditures are consistent with periodic allotments of annual appropriations and that monies are expended consistently with statutory and public purposes. Two independently elected Executive Branch officials, the State Treasurer and the State Auditor, conduct the cash management and audit functions, respectively. The Comptroller conducts the expenditure control function. The Secretary of Administration and Finance is the Governor’s chief fiscal officer and provides overall coordination of fiscal activities.

Capital Investment Process and Controls

Authorization for capital investments requires approval by the Legislature. Based on outstanding authorizations, the Executive Office for Administration and Finance, at the direction of the Governor and in conjunction with the cabinet and other officials, establishes a capital investment plan. The plan is an administrative guideline and subject to amendment at any time. The plan assigns authority for secretariats and agencies to spend on capital projects and is reviewed each fiscal year. The primary policy objective of the plan is to determine the Commonwealth’s investment needs and the required level of funding necessary to support these needs.

Capital expenditures are primarily financed with debt proceeds, federal reimbursements, payments from third parties and transfers from other governmental funds. The issuance of debt also requires two-thirds approval by both houses of the Legislature. Upon such approval, the Governor submits a bill to the Legislature, which describes the terms and conditions of the borrowing for the authorized debt. The Governor, through the Secretary of Administration and Finance, controls the amount of capital expenditures through the allotment of funds in support of such authorizations, and therefore controls the amount of debt issued to finance such expenditures.

The Comptroller has established various funds to account for financial activity related to the acquisition or construction of capital assets. In addition, accounting procedures and financial controls have been instituted to limit agency capital spending to the levels approved by the Governor. Since July 1991, all agency capital spending has been tracked against the plan on both a cash and encumbrance accounting basis on MMARS, and federal reimbursements have been budgeted and monitored against anticipated receipts.

Cash Management Practices of State Treasurer

The State Treasurer is responsible for ensuring that all Commonwealth financial obligations are met on a timely basis. The Massachusetts constitution requires that all payments by the Commonwealth (other than debt service) be made pursuant to a warrant approved by the Governor’s Council. The Comptroller prepares certificates which, with the advice and consent of the Governor’s Council and approval of the Governor, become the warrant to the State Treasurer. Once the warrant is approved, the State Treasurer’s office disburses the money.

The Cash Management Division of the State Treasurer’s office accounts on a daily basis for cash received into over 600 separate accounts of the Department of Revenue and other Commonwealth agencies and departments. The Division relies primarily upon electronic receipt and disbursement systems.

The State Treasurer is required to submit quarterly cash flow projections for the then current fiscal year to the House and Senate Committees on Ways and Means on or before each September 1, December 1, March 1 and June 1. The projections must include estimated sources and uses of cash, together with the assumptions from which such estimates were derived and identification of any cash flow gaps. The State Treasurer’s office also oversees the Commonwealth’s commercial paper program. The State Treasurer’s office, in conjunction with the Executive Office for Administration and Finance, is also required to develop quarterly and annual cash management plans to address any gap identified by the cash flow projections and variance reports.

Fiscal Control, Accounting and Reporting Practices of Comptroller

The Comptroller is responsible for oversight of fiscal management functions, establishment of all accounting policies and practices and publication of official financial reports. The Comptroller maintains the Massachusetts Management Accounting and Reporting System (MMARS), the centralized state accounting system that is used by all state agencies and departments except independent state authorities. MMARS provides a ledger-based system of revenue and expenditure accounts enabling the Comptroller to control obligations and expenditures effectively and to ensure that appropriations are not exceeded during the course of the fiscal year. The Commonwealth’s statewide accounting system also has various modules for receivables, payables, fixed assets and other processes management. In fiscal 2004, the Comptroller completed a conversion of this system to a newer version utilizing updated technology.

Expenditure Controls. The Comptroller requires that the amount of all obligations under purchase orders, contracts and other commitments for the expenditures of monies be recorded as encumbrances. Once encumbered, these amounts are not available to support additional spending commitments. As a result of these encumbrances, spending agencies can use MMARS to determine at any given time the amount of their appropriations available for future commitments.

The Comptroller is responsible for compiling expenditure requests into the certificates for approval by the Governor’s Council. In preparing these certificates, which become the warrant, the Comptroller’s office has systems in place to ensure that the necessary monies for payment have been both appropriated by the Legislature and allotted by the Governor in each account and sub-account. By law, certain obligations may be placed upon the warrant even if the supporting appropriation or allotment is insufficient. These obligations include debt service, which is specifically exempted by the state constitution from the warrant requirement, and Medicaid payments, which are mandated by federal law.

Although state finance law generally does not create priorities among types of payments to be made by the Commonwealth in the event of a cash shortfall, the Comptroller has developed procedures, in consultation with the State Treasurer and the Executive Office for Administration and Finance, for prioritizing payments based upon state finance law and sound fiscal management practices. Under those procedures, debt service on the Commonwealth’s bonds and notes is given the highest priority among the Commonwealth’s various payment obligations.

Internal Controls. The Comptroller establishes internal control policies and procedures in accordance with state finance law. Agencies are required to adhere to such policies and procedures. Any violation of state finance law or regulation or other internal control weaknesses must be reported to the State Auditor, who is authorized to investigate and recommend corrective action.

Statutory Basis of Accounting. In accordance with state law, the Commonwealth adopts its budget and maintains financial information on a statutory basis of accounting. Under the statutory basis, tax and departmental revenues are accounted for on a modified cash basis by reconciling revenue to actual cash receipts confirmed by the State Treasurer. Certain limited revenue accruals are also recognized, including receivables from federal reimbursements with respect to paid expenditures. Expenditures are measured on a modified cash basis including actual cash disbursements and encumbrances for goods or services received prior to the end of a fiscal year.

For most Commonwealth programs and services, the measurement of expenditures under the statutory basis of accounting is equivalent to such measurement on a GAAP basis. However, for certain federally mandated entitlement programs, such as Medicaid, expenditures are recognized under the statutory basis of accounting only to the extent of disbursements supported by current-year appropriations. Some prior year services billed after the start of a fiscal year are normally paid from the new fiscal year’s appropriation, in an amount determined by the specific timing of billings and the amount of prior year funds that remained after June 30 to pay the prior year’s accrued billings, although this practice may vary from year to year.

GAAP Basis of Accounting. Since fiscal 1986, the Comptroller has prepared Commonwealth financial statements on a GAAP basis. The emphasis is on demonstrating inter-period equity through the use of modified accrual accounting for the recognition of revenues and expenditures/expenses. In addition to the primary government, certain independent authorities and agencies of the Commonwealth are included as component units within the Commonwealth’s reporting entity, primarily as non-budgeted enterprise funds.

There are two measurement foci and bases of accounting under GAAP—the economic resources management focus and the current financial resources management focus. Implementation of GASB 34 added the economic resources management focus layer of GAAP reporting (otherwise known as the “entity-wide perspective”), where revenues and expenses (different from expenditures) are presented similar to a private company. Revenues are recorded when earned and expenses are recorded when a liability is incurred, regardless of the timing of cash flows. Grants and similar items are recognized as revenues as soon as all eligibility requirements imposed by the provider have been met. Capital assets, including infrastructure assets net of depreciation and the long-term portion of all liabilities, are reported on the statement of net assets.

Under the current financial resources management focus of GAAP (otherwise known as “fund perspective”), revenues are reported in the period in which they become both measurable and available. Revenues are “available” when they are expected to be collected within the current period or soon enough thereafter to be used to pay liabilities of the current period.

Significant revenues susceptible to accrual include income, sales and use, corporation and other taxes, federal grants and reimbursements and reimbursements for the use of materials and services. Tax accruals, which represent the estimated amounts due to the Commonwealth on previous filings, over and under withholdings, estimated payments on income earned and tax refunds and abatements payable, are all recorded as adjustments to statutory basis tax revenues.

Major expenditure accruals are recorded for the cost of Medicaid claims that have been incurred but not paid, claims and judgments, and compensated absences such as vacation pay earned by state employees.

Audit Practices of State Auditor

The State Auditor is mandated under state law to conduct an audit at least once every two years of all activities of the Commonwealth. The audit encompasses 750 entities, including the court system and the independent authorities, and includes an overall evaluation of management operations. The State Auditor also has the authority to audit federally aided programs and vendors under contract with the Commonwealth, as well as to conduct special audit projects. The State Auditor conducts both financial compliance and performance audits in accordance with generally accepted government auditing standards issued by the Comptroller General of the United States. In addition, and in conjunction with the independent public accounting firm Deloitte & Touche LLP, the State Auditor performs a significant portion of the audit work relating to the state single audit.

Within the State Auditor’s office is the Division of Local Mandates, which evaluates all proposed and actual legislation to determine the financial impact on the Commonwealth’s cities and towns. In accordance with state law, the Commonwealth is required to reimburse cities and towns for any costs incurred through mandated programs established after the passage of Proposition 2 1/2, the statewide tax limitation enacted by the voters in 1980, unless expressly exempted from those provisions, and the State Auditor’s financial analysis is used to establish the amount of reimbursement due to the Commonwealth’s cities and towns.

LONG TERM LIABILITIES

General Authority to Borrow

Under its constitution, the Commonwealth may borrow money (a) for defense or in anticipation of receipts from taxes or other sources, any such loan to be paid out of the revenue of the year in which the loan is made, or (b) by a two-thirds vote of the members of each house of the Legislature present and voting thereon. The constitution further provides that borrowed money shall not be expended for any other purpose than that for which it was borrowed or for the reduction or discharge of the principal of the loan. In addition, the Commonwealth may give, loan or pledge its credit by a two-thirds vote of the members of each house of the Legislature present and voting thereon, but such credit may not in any manner be given or loaned to or in aid of any individual, or of any private association, or of, any corporation which is privately owned or managed.

The Commonwealth has waived its sovereign immunity and consented to be sued on contractual obligations, which term includes bonds and notes issued by it and all claims with respect thereto. However, the property of the Commonwealth is not subject to attachment or levy to pay a judgment, and the satisfaction of any judgment generally requires legislative appropriation. Enforcement of a claim for payment of principal of or interest on bonds and notes of the Commonwealth may also be subject to the provisions of federal or Commonwealth statutes, if any, hereafter enacted extending the time for payment or imposing other constraints upon enforcement, insofar as the same may be constitutionally applied. The United States Bankruptcy Code is not applicable to states.

Statutory Limit on Direct Debt. Legislation enacted in December 1989 imposes a limit on the amount of outstanding “direct” bonds of the Commonwealth. The law, which is codified in Section 60A of Chapter 29, set a fiscal 1991 limit of $6.8 billion and provided that the limit for each subsequent fiscal year was to be 105% of the previous fiscal year’s limit. This limit is calculated under the statutory basis of accounting, which differs from GAAP in that the principal amount of outstanding bonds is measured net of discount and costs of issuance. The law further provides that bonds to be refunded from the proceeds of Commonwealth refunding bonds are to be excluded from outstanding “direct” bonds upon the issuance of the refunding bonds. Pursuant to Chapter 33 of the Acts of 1991, the Commonwealth’s outstanding special obligation highway revenue bonds are not to be counted in computing the amount of bonds subject to this limit. Pursuant to Chapter 5 of the Acts of 1991, $287.2 million of Commonwealth refunding bonds issued in September and October 1991 are not counted in computing the amount of the bonds subject to this limit. Pursuant to Chapter 11 of the Acts of 1997, federal grant anticipation notes are also not to be counted in computing the amount of the bonds subject to this limit. Pursuant to Chapter 127 of the Acts of 1999, bonds issued to pay the operating notes issued by the MBTA or to reimburse the Commonwealth for advances to the MBTA are not to be counted in computing the amount of the bond subject to this limit. Pursuant to Chapter 87 of the Acts of 2000, as amended, bonds payable from the Central Artery and Statewide Road and Bridge Infrastructure Fund are not to be counted in computing the amount of the bonds subject to this limit. Pursuant to Chapter 201 of the Acts of 2004, up to $1 billion of bonds issued to finance the Massachusetts School Building Authority (“MSBA”) are-not to be counted in computing the amount of bonds subject to this limit. The statutory limit on “direct” bonds during fiscal 2006 is $14.137 billion.

Limit on Debt Service Appropriations. In January 1990, legislation was enacted to impose a limit on debt service appropriations in Commonwealth budgets beginning in fiscal 1991. The law, which is codified as Section 60B of Chapter 29 of the General Laws, provides that no more than 10% of the total appropriations in any fiscal year may be expended for payment of interest and principal on general obligation debt of the Commonwealth. Debt service relating to bonds that are excluded from the debt limit on direct debt is not included in the limit on debt service appropriations. Section 60B is subject to amendment or repeal by the Legislature at any time and may be superseded in the annual appropriations act for any year.

Commonwealth Debt. The Commonwealth is authorized to issue three types of debt directly—general obligation debt, special obligation debt and federal grant anticipation notes. General obligation debt is secured by a pledge of the full faith and credit of the Commonwealth. Special obligation debt may be secured either with a pledge of receipts credited to the Highway Fund or with a pledge of receipts credited to the Convention Center Fund. Federal grant anticipation notes are secured by a pledge of federal highway construction reimbursements. See “Federal Grant Anticipation Notes.”

Other Long-Term Liabilities. The Commonwealth is also authorized to pledge its credit in aid of and provide contractual support for certain independent authorities and political subdivisions within the Commonwealth. These Commonwealth liabilities are classified as either (a) general obligation contract assistance liabilities, (b) budgetary contractual assistance liabilities or (c) contingent liabilities.

General obligation contract assistance liabilities arise from statutory requirements for payments by the Commonwealth to the Massachusetts Convention Center Authority, the Massachusetts Development Finance Agency and the Foxborough Industrial Development Financing Authority of 100% of the debt service of certain bonds issued by those authorities, as well as payments to the Massachusetts Water Pollution Abatement Trust and the Massachusetts Turnpike Authority that are not explicitly tied to debt service. Such liabilities constitute a pledge of the Commonwealth’s credit for which a two-thirds vote of the Legislature is required.

Budgetary contract assistance liabilities arise from statutory requirements for payments by the Commonwealth under capital leases, including leases supporting certain bonds issued by the Chelsea Industrial Development Financing Authority and the Route 3 North Transportation Improvements Association and other contractual agreements, including a contract supporting certain certificates of participation issued for Plymouth County and the grant agreements underlying the school building assistance program. Such liabilities do not constitute a pledge of the Commonwealth’s credit.

Contingent liabilities relate to debt obligations of independent authorities and agencies of the Commonwealth that are expected to be paid without Commonwealth assistance, but for which the Commonwealth has some kind of liability if expected payment sources do not materialize. These liabilities consist of guaranties and similar obligations with respect to which the Commonwealth’s credit has been pledged, as in the case of certain debt obligations of the MBTA, certain regional transit authorities, the Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority and the higher education building authorities; and of statutorily contemplated payments with respect to which the Commonwealth’s credit has not been pledged, as in the case of the Commonwealth’s obligation to replenish the capital reserve funds securing certain debt obligations of the Massachusetts Housing Finance Agency and the Commonwealth’s obligation to fund debt service, solely from monies otherwise appropriated for the affected institution, owed by certain community colleges and state colleges on bonds issued by the Massachusetts Health and Educational Facilities Authority and the Massachusetts State College Building Authority.

General Obligation Debt

The Commonwealth issues general obligation bonds and notes pursuant to Chapter 29 of the General Laws. General obligation bonds and notes issued thereunder are deemed to be general obligations of the Commonwealth to which its full faith and credit is pledged for the payment of principal and interest when due, unless specifically provided otherwise on the face of such bond or note.

Notes. The Commonwealth is authorized to issue short-term general obligation debt as revenue anticipation notes or bond anticipation notes. Revenue anticipation notes may be issued by the State Treasurer in any fiscal year in anticipation of the receipts for that year. Revenue anticipation notes must be repaid no later than the close of the fiscal year in which they are issued. Bond anticipation notes may be issued by the State Treasurer in anticipation of the issuance of bonds, including special obligation convention center bonds. As of April 18, 2006, the Commonwealth had liquidity support for a $1 billion commercial paper program for general obligation notes, through five $200 million credit lines which expire in December 2006, March 2007, December 2007, September 2008, and November 2015, respectively.

Synthetic Fixed Rate Bonds. In connection with the issuance of certain general obligation bonds that were issued as variable rate bonds, the Commonwealth has entered into interest rate exchange (or “swap”) agreements with certain counterparties pursuant to which the counterparties are obligated to pay the Commonwealth an amount equal to the variable rate payment on the related bonds and the Commonwealth is obligated to pay the counterparties a stipulated fixed rate. Only the net difference in interest payments is actually exchanged with the counterparty, and the Commonwealth is responsible for making interest payments to the variable rate bondholders. The effect of the agreements is to fix the Commonwealth’s interest payment obligations with respect to the variable rate bonds. The Commonwealth will be exposed to a variable rate if the counterparties default or if the swap agreements are terminated.

Termination of a swap agreement may also result in the Commonwealth’s making or receiving a termination payment. The variable rate bonds associated with such swaps are supported by stand-by bond purchase liquidity facilities with commercial banks which require the applicable bank to purchase any bonds that are tendered and not successfully remarketed. Unless and until remarketed, the Commonwealth would be required to pay the bank interest on such bonds at a rate equal to the bank’s prime rate. In addition, the Commonwealth would be required to amortize the principal of any such bonds according to an accelerated schedule. Such liquidity facilities expire well before the final maturity date of the related bonds and are expected to be renewed. As of January 1, 2006, the amount of such variable rate bonds outstanding with a synthetic fixed rate agreement was $2.107 billion.

Variable Rate Demand Bonds, Auction Rate Securities and U-Plan Bonds. As of January 1, 2006, the Commonwealth had outstanding approximately $184.0 million of variable rate demand bonds (not converted to a synthetic fixed rate as described above) in a daily interest rate mode, with liquidity support provided by commercial banks under agreements terminating in February 2006. On March 3, 2006 the Commonwealth issued $350.0 million of additional variable rate demand bonds (not converted to a synthetic fixed rate as described above) in a daily interest rate mode, with liquidity support provided by commercial banks under agreements terminating in March 2011 and March 2013. As of January 1, 2006, the Commonwealth had outstanding $401.5 million of auction rate securities in a seven-day interest rate mode. As of January 1, 2006, the Commonwealth had outstanding approximately $87.1 million of variable rate “U-Plan” bonds, sold in conjunction with a college savings program administered by the Massachusetts Educational Financing Authority, which bear deferred interest at a rate equal to the percentage change in the consumer price index plus 2%, together with current interest at the rate of 0.5%.

Interest Rate Swap Agreement Dispute. The Commonwealth is party to an interest rate swap agreement relating to the Commonwealth’s General Obligation Refunding Bonds, 2001 Series B and 2001 Series C, pursuant to which the Commonwealth makes payments at a fixed rate of 4.15% per annum and receives payments from its swap counterparty at a floating rate based on the actual rate on its bonds, which are variable rate obligation bonds. The notional amount of the swap was $496,225,000 as of April 18, 2006, and the scheduled termination date is January 1, 2021. Swap payments are made monthly, with the Commonwealth netting its fixed rate obligation against the floating rate amount due from the swap counterparty. The swap documentation provides that the method for determining the floating rate obligation of the counterparty may change upon an “Event of Taxability” as defined therein. The swap counterparty has asserted that an Event of Taxability has occurred and that, as a result, commencing May 3, 2004, the Commonwealth’s monthly net payments to the counterparty must be increased. The Commonwealth disagrees with this assertion and, on April 23, 2004, filed a complaint in Suffolk County Superior Court seeking a declaratory judgment and related preliminary injunction relief (the “Action”). The swap payment made by the Commonwealth on May 3, 2004 and each monthly payment made thereafter have been calculated based on the pre-existing method. The Commonwealth and the swap counterparty have agreed that the Commonwealth may continue to make payments based on the pre-existing method pending the resolution of the Action, subject to the swap counterparty’s right to recover the difference if the Action is decided adversely to the Commonwealth. As of January 1, 2006, this difference was estimated to have aggregated to be approximately $2.0 million. The Commonwealth estimated that the present value to the Commonwealth of paying under the pre-existing method instead of the method asserted by the swap counterparty was approximately $25.7 million calculated as of January 1, 2006.

Special Obligation Debt

Highway Fund. Section 2O of Chapter 29 of the General Laws authorizes the Commonwealth to issue special obligation bonds secured by all or a portion of revenues accounted to the Highway Fund. Revenues which are currently accounted to the Highway Fund are primarily derived from taxes and fees relating to the operation or use of motor vehicles in the Commonwealth, including the motor fuels excise tax. Chapter 33 of the Acts of 1991 authorizes the Commonwealth to issue such special obligation bonds in an aggregate amount not to exceed $1.125 billion. As of January 1, 2006, the Commonwealth had outstanding $770.1 million of such special obligation bonds, including $761.4 million of such bonds secured by a pledge of 6.86¢ of the 21¢ motor fuels excise tax.

Convention Center Fund. Chapter 152 of the Acts of 1997 authorizes $694.4 million of special obligation bonds to be issued for the purposes of building a new convention center in Boston ($609.4 million), the Springfield Civic Center ($66 million) and the Worcester convention center ($19 million). The bonds are payable from monies credited to the Convention Center Fund created by legislation, which include the receipts from a 2.75% convention center financing fee added to the existing hotel tax in Boston, Cambridge, Springfield and Worcester, sales tax receipts from establishments near the proposed Boston facility that first opened on or after July 1, 1997, a surcharge on car rentals in Boston, a parking surcharge at all three facilities, the entire hotel tax collected at hotels located near the new Boston facility and all sales tax and hotel tax receipts at new hotels in Boston and Cambridge first opened on or after July 1, 1997. The legislation requires a capital reserve fund to be maintained at a level equal to maximum annual debt service and provides that if the fund falls below its required balance the 2.75% convention center financing fee in Boston is to be increased (though the overall hotel tax in Boston, including the fee, cannot exceed 14%). In June 2004, the Commonwealth issued $686.7 million of special obligation bonds, secured solely by the pledge of receipts of tax revenues within the special districts surrounding the centers and other special revenues connected to such facilities, $638.7 million of which remain outstanding as of January 1, 2006.

Federal Grant Anticipation Notes

As of April 18, 2006, the Commonwealth had issued federal grant anticipation notes yielding aggregate net proceeds of $1.5 billion, the full amount authorized, to finance the current cash flow needs of the Central Artery/Ted Williams Tunnel project in anticipation of future federal reimbursements. The legislation authorizing such notes contains a statutory covenant that as long as any such grant anticipation notes remain outstanding, the Commonwealth will deposit all federal highway reimbursements into the Grant Anticipation Note Trust Fund, to be released to the Commonwealth once all the debt service and reserve funding obligations of the trust agreement securing the grant anticipation notes have been met. If the United States Congress reduces the aggregate amount appropriated nationwide for federal highway spending to less than $17.1 billion and debt service coverage with respect to the notes falls below 120%, then the legislation further pledges that 10 cents per gallon of existing motor fuel tax collections will be deposited into the trust fund, to be used for debt service on the, notes, subject to legislative appropriation. The notes are not general obligations of the Commonwealth. The notes mature between fiscal 2006 and fiscal 2015, inclusive. Under the trust agreement securing the notes, aggregate annual debt service on grant anticipation notes may not exceed $216 million. Such notes are secured by the pledge of federal highway construction reimbursement payments and by a contingent pledge of certain motor fuels excises.

On July 16, 2003, the Commonwealth issued special obligation refunding notes for the purpose of crossover refunding approximately $408.0 million of outstanding federal grant anticipation notes in 2008 and in 2010. Until the crossovers occur, interest on the notes will be paid solely by an escrow account established with the proceeds of the notes. Upon the refunding of $408.0 million of outstanding federal grant anticipation notes on the crossover dates, the refunding notes will become secured by the Grant Anticipation Note Trust Fund.

As of January 1, 2006, $1,849.1 million of such notes, inclusive of the special obligation crossover refunding notes, remain outstanding.

General Obligation Contract Assistance Liabilities

Massachusetts Convention Center Authority. The Massachusetts Convention Center Authority (MCCA) was created for the purpose of promoting the economic development of the Commonwealth through the operation of the Hynes Convention, Center, the Boston Common Parking Garage and the Springfield Convention Center. In addition, the MCCA is overseeing the construction of the Boston Convention and Exhibition Center. The MCCA has issued bonds which are fully secured by contract assistance payments by the Commonwealth, which payments are limited by statute to an amount equal to the annual debt service on $200 million of bonds outstanding at any one time. The assistance contract is a general obligation of the Commonwealth for which its full faith and credit is pledged. As of January 1, 2006, the MCCA had $16.5 million of such bonds outstanding. These bonds do not include the 2004 bonds issued to finance construction of the Boston Convention and Exhibition Center and the renovation and expansion of the MassMutual Center; these projects were financed by the issuance of Commonwealth special obligation bonds.

Massachusetts Development Finance Agency. On September 30, 1998, the Massachusetts Government Land Bank and the Massachusetts Industrial Finance Agency were legally merged into a successor entity, the Massachusetts Development Finance Agency (MassDevelopment). MassDevelopment has succeeded to all of the assets and liabilities of the Government Land Bank. MassDevelopment assists in the development of state and federal surplus property for private use and in the development of substandard, blighted or decadent open areas in the Commonwealth. MassDevelopment has direct borrowing power. The Commonwealth is required to provide contract assistance payments necessary to defray debt service on up to $80 million of bonds issued to redevelop the former federal military base at Fort Devens. The contract with MassDevelopment is a general obligation of the Commonwealth for which the full faith and credit of the Commonwealth is pledged. As of January 1, 2006, MassDevelopment had $10,161,888 of bonds outstanding, which are secured by the contract assistance from the Commonwealth. No more such bonds may be issued under current law.

Foxborough Industrial Development Financing Authority. Pursuant to legislation approved May 24, 1999, the Commonwealth entered into a contract for financial assistance with the Foxborough Industrial Development Financing Authority in June 2000 obligating the Commonwealth to, pay the full amount of the debt service on bonds issued to finance up to $70 million of capital expenditures for infrastructure improvements related to the construction of a new professional football stadium in the town of Foxborough. The obligation of the Commonwealth to make such payments is a general obligation for which the full faith and credit of the Commonwealth is pledged. Under the authorizing legislation the Commonwealth is to receive $400,000 per year in parking fees for stadium-related events, an administrative fee of $1 million per year from the stadium lessee and will be entitled to recover from the stadium lessee a portion of its contract assistance payments if professional football ceases being played at the stadium during the term of the bonds. As of January 1, 2006, the Foxborough Industrial Development Financing Authority had $62.2 million of such bonds outstanding. No more such bonds may be issued under current law.

Massachusetts Turnpike Authority. The Commonwealth is obligated to pay contract assistance to the MTA pursuant to legislation enacted in 1998 and a contract for financial assistance dated as of February 19, 1999 between the Turnpike Authority and the Commonwealth. The payments are in recognition of the financial burden imposed on the Turnpike Authority by virtue of its assumption of the responsibility for operation and maintenance of certain roadways in the Metropolitan Highway System that were formerly maintained by the Commonwealth. The Commonwealth’s obligation to make such payments is a general obligation for which the faith and credit of the Commonwealth is pledged for the benefit of the Turnpike Authority and its bondholders. The contract provides that no later than September 1 of each year the Turnpike Authority is to submit to the Secretary of Transportation a certificate setting forth the total amount of costs incurred by the Turnpike Authority during the prior fiscal year in connection with the operation and maintenance of the roadways covered by the contract. The contract further provides that as soon as practicable following receipt of such certificate, but no later than December 1 of such year, the Commonwealth is to pay the Turnpike Authority the amount set forth in such certificate, subject to Commonwealth review, provided that such payment may not be less than $2 million on account of fiscal 2000, may not be less than $5 million on account of fiscal 2001 and each fiscal year thereafter prior to the fiscal year in which the final segment of the affected roadways is transferred to the Turnpike Authority and may not be more than $25 million on account of the fiscal year in which such transfer occurs and each fiscal year thereafter for 40 years.

Massachusetts Water Pollution Abatement Trust. The Massachusetts Water Pollution Abatement Trust was created to implement the Commonwealth’s state revolving fund program under Title VI of the federal Clean Water Act and the federal Safe Drinking Water Act. The Trust is authorized to apply for and accept federal grants and associated Commonwealth matching grants to capitalize the revolving fund and to issue debt obligations to make loans to local governmental units to finance eligible water pollution abatement and water treatment projects. Under state law, each loan made by the Trust is required to provide for debt service subsidies or other financial assistance sufficient to result in the loan being the financial equivalent of a net zero percent interest or two percent interest loan. To subsidize its loans, the Trust receives contract assistance payments from the Commonwealth. Pursuant to Sections 6, 6A and 18 of Chapter 29C of the Massachusetts General Laws, respectively, the annual contract assistance maximum for the Clean Water program is $71 million and the contract assistance maximum for the Safe Drinking Water program is $17 million. The contract assistance agreements constitute general obligations of the Commonwealth for which its faith and credit is pledged, and the Trust’s right to receive payments thereunder may be pledged by the Trust as security for repayment of the Trust’s debt obligations. As of June 30, 2005, the Trust had approximately $2.6 billion of bonds outstanding. Approximately 23% of the aggregate debt service on such bonds is expected to be paid from Commonwealth contract assistance.

Boston Housing Authority West Broadway Homes IV Project. In December 2003 the Boston Housing Authority (BHA) issued $10 million of housing project bonds to finance a portion of the costs of construction of a 133-unit lower income public housing project in South Boston. Proceeds of the bonds were lent by the BHA to the West Broadway Redevelopment Limited Partnership (Partnership) which will own and operate the project. The general partner of the Partnership is a Massachusetts non-profit corporation controlled by the BHA. In addition, proceeds of an approximately $11.0 million modernization grant from the Commonwealth and an approximately $3.6 million grant from the City of Boston have been loaned to the Partnership by the BHA to be applied to costs of the project. The Partnership also expects to apply an equity investment from its limited partners to construction costs in the approximate amount of $10 million. In December 2003, the BHA also issued $9 million of housing project notes to mature December 1, 2006, the proceeds of which were loaned to the Partnership to be applied to construction costs in anticipation of the Partnership’s equity investment. In accordance with an Amendment to Contract for Financial Assistance between the Commonwealth, acting by and through the Department of Housing and Community Development, and the BHA, the Commonwealth has agreed to advance additional grant funds to the BHA to be applied to the payment of the notes to the extent the Partnership’s equity investment is not received in time or amount sufficient to pay the principal amount’ of the notes at maturity. The Commonwealth has also agreed in the Amendment to Contract for Financial Assistance to advance additional grant funds to the BHA in an amount sufficient to redeem all or a portion of the bonds on December 1, 2006 to the extent the project has failed to demonstrate budgeted revenue sufficiency by: that date. Thereafter, the bonds will be secured by and payable solely from an assignment by the BHA of state operating subsidy funds allocable to the project, and other state assisted public housing projects owned by the BHA, loan repayments from the Partnership payable from project net income and reserve funds funded from bond and grant loan proceeds to the Partnership. As of April 18, 2006, the project was substantially completed and had achieved 95% occupancy in November 2005, and the BHA anticipated that it would receive equity investment funds in 2006 sufficient to retire the notes when due. The project has also demonstrated budget revenue sufficiency, and it is therefore not anticipated that the Commonwealth will need to advance any additional grant funds this year to redeem any portion of the bonds.

Budgetary Contractual Assistance Liabilities

Plymouth County Certificates of Participation. In May 1992, Plymouth County caused to be issued approximately $110.5 million of certificates of participation to finance the construction of a county correctional facility. In March 1999, Plymouth County caused to be issued approximately $140.1 million of certificates of participation to advance refund the 1992 certificates, construct an administration office building and auxiliary facilities near the county correctional facility and fund repairs and improvements to the facility. The Commonwealth, acting through the Executive Office of Public Safety and the Department of Correction, is obligated under a memorandum of agreement with Plymouth County to pay for the availability of 380 beds (out of 1,140) in the facility, regardless of whether 380 state prisoners are housed therein. The amounts payable by the Commonwealth will at least equal the debt service on the outstanding certificates of participation, but are subject to appropriation of such amounts by the Legislature in the annual budgetary line item for the Executive Office of Public Safety. The obligation of the Commonwealth under the memorandum of agreement does not constitute a general obligation or a pledge of the credit of the Commonwealth.

City of Chelsea Commonwealth Lease Revenue Bonds. In November 1993, the Chelsea Industrial Development Financing Authority issued approximately $95.8 million of lease revenue bonds. The proceeds of the bonds were loaned to the Massachusetts Industrial Finance Agency (now MassDevelopment) and applied to the cost of the Massachusetts Information Technology Center, a tax processing facility of the Department of Revenue and a data processing information system center for the Department and for certain other departments and agencies of the Commonwealth. The bonds bear interest at a variable rate, and under an interest rate swap agreement that was entered into at the time, MassDevelopment receives variable rate payments with respect to the full amount of the bonds and is obligated to make fixed rate payments in exchange therefor. Simultaneously with the issuance of the bonds, the Commonwealth entered into a 30-year lease, which provides for the payment of debt service on the bonds and certain other expenses associated with the project. The obligations of the Commonwealth do not constitute a general obligation or a pledge of the credit of the Commonwealth or of MassDevelopment and are subject to annual appropriation by the Legislature.

Route 3 North Transportation Improvements Association Commonwealth Lease Revenue Bonds. In August 2000, the Route 3 North Transportation Improvements Association issued approximately $394.3 million of lease revenue bonds to finance the reconstruction and widening of a portion of state Route 3 North. In May 2002, the Route 3 North Transportation Improvements Association issued approximately $312.7 million of refunding lease revenue bonds. In connection with the financing, the Commonwealth leased the portion of the highway to be improved to the Association, and the Association leased the property back to the Commonwealth pursuant to a sublease. Under the sublease the Commonwealth is obligated to make payments equal to the debt service on the bonds and certain other expenses associated with the project. The obligations of the Commonwealth do not constitute a general obligation or a pledge of the credit of the Commonwealth and are subject to annual appropriation by the Legislature. As of January 1, 2006, the Route 3 North Transportation Improvements Association had $403.6 million of such lease revenue bonds outstanding.

Saltonstall Building Redevelopment Corporation Project. In May 2002, MassDevelopment issued $195.8 million of lease revenue bonds pursuant to an agreement to loan the proceeds of the bonds to the MassDevelopment/ Saltonstall Building Redevelopment Corporation. The loan was used to finance the redevelopment of the Saltonstall State Office Building. Under the provisions of the legislation relating to the building’s redevelopment, the building was leased to MassDevelopment for a term of up to 50 years, with extension terms permitted for an aggregate of 30 more years. MassDevelopment will pay $2.45 million per year to the Commonwealth for the lease. MassDevelopment will renovate the building and sublease, half of it back to the Commonwealth for office space and related parking (for a comparable lease term) in respect of which sublease, the Commonwealth will make sublease payments to MassDevelopment. The remainder of the building has been redeveloped as private office space, as well as private housing units and retail establishments. The obligations of the Commonwealth under the office sublease do not constitute a general obligation or a pledge of the credit of the Commonwealth and are subject to annual appropriation by the Legislature. The Commonwealth’s full year costs include $7.065 million per year of base rent and parking space rent for the first five years, after which the parking space rent may be adjusted for fair market value every five years. As of June 30, 2005, MassDevelopment had $195.8 million of such lease revenue bonds outstanding for the Saltonstall redevelopment project.

Long-Term Operating Leases and Capital Leases. In addition to Commonwealth-owned buildings and facilities, the Commonwealth leases additional space from private parties. In certain circumstances, the Commonwealth has acquired certain types of capital assets under long-term capital leases; typically, these arrangements relate to computer and telecommunications equipment and to motor vehicles.

Contingent Liabilities

Massachusetts Bay Transportation Authority. The MBTA issues its own bonds and notes and is also responsible for the payment of obligations issued by the Boston Metropolitan District prior to the creation of the MBTA in 1964. Prior to July 1, 2000, the Commonwealth supported MBTA bonds and notes through guaranties of the debt service on its bonds and notes, contract assistance generally equal to 90% of the debt service on outstanding MBTA bonds and payment of the MBTA’s net cost of service (current expenses, including debt service, minus current income). Beginning July 1, 2000, the Commonwealth’s annual obligation to support the MBTA for operating costs and debt service is limited to a portion of the revenues raised by the Commonwealth’s sales tax, but the Commonwealth remains contingently liable for the payment of MBTA bonds and notes issued prior to July 1, 2000. The Commonwealth’s obligation to pay such prior bonds is a general obligation for which its full faith and credit have been pledged. As of January 1, 2006, the MBTA had approximately $1.681 billion of such prior bonds outstanding. Such bonds are currently scheduled to mature annually through fiscal 2030, with annual debt service in the range of approximately $270 million to $292 million through fiscal 2013 and declining thereafter.

Woods Hole, Martha’s Vineyard and Nantucket Steamship Authority. The Steamship Authority operates passenger ferries to Martha’s Vineyard and Nantucket. The Steamship Authority issues its own bonds and notes. Commonwealth support of the bonds and notes of Steamship Authority includes a Commonwealth guaranty pursuant to statutory provisions requiring the Commonwealth to provide the Authority with funds sufficient to meet the principal of and interest on their bonds and notes as they mature to the extent that funds sufficient for this purpose are not otherwise available to such entity and the Commonwealth’s payment, under applicable statutory provisions, of the net cost of service of the Steamship Authority (current expenses, including debt service, minus current income). The Steamship Authority is currently self-supporting, requiring no net cost of service or contract assistance payments. As of December 31, 2005, the Steamship Authority had $68.0 million of bonds and notes outstanding. The Commonwealth’s obligations to the Steamship Authority are general obligations for which its full faith and credit have been pledged.

Regional Transit Authorities. There are 15 regional transit authorities organized in various areas of the state. Prior to July 1, 2003, the bonds and notes of the RTAs included a Commonwealth guaranty pursuant to statutory provisions requiring the Commonwealth to provide each of the RTAs with funds sufficient to meet the principal of and interest on their bonds and notes as they matured to the extent that funds sufficient for this purpose were not otherwise available and the Commonwealth’s payment, under applicable statutory provisions, of the net cost of service of the RTAs (current expenses, including debt service, minus current income). The fiscal 2003 GAA amended the General Laws pertaining to RTA financing, pursuant to which amendment bonds and notes issued by the RTAs on and after July 1, 2003 are no longer guaranteed by the Commonwealth and are not general obligations of the Commonwealth.

University of Massachusetts Building Authority and Massachusetts State College Building Authority. Two higher education building authorities, created to assist institutions of public higher education in the Commonwealth, may issue bonds which are guaranteed as to their principal and interest by the Commonwealth. The guaranty is a general obligation of the Commonwealth for which its full faith and credit is pledged. In addition to such guaranty, certain revenues of these authorities, including dormitory rental income and student union fees, are pledged to their respective debt service requirements. While revenues thus far have been sufficient to meet debt service requirements, they have not been sufficient in all cases to pay operating costs. In such cases, the operating costs have been met by Commonwealth appropriations. As of June 30, 2005, the University of Massachusetts Building Authority had approximately $189.0 million of Commonwealth-guaranteed debt outstanding, and the Massachusetts State College Building Authority had approximately $61.9 million of Commonwealth-guaranteed debt outstanding.

Massachusetts Housing Finance Agency. MassHousing is authorized to issue bonds to finance multifamily housing projects within the Commonwealth and to provide mortgage loan financing with respect to certain single-family residences within the Commonwealth. Such bonds are solely the obligations of MassHousing, payable directly or indirectly from, and secured by a pledge of, revenues derived from MassHousing’s mortgage on or other interest in the financed housing. MassHousing’s enabling legislation also permits the creation of a capital reserve fluid in connection with the issuance of such bonds. As of December 31, 2005, no single-family housing bonds secured by capital reserve funds were outstanding, and no such bonds had been issued by MassHousing since 1985. As of December 31, 2005, MassHousing had outstanding approximately $436.7 million of multi-family housing bonds secured by capital reserve funds. Any such capital reserve fund must be in an amount at least equal to the maximum annual debt service in any succeeding calendar year on all outstanding bonds secured by such fund. As of December 31, 2005, the capital reserve funds were maintained at their required levels. If amounts are withdrawn from a capital reserve fund to pay debt service on bonds secured by such fund, upon certification by the chairperson of MassHousing to the Governor of any amount necessary to restore the fund to the above-described requirement, the Legislature may, but is not legally bound to, make an appropriation in such amount. No such appropriation has been necessary to date.

Authorized But Unissued Debt

General obligation bonds of the Commonwealth are authorized to correspond with capital appropriations. Over the decade preceding April 2006, the Commonwealth has typically had a large amount of authorized but unissued debt. However, the Commonwealth’s actual expenditures for capital projects in a given year relate more to the capital needs of the Commonwealth in such year than to the total amount of authorized but unissued debt.

Authorized but unissued debt is measured in accordance with the statutory basis of accounting, which is different from GAAP. Only the net proceeds of bonds issued (exclusive of discount and costs of issuance) are deducted from the amount of authorized but unissued debt. Therefore, the change in authorized but unissued debt at the end of any fiscal year is not intended to correlate to the change in the amount of debt outstanding as measured and reported in conformity with GAAP.

There is $38.0 million of authorized but unissued debt under Chapter 33 of the Acts of 1991 that can only be issued as special obligation bonds secured by receipts in the Commonwealth’s Highway Fund. In addition, several of the statutes authorizing general obligation bonds for transportation purposes also authorize such bonds to be issued as special obligation highway bonds, at the discretion of the Governor and the State Treasurer.

COMMONWEALTH REVENUES

In order to fund its programs and services, the Commonwealth collects a variety of taxes and receives revenues from other non-tax sources, including the federal government and various fees, fines, court revenues, assessments, reimbursements, interest earnings and transfers from its non-budgeted funds, which are deposited in the General Fund, the Highway Fund and other operating budget funds. In fiscal 2005, on a statutory basis, approximately 65.6% of the Commonwealth’s Budgeted Operating Revenues and other financing sources were derived from state taxes. In addition, the federal government provided approximately 19.3% of such revenues, with the remaining 15.1% provided from departmental revenues and transfers from non-budgeted funds. The measurement of revenues for the Budgeted Operating Funds from a statutory basis differs from governmental revenues on a GAAP basis. The Commonwealth’s executive and legislative branches establish the Commonwealth’s budget using the statutory basis of accounting.

State Taxes

The major components of state taxes are the income tax, which was projected to account for approximately 55.9% of total tax revenues in fiscal 2006, the sales and use tax, which was projected to account for approximately 22.4%, and the corporations and other business and excise taxes (including taxes on insurance, financial institutions, and public utility corporations), which were projected to account for approximately 12.2%. Other tax and excise sources were projected to account for the remaining 9.5% of total fiscal 2006 tax revenues.

Effects of Tax Law Changes. During fiscal 2001 through fiscal 2003, legislation was implemented that had the net effect of reducing revenues by decreasing income tax rates or increasing or establishing various deductions and credits. In addition, several administrative changes were implemented that reduced revenues. During fiscal 2003, legislation was implemented that reversed or delayed some of the previous tax reductions, and implemented increases in other taxes. The incremental net effect of these tax law and administrative changes (relative to the immediately preceding fiscal year) is estimated by the Department of Revenue to have been a reduction of approximately $790 million of fiscal 2001 revenues and $700 million of fiscal 2002 revenues. In fiscal 2003, tax law changes were estimated to have increased revenue collections by a net amount of approximately $1.005 billion. The Department of Revenue estimated that in fiscal 2004, the impact of tax law and administrative changes (including the non-recurrence of some fiscal 2003 revenues from certain loophole closings and that year’s amnesty program) reduced tax collections by approximately $110 million, compared to fiscal 2003. The Department of Revenue further estimated that tax law changes would increase tax collections by approximately $31 million in fiscal 2005 compared to fiscal 2004, will reduce tax collections by approximately $282 million in fiscal 2006 compared to fiscal 2005, and will increase tax collections by approximately $64 million in fiscal 2007 compared to fiscal 2006. The fiscal 2007 increase compared to fiscal 2006 is due to the fact that some of the tax reductions enacted during fiscal 2006 will result in greater revenue loss in fiscal 2006 than in fiscal 2007.

Income Tax. The Commonwealth assesses personal income taxes at flat rates, according to classes of income, after specified deductions and exemptions. A rate of 5.3% has been applied to most types of income since January 1, 2002. The tax rate on gains from the sale of capital assets held for one year or less and from the sale of collectibles is 12% and the tax rates on gains from the sale of capital assets owned more than one year is 5.3%. Interest on obligations of the United States and of the Commonwealth and its political subdivisions is exempt from taxation.

Prior to January 1, 1999, a different rate was applied to “Part A” income (generally, interest and dividends) and “Part B” income (generally, “earned” income from employment, professions, trades, businesses, rents and royalties). The rate on Part A income was 12% prior to January 1, 1999; it was reduced to 5.95% as of January 1, 1999 and as of January 1, 2000 is the same as the rate on Part B income. The rate on Part B income was 5.95% prior to January 1, 2000, when it was reduced to 5.85%. The rate on Part B income was reduced to 5.6% on January 1, 2001 and to 5.3% on January 1, 2002 by an initiative petition approved by Massachusetts voters on November 7, 2000. This initiative petition also mandated a reduction in the Part B rate to 5.0% on January 1, 2003.

Chapter 186 of the Acts of 2002, “An Act Enhancing State Revenues,” was enacted on July 25, 2002, and made several changes to the state income tax. These included a delay of the scheduled Part B tax rate reduction from 5.3% to 5.0% for at least four years, suspension of the deduction for charitable contributions and a 25% reduction in personal exemptions. This legislation also changed the tax structure for long term capital gains (i.e., capital gains on assets held for more than one year). Prior to May 2002, long term capital gains were taxed at rates ranging from 0% to 5%, depending on how long the asset had been held before sale. Effective May 1, 2002, long term capital gains were taxed at the Part B income tax income rate, which was 5.3% as of April 18, 2006. The timing of this change in the long term capital gains tax rate was subsequently held invalid by state courts. Legislation was eventually enacted retroactively delaying the effective date of the change to January 1, 2003.

Chapter 186 also included a mechanism by which the tax year 2001 personal exemptions and charitable deductions could be gradually restored, and the tax rate on Part B income could be gradually reduced to 5.0%, contingent upon “baseline” state tax revenue growth (i.e., revenue’ growth after factoring out the impact of tax law and administrative processing changes) growing by 2% more than the rate of inflation for state and government purchases. In fiscal 2002 and 2003, tax revenue growth was such that personal exemptions remained at 2002 levels for tax years 2003 and 2004, respectively. In fiscal 2004 and fiscal 2005, baseline tax revenue growth was sufficient to trigger an increase in the personal exemptions for tax years 2005 and 2006, respectively. Based on the January 17, 2006 fiscal 2006 revenue estimate, fiscal 2006 tax revenue growth will also be sufficient to trigger an increase in the personal exemption in tax year 2007.

The Department of Revenue estimates the following effects from the changes made in Chapter 186 of the Acts of 2002:

•	Taxing capital gains at the Part B income rate increased fiscal 2003 revenues by approximately $250 million to $300 million, fiscal 2004 revenues by approximately $350 million to $400 million, and fiscal 2005 revenues by approximately $720 million to $770 million, and will increase fiscal 2006 revenues by approximately $820 million to $870 million.

•	The delay in the Part B rate reduction resulted in approximately $200 million in additional revenues during fiscal 2003 than would have been the case had the rate been reduced to 5.0% in calendar 2003 and resulted in additional revenue of approximately $506 million in fiscal 2004, $556 million in fiscal 2005, and a projected $595 million in fiscal 2006.

•	The suspension of the deduction for charitable contributions increased revenues by approximately $170 million in fiscal 2003, $179 million in fiscal 2004, $185 million in fiscal 2005, and a projected $190 million in fiscal 2006.

•	The decrease in the personal exemption amounts resulted in approximately $325 million in additional tax collections in fiscal 2003. The 25% cut in personal exemptions was retroactive to January 1, 2002, with the retroactive portion of the tax increase being paid primarily when taxpayers filed their tax year 2002 income tax returns in the spring of 2003. The retroactive nature of the fiscal 2003 revenue impact caused the fiscal 2004 revenue gain to be smaller than it was in fiscal 2003. The Department of Revenue estimates that the fiscal 2004 impact of the personal exemption reductions was approximately $225 million. The partial restoration of the personal exemptions in tax years 2005 and 2006 reduced the amount raised by the initial personal exemption decreases. The Department of Revenue estimates that the additional revenue generated by the personal exemption increases fell to approximately $200 million in fiscal 2005 and $140 million in fiscal 2006.

Sales and Use Tax. The Commonwealth imposes a 5% sales tax on retail sales of certain tangible property (including retail sales of meals) transacted in the Commonwealth and a corresponding 5% use tax on the storage, use or other consumption of like tangible properties brought into the Commonwealth. However, food, clothing, prescribed medicine, materials and produce used in food production, machinery, materials, tools and fuel used in certain industries and property subject to other excises (except for cigarettes) are exempt from sales taxation. The sales and use tax is also applied to sales of electricity, gas and steam for certain nonresidential use and to nonresidential and a portion of residential use of telecommunications services.

Beginning January 1, 1998, sales tax receipts from establishments that first opened on or after July 1, 1997, which are located near the building site of the Boston Convention and Exhibition Center, and sales tax receipts from new hotels in Boston and Cambridge that first opened on or after July 1, 1997 are required to be credited to the Convention Center Fund. As of enactment of the fiscal 2004 GAA, this fund is no longer included in the calculation of revenues for Budgeted Operating Funds.

Beginning July 1, 2000, pursuant to “forward funding” legislation contained in the fiscal 2000 GAA, a portion of the Commonwealth’s receipts from the sales tax, generally the amount raised by a 1% sales tax not including meals taxes, with an inflation-adjusted floor, is dedicated to the MBTA under a trust fund. The amount of these dedicated sales tax receipts was $704.8 million in fiscal 2005. Such amount was projected to be $712.6 million in fiscal 2006.

Beginning July 1, 2004, pursuant to legislation adopted in June 2004, a portion of the Commonwealth’s receipts from the sales tax, totaling $395.7 million in fiscal 2005 and specified percentages in each fiscal year thereafter, increasing in fiscal 2010 and thereafter to one cent of the Commonwealth’s sales tax, subject to certain exclusions and minimums, is dedicated to the MSBA to fund school building assistance.

Legislation enacted in March 2003 and July 2004 closed several so-called tax loopholes related to the sales tax. These included changes to the taxation of promotional advertising materials, goods delivered through “drop shipments” and items that are fabricated outside of Massachusetts but sold in the state. The Department of Revenue estimated that these changes would result in additional tax collections of $20 million to $23 million in fiscal 2005, $34 million to $48 million in fiscal 2006, and $71 million to $81 million on an annualized basis thereafter.

The federal Internet Tax Nondiscrimination Act, P.L. 108-435, passed by the U.S. Congress in late 2004, expands the definition of “Internet access,” which has the effect of exempting from Massachusetts sales tax telecommunications services purchased, used, or sold by a provider of Internet access for use in providing Internet access to its customers. Such telecommunications services had been taxed for Massachusetts sales/use tax purposes when purchased by a provider of Internet access. The Department of Revenue estimated that the impact of this legislation would be to reduce revenues by approximately $13 million in fiscal 2006 and $20 to $25 million annually thereafter.

Business Corporations Tax. Business corporations doing business in the Commonwealth, other than banks, trust companies, insurance companies, railroads, public utilities and safe deposit companies, are subject to an excise that has a property measure and an income measure. The value of Massachusetts tangible property (not taxed locally) or net worth allocated to the Commonwealth is taxed at $2.60 per $1,000 of value. The net income allocated to Massachusetts, which is based on net income for federal taxes, is taxed at 9.5%. The minimum tax is $456. Both rates and the minimum tax are inclusive of a 14% surtax.

In general, corporations apportion their income to Massachusetts based on the proportion of payroll, property, and sales within the Commonwealth, with sales being double-weighted. However, beginning January 1, 1996, legislation was phased in over five years establishing a “single sales factor” apportionment formula for the business corporations tax. The formula calculates a firm’s taxable income as its net income times the percentage of its total sales that are in Massachusetts, as opposed to the prior formula that took other factors, such as payroll and property into account. Beginning January 1, 1997, legislation was phased in which sourced sales of mutual fund shares to the state of domicile of the purchaser instead of sourcing the sales to the state where the mutual fund provider bore the cost of performing services.

Legislation enacted in March 2003 and November 2005 closed several so-called loopholes in the corporate tax structure. Among these were provisions dealing with real estate investment trusts, qualified subchapter S subsidiaries, and payments to related parties for intangible expenses. The Department of Revenue estimated that these changes would increase revenues by $196 million in fiscal 2006 and $198 million annually thereafter.

Financial Institutions Tax. Financial institutions (which include commercial and savings banks) are subject to an excise tax of 10.5%. Legislation enacted in March 2003 clarified the treatment of Real Estate Investment Trust (REIT) distributions with respect to the dividends-received deduction. REIT distributions received by businesses subject to the corporate excise tax are not to be treated as dividends; and further, they have never been exempt from taxation or partially exempt. REIT distributions are subject to taxation at the recipient level. The Department of Revenue estimated that this change would result in additional tax revenues of approximately $160 million to $180 million for fiscal 2003, about $19 million of which was the result of overpayments of estimated REIT tax liability for fiscal 2003, most of which was the result of liabilities for prior tax years. The Department of Revenue estimated that the REIT change would result in a revenue increase of $40 million to $60 million in each of fiscal 2004 and 2005, and would yield approximately the same amount in fiscal 2006 and subsequent fiscal years.

Insurance Taxes. Life insurance companies are subject to a 2% tax on gross premiums. Domestic companies also pay a 14% tax on net investment income. Property and casualty insurance companies are subject to a 2% tax on gross premiums, plus a 14% surcharge for an effective tax rate of 2.28%. Domestic companies also pay a 1% tax on gross investment income.

Other Taxes. Other tax revenues are derived by the Commonwealth from excise taxes on motor fuels, cigarettes, alcoholic beverages and deeds, among other tax sources. The excise tax on motor fuels is $0.21 per gallon. Chapter 186 of the Acts of 2002 raised the tax on cigarettes from $0.76 per pack to $1.51 per pack and also raised the tax rate on other types of tobacco products. The Department of Revenue estimated that this change would result in additional revenue of approximately $185 million in fiscal 2003, $155 million to $160 million in fiscal 2004, and $155 million in fiscal 2005 and thereafter. Legislation was enacted in March 2003 that allowed the Commissioner of Revenue to provide incentives for inheritance trusts to settle future obligations during fiscal 2003. Through this program, approximately $34 million was raised in fiscal 2004, but inheritance tax collections in subsequent years were reduced.

Recently, the United States Congress made numerous changes to Internal Revenue Code provisions relating to the estate and gift tax. For the estates of decedents dying on or after January 1, 2002, federal law raises the exemption amount and phases out the amount of the allowable credit for state death taxes by 25% a year until the credit is eliminated in 2005. Because the Massachusetts estate tax, prior to the recent statutory amendments, equaled the amount of the allowable federal credit for state death taxes, this federal change meant that the Massachusetts estate tax (known as a “sponge tax”) would be phased out and eliminated unless legislative action was taken. In October 2002, the Massachusetts estate tax was retained by “decoupling” the Massachusetts estate tax from the federal estate tax for decedents dying on or after January 1, 2003. The Massachusetts sponge tax is now tied to the Internal Revenue Code as in effect on December 31, 2000. These federal changes are estimated to have reduced fiscal 2003 collections by approximately $30 million to $40 million, and the decoupling is estimated to have increased fiscal 2004 tax revenues by $40 million and fiscal 2005 tax revenues by $13 million in the first three months of fiscal 2005, when the effect of the phase-in was complete.

In 1994, voters in the statewide general election approved an initiative petition, effective December 8, 1994, that would slightly increase the portion of gasoline tax revenue credited to the Highway Fund, one of the Commonwealth’s three major budgeted operating funds, prohibit the transfer of money from the Highway Fund to other funds for non-highway purposes and exclude the Highway Fund balance from the computation of the “consolidated net surplus” for purposes of state finance laws. The initiative petition also provided that no more than 15% of gasoline tax revenues could be used for mass transportation purposes, such as expenditures related to the MBTA. This law is not a constitutional amendment and is subject to amendment or repeal by the Legislature, which may also, notwithstanding the terms of the initiative petition, appropriate monies from the Highway Fund in such amounts and for such purposes as it determines, subject only to a constitutional restriction that such monies be used for motor vehicle, highway or mass transportation purposes. On five occasions, the Legislature has postponed the effective date of the provision that would exclude the Highway Fund balance from the computation of the consolidated net surplus. The fiscal 2004 GAA amended Chapter 29 of the General Laws to include the Highway Fund along with other budgeted funds in the calculation of the consolidated net surplus —thereby permanently changing the specific provision from what had been enacted by the initiative.

Tax Revenue Forecasting

Under state law, on or before October 15 and March 15 of each year, the Secretary of Administration and Finance is required to submit to the Governor and to the House and Senate Committees on Ways and Means estimates of revenues available to meet appropriations and other needs in the following fiscal year. On or before October 15, January 15 and April 15, the Secretary is required to submit revised estimates for the current fiscal year unless, in his opinion, no significant changes have occurred since the last estimate of total available revenues. On or before January 15 of each year, the Secretary is required to develop jointly with the House and Senate Committees on Ways and Means a consensus tax revenue forecast for the following fiscal year. The fiscal 2004 GAA also amended state law to require that subsequent consensus tax revenue forecasts be net of the amount necessary to fully fund the pension system according to the applicable funding schedule, which amount is to be transferred without further appropriation from the General Fund to the Commonwealth’s Pension Liability Fund.

Fiscal 2005. On January 14, 2004, the Executive Office for Administration and Finance and the Chairpersons of the House and Senate Committees on Ways and Means jointly announced a consensus fiscal 2005 Commonwealth tax estimate of $15.801 billion, of which $684.3 million was dedicated to the MBTA and $1.217 billion was dedicated to the Commonwealth’s annual pension obligation. The estimate was based upon a revised consensus tax estimate for fiscal 2004 of $15.230 billion and assumed 3.75% baseline growth for fiscal 2005, which resulted in a $15.801 billion tax estimate.

On June 25, 2004, the Governor signed into law the fiscal 2005 GAA. The fiscal 2005 GAA was based upon a tax estimate of $15.968 billion, consisting of the fiscal 2005 consensus tax estimate of $15.801 billion, plus an additional $89.0 million generated from the closing of various tax loopholes, $65.5 million from enhanced tax audits, and $12.7 million from the taxation of lottery prize assignment. The gross tax figure includes $1.217 billion dedicated to the Commonwealth fiscal 2005 pension obligation and $704.8 million in sales tax revenues dedicated to the MBTA. In order to comply with the Commonwealth’s statutory balanced budget requirement, the fiscal 2005 GAA also appropriated $340.0 million from the Stabilization Fund and $270.0 million from the FMAP Escrow Fund. The legislation contained a provision to reduce the amount appropriated from the Stabilization Fund should tax revenues by the third quarter of the fiscal year exceed benchmarks set by the January 14, 2004 consensus tax estimate.

On October 15, 2004, the Executive Office for Administration and Finance released a revised tax estimate for fiscal 2005 and a preliminary projection for fiscal 2006. The revised fiscal 2005 tax estimate was $16.231 billion, representing an increase of $301.0 million over the consensus fiscal 2005 tax estimate released on January 14, 2004, after factoring in tax law changes since the earlier estimate. Fiscal 2005 budgeted tax collections totaled $17.088 billion, before transfers to the MBTA and MSBA.

Fiscal 2006. On October 15, 2004 the Executive Office for Administration and Finance released a preliminary projection of tax revenues for fiscal 2006 of $17.035 billion, an increased of $804.0 million over the then-current fiscal 2005 tax estimate, assuming 5.0% baseline growth for fiscal 2006.

On December 6, 2004, the Executive Office for Administration and Finance and House and Senate Ways and Means Committees held a joint hearing in preparation for the consensus revenue estimate due on January 15, 2005. At that hearing, fiscal 2006 revenue estimates were presented by the Department of Revenue, the Massachusetts Taxpayers Foundation, and the Beacon Hill Institute. The Department of Revenue estimated fiscal 2006 tax revenues in the range of $17.341 billion to $17.464 billion, the Massachusetts Taxpayers Foundation forecast fiscal 2006 tax revenues of $17.368 billion, and the Beacon Hill Institute forecast fiscal 2006 tax revenues of $17.555 billion.

On January 14, 2005, the Chairpersons of the House and Senate Committees on Ways and Means and the Secretary for Administration and Finance announced that agreement could not be reached on the fiscal 2006 consensus tax revenue estimate. The Executive Office for Administration and Finance announced a fiscal 2006 tax revenue estimate of $17.336 billion, which the administration incorporated in its fiscal 2006 budget proposal released on January 26, 2005. The Chairpersons of the House and Senate Committees on Ways and Means announced a fiscal 2006 tax revenue estimate of $17.100 billion.

For the fiscal 2006 budget, the Executive Office for Administration and Finance and the House and Senate Committees on Ways and Means adopted different revenue estimates. The administration’s estimate was based upon its April 15, 2005 tax revenue estimate for fiscal 2006 of $17.500 billion, 2.4% more than fiscal 2005 receipts of $17.087 billion. (The administration’s April 2005 estimate was subsequently adjusted for several legal developments, which reduced the fiscal 2006 estimate by $52.5 million, to $17.448 billion, an increase of 2.1% over fiscal 2005 receipts.) The Ways and Means Committees have estimated tax revenue at $17.283 billion, or 1.2% above actual fiscal 2005 receipts, including a base of $17.1 billion (effectively equal to prior year collections), $105.0 million in additional revenues assumed to result from proposed tax loophole legislation, and $78.0 million in revenues resulting from increased audits. Both the Legislature’s and Governor’s gross tax estimates included $1.275 billion for the annual pension obligation, $712.6 million in sales tax dedicated to the MBTA and $488.7 million in sales tax dedicated to the MSBA. These costs are deducted from the gross tax estimate to determine net tax revenue.

On October 26, 2005, as a result of a periodic review required by state law, the Executive Office for Administration and Finance increased the tax revenue estimate for fiscal 2006 by $509.0 million, to $17.957 billion. On December 12, 2005, a fiscal 2007 consensus revenue estimate hearing was held, jointly chaired by the Secretary of Administration and Finance and the Chairperson of the House and Senate Ways and Means Committees. At that hearing, the Commissioner of Revenue, the Massachusetts Taxpayers Foundation, and Beacon Hill Institute provided tax revenue projections for fiscal 2006 and fiscal 2007. Fiscal 2006 tax revenue projections ranged from $17.878 billion to $18.028 billion. Subsequent to these forecasts, December 2005 tax collections were stronger than projected in the October 26, 2005 Executive Office for Administration and Finance fiscal 2006 tax revenue estimate of $17.957 billion. On January 17, 2006, the Executive Office for Administration and Finance revised the fiscal 2006 tax revenue estimate to $18.158 billion.

Fiscal 2007. At the December 12, 2005 consensus revenue estimate hearing, the Commissioner of Revenue and representatives from the Massachusetts Taxpayers Foundation and Beacon Hill Institute provided tax revenue projections for fiscal 2007 ranging from $18.878 billion to $19.951 billion. On January 13, 2006, the Executive Office for Administration and Finance and the Chairpersons of the House and Senate Committees on Ways and Means jointly announced a consensus fiscal 2007 Commonwealth tax estimate of $18.975 billion, of which $734.0 million is dedicated to the MBTA, $1.335 billion is dedicated to the Commonwealth’s annual pension obligations, and $572.5 million is dedicated to the MSBA. The fiscal 2007 tax revenue estimate represents growth of 4.5% over fiscal 2006. Excluding changes in the tax code, this represents growth of 4.1%, referred to as the baseline growth rate.

Fiscal 2005 and Fiscal 2006 Tax Revenues

Fiscal 2005. Tax revenue collections for fiscal 2005, ended June 30, 2005, totaled $17.088 billion, an increase of $1.135 billion or 7.1% over fiscal 2004.

The tax revenue increase of $1.135 billion over fiscal year 2004 is attributable in large part to an increase of approximately $305.6 million or 4.1% in withholding collections, an increase of approximately $303.9 million or 22.0% in income tax estimated payments, an increase of approximately $270.4 million or 23.1% in income tax payments with returns and bills and an increase of approximately $137.2 million or 3.7% in sales and use tax collections.

Fiscal 2006. Tax revenue collections for the first ten months of fiscal 2006, ended April 30, 2006 (“year-to-date”), totaled $15.078 billion, an increase of $1.148 billion or 8.2% over the first ten months of fiscal 2005.

The year-to-date tax revenue increase of $1.148 billion over fiscal 2005 is attributable in large part to an increase of approximately $357.5 million or 5.5% in withholding collections, an increase of approximately $196.6 million or 14.9% in income tax estimated payments, an increase of approximately $207.2 million or 17.9% in income tax payments with returns and bills, an increase of approximately $132.6 million or 4.1% in sales and use tax collections, and an increase of approximately $450.5 million or 35.1% in corporate and business collections, which are partially offset by changes in other revenues (net of refunds). The year-to-date collections exceeded the year-to-date benchmarks by approximately $224.1 million. The year-to-date benchmark was based on a fiscal 2006 tax revenue estimate of $18.158 billion issued by the Executive Office for Administration and Finance on January 17, 2006.

Federal and Other Non-Tax Revenues

Federal revenue is collected through reimbursements for the federal share of entitlement programs such as Medicaid and, beginning in federal fiscal 1997, through block grants for programs such as Transitional Assistance to. Needy Families (TANF) (formerly Aid to Families with Dependent Children (AFDC)). The amount of federal revenue to be received is determined by state expenditures for these programs. The Commonwealth receives reimbursement for approximately 50% of its spending for Medicaid programs. Block grant funding for TANF is received quarterly and is contingent upon a maintenance of effort spending level determined annually by the federal government. Departmental and other non-tax revenues are derived from licenses, tuition, registrations and fees and reimbursements and assessments for services.

For the Budgeted Operating Funds, inter-fund transfers include transfers of profits from the State Lottery and Arts Lottery Funds and reimbursements for the budgeted costs of the State Lottery Commission, which accounted for net transfers from the Lottery of $931.6 million, $941.3 million, $947.1 million, $974.6 million, and $1.014 billion in fiscal 2001 through 2005, respectively, and account for an estimated $1.053 billion in fiscal 2006.

On November 21, 2003, the Governor signed into law “An Act Relative to Fiscal Relief Funds.” The legislation established a new budgeted operating fund called the Federal Medicaid Assistance Percentage Escrow Fund (FMAP Escrow Fund). All revenue received from the federal Jobs Growth Reconciliation Act of 2003 in fiscal 2004 and 2005, unless otherwise designated for a specific purpose, was deposited into the FMAP Escrow Fund. The Commonwealth received $57.7 million in fiscal 2003, which was deposited into the General Fund. In fiscal 2004, after the transfer of $55.0 million to the Uncompensated Care Trust, a total of $402.7 million was deposited into the FMAP Escrow Fund. Thereafter, in fiscal 2004, $33.6 million was transferred from the FMAP Escrow Fund to the Economic Stimulus Fund to fund a variety of economic development programs. The fiscal 2005 GAA reserved $270.0 million of the remaining money in the FMAP Escrow Fund for fiscal 2005 expenditures. The remaining $99.1 million balance was transferred to the Stabilization Fund as part of the consolidated net surplus.

Tobacco Settlement. On November 23, 1998, the Commonwealth joined with other states in a master settlement agreement that resolved the Commonwealth’s and other states’ litigation against the cigarette industry. Under the agreement, cigarette companies have agreed to make both annual payments (in perpetuity) and five initial payments (for the calendar years 1999 to 2003, inclusive) to the settling states. Each payment amount is subject to applicable adjustments, reductions and offsets, including upward adjustments for inflation and downward adjustments for decreased domestic cigarette sales volume.

The Commonwealth’s allocable share of the base amounts payable under the master settlement agreement is approximately 4.04%. The Commonwealth’s allocable share of the base amounts under the agreement through 2025 is more than $8.3 billion, subject to adjustments, reductions and offsets. However, in pending litigation tobacco manufacturers are claiming that because of certain developments they are entitled to reduce future payments under the master settlement agreement, and certain manufacturers withheld payments to the states due on April 17, 2006. The Commonwealth believes it is due the full amount and is pursuing its claim to unreduced payments. If full payment is not collected by the end of fiscal 2006, the reduction of the Commonwealth’s projected non-tax revenues for fiscal 2006 caused by such non-payment would be approximately $26.6 million.

During fiscal 2000, the Legislature enacted two related laws to provide for disposition of the tobacco settlement payments. The legislation created a permanent trust fund (the HealthCare Security Trust) into which the Commonwealth’s tobacco settlement payments, other than payments for attorneys’ fees, are to be deposited. The legislation contemplated that a portion of the monies in the trust fund would be available for appropriation by the Legislature to supplement existing levels of funding for health-related services and programs, and the remainder of the monies in the trust fund would be held as a reserve fund and would not be appropriated. For fiscal 2000 through fiscal 2004, the amounts to be available for such purposes were originally stipulated to be $91.2 million, $94.0 million, $96.0 million, $98.0 million and $100.0 million, respectively, adjusted for the discounted amounts received by the Commonwealth in comparison to the master settlement agreement. The fiscal 2002 GAA changed this formula to 50% of amounts received in the settlement for fiscal 2002, fiscal 2003 and fiscal 2004. Beginning with fiscal 2005, 30% of the annual payments (not including any Strategic Contribution Fund payments) and 30% of the earnings on the balance in the trust fund were to be available for such purposes. As of June 30, 2005, the fund had a balance of $443.6 million on a statutory basis. The fund’s trustees reported a GAAP total asset position of %526.7 million as of June 30, 2005, exclusive of liabilities of $79.6 million, of which $52.3 million were payable to the General Fund of the Commonwealth in fiscal 2006 and will be payable to the General Fund of the Commonwealth in fiscal 2007.

For fiscal 2003 through 2006, inclusive, the Commonwealth has appropriated 100% of each fiscal year’s annual tobacco settlement payment for the respective year’s current spending.

The Commonwealth was also awarded $414.3 million from a separate Strategic Contribution Fund established under the master settlement agreement to reward certain states’ particular contributions to the national tobacco litigation effort. This additional amount, also subject to a number of adjustments, reductions and offsets, is payable in equal annual installments during the years 2008 through 2017.

Limitations on Tax Revenues

Chapter 62F of the General Laws, which was enacted by the voters in November 1986, establishes a state tax revenue growth limit for each fiscal year equal to the average positive rate of growth in total wages and salaries in the Commonwealth, as reported by the federal government, during the three calendar years immediately preceding the end of such fiscal year. The growth limit is used to calculate “allowable state tax revenue” for each fiscal year. Chapter 62F also requires that allowable state tax revenues be reduced by the aggregate amount received by local governmental units from any newly authorized or increased local option taxes or excises. Any excess in state tax revenue collections for a given fiscal year over the prescribed limit, as determined by the State Auditor, is to be applied as a credit against the then-current personal income tax liability of all taxpayers in the Commonwealth in proportion to the personal income tax liability of all taxpayers in the Commonwealth for the immediately preceding tax year. The law does not exclude principal and interest payments on Commonwealth debt obligations from the scope of its tax limit. However, the preamble contained in Chapter 62F provides that “although not specifically required by anything contained in this chapter, it is assumed that from allowable state tax revenues as defined herein the Commonwealth will give priority attention to the funding of state financial assistance to local governmental units, obligations under the state governmental pension systems and payment of principal and interest on debt and other obligations of the Commonwealth.”

Tax revenues in fiscal years 2001 through 2005 were lower than the “allowable state tax revenue limit” set by Chapter 62F and will be lower than the allowable limit again in fiscal year 2006.

Chapter 62F was amended by the fiscal year 2003 GAA and the fiscal year 2004 GAA to establish an additional tax revenue limitation. The fiscal year 2003 GAA created a quarterly cumulative “permissible tax revenue” limit equal to the cumulative year-to-date actual state tax revenue collected during the same fiscal period in the prior fiscal year, increased by the sum of the most recently available year-over-year inflation rate plus two percentage points. Effective July 1, 2003, at the end of each quarter the Commissioner of Revenue must calculate cumulative permissible tax revenue. The Comptroller must then divert tax revenue in excess of permissible tax revenue from the General Fund to a temporary holding account to make such excess revenue unavailable for expenditure. If actual tax revenue collections fall short of the permissible limit, the difference flows back into the General Fund. At the end of each fiscal year, tax revenue in excess of permissible state tax revenue for the year will be held in the temporary holding account pending disposition by the Comptroller. The Comptroller is required to first use any funds in the temporary holding fund to reimburse the Commonwealth Stabilization Fund for any amounts expended from the Stabilization Fund during the fiscal year. The general law amendments in the fiscal year 2004 GAA required that at the end of each fiscal year, the state comptroller must transfer remaining excess revenue from the holding account back to the General Fund for inclusion in consolidated net surplus.

In fiscal 2005, cumulative net state tax revenues used to calculate the Commonwealth’s state tax revenue growth limit, as established in Chapter 62F, were $17.190 billion, exceeding the permissible state tax revenue limit of $17.054 billion by $136.0 million. The excess amount was transferred to the Commonwealth’s Temporary Holding Fund, and subsequently transferred to the Stabilization Fund pursuant to Chapter 62F.

As of December 31, 2005, actual state tax revenue exceeded the permissible state tax revenue limit set by Chapter 62F by $94.3 million, and that amount was diverted from the General Fund to the temporary holding account. Based on the January 17, 2006 tax revenue estimate for fiscal 2006, the permissible tax revenue limit will require diversion of excess tax revenue from the General Fund if the inflation rate is below approximately 4.1% when measured at the end of the fiscal year. As of the most recent quarter for which data is available, inflation was 5.45%.

FISCAL 2006 AND FISCAL 2007

Fiscal 2006 Appropriations

On June 29, 2005, the Governor signed the General Appropriations Act for fiscal 2006. The budget as signed included $23.806 billion in spending, reflecting vetoes making $109.7 million in reductions compared to the conference committee budget as passed. The Legislature has subsequently overridden $108.9 million of the Governor’s vetoes, bringing the total value of the GAA to $23.915 billion. The GAA (including overrides) budgets $6.995 billion for Medicaid, $3.772 billion for education excluding school building assistance, $1.873 billion for debt service and $11.275 billion for all other programs and services.

For the fiscal 2006 budget, the Executive Office for Administration and Finance and the House and Senate Committees on Ways and Means adopted different revenue estimates. The administration’s estimate is based upon its April 15, 2005 tax revenue estimate for fiscal 2006 of $17.500 billion, 2.4% more than fiscal 2005 receipts of $17.087 billion. (The administration’s April 2005 estimate was subsequently adjusted for several legal developments, which reduced the fiscal 2006 estimate by $52.5 million, to $17.448 billion, an increase of 2.1% over fiscal 2005 receipts.) The Ways and Means Committees have estimated tax revenue at $17.283 billion, or 1.2% above actual fiscal 2005 receipts, including a base of $17.1 billion (effectively equal to prior year collections), $105.0 million in additional revenues assumed to result from tax loophole legislation currently pending, and $78.0 million in revenues resulting from increased audits. Both the Legislature’s and Governor’s gross tax estimates include $1.275 billion for the annual pension obligation, $712.6 million in sales tax dedicated to the MBTA, and $488.7 million in sales tax dedicated to the MSBA. These costs are deducted from the gross tax estimate to determine net tax revenue.

On October 26, 2005, as a result of a periodic review required by state law, the Executive Office for Administration and Finance increased the tax revenue estimate for fiscal 2006 by $509.0 million, to $17.957 billion. On January 17, 2006, the Executive Office for Administration and Finance further increased the tax revenue estimate for fiscal 2006 by $201.0 million, to $18.158 billion. A number of fiscal 2006 supplemental budgetary appropriation bills were filed.

On September 22, 2005, the Governor filed “An Act to Reform Education.” The objective of the bill was to improve K-12 education, especially math and science, to maintain international competitiveness. The bill proposed supplemental appropriations for fiscal 2006 of $46.6 million. The projected cost of the proposal for fiscal 2007 was $143.0 million. Key features of the bill included: (1) establishment of three annual bonus payment programs of $5,000 each for a new corps of math and science teachers, teachers of advanced placement math and science, and teachers in any subject with exemplary evaluations for contributing to growth in student achievement; (2) expansion of advanced placement math and science to all high schools, and establishment of seven math/science exam schools across the state; (3) introduction of math testing for licensing of all new teachers and all current elementary teachers of math; (4) expansion of math and science training of current teachers; (5) acceleration of intervention in underperforming schools and expanded management authority for superintendents and principals; (6) introduction of occupational-academic programs in regular high schools to pursue certificates of occupational proficiency, (7) provision of laptops to all middle and high school students, based on new technology for producing laptops at about $100; (8) parental preparation programs; and (9) establishment of the office of secretary of education.

Cash Flow

Fiscal 2005 ended with a non-segregated cash balance of $2.117 billion and a segregated bond balance of $435.7 million. On February 28, 2006, the State Treasurer and the Secretary of Administration and Finance released a revised projected cash flow forecast for fiscal 2006. The cash flow projection for fiscal 2006 was based on the GAA for fiscal 2006 and included the value of all vetoes and subsequent overrides as well as all prior appropriations continued into fiscal 2006 from the prior fiscal year. The cash flow projection also reflected all supplemental appropriations bills either filed or enacted that would impact the Commonwealth’s cash flow in fiscal 2006. It reflected authorized transfers between budgeted funds and certain reserve funds as provided for in the GAA and in subsequent legislation. The fiscal 2006 projection was based on actual spending and revenue through January 2006, and estimated for the remainder of fiscal 2006. The fiscal 2006 projection was based on the Executive Office for Administration and Finance’s revised fiscal 2006 tax estimate released on January 17, 2006 of $18.158 billion. The gross tax figure included $1.274 billion dedicated to the Commonwealth’s fiscal 2006 pension obligation, $712.6 million in sales tax revenues dedicated to the MBTA, and $488.7 million in sales tax revenues dedicated to the MSBA. The figure excludes local option tax revenues of $256.0 million.

Fiscal 2006 opened with a starting balance of $2.553 billion of cash and was projected to have a June 30, 2006 ending balance of $1.584 billion. These figures do not include balances in the Commonwealth’s Stabilization Fund or certain other off-budget reserve funds, but do include monies sequestered to pay for projected capital projects totaling $435.7 million with respect to the starting balance and $202.2 million with respect to the ending balance. Excluding these sequestered capital funds, the Commonwealth’s operating cash balance opened the year at $2.117 billion and was projected to end the fiscal year at $1.382 billion, a $735.0 million decrease. A portion of the overall decline in the operating cash balance was due to the anticipated net transfer of $1.104 billion to the Commonwealth’s Stabilization Fund during and in respect of fiscal 2006.

The Commonwealth’s cash flow management incorporates the periodic use of commercial paper borrowing to meet cash flow needs for both capital and operating expenditures. In particular, the Commonwealth makes local aid payments of approximately $1 billion to its cities and towns at the end of each calendar quarter, which in recent years has often resulted in short-term cash flow borrowings. The Commonwealth began fiscal 2006 with $140.1 million of commercial paper outstanding in the form of Bond Anticipation Notes (BANs), which have been paid from the proceeds of general obligation bond issues. In December 2005, the Commonwealth issued $200.0 million of Revenue Anticipation Notes (RANs) to make the December 2005 local aid payment to cities and towns. These RANs were repaid in December 2005 and January 2006. The Commonwealth issued $200.0 million of RANs in March 2006.

The cash flow projection included an estimated $1.404 billion in proceeds of long-term borrowing for capital projects in fiscal 2006, including a $400.0 million principal amount general obligation bond issue completed in August 2005, a $261.1 million principal amount general obligation bond issue (excluding the portion of the issue benefiting the MSBA) completed in October 2005, and a $350.0 million principal amount general obligation bond issue completed in March 2006. As of May 2006, the State anticipated using additional general obligation bonds in 2006.

Governor’s Fiscal 2007 Budget Proposal

On January 25, 2006, Governor Romney filed his fiscal 2007 budget proposal. The spending plan budgeted $25.187 billion, including $7.101 billion in Medicaid, $4.047 billion in K-12 education, $2.064 billion for debt service and contract assistance, $1.355 billion in non-education local aid, and $10.620 billion for all other programs and services. The Governor’s budget included a phased decrease in the personal income tax from 5.3% to 5.15% on January 1, 2007, and to 5.0% on January 1, 2008. This tax cut would reduce projected tax revenue for fiscal 2007 by $132.0 million.

The Governor’s fiscal 2007 budget proposal included an increase of 17.1% in non-education local aid by directing that all net proceeds from the state lottery be distributed to the Commonwealth’s cities and towns, as had been done prior to fiscal 2003. The budget includes an increase of 3.4% in Medicaid relative to the fiscal 2006 General Appropriation Act and of 4.9% relative to the fiscal 2006 Medicaid spending projection as of the budget proposal’s filing. The Governor’s budget recommendation proposes an increase of $275.0 million, or 7.3%, in K-12 education. These funds were proposed to support reforms to the state’s principal education funding law, called Chapter 70, by making it more responsive to enrollment changes, addressing historical aid inequities among similar communities, and recognizing increases in certain categories of school costs. The increased education funding was also to provide for certain components of the Governor’s Education Reform initiative, filed in September 2005, which were re-filed in the budget.

The Governor’s budget included a $200.0 million reserve account at the Executive Office for Administration and Finance to fund costs that may result from healthcare reform legislation then being formulated in a joint House and Senate conference committee. In addition, the Governor proposed that $50.0 million of the $200.0 million be taken from the Health Care Security Trust fund to support one-time costs associated with the implementation of healthcare reform in Massachusetts. (The Health Care Security Trust holds unexpended funds received from the master settlement agreement with tobacco companies and has a balance of $443.6 million). The budget also included the use of $60.5 million from the Stabilization Fund to provide the tax refunds resulting from the Peterson legislation signed on December 8, 2005. The budget also proposed to suspend for fiscal 2007 the statutory transfer of one-half of 1 percent of current year tax revenues to the Stabilization Fund prior to the calculation of the consolidated net surplus.

As of April 18, 2006, Medicaid spending in fiscal 2007 was projected to increase by as much as $132.0 million over the estimates used in the Governor’s proposed budget. Any increase in MassHealth spending was seen to likely be offset by an increase in federal revenue (FFP) equal to 50% of the spending.

On April 10, 2006 the Committee on Ways and Means of the Massachusetts House of Representatives submitted its fiscal 2007 budget proposal. This proposal includes spending of $25.271 billion. The budget also included a $200.0 million reserve to fund healthcare reform efforts in the Commonwealth consistent with fiscal 2007 budget proposal filed by the Governor. The House Ways and Means budget recommendation proposes the transfer of $275.0 million from the Commonwealth’s Stabilization Fund to its General Fund to support fiscal 2007 expenditures. It does not include a reduction in the personal income tax rate to 5.15% as the Governor proposed, thus providing an additional $132.0 million (relative to the Governor’s recommended budget) in projected revenue available for expenditure.

Subsequently, on April 28, 2006, the House approved a $25.453 billion budget bill, adding $182.0 million to the House Ways and Means Committee proposal. The final budget bill allocated the $200.0 million healthcare reform reserve to a number of healthcare costs: $80.6 million for several restored benefits, $77.8 million for enrollment increases in the MassHealth Essential program, $20.0 million for MassHealth rates for senior care plans, and $16.5 million for a variety of other MassHealth programs. In addition, the House added: $81.4 million in Chapter 70 education funding to cities and towns, $11.5 million to the Group Insurance Commission (GIC) to support lower employee contribution rates, $11.0 million for the Massachusetts Office of Travel and Tourism, and $91.8 million in a variety of other programs and services. Additional revenue sources or draws from reserves would need to be identified to support the additional spending included in the final House budget.

In addition, the House voted to include in its budget bill versions of an economic stimulus bill and a supplemental spending bill previously filed. The economic stimulus bill and the supplemental spending bill included approximately $450.0 million in spending, transfers, or decreases in revenues. These costs would be supported by the $304.8 million in the Transitional Escrow Fund. The needed balance would come from the Commonwealth Stabilization Fund. These bills also would authorize $200 million in debt-funded capital spending. The stimulus bill and supplemental spending bill were added as outside sections to the House budget bill. These amounts were in addition to the $25.453 billion spending figure identified above.

On May 17, 2006, the Senate Committee on Ways and Means submitted its fiscal 2007 budget proposal. The proposal includes spending of $25.446 billion. The Senate Ways and Means budget proposes the transfer of $350.0 million from the Commonwealth’s Stabilization Fund to its General Fund to support fiscal 2007 expenditures. It does not include a reduction in the personal income tax rate to 5.15% as the Governor proposed, thus providing an additional $132.0 million (relative to the Governor’s recommended budget) in projected revenue available for expenditure.

In addition, the Senate Ways and Means budget proposes to transfer an additional $136.0 million from the Commonwealth Stabilization Fund to the Transitional Escrow Fund. The Transitional Escrow Fund was created in September of 2005 and expired on June 30, 2006 with any remaining balance directed to the Commonwealth’s Stabilization Fund. This proposal adds the additional funds to the Transitional Escrow Fund’s current balance of $304.8 million, and it extends the life of the fund until June 30, 2007.

The Senate Ways and Means budget includes increases in the lottery distribution to cities and towns as proposed by the Governor. It also includes many of the changes to the Chapter 70 education funding law proposed in the Governor’s budget and increases proposed Chapter 70 spending by $210.4 million over fiscal 2006. The proposal does not include additional education spending proposed for other education reforms proposed by the governor. The budget proposal provides for estimated additional costs associated with healthcare reform legislation.

LEGAL MATTERS

There are pending in state and federal courts within the Commonwealth and in the Supreme Court of the United States various suits in which the Commonwealth is a party. In the opinion of the Attorney General as of April 18, 2006, no litigation is pending or, to his knowledge, threatened which is likely to result, either individually or in the aggregate, in final judgments against the Commonwealth that would affect materially its financial condition.

Programs and Services

From time to time, actions are brought against the Commonwealth by the recipients of governmental services, particularly recipients of human services benefits, seeking expanded levels of services and benefits and by the providers of such services challenging the Commonwealth’s reimbursement rates and methodologies. To the extent that such actions result in judgments requiring the Commonwealth to provide expanded services or benefits or pay increased rates, additional operating and capital expenditures might be needed to implement such judgments.

Ricci v. Murphy (U.S. District Court C.A. No. 72-469-T). Challenges by residents of five state schools for the retarded resulted in a consent decree in the 1970’s which required the Commonwealth to upgrade and rehabilitate the facilities in question and to provide services and community placements in western Massachusetts. The District Court issued orders in October 1986, leading to termination of active judicial supervision. On May 25, 1993, the District Court entered a final order vacating and replacing all consent decrees and court orders. In their place, the final order requires lifelong provision of individualized services to class members and contains requirements regarding staffing, maintenance of effort (including funding) and other matters.

On July 14, 2004, a subset of plaintiffs filed a motion to reopen the case and enforce the final order of May 25, 1993, asserting various reasons why the Department of Mental Retardation is not in compliance with the 1993 final order, mostly relating to the Commonwealth’s plan to close the Fernald Developmental Center. Another subgroup of plaintiffs (representing class members from the Dever and Wrentham Developmental Centers) continues to engage in a mediation process with the Department pursuant to a process prescribed by the final order. The Department filed a responsive pleading on August 16, 2004, asserting that all of the requirements of the final order were met. On August 28, 2004, the Disability Law Center filed a motion to intervene, asserting an interest on behalf of persons with disabilities in the closing of the facility, which was allowed. The Court has continued to call the parties in on an occasional basis to discuss ongoing issues such as plaintiffs’ access to certain records. A status conference took place on February 8, 2006. The judge ordered all transfers from Fernald halted indefinitely and appointed United States Attorney Michael Sullivan as court monitor over the closure of Fernald.

Rolland v. Romney (U.S. District Court C.A. No. 98-32208 KPN). This is a class action by mentally retarded nursing home patients seeking community placements and services. The court approved a settlement agreement entered into by the parties, which will provide certain benefits to nursing home residents with mental retardation and other developmental disabilities until 2007. The Department of Mental Retardation estimates that the agreement will cost approximately $5 million per fiscal year for seven years.

Lima v. Preston (Suffolk Superior Court). Plaintiffs in a class action sought to expand the scope of emergency medical services for certain immigrants for which Medicaid reimbursement may be obtained and sought changes in associated notification requirements. Plaintiffs’ motion for partial summary judgment was denied in February 2006, and the case was dismissed upon settlement by the parties in June 2006.

Health Care for All v. Romney et al. (U.S. District Court). A group of individual plaintiffs brought this action for injunctive and declaratory relief, challenging the Commonwealth’s administration of the MassHealth dental program. Specifically, the plaintiffs assert that the Commonwealth’s administration of the dental program fails to comply with the requirements allegedly imposed by federal Medicaid law.

By memorandum of decision entered July 15, 2005, the District Court determined that, with respect to eligible children, the Commonwealth has violated sections of the Medicaid Act that require prompt provision of services, adequate notice, and treatment at reasonable intervals. The court further held that these violations resulted, in part, from insufficient reimbursement to providers of dental services. No violations were found with respect to adult enrollees. The court ordered the parties to develop a joint remedial program and judgment. A joint proposed remedial plan, to be implemented over the next several years, was submitted to the Court. Proposals contained in the proposed plan include an increase in dental reimbursement rates for Medicaid eligible children, effective July 1, 2006, and the hiring of a third party administrator for the dental program at a possible yearly cost of approximately $6.6 million and other program changes and monitoring mechanisms that would further increase MassHealth spending by an estimated amount of $10 million to $30 million over the next several years, although the cost could be higher if utilization rates change more than expected. Final judgment incorporating the agreed-on remedial plan and payment of attorneys’ fees was entered in February 2006.

Rosie D. v. Governor. The plaintiffs asserted claims under the Early and Periodic Screening, Diagnostic and Treatment provisions of the federal Medicaid law. Specifically, the plaintiffs asserted that the Commonwealth is required to but does not provide them with intensive home-based mental health services. The plaintiffs have not quantified the cost of the services they seek. Trial was held from April 25 through June 9, 2005. On January 26, 2006, the Court issued its decision finding in favor of the plaintiffs on two of three counts of the complaint and ordering the parties to meet and attempt to achieve an agreed upon plan. The parties are currently engaged in negotiations.

Jane Doe, by John Doe, her father and next of kin v. Ronald Preston, Secretary of the Executive Office of Health and Human Services (United States District Court). This is a civil rights action asserting that the defendants have maintained a policy that allows juveniles in the custody of the Department of Youth Services (DYS) to be strip-searched in violation of their constitutional rights. The plaintiff is seeking certification of a class of juveniles committed to the custody of DYS. No class has yet been certified but potential class size would be approximately 15,000 to 20,000 juveniles. Defendants have sought summary judgment on qualified immunity grounds, which, if granted, would likely dispose of the entire case. Potential liability if summary judgment is not granted for the defendants could exceed $20 million due to the expected size of the class.

Taxes and Revenues

There are several tax cases pending which could result in significant refunds if taxpayers prevail. It is the policy of the Attorney General and the Commissioner of Revenue to defend such actions vigorously on behalf of the Commonwealth and the descriptions that follow are not intended to imply that the Commissioner has conceded any liability whatsoever. As of June 30, 2005, approximately $125 million in contingent liabilities exist in the aggregate in tax cases pending before the Appellate Tax Board, Appeals Court or Supreme Judicial Court. These contingent liabilities include both taxes and interest. Several cases comprise a sizeable share of these liabilities.

TJX Companies v. Commissioner of Revenue (Appellate Tax Board). The taxpayer is challenging a tax liability of approximately $21 million arising from the Commissioner’s disallowance of deductions for various royalty payments and interest taken in connection with transactions between several subsidiaries of the taxpayer. The case was tried at the Appellate Tax Board in January 2005 and remains under advisement.

Commonwealth of Massachusetts v. Philip Morris Inc., RJ Reynolds Tobacco Company, Lorillard Tobacco Company, et al. (Middlesex Superior Court). This matter arises under the Tobacco Master Settlement Agreement (“MSA”), entered into in 1998, that settled litigation and claims by Massachusetts and 45 other states, DC, Puerto Rico, Guam, the Virgin Islands, American Samoa, and the Northern Marianas (collectively the “States”), against the major tobacco manufacturers. Under the MSA, payments made by the Original Participating Manufacturers (“OPMs”) and subsequent Participating Manufacturers (collectively the Participating Manufacturers or “PMs”) are potentially subject to a number of adjustments. One such adjustment is the Non-Participating Manufacturer (“NPM”) Adjustment, which can be triggered if, among other things, the OPMs suffer a specified market share loss. Because the OPMs did suffer the requisite market share loss, the OPMs are seeking to reduce, by $1.1 billion (or 18.6%), the $6.2 billion payment they made to the States for 2003. Under the MSA, a payment will not be subject to adjustment if a nationally recognized economic firm selected jointly by the States and the OPMs determines that “the disadvantages experienced” by the PMs as a result of complying with the MSA were not “a significant factor contributing to the Market Share Loss” for 2003. The “significant factor proceeding” referred to above began in June 2005 and is being handled on behalf of the States by the law firm of Edwards Angell Palmer & Dodge LLP. A preliminary determination recently issued finding that the MSA was a significant factor contributing to the Market Share Loss.

On March 27, 2006, a final determination was issued by the economic consultants holding that the MSA was a significant factor contributing to the Market Share Loss. Based on that determination, certain PMs withheld approximately $806 million from the April 2006 MSA payment to the States, which would reduce the initial 2006 MSA payout to Massachusetts by approximately $32.5 million. On April 18, 2006 the Commonwealth filed an emergency motion for entry of an enforcement order and a declaratory order under the MSA that would require that the April 2006 payment be made in full. On April 17 and 19, 2006, the Commonwealth received two payments totaling $233.4 million under the MSA. This amount is $26.6 million less than had previously been projected.

Even though a “significant factor” determination factor has been made, a particular State’s allocated payment under the MSA is not subject to a Non-Participating Manufacturer adjustment if the State continuously had a “qualifying statute,” as defined in the MSA, “in full force and effect during the entire calendar year immediately preceding the year in which the payment in question is due, and diligently enforced the provisions of such statute during such entire calendar year.” Massachusetts had such a “qualifying statute” in effect for the relevant period. Nonetheless, the PMs may continue to withhold the portion of Massachusetts’ allocated April 2006 payments as estimated above. If the Commonwealth is found to have diligently enforced its qualifying statute, the PMs will not have sustained their burden and the withheld amounts will have to be released to the Commonwealth. If the PMs ultimately obtain a determination of “lack of diligent enforcement” that is not overturned on appeal, the April 2006 MSA payment to Massachusetts would be reduced by the amount withheld or by potentially some greater amount yet to be determined, depending on the outcome of proceedings in other states.

Grand River Enterprises Six Nations, Ltd. v. William Pryor et al. (S.D.N.Y. No. 02-05068). United States District Court, New York. This case challenges certain state statutes enacted following the execution of the Tobacco Master Settlement Agreement (“MSA”). The plaintiffs are a group of companies that manufacture, import or distribute cigarettes manufactured by tobacco companies that are not parties to the MSA, otherwise called Non-Participating Manufacturers (“NPMs”). The plaintiffs challenge so-called “escrow” or “qualifying” statutes enacted by various states, including Massachusetts, which require, among other things, each NPM to establish and fund an escrow or reserve account in an amount determined by the manufacturer’s sales volume in the state. The plaintiffs sued 31 attorneys general, including the Massachusetts Attorney General, alleging that the defendants have commenced or threatened enforcement actions against them for failure to establish or adequately fund their escrow accounts. The plaintiffs contend that these enforcement actions and the related statutes are unconstitutional, violate the Sherman Anti-Trust Act, and are pre-empted by the Federal Cigarette Labeling Act. The U.S. District Court dismissed the complaint against the Massachusetts Attorney General and the other non-New York defendants in September 2003, finding that it lacked personal jurisdiction over these parties and dismissed all causes of action except the anti-trust claim against the Attorney General of New York. The plaintiffs appealed, and, on September 28, 2005, the Court of Appeals for the Second Circuit held that the District Court has personal jurisdiction over the non-New York defendants and that the plaintiffs’ complaint sufficiently alleged a claim of violation of the domestic Commerce Clause of the United States Constitution. (The opinion also appears to permit the anti-trust claims to proceed against all defendants.) The defendant states, including Massachusetts, sought rehearing in the Second Circuit, which was denied. The affected states, including Massachusetts, are considering seeking certiorari in the United States Supreme Court. If the plaintiffs ultimately obtain a judgment declaring the states’ escrow statutes invalid, that result could make it more likely that the so-called NPM Adjustment referred to in the preceding paragraph might apply to reduce future payments to Massachusetts and other states under the MSA in amounts that could be significant but cannot be estimated at this time.

Environment

The Commonwealth is engaged in various lawsuits concerning environmental and related laws, including an action brought by the U.S. Environmental Protection Agency alleging violations of the Clean Water Act and seeking to reduce the pollution in Boston Harbor. United States v. Metropolitan District Commission. See also Conservation Law Foundation v. Metropolitan District Commission. The Massachusetts Water Resources Authority (MWRA), successor in liability to the Metropolitan District Commission (MDC), has assumed primary responsibility for developing and implementing a court-approved plan and timetable for the construction of the treatment facilities necessary to achieve compliance with the federal requirements. The MWRA currently projects that the total cost of construction of the wastewater facilities required under the court’s order, not including CSO costs, will be approximately $3.142 billion in current dollars, with approximately $131 million to be spent after June 30, 2001. With CSO costs, the MWRA anticipates spending approximately $633 million after that date. Under the Clean Water Act, the Commonwealth may be liable for any cost of complying with any judgment in these or any other Clean Water Act cases to the extent the MWRA or a municipality is prevented by state law from raising revenues necessary to comply with such a judgment.

Wellesley College is seeking contribution from the Commonwealth for costs related to the clean up of environmental contamination on the Wellesley College campus and adjacent areas, including Lake Waban. On September 5, 2001, the court entered judgment incorporating a partial settlement between the parties, under which the College will fund a clean up of hazardous materials at the campus and the northern shoreline of Lake Waban, which is expected to cost approximately $40 million. The Judgment has since been amended by agreement of the parties and approval by the court. Pursuant to the terms of the partial settlement and Judgment, the Commonwealth has reimbursed the College about $1,068,000 (about 2.5%) from an escrow account, after the Department of Environmental Protection determined that the clean up in the shoreline of Lake Waban was properly performed. No further reimbursement is due to the College under the Judgment. The clean up of the remainder of Lake Waban, downstream areas and groundwater is not addressed under the current settlement, because the Department of Environmental Protection has not yet selected a remedy for these areas. Once a remedy is determined and costs are known, negotiations may be reopened with the College. The Commonwealth and the College have reserved their rights against each other regarding liability for the future clean up costs for this part of the site, which could involve tens of millions of dollars.

In re Massachusetts Military Reservation (pre-litigation). The Commonwealth, through the Executive Office of Environmental Affairs, the Department of Environmental Protection and the Attorney General’s Office, is engaged in preliminary discussions with federal Natural Resource Trustees, including the United States Army and Air Force, the Department of Interior and the National Oceanic and Atmospheric Administration regarding natural resource damages at the Massachusetts Military Reservation on Cape Cod. The Commonwealth’s Executive Office of Environmental Affairs is the State Natural Resources Trustee. Federal Trustees claim that the Commonwealth and others are liable for natural resource damages due to widespread contamination primarily from past military activities at the Reservation. This asserted liability also may extend to response actions and related activities necessary to remediate the site. The assessment process for natural resource damages is set forth in federal regulations and is expected to take many months to complete. While no recent comprehensive estimate of natural resource damages and response actions is available, it is expected that the damages and response actions may cost at least tens of millions of dollars. Currently the Commonwealth is in settlement negotiations with one of the private contractors regarding contamination at a portion of the MMR site.

Conservation Law Foundation v. Romney. An environmental group has brought a Clean Air Act citizens’ suit in United States District Court seeking to compel the Commonwealth to improve the state’s mass transit system in connection with the approaching completion of the Central Artery/Tunnel project. Two specific mass transit projects that the plaintiff is advocating for but that the Commonwealth is not itself currently planning to build are the restoration of the Arborway branch of the Massachusetts Bay Transportation Authority’s Green Line in the Jamaica Plain section of Boston and the construction of a subway line in downtown Boston connecting the Charles/MGH station on the MBTA’s Red Line with the Bowdoin station on the MBTA’s Blue Line. The Commonwealth has moved to dismiss certain of the plaintiff’s claims on the ground that they are not legally cognizable under the Clean Air Act. That motion was allowed in part and denied in part.

Other Matters

Shwachman v. Commonwealth. The Commonwealth, through its Division of Capital Asset Management, took by eminent domain certain property in Worcester to build a new courthouse for Worcester County. Suit was filed in Worcester Superior Court in May 2004 seeking additional compensation for the taking of land for the new Worcester County Courthouse. The plaintiff may seek an additional $30 million in such an action. Discovery is ongoing, with a final pre-trial conference to be held by April 15, 2007.

Perini Corp., Kiewit Construction. Corp., Jay Cashman, Inc., d/b/a Perini—Kiewit—Cashman Joint Venture v. Commonwealth. In six consolidated cases and related potential litigation, plaintiffs make claims for alleged increased costs arising from differing site conditions and other causes of delay on the Central Artery/Tunnel Project. Plaintiffs have asserted claims in excess of $150 million. These claims are at various stages of resolution, including the Supreme Judicial Court, Appeals Court, Superior Court, and the Central Artery Tunnel Project Dispute Review Board panels.

American Council of Engineering Cos. v. Mass Turnpike, Mass Highway Department and the Commonwealth (Suffolk Superior Court). The plaintiff, a trade association of consulting engineers, asserts that, due to the financial difficulties of two insurers who are part of the Central Artery/Tunnel Project’s Owner-Controlled Insurance Program (OCIP), the CA/T Project is contractually required to replace two insurance policies totaling $25 million. The Commonwealth’s motion to dismiss has been denied and the case is at the discovery stage.

Central Artery/Tunnel Cost Recovery Program Litigation. In 2004, the Commonwealth and the Massachusetts Turnpike Authority filed ten civil actions in Suffolk Superior Court against section design consultants of the Central Artery/Tunnel Project, claiming that the designers’ errors and omissions caused the CA/T Project to expend additional costs during construction. The actions were filed as part of the CA/T Project’s Cost Recovery Program to recoup extra costs directly attributable to the designers’ errors and omissions in design. The Commonwealth and the Turnpike Authority also filed a complaint in 2004 in Suffolk Superior Court against the Project’s management consultant, Bechtel/Parsons Brinckerhoff, a joint venture. The main claim in this case, which was stayed until December 31, 2005, is B/PB’s failure to disclose the true cost of the CA/T Project. The cost recovery efforts were transferred to the Attorney General’s office effective February 1, 2005.

Nathaniel Lavallee et al. v. Justices of Hampden Superior Court et al., Michael Carabello et al. v. Justices of Hampden Superior Court et al., and Rosemary Cooper v. Region V Administrative Justice et al. (Supreme Judicial Court for Suffolk County). In these companion cases, the Supreme Judicial Court (SJC) decided in July 2004 that the constitutional rights of indigent criminal defendants in Hampden County had been violated. The Committee for Public Counsel Services (CPCS) could not appoint attorneys for them because statutory rates of State-paid compensation were so low that many Hampden County bar advocates had become unwilling to accept appointments. The court ruled that indigent criminal defendants must be released from custody if they have been incarcerated pending trial for more than seven days without counsel, and that charges must be dismissed without prejudice after 45 days without counsel. The court declined, at that time, to order an increase in rates of bar advocate compensation.

The cases were remanded to the SJC Single Justice, who then created a mechanism for the appointment of counsel by Hampden County courts, parallel to the CPCS structure. Since then, attorneys have been appointed within permissible time limits in every case to date. One lawyer, Rosemary Cooper, seeks compensation at a rate that may be in excess of the statutory maximums. That case is on appeal to the Supreme Judicial Court. With the exception of that aspect of the Lavallee cases, the litigation is not currently active, but could be resumed if the shortage of available attorneys recurs.

Arianna S. et al. v. Commonwealth (Supreme Judicial Court for Suffolk County). This is a class action on behalf of all indigent persons who are constitutionally entitled to State-compensated counsel in civil and criminal proceedings. The petitioners claim to have been deprived of the effective assistance of counsel because of the low rates paid to bar advocates, and to represent a statewide class consisting of all indigent persons similarly situated. The relief sought includes a court-ordered increase in bar advocate compensation. No reliable estimate has been made of the amount of expenditures sought, but it is foreseeable that an increase in spending could total as much as $80-90 million per year. The Commonwealth has moved to dismiss the case, and proceedings have been stayed. Recently, the plaintiffs moved to dismiss the stay, but a Single Justice of the Supreme Judicial Court denied that motion. A bill containing significant changes affecting the provision of legal services to indigents was just signed into law. The effect of that legislation on these cases, if any, is unclear.

City of Springfield v. Board of Education et al. (Hampden Superior Court). The City of Springfield, the members of its School Committee and the Superintendent of Schools seek declaratory and injunctive relief to resolve a controversy with respect to the responsibility for paying the cost of implementing orders for racial imbalance in its public school system. Section 1I of M.G.L. c. 15 provides, in pertinent part, that the Commonwealth shall, subject to appropriation and approval of the Board of Education, pay to a city one hundred percent of the cost of transportation of certain pupils. Springfield claims that sufficient funds have not been paid over to the City dating back more than 20 years. While a specific dollar amount is not demanded in the complaint, plaintiffs have made statements in the press that the city is owed $400 million.

Goldberg v. Commonwealth (Suffolk Superior Court). This case involves billboards at the East Boston entrance to Logan Airport. One billboard was removed as part of parkland mitigation for the CA/T Project. The plaintiff claims to be subject to a regulation that prohibits billboards within 300 feet of a park. Thus, the plaintiff expects to lose the rest of his billboards and values the loss of these property rights at approximately $20 million.

Suffolk Construction Co. and NER Construction Management, Inc. d/b/a Suffolk/NER v. Commonwealth of Massachusetts Division of Capital Asset Management (Suffolk Superior Court). The general contractor for the historic renovation project for the Suffolk County Courthouse sued the Division of Capital Asset Management claiming that it is owed additional amounts for extra costs and delays associated with the project. Total exposure is approximately $60 million ($16 million in claims of the general contractor and $44 million in pass-through claims from subcontractors).

Edward J. Sullivan, as Clerk-Magistrate of the Middlesex Superior Court et al. v. Robert J. Mulligan, as Chief Justice of Administration and Management & others (Middlesex Superior Court, Supreme Judicial Court for Suffolk County). On April 7, 2006, plaintiffs who work in the Edward J. Sullivan Courthouse in Cambridge sought a temporary restraining order to stop scheduled elevator-repair work due to concerns about asbestos. The requested order was denied by both the Middlesex Superior Court and the Supreme Judicial Court for Suffolk County, which remanded the matter for further proceedings.

* * * * *

RATING AGENCIES’ ACTIONS

As of July 2006, Standard & Poor’s Moody’s and Fitch assigned bond ratings of AA, Aa2 and AA, respectively, to the Commonwealth’s general obligation bonds. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency. Any such downward revisions or withdrawals of ratings could have adverse effects on the market price of the Commonwealth’s municipal obligations.

ADDITIONAL CONSIDERATIONS

Massachusetts municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from Massachusetts state personal income taxes. Accordingly, the funds’ investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX D

[Appendix D to be amended]

ADDITIONAL INFORMATION CONCERNING

NEW YORK MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in New York municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State of New York (“New York” or the “State”) and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based primarily on information from official statements relating to offerings of New York issuers and other reports publicly issued by the State or certain of its agencies. Any estimates of future results and other projections are statements of opinion based on available information at the time made and are subject to risks and uncertainties which may cause actual results to differ materially. The funds have not independently verified, and are not responsible for, the accuracy or timeliness of this information. Such information is included herein without the express authority of any New York issuer.

CURRENT ECONOMIC OUTLOOK

The New York economy began its fourth year of expansion at the end of the summer poised to grow at a slower pace than was observed in 2005 and earlier this year. The most recent data continue to indicate that the State’s economic momentum peaked during the first half of 2005, presaging the current national slowdown. Because of the State’s position as a financial market capital, the State economy was expected to be more sensitive to the Federal Reserve’s ongoing policy of monetary tightening than the economies of other states. While the health, education, professional and business services, and tourism sectors are expected to continue to lead State economic growth, the overall pace of growth is expected to slow going forward. Total State employment growth of 0.8 percent is now projected for 2006, followed by growth of 0.7 percent for 2007. Private sector employment growth is projected to slow to 0.8 percent in 2007, following growth of 1.0 percent for this year. Correspondingly, DOB now projects growth in State wages to slow from 6.3 percent in 2006 to 5.5 percent in 2007. Similarly, growth in total State personal income is now projected to slow to 5.4 percent for 2007 from 5.8 percent in 2006.

The most recent establishment-level data, which permits a more detailed analysis of the State’s labor market dynamics, continues to support a positive outlook for State employment growth. The State’s gross rate of job creation comfortably exceeds the gross rate of job destruction. Nevertheless, the recent upturn in the job destruction index may be yet another indicator of the slowing of State economic growth. As mentioned above, recent Federal Reserve policy appears aimed at engineering a soft landing for the U.S. economy as was successfully accomplished in 1994-95. However, as the events of that period demonstrated, because of the State’s position as a financial market capital, the New York economy tends to be more sensitive to monetary policy actions than the economies of other states. Employment growth at both the State and national levels responded negatively to the seven consecutive interest rate hikes implemented by the Federal Reserve between January 1994 and January 1995. Thus the soft landing projected for the nation could turn into a significant slowdown for New York.

In 2006-07, the General Fund GAAP Financial Plan projects total revenues of $43.4 billion, total expenditures of $51.8 billion, and net other financing sources of $7.5 billion, resulting in an operating deficit of roughly $800 million and a projected accumulated surplus of $1.4 billion. The operating results primarily reflect the 2006-07 cash-basis surplus, the impact of enacted tax reductions on revenue accruals and a partial use of the 2005-06 surplus to support 2006-07 operations.

In 2006-07, General Fund spending, including transfers to other funds, is projected to total $51.3 billion. State Funds spending, which includes spending from both the General Fund and other funds supported by dedicated taxes, assessments, tuition revenues, HCRA resources and other non-Federal revenues, is projected to total $78.1 billion in 2006-07. All Funds spending, the broadest measure of the State Budget that includes Federal aid, is projected to total $114.0 billion in 2006-07.

As of June 12, 2006, the State projected General Fund disbursements, including transfers to other funds, of $50.8 billion in 2006-07, an increase of $4.3 billion (9.4 percent) over 2005-06 actual results. Increases in Grants to Local Governments, State Operations, and General State Charges are partially offset by a decrease in transfers to other funds. As of November 6, 2006, General Fund disbursements, including transfers to other funds, totaled $24.6 billion, $320 million above the July Update Financial Plan estimate. The vast majority of variances are timing-related and are not expected to impact year-end results. Local assistance spending for the first six months exceeded projections by $541 million. Earlier than anticipated initial school year aid payments, later-than-expected application of the public assistance offset, payments to CUNY for collective bargaining, and higher-than-projected spending for Children and Families and mental hygiene, were partially offset by lower-than-expected disbursements for public health, and a range of other programs. In State Operations, spending came in $95 million below expectations, primarily due to shifts in spending patterns as compared to prior year trends. In General State Charges, later than expected payments for worker's compensation and taxes on public lands ($130 million occurred in October rather than September) accounted for most of the $142 million in under-spending. Transfers to other funds were slightly above planned levels.

As of June 12, 2006, the Division of the Budget (DOB) projects the State will end the 2006-07 fiscal year with a General Fund balance of $3.3 billion. This balance is not a surplus from 2006-07 operations, but reflects $1.0 billion in long-term undesignated reserves and $2.3 billion previously set aside to finance existing or planned commitments. The long-term reserves consist of $944 million in the State’s Rainy Day Reserve, which has a balance that is at the statutory maximum of 2 percent, and $21 million in the Contingency Reserve for litigation risks. The reserves previously set aside for planned commitments include $276 million in the Community Projects Fund to finance existing legislative and gubernatorial initiatives, $1.8 billion in a spending stabilization reserve (the amount of the 2005-06 surplus remaining after balancing the 2006-07 budget) that is planned to be used in equal amounts to lower the projected 2007-08 and 2008-09 budget gaps, and $250 million for debt reduction. It is expected that the money for debt reduction will be used by the end of the fiscal year to reduce high cost debt and future debt service costs. If that happens, the General Fund closing balance in 2006-07 would be $3.0 billion. As of November 6, 2006, DOB forecasts General Fund current services spending of $54.6 billion in 2007-08, an increase of $3.3 billion (6.4 percent) over 2006-07 projections. Growth in 2008-09 is projected at $3.3 billion (6.0 percent).

Special Considerations

Many complex political, social, and economic forces influence the State’s economy and finances. Such forces may affect the State Financial Plan unpredictably from fiscal year to fiscal year. For example, the Financial Plan is necessarily based on forecasts of national and State economic activity. Economic forecasts have frequently failed to accurately predict the timing and magnitude of specific and cyclical changes to the national and State economies. The Financial Plan also relies on estimates and assumptions concerning Federal aid, law changes, and audit activity.

Non-Implementation of Unconstitutional Items

In acting on the legislative budget, the Governor vetoed 39 items worth $1.5 billion in the General Fund ($2.2 billion All Funds) on constitutional grounds. The Enacted Budget Financial Plan estimates set forth herein incorporate the savings generated by the Governor’s vetoes of such items, the most significant of which concerned Medicaid and a new tax rebate program. The General Fund value of the unconstitutional items is $1.5 billion in 2006-07 and roughly $1.1 billion in each of the out-years. If litigation challenging the non-implementation of one or more of the vetoed items is ultimately successful, the Financial Plan could be at risk for an amount up to the value of the vetoes.

Reduction in Sales Tax on Gasoline/Other Budgetary Items

The Financial Plan set forth in this disclosure reflects the actions of the Legislature and Governor through May 12, 2006. Since that time, the State enacted a “cap” on the State sales tax for gasoline. Prior to the cap, the State collected an average of 12 cents in sales taxes on a gallon of gas at current prices; this law caps the tax at 8 cents per gallon. DOB estimates that the cap, which took effect on June 1, 2006, will result in a revenue loss of roughly $160 million in the current fiscal year and $220 million annually thereafter. The impact of this tax reduction, along with any other changes that may be enacted through the end of the regular legislative session in June 2006, will be reflected in the State’s First Quarterly Update to the 2006-07 Financial Plan that DOB plans to issue in July 2006.

Risks to the U.S. Forecast

In addition to the risks outlined above, a shock to the economy related to geopolitical uncertainty, particularly in the form of a direct attack, remains the greatest risk to the U.S. forecast. DOB’s outlook for household sector spending continues to rely on healthy growth in employment and wages, a gradual receding of inflationary pressures, a slow decline in the housing market, and the settling of interest rates at a relatively “neutral” level. If the Federal Reserve believes that the long bond term premium is permanently lower, then it might feel the need to raise short-term interest rates by more than in the past in order to preempt inflationary pressure, presenting the possibility that the Federal Reserve could overshoot. A weaker labor or housing market, or higher interest rates than expected could result in lower consumer spending than projected. Lower household spending could, in turn, lead the business sector to pare down inventories even further, putting downward pressure on a labor market that has already shown signs of slowing. Energy market speculation in the face of a tight and uncertain supply of oil remains a risk to the inflation forecast, and is compounded by risks to the value of the dollar. The recent declines in energy prices could easily reverse and take a larger bite out of both household and business spending than expected. Finally, excessive volatility in equity prices represents an additional source of uncertainty. However, stronger job growth, lower energy prices, or lower long-term interest rates than anticipated could result in a stronger national economy than projected.

Risks to the Financial Plan

All of the risks to the U.S. forecast apply to the State forecast as well, although as the nation’s financial capital, interest rate risk and equity market volatility pose a particularly large degree of uncertainty for New York. Finance and insurance sector bonuses fell 7.7 percent during the 1994-95 State fiscal year in the wake of the Federal Reserve’s policy shift. This risk would become amplified should the central bank overshoot its target. The impact of rising rates on the State’s housing sector also poses a risk. Should the State’s real estate market cool more rapidly than anticipated, household consumption and taxable capital gains realizations could be negatively affected. These effects could ripple though the economy, depressing both employment and wage growth. In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities, could result in higher wage and bonuses growth than projected.

In any year, the Financial Plan is subject to risks that, if they were to materialize, could affect operating results. The profile of risk has not changed materially since the July Update Financial Plan. However, given the fact that the Financial Plan has been revised to include significant reductions in spending and increases in receipts, DOB believes it is prudent to create additional reserves of $500 million to guard against current-year transaction risks.

The most significant risks include the following:

School Finance Litigation

In 2003, the State Court of Appeals found that the State’s school financing system failed to provide students in New York City with an opportunity for a sound basic education (SBE), in violation of the State Constitution. The State’s SBE aid program that began in 2005-06 is part of an effort to comply with the State Court of Appeals ruling. On May 8, 2006, the Court of Appeals authorized an expedited briefing schedule to hear arguments related to the State’s compliance with the Court’s order. Oral arguments were made on October 10, 2006, and a decision is anticipated within the next few months.

Approximately 40 percent of "traditional" school aid is provided to New York City. The 2006-07 Budget also includes $700 million in SBE Aid in the 2006-07 school year, of which approximately 60 percent is for New York City (an increase of roughly $225 million over 2005-06). VLT revenues, which are earmarked to finance SBE Aid, are forecasted to total $328 million in State fiscal year 2006-07, $663 million in State Fiscal Year 2007-08 and $1.3 billion in State fiscal year 2008-09. To supplement VLT revenues until operations commence in all facilities, the State has provided $100 million in General Fund support in 2006-07 and projects another $247 million in 2007-08. Further delays in the opening of currently authorized VLT facilities or the failure to approve proposed expansion of the number of authorized facilities would adversely affect the level of VLT revenues available to finance SBE Aid. Specifically, the VLT estimate for 2008-09 depends on the Aqueduct VLT facility opening in April 2008. The expected opening has been moved from October 2007 due to delays in facility development. Also, additional VLT estimates of $330 million beginning in 2008-09 depend upon the passage of legislation authorizing an expansion in the number of VLT facilities. It should be noted that the Legislature has not adopted proposed expansion legislation for the past three years. The Mid-Year Plan projects traditional school aid increases of roughly $500 million annually for 2007-08 and 2008-09.

To directly address New York City school construction funding, the 2006-07 Budget authorized (1) $1.8 billion in capital grants issued by the State for New York City school construction, and (2) the City's Transitional Finance Authority (TFA) to issue $9.4 billion in bonds for school construction, which will be supported in part with State building aid receipts that the City may assign to TFA.

Litigation is ongoing and there is no assurance that these remedies will be sufficient to meet the Court’s standards, or that other litigation will not arise related to the adequacy of the State’s school financing system.

School Supportive Health Services

The Office of the Inspector General (OIG) of the United States Department of Health and Human Services is conducting six audits of aspects of New York State’s School Supportive Health Services program with regard to Medicaid reimbursement that cover $1.4 billion in claims submitted between 1990 and 2001. To date, OIG has issued four final audit reports, which cover claims submitted by upstate and New York City school districts for speech pathology and transportation services. The final audits recommend that the Centers for Medicare and Medicaid Services (CMS) disallow $173 million of the $362 million in claims for upstate speech pathology services, $17 million of $72 million for upstate transportation services, $436 million of the $551 million in claims submitted for New York City speech pathology services, and $96 million of the $123 million for New York City transportation services. New York State disagrees with the audit findings on several grounds and has requested that they be withdrawn. If the recommended disallowances are not withdrawn, the State expects to appeal.

While CMS has not taken any action with regard to the disallowances recommended by OIG, CMS is deferring 25 percent of New York City claims and 9.7 percent of claims submitted by the rest of the State, pending completion of the audits. Since the State has continued to reimburse school districts for certain costs, these Federal deferrals are projected to drive additional spending of $161 million over the next three years, which has been reflected in the State’s Financial Plan.

Federal Actions

At the request of the Federal Government, the State discontinued intergovernmental transfer payments in 2005-06 pending Federal approval of a State Plan Amendment (SPA). The SPA was approved late in the 2005-06 fiscal year for a one-year term only and must be resubmitted annually. These payments are related to disproportionate share hospital payments to public hospitals throughout the State, including those operated by the New York City Health and Hospitals Corporation, the State University of New York (SUNY) and the counties. If these payments are not approved in 2006-07 and beyond, the State’s health care financing system would be adversely affected.

Other Risks

The State incurred costs related to the emergency financial coverage of prescription drug costs for dual-eligible individuals (i.e., eligible for both Medicare and Medicaid benefits) due to nationwide implementation issues with the Federal Medicare Part D Program. These costs totaled roughly $120 million as of March 31, 2006. The Federal government has assured the State that it will fully reimburse these costs, but there can be no assurance that it will do so in a timely manner or at the levels identified by the State.

Existing labor contracts with all of the State's major employee unions expire at the end of 2006-07. The Updated Financial Plan does not set aside any reserves for future collective bargaining agreements in 2007-08 or beyond. Each future 1 percent salary increase would cost roughly $88 million annually in the General Fund and $136 million in All Funds.

The State Financial Plan projections for 2006-07 and beyond assume approximately $450 million annually in receipts that are the subject of ongoing negotiations between the State and New York City. Actual receipts in 2005-06 were $450 million below planned levels, which the State recovered on a cash-basis by reducing spending for State aid to the City for reimbursement of CUNY costs.

2006-07 ENACTED BUDGET FINANCIAL PLAN

The State finalized the Enacted Budget for 2006-07 on April 26, 2006. The General Fund is balanced on a cash basis, with annual spending projected to grow by over 9 percent, reflecting substantial increases in school aid, health care, and higher education. All Governmental Funds spending, which includes Federal aid, is estimated at $112.5 billion, an increase of 7.8 percent from 2005-06. State tax receipts are expected to return to a historical growth rate of roughly 5 percent over 2005-06 levels, following two consecutive years in which growth exceeded 10 percent for the first time ever. State debt outstanding is projected to total $50.7 billion in 2006-07, with debt service equal to roughly 4.2 percent of All Funds receipts.

Entering the 2006-07 budget cycle, the State estimated a budget imbalance of $751 million in 2006-07 and gaps in the range of $3 billion to $4 billion in future years. The Governor’s Executive Budget proposal, if enacted in its entirety, would have eliminated the 2006-07 imbalance and left gaps of $1.9 billion in 2007-08 and $3.9 billion in 2008-09. The Enacted Budget Financial Plan, which incorporates both the Legislature’s modifications to the Executive proposal and the impact of gubernatorial vetoes and subsequent legislative overrides (through May 12, 2006, the date of the Enacted Budget Financial Plan), is also balanced in 2006-07, but projects an estimated gap of $3.7 billion in 2007-08 and $4.3 billion in 2008-09.

The Enacted Budget includes a number of substantive fiscal and policy actions. These include:

•	An increase of nearly $1.3 billion in school aid (school year basis).

•	A $1.1 billion All Funds spending increase in Medicaid including the completion of the takeover by the State of Family Health Plus (FHP) costs from counties and State (rather than county) payment of all Medicaid costs in excess of 3.25 percent growth.

•	A new statewide school construction grant program totaling $2.6 billion, with $1.8 billion for New York City, $400 million for other high-need districts, and $400 million for all other districts.

•	Authorization for New York City to issue $9.4 billion in bonds for school construction through the Transitional Finance Authority, which will be supported in part by state building aid payments.

•	Elimination of the sales tax on clothing purchases under $110, which is expected to lower receipts by roughly $600 million annually.

•	A limitation on duplicative prescription drug coverage for persons eligible for both Medicare Part D and Medicaid, which is estimated to avoid roughly $220 million in costs (2006-07 only).

•	A new Medicaid Inspector General’s Office (created administratively) to identify, investigate, and prosecute Medicaid fraud.

•	A $1.8 billion spending stabilization reserve which is planned to lower the 2007-08 and 2008-09 budget gaps in equal amounts.

•	A $250 million deposit to the State’s Debt Reduction Reserve that will be used to eliminate high-cost debt.

2006-07 Receipts Forecast

Tax Receipts

Financial Plan receipts comprise a variety of taxes, fees, charges for State-provided services, Federal grants, and other miscellaneous receipts. The receipts estimates and projections have been prepared by DOB with the assistance of the Department of Taxation and Finance and other agencies concerned with the collection of State receipts.

As of June 12, 2006, All Funds receipts for 2006-07 are projected to total $111.2 billion, an increase of 3.9 percent or $4.2 billion over 2005-06 collections. The estimated increase reflects growth in tax receipts of $3.3 billion, Federal grants of $467 million, and miscellaneous receipts of $423 million.

As of November 6, 2006, All Funds tax receipts are now projected to total $57.8 billion, an increase of nearly $800 million from the July Update Financial Plan, primarily due to upward revisions to projections for PIT and corporate franchise tax. In addition, miscellaneous receipts collections have also been revised upward to reflect an expected payment that is subject to ongoing negotiations with New York City, revisions to HCRA receipts, and a one-time fine collection.

Total 2006-07 General Fund receipts, including transfers from other funds, are estimated to be $51.2 billion, an increase of $1.2 billion from the July Update Financial Plan estimate. General Fund tax receipts growth is projected at 6.7 percent. Total State Funds and All Funds receipts have increased by $1.3 billion and $1.7 billion, respectively. All Funds tax receipts are now projected to total $57.8 billion, an increase of nearly $800 million from the July Update Financial Plan, primarily due to upward revisions to projections for PIT and corporate franchise tax. In addition, miscellaneous receipts collections have also been revised upward to reflect an expected payment that is subject to ongoing negotiations with New York City, revisions to Health Care Reform Act (“HCRA”) receipts, and a one-time fine collection.

Personal Income Tax

As of June 12, 2006, General Fund personal income tax (PIT) receipts for 2006-07 are expected to total $23.1 billion, an 11.8 percent increase over the prior year. General Fund personal income tax receipts for 2007-08 are projected to reach $23.9 billion in 2007-08, an increase of 3.4 percent from 2006-07.

As of November 6, 2006, General Fund PIT receipts have been revised upward by $225 million from the July Update Financial Plan, which reflect an additional $300 million in current year estimated payments, which includes a $75 million increase in the amount of receipts deposited to the Revenue Bond Tax Fund (RBTF) that are transferred to the General Fund.

As of June 12, 2006, All Funds PIT receipts for 2006-07 are estimated to total $34.2 billion, an increase of approximately $3.4 billion, or 11.1 percent, over the prior year. The forecast reflects continued strong growth in taxable income for 2006, along with the residual benefit of the 2005 tax payments made in April, which includes the impact of the last year of the temporary personal income tax surcharge. Projected growth for 2006-07 reflects the expiration of the temporary surcharge and the part-year impact of the new Empire State Child Credit (effective for tax years beginning in 2006) authorized in the Enacted Budget.

As of November 6, 2006, All Funds PIT receipts for 2006-07 have been increased by $300 million, and is entirely due to stronger-than-expected results in estimated tax payments for the current 2006 tax year.

As of June 12, 2006, All Funds PIT projected receipts for 2007-08 of $35.3 billion reflect an increase of 3.3 percent or $1.1 billion above the estimate for 2006-07. The forecast reflects continued economic growth, the full-year impact of the expiration of the temporary surcharge and tax reductions authorized in the Enacted Budget. These include the Empire State Child Credit and an increase in the standard deduction to eliminate the “marriage penalty.” All Funds receipts for 2008-09 continue to reflect relatively strong growth in tax liability, and are estimated at $37.9 billion, an increase of $2.5 billion or 7.2 percent above 2007-08.

As of November 6, 2006, projected General Fund PIT receipts for 2007-08 have been increased by $412 million (1.7 percent). The increase is attributable to higher current year (2007) estimated payments of $300 million, along with an increase in extension and final return payments on tax year 2006 liabilities of $125 million each, offset by an additional transfer to the RBTF of $138 million. Projected General Fund PIT receipts for 2008-09 have been similarly revised.

User Taxes and Fees

General Fund receipts for user taxes and fees are estimated to be $8.3 billion in 2006-07, a decrease of 3.7 percent from 2005-06. General Fund sales tax receipts are projected to be $7.7 billion, a decrease of $292 million, or 3.7 percent.

As of June 12, 2006, General Fund user taxes and fees receipts for 2007-08 are projected to reach $8.7 billion, an increase of $343 million, or 4.1 percent, from 2006-07. Sales tax receipts are projected to increase $327 million, or 4.3 percent, due to modest growth in the economic base. General Fund other user taxes and fees in 2007-08 are projected to be virtually unchanged from 2006-07.

As of June 12, 2006, All Funds user taxes and fees collections for 2006-07 are estimated to be $13.7 billion, a decrease of 1.7 percent from 2005-06. The decrease in the General Fund and All Funds largely reflects the impact of the exemption of clothing and footwear priced under $110. All Funds user taxes and fees receipts for 2007-08 are projected to be $14.2 billion, an increase of $519 million, or 3.8 percent, from 2006-07. In 2008-09.

As of November 6, 2006, General Fund and All Funds user taxes and fees for 2006-07 are reduced by $31 million and $49 million, respectively, primarily due to the reduction in sales and use tax collections due to higher fuel prices and lower light truck sales offset by an alcohol and beverage license fee accounting adjustment.

As of June 12, 2006, All Funds user taxes and fees receipts are projected to total $14.6 billion, an increase of $441 million or 3.1 percent over 2007-08. The projection reflects continued modest sales tax base growth and relative stability in the other tax categories.

As of November 6, 2006, All Funds receipts have been reduced in 2007-08 and 2008-09 by $73 million and $85 million, respectively, to reflect year-to-date collections and modestly weaker economic assumptions for the sales tax forecast partially offset by a slight increase in alcohol and beverage license fees.

Business Taxes

As of June 12, 2006, General Fund business taxes are expected to reach $5.3 billion in 2006-07, an increase of 4.3 percent. General Fund business tax receipts for 2007-08 are estimated to increase by a modest 1.5 percent over the prior year. All Funds business tax receipts for 2006-07 are estimated to reach $7.3 billion, an increase of $221 million, or 3.1 percent over the prior year. The estimate reflects a return to more moderate levels of growth in business taxes following extraordinary growth of 22.1 percent in 2005-06. The overall increase in the business tax category for 2006-07 is due primarily to growth in the corporate franchise tax (4.1 percent), insurance tax (9.5 percent) and petroleum business taxes (4 percent), offset by declines in corporate utility taxes (4.9 percent) and the bank tax (1.4 percent). The estimates expect that audit and compliance receipts from the corporate franchise and bank tax will return to more normal levels after the exceptional results in 2005-06. Receipts for 2006-07 also reflect the impact of tax reductions reflected in the Enacted Budget, including the elimination of the S-Corporation differential tax, the extension and increase in the Empire State Film Production credit, and the reduction in taxes paid by certain life insurance companies.

As of November 6, 2006, General Fund business tax receipts have been increased by $420 million in 2006-07, reflecting stronger-than-expected growth in corporate franchise tax receipts. Estimated General Fund receipts from the insurance taxes, the bank tax, and corporation and utilities taxes remain unchanged from the July Update Financial Plan.

As of November 6, 2006, Estimated General Fund corporate franchise tax receipts were decreased by $409 million over the 2007-08 and 2008-09 period, and bank tax receipts were reduced by $56 million over the two years combined. Projected General Fund receipts from insurance taxes are decreased by $14 million for 2007-08 and remain unchanged for 2008-09. Estimated corporation and utilities tax receipts for 2007-08 and 2008-09 remain unchanged from the July Update Financial Plan.

As of June 12, 2006, All Funds receipts for 2007-08 are projected to increase by 1.8 percent, or $132.5 million, over the prior year. The reduced growth is attributable to the impact of tax reductions included in the Enacted Budget, including those described above, a new Empire State Commercial Production credit, and a new credit for the production of alternative bio-fuels; and the return to historical levels of audit and compliance receipts.

As of June 12, 2006, All Funds business tax receipts are projected to increase $144.4 million or 1.9 percent over the prior year in 2008-09. The increase reflects trend growth in underlying business tax receipts, the impact of the final phase-in of a business allocation formula that uses only sales as a factor enacted in 2005, and the impact of 2006-07 tax reductions. This includes Empire Zone benefits for substantial investments in regionally significant projects that are expected to begin reducing receipts in 2008-09.

As of November 6, 2006, All Funds business tax receipts for 2006-07 are up $518 million or 6.9 percent, mainly due to higher-than-anticipated growth in audit collections and significant growth in corporate collections to date that together are estimated to increase corporate franchise tax receipts by $550 million from the July Update Financial Plan estimates. Estimated All Funds receipts for corporate and utilities taxes remain unchanged from the July Update Financial Plan, while estimated receipts for the bank tax and insurance taxes collectively increased by $10 million and estimated receipts from the petroleum business tax were revised downward by $42 million.

Other Taxes

As of June 12, 2006, General Fund receipts in 2006-07 from other taxes are projected to increase $15 million, or 1.6 percent, to $896 million. Growth of $19 million in estate tax receipts is partially offset by the loss of receipts from the repealed gift tax and real property gains tax. With rate reductions enacted in 2006, pari-mutuel taxes are expected to decline by $1.5 million from 2005-06 levels.

As of June 12, 2006, All Funds receipts for other taxes are projected at $1.7 billion in 2006-07, down $124 million, or 6.8 percent, from 2005-06 receipts. The expected decline reflects a $138 million decrease in real estate transfer tax receipts due to an anticipated “cooling” of the downstate real estate market. The decline in real estate transfer tax receipts is partially offset by an anticipated $19 million increase in estate tax receipts. Compared to the Executive Budget estimate, the other taxes receipts projection is down $3.8 million, reflecting the legislative enactment of a pari-mutuel tax reduction.

As of June 12, 2006, the All Funds receipts projection for other taxes is $1.8 billion in 2007-08, up $71 million (4.2 percent) from 2006-07 receipts. In 2008-09, other taxes are estimated at $1.8 billion, an increase of $63 million, or 3.6 percent from 2007-08 receipts. Increases in other tax receipts are attributable to continued growth in estate tax receipts.

As of November 6, 2006, the estate tax estimate has been revised up by $12 million which is entirely offset by an unexpected refund in the gift tax. Positive collection trends continue in the estate tax as well as the real estate transfer tax. However, the real estate market is exhibiting a modest leveling off.

Miscellaneous Receipts

As of June 12, 2006, in the General Fund, miscellaneous receipts include income derived annually from abandoned property, investment earnings, fees, licenses, fines, surcharges, patient income, and reimbursement income. In addition, miscellaneous receipts typically include certain non-recurring transactions. General Fund miscellaneous receipts are projected to total over $2.8 billion in 2006-07, an increase of $817 million from 2005-06. All Funds miscellaneous receipts are expected to increase by $518 million from 2005-2006. The large General Fund miscellaneous receipts is offset by expected declines in other funds, largely reflecting the loss of health conversion proceeds.

As of November 6, 2006, General Fund miscellaneous receipts estimates have been revised upward by $475 million in 2006-07 to reflect an expected payment from New York City and a one-time fine collected by the State. All Funds miscellaneous receipts are up $543 million, mainly due to increased Health Care Reform Act receipts resulting from a revised forecast and collections to date in addition to the General Fund increases identified above. Projected General Fund miscellaneous receipts increased by $2 million in 2007-08 and increased by $79 million in 2008-09 due to forecasted growth in fee income. All Funds receipts have been increased consistent with the HCRA revisions described above.

Federal Grants

All Funds Federal grants are projected to increase by $1.1 billion from 2005-06 to total $36.2 billion. Federal aid changes generally correspond to changes in federally-reimbursed spending and do not necessarily reflect changes in aid levels for New York authorized by Congress. The annual growth is largely due to increases in the areas of Medicaid ($747 million), Welfare ($480 million), Homeland Security ($229 million) and SUNY ($172 million). In addition, the State expects to receive Federal monies in 2006-07 related to Medicare Part D, including a $120 million one-time reimbursement for costs associated with initial implementation delays experiences nationwide ($180 million). These increase are partially offset by expected declines in Child and Family Services ($379 million) and other modest decreases in various agencies.

Outyear General Fund Receipt Projections

As of June 12, 2006, General Fund receipts, including transfers from other funds, are projected to total $51.4 billion in 2007-08, an increase of $495 million from 2006-07 estimates. Receipts are projected to grow by nearly $2.5 billion in 2008-09 to total $53.8 billion. The growth in underlying tax receipts for 2006 through 2008 is consistent with average historical growth during the mature stages of an economic expansion. In general, there is significant uncertainty associated with forecasts of receipts more than 18 months into the future. Overall, the tax receipt projections for the out-years follow the path dictated by our forecast of economic growth. History suggests a large range of potential outcomes around these estimates.

As of November 6, 2006, General Fund receipts, including transfers from other funds, are now projected to total $51.2 billion in 2006-07, an upward revision of $1.2 billion from the July Update Financial Plan estimate. State Funds and All Funds receipts have increased by $1.3 billion and $1.7 billion, respectively. All Funds tax receipts are now projected to total $57.8 billion, an increase of nearly $800 million from the July Update Financial Plan, primarily due to upward revisions to projections for PIT and corporate franchise tax.

Taxes

In general, income tax growth for 2007-08 and 2008-09 is governed by projections of growth in taxable personal income and its major components, including wages, interest and dividend earnings, realized taxable capital gains, and business net income and income derived from partnerships and S corporations. In addition, recently enacted tax law changes have a significant impact on year-over-year comparisons.

General Fund personal income tax receipts are projected to increase by $1.1 billion to nearly $24 billion in 2007-08. The change from 2006-07 reflects the impact of the elimination of the temporary surcharge on the growth in base liabilities, and the full-year impact of the Enacted Budget tax reductions. General Fund PIT receipts for 2008-09 are projected to increase by $1.3 billion to $25.3 billion, reflecting growth in liability that is consistent with an expanding personal income base during a period of expected economic growth, along with the continued impact of Enacted Budget tax reductions.

The 2007-08 and 2008-09 projections also assume increases in the other major components of income, consistent with continued growth in the overall economy.

General Fund user taxes and fees for 2007-08 are projected to increase by over $300 million due to the reduction in sales and use tax collections resulting from law changes including the cap on the sales tax charged on gasoline purchases and the increase in the vendor allowance, which are more than offset by increases in user tax base due to forecasted economic growth.

General Fund business tax receipts are expected to decrease to $5.3 billion in 2007-08 and increase to $5.5 billion in 2008-09, reflecting trend growth in business tax receipts, slower growth in corporate profits, a return to audit collection levels that reflect historical trends, and the continued impact of tax reductions enacted in 2006 and earlier years.

General Fund receipts from other taxes are expected to increase to $994 million in 2007-08 and $1.1 billion in 2008-09, primarily reflecting continued growth in estate tax receipts.

Miscellaneous Receipts

General Fund miscellaneous receipts in 2007-08 are projected to be nearly $2.2 billion, down $726 million from the current year. This decrease is primarily the result of revised estimates of abandoned property receipts and the loss of one-time revenues. In 2008-09, General Fund miscellaneous receipts collections are projected to be slightly more than $2.0 billion, down $134 million from 2007-08. This decrease results from expected declines in licenses and fee receipts, investment income and a decrease in the value of the local government revenue and disbursement program.

Transfers from Other Funds

Transfers from other funds are estimated to decline $96 million to $10.1 billion in 2007-08, and grow to $10.2 billion in 2008-09. In 2007-08, the projected decline is primarily due to the loss of one-time transfers of available fund balances from certain non-General Fund accounts in 2006-07 ($200 million) offset by the net increase of dedicated tax receipts in excess of associated debt service payments for the PIT Revenue Bonds, the Local Government Assistance Corporation (LGAC) Bonds and Clean Water/Clean Air general obligation bonds. In 2008-09, transfers are projected to grow due primarily to the net increase of tax receipts in excess of the related debt service payments for such bonds.

Disbursements

Medicaid

General Fund spending for Medicaid is expected to grow by roughly $1.5 billion in 2007-08 and another $1.9 billion in 2008-09. This growth results, in part, from the combination of modest growth in recipients, service utilization, and medical-care cost inflation. These factors are projected to add roughly $700 million in 2007-08 and $1.2 billion in 2008-09. In addition, the State cap on local Medicaid costs and takeover of local Family Health Plus costs is projected to increase spending by $425 million in 2007-08 and $471 million in 2008-09. The remaining growth is primarily attributed to the elimination of the 0.35 percent assessment on hospital revenues and lower levels of HCRA financing, both of which are used to lower General Fund costs.

DOB revised Medicaid projections for slowed growth rates in enrollment for Medicaid and Family Health Plus. The average number of Medicaid recipients is expected to grow to 3.8 million in 2007-08, an increase of 4 percent from the estimated 2006-07 caseload of almost 3.7 million. Family Health Plus enrollment is estimated to grow to approximately 528,000 in 2007-08, an increase of 2.7 percent over projected 2006-07 enrollment of 514,000.

Education

On a school year basis, school aid (including funding for SBE Aid) is now projected at $18.5 billion in 2007-08 and $19.5 billion in 2008-09. Growth of $800 million in 2007-08 and $1.0 billion in 2008-09 reflects traditional school aid increases ($500 million in each of 2007-08 and 2008-09), and growth in SBE aid. SBE aid is projected to increase from $700 million in 2006-07 to $1.0 billion in 2007-08 and $1.5 billion in 2008-09.

On a State fiscal year basis, General Fund school aid spending is projected to grow by approximately $914 million in 2007-08 and $113 million in 2008-09. This growth is attributable to a General Fund supplement to SBE aid ($247 million in 2007-08), Building Aid increases (roughly $100 million in 2007-08 and 2008-09); special education cost increases (approximately $125 million in 2007-08 and 2008-09); Transportation Aid increases (roughly $125 million in 2007-08 and 2008-09) and growth in other aid categories. The decrease in the level of annual growth in General Fund school aid, from $914 million in 2007-08 to $113 million in 2008-09 is largely attributable to a temporary shift in funding sources for the State’s SBE program. Outside of the General Fund, revenues from the general lottery are projected to increase slightly (by $36 million in 2007-08 and $65 million in 2008-09) and VLT revenues are projected to increase by $335 million in 2007-08 and another $687 million in 2008-09. Outyear VLT estimates assume the start of new operations at two racetracks, Yonkers (opened in October 2006) and Aqueduct (projected to open in April 2008), and the approval of an expansion plan early in 2007-08 providing $300 million of the increase planned in 2008-09.

The $2.6 billion EXCEL program, which authorizes State bonding for school construction throughout the State, is projected to total roughly $800 million in 2006-07 and $1.8 billion each year in 2007-08. The EXCEL Program is authorized to provide $1.8 billion for New York City schools, $400 million for “high-needs” school districts, and the remaining $400 million will go to all other school districts based on a per-pupil formula. Based on current accounting treatment, spending for EXCEL is not reflected in actual cash-basis results since spending will occur directly from bond proceeds.

Districts will be able to use the EXCEL aid to help cover the local taxpayer share of costs for new school building projects. School districts will be able to use EXCEL funds either in lieu of building aid (provided as part of school aid) or as a supplement to building aid. To the extent that New York City and other school districts use EXCEL funds in lieu of building aid, projected building aid growth could be somewhat dampened as a result of the new EXCEL program. To the extent that EXCEL funds are used in conjunction with building aid to fully fund local school construction costs, there could be an acceleration in school construction that may produce an eventual increase in projected building aid growth. However, any such potential increase in State building aid over the next two to five years should be relatively modest due to: school districts using EXCEL funds to offset the recent construction materials cost increases that may exceed maximum cost allowances; the lead time needed to plan and implement school construction programs; the finite capacity of local school districts to undertake school construction programs; the payment of building aid on an assumed amortization basis; and the lag in initial building aid payments until at least 18 months after construction plans have been approved by the State Education Department (for school districts other than New York City).

Welfare

Welfare spending, including administration, is projected at $1.4 billion in 2007-08, an increase of $172 million (12.1 percent) from 2006-07, and is expected to remain at the same level in 2008-09. Although the caseloads for family assistance and single adult/childless couples are projected to decline, spending from this caseload is expected to drop only marginally. This reduction is then countered by the use of less Federal TANF to support public assistance costs, thereby driving General Fund spending growth.

Mental Hygiene

The State provides care for its citizens with mental illness, mental retardation and developmental disabilities, and for those with chemical dependencies, through the Office of Mental Health (OMH), the Office of Mental Retardation and Developmental Disabilities (OMRDD), the Office of Alcoholism and Substance Abuse Services (OASAS) and the Commission on Quality of Care and Advocacy for Persons with Disabilities (CQC). Capital investments for these programs are primarily supported by patient revenues through financing arrangements with the Dormitory Authority of the State of New York (DASNY). Historically, this care has been provided at large State institutions. Beginning in the 1980s the State adopted policies to provide institutional care to those most in need and to expand care in community residences.

OMH's capital program supports an institutional physical plant consisting of 22 campuses with over 1,000 buildings as well as a State and non-profit operated community network of approximately 28,800 beds. The overall policy direction of this program has limited institutional capital projects to those that are necessary to ensure the health and safety of clients and staff, retain program accreditation, and maintain the condition of existing facilities. In addition, the program supports the preservation of existing State and community beds and the development of new non-profit operated community beds.

OMRDD's capital program supports a State institutional infrastructure comprising 14 service districts with approximately 350 buildings, and a State- and non-profit operated community network of approximately 33,000 beds. The program continues the recent shift in emphasis from the development of new facilities (primarily in the community) to the improvement and maintenance of existing State and non-profit infrastructure.

As the need for institutional beds has declined over recent years, both OMRDD and OMH have consolidated, reconfigured or closed many of their campuses, permitting the planned development of alternate uses for the surplus facilities.

Various capital programs for Department of Health (DOH) facilities have also been financed by DASNY using patient revenues and contractual-obligation financing arrangements.

As of November 6, 2006, mental hygiene spending is projected at $1.8 billion in 2007-08 and $2.0 billion in 2008-09 reflecting spending increases of $266 million and $141 million, respectively. The growth is largely attributable to increases in projected State share of Medicaid costs and other human services cost of living increases (2.5 percent in 2007-08 and 2.6 percent in 2008-09), projected expansions of the various mental hygiene service systems including a major expansion of OMH's Children's Services, increases in the NYS-CARES program and in the development of children's beds for out-of-state placements in OMRDD, the NY/NY III Supportive Housing agreement and community bed expansion in OMH, and several new chemical dependence treatment and prevention initiatives.

Transportation

The State Department of Transportation (DOT) is primarily responsible for maintaining and rehabilitating the State’s system of highways and bridges, which includes 40,000 State highway lane miles and 7,500 State bridges. The Department also oversees and funds programs for rail, port, transit and aviation projects and programs that help defray local capital expenses associated with road and bridge projects.

The 2005-2010 Transportation Capital Plan continues to reflect a five-year DOT capital plan and a five-year Metropolitan Transportation Authority (MTA) capital plan of $17.9 billion each. The Transportation Capital Plan includes the entire DOT plan, but only reflects the portion of the MTA capital plan that is financed by State-supported bonds. The balance of the MTA capital plan is financed by a combination of other State, City and MTA resources. To partially fund the new DOT and MTA plans, the voters passed a $2.9 billion Rebuild and Renew New York Transportation General Obligation Bond Act in November 2005. Proceeds from the Bond Act are divided equally between the DOT and the MTA capital programs ($1.45 billion for each program). Additional resources still need to be identified in the outyears of the plan to support the DOT and MTA capital plans.

DOT’s programs are financed by a combination of Federal grants, pay-as-you-go capital and bond proceeds supported by the Dedicated Highway and Bridge Trust Fund, and revenues from the Dedicated Mass Transportation Trust Fund. Legislation has been periodically adopted to increase the deposit of revenues into the Dedicated Highway and Bridge Trust Fund and the Dedicated Mass Transportation Trust Fund to meet program needs. In addition, general obligation bond acts have been used to support capital transportation spending.

The State has supported the capital plans of the MTA in part by entering into service contracts relating to certain State-supported bonds issued by the MTA. Legislation adopted in 1992 and 1993 also authorized payments, subject to appropriation, of a portion of the petroleum business tax from the State's Dedicated Mass Transportation Trust Fund to the MTA and authorized it to be used as a source of payment for non-State-supported bonds to be sold by the MTA to support its capital program. Legislation adopted in 2000 provided for increases in amounts dedicated to the MTA through the Dedicated Mass Transportation Trust Fund by increasing the portion of the petroleum business tax and other transportation-related taxes and fees that would flow to that Fund between 2000-01 and 2004-05. In 2002, the MTA implemented an overall debt restructuring program that included the State-supported service contract bonds and the non-State-supported Dedicated Mass Transportation Trust Fund bonds. The restructuring simplified and restructured MTA credits, modernized resolutions and restructured existing debt to create new capital capacity and better match the bond maturities with the useful lives of the projects financed. See the section entitled "Authorities and Localities" for additional information about MTA.

General State Charges

General State Charges account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative, and Judicial branches, as well as fixed costs for taxes on public lands and litigation costs.

General Fund spending for General State Charges is projected to be $4.4 billion in 2006-07, an increase of $438 million (11.0 percent) over the prior year. The annual increase is due mostly to rising costs of employee health benefits and higher pension contributions. General State charges are projected to total $4.6 billion in 2007-08 and $4.9 billion in 2008-2009. These annual increases are due mainly to anticipated cost increases in health insurance for State employees and retirees.

The State’s pension contribution rate to the New York State and Local Retirement Systems is expected to decrease from 10.2 percent to 9.4 percent in 2007-08. Spending for employee and retiree health care costs is expected to increase by $218 million in 2007-08 and another $298 million in 2008-09. Health insurance is projected at $2.6 billion in 2007-08 ($1.6 billion for active employees and $1.0 billion for retired employees). The projections do not assume any pre-funding of the GASB 45 liability.

Debt Service

Debt Service Funds are used to account for all receipts, transfers and debt service payments made on State-supported bonds. State-supported bonds include general obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as bonds issued by State public authorities (e.g., Empire State Development Corporation, Dormitory Authority of the State of New York, Thruway Authority, Local Government Assistance Corporation) for which the State is contractually obligated to pay debt service, subject to an appropriation. Debt service is paid through transfers from the General Fund, dedicated taxes and fees, and other resources, such as patient income revenues.

Total receipts in the debt service funds are projected at $11.6 billion in 2006-07. Disbursements for debt service and related expenses are expected to total $4.9 billion. Receipts in excess of those required to satisfy the State’s debt service obligations are transferred to the General Fund or to other funds to support capital or operating disbursements.

2006-07 Receipts Forecast

Financial Plan receipts comprise a variety of taxes, fees, charges for State-provided services, Federal grants, and other miscellaneous receipts. The receipts estimates and projections have been prepared by DOB with the assistance of the Department of Taxation and Finance and other agencies concerned with the collection of State receipts.

As of June 12, 2006, total 2006-07 General Fund receipts, including transfers from other funds, are estimated to be $50.9 billion, an increase of $3.7 billion, or 7.7 percent over the prior year. General Fund tax receipts growth is projected at 6.7 percent. General Fund miscellaneous receipts are projected to increase by 41.1 percent, largely due to several one-time transactions expected in the current fiscal year. Total State Funds receipts are estimated to be $75.4 billion, an increase of $3.7 billion, or 5.2 percent, from 2005-06 receipts.

As of November 6, 2006, total 2006-07 General Fund receipts, including transfers from other funds, are estimated to be $51.2 billion, an upward revision of $1.2 billion from the July Update Financial Plan estimate. General Fund PIT receipts have been revised upward by $225 million from the July Update Financial Plan, which reflect an additional $300 million in current year estimated payments, which includes a $75 million increase in the amount of receipts deposited to the Revenue Bond Tax Fund (RBTF) that are transferred to the General Fund. General Fund user taxes and fees for 2006-07 are reduced by $31 million, primarily due to the reduction in sales and use tax collections due to higher fuel prices and lower light truck sales offset by an alcohol and beverage license fee accounting adjustment. General Fund business tax receipts have been increased by $420 million in 2006-07, reflecting stronger-than-expected growth in corporate franchise tax receipts. Estimated General Fund receipts from the insurance taxes, the bank tax, and corporation and utilities taxes remain unchanged from the July Update Financial Plan. General Fund and All Funds receipts estimates for other taxes are unchanged from the July Update Financial Plan, however the estate tax estimate has been revised up by $12 million which is entirely offset by an unexpected refund in the gift tax. Positive collection trends continue in the estate tax as well as the real estate transfer tax. However, the real estate market is exhibiting a modest leveling off. General Fund miscellaneous receipts estimates have been revised upward by $475 million in 2006-07 to reflect an expected payment from New York City and a one-time fine collected by the State.

As of June 12, 2006, All Funds receipts for 2006-07 are projected to total $111.2 billion, an increase of 3.9 percent or $4.2 billion over 2005-06 collections. The estimated increase reflects growth in tax receipts of $3.3 billion, Federal grants of $467 million, and miscellaneous receipts of $423 million. Total All Funds receipts in 2006-07 are expected to reach $111.2 billion, an increase of $4.2 billion, or 3.9 percent, over 2005-06. Tax receipts are projected to increase by $3.3 billion, or 6.1 percent (and 9.8 percent after factoring in the impact of law changes and shifts across funds). The majority of this increase is attributable to the expectation of continued economic expansion offset by the sunset of the personal income tax surcharge and the newly enacted tax reductions included with this Budget. Federal grants are expected to increase by $467 million, or 2.1 percent. Miscellaneous receipts are projected to increase by $423 million, or 2.3 percent.

As of November 6, 2006, All Funds PIT receipts for 2006-07 have been increased by $300 million, and is entirely due to stronger-than-expected results in estimated tax payments for the current 2006 tax year. All Funds user taxes and fees for 2006-07 are reduced by $49 million, primarily due to the reduction in sales and use tax collections due to higher fuel prices and lower light truck sales offset by an alcohol and beverage license fee accounting adjustment. All Funds business tax receipts for 2006-07 are up $518 million or 6.9 percent, mainly due to higher-than-anticipated growth in audit collections and significant growth in corporate collections to date that together are estimated to increase corporate franchise tax receipts by $550 million from the July Update Financial Plan estimates. Estimated All Funds receipts for corporate and utilities taxes remain unchanged from the July Update Financial Plan, while estimated receipts for the bank tax and insurance taxes collectively increased by $10 million and estimated receipts from the petroleum business tax were revised downward by $42 million. All Funds miscellaneous receipts are up $543 million, mainly due to increased HCRA receipts resulting from a revised forecast and collections to date in addition to the General Fund increases identified above.

2006-07 Disbursements Forecast

In 2006-07, General Fund spending, including transfers to other funds, is projected to total $51.3 billion. State Funds spending, which includes spending from both the General Fund and other funds supported by dedicated taxes, assessments, tuition revenues, Health Care Reform Act resources, and other non-Federal revenues, is projected to total $78.1 billion in 2006-07. All Funds spending, the broadest measure of the State Budget that includes Federal aid, is projected to total $114 billion in 2006-07.

As of June 12, 2006, the State projected General Fund disbursements, including transfers to other funds, of $50.8 billion in 2006-07, an increase of $4.3 billion (9.4 percent) over 2005-06 actual results. Increases in Grants to Local Governments, State Operations, and General State Charges are partially offset by a decrease in transfers to other funds. Grants to local Governments include financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. After the impact of all Enacted Budget actions, local assistance spending is projected at $34.2 billion in 2006-07, an increase of $2.9 billion from the prior year. The largest annual increases are for school aid, Medicaid, and Higher Education.

As of November 6, 2006, DOB forecasts General Fund current services spending of $54.6 billion in 2007-08, an increase of $3.3 billion (6.4 percent) over 2006-07 projections. Growth in 2008-09 is projected at $3.3 billion (6.0 percent).

As of June 12, 2006, State Operations accounts for the cost of running the Executive, Legislative, and Judicial branches of government and is projected to total $9.5 billion in 2006-07, an increase of $1.3 billion (15.9 percent) from the prior year. Personal service costs (e.g., State employee payroll) comprise 73 percent of State Operations spending. The remaining 27 percent represents non-personal service costs for contracts, rent, supplies, and other operating expenses. As of November 6, 2006, State Operations spending in the General Fund is expected to total $9.7 billion in 2007-08, an annual increase of $254 million (2.7 percent). In 2008-09, spending is projected to grow by another $285 million (2.9 percent) to a total of $10.0 billion.

As of June 12, 2006, Personal service spending increased $1.2 billion from the prior year. Growth is primarily affected by projected collective bargaining costs, in addition to the use of $150 million in patient income revenues in 2006-07 to offset General Fund non-personal service spending instead of personal service spending, as was done in 2005-06. Salary increases under existing collective bargaining agreements ($306 million), pay raises for judges ($70 million) and staffing increases, primarily in Judiciary and Mental Hygiene, account for the remaining increase. As of November 6, 2006, Personal service costs increase in 2007-08 and 2008-09 by $90 million and $111 million, respectively. Growth in 2007-08 reflects an $800 base salary adjustment effective April 1, 2007, and both years reflect longevity increases. The 2007-08 growth is partially offset by the retroactive component associated with the NYSCOPBA arbitration award paid in 2006-07 that does not recur in 2007-08 ($210 million). As noted previously, there is no provision for additional collective bargaining costs in 2007-08 or 2008-09.

As of June 12, 2006, Non-personal service spending, after adjusting for the $150 million patient income revenue reclassification, is projected to grow by $248 million. Inflation ($82 million), SUNY operations ($73 million), and legislative additions including General Fund support of Homeland Security costs previously funded by non-general funds ($30 million), account for majority of the change. DOB projects the Executive branch workforce will total 191,267 in 2006-07, a decrease of 124 from 2005-06. As of November 6, 2006, Non-personal service spending is projected to grow by roughly 5 percent annually. Agencies projecting growth beyond inflation include: Correctional Services mainly driven by increases in the cost of housing inmates and providing inmate medical services ($41 million); OMRDD quality assurance activities to ensure not-for-profit program and fiscal compliance and projected cost increases for continuing State-operated programs including pharmacy, energy and other inflationary adjustments ($32 million); Judiciary due mostly to increases in security related equipment and contracts ($27 million); OMH, due to projected increases in drug and utilities costs ($15 million); and OCFS, driven primarily by exhaustion of prior year Federal revenue for the child welfare information system ($15 million).

General State Charges account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative, and Judicial branches, as well as fixed costs for taxes on public lands and litigation costs. As of June 12, 2006, General Fund spending for General State Charges is projected to be $4.4 billion in 2006-07, an increase of $438 million (11.0 percent) over the prior year. This annual increase is due mostly to rising costs of employee health benefits and higher pension contributions. As of November 6, 2006, General State Charges are projected to total $4.6 billion in 2007-08 and $4.9 billion in 2008-09. The annual increases are due mainly to anticipated cost increases in health insurance for State employees and retirees. The State’s pension contribution rate to the New York State and Local Retirement Systems is expected to decrease from 10.2 percent to 9.4 percent in 2007-08. Spending for employee and retiree health care costs is expected to increase by $218 million in 2007-08 and another $298 million in 2008-09. Health insurance is projected at $2.6 billion in 2007-08 ($1.6 billion for active employees and $1.0 billion for retired employees) and $2.9 billion in 2008-09 ($1.8 billion for active employees and $1.1 billion for retired employees). The projections do not assume any pre-funding of the GASB 45 liability.

As of June 12, 2006, Transfers to Other Funds are projected to total $2.8 billion in 2006-07 and include General Fund transfers for debt service ($1.7 billion), capital projects ($219 million), and other funds ($797 million). General Fund transfers for debt service increased by $39 million (2.3 percent) from 2005-06. Transfers to support capital projects are expected to decrease by $48 million, mainly due to timing delays for bond reimbursements. The decline in other funds transfers is largely due to non-recurring transfers from the General Fund in 2005-06 to the Lottery Fund to support a shortfall in receipts ($183 million), and a reduction in transfers to the VLT account ($30 million) to support school aid and SBE spending for 2006-07. As of November 6, 2006, Transfers to Other Funds are estimated to total $2.7 billion in 2007-08, $356 million below 2006-07 levels mainly due to one-time transfers from the General Fund in 2006-07 of $250 million to reduce high cost debt and $120 million to supplant lower than originally projected VLT revenues to fund SBE aid. In 2008-09, transfers are expected to increase by $220 million as a result of General Fund support to the Dedicated Highway and Bridge Trust Fund to obviate a projected shortfall.

PRIOR FISCAL YEARS

2005-06 Fiscal Year

DOB reported a 2005-06 General Fund surplus of $2.0 billion. Total receipts, including transfers from other funds, were $47.2 billion. Disbursements, including transfers to other funds, totaled $46.5 billion.

The General Fund ended the 2005-06 fiscal year with a balance of $3.3 billion, which included dedicated balances of $944 million in the Tax Stabilization Reserve Fund (TSRF) (the State's "rainy day fund") (after a $72 million deposit at the close of 2005-06), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($251 million). The closing balance also included $2.0 billion in a spending stabilization reserve.

General Fund receipts, including transfers from other funds and the impact of the tax refund reserve transaction, totaled $47.2 billion in 2005-06, an increase of $3.3 billion from 2004-05 results. Tax receipts increased by $3.8 billion and transfers increased by $743 million, while miscellaneous receipts decreased by $197 million. The decline in miscellaneous receipts was primarily attributable to the loss of various one-time receipts including the securitization of tobacco proceeds.

General Fund spending, including transfers to other funds, totaled $46.5 billion in 2005-06, an increase of $2.9 billion from 2004-05. The main sources of annual growth were Medicaid, school aid, and fringe benefits.

2004-05 Fiscal Year

DOB reported a 2004-05 General Fund surplus of $1.2 billion. Total receipts, including transfers from other funds, were $43.9 billion. Disbursements, including transfers to other funds, totaled $43.6 billion.

The General Fund ended the 2004-05 fiscal year with a balance of $2.5 billion, which included dedicated balances of $872 million in the TSRF (after a $78 million deposit at the close of 2004-05), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($325 million). The closing fund balance excludes $1.3 billion on deposit in the refund reserve account at the end of the 2004-05 fiscal year, including $601 million in the new fiscal stability reserve fund.

General Fund receipts, including transfers from other funds, totaled $43.9 billion in 2004-05, an increase of $939 million from 2003-04 results. Tax receipts, including the impact of the tax refund reserve transaction, increased by nearly $4 billion on an annual basis. The growth was offset by an annual decline of $3.5 billion in miscellaneous receipts, due mainly to the State's securitization of tobacco settlement payments in 2003-04.

General Fund spending, including transfers to other funds, totaled $43.6 billion in 2004-05, an increase of $1.6 billion from 2003-04. Medicaid, school aid, fringe benefits, and debt service were the main sources on annual growth years.

PUBLIC AUTHORITIES

For the purposes of this disclosure, public authorities refer to certain of its public benefit corporations, created pursuant to State law. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if certain of its public authorities were to default on their respective obligations. As of December 31, 2005, 19 public authorities had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these public authorities was approximately $124 billion.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several other financing techniques for public authorities.

Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

LOCALITIES

The City of New York

The fiscal demands on the State may be affected by the fiscal condition of the City of New York, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets.

Fiscal Oversight

In response to the City’s fiscal crisis in 1975, the State took action to help the City return to fiscal stability. These actions included the establishment of the Municipal Assistance Corporation for the City of New York (NYC MAC), to provide the City with financing assistance; the New York State Financial Control Board (FCB), to oversee the City’s financial affairs; and the Office of the State Deputy Comptroller for the City of New York (OSDC), to assist the Control Board in exercising its powers and responsibilities. A “control period” existed from 1975 to 1986, during which the City was subject to certain statutorily prescribed fiscal controls. The FCB terminated the control period in 1986 when certain statutory conditions were met. State law requires the FCB to reimpose a control period upon the occurrence or “substantial likelihood and imminence” of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

The staffs of the FCB, OSDC, the City Comptroller and the Independent Budget Office issue periodic reports on the City’s financial plans.

Other Localities

Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s 2005-06 fiscal year or thereafter.

To help resolve persistent fiscal difficulties in Erie County, the State enacted legislation in July 2005 that created the Erie County Fiscal Stability Authority (ECFSA). Under this statute, the County is required to take annual budgetary actions necessary to address increasing percentages of its projected budget gaps and the ECFSA is authorized to finance the remaining budget gaps through the issuance of deficit bonds and through restructuring or refinancing of outstanding debt. The County's sales tax revenues and certain statutorily defined State aid payments are pledged as revenue to support any bonds issued by ECFSA.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the Federal government may reduce (or in some cases eliminate) Federal funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that localities or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

DEBT AND OTHER FINANCING ACTIVITIES

2006-07 State Supported Borrowing Plan

Section 22-c of the State Finance Law requires the Governor to submit the five-year Capital Program and Financing Plan (the Plan) with the Executive Budget and to submit an update to the Plan (the Enacted Plan) by the later of July 30 or 90 days after the enactment of the State Budget. The proposed 2006-07 through 2010-11 Capital Program and Financing Plan was released with the Executive Budget on January 17, 2006 and updated to reflect the 30-Day Amendments on February 9, 2006. The Enacted Plan was released on May 26, 2006, and reflects final action on the Budget.

The Enacted Plan reflects the expectation that State PIT Revenue Bonds will continue to be issued to finance certain new programs and programs previously authorized to be secured by service contract or lease-purchase payments.

The State’s borrowing plan projects new issuance of $236 million in general obligation Bonds in 2006-07 including $100 million of Rebuild and Renew New York Transportation Bonds which was approved by the voters in November 2005; $720 million in Dedicated Highway and Bridge Trust Fund Bonds issued by the Thruway Authority to finance capital projects for transportation; $312 million in Mental Health Facilities Improvement Revenue Bonds issued by DASNY to finance capital projects at mental health facilities; $92 million in SUNY Dormitory Facilities Revenue Bonds to finance capital projects related to student dormitories; $21 million in DOH Revenue Bonds to support a portion of the costs to construct a new veteran’s home; and $4.77 billion in State PIT Revenue Bonds to finance various capital programs, as described below.

State PIT Revenue Bond borrowings include issuances by: (i) DASNY for school construction (EXCEL), university facilities (Jobs 2000), SUNY higher education facilities and community colleges, CUNY senior and community colleges, Higher Education Capital Matching Grants for private colleges, for health care grants under the Health Care Efficiency and Affordability Law for New Yorkers (Heal NY) Capital Grant Program, equipment upgrades at public broadcasting facilities, library facilities, and for local public safety answering point equipment and technology upgrades associated with wireless E- 911 service; (ii) the Thruway Authority for CHIPs; (iii) Urban Development Corporation (UDC) (doing business as the Empire State Development Corporation) for correctional and youth facilities, sports facilities, State facilities and equipment acquisitions; (iv) the New York State Environmental Facilities Corporation (EFC) for State Environmental Infrastructure Projects, including Water Pollution Control and Pipeline for Jobs (Jobs 2000) and Hazardous Waste Remediation; and (v) the Housing Finance Agency (HFA) for housing programs. State PIT Revenue Bonds for 2006-07 also include the Community Enhancement Facilities Assistance Program (CEFAP) for economic development purposes which may be issued by the Thruway Authority, DASNY, UDC and HFA; the Strategic Investment Program (SIP) for environmental, historic preservation, economic development, arts, and cultural purposes, which may be issued by DASNY, UDC and EFC; and Regional Economic Development Program, Higher Technology and Development Program, Economic Development Initiatives, and the Regional Economic Growth Program which includes the Empire Opportunity Fund, Gen*NY*sis, the Community Capital Assistance Program, the Rebuilding the Empire State Through Opportunities in Regional Economies Program, Multi-Modal Transportation Program and the Center of Excellence Program, which may be issued by DASNY and UDC and the Jacob Javits Center Expansion and Extension that will be issued by ESDC. For detailed information on the State’s projected 2006-07 bond issuances, please refer to the State’s Capital Program and Financing Plan Update that was released on May 26, 2006.

The projections of State borrowings for the 2006-07 fiscal year are subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

Debt Reform Act

The Debt Reform Act of 2000 imposed statutory limitations which restricted the issuance of State-supported debt to capital purposes only and established a maximum term of 30 years for such debt. The statute also imposed phased-in caps that ultimately limit the amount of new State-supported debt to 4 percent of State personal income and new State-supported debt service costs to 5 percent of All Funds receipts. The restrictions apply to all new State-supported debt issued on and after April 1, 2000.

The statute requires that the limitations on the amount of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the updated Financial Plan. If the actual new State-supported debt outstanding and debt service costs are below the caps at this time, State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from issuing new State-supported debt until the next cap calculation is made and debt is found to be within the applicable limitations.

For the 2005-06 fiscal year, the cumulative debt outstanding and debt service caps are 2.65 percent each. As shown in the table below, the actual level of debt outstanding and debt service costs continue to remain below the statutory caps. From April 1, 2000 through March 31, 2006 the State has issued new debt resulting in $14.9 billion of debt outstanding applicable to the debt reform cap. This is $5.6 billion below the statutory debt outstanding limitation. In addition, the debt service costs on this new debt totaled $1.2 billion in 2005-06 – or roughly $1.6 billion below the statutory debt service limitation.

Current projections also estimate that debt outstanding and debt service costs will continue to remain below the limits imposed by the Act throughout the current capital plan period, as noted in the tables below. However, the estimates assume that in 2008-09 and beyond, new debt issuances return to more moderate levels of about $4 billion annually rather than levels projected in 2006-07 and 2007-08 (primarily driven by EXCEL and new economic development initiatives).

Variable Rate Obligations and Interest Rate Exchange Agreements

Chapter 81 of the Laws of 2002 authorized issuers of State-supported debt to issue a limited amount of variable rate debt instruments and to enter into a limited amount of interest rate exchange agreements. The statute limits the use of debt instruments which result in a variable rate exposure (e.g., variable rate obligations and interest rate exchange agreements) to no more than 15 percent of total outstanding State-supported debt. It also limits the use of interest rate exchange agreements to a total notional amount of no more than 15 percent of total outstanding State-supported debt. As of March 31, 2006, State-supported debt in the amount of $41.2 billion was outstanding, resulting in a variable rate exposure cap and an interest rate exchange agreement cap and an interest rate exchange agreement cap of about $6.2 billion each.

As of March 31, 20065, the State had about $2.1 billion of outstanding variable rate instruments, or 5.1 percent of total debt outstanding, that are subject to the net variable rate exposure cap. Also, as of March 31, 2005 five issuers, DASNY, UDC, HFA, LGAC and the Thruway Authority have entered into $5.97 billion, or 14.7 percent of total debt outstanding, notional amount of interest rate exchange agreements that are subject to the interest rate exchange agreement cap.

The interest rate exchange agreements outstanding at March 31, 2005 involve nine different counterparties. All of the interest rate exchange agreements were part of refunding transactions that resulted in fixed rates (i.e., synthetic fixed rate interest rate exchange agreements) that range between 2.86 percent and 3.66 percent – rates that were significantly lower than the fixed bond rates at the time the refunding bonds were issued. In these transactions, the State issued variable rate bonds and entered into swaps in which it receives a variable rate payment expected to approximate the costs of the variable rate bonds, and pays a fixed rate. As of March, 2005, the net mark-to-market value of all the outstanding swaps (the aggregate termination amount) was approximately $118 million – the total amount the State would be required to pay to the collective authorized issuers for payments to the counterparties should all the swaps be terminated. The mark-to-market value of the outstanding interest rate exchange agreements fluctuates with interest rates and other market conditions. Generally, as interest rates rise from levels that existed in March 2005, it is expected that the counterparties would owe the State termination payments. The State plans to continue to monitor and manage counterparty risk on a monthly basis.

At the close of the 2005-06 fiscal year, the State also entered into approximately $970 million in swaps to create synthetic variable rate exposure, including $277 million of synthetic variable rate obligations and $693 million of forward starting synthetic variable rate obligations. In these transactions, the State issued fixed rate bonds and entered into swaps in which it receives a fixed rate comparable to the rate it pays on the bonds and pays the Bond Market Association (BMA) variable rate, resulting in the State paying net variable rates. The net variable rate costs the State incurred with the synthetic variable rate bonds are lower than the net costs of issuing traditional variable rate bonds because they do not require additional support costs (liquidity, insurance, broker-dealer fees, and remarketing fees). Thus, this approach can be the least costly way to achieve additional variable rate exposure. The synthetic variable rate bonds also provide the additional benefit of reducing the State’s counterparty exposure under the synthetic fixed rate bonds discussed above (as determined by an independent financial advisor), and thus are excluded agreements under the legislation and are not counted under the swaps cap. As of March 31, 2006, the net mark-to-market value of the State’s synthetic variable rate swaps is $6.5 million — the total amount the State would have to pay to the collective authorized issuers should all swaps be terminated. They do, however, count towards the variable rate debt instruments cap.

The interest rate exchange agreements authorized by the legislation are subject to various statutory restrictions, including minimum counterparty ratings that are at least in the two highest investment grade categories from a national rating agency, monthly reporting requirements, the adoption of guidelines by the governing boards of the authorized issuers, collateral requirements, an independent finding that swaps reflect a fair market value, and the use of standardized International Swaps and Derivatives Association (ISDA) documents. All of the payments made to counterparties on outstanding State-supported interest rate exchange agreements described above are subordinated to bondholder debt service payments, and the State expects that all such payments on any interest rate exchange agreements the Authorized Issuers may enter into in the future will be similarly subordinated to bondholder debt service payments.

LITIGATION

General

The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the State’s finances in the 2006-07 fiscal year or thereafter.

Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2006-07 Financial Plan. The State believes that the proposed 2006-07 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2006-07 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2006-07 Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced 2006-07 Financial Plan.

State Finance Policies—Budget Process

In Greater New York Hospital Ass’n., et al. v. Pataki, et al. (Sup. Ct., New York County), the plaintiffs seek a declaratory judgment that certain Medicaid appropriations for the State’s 2006-2007 fiscal year enacted by the Legislature over the Governor’s veto are constitutional and that the Governor and his co-defendants are constitutionally obligated to implement those appropriations and to take no action to prevent their implementation. On June 8, 2006, the Supreme Court, New York County denied plaintiffs’ request for a temporary restraining order. In Healthcare Association of New York State, et al. v. Pataki, et al. (Sup. Ct., Albany County), the petitioners also challenge the Governor’s refusal to authorize spending on Medicaid, mental health and other health appropriations for the State’s 2006-07 fiscal year enacted by the Legislature over the Governor’s veto. Both of these cases have been discontinued by agreement of the parties.

Real Property Claims

On March 4, 1985 in Oneida Indian Nation of New York, et al. v. County of Oneida, the United States Supreme Court affirmed a judgment of the United States Court of Appeals for the Second Circuit holding that the Oneida Indians have a common-law right of action against Madison and Oneida counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. At the same time, however, the Court reversed the Second Circuit by holding that a third-party claim by the counties against the State for indemnification was not properly before the Federal courts. The case was remanded to the District Court for an assessment of damages, which action is still pending. The counties may still seek indemnification in the State courts.

In 1998, the United States filed a complaint in intervention in Oneida Indian Nation of New York. In December 1998, both the United States and the tribal plaintiffs moved for leave to amend their complaints to assert claims for 250,000 acres, including both monetary damages and ejectment, to add the State as a defendant, and to certify a class made up of all individuals who currently purport to hold title within the affected 250,000 acre area. On September 25, 2000, the District Court granted the motion to amend the complaint to the extent that it sought to add the State as a defendant and to assert money damages with respect to the 250,000 acres and denied the motion to certify a class of individual landowners and to seek the remedy of ejectment.

In a decision dated March 29, 2002, the District Court granted, in part, plaintiffs' motion to strike the State's defenses and counterclaims. The defenses that were dismissed may not be asserted as to liability, but may still be asserted with respect to damages. The District Court also denied the State's motion to dismiss for failure to join indispensable parties.

On December 7, 2004, settlement agreements were signed between the State, the Oneidas of Wisconsin and the Stockbridge-Munsee Tribe, which contemplated the extinguishment of all Oneida and other Indian claims in the tract at issue in this litigation. Although the agreements provide for monetary payment, transfers of lands and other consideration to non-signatory tribal plaintiffs, these agreements were not signed by the United States, the Oneidas of New York, the Oneida of the Thames Band or the New York Brothertown. The settlement agreements required the passage of State and Federal legislation by September 1, 2005 in order to become effective, unless the parties agreed to an extension of time. No such legislation was enacted and no extension of time was agreed upon. On August 11, 2006, the defendants moved for summary judgment on the issue of laches. On December 1, 2006, the State of NY and Counties of Oneida and Madison moved for summary judgment.

Other Indian land claims include Cayuga Indian Nation of New York v. Cuomo, et al., and Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., both in the United States District Court for the Northern District of New York and Seneca Nation of Indians, et al. v. State, et al., in the United States District Court for the Western District of New York and the Onondaga Nation v. The State of New York, et al.

In the Seneca Nation of Indians case, plaintiffs seek monetary damages and ejectment with regard to their claim of ownership of certain islands in the Niagara River and the New York State Thruway right of way where the Thruway crosses the Cattaraugus reservation in Erie and Chautauqua Counties. By order dated November 17, 1999, the District Court confirmed the July 12, 1999 magistrate's report, which recommended granting the State's motion to dismiss that portion of the action relating to the Thruway right of way and denying the State's motion to dismiss the Federal government's damage claims. By decision and order dated June 21, 2002, the District Court granted summary judgment to defendants dismissing that portion of the action relating to the islands in the Niagara River. A judgment entered June 21, 2002 dismissed all aspects of this action. Plaintiffs appealed from the judgment to the U.S. Court of Appeals for the Second Circuit. By decision dated September 9, 2004, the Second Circuit affirmed the judgment of the District Court. Plaintiffs have petitioned the Second Circuit for rehearing en banc. On July 8, 2005, the Second Circuit denied the United States' motion for rehearing en banc. On September 2, 2005, the Second Circuit also denied the other plaintiffs’ petitions for rehearing en banc. On January 17, 2006, plaintiffs filed for a petition for a writ of certiorari before the United States Supreme Court, seeking review of the September 9, 2004 decision. On June 5, 2006, the Supreme Court denied plaintiffs’ petition for certiorari. This case is now concluded.

In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants’ answers. By decision dated October 20, 2003, the District Court denied the States motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution. On November 29, 2004, the plaintiff tribal entities, with one exception, approved a settlement proposed by the State, which would require enactment of State and Federal legislation to become effective. The plaintiff tribal entity that did not approve the proposed settlement on November 29, 2004, subsequently expressed its approval. A bill that would implement the terms of the Haudenosaunee-Mohawk settlement agreement has been passed by the New York State Assembly and awaits action by the New York State Senate. On February 10, 2006, the District Court stayed all further proceeding in the case until 45 days after the United States Supreme Court issued a final decision on the Cayuga Indian Nation of the New York case. On November 6, 2006, the defendants moved for judgment on the pleadings.

In the Cayuga Indian Nation of New York case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the Federal government's motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit. Following argument of the appeal, the Second Circuit requested that the parties brief the Court on the impact of any eventual decision by the United States Supreme Court in City of Sherrill v. Oneida Indian Nation of New York, et al., a case to which the State is not a named party, in which the Unites States Supreme Court has held that parcels of land recently acquired by the Oneida Indian Nation of New York within the 1788 reservation boundaries are subject to local property taxation. On October 1, 2004, the State filed an action in the District Court for the Northern District Court under the Federal Tort Claims Act, seeking contribution from the United States toward the $248 million judgment and post-judgment interest. On June 28, 2005, the Second Circuit held that plaintiffs' possessory land claim is subject to the defense of laches and is barred on that basis. The Court reversed the judgment of the District Court and entered judgment for defendants. On September 8, 2005 the Second Circuit denied plaintiff’s motion for reconsideration and en banc review. On February 3, 2006, the United States and the tribal plaintiffs filed petitions for a writ of certiorari. On May 15, 2006, the Supreme Court denied plaintiffs' petitions for certiorari. The case is now concluded.

Settlements were signed on by the Governor of the State with the Chief of the Seneca-Cayuga Tribe of Oklahoma on November 12, 2004 and with the Cayuga Indian Nation of New York on November 17, 2004 which required, in part, enactment of State and Federal legislation to be enacted by September 1, 2005 unless the parties agree to an extension of time. These agreements provide for differential payments to be made to the plaintiff tribes, based upon the outcome of the appeal then pending in the Second Circuit. No legislation was enacted by September 1, 2005 and no extension of time was agreed upon.

In The Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or “Six Nations Iroquois Confederacy,” and that conveyances of portions of that land pursuant to treaties during the period 1788 to 1822 are null and void. The “aboriginal territory” described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. The District Court has granted defendants permission to move to dismiss the complaints or for summary judgment on the issue of laches. On August 15, 2006, the defendants moved for summary judgment on the issue of laches.

Tobacco Master Settlement Agreement

In Freedom Holdings Inc. et al. v. Spitzer et al., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the 1998 Tobacco Master Settlement Agreement (“MSA”) that New York and many other states entered into with the major tobacco manufacturers. The initial complaint alleged: (1) violations of the Commerce Clause of the United States Constitution; (2) the establishment of an “output cartel” in conflict with the Sherman Act; and (3) selective nonenforcement of the laws on Native American reservations in violation of the Equal Protection Clause of the United States Constitution. The United States District Court for the Southern District of New York granted defendants’ motion to dismiss the complaint for failure to state a cause of action. Plaintiffs appealed from this dismissal. In an opinion decided January 6, 2004, the United States Court of Appeals for the Second Circuit (1) affirmed the dismissal of the Commerce Clause claim; (2) reversed the dismissal of the Sherman Act claim; and (3) remanded the selective enforcement claim to the District Court for further proceedings. Plaintiffs have filed an amended complaint that also challenges the MSA itself (as well as other related State statutes) primarily on preemption grounds. On September 14, 2004, the District Court denied all aspects of plaintiffs’ motion for a preliminary injunction except that portion of the motion relating to the ability of tobacco manufacturers to obtain the release of certain funds from escrow. Plaintiffs have appealed from the denial of the remainder of the motion to the United States Court of Appeals for the Second Circuit. In May 2005, the Second Circuit affirmed the denial of the preliminary injunction. A motion to dismiss was filed on May 2, 2006. A cross-motion for summary judgment was filed on July 12, 2006.

School Aid

In Campaign for Fiscal Equity, Inc. et al. v. State, et al. (Supreme Court, New York County), plaintiffs challenge the State's method of providing funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State's public school financing system violates article 11, section 1 of the State Constitution and Title VI of the Federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards.

This action was commenced in 1993. In 1995, the Court of Appeals affirmed the dismissal of claims under the equal protection clauses of the Federal and State constitutions and Title VI of the Federal Civil Rights Act of 1964. It reversed dismissal of the claims under article 11, section 1 of the State Constitution and implementing regulations of Title VI, and remanded these claims for trial.

By decision dated January 9, 2001, following trial, the trial court held that the State's education funding mechanism does not provide New York City students with a "sound basic education" as required by the State Constitution, and that it has a disparate impact on plaintiffs in violation of regulations enacted by the U.S. Department of Education pursuant to Title VI of the Civil Rights Act of 1964. The court ordered that defendants put in place reforms of school financing and governance designed to redress those constitutional and regulatory violations, but did not specify the manner in which defendants were to implement these reforms. The State appealed, and the trial court's decision was stayed pending resolution of the appeal. By decision and order entered June 25, 2002, the Appellate Division, First Department, reversed the January 9, 2001 decision and dismissed the claim in its entirety. On July 22, 2002, the plaintiffs filed a notice of appeal to the decision and order to the Court of Appeals.

By decision dated June 26, 2003, the Court of Appeals reversed that portion of the June 25, 2002 decision and order of the Appellate Division, First Department relating to the claims arising under the State Constitution. The Court held that the weight of the credible evidence supported the trial court’s conclusion that New York City schoolchildren were not receiving the constitutionally mandated opportunity for a sound basic education and further held that the plaintiffs had established a causal link between the present education funding system and the failure to provide said sound basic education. The Court remitted the case to the trial court for further proceedings in accordance with its decision.

On August 3, 2004, the Supreme Court, New York County, referred this case to a panel of three referees. The panel is to make recommendations to the court as to how the State should fulfill the Court of Appeals mandate to provide New York City school children with a sound basic education. On November 30, 2004, the panel issued its report and recommendations. It recommended that the Supreme Court direct the State to pay to New York City schools a total of $14.08 billion over the next four years in additional operations funding and $9.179 billion over the next five years for capital improvements. On March 15, 2005, the Supreme Court, New York County, issued an order confirming the panel’s report and recommendations and directing the State to take all steps necessary to provide additional funding for New York City schools in the amounts of $1.41 billion in 2005-06, $2.82 billion in 2006-07, $4.22 billion in 2007-08 and $5.63 billion in 2008-09, totaling $14.08 billion over the next four years. The Court also directed the State to take all steps necessary to provide additional capital funding in the amount of $1.836 billion annually, totaling $9.179 billion over the next five years. The State has appealed from the March 15, 2005 order to the Appellate Division, First Department and the trial court’s decision was stayed pending a resolution of the appeal. On May 3, 2005, the First Department denied the plaintiffs’ motion to lift the automatic stay.

On March 23, 2006, the Appellate Division, First Department, by a three-member majority, vacated the March 15, 2005 order of the Supreme Court, New York County, confirming the referee’s report and directed the Governor and the Legislature to:

(1)	“Consider, as within the range of constitutionally required [operational] funding for the New York City School District,” between $4.7 billion and 5.63 billion, phased in over four years, and “that they appropriate such amount” in order to remedy the constitutional deprivations found in the Court of Appeals’ June 26, 2003 decision; and

(2)	“Implement a capital improvement plan that expends $9.179 billion over the next five years or otherwise satisfies the City schools’ constitutionally recognized capital needs.”

In so directing the Governor and the Legislature, the First Department noted that “in the final analysis it is for the Governor and the Legislature to make the determination as to the constitutionally mandated amount of funding, including such considerations as how the funds shall be raised, how additional expenditures will affect other necessary appropriations and the economic viability of the State, and how the funding shall be allocated between the State and the City.”

On April 17, 2006, the plaintiffs appealed to the Court of Appeals from the March 23, 2006 decision of the First Department. The State defendants cross appealed on April 21, 2006.

Medicaid

There are numerous cases in which nursing homes have challenged the statutory provisions setting the reimbursement methodology pursuant to which they receive Medicaid payments, including New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke's Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (six cases), and Matter of Nazareth Home of the Franciscan Sisters, et al. v. Novello. Plaintiffs allege that the changes in methodologies have been adopted in violation of procedural and substantive requirements of State and Federal law.

In New York Association of Homes and Services for the Aging v. DeBuono, et al., the United States District Court for the Northern District of New York dismissed plaintiffs' complaint by order dated May 19, 2004. On April 6, 2006, the Second Circuit Court of Appeals affirmed the order of the District Court. This case is now concluded. Several related State Court cases involving the same parties and issues had been held in abeyance pending the result of the litigation in Federal Court.

In Matter of Nazareth Home of the Franciscan Sisters, et al. v. Novello, the Supreme Court, Erie County, dismissed the petition by decision, order and judgment dated December 22, 2004. By order entered September 30, 2005, the Supreme Court, Appellate Division, Fourth Department affirmed the decision of the lower court. On December 22, 2005, the Appellate Division, Fourth Department, granted petitioners’ motion for leave to appeal to the Court of Appeals. On October 24, 2006, the Court of Appeals affirmed the order of the Appellate Division dismissing the petition.

* * * * *

RATING AGENCIES’ ACTIONS

Standard & Poor’s, Moody’s and Fitch rated the State’s general obligation bonds AA, Aa3 and AA-, respectively, as of December 2006. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency. Any such downward revision or withdrawal of a rating could have adverse effects on the market price of the State’s municipal obligations.

ADDITIONAL CONSIDERATIONS

New York municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New York state personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations.

APPENDIX E

[Appendix E to be amended]

ADDITIONAL INFORMATION CONCERNING OBLIGATIONS OF THE GOVERNMENT OF PUERTO RICO MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in Puerto Rico municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth of Puerto Rico (“Puerto Rico” or the “Commonwealth”) and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based primarily on information from official statements relating to offerings of Puerto Rico issuers and other reports publicly issued by the Commonwealth or certain of its agencies. Any estimates of future results and other projections are statements of opinion based on available information at the time made and are subject to risks and uncertainties which may cause actual results to differ materially. The funds have not independently verified, and are not responsible for, the accuracy or timeliness of this information, and such information is included herein without the express authority of any Puerto Rico issuer.

OVERVIEW

Puerto Rico is located approximately 1,600 miles southeast of New York City. According to the United States Census Bureau, its population was 3,808,610 in 2000. Puerto Rico’s political status is that of a commonwealth. The United States and the Commonwealth share a common defense, market, currency and citizenship. The Commonwealth government exercises virtually the same control over its internal affairs as is exercised by the state governments of each of the fifty states over their respective internal affairs, with similar separation of powers among the executive, legislative and judicial branches. It differs from the states, however, in its relationship with the federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections. They are represented in Congress by a Resident Commissioner who has a voice in the House of Representatives but no vote. Most federal taxes, except those such as Social Security taxes, which are imposed by mutual consent, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. The official languages of Puerto Rico are Spanish and English.

The Constitution of Puerto Rico limits the amount of general obligation debt that the Commonwealth can issue or guarantee. The Commonwealth’s policy has been and continues to be to maintain the level of such debt within a prudent range below the constitutional limitation.

Fiscal responsibility for the Commonwealth is shared among the Department of the Treasury, the Office of Management and Budget and Government Development Bank for Puerto Rico ("Government Development Bank"). The Department of the Treasury is responsible for collecting most of the Commonwealth’s revenues, overseeing preparation of its financial statements and contributing to the preparation of the budget. The Office of Management and Budget prepares the Commonwealth’s budget and is responsible for monitoring expenditures. Government Development Bank is the fiscal agent and financial advisor to the Commonwealth and its agencies, public corporations and municipalities and coordinates the management of public finances.

ECONOMY

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy. Factors affecting the United States economy usually have a significant impact on the performance of the Puerto Rico economy. These include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the level of oil prices, the rate of inflation, and tourist expenditures.

E-1

Consequently, the economic slowdown in the United States in 2001 and 2002 and the subsequent recovery in 2003 and 2004 (which continues in 2005) has also been reflected in the Puerto Rico economy. During fiscal year 2004 (July 2003 through June 2004), approximately 82% of Puerto Rico’s exports went to the United States mainland, which was also the source of approximately 45% of Puerto Rico’s imports.

Fiscal Year 2004

The Puerto Rico Planning Board’s preliminary reports of the performance of the Puerto Rico economy during the fiscal year 2004 indicated that the economy registered an increase of 2.8% in real gross product. According to the Department of Labor and Human Resources Household Employment Survey (the “Household Survey”), total monthly seasonally adjusted employment for fiscal year 2004 averaged 1,205,602, an increase of 1.5%, compared to 1,188,015 for fiscal year 2003. The unemployment rate for fiscal year 2004 was 11.4%, a decrease from 12.1% for fiscal year 2003.

Fiscal Year 2005

The Planning Board’s real gross product forecast for fiscal year 2005, released in February 2004, projected an increase of 2.3%. The Planning Board confirmed this projection in February 2005. The major short term risks that could have an adverse effect on the economy of Puerto Rico include the persistent high level of oil prices, the upward turn of short-term interest rates, and the devaluation of the United States dollar, which affects the value of imports to Puerto Rico. As in the past, the economy of Puerto Rico followed the performance of the United States economy. Although interest rates began to increase slightly at the end of fiscal year 2004, interest rates still remain at historically low levels, a factor which could stimulate economic activity in Puerto Rico for the short and medium-term. According to the Household Survey, total employment for fiscal year 2005 averaged 1,237,600, an increase of 2.7% compared to fiscal year 2004. The unemployment rate for fiscal year 2005 was 10.6%.

Fiscal Year 2006

The Planning Board’s real gross national product forecast for fiscal year 2006, released in February 2005, projected an increase of 2.5%. The major short-term factors that could have an adverse effect on the economy include those presented for fiscal year 2005 and the possibility of deceleration of public investment due to the Commonwealth’s fiscal difficulties, which could reduce activity in the construction and other sectors. The continued upward trend of interest rates may also contribute to a possible slowing of economic activity in general. The increase in oil prices coupled with other price increases, also serve to reduce disposable income and, therefore, overall economic activity. The Commonwealth is dependent on oil for approximately 70% of its power generation. Therefore, the increases in oil prices are expected to negatively affect the Commonwealth’s economy. On the other hand, it is expected that the implementation of the tax reform will positively affect economic activity of the Commonwealth. Although the current administration is working to maintain public investment, no assurance can be given that the Commonwealth will succeed in these efforts.

FINANCIAL RESULTS

Proposed Budget Fiscal Year 2006 Compared to Current Budget Fiscal Year 2005

The General Fund total revenues for fiscal year 2006 are projected to be $8.945 billion, representing an increase of $638 million from fiscal year 2005 net revenues. Projected increased revenues for fiscal year 2006 include: (i) increases in income taxes from individuals of $173.8 million; (ii) increases in income taxes from corporations of $271.1 million; and (iii) increases in total excise taxes of $95.8 million. The $8.945 billion amount includes $100 million from an interest rate swap transaction that the Commonwealth anticipates undertaking during fiscal year 2006.

The projection of General Fund revenues for fiscal year 2006 is based on a projected 5.9% nominal growth in gross national product, and additional revenues of $130 million from the following new transitional legislation: (i) an increase in income taxes applicable to regular corporations ($68 million); (ii) an increase in license fees for luxury cars ($17 million); (iii) a surtax on insurance companies ($16 million); and (iv) an increase in capital gains rates ($29 million). These tax increases are scheduled to expire during fiscal year 2008 after the changes in the tax reform proposal are fully implemented. The projected revenues also assume the receipt of $95 million from the following administrative measures: (i) an intensification of efforts to detect excise tax evasion using recently acquired x-ray machines to monitor ship containers at ports of entry; (ii) the implementation of a program to improve all tax collections; and (iii) heightened scrutiny on the payment of excise taxes on crude oil and its derivatives.

E-2

Current expenses and capital improvements of all budgetary funds total $14.9 billion, an increase of approximately $797 million from fiscal year 2005. The principal reasons for the differences are mainly due to (i) increases in education, which are $265 million higher; (ii) increases in health related expenditures, which are $31.3 million higher; (iii) increases in welfare, which are $6 million higher; (iv) increases in transportation and communications, which are $8 million higher; (v) increases in contributions to municipalities, which are $16 million higher; (vi) an increase in other debt service, consisting principally of Commonwealth appropriation debt, which is $124.3 million higher; (vii) decreases in general government, which are $53 million lower; (viii) a decrease in economic development, which is $18.4 million lower; (ix) a decrease in housing, which is $7 million lower; (x) decreases in public safety and protection, which are $25 million lower; and (xi) a decrease in debt service on general obligation and guaranteed debt, which is $263 million lower. Total expenditures for fiscal year 2006, based on the spending rate experienced during the first two months thereof, are estimated to reach $9.464 billion.

Fiscal Year 2005 Compared to Fiscal Year 2004

The General Fund total net revenues for fiscal year 2005 were $8.307 billion, representing an increase of $322 million or 4%, from fiscal year 2004 net revenues. This amount excludes proceeds of a loan of $550 million obtained from the Government Development Bank (“GDB”), which is included as part of “Proceeds of notes and other borrowings.” The major changes in revenues from fiscal year 2004 were: (i) increases in total income taxes of $222 million, mainly resulting from increases in income taxes collected from individuals of $198 million and in income taxes collected from corporations of $40 million; (ii) increases in total excise taxes of $90.8 million; and (iii) increases in other revenues of $6.9 million, mainly as a result of an increase in miscellaneous non-tax revenues of $40.8 million.

Preliminary total cash expenditures for fiscal year 2005 are estimated at $9.208 billion, which exceeded budgeted expenditures by $354 million, attributed mainly to increases in the area of: (i) education ($303 million); (ii) public safety and protection ($23 million); (iii) health ($15 million); (iv) welfare ($10 million); and (v) economic development ($3 million). This amount also excludes approximately $80 million of additional expenditures that were not originally budgeted. Various financing transactions were entered into to cover this imbalance.

Current expenses and capital improvements of all budgetary funds total $14.1 billion, an increase of $1 billion from fiscal year 2004. The major changes in General Fund expenditures by program in fiscal year 2005 were: (i) education (up $287 million); (ii) public safety and protection (up $163 million); (iii) special pension contributions (up $52 million); (iv) debt service on Commonwealth’s general obligation and guaranteed debt, (up $35.8 million); (v) welfare (up $30 million); (vi) health (up $25 million); (vii) economic development (up $16 million); (viii) transportation and communications (up $9 million); (ix) contributions to municipalities (up $7 million); (x) housing (up $2 million); (xi) a decrease in other debt service, consisting principally of Commonwealth appropriation debt (down $30 million); and (xii) general government debt (down $40 million).

The consolidated budget for fiscal year 2005 totaled $24.8 billion. Of this amount, $14.5 billion was assigned to the central government. This amount included General Fund total resources and appropriations of $8.9 billion, which represented an increase of $641 million, or 7.7%, over budgeted amounts for fiscal year 2004. These total resources budgeted included $8.3 billion of total revenues and $550 million of additional resources from a GDB loan secured by tax receivables. The budget for fiscal year 2005 was approved July 1, 2004.

As a means of increasing revenues for fiscal year 2005, the following laws were enacted: (1) a "sunset provision" which enables early retirement or "rollover" of certain individual retirement account funds without penalties under the Commonwealth’s income tax law; (2) a one-year "sunset provision" for variable annuities by insurance companies in the United States held by Puerto Rico citizens for "rollovers" to variable annuities by Puerto Rico insurance companies; (3) a transfer to the General Fund of compulsory motor vehicle insurance premiums for which reimbursement has not been claimed; and (4) a "sunset provision" to lower all long-term capital gains tax rates by 50%. In particular, gains realized from July 1, 2004 to June 30, 2005 from the sale or exchange of a capital asset by resident individuals, if held for more than six months, will be taxed at a rate of 5% (6.25% in the case of corporate taxpayers) if located in Puerto Rico and at a rate of 10% (12.5% in the case of corporate taxpayers) if located outside Puerto Rico. Similarly, lump sum distributions by resident individuals on income from pensions will be taxed at a rate of 10%.

Preliminary Fiscal Year 2004 Compared to Fiscal Year 2003

General Fund total net revenues for fiscal year 2004 were $7.985 billion, representing an increase of $143 million, or 1.8%, from fiscal year 2003 net revenues. This amount excludes proceeds of a loan of $233 million obtained from GDB, which is included as part of "Proceeds of notes and other borrowings." The loan has a term of ten years, and may be repaid sooner to the extent that

E-3

sufficient revenues are available for such purpose. This amount also excludes $82 million of additional non-recurring revenues. The major changes in revenues from fiscal year 2003 were: (i) increases in total income taxes of $128 million, mainly resulting from increases in income taxes from individuals of $203 million and in income taxes withheld from non-residents of $114 million; (ii) increases in total excise taxes of $42 million; and (iii) decreases in other revenues of $65 million, mainly as a result of a decrease in miscellaneous non tax revenues of $59 million. Approximately $170 million of the increase in total income taxes for fiscal year 2004 relates to the collection of past taxes as a result of an incentives plan implemented by the Secretary of the Treasury.

Total cash expenditures for fiscal year 2004 were $8.004 billion, which amount excludes certain amounts related to fiscal year 2004 but to be disbursed in fiscal year 2005. This amount also excludes approximately $293 million of additional expenditures that were not originally budgeted and are expected to be covered with reserve funds ($50 million), the reimbursement of certain federal education funds ($141 million), and other sources. After considering (i) debt service payments, (ii) $227 million in net borrowings from GDB and other sources, and (iii) $63 million in other income from the General Fund’s non budgetary funds, the ending cash balance of the General Fund decreased from $179 million at the end of fiscal year 2003 to $109 million at the end of fiscal year 2004.

LITIGATION

The Commonwealth is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Under Act No. 104 of the Legislative Assembly of Puerto Rico, approved on June 25, 1955, as amended (“Act No. 104”), persons are authorized to sue the Commonwealth only for causes of actions specified in said Act. The Commonwealth may be liable under Act No. 104 for damages up to a maximum amount of $75,000, or $150,000 if the suit involves actions for damages to more than one person or where a single injured party is entitled to several causes of action. Under certain circumstances, as provided in Act No. 9 of the Legislative Assembly of Puerto Rico, approved on November 26, 1975, as amended (“Act No. 9”), the Commonwealth may provide its officers and employees, including directors of public corporations and government instrumentalities and mayors of the municipalities of the Commonwealth, with legal representation, as well as assume the payment of any judgment that may be entered against them. There is no limitation on the amount of the judgment that may be paid under Act No. 9.

With respect to pending and threatened litigation, as of June 30, 2004, the Commonwealth has included in its financial statements reported liabilities of approximately $219 million for awarded and anticipated unfavorable judgments. This amount represented the amount estimated at the time as a probable liability or a liability with a fixed or expected due date, which would require future available financial resources for its payment. The Commonwealth believes that the ultimate liability in excess of amounts provided in the financial statements, if any, would not be significant.

The Commonwealth is a defendant in two lawsuits filed, one in Commonwealth court and one in the United States District Court for the District of Puerto Rico, by an association of primary care health centers seeking to recover from the Commonwealth $120 million of Medicaid funds retained by the Department of Health since 1997. In June 2004, the Superior Court of the Commonwealth in San Juan determined that the Commonwealth must return those funds. The Commonwealth appealed this decision. As of June 30, 2004, the Commonwealth has accrued $120 million for this legal contingency. With respect to the federal case, a preliminary injunction was issued by the Court against the Commonwealth requiring it to disburse approximately $20 million in six payments beginning in October 2005.

The Commonwealth is a defendant in two lawsuits filed in local and federal district court by an association of insurance companies seeking to recover from the Commonwealth approximately $38 million of compulsory motor vehicle insurance premiums allegedly belonging to the insurance companies or their policyholders, which were transferred by the Secretary of the Treasury to the General Fund. The Commonwealth believes that its ultimate liability, if any, would not be significant.

The Commonwealth is also a defendant in various cases, including a class action presented by parents of special education students alleging deficient services to these students in the areas of education and health care before Commonwealth Courts. One court recently decided in favor of the parents’ request to include damage claims in the same class action case. This decision is appealable and thus, not final at this time. The Commonwealth does not anticipate any final determination or damages award, in any case, to be granted in this fiscal year.

The Commonwealth and various component units are defendants in other lawsuits alleging violations of constitutional rights (for example, by municipalities) civil rights, breach of contract, and other damage claims. Preliminary hearings and discovery proceedings are in progress. The amounts claimed exceed $7.8 billion; however, the ultimate liability cannot be presently determined. It is the opinion of the Commonwealth that the claims are excessive. No provision for any liability that may result upon adjudication of these lawsuits has been recognized by the Commonwealth. The Commonwealth believes that the ultimate liability in excess of amounts provided, if any, would not be significant.

E-4

The Governor, the Director of OMB and the Secretary of the Treasury are also defendants in various lawsuits by governmental entities whose budgets for fiscal year 2006 were reduced under the Executive Order of August 30, 2005. These claimants are challenging, on constitutional and statutory grounds, the Governor’s reallocation of resources. The Commonwealth believes these challenges will not prevail. If all or any of these challenges prevail, however, further adjustments would have to be made to the fiscal year 2006 budget in the form of cuts to other agencies’ budgets in the approximate amount of $30 million.

* * * * *

RATING AGENCIES’ ACTIONS

As of July 2006, Moody’s and Standard & Poor’s rated the Commonwealth’s general obligation, respectively, Baa3, BBB. In May 2006, Moody’s downgraded the Commonwealth’s general obligation rating to Baa3. Moody’s has also placed the Commonwealth’s general obligation rating in “watchlist.” the “watchlist” action places the Commonwealth’s Baa3 general obligation rating under review for possible downgrade. Any explanation regarding the reasons for and the significance of such ratings must be obtained from the respective ratings agency furnishing the same. The ratings reflect only the respective opinions of such rating agencies. There is no assurance that the ratings will continue for any given period of time or will not be revised downward or withdrawn entirely by either or both of such rating agencies. Any such downward revision or withdrawal of a rating could have an adverse effect on the market prices of the Commonwealth’s municipal obligation bonds.

E-5

APPENDIX F— Proxy Voting Policies and Procedures

Western Asset Management Company

Proxy Voting Policy

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a. Proxies are reviewed to determine accounts impacted.

b. Impacted accounts are checked to confirm Western Asset voting authority.

c. Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d. If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e. Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f. Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a. A copy of Western Asset’s policies and procedures.

b. Copies of proxy statements received regarding client securities.

c. A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d. Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;
2.	Exchange ticker symbol of the issuer’s shares to be voted;
3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;
4.	A brief identification of the matter voted on;
5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;
6.	Whether a vote was cast on the matter;
7.	A record of how the vote was cast; and
8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1. Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2. Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3. Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1. Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a. Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b. Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c. Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d. Votes are cast on a case-by-case basis in contested elections of directors.

2. Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b. Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c. Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d. Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3. Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a. Western Asset votes for proposals relating to the authorization of additional common stock.

b. Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c. Western Asset votes for proposals authorizing share repurchase programs.

4. Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5. Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a. Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b. Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6. Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a. Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b. Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1. Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2. Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3. Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1. Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2. Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers – i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1. Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2. Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3. Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4. Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Legg Mason Partners Exchange Reserve Fund

Supplement dated April     , 2007

to Prospectus dated November 30, 2006

The attached prospectus is now dated April     , 2007.

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name. The fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly fixed-income-type funds. The prospectus is supplemented as shown below to reflect this change. Any information in the prospectus relating to the fund prior to the date of the prospectus refers to the fund’s predecessor.

Performance Information

The summary performance information shown below and in the “Performance information” section of the prospectus is that of the fund’s predecessor.

Total Return for Class B Shares

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest:     % in      quarter         ; Lowest:     % in      quarter         .

Year to date:     % through                 .

Average Annual Total Returns (for periods ended December 31, 2006)

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class B	%	%	%	%	7/8/86

Class C	%	%	%	%	11/7/94

90-day Treasury Bill	%	%	%	N/A	N/A

	Class B	Class C
7-day yield as of December 31, 2006:	%	%

Management — Other Information

The paragraph beneath the heading “Other information” in the “Management” section of the prospectus is deleted.

Financial Highlights

The financial information shown below and in the “Financial highlights” section of the prospectus is that of the fund’s predecessor. The financial information for the six-month period ended January 31, 2007 is unaudited.

For a Class B share of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class B Shares(1)	6 Months Ended January 31, 2007 (unaudited)	2006		2005		2004		2003		2002
Net Asset Value, Beginning of Year		$1.00		$1.00		$1.00		$1.00		$1.00

Income from Operations:
Net investment income		0.034		0.012		0.001		0.003		0.010
Net realized gain (loss)		(0.000	)(2)	(0.000	)(2)	0.000	(2)	(0.000	)(2)	0.000	(2)

Less Distributions From:
Net investment income		(0.034)		(0.012)		(0.001)		(0.003)		(0.010)
Net realized gain		—		—		(0.000	)(2)	—		(0.000	)(2)

Net Asset Value, End of Year		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return(3)		3.40%		1.26%		0.10%		0.30%		1.04%

Net Assets, End of Year (millions)		$48		$61		$91		$128		$164

Ratios to Average Net Assets:
Gross expenses		1.14%		1.20%		1.21%		1.17%		1.19%
Net expenses		1.13	(4)	1.17	(4)	0.99	(4)	1.12	(4)	1.19
Net investment income		3.28		1.19		0.10		0.31		1.03

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.001 per share.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	Reflects fee waivers and/or expense reimbursements.

For a Class C share of beneficial interest outstanding throughout each year ended July 31, unless otherwise noted:

Class C Shares(1)	6 Months Ended January 31, 2007 (unaudited)	2006		2005		2004		2003		2002
Net Asset Value, Beginning of Year		$1.00		$1.00		$1.00		$1.00		$1.00

Income from Operations:
Net investment income		0.032		0.011		0.001		0.003		0.010
Net realized gain (loss)		(0.000	)(2)	(0.000	)(2)	0.000	(2)	(0.000	)(2)	0.000	(2)

Less Distributions From:
Net investment income		(0.032)		(0.011)		(0.001)		(0.003)		(0.010)
Net realized gain		—		—		(0.000	)(2)	—		(0.000	)(2)

Net Asset Value, End of Year		$1.00		$1.00		$1.00		$1.00		$1.00

Total Return(3)		3.21%		1.11%		0.11%		0.29%		1.02%

Net Assets, End of Year (millions)		$151		$127		$114		$91		$78

Ratios to Average Net Assets:
Gross expenses		1.32%		1.35%		1.22%		1.20%		1.22%
Net expenses		1.31	(4)	1.33	(4)	0.99	(4)	1.13	(4)	1.22
Net investment income		3.19		1.12		0.11		0.28		0.98

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.001 per share.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	Reflects fee waivers and/or expense reimbursements.

PROSPECTUS

November 30, 2006

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners Exchange Reserve Fund

Class B and C Shares

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

“Smith Barney” is a service mark of Citigroup, licensed for use by Legg Mason as the name of funds and investment managers. Legg Mason and its affiliates, as well as the fund’s investment manager, are not affiliated with Citigroup.

Legg Mason Partners

Exchange Reserve Fund

Prior to April 7, 2006, the fund was named Smith Barney Exchange Reserve Fund.

Investments, risks and performance

Investment objective

The fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

Principal investment strategies

Key investments

The fund invests in high quality, U.S. dollar denominated short-term debt securities. These may include obligations issued by U.S. and foreign banks, the U.S. government, its agencies or instrumentalities, U.S. states and municipalities and U.S. and foreign corporate issuers. The fund normally will invest at least 25% of its assets in obligations of domestic and foreign banks. The principal amount of each obligation must be either fully insured by the Federal Deposit Insurance Corporation (FDIC) or the issuing bank must have more than $100 million of working capital or more than $1 billion of total assets.

The fund may invest in all types of money market securities, including commercial paper, certificates of deposit, time deposits, bankers’ acceptances, asset-backed securities, repurchase agreements and other short-term debt securities. The fund limits foreign investments to issuers located in major industrialized countries.

Minimum credit quality

The fund invests in commercial paper and short-term obligations rated by at least one nationally recognized statistical rating organization in the highest short-term rating category, or if unrated, of equivalent quality, and in other corporate obligations and municipal obligations rated in the two highest rating categories, or if unrated, of equivalent quality.

Maximum maturity

The fund invests exclusively in securities having remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

Selection process

In selecting investments for the fund, the portfolio managers look for:

■	The best relative values based on an analysis of yield, price, interest rate sensitivity and credit quality
■	Issuers offering minimal credit risk
■	Maturities consistent with the portfolio managers’ outlook for interest rates

All investments involve some degree of risk. However, the fund is a “money market fund” and, as such, seeks income by investing in short-term debt securities that meet strict standards established by the Board based on special rules for money market funds adopted under federal law.

The fund may also use other strategies and invest in other securities that are described, along with their risks, in the fund’s Statement of Additional Information (“SAI”). However, the fund might not use all of the strategies and techniques or invest in all of the types of securities described in this Prospectus or in the SAI. There also are many other factors, which are not described here, that could adversely affect your investment and that could prevent the fund from achieving its goals.

2         Legg Mason Partners Funds

Principal risks of investing in the fund

Although the fund seeks to preserve the value of your investment at $1 per share, it is possible to lose money by investing in the fund, or the fund could underperform other short-term debt instruments or money market funds, if:

■	Interest rates rise sharply
■	An issuer or guarantor of the fund’s securities defaults, or has its credit rating downgraded
■	The portfolio managers’ judgment about the value or credit quality of a particular security proves to be incorrect

The fund invests at least 25% of its assets in obligations of domestic and foreign banks and, as a result, is more susceptible to events affecting the banking industry. The value of the fund’s foreign bank securities may go down because of unfavorable government actions or political instability. Compared to U.S. banks, there may be less publicly available information about foreign banks. In addition, foreign banks are not subject to the uniform accounting, auditing and financial reporting standards of U.S. banks. A decline in a foreign currency relative to the U.S. dollar may indirectly increase credit risk and default risk attributable to foreign bank obligations in which the fund invests.

Who may want to invest

The fund may be an appropriate investment if you:

■	Are seeking current income
■	Are looking for an investment with lower risk than most other types of funds
■	Are looking to allocate a portion of your assets to money market securities

Performance information

The following shows summary performance information for the fund in a bar chart and an Average Annual Total Returns table. The information provides an indication of the risks of investing in the fund by showing changes in its performance from year to year and by showing how the fund’s average annual returns compare with the returns of the 90-day Treasury Bill. The bar chart and the information below show the performance of the fund’s Class B shares, but do not reflect the impact of sales charges (loads). If they did, the returns would be lower than those shown. Unlike the bar chart, the performance for Class B and C shares in the Average Annual Total Returns table reflects the impact of the maximum sales charge (load) applicable to the respective classes. The fund’s past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

Legg Mason Partners Exchange Reserve Fund         3

Total Return for Class B Shares

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest: 1.35% in 4th quarter 2000; Lowest: 0.02% in 2nd quarter 2004.

Year to date: 2.96% through 9/30/06.

Average Annual Total Returns (for periods ended December 31, 2005)

	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class B	(2.90)%	1.01%	2.84%	3.91%	7/8/86

Class C	0.86%	1.15%	2.81%	3.01%	11/7/94

90-day Treasury Bill	3.07%	2.11%	3.63%	N/A	N/A

	Class B	Class C
7-day yield as of December 31, 2005:	4.26%	4.09%

4         Legg Mason Partners Funds

Fee table

This table sets forth the fees and expenses you may pay if you invest in fund shares.

Shareholder Fees

(paid directly from your investment)	Class B		Class C
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	(1)	None	(1)

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	4.50	%(2)	1.00	%(2)(3)

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)(1)(2)	Class B	Class C
Management fees(4)	0.45%	0.45%

Distribution and service (12b-1) fees	0.50%	0.50%

Other expenses(5)	0.17%	0.35%

Total annual fund operating expenses(4)(5)	1.12%	1.30%

(1)	Shares of the fund may be acquired by the general public only through the exchange of Class B or C shares of other Legg Mason Partners Funds. Exchanges are made at net asset value without a front-end sales charge. Shares of the fund may, however, be acquired directly through certain retirement programs.
(2)	Class B or C shares of the fund acquired though exchanges with shares of other Legg Mason Partners Mutual Funds are subject to the contingent deferred sales charge, if any, applicable to the exchanged shares. This could be 5.00% or less for Class B shares, and 1.00% or less for Class C shares.
(3)	As of November 20, 2006, the contingent deferred sales charge is waived for retirement plans with omnibus accounts held on the books of the fund.
(4)	Effective December 1, 2005, the management fee is calculated based on the fund’s average daily net assets as follows: 0.450% on assets up to and including $1 billion; 0.425% on assets over $1 billion and up to and including $2 billion; 0.400% on assets over $2 billion and up to an including $5 billion; 0.375% on assets over $5 billion and up to and including $10 billion; and 0.350% on assets over $10 billion.
(5)	The amounts set forth in “Other expenses” for Class B and C Shares have been revised to reflect the estimated effect of new transfer agency and custody contracts which became effective on January 1, 2006.

Legg Mason Partners Exchange Reserve Fund         5

Example

This example helps you compare the costs of investing in the fund with the costs of investing in other mutual funds. Your actual costs may be higher or lower. The example assumes:

■	You invest $10,000 in the fund for the period shown
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the Securities and Exchange Commission (the “SEC”) for purposes of this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class B (redemption at end of period)	$564	$656	$717	$1,363	(1)

Class B (no redemption)	$114	$356	$617	$1,363	(1)

Class C (redemption at end of period)	$232	$411	$712	$1,568

Class C (no redemption)	$132	$411	$712	$1,568

(1)	Assumes conversion to Class A shares of Smith Barney Money Funds — Cash Portfolio approximately eight years after purchase.

Portfolio holdings

The fund’s policies and procedures with respect to the disclosure of the fund’s portfolio securities are described in the SAI.

6         Legg Mason Partners Funds

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is the fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to the fund. Western Asset Management Company (“Western Asset” or the “subadviser”) provides the day-to-day portfolio management of the fund as subadviser.

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset acts as investment adviser to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of September 30, 2006, Western Asset’s total assets under management were approximately $545 billion.

LMPFA and Western Asset are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of September 30, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $891 billion.

Prior to August 1, 2006, Smith Barney Fund Management LLC (“SBFM”) was the fund’s investment manager. SBFM is also a wholly-owned subsidiary of Legg Mason.

Management fee

For the fiscal year ended July 31, 2006, the fund paid a fee of 0.45% of the fund’s average daily net assets for advisory and administrative services. For the period from August 1, 2005 through November 30, 2005, the fund paid SBFM an advisory fee and an administrative fee equal to 0.30% and 0.20%, respectively, of the fund’s average daily net assets. For the period from December 1, 2005 through July 31, 2006, the fund paid SBFM a management fee equal to 0.45% of the fund’s average daily net assets.

A discussion regarding the basis for the Board’s approval of the fund’s management agreement and subadvisory agreement is available in the fund’s Annual Report for the fiscal year ended July 31, 2006.

Other information

The fund’s Board has approved a number of initiatives designed to streamline and restructure the fund complex, and has authorized seeking shareholder approval for those initiatives where shareholder approval is required. These initiatives include the election of a new Board, the grouping of the fund for organizational and governance purposes with other funds in the fund complex that are predominantly fixed-income-type funds, and the adoption of a single form of organization as a Maryland business trust, with all funds operating under uniform charter documents. Fund shareholders entitled to vote also have been asked to approve investment matters, including standardized fundamental investment policies and the ability of the fund to change its investment objective without shareholder approval. Proxy materials describing these matters were mailed in October 2006. If shareholder approval is obtained, these matters generally are expected to be effectuated during the first half of 2007.

Legg Mason Partners Exchange Reserve Fund         7

The fund’s Board and the fund’s shareholders have approved a reorganization pursuant to which the fund’s assets would be acquired, and its liabilities would be assumed, by the Smith Barney Money Funds — Cash Portfolio (the “Acquiring Fund”) in exchange for shares of the Acquiring Fund. The fund would then be liquidated, and shares of the Acquiring Fund would be distributed to fund shareholders.

As more fully described in the proxy materials sent to fund shareholders, under the reorganization, fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the fund. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by fund shareholders as a result of the reorganization.

The reorganization is subject to the satisfaction of certain conditions. Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in this Prospectus.

You should review a copy of the Acquiring Fund’s prospectus for a description of that fund’s investment objective and principal investment strategies. The prospectus is available at http://www.leggmason.com/InvestorServices.

Distribution plan

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, Citigroup Global Markets Inc. (“CGMI”) and PFS Investments Inc. (“PFS”) serve as the fund’s distributors.

The fund has adopted a shareholder services and distribution plan for each of its Class B and C shares. Under the plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and, over time, will increase the cost of your investment and may cost you more than other types of sales charges.

In addition, a distributor may make payments for distribution and/or shareholder servicing activities out of its past profits and other available sources. A distributor may also make payments to dealers for marketing, promotional or related expenses. The amount of these payments is determined by a distributor and may be substantial. The manager or an affiliate may make similar payments under similar arrangements.

The payments described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the fund’s distributors, affiliates of the manager, broker/dealers, financial institutions and other financial intermediaries through which investors may purchase shares of the fund. In some circumstances, such payments may create an incentive for an intermediary or its employees or associated persons to recommend or sell shares of the fund to you. Please contact your financial intermediary for details about revenue sharing payments it may receive.

Recent developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the fund, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder

8         Legg Mason Partners Funds

(the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Legg Mason Partners Exchange Reserve Fund         9

Choosing a class of shares to buy

You can buy shares of the fund only by exchanging Class B or Class C shares of other Legg Mason Partners Funds (in limited circumstances, retirement plan investors may be able to buy shares of the fund directly through their retirement plan). You should consult your Service Agent (defined below) for more information.

Class B and Class C shares have different sales charges and expenses. Class C shares have a lower contingent deferred sales charge and a shorter contingent deferred sales charge period than Class B shares. However, because Class B shares convert to Class A shares of the Smith Barney Money Funds — Cash Portfolio (“Cash Portfolio”), and Class C shares do not, Class B shares may be more attractive to long-term investors.

There are other variables in share class expenses. You should review the Fee table and Example at the front of this Prospectus carefully before choosing your share class.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions, a distributor’s financial advisors or registered representatives (each called a “Service Agent”)
■	The fund, but only if you are investing through certain qualified plans or Service Agents

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class to buy, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s choice of share class in which to invest.

Not all classes of shares are available through each Service Agent. You should contact your Service Agent or consult the SAI for further information.

10         Legg Mason Partners Funds

Investment minimums

Minimum initial and additional investment amounts vary depending on the nature of your investment. Whether you are exchanging into the fund or buying shares directly through a qualified or non-qualified retirement plan, you must satisfy these minimums.

Investment Minimum Initial/Additional Investments

	Class B	Class C
General	$500/$50	$500/$50

IRAs and Uniform Gifts or Transfers to Minor Accounts	$250/$50	$250/$50

SIMPLE IRAs	$1/$1	$1/$1

Systematic Investment Plans	$25/$25	$25/$25

Retirement Plans with omnibus accounts held on the books of the fund(1)	None(2)/None(2)	None(3)/None(3)

Other Retirement Plans(1)	$50/$50	$50/$50

Institutional Investors(4)	$500/$50	$500/$50

(1)	Retirement Plans include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or Section 529 saving accounts.
(2)	As of November 20, 2006, Class B shares are no longer offered through Service Agents to retirement plans with omnibus accounts held on the books of the fund. However, retirement plans that hold Class B shares prior to that date will continue to be permitted to make additional investments in that class.
(3)	Minimums may be imposed by a financial intermediary.
(4)	Institutional Investors generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the fund.

More information about the fund’s classes of shares is available through the Legg Mason Partners Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	The contingent deferred sales charges that apply to the redemption of Class B and Class C shares
■	Who qualifies for a sales load waiver

Go to http://www.leggmason.com/InvestorServices and click on the name of the fund.

Legg Mason Partners Exchange Reserve Fund         11

Comparing the fund’s classes

The following table compares key features of the fund’s classes. You should review the Fee table and Example at the front of this Prospectus carefully before choosing your share class. You Service Agent can help you decide which class meets your goals. Your Service Agent may receive different compensation depending upon which class you choose.

	Class B	Class C
Key features

■  Available through exchange only, except that certain qualified and non-qualified retirement plans may make direct purchases

■  No initial sales charge

■  Contingent deferred sales charge declines over time

■  Converts to Class A shares of Cash Portfolio after approximately 8 years

■  Available through exchange only, except that certain qualified and non-qualified retirement plans may make direct purchases

■  No initial sales charge

■  Contingent deferred sales charge for only 1 year

■  Does not convert to Class A shares of Cash Portfolio

Initial sales charge	None	None
Contingent deferred sales charge	Up to 4.50%(1) charged when you redeem shares. This charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	1.00%(1) if you redeem within 1 year of purchase; waived for certain other investors
Annual distribution and service fees	0.50% of average daily net assets	0.50% of average daily net assets
Exchange Privilege(2)	Class B shares of most Legg Mason Partners Funds	Class C shares of most Legg Mason Partners Funds
(1)	Class B or C shares of the fund acquired through exchanges with shares of other Legg Mason Partners Funds are subject to the contingent deferred sales charge, if any, applicable to the exchanged shares. This could be 5.00% or less for Class B shares, and 1.00% or less for Class C shares.
(2)	Ask your Service Agent for the Legg Mason Partners Funds available for exchange.

12         Legg Mason Partners Funds

Sales charge

Class B shares

Class B shares may be purchased directly only by certain qualified and non-qualified retirement plans. You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within 5 years of your original purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Contingent deferred sales charge	4.50%	4%	3%	2%	1%	0%

LMIS will pay Service Agents other than PFS, including CGMI, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell, and LMIS will retain the contingent deferred sales charges. For Class B shares sold by PFS, PFS will pay the commission of up to 4.00% of the purchase price of the Class B shares sold by its Service Agents and will retain the contingent deferred sales charges paid upon certain redemptions. Service Agents also receive an annual distribution/service fee of up to 0.10% of the average daily net assets represented by the Class B shares serviced by them.

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares of Cash Portfolio. This helps you because Class A shares have lower annual expenses. Your Class B shares will convert to Class A shares of Cash Portfolio as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Legg Mason Partners Fund
Approximately 8 years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares of Cash Portfolio

Class C shares

Class C shares may be purchased directly only by certain retirement plans. You buy Class C shares of the fund without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

You may buy Class C shares of other Legg Mason Partners Funds (from which you may exchange into the fund) at net asset value.

Service Agents also receive an annual fee of up to 0.10% of the average daily net assets represented by the Class C shares serviced by them.

Legg Mason Partners Exchange Reserve Fund         13

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge on:

■	Shares exchanged for shares of another Legg Mason Partners Fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares that were acquired by exchange from another Legg Mason Partners Fund subject to a contingent deferred sales charge, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeem shares of a Legg Mason Partners Fund and pay a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The fund’s distributors receive contingent deferred sales charges as partial compensation for their expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	On certain distributions from a retirement plan
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners Funds’ website, http://www.leggmason.com/InvestorServices, and click on the name of the fund.

14         Legg Mason Partners Funds

Buying shares

Available only by exchanging shares

Generally, you may buy shares of the fund only by exchanging Class B or Class C shares of another Legg Mason Partners Fund, except that Class B and Class C shares may be purchased directly by certain retirement plans.

You should contact your Service Agent to exchange into the fund from other Legg Mason Partners Funds.

Through the fund

Financial intermediary accounts, retirement plan accounts and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■  Clients of a PFS Registered Representative should write to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9662

Providence, Rhode Island 02940-9662

■  All other investors should write to the fund at the following address

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

■  Enclose a check to pay for the shares. For initial purchases, complete and send an account application available upon request from Legg Mason Partners Shareholders Services at the number below

■  Specify the name of the fund and the share class you wish to purchase

■  For more information, please call Legg Mason Partners Shareholder Services at 800-451-2010 or Primerica Shareholder Services at 800-544-5445

For more information, contact your Service Agent or the transfer agent or consult the SAI.

Legg Mason Partners Exchange Reserve Fund         15

Exchanging shares

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Legg Mason Partners Funds. Be sure to read the prospectus of the Legg Mason Partners Fund into which you are exchanging. An exchange is a taxable transaction unless you are investing through a tax-qualified savings plan or account.

■  You may exchange shares only for shares of the same class of another Legg Mason Partners Fund made available for exchange by your Service Agent. Not all Legg Mason Partners Funds made available for exchange by your Service Agent may offer all classes

■  Not all Legg Mason Partners Funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information

■  Exchanges of Class B and C shares are subject to minimum investment requirements and all shares are subject to the other requirements of the fund into which exchanges are made

■  If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the exchange is effective

■  The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges

Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased.

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange (“NYSE”) is open. For clients of a PFS Registered Representative, call Primerica Shareholder Services at 800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time). Exchanges are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the fund at the address in the following section.

16         Legg Mason Partners Funds

Through a systematic exchange plan

You may be permitted to schedule exchanges of shares of any class of the fund for shares of the same class of other Legg Mason Partners Funds.

■  Exchanges may be made monthly, every alternate month, quarterly, semi-annually or annually

■  A predetermined dollar amount of at least $25 per exchange is required

For more information, please contact your Service Agent or the transfer agent.

Legg Mason Partners Exchange Reserve Fund         17

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Redemptions are priced at net asset value next determined after receipt of your request in good order.

Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within 7 days. Your redemption proceeds may be delayed for up to 10 days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

Send written requests to the fund at the following addresses:

For clients of a PFS Registered Representative, write to the following address:

Primerica Shareholder Services

c/o PFPC Inc.

P.O. Box 9662

Providence, Rhode Island 02940-9662

For all other investors, send your request to:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■  The name of the fund, the class of shares to be redeemed and your account number

■  The dollar amount or number of shares to be redeemed

■  Signature of each owner exactly as the account is registered

■  Signature guarantees, as applicable

18         Legg Mason Partners Funds

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in certain retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. For clients of a PFS Registered Representative, call Primerica Shareholder Services at 800-544-5445 between 8:00 a.m. and 8:00 p.m. (Eastern time). All other shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares monthly, every alternate month, quarterly, semi-annually or annually. To qualify, you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a contingent deferred sales charge, the sales charge will be waived if your automatic redemptions are equal to or less than 2.00% of your account balance on the date the withdrawals commence per month, up to a maximum of 12.00% in one year.

The following conditions apply:

■  Your shares must not be represented by certificates

■  All dividends and distributions must be reinvested

For more information, please contact your Service Agent or consult the SAI.

Legg Mason Partners Exchange Reserve Fund         19

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The fund’s transfer agent or Legg Mason Partners Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agents will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account registration
■	Changed your account registration or your address within 30 days
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by

20         Legg Mason Partners Funds

your Service Agent. In such case, you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the transfer agent or consult the SAI.

Frequent purchases and redemptions of fund shares

Money market funds are often used by investors for short-term investments, in place of bank checking or saving accounts, or for cash management purposes. Investors value the ability to add and withdraw their funds quickly, without restriction. For this reason the fund’s Board has not adopted policies and procedures, or imposed restrictions such as minimum holding periods, in order to deter frequent purchases and redemptions of money market fund shares. The Board also believes that money market funds, such as the fund, are not typically targets of abusive trading practices, because money market funds seek to maintain a $1.00 per share price and typically do not fluctuate in value based on market prices. However, some investors may seek to take advantage of a short-term disparity between the fund’s yield and current market yields, which could have the effect of reducing the fund’s yield. In addition, frequent purchases and redemptions of the fund’s shares could increase the fund’s portfolio transaction costs and may interfere with the efficient management of the fund by the portfolio managers, which could detract from the fund’s performance.

The Boards of the various Legg Mason Partners non-money market mutual funds have approved policies and procedures that are intended to discourage and prevent abusive trading practices in those mutual funds and that may apply to exchanges from or into the fund. If you plan to exchange your money market shares for shares of another Legg Mason Partners Fund, please read the prospectus of that other Legg Mason Partners Fund.

Share certificates

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or the transfer agent.

Record ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

Legg Mason Partners Exchange Reserve Fund         21

Dividends, distributions and taxes

Dividends and distributions

The fund generally declares a dividend of substantially all of its net investment income on each day the NYSE is open. The fund generally makes capital gain distributions, if any, once a year, typically in December. The fund may pay additional distributions and dividends at other times if necessary for the fund to avoid a federal tax. The fund expects distributions to be primarily from income. Dividends and capital gain distributions are reinvested in additional fund shares of the same class you hold. Alternatively, you can instruct your Service Agent or the transfer agent to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend.

Taxes

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in the fund.

In general, you will have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as a result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

Transaction	Federal tax status
Redemption or exchange of shares	Usually no gain or loss; loss may result to the extent of any contingent deferred sales charge

Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Distributions of net capital gain are taxable to you as long-term capital gain regardless of how long you have owned your shares. The fund anticipates that it will normally not earn or distribute any long-term capital gain. The fund does not expect any distributions to be treated as qualified dividend income, which is taxed at reduced rates. Distributions derived from interest on U.S. government securities (but not distributions of gain from the sale of such securities) may be exempt from state and local taxes. You may want to avoid buying shares when the fund is about to declare a capital gain distribution, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

After the end of the year, your Service Agent or the fund will provide you with information about the distributions and dividends you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, the fund will withhold federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. However, distributions by the fund

22         Legg Mason Partners Funds

of amounts properly designated as “interest-related dividends” and “short-term capital gain dividends” are generally exempt from the U.S. federal withholding tax on non-U.S. shareholders for taxable years of the fund beginning after December 31, 2004 and before January 1, 2008. If you do not provide the fund with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding at the rate of 28% on your distributions, dividends, and redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on shareholders who are neither citizens nor residents of the United States.

Legg Mason Partners Exchange Reserve Fund         23

Share price

You may buy, exchange or redeem shares at their net asset value, next determined after receipt of your request in good order, plus any applicable sales charge. The fund’s net asset value per share is the value of its assets minus its liabilities divided by the number of shares outstanding. Net asset value is calculated separately for each class of shares. The fund calculates its net asset value every day the NYSE is open. This calculation is done when regular trading closes on the NYSE (normally 4:00 p.m., Eastern time). The NYSE is closed on certain holidays listed in the SAI.

The fund uses the amortized cost method to value its portfolio securities. Using this method, the fund systematically amortizes over the remaining life of a security the difference between the principal amount due at maturity and the original cost of the security to the fund.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

24         Legg Mason Partners Funds

Financial highlights

The financial highlights tables are intended to help you understand the performance of each class for the past five years. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information in the following tables has been derived from the fund’s financial statements, which have been audited by                                 , independent registered public accounting firm, whose report, along with the fund’s financial statements, is included in the annual report (available upon request). As of April 29, 2004, Class L shares of the fund were renamed Class C shares.

For a Class B share of beneficial interest outstanding throughout each year ended July 31:

Class B Shares(1)	2006		2005		2004		2003		2002
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00

Income from Operations:
Net investment income	0.034		0.012		0.001		0.003		0.010
Net realized gain (loss)	(0.000	)(2)	(0.000	)(2)	0.000	(2)	(0.000	)(2)	0.000	(2)

Less Distributions From:
Net investment income	(0.034)		(0.012)		(0.001)		(0.003)		(0.010)
Net realized gain	—		—		(0.000	)(2)	—		(0.000	)(2)

Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return(3)	3.40%		1.26%		0.10%		0.30%		1.04%

Net Assets, End of Year (millions)	$48		$61		$91		$128		$164

Ratios to Average Net Assets:
Gross expenses	1.14%		1.20%		1.21%		1.17%		1.19%
Net expenses	1.13	(4)	1.17	(4)	0.99	(4)	1.12	(4)	1.19
Net investment income	3.28		1.19		0.10		0.31		1.03

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.001 per share.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	Reflects fee waivers and/or expense reimbursements.

Legg Mason Partners Exchange Reserve Fund         25

For a Class C share of beneficial interest outstanding throughout each year ended July 31:

Class C Shares(1)	2006		2005		2004		2003		2002
Net Asset Value, Beginning of Year	$1.00		$1.00		$1.00		$1.00		$1.00

Income from Operations:
Net investment income	0.032		0.011		0.001		0.003		0.010
Net realized gain (loss)	(0.000	)(2)	(0.000	)(2)	0.000	(2)	(0.000	)(2)	0.000	(2)

Less Distributions From:
Net investment income	(0.032)		(0.011)		(0.001)		(0.003)		(0.010)
Net realized gain	—		—		(0.000	)(2)	—		(0.000	)(2)

Net Asset Value, End of Year	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return(3)	3.21%		1.11%		0.11%		0.29%		1.02%

Net Assets, End of Year (millions)	$151		$127		$114		$91		$78

Ratios to Average Net Assets:
Gross expenses	1.32%		1.35%		1.22%		1.20%		1.22%
Net expenses	1.31	(4)	1.33	(4)	0.99	(4)	1.13	(4)	1.22
Net investment income	3.19		1.12		0.11		0.28		0.98

(1)	Per share amounts have been calculated using the average shares method.
(2)	Amount represents less than $0.001 per share.
(3)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.
(4)	Reflects fee waivers and/or expense reimbursements.

26         Legg Mason Partners Funds

(Investment Company Act

file no. 811-04254)

FD1208 11/06

Legg Mason Partners Exchange Reserve Fund

An investment portfolio of Legg Mason Partners Income Funds

You may visit the fund’s website at http://www.leggmason.com/ InvestorServices for a free copy of a Prospectus, Statement of Additional Information (“SAI”) or an Annual or Semi-Annual Report.

Shareholder reports Annual and Semi-Annual reports to shareholders provide additional information about the fund’s investments. These reports discuss the market conditions and investment strategies that significantly affected the fund’s performance during its last fiscal year.

The fund sends only one report to a household if more than one account has the same address. Contact your Service Agent or the transfer agent if you do not want this policy to apply to you.

Statement of additional information The SAI provides more detailed information about the fund and is incorporated by reference into (is legally a part of) this Prospectus.

You can make inquiries about the fund or obtain shareholder reports or the SAI (without charge) by contacting your Service Agent, by calling Legg Mason Partners Shareholder Services at 800-451-2010 (or for clients of a PFS Registered Representative by calling Primerica Shareholder Services at 800-544-5445), or by writing to the fund at 125 Broad Street, New York, New York 10004.

Information about the fund (including the SAI) can be reviewed and copied at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. Reports and other information about the fund are available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. Copies of this information may be obtained for a duplicating fee by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

If someone makes a statement about the fund that is not in this Prospectus, you should not rely upon that information. Neither the fund nor the distributors are offering to sell shares of the fund to any person to whom the fund may not lawfully sell its shares.

[            ], 2007

STATEMENT OF ADDITIONAL INFORMATION

LEGG MASON PARTNERS EXCHANGE RESERVE FUND

125 Broad Street

New York, New York 10004

(800) 451-2010

This Statement of Additional Information (this “SAI”) is not a prospectus and is meant to be read in conjunction with the current prospectus of Legg Mason Partners Exchange Reserve Fund (the “fund”), dated [            ], 2007, as amended or supplemented from time to time, and is incorporated by reference in its entirety into the prospectus. As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the fund assumed the assets and liabilities of a predecessor fund with the same name. The fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly fixed-income-type funds, and is a series of CitiFunds Trust III (the “Trust”), a Massachusetts business trust. Other initiatives, including the election of a new Board and the approval of certain revised fundamental investment policies, have also been accomplished, and more information on these matters appears in this SAI. If certain remaining initiatives are accomplished, the fund will become a series of Legg Mason Partners Money Market Trust, a Maryland business trust. Certain historical information contained in this SAI is that of the fund’s predecessor.

Additional information about the fund’s investments is available in the fund’s annual and semi-annual reports to shareholders. These reports contain financial statements that are incorporated herein by reference. The fund’s prospectus and copies of these reports may be obtained free of charge by contacting a distributor’s financial advisor or registered representative or a broker/dealer, financial intermediary or financial institution that has entered into an agreement with one of the fund’s distributors (each called a “Service Agent”), or by writing or calling the fund at the address or telephone number set forth above. Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”), Citigroup Global Markets Inc. (“CGMI”) and PFS Investments Inc. (“PFS”) serve as the fund’s distributors.

This SAI is NOT a prospectus and is authorized for distribution to prospective investors only if preceded or accompanied by an effective prospectus.

1

MANAGEMENT

The business affairs of the fund are managed by or under the direction of the Board of Trustees (the “Board”). The Board elects officers who are responsible for the day-to-day operations of the fund and who execute policies authorized by the Board.

The current Trustees, including the Trustees of the fund who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of the fund (the “Independent Trustees”) and executive officers of the fund, their years of birth, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies and their portfolios associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.

The following information relates to the Trust’s recently elected Board of Trustees.

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Independent Trustees:
Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motocity USA (Motorsport Racing) (2004 to 2005)		Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

A. Benton Cocanougher Born 1938	Trustee	Since 1991	Dean Emeritus and Professor, Texas A&M University (since 2004); former Interim Chancellor, Texas A&M University System (2003 to 2004); former Special Advisor to the President, Texas A&M University (2002 to 2003); former Dean and Professor of Marketing, College and Graduate School of Business of Texas A&M University (1987 to 2001)		None

Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)		None

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001)		None

2

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002); Director and Officer, South Fork Land Foundation		None

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)		Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc. (1997 to 2004)

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)		None

Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)		None

Susan M. Heilbron Born 1945	Trustee	Since 1994	Independent Consultant (since 2001); formerly, Attorney and Owner, Lacey & Heilbron (communications consulting) (1993 to 2001)		None

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)		Chairman and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the Legg Mason Partners fund complex) (since 1991)

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)		Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems) (1997 to 2001)

3

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)		None

Interested Trustee:
R. Jay Gerken, CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board, Trustee, or Director of [ ] funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005); formerly, Portfolio manager of Smith Barney Allocation Series Inc. (1996 to 2001).		Trustee, Consulting Group Capital Markets Funds

*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a Board member for a fund in the Legg Mason Partners fund complex.
†	Mr. Gerken is an “interested person,” as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

4

Name, Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
Officers:

Ted P. Becker Born 1951 399 Park Avenue New York, NY 10022	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason & Co (2005 to present); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included SBFM, Smith Barney Asset Management and CFM and other affiliated investment advisory entities) (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

John Chiota Born 1968 100 First Stamford Place, 5th Fl. Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. or its predecessors (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse

Robert I. Frenkel Born 1954 300 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. and its predecessors (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004)

R. Jay Gerken, CFA Born 1951 399 Park Avenue New York, NY 10022	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason & Co.; Chairman of the Board, Trustee, or Director of [ ] funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates. Previously, Chairman of SBFM and CFM (2002 to 2005); Chairman, President and Chief Executive Officer of Travelers Investment Advisers Inc. (2002 to 2005); Portfolio manager of Smith Barney Allocation Series Inc. (1996 to 2001)

Frances M. Guggino Born 1957 125 Broad Street New York, NY 10004	Treasurer and Chief Financial Officer	Since 2002	Director of Legg Mason & Co. or its predecessors; Treasurer and/or Controller of certain funds associated with Legg Mason & Co. or its predecessors

Thomas C. Mandia Born 1962 300 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. or its predecessors (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

5

The Board has a standing Audit Committee, Nominating Committee and Pricing Committee. The Audit Committee and Nominating Committee are composed of Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees the scope of the fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the fund, the qualifications and independence of the fund’s independent registered public accounting firm, and the fund’s compliance with legal and regulatory requirements. The Audit Committee approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting.

The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

6

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Pricing Committee is charged with determining the fair value prices for securities when required.

As indicated above, the Trust’s Board is recently elected and is newly constituted as the Board that oversees all of the fixed-income-type funds in the fund complex. All members of the Board previously have served on Boards of Legg Mason Partners funds. The Audit, Governance and Pricing Committees are recently established committees of this Board and did not meet during the fund’s last fiscal year.

The following table shows the amount of equity securities owned by the Trustees in the fund and other investment companies in the fund complex supervised by the Trustees as of December 31, 2006.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Trustee
Independent Trustees:
Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer Greeven
Stephen Randolph Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

Interested Trustee:
R. Jay Gerken

[As of December 31, 2006, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadviser or distributors of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributors of the fund.]

Information regarding compensation paid to the Trustees by the fund for the calendar year ended December 31, 2006 is set forth below. The Independent Trustees receive a fee for each meeting of the fund’s Board and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the fund for his service as Trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

The fund pays a pro rata share of the Trustee fees based upon asset size. The fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of [$            ] plus [$            ] for each regularly scheduled Board meeting attended, [$            ] for each special telephonic Board meeting attended, and [$            ] for each ad hoc telephonic meeting in which that trustee participates. The lead Independent Trustee will receive an additional [$            ] per year and the Chairs of the Audit Committee and Governance Committee will each receive an additional [$            ] per year. The fund will reimburse Trustees for travel and out-of-pocket expenses incurred in connection with Board meetings.

7

Name of Trustee	Aggregate Compensation from the Fund(1) (2)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(1) (3)	Total Compensation from Fund Complex Paid to Trustee(1) (2)	Number of Portfolios in Fund Complex Overseen by Trustee(1)
Independent Trustees:
Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer Greeven
Stephen Randolph Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

Interested Trustee:
R. Jay Gerken

(1)	Information is for the calendar year ended December 31, 2006. The disclosure of compensation paid to the Trustees is provided as of the most recent calendar year end, rather than the fund’s most recent fiscal year end, for ease of presentation and comprehension.
(2)	[To be updated by amendment]
(3)	Pursuant to prior retirement plans, certain Trustees have received or are entitled to receive benefits as follows: Mr. Berv: $307,130; Mr. Cocanougher: $503,114; Mr. Finn: $306,079; Mr. Gross: $318,788; Ms. Harrington: $348,670; Ms. Kerley: $217,984; Mr. Merten: $405,257; and Mr. Pettit: $424,976. Each fund formerly overseen by these Trustees will pay a pro rata share (based upon asset size) of these benefits. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of these benefits.

8

For the fiscal year ended July 31, 2006, the trustees of the fund’s predecessor were paid the compensation listed below for service as trustees.

	Aggregate Compensation from the Fund for the Fiscal Year Ended July 31, 2006	Total Pension or Retirement Benefits Accrued as Part of Fund Expenses(2)	Total Compensation from Fund Complex for Fiscal Year Ended July 31, 2006	Number of Portfolios for Which Trustee Served Within Fund Complex
Independent Trustees:
Leopold Abraham II	$1,613.00	$	$78,900.00	27
Allan J. Bloostein(1)	469.00		61,325.00	N/A
Jane Dasher	1,688.00		84,300.00	27
Donald R. Foley(1)	1,021.25		67,943.00	N/A
Richard E. Hanson, Jr.	1,550.00		79,000.00	27
Paul Hardin	1,550.00		168,325.00	34
Roderick C. Rasmussen	1,437.50		71,500.00	27
John P. Toolan	1,563.00		82,300.00	27

Interested Trustee:
R. Jay Gerken(3)	0.00		0.00	168

(1)	Messrs. Bloostein and Foley were emeritus trustees.
(2)	Pursuant to emeritus retirement plans, the following former Independent Trustees have received, or are entitled to receive, benefits (calculated on a net present value basis) as follows: Mr. Abraham: $288,607; Mr. Bloostein: $235,359; Mr. Foley: $245,580; Mr. Hardin: $288,607; Mr. Rasmussen: $288,607; and Mr. Toolan: $288,607. These benefits are paid in quarterly installments unless the Trustee elected to receive them in a lump sum at net present value. The fund will pay its pro rata share (based upon asset size) of these aggregate benefits. Legg Mason or its affiliates have agreed to reimburse the fund an amount equal to 50% of these benefits.
(3)	Mr. Gerken was not compensated for his service as trustee because of his affiliation with the manager.

9

The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liability to the Trust, or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless, with respect to any other matter, it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition or a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

The Declaration of Trust further provides that (i) the appointment, designation or identification of a Trustee as a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead Independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that individual any duty, obligation or liability that is greater than the duties, obligations and liability imposed on that person as a Trustee in the absence of the appointment, designation or identification (except with respect to duties expressly imposed pursuant to the by-laws of the Trust, a committee charter or a Trust policy statement), (ii) no Trustee who has special skills or expertise, or is appointed, designated or identified shall be held to a higher standard of care by virtue thereof, and (iii) no appointment, designation or identification of a Trustee shall affect in any way that Trustee’s rights to indemnification.

As of [                    ], all Trustees and officers as a group owned less than 1% of the outstanding shares of the fund.

INVESTMENT MANAGEMENT AND OTHER SERVICES

Manager

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as investment manager to the fund pursuant to an investment management agreement (the “Management Agreement”) with an initial term ending November 30, 2007. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the fund and other Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of [            ], Legg Mason’s asset management operation had aggregate assets under management of approximately $[            ] billion. LMPFA provides administrative and certain oversight services to the fund.

Under the Management Agreement, subject to the supervision and direction of the Board, the manager is delegated the responsibility of managing the fund’s portfolio in accordance with the fund’s stated investment objective and policies, making investment decisions for the fund and placing orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of the fund, such as (i) supervising the overall administration of the fund, including negotiation of contracts and fees with, and the monitoring of performance, and billings of, the fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents, (ii) providing certain compliance, fund accounting, regulatory reporting and tax reporting services, (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders, (iv) maintaining the fund’s existence, and (v) maintaining the registration and qualification of the fund’s shares under federal and state laws.

10

The Management Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose.

The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the fund (as defined in the 1940 Act) or by a vote of a majority of the trustees, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

For its services under the Management Agreement, LMPFA receives an investment management fee that is calculated daily and paid monthly according to the following schedule:

Average Daily Net Assets	Investment Management Fee Rate
First $1 billion	0.450%
Next $1 billion	0.425%
Next $3 billion	0.400%
Next $5 billion	0.375%
Over $10 billion	0.350%

11

For the period from December 1, 2005 through July 31, 2006, Smith Barney Fund Management LLC (“SBFM”) served as the manager to the fund pursuant to a prior management agreement. Fees payable to SBFM under the prior management agreement were the same as those payable to LMPFA as described above.

Prior to December 1, 2005, SBFM served as the adviser and administrator to the fund pursuant to a prior advisory and administration agreement and received separate investment advisory and administration fees. The fees payable by the fund to SBFM under its prior advisory and administration agreement were computed daily and paid monthly at the following annual rates of the fund’s average daily net assets:

Average Daily Net Assets	Advisory Fee Rate	Administration Fee Rate	Total Advisory Fee and Administration Fee Rate
First $1 billion	0.300%	0.150%	0.450%
Next $1 billion	0.300%	0.125%	0.425%
Next $3 billion	0.300%	0.100%	0.400%
Next $5 billion	0.300%	0.075%	0.375%
Over $10 billion	0.300%	0.050%	0.350%

Prior to October 1, 2005, the fees payable by the fund to SBFM under its prior advisory and administration agreement were computed daily and paid monthly at the following annual rates of the fund’s daily net assets:

Advisory Fee Rate	Administration Fee Rate	Total Advisory Fee and Administration Fee Rate
0.30%	0.20%	0.50%

12

For the fiscal years ended July 31, 2004 and 2005, and for the period from August 1, 2005 through November 30, 2005, the fund paid SBFM the following advisory fees under a prior advisory agreement and for the period from December 1, 2005 through July 31, 2006, the fund paid SBFM the following management fees under a prior management agreement:

Advisory Fees Payable For the Fiscal Year Ended July 31:		Advisory Fees Payable for the Period from August 1, 2005 through November 30, 2005	Management Fees Payable for the Period from December 1, 2005 through July 31, 2006
2004	2005
$597,615	$596,621	$193,267	$572,831

For the fiscal year ended July 31, 2006, SBFM voluntarily waived $4,236 in investment advisory fees for the fund.

For the fiscal year ended July 31, 2006, the fund was reimbursed for $19,437 in expenses.

13

For the fiscal years ended July 31, 2004 and 2005, and for the period from August 1, 2005 through November 30, 2005, the fund paid SBFM administration fees as follows:

For the Fiscal Year Ended July 31:		For the Period from August 1, 2005 through November 30, 2005
2004	2005
$398,410	$397,747	$112,567

Subadviser

Western Asset Management Company (“Western Asset” or the “subadviser”) serves as subadviser of the fund and performs the day-to-day portfolio management of the fund. Western Asset is a wholly-owned subsidiary of Legg Mason.

The subadviser serves as subadviser pursuant to a Sub-Advisory Agreement (the “Sub-Advisory Agreement”) between the manager and Western Asset that was approved by the Board, including a majority of the Independent Trustees, on June 21 and 22, 2006.

Under the Sub-Advisory Agreement, subject to the supervision and direction of the Board and the manager, the subadviser will manage the fund’s portfolio (or allocated portion thereof) in accordance with the fund’s stated investment objective(s) and policies, assist in supervising all aspects of the fund’s operations, make investment decisions for the fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the fund.

The Sub-Advisory Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Trustees with such Independent Trustees casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the fund (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the subadviser. The subadviser may terminate the Sub-Advisory Agreement on 90 days’ written notice to the fund and the manager. The manager and the subadviser may terminate the Sub-Advisory Agreement upon their mutual written consent. The Sub-Advisory Agreement will

14

terminate automatically in the event of assignment by the subadviser and shall not be assignable by the manager without the consent of the subadviser.

As compensation for its sub-advisory services, the manager will pay to the subadviser a fee equal to 70% of the management fee paid to LMPFA by the fund, net of expense waivers and reimbursements.

Because the Sub-Advisory Agreement went into effect on August 1, 2006, no fees were paid from the manager to the subadviser under the Sub-Advisory Agreement during the fund’s past three fiscal years.

Expenses

In addition to amounts payable under its Management Agreement and the Distribution Plan (as discussed below), the fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the fund; Board fees; audit fees; travel expenses of officers, Trustees and employees of the fund, if any; and the fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the fund and its officers, Trustees and employees; litigation expenses and any non-recurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the fund is a party and the legal obligation which the fund may have to indemnify the fund’s Trustees and officers with respect thereto.

Management may agree to waive fees and/or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such waivers and/or reimbursements are described in the fund’s prospectus. The contractual and voluntary fee waivers and/or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such

15

expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time, (b) transaction costs (such as brokerage commissions and dealer and underwriter spreads) and takes, and (c) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a fund or class or the acquisition of all or substantially all of the assets of another fund or class, (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm), and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time.

Custodian and Transfer Agent

State Street Bank and Trust Company (“State Street”), located at One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the fund. State Street, among other things, maintains a custody account or accounts in the name of the fund; receives and delivers all assets for the fund upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the fund; and makes disbursements on behalf of the fund. State Street neither determines the fund’s investment policies, nor decides which securities the fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The fund may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the fund’s securities lending agent and receives a share of the income generated by such activities.

PFPC Inc. (“PFPC” or “ transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the fund’s transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the fund, handles certain communications between shareholders and the fund and distributes dividends and distributions payable by the fund. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the fund during the month, and is reimbursed for out-of-pocket expenses. Prior to January 1, 2006, Citicorp Trust Bank, fsb (“CTB”) served as the fund’s transfer agent and PFPC served as the fund’s sub-transfer agent. For the period ended July 31, 2006, the fund paid transfer agent fees of $96,681 to CTB

Independent Registered Public Accounting Firm

[                        ], located at [                        ], has been selected as the Trust’s independent registered public accounting firm to audit and report on the Trust’s financial statements and highlights.

16

Code of Ethics

Pursuant to Rule 17j-1 under the 1940 Act, the Trust, the manager, the subadviser and the distributors have adopted Codes of Ethics that permit personnel to invest in securities for their own accounts, including securities that may be purchased or held by the fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the Code of Ethics and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

Copies of the Codes of Ethics of the Trust, the manager, the subadviser and the distributors are on file with the Securities and Exchange Commission (the “SEC”).

Proxy Voting Guidelines and Procedures

Although individual Trustees may not agree with particular policies or votes by the manager or subadviser, the Board has delegated proxy voting discretion to the manager, believing that the manager and/or the subadviser should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the fund to the subadviser through its contract with the subadviser. The subadviser will use its own Proxy Voting Policies and Procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the fund. Should LMPFA become responsible for voting proxies for any reason, such as the inability of the subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and the fund, the board of directors of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadviser and providing them to the fund as required for the fund to comply with applicable rules under the 1940 Act.

The subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are attached as Appendix A to this SAI. Information regarding how the fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling (888) 425-6432, (2) on the fund’s website at http://www.leggmason.com/InvestorServices, and (3) on the SEC’s website at http://www.sec.gov.

PORTFOLIO MANAGER DISCLOSURE

Portfolio Managers

The following tables set forth certain additional information with respect to the portfolio managers for the fund. Unless noted otherwise, all information is provided as of [                    ].

17

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the fund) for which he has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles and other accounts. [For each category, the number of accounts and total assets in the accounts where fees are based on performance is also indicated, if applicable.]

Portfolio Manager	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Martin Hanley	[ ] registered investment companies with $[ ] billion in total assets under management	[None]	[ ] other accounts with $[ ] in total assets under management

Kevin Kennedy	[ ] registered investment companies with $[ ] billion in total assets under management	[None]	[ ] other accounts with $[ ] in total assets under management

18

Portfolio Manager Compensation

The subadviser’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits and a retirement plan.

In addition, the subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and, with respect to the fund, the benchmark set forth in the fund’s prospectus to which the fund’s average annual returns are compared or, if none, the benchmark set forth in the fund’s annual report). The subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the fund) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the investment manager, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These were determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

19

Potential Conflicts of Interest

Potential conflicts of interest may arise when the fund’s portfolio managers also have day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for the portfolio managers listed in the table above.

The manager, the subadviser and the fund have adopted compliance policies and procedures that are designed to address various conflicts of interest that may arise for the manager or the subadviser and the individuals that it employs. For example, each of the manager and the subadviser seeks to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and the subadviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadviser and the fund will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. These potential conflicts include:

Allocation of Limited Time and Attention.    A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities.    If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit the fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies.    At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions

20

with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Brokers/Dealers.    Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed.

Variation in Compensation.    A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the investment manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment manager and/or its affiliates have interests. Similarly, the desire to maintain assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager in affording preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities.    The investment manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of funds and/or accounts that provide greater overall returns to the investment manager and its affiliates.

Portfolio Manager Securities Ownership

The table below identifies ownership of portfolio securities by each portfolio manager.

Portfolio Manager	Dollar Range of Ownership of Securities
Martin Hanley	[ ]

Kevin Kennedy	[ ]

INVESTMENT OBJECTIVES AND MANAGEMENT POLICIES

The fund’s prospectus discusses the fund’s investment objective and policies. The fund has called a meeting of its shareholders to consider several proposals. If approved by shareholders, the fund’s investment objective may be changed without shareholder approval. The following discussion supplements the description of the fund’s investment policies in its prospectus.

21

Principal Investment Strategies

The fund seeks to maximize current income to the extent consistent with the preservation of capital and the maintenance of liquidity.

The fund invests in high quality, U.S. dollar denominated short-term debt securities. These may include obligations issued by U.S. and foreign banks, the U.S. government, its agencies or instrumentalities, U.S. states and municipalities and U.S. and foreign corporate issuers. The fund normally will invest at least 25% of its assets in obligations of domestic and foreign banks. The principal amount of each obligation must be either fully insured by the Federal Deposit Insurance Corporation (FDIC) or the issuing bank must have more than $100 million of working capital or more than $1 billion of total assets.

The fund may invest in all types of money market securities, including commercial paper, certificates of deposit, time deposits, bankers’ acceptances, asset-backed securities, repurchase agreements and other short-term debt securities. The fund limits foreign investments to issuers located in major industrialized countries.

The fund invests in commercial paper and short-term obligations rated by at least one nationally recognized statistical rating organization (“NRSRO”) in the highest short-term rating category, or if unrated, of equivalent quality, and in other corporate obligations and municipal obligations rated in the two highest rating categories, or if unrated, of equivalent quality.

The fund invests exclusively in securities having remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

22

Additional Information

The fund’s principal investment strategies are described above. The following provides additional information about these principal strategies and describes other investment strategies that may be used by the fund.

U.S. Government Securities.    U.S. government securities include debt obligations of varying maturities issued or guaranteed by the U.S. government or its agencies or instrumentalities (“U.S. government securities”). U.S. government securities include not only direct obligations of the United States Treasury, but also securities issued or guaranteed by the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Land Banks, FNMA, Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, International Bank for Reconstruction and Development and Resolution Trust Corporation. Certain U.S. government securities, such as those issued or guaranteed by GNMA, FNMA and FHLMC, are mortgage-related securities. Because the United States government is not obligated by law to provide support to an instrumentality that it sponsors, the fund will invest in obligations issued by such an instrumentality only if the subadviser determines that the credit risk with respect to the instrumentality does not make its securities unsuitable for investment by the fund.

Bank Obligations.    Domestic commercial banks organized under federal law are supervised and examined by the Comptroller of the Currency and are required to be members of the Federal Reserve System and to be insured by the Federal Deposit Insurance Corporation (the “FDIC”). Domestic banks organized under state law are supervised and examined by state banking authorities, but are members of the Federal Reserve System only if they elect to join. Most state banks are insured by the FDIC (although such insurance may not be of material benefit to a fund, depending upon the principal amount of CDs of each held by the fund) and are subject to federal examination and to a substantial body of Federal law and regulation. As a result of federal and state laws and regulations, domestic branches of domestic banks are, among other things, generally required to maintain specified levels of reserves, and are subject to other supervision and regulation designed to promote financial soundness.

23

Obligations of foreign branches of U.S. banks, such as CDs and TDs, may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and governmental regulation. Obligations of foreign branches of U.S. banks and foreign banks are subject to different risks than are those of U.S. banks or U.S. branches of foreign banks. These risks include foreign economic and political developments, foreign governmental restrictions that may adversely affect payment of principal and interest on the obligations, foreign exchange controls and foreign withholding and other taxes on interest income. Foreign branches of U.S. banks are not necessarily subject to the same or similar regulatory requirements that apply to U.S. banks, such as mandatory reserve requirements, loan limitations and accounting, auditing and financial recordkeeping requirements. In addition, less information may be publicly available about a foreign branch of a U.S. bank than about a U.S. bank. CDs issued by wholly owned Canadian subsidiaries of U.S. banks are guaranteed as to repayment of principal and interest, but not as to sovereign risk, by the U.S. parent bank.

Obligations of U.S. branches of foreign banks may be general obligations of the parent bank in addition to the issuing branch, or may be limited by the terms of a specific obligation and by federal and state regulation as well as governmental action in the country in which the foreign bank has its head office. A U.S. branch of a foreign bank with assets in excess of $1 billion may or may not be subject to reserve requirements imposed by the Federal Reserve System or by the state in which the branch is located if the branch is licensed in that state. In addition, branches licensed by the Comptroller of the Currency and branches licensed by certain states (“State Branches”) may or may not be required to: (a) pledge to the regulator by depositing assets with a designated bank within the state, an amount of its assets equal to 5% of its total liabilities; and (b) maintain assets within the state in an amount equal to a specified percentage of the aggregate amount of liabilities of the foreign bank payable at or through all of its agencies or branches within the state. The deposits of State Branches may not necessarily be insured by the FDIC. In addition, there may be less publicly available information about a U.S. branch of a foreign bank than about a U.S. bank.

In view of the foregoing factors associated with the purchase of CDs and TDs issued by foreign banks and foreign branches of U.S. banks, the subadviser will carefully evaluate such investments on a case-by-case basis.

The fund may purchase a CD issued by a bank, savings and loan association or other banking institution with less than $1 billion in assets (a “Small Issuer CD”) so long as the issuer is a member of the FDIC or Office of Thrift Supervision and is insured by the Savings Association Insurance Fund (“SAIF”), and so long as the principal amount of the Small Issuer CD is fully insured and is no more than $100,000. The fund will at any one time hold only one Small Issuer CD from any one issuer. Savings and loan associations whose CDs may be purchased by the fund are members of the Federal Home Loan Bank and are insured by the SAIF. As a result, such savings and loan associations are subject to regulation and examination.

Ratings as Investment Criteria.    In general, the ratings of NRSROs represent the opinions of these agencies as to the quality of securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality and do not evaluate the market value risk of the securities. These ratings will be used by the fund as initial criteria for the selection of portfolio securities, but the fund also will rely upon the independent advice of the subadviser to evaluate potential investments. Among the factors that will be considered are the long-term ability of the issuer to pay principal and interest and general economic trends. Appendix B to this SAI contains further information concerning the rating categories of NRSROs and their significance.

Subsequent to its purchase by the fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the fund. In addition, it is possible that a NRSRO might not change its rating of a particular issue to reflect subsequent events. None of these events will require sale of

24

such securities by the fund, but the subadviser will consider such events in its determination of whether the fund should continue to hold the securities. In addition, to the extent that the ratings change as a result of changes in such organizations or their rating systems, or due to a corporate reorganization, the fund will attempt to use comparable ratings as standards for its investments in accordance with its investment objective and policies.

Mortgage-Related Securities.    Mortgage-related securities provide a monthly payment consisting of interest and principal payments. Additional payments may be made out of unscheduled repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs that may be incurred. Prepayments of principal on mortgage-related securities may tend to increase due to refinancing of mortgages as

25

interest rates decline. Mortgage pools created by private organizations generally offer a higher rate of interest than government and government-related pools because no direct or indirect guarantees of payments are applicable with respect to the former pools. Timely payment of interest and principal in these pools, however, may be supported by various forms of private insurance or guarantees, including individual loan, title, pool and hazard insurance. There can be no assurance that the private insurers can meet their obligations under the policies. Prompt payment of principal and interest on GNMA mortgage pass-through certificates is backed by the full faith and credit of the United States. FNMA guaranteed mortgage pass-through certificates and FHLMC participation certificates are solely the obligations of those entities but FNMA obligations are supported by the discretionary authority of the United States government to purchase its obligations. Collateralized mortgage obligations are a type of bond secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations.

To the extent that the fund purchases mortgage-related securities at a premium, mortgage foreclosures and prepayments of principal by mortgagors (which may be made at any time without penalty) may result in some loss of the fund’s principal investment to the extent of the premium paid. The fund’s yield may be affected by reinvestment of prepayments at higher or lower rates than the original investment. In addition, like other debt securities, the values of mortgage-related securities, including government and government-related mortgage pools, generally will fluctuate in response to market interest rates.

The average maturity of pass-through pools of mortgage-related securities varies with the maturities of the underlying mortgage instruments. In addition, a pool’s stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from 2 to 10 years for pools of fixed-rate 30-year mortgages. Pools of mortgages with other maturities or different characteristics will have varying average life assumptions.

Mortgage-related securities may be classified as private, governmental or government-related, depending on the issuer or guarantor. Private mortgage-related securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage-related securities are backed by the full faith and credit of the United States. GNMA, the principal guarantor of such securities, is a wholly owned United States government corporation within the Department of Housing and Urban Development. Government-related mortgage-related securities are not backed by the full faith and credit of the United States government. Issuers of such securities include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders, which is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a stockholder-owned corporation chartered by Congress and subject to general regulation by the Department of Housing and Urban Development. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

Private, U.S. governmental or government-related entities create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments, that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage-related securities are developed and offered to investors, the fund, consistent with its investment objectives and policies, will consider making investments in such new types of securities.

26

Asset-Backed Securities.    An asset-backed security represents an interest in a pool of assets such as receivables from credit card loans, automobile loans and other trade receivables. Changes in the market’s perception of the asset backing the security, the creditworthiness of the servicing agent for the loan pool, the originator of the loans, or the financial institution providing any credit enhancement, will all affect the value of an asset-backed security, as will the exhaustion of any credit enhancement. The risks of investing in asset-backed securities ultimately depend upon the payment of the consumer loans by the individual borrowers. In its capacity as purchaser of an asset-backed security, the fund would generally have no recourse to the entity that originated the loans in the event of default by the borrower. Additionally, in the same manner as described above under “Mortgage-Related Securities” with respect to prepayment of a pool of mortgage loans underlying mortgage- related securities, the loans underlying asset-backed securities are subject to prepayments, which may shorten the weighted average life of such securities and may lower their return.

Repurchase Agreements.    The fund may engage in repurchase agreements with certain member banks of the Federal Reserve System and with certain dealers on the Federal Reserve Bank of New York’s list of reporting dealers. Under the terms of a typical repurchase agreement, the fund would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the fund’s holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the fund’s holding period. The value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including interest. Repurchase agreements could involve certain risks in the event of default or insolvency of the other party, including possible delays or restrictions upon the fund’s ability to dispose of the underlying securities, the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its right to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the agreement. The subadviser, acting under the supervision of the Board, reviews on an ongoing basis the value of the collateral and creditworthiness of those banks and dealers with which the fund enters into repurchase agreements to evaluate potential risks.

Pursuant to an exemptive order issued by the SEC, the fund, along with other affiliated entities managed by the manager, may transfer uninvested cash balances into one or more joint repurchase accounts. These balances are invested in one or more repurchase agreements, secured by U.S. government securities. Securities that are collateral for repurchase agreements are financial assets subject to the fund’s entitlement orders through its securities account at its custodian bank until the agreements mature. Each joint repurchase agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention or sale of the collateral may be subject to legal proceedings.

27

Rule 144A Securities.    The fund may purchase Rule 144A Securities, which are unregistered securities restricted to purchase by “qualified institutional buyers” pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Because Rule 144A Securities are freely transferable among qualified institutional buyers, a liquid market may exist among such buyers. The Board has adopted guidelines and delegated to the subadviser the daily function of determining and monitoring liquidity of Rule 144A Securities. However, the Board maintains sufficient oversight and is ultimately responsible for the liquidity determinations. Investments in restricted securities such as Rule 144A Securities could have the effect of increasing the level of illiquidity in the fund to the extent that there is temporarily no market for these securities among qualified institutional buyers.

Restricted and Illiquid Securities.    The fund may invest up to 10% of its total assets in securities with contractual or other restrictions on resale and other instruments that are not readily marketable, including (a) repurchase agreements with maturities greater than 7 days, (b) futures contracts and related options for which a liquid secondary market does not exist, and (c) time deposits maturing in 2 business days to 6 months. The above restriction does not apply to Rule 144A Securities. In addition, the fund may invest up to 5% of its total assets in the securities of issuers which have been in continuous operation for less than 3 years.

The sale of securities that are not publicly traded is typically restricted under the federal securities laws. As a result, the fund may be forced to sell these securities at less than fair market value or may not be able to sell them when the subadviser believes it desirable to do so. The fund’s investments in illiquid securities are subject to the risk that should the fund desire to sell any of these securities when a ready buyer is not available at a price that the fund deems representative of their value, the value of the fund’s total assets could be adversely affected.

28

RISK FACTORS

The following risk factors are intended to supplement the risks described above and in the fund’s prospectus.

General.    Investors should realize that risk of loss is inherent in the ownership of any securities and that the fund’s net asset value will fluctuate, reflecting fluctuations in the market value of its portfolio positions.

Fixed-Income Securities.    Investments in fixed-income securities may subject the fund to risks, including the following:

Interest Rate Risk:    When interest rates decline, the market value of fixed-income securities tends to increase. Conversely, when interest rates increase, the market value of fixed-income securities tends to decline. The volatility of a security’s market value will differ depending upon the security’s duration, the issuer and the type of instrument.

Default Risk/Credit Risk:    Investments in fixed-income securities are subject to the risk that the issuer of the security could default on its obligations, causing the fund to sustain losses on such investments. A default could impact both interest and principal payments.

Call Risk and Extension Risk:    Fixed-income securities may be subject to both call risk and extension risk. Call risk exists when the issuer may exercise its right to pay principal on an obligation earlier than scheduled, which would cause cash flows to be returned earlier than expected. This typically results when interest rates have declined and the fund will suffer from having to reinvest in lower yielding securities. Extension risk exists when the issuer may exercise its right to pay principal on an obligation later than scheduled, which would cause cash flows to be returned later than expected. This typically results when interest rates have increased, and the fund will suffer from the inability to invest in higher yielding securities.

Repurchase Agreements.    The fund bears a risk of loss in the event that the other party to a repurchase agreement defaults on its obligations and the fund is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

Foreign Securities.    Investments in securities of foreign issuers involve certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include fluctuations in foreign exchange rates, future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions.

29

There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing, and financial reporting standards and requirements comparable to or as uniform as those of U.S. companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their price more volatile than securities of comparable U.S. companies. Transaction costs on foreign securities markets are generally higher than in the U.S. There is generally less government supervision and regulation of exchanges, brokers and issuers than there is in the U.S. The fund might have greater difficulty taking appropriate legal action in foreign courts. Dividend and interest income from foreign securities will generally be subject to withholding taxes by the country in which the issuer is located and may not be recoverable by the fund. Capital gains are also subject to taxation in some foreign countries.

Investment Restrictions

The Trust has adopted the following fundamental investment restrictions with respect to the fund for the protection of shareholders. Investment restrictions described in this SAI are fundamental only if they are identified as such. Fundamental restrictions cannot be changed without approval by the holders of a majority of the outstanding voting securities of the fund. A “majority” is defined in the 1940 Act as the lesser of (a) 67% or more of the shares present at a shareholder meeting, if the holders of more than 50% of the outstanding shares of the Trust or the fund are present or represented by proxy, or (b) more than 50% of the outstanding shares. As discussed under “Proposed Investment Restrictions” below, the Trust is proposing to change the fundamental investment restrictions with respect to the fund.

Current Fundamental Investment Restrictions

The fundamental investment restrictions adopted by the Trust prohibit the fund from:

1.  Investing in a manner that would cause it to fail to be a “diversified company” under the 1940 Act and the rules, regulations and orders thereunder.

2.  Investing in “senior securities” as defined in the 1940 Act and the rules, regulations and orders thereunder except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

3.  Investing more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, securities of the U.S. government (including its agencies and instrumentalities) and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry. The SEC staff has taken the position that the limit on investments in issuers in a single industry is 25% or more of total assets, rather than more than 25% of total assets.

4.  Borrowing money, except that (a) the fund may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, and (b) the fund may to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques. To the extent that it engages in transactions described in (a) and (b), the fund will be limited so that no more than 33 1/3% of the value of its total assets (including the amount borrowed), valued at the lesser of cost or market, less liabilities (not including the amount borrowed) valued at the time the borrowing is made, is derived from such transaction.

30

5.  Purchasing securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities) or selling any securities short (except “against the box”). For purposes of this restriction the deposit or payment by the fund of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

6.  Making Loans. This restriction does not apply to: (a) the purchase of debt obligations in which the fund may invest consistent with its investment objective and policies; (b) repurchase agreements; and (c) loans of its portfolio securities, to the fullest extent permitted under the 1940 Act.

7.  Underwriting securities issued by other persons, except to the extent that the fund may technically be deemed an underwriter under the Securities Act of 1933, in disposing of portfolio securities.

8.  Purchasing or selling real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent the fund from (a) investing in securities of issuers engaged in the real estate business or the business of investing in real estate (including interests in limited partnerships owning or otherwise engaging in the real estate business or the business of investing in real estate) and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds or held; (c) trading in futures contracts and options on futures contracts (including options on currencies to the extent consistent with the fund’s investment objective and policies); (d) investing in real estate investment trust securities; or (e) investing in gold bullion and coins or receipts for gold.

9.  Investing in common stocks, preferred stocks, warrants, other equity securities, corporate bonds or debentures, state bonds, municipal bonds or industrial revenue bonds.

Proposed Fundamental Investment Restrictions

The Trust has called a meeting of the fund’s shareholders to consider several proposals, including the adoption of revised fundamental investment restrictions. If approved by the shareholders, the Trust’s fundamental restrictions with respect to the fund will be as follows:

1.  The fund may not borrow money except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

2.  The fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

3.  The fund may lend money or other assets to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

4.  The fund may not issue senior securities except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

5.  The fund may not purchase or sell real estate except as permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

31

6.  The fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act, or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

7.  Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the fund’s investments will be concentrated in any one industry, except that the fund may invest without limit in obligations issued by banks.

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a fund to borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose, and to borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires the fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements, may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of the fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, the fund may have to sell securities at a time and at a price that is unfavorable to the fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period. The policy in (1) above will be interpreted to permit the fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Rule 2a-7 under the 1940 Act may limit the fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of the fund’s underwriting commitments, when added to the value of the fund’s investments in issuers where the fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A fund engaging in transactions involving the acquisition or disposition of portfolio securities may be considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the fund may be considered to be an underwriter under the 1933 Act. Rule 2a-7 under the 1940 Act may limit the fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a fund from making loans; however, SEC staff interpretations currently prohibit funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the fund’s manager or subadviser believes the income justifies the attendant risks. The fund also will be permitted by this policy to make loans of money, including to other funds. A fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent the fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans. Rule 2a-7 under the 1940 Act may limit the fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

        With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as fund obligations that have a priority over the fund’s shares with respect to the payment of dividends or the distribution of fund assets. The 1940 Act prohibits a fund from issuing senior securities except that the fund may borrow money in amounts of up to one-third of the fund’s total assets from banks for any purpose. A fund also may borrow up to 5% of the fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a fund can increase the speculative character of the fund’s outstanding shares through leveraging. Leveraging of a fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though the fund’s net assets remain the same, the total risk to investors is increased to the extent of the fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin. Rule 2a-7 under the 1940 Act may limit the fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a fund from owning real estate; however, a fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a money market fund’s purchases of illiquid securities to 10% of net assets. The policy in (5) above will be interpreted not to prevent the fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities. Rule 2a-7 under the 1940 Act may limit the fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related

32

to financial commodities (such as currencies and, possibly, currency futures). However, a fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a money market fund’s purchases of illiquid securities to 10% of net assets. If a fund were to invest in a physical commodity or a physical commodity-related instrument, the fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities. Rule 2a-7 under the 1940 Act may limit the fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a fund that does not concentrate in an industry. The SEC has taken the position that money market funds may reserve the right to invest without limit in obligations of domestic banks without being deemed to concentrate their investments. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to the fund as to how to classify issuers within or among industries.

With respect to the fundamental policy relating to concentration set forth in (7) above, the fund may, from time to time, invest up to 100% of its assets in bank obligations, such as certificates of deposit, fixed time deposits and bankers’ acceptances. The fund normally will invest at least 25% of its assets in obligations issued by domestic and foreign banks. The 1940 Act does not define what constitutes a “domestic bank” and what constitutes a “foreign bank.” The SEC staff has taken the position that a U.S. branch of a foreign bank may be considered a domestic bank if the U.S. branch of the foreign bank is subject to the same regulation as a U.S. bank. Likewise, a non-U.S. branch of a U.S. bank may be considered a domestic bank if the investment risk associated with investing in instruments issued by the non-U.S. branch is the same, in the opinion of the subadviser, as that of investing in instruments issued by the branch’s domestic parent.

The fund’s proposed fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

The fund is currently classified as a diversified fund under the 1940 Act. This means that the fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.

Other Proposed Changes

If approved by the shareholders, the fund’s investment objective will be non-fundamental.

The Board and the shareholders have approved a reorganization pursuant to which the assets of the fund would be acquired, and its liabilities would be assumed, by Smith Barney Money Funds—Cash Portfolio (the “Acquiring Fund”) in exchange for shares of the fund. The fund would then be liquidated, and shares of the Acquiring Fund would be distributed to fund shareholders.

Under the reorganization, fund shareholders would receive shares of the Acquiring Fund with the same aggregate net asset value as their shares of the fund. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by fund shareholders as a result of the reorganization.

The reorganization is subject to the satisfaction of certain conditions. Prior to the reorganization, shareholders of the fund can continue to purchase, redeem and exchange shares subject to the limitations described in the fund’s prospectus.

33

Non-Fundamental Investment Restrictions

The Trust has also adopted certain non-fundamental investment restrictions with respect to the fund that may be changed by vote of a majority of the Board at any time. Accordingly, the fund is prohibited from:

1.  Investing in oil, gas or other mineral exploration or development programs.

2.  Writing or selling puts, calls, straddles, spreads or combinations thereof.

3.  Purchasing restricted securities, illiquid securities (such as TDs maturing from 2 business days through 6 months) or other securities that are not readily marketable if more than 10% of the total assets of the fund would be invested in such securities. Securities subject to Rule 144A of the 1933 Act (provided at least two dealers make a market in such securities) and certain privately issued commercial paper eligible for resale without registration pursuant to Section 4(2) of the 1933 Act will not be subject to this restriction.

4.  Purchasing any security if, as a result, the fund would then have more than 5% of its total assets invested in securities of companies (including predecessors) that have been in continuous operation for fewer than 3 years.

5.  Making investments for the purpose of exercising control or management.

6.  Purchasing or retaining securities of any company if, to the knowledge of the Trust, any of the Trust’s officers or Trustees or any officer or director of the manager individually owns more than  1/2 of 1% of the outstanding securities of such company and together they own beneficially more than 5% of the securities.

7.  Investing in warrants other than those acquired by the fund as part of a unit or attached to securities at the time of purchase (except as permitted under the fund’s investment objective and policies) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the fund’s total assets. At no time may more than 2% of the fund’s total assets be invested in warrants not listed on a recognized U.S. or foreign stock exchange, to the extent permitted by applicable state securities laws.

8.  Investing in securities of other investment companies, except to the extent permitted under the 1940 Act.

9.  Investing more than 10% of its total assets in variable rate master demand notes providing for settlement upon more than seven days’ notice by the fund.

34

Portfolio Turnover

For reporting purposes, the fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the fund’s investment portfolio (other than short-term money market securities) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the subadviser deem it advisable to purchase or sell securities.

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through individual retirement accounts (“IRAs”) and other retirement plans which are not taxed currently on accumulations in their accounts).

For regulatory purposes, the turnover rate of the fund is zero.

Portfolio Transactions

Subject to such policies as may be established by the Board from time to time, the fund’s subadviser is primarily responsible for the fund’s portfolio decisions and the placing of the fund’s portfolio transactions.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. For its three most recent fiscal years, the fund paid no brokerage commissions.

35

Pursuant to the Management Agreement and Sub-Advisory Agreement, each of the manager and the subadviser is authorized to place orders pursuant to its investment determinations for the fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the manager and the subadviser in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital. In connection with the manager’s or the subadviser’s monitoring of its portfolio transactions for compliance with its policies, the manager and the subadviser each utilizes both an internal committee and a third party service provider.

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the fund and/or the other accounts over which the manager, the subadviser or their affiliates exercise investment discretion. The manager and subadviser are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for the fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the manager or the subadviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the manager, the subadviser and their affiliates have with respect to accounts over which they exercise investment discretion. The manager and/or subadviser may also have arrangements with brokers pursuant to which such brokers provide research services to the manager or subadviser, as applicable, in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases the fund’s costs, neither the manager nor the subadviser believes that the receipt of such brokerage and research services significantly reduces its expenses as manager or subadviser. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the manager or subadviser by brokers who effect securities transactions for the fund may be used by the manager or subadviser in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the manager or subadviser by brokers who effect securities transactions for other investment companies and accounts which the manager or subadviser manages may be used by the manager or subadviser in servicing the fund. Not all of these research services are used by the manager or subadviser in managing any particular account, including the fund.

For the fiscal year ended July 31, 2006, the fund did not direct any amounts to brokerage transactions related to research services and did not pay any brokerage commissions related to research services.

The fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers,” as defined in the 1940 Act. The Board has adopted procedures in accordance with Rule 17e-1 under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Effective December 1, 2005, CGMI is no longer an affiliated person of the fund under the 1940 Act. As a result, the fund will be permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without being subject to the restrictions applicable to transactions with affiliated persons.

36

Aggregate Brokerage Commissions Paid

For the fiscal years ended July 31, 2004, 2005 and 2006, the fund did not pay brokerage commissions.

As of December 1, 2005, LMIS became an affiliated person of the fund under the 1940 Act. For the period from December 1, 2005 through July 31, 2006, the fund did not pay any brokerage commissions to LMIS or its affiliates.

In certain instances, there may be securities that are suitable as an investment for the fund as well as for one or more of the manager’s or subadviser’s other clients. Investment decisions for the fund and for the manager’s or subadviser’s other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same manager, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for the fund. When purchases or sales of the same security for the fund and for other portfolios managed by the manager or subadviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

As of July 31, 2006, the fund did not own any securities issued by a regular broker/dealer.

37

DISCLOSURE OF PORTFOLIO HOLDINGS

The fund has adopted policies and procedures developed by LMPFA, the fund’s manager, with respect to the disclosure of the fund’s portfolio securities and any ongoing arrangements to make available information about the fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about the fund’s portfolio holdings is in the best interests of the fund’s shareholders, and that any conflicts of interest between the interests of the fund’s shareholders and those of LMPFA, the fund’s distributors, or their affiliates be addressed in a manner that places the interests of fund shareholders first. The policy provides that information regarding the fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for funds other than money market funds, and 25 calendar days following month-end with respect to money market funds, including the fund. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

Under the policy, a fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter-end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month-end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a Legg Mason or the fund’s Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.   A fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

38

2.   A fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.   A list of securities (that may include fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.   A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.   A fund’s sector weightings, yield and duration (for fixed-income and money market funds), performance attribution (e.g., analysis of the fund’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.  A fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its independent trustees, and its independent public accountants, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about the fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, the fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither the fund, nor Legg Mason, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about the fund’s portfolio securities will be reviewed at least annually by the fund’s Board.

The approval of the fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported to the fund’s Board at its next regularly scheduled meeting.

Currently, the fund discloses its complete portfolio holdings approximately 25 days after month-end on its website: http://www.leggmason.com/InvestorServices.

39

Set forth below is a list, as of [                    ], of those parties with whom LMPFA, on behalf of the fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

[To be updated by amendment]

Recipient	Frequency	Delay Before Dissemination
State Street Bank and Trust Company (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Weekly	None
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None
Bank of New York	Daily	None

Portfolio holdings information for the fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

[To be updated by amendment]

Recipient	Frequency	Delay Before Dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investors Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	Sent 6-8 business days following month end
Fitch	Monthly	Sent 6-8 business days following month end
Liberty Hampshire	Weekly and Month End	None

40

Recipient	Frequency	Delay Before Dissemination
SunTrust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
Moody’s (Rating Agency)	Weekly Tuesday Night	1 business day
S&P (Rating Agency)	Weekly Tuesday Night	1 business day

PURCHASE OF SHARES

[To be updated by amendment]

General

Generally, investors may purchase shares of the fund only by exchanging Class B or Class C shares of another Legg Mason Partners fund, except that certain investors, including retirement plans, may purchase shares directly from the fund. When purchasing shares of the fund, investors must specify whether the purchase is for Class B and C shares, as applicable. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly at the transfer agent are not subject to a maintenance fee.

For additional information regarding applicable investment minimums and eligibility requirements, please see the fund’s prospectus.

Purchase orders received by the fund or a Service Agent prior to the close of regular trading on the New York Stock Exchange (the “NYSE”) on any day the fund calculates its net asset value are priced according to the net asset value determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day the fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by the fund’s agent prior to its close of business. [For shares purchased through CGMI or a Service Agent purchasing through CGMI, payment for shares of the fund is normally due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.]

41

Contingent Deferred Sales Charge Provisions

Class B and Class C shares acquired through exchanges of shares with other Legg Mason Partners funds that are subject to a contingent deferred sales charge are “contingent deferred sales charge shares.” A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the net asset value (the “NAV”) at the time of purchase or redemption, whichever is less.

Class C shares that are contingent deferred sales charge shares are subject to a contingent deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the contingent deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed, as further discussed in the fund’s prospectus. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month. Class B or C shares of the fund acquired through exchanges with shares of other Legg Mason Partners funds are subject to the contingent deferred sales charge, if any, applicable to the exchanged shares. This could be 5.00% or less for Class B shares and 1.00% or less for Class C shares.

Class B shares will convert automatically to Class A shares of Smith Barney Money Funds—Cash Portfolio approximately 8 years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. There will also be converted at that time such proportion of Class B dividend shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by the shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and, finally, of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Legg Mason Partners funds. For federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The fund’s distributors receive contingent deferred sales charges in partial consideration for their expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege” below); (b) automatic cash withdrawals in amounts equal to or less than 2.00% per month of the shareholder’s account balance at the time the withdrawals commence, up to a maximum of 12.00% in one year (see “Automatic Cash Withdrawal Plan” below); (c) redemptions of shares within 12 months following the death or disability (as defined in the Internal Revenue Code of 1986, as amended (the “Code”)) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs

42

commencing on or after attainment of age 70 1/2 (except that shareholders who purchased shares subject to a contingent deferred sales charge prior to May 23, 2005 will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of a fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with a distributor or the manager.

As of November 20, 2006, the contingent deferred sales charge will be waived on Class C shares held by retirement plan omnibus accounts held on the books of the fund.

43

PFS Accounts

The fund offers one class of shares to investors purchasing by exchange through PFS: Class B shares.

Initial purchases of shares of the fund must be made through a PFS Registered Representative by completing the appropriate application. The completed application should be forwarded to Primerica Shareholder Services, c/o PFPC Inc., P.O. Box 9662, Providence, Rhode Island 02940-9662. Checks drawn on foreign banks must be payable in U.S. dollars and have the routing number of the U.S. bank encoded on the check. Additional investments may be sent directly to PFPC. In processing applications and investments, PFPC acts as agent for the investor and for the distributors in accordance with the terms of the fund’s prospectus. If the transfer agent ceases to act as such, a successor company named by the fund will act in the same capacity so long as the account remains open. Shares purchased will be held in the shareholder’s account by PFPC.

Purchase orders received by the transfer agent or Primerica Shareholder Services prior to the close of regular trading on the NYSE on any day the fund calculates its NAV are priced according to the NAV determined on that day.

Initial purchases of fund shares may be made by wire. Before sending the wire, the PFS Registered Representative must contact Primerica Shareholder Services at (800) 665-8677 to obtain proper wire instructions. Once an account is open, a shareholder may make additional investments by wire. The shareholder should contact Primerica Shareholder Services at (800) 544-5445 to obtain proper wire instructions.

Shareholders who establish telephone transaction authority on their account and supply bank account information may make additions to their accounts at any time. Shareholders should contact Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open. If a shareholder does not wish to allow subsequent investments by telephone by any person in his or her account, the shareholder should decline the telephone transaction option on the account application. The minimum telephone subsequent investment is $25 and can be up to a maximum of $50,000. By requesting a subsequent purchase by telephone, a shareholder authorizes Primerica Shareholder Services to transfer funds from the bank account provided for the amount of the purchase. Subsequent investments by telephone may not be available if the shareholder cannot reach Primerica Shareholder Services whether because all telephone lines are busy or for any other reason; in such case, a shareholder would have to use the fund’s regular subsequent investment procedure described above.

An account transcript is available at a shareholder’s request, which identifies every financial transaction in an account since it has opened. Additional copies of tax forms are available at the shareholder’s request.

Additional information regarding Primerica Shareholder Services may be obtained by contacting the Client Services Department at (800) 544-5445.

REDEMPTION OF SHARES

General

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the fund normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that disposal of the fund’s investments or determination of net asset value is not reasonably practicable, or (c) for such other periods as the SEC by order may permit for protection of the fund’s shareholders.

44

Any signature appearing on a written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any ten-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one class, any request for redemption must specify the class being redeemed. In the event of a failure to specify which class, or if the investor owns fewer shares of the class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

Additional Information Regarding Telephone Redemption and Exchange Program. Neither the fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. The fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). The fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least 7 days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the fund’s prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in the fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in the fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the fund at the same time that he or she is participating in the Withdrawal Plan, purchases by such shareholders in amounts of less than $5,000 will not ordinarily be permitted. The Withdrawal Plan will be carried over on exchanges between funds or classes of the fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the fund.

45

Distributions in Kind

If the Board determines that it would be detrimental to the best interests of the remaining shareholders of the fund to make a redemption payment wholly in cash, the fund may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of the fund’s net assets by a distribution in kind of fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share price” in the fund’s prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

PFS Accounts

Shareholders may redeem for cash some or all of their shares of the fund at any time by sending a written request in proper form directly to Primerica Shareholder Services c/o PFPC at P.O. Box 9662, Providence, Rhode Island 02940-9662. If you should have any questions concerning how to redeem your account after reviewing the information below, please contact Primerica Shareholder Services at (800) 544-5445, Spanish-speaking representatives at (800) 544-7278 or TDD Line for the Hearing Impaired at (800) 824-1721.

All persons in whose names the shares are registered must sign the request for redemption. Signatures must conform exactly to the account registration. If the proceeds of the redemption exceed $50,000, if the proceeds are not paid to the record owner(s) at the record address, if the shareholder(s) has had an address change within 30 days or less of the shareholder’s redemption request, or if the shareholder(s) is a corporation, sole proprietor, partnership, trust or fiduciary, signature(s) must be guaranteed by one of the following: a bank or trust company; a broker/dealer; a credit union; a national securities exchange, registered securities association or clearing agency; a savings and loan association; or a federal savings bank.

Generally, a properly completed redemption form with any required signature guarantee is all that is required for a redemption. In some cases, however, other documents may be necessary. Additional documentary evidence of authority is also required by PFPC in the event redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. Additionally, if a shareholder requests a redemption from a retirement plan account (IRA or SEP), such request must state whether or not federal income tax is to be withheld from the proceeds of the redemption check. Redemption from a 403(b)(7) account requires completion of a special form. Please call Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time to obtain the proper forms.

A shareholder may utilize Primerica Shareholder Services Telephone Redemption service to redeem his or her account as long as he or she has authorized the telephone redemption option. If a shareholder does not wish to allow telephone redemptions by any person in his or her account, he or she should decline the telephone transaction option on the account application. The telephone redemption option can be used only if: (a) the redemption proceeds are to be mailed to the address of record and there has been no change of address of record within the preceding 30 days; (b) the person requesting the redemption can provide proper identification information; and (c) the proceeds of the redemption do not exceed $50,000. 403(b)(7) accounts and accounts not registered in the name of an individual(s) are not eligible for the telephone redemption option. Telephone redemption requests can be made by contacting Primerica Shareholder Services at (800) 544-5445 between 8:00 a.m. and 8:00 p.m. Eastern time any day that the NYSE is open.

Telephone redemption may not be available if the shareholder cannot reach Primerica Shareholder Services because all telephone lines are busy or for any other reason; in such case, a shareholder may use the fund’s regular redemption procedure described above.

46

Redemption proceeds can be sent by check to the address of record, by wire transfer to a bank account designated on the application or to a bank account designated on the application via the Automated Clearinghouse (ACH). PFPC will process and mail a shareholder’s redemption check usually within two to three business days after receiving the redemption request in good order.

Public Offering

Shares of the fund may be acquired by the general public only through exchange of Class B or C shares of other Legg Mason Partners funds. Exchanges are made at net asset value without a front-end sales charge. Shares of the fund may be acquired directly through certain retirement programs.

EXCHANGE PRIVILEGE

General

The exchange privilege enables shareholders to acquire shares of the same class in a fund with different investment objectives when they believe that a shift between funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current prospectus of each fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

47

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value and the proceeds are immediately invested in shares of the fund being acquired at that fund’s then current net asset value. Each distributor reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class B Exchanges.    Class B shares of the fund may be exchanged for other Class B shares [without a contingent deferred sales charge]. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the fund that have been exchanged.

Class C Exchanges.    Class C shares of the fund may be exchanged for other Class C shares [without a contingent deferred sales charge]. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the fund that have been exchanged.

Additional Information Regarding Exchanges

During times of drastic economic or market conditions, the fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See the fund’s prospectus for additional information. Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the fund being acquired is identical to the registration of the shares of the fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges may legally be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold fund shares through a Service Agent, their Service Agent, to obtain more information and prospectuses of the funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

DISTRIBUTORS

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason, located at 100 Light Street, Baltimore, Maryland 21202, CGMI, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013, and PFS, located at 3120 Breckinridge Boulevard, Duluth, Georgia 30099-0001, serve as the distributors of the fund.

48

The distributors serve pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “distribution agreements”), which were approved by the fund’s Board and by a majority of the Independent Trustees, casting votes in person at a meeting called for such purpose, on November 21, 2005. The distribution agreements went into effect on December 1, 2005. Prior to December 1, 2005, CGMI and PFS Distributors, Inc., the predecessor in interest to PFS, served as the distributors of the fund.

A distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the fund as may be sold to the public. A distributor is not obligated to sell any stated number of shares. Each distribution agreement is renewable from year to year if approved (a) by the Trustees or by a vote of a majority of the fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Trustees who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. Each distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

LMIS, CGMI and PFS may be deemed to be underwriters for purposes of the 1933 Act. From time to time, LMIS, CGMI or PFS or their affiliates may also pay for certain non-cash sales incentives provided to PFS Registered Representatives. Such incentives do not have any effect on the net amount invested. In addition to the reallowances from the applicable public offering price described above, PFS may, from time to time, pay or allow additional reallowances or promotional incentives, in the form of cash or other compensations, to PFS Registered Representatives that sell shares of the fund.

Services and Distribution Plan Arrangements

The Trust has adopted an [amended] shareholder services and distribution plan (the “Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to the Class B and C shares of the fund.

The only class of shares offered for sale through PFS is Class B shares of the fund. Under the Distribution Plan, the fund pays distribution fees to LMIS, CGMI and PFS, as applicable, for services they provide and expenses they bear with respect to the distribution of Class B and C shares, as applicable, and providing services to Class B and C shareholders. The distributors will provide the Board with periodic reports of amounts expended under the Distribution Plan and the purposes for which such expenditures were made. In addition, the fund pays distribution fees accrued daily and payable monthly, calculated at annual rates as follows:

	Distribution Fee As a Percentage of Daily Net Assets	Total Service and Distribution Fee As a Percentage of Daily Net Assets
Class B	0.50%	0.50%
Class C	0.50%	0.50%

49

Fees under the Distribution Plan may be used to make payments to the distributors for distribution services, to Service Agents in respect of the sale of shares of the fund, and to other parties in respect of the sale of shares of the fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. The fund also may make payments to the distributors, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the distributors to each recipient may vary based upon certain factors, including, among other things, the levels of sales of fund shares and/or shareholder services provided.

The Distribution Plan also provides that the distributors and Services Agents may receive all or a portion of the sales charges paid by Class B and Class C investors.

The Distribution Plan permits the fund to pay fees to distributors, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the Distribution Plan, the fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The fund may pay the fees to distributors and others until the Distribution Plan or distribution agreement is terminated or not renewed. In that event, a distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not obligations of the fund. In their annual consideration of the continuation of the Distribution Plan for the fund, the Trustees will review the Distribution Plan and the expenses for each class within the fund separately.

The Distribution Plan also recognizes that various service providers to the fund, such as the manager, may make payments for distribution-related expenses out of their own resources, including past profits, or payments received from the fund for other purposes, such as management fees, and that the fund’s distributors or Service Agents may from time to time use their own resources for distribution-related services, in addition to the fees paid under the Distribution Plan. The Distribution Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Distribution Plan, if permitted by applicable law.

50

As contemplated by the Distribution Plan, each distributor acts as an agent of the fund in connection with the offering of shares of the fund pursuant to the respective distribution agreement.

For the fiscal year ended July 31, 2006, CGMI incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expense and compensation to Service Agents as expressed in the following table:

	Financial Consultant Compensation	Third Party Service Fees	Branch Expenses	Marketing Expense	Printing Expense	Total Current Expenses
Class B	$ 85,517	$0	$0	$220	$0	$85,737
Class C	124,657	0	0	0	0	124,657

For the fiscal year end July 31, 2006, LMIS incurred distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expenses and compensation to Service Agents and third parties as expressed in the following table:

	Financial Consultant Compensation	Third Party Service Fees	Branch Expenses	Marketing Expense	Printing Expense	Total Current Expense
Class B	$ 76,736	$0	N/A	$220	$0	$76,956
Class C	145,120	0	N/A	168	0	145,288

For the fiscal year end July 31, 2006, PFS incurred no distribution expenses for advertising, printing and mailing prospectuses, support services and overhead expense and compensation to Service Agents.

51

Dealer reallowances are described in the fund’s prospectus.

Under its terms, the Distribution Plan continues in effect for one year and thereafter for successive annual periods, provided such continuance is approved annually by vote of the Board, including a majority of the Independent Trustees who have no direct or indirect financial interest in the operation of the Distribution Plan. The Distribution Plan may not be amended to increase the amount of the service and distribution fees without shareholder approval, and all amendments of the Distribution Plan also must be approved by the Trustees, including all of the Independent Trustees in the manner described above. The Distribution Plan may be terminated with respect to a class at any time, without penalty, by vote of a majority of the Independent Trustees or, with respect to the fund, by vote of a majority of the outstanding voting securities of the fund (as defined in the 1940 Act).

Sales Charges

The following expenses were incurred during the periods indicated:

Initial Sales Charges

Class B and C shares of the fund are not subject to initial sales charges.

Contingent Deferred Sales Charges

Class B Shares

For the fiscal year ended July 31:

	CGMI	LMIS	PFS
2006	$56,810	N/A	$18,414
2005	286,098	N/A	65,823
2004	567,000	N/A	0

Class C Shares

For the fiscal year ended July 31:

	CGMI	LMIS
2006	$310	N/A
2005	10,161	N/A
2004	9,000	N/A

52

Service and Distribution Plan Fees

For the fiscal year ended July 31:

2006	$958,590
2005	994,369
2004	996,025

VALUATION OF SHARES

The net asset value per share of each class is calculated on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and class-specific expenses, the per share net asset value of each class may differ. Please see the fund’s prospectus for a description of procedures used by the fund in valuing its assets.

53

TAXES

[To be updated by amendment]

The following is a summary of certain material U.S. federal (and, where noted, state and local) income tax considerations affecting the fund and its shareholders. The discussion is very general. Each current and prospective shareholder is therefore urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in the fund. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Fund and Its Investments

The fund will be treated as a separate taxpayer for U.S. federal income tax purposes. The fund has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, the fund must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derives 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the fund’s taxable year, (i) at least 50% of the market value of the fund’s assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer, any two or more issuers that the fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or in the securities of one or more “qualified publicly traded partnerships.”

The fund’s investments in partnerships, including in qualified publicly traded partnerships, may result in the fund being subject to state, local or foreign income, franchise or withholding tax liabilities.

As a regulated investment company, the fund will not be subject to U.S. federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the fund must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), and (ii) 90% of its net tax-exempt income for the taxable year. The fund will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

54

On July 31, 2006, the unused capital loss carryforwards of the fund were approximately $423. For U.S. federal income tax purposes, these amounts are available to be applied against future capital gains, if any, realized by the fund that has the carryforwards prior to the expiration of the applicable carryforward. The carryforwards expire as follows:

July 31,
2007	2008	2009	2010	2011	2012	2013	2014
—	—	—	—	—	$53	—	$185

The Code imposes a 4% nondeductible excise tax on the fund to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income retained by a fund that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. The fund anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

If, in any taxable year, the fund fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the fund in computing its taxable income. In addition, in the event of a failure to qualify, the fund’s distributions, to the extent derived from the fund’s current or accumulated earnings and profits, including as distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the fund’s earnings and profits. However, such dividends would be eligible (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the fund fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a fund failed to qualify as a regulated investment company for a period greater than two taxable years, the fund may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized with respect to such assets if the fund had been liquidated) if it qualifies as a regulated investment company in a subsequent year.

The fund’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), to the extent permitted, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the fund (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the fund and defer fund losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions

55

also (a) will require the fund to “mark-to-market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the fund to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the fund, the fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The fund will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and prevent disqualification of the fund as a regulated investment company.

The fund’s investment in so-called “section 1256 contracts,” such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by the fund at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the fund’s income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the fund from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a “hedging transaction” nor part of a “straddle,” 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the fund.

As a result of entering into swap contracts, the fund may make or receive periodic net payments. The fund may also make or receive a payment when a swap is terminated prior to maturity through an assignment of the swap or other closing transaction. Periodic net payments will generally constitute ordinary income or deductions, while termination of a swap will generally result in capital gain or loss (which will be a long-term capital gain or loss if the fund has been a party to the swap for more than one year).

The fund may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market, constructive sale or rules applicable to PFICs (as defined below) or partnerships or trusts in which the fund invests or to certain options, futures or forward contracts, or “appreciated financial positions” or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to the fund’s investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the fund, the fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The fund might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expenses.

Foreign Investments.    Dividends or other income (including, in some cases, capital gains) received by the fund from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. The fund does not expect to be eligible to elect to treat any foreign taxes it pays as paid by its shareholders, who therefore will not be entitled to credits for such taxes on their own tax returns. Foreign taxes paid by the fund will reduce the return from the fund’s investments.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time the fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the fund actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts,

56

certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Passive Foreign Investment Companies.    If the fund purchases shares in certain foreign investment entities, called “passive foreign investment companies” (“PFICs”), it may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the fund to its shareholders. Additional charges in the nature of interest may be imposed on the fund in respect of deferred taxes arising from such distributions or gains.

If the fund were to invest in a PFIC and elect to treat the PFIC as a “qualified electing fund” under the Code, in lieu of the foregoing requirements, the fund might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the fund, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to distribute this income and avoid a tax on the fund, the fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. In order to make the “qualified electing fund” election, the fund would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

Alternatively, the fund may make a mark-to-market election that will result in the fund being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the fund would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the fund, unless revoked with the consent of the Internal Revenue Service (the “IRS”). By making the election, the fund could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The fund may have to distribute this “phantom” income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax. In order to distribute this income and avoid a tax on the fund, the fund might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss.

The fund will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

Taxation of U.S. Shareholders

Dividends and Distributions.    Dividends and other distributions by the fund are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by the fund in October, November or December to shareholders of record on a specified date in such a month which is actually paid during the following January shall be deemed to have been paid by the fund and received by each shareholder on December 31 of the year in which the dividend is declared.

The fund intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if the fund retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the fund will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and

57

(c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder’s income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the fund upon timely filing appropriate returns or claims for refund with the IRS.

Distributions of net realized long-term capital gains, if any, that the fund designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the fund. Such distributions will not be eligible for the dividends-received deduction. All other dividends of the fund (including dividends from short-term capital gains) from its current and accumulated earnings and profits (“regular dividends”) are generally subject to tax as ordinary income.

Special rules, however, apply to regular dividends paid to individuals. Such a dividend, with respect to taxable years beginning on or before December 31, 2010, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual’s net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to the portion of the regular dividends paid by the fund to an individual in a particular taxable year that is attributable to qualified dividend income received by the fund in that taxable year if such qualified dividend income accounts for less than 95% of the fund’s gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, “qualified dividend income” generally means income from dividends received by the fund from U.S. corporations and qualified foreign corporations, provided that the fund satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income does not include any dividends received from tax-exempt corporations. Also, dividends received by the fund from a REIT or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such a REIT or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat fund dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be qualified dividend income.

The fund or your Service Agent will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

If an individual receives a regular dividend qualifying for the long-term capital gains rates and such dividend constitutes an “extraordinary dividend,” and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An “extraordinary dividend” on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer’s tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

Distributions in excess of the fund’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his shares of the fund, and as a capital gain thereafter (if the shareholder holds his shares of the fund as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount. Dividends paid by the fund that are attributable to dividends received by the fund from domestic corporations may qualify for the federal dividends-received deduction for corporations.

58

Investors considering buying shares just prior to a dividend or capital gain distribution should be aware that, although the price of shares just purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them. If the fund is the holder of record of any stock on the record date for any dividends payable with respect to such stock, such dividends will be included in the fund’s gross income not as of the date received but as of the later of (a) the date such stock became ex-dividend with respect to such dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (b) the date the fund acquired such stock. Accordingly, in order to satisfy its income distribution requirements, the fund may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

Sales of Shares.    Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by the fund will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the fund, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a fund share held by the shareholder for six months or fewer will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares and, to the extent not disallowed, will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of the fund and disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

59

Backup Withholding. The fund may be required to withhold federal income tax at the rate of 28% (“backup withholding”) from dividends, distributions and redemption proceeds payable to shareholders who fail to provide the fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. Certain shareholders are exempt from backup withholding. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. federal income tax liability. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax described below under “Non-U.S. Shareholders.”

Notices.    Shareholders will receive, if appropriate, various written notices after the close of the fund’s taxable year regarding the U.S. federal income tax status of certain dividends, distributions and deemed distributions that were paid (or that are treated as having been paid) by the fund to its shareholders during the preceding taxable year.

Other Taxes.    Dividends, distributions and redemption proceeds may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation.

If a shareholder recognizes a loss with respect to the fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Non-U.S. Shareholders

Dividends by the fund paid to non-U.S. shareholders are generally subject to withholding tax at a 30% rate (or such lower rate as may be determined in accordance with any applicable treaty) on ordinary dividends and other payments that are subject to such withholding. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide any IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends or upon the sale or other disposition of shares of the fund.

For fund taxable years beginning before January 1, 2008, the 30% withholding tax will not apply to dividends that the fund designates as (a) interest-related dividends, to the extent such dividends are derived from the fund’s “qualified net interest income,” or (b) short-term capital gain dividends, to the extent such dividends are derived from the fund’s “qualified short-term gain.” “Qualified net interest income” is the fund’s net income derived from the interest and from original issue discount, subject to certain exceptions and limitations. “Qualified short-term gain” generally means the excess of the net short-term capital gain of the fund for the taxable year over its net

60

long-term capital loss, if any. However, depending on its circumstances, the fund may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form).

Special rules apply to foreign persons who receive distributions from the fund that are attributable to gain from “U.S. real property interests” (“USRPIs”). The Code defines USRPIs to include direct holdings of U.S. real property and any interest (other than an interest solely as a creditor) in “U.S. real property holding corporations.” The Code defines a U.S. real property holding corporation as any corporation whose USRPIs make up more than 50% of the fair market value of its USRPIs, its interests in real property located outside the United States, plus any other assets it uses in a trade or business. In general, the distribution of gains from USRPIs to foreign shareholders is subject to U.S. federal income tax withholding at a rate of 35% and obligates such foreign shareholder to file a U.S. tax return. To the extent a distribution to a foreign shareholder is attributable to gains from the sale or exchange of USRPIs recognized by a REIT or (for taxable years beginning before January 1, 2008) a RIC, the Code treats that gain as the distribution of gain from a USRPI to a foreign shareholder which would be subject to U.S. withholding tax of 35% and would result in U.S. tax filing obligations for the foreign shareholder.

However, a foreign shareholder achieves a different result with respect to the gains from the sale of USRPIs if the REIT or RIC is less than 50% owned by foreign persons at all times during the testing period, or if such gain is realized from the sale of any class of stock in a REIT which is regularly traded on an established US securities market and the REIT shareholder owned less than 5% of such class of stock at all times during the taxable year. In such event, the gains are treated as dividends paid to a non-U.S. shareholder.

The foregoing is only a summary of certain material U.S. federal income tax consequences (and, where noted, state and local tax consequences) affecting the fund and its shareholders. Prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the fund.

ADDITIONAL INFORMATION

The fund is a series of the Trust and is governed by a Declaration of Trust. The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares or to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in the fund with each other share of that class. The Trust also reserves the right, subject to the 1940 Act, to modify the preferences, voting powers, rights and privileges of shares of each class without shareholder approval. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series). Shareholders of all funds of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular funds or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by fund or class.

Subject to applicable law, the fund may involuntarily redeem shareholder’s shares at any time for any reason the Trustees deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings; (ii) the failure of a shareholder to supply a tax identification number or other information, if required to do so; (iii) to protect the tax status of the fund if necessary; (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares; (v) the failure of a shareholder to pay when due for the purchase of shares; and (vi) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder’s ownership is not in the best interests of the other shareholders of the fund.

The holders of shares are required to disclose information on direct or indirect ownership of fund shares as may be required to comply with various laws applicable to the fund, and ownership of fund shares may be disclosed by the fund if so required by law or regulation.

        Each shareholder of the fund is entitled to one vote for each dollar of net asset value (number of shares of the fund owned times net asset value per share) of the fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders do not have cumulative voting rights. The fund is not required to hold, and has no present intention of holding, annual meetings of shareholders but will hold special shareholder meetings when, in the judgment of the Trustees, it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust’s Declaration of Trust.

The Trust’s Declaration of Trust provides that, at any meeting of shareholders, a Service Agent may vote any shares of which it is the holder of record, and for which it does not receive voting instructions, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Service Agent is the agent at record. Shares have no preference, preemptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

With respect to funds in a master/feeder structure, the master fund (called a “Portfolio”) in which a fund invests is a New York trust and is also governed by a Declaration of Trust similar to the fund’s Declaration of Trust. Whenever a vote is submitted to the portfolio’s investors, a fund will generally call a meeting of its own shareholders. To the extent it does not receive instructions from its shareholders, a fund will vote its shares in the Portfolio in the same proportion as the vote of shareholders who do give voting instructions. Alternatively, without seeking instructions from its shareholders, a fund could vote its shares in the Portfolio in proportion to the vote of all the other investors in the Portfolio.

The Trust, or any series or class, may merge or consolidate with or may sell, lease or exchange all or substantially all of its assets to another operating entity if authorized at any meeting of shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust voting as a single class, or of the affected series or class. The Trust or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. Any series, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. If not so terminated, the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, Trustees Emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Trust’s Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust, and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Trust’s Declaration of Trust provides that shareholders may not bring suit on behalf of a fund without first requesting that the Trustees bring such suit. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor or the amount of such compensation.

The Trust’s Declaration of Trust provides that, by becoming a shareholder of a fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration of Trust.

Each Portfolio is organized as a trust under the laws of the State of New York. Each Portfolio’s Declaration of Trust provides that investors in the Portfolio (e.g., other investment companies (including the fund), insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of a fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and a Portfolio itself was unable to meet its obligations. It is not expected that the liabilities of a Portfolio would ever exceed its assets.

        With respect to funds in a master/feeder structure, a fund may add to or reduce its investment in the Portfolio on each business day. At 4:00 p.m., Eastern time, for Liquid Reserves Portfolio, 2:00 p.m., Eastern time, for U.S. Treasury Reserves Portfolio and 12:00 noon, Eastern time, for Tax Free Reserves Portfolio, on each such business day, the value of each investor’s interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage representing that investor’s share of the aggregate beneficial interests in the Portfolio effective for that day. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor’s percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Portfolio as of 4:00 p.m. Eastern time, for Liquid Reserves Portfolio, 2:00 p.m., Eastern time, for U.S. Treasury Reserves Portfolio and 12:00 noon, Eastern time, for Tax Free Reserves Portfolio, on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m., Eastern time, for Liquid Reserves Portfolio, 2:00 p.m., Eastern time, for U.S. Treasury Reserves Portfolio and 12:00 noon, Eastern time, for Tax Free Reserves Portfolio, on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor’s interest in the Portfolio as of 4:00 p.m., Eastern time, for Liquid Reserves Portfolio, 2:00 p.m., Eastern time, for U.S. Treasury Reserves Portfolio and 12:00 noon, Eastern time, for Tax Free Reserves Portfolio, on the following business day of the Portfolio.

Annual and Semi-Annual Reports. The fund sends its shareholders a semi-annual report and an audited annual report, which include listings of investment securities held by the fund at the end of the period covered. In an effort to reduce the fund’s printing and mailing costs, the fund consolidates the mailing of its semi-annual and annual reports by household. This consolidation means that a household having multiple accounts with the identical address of record will receive a single copy of each report. In addition, the fund also consolidates the mailing of its prospectus so that a shareholder having multiple accounts (that is, individual, IRA and/or Self-Employed Retirement Plan accounts) will receive a single prospectus annually. Shareholders who do not want this consolidation to apply to their accounts should contact their Service Agent or the transfer agent.

61

Proposed Changes

The Board has approved a number of initiatives designed to streamline and restructure the Legg Mason Partners fund complex, and the fund is seeking shareholder approval for those initiatives where shareholder approval is required. If certain of these matters are approved by the shareholders entitled to vote on the matters, the fund will become a series of Legg Mason Partners Money Market Trust, a Maryland business trust.

A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the trust’s declaration are described below.

Shareholder Voting

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

The fund is not required to hold an annual meeting of shareholders, but the fund will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares the shareholder owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees

The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares

The fund may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar

62

rights, except as the trustees may determine. The fund may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the fund with identification required by law, or if the fund is unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings

The declaration specifically requires shareholders, upon demand, to disclose to the fund information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the fund may disclose such ownership if required by law or regulation.

Small Accounts

The declaration provides that the fund may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the fund to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the fund, as a series of the trust, represents an interest in the fund only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability

The declaration provides that shareholders are not personally liable for the obligations of the fund and requires the fund to indemnify a shareholder against any loss or expense arising from any such liability. In addition, the fund will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services, or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in

63

connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the fund or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the fund, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the fund. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the fund must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the fund in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the fund’s costs, including attorneys’ fees.

The declaration further provides that the trust shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the trust is obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the fund be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”), which were then investment adviser or manager to certain of the funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

64

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested, and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint under Section 36(b) of the 1940 Act, against Citigroup Asset Management, Salomon Brothers Asset Management Inc, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The fund was not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed against the Defendant Funds in the future.

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the Fund and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

The SEC order found that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed

65

pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date hereof, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

On September 16, 2005, the staff of the SEC informed SBFM and ClearBridge Asset Management Inc (formerly Salomon Brothers Asset Management Inc) that the staff is considering recommending that the SEC institute administrative proceedings against SBFM and ClearBridge Asset Management Inc for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or ClearBridge Asset Management Inc.

66

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, has determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also has so determined and, adopting the recommendation of the committee, has directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. It is uncertain when the court will decide the motion. No assurance can be given as to the outcome of this matter.

Although there can be no assurance, the fund’s manager believes that this matter is not likely to have a material adverse effect on the fund.

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

FUND SHARES

The fund offers shares currently classified into Class B and Class C.

To the best knowledge of the fund, as of [                    ], the following shareholders or “groups” (as such term is defined in Section 13(d) of the Securities Exchange Act of 1934, as amended) owned beneficially or of record 5% or more of the shares of the following classes:

[To be updated by amendment]

67

FINANCIAL STATEMENTS

The audited financial statements of the fund’s predecessor (Statement of Assets and Liabilities as of July 31, 2006, Statement of Operations for the year ended July 31, 2006, Statements of Changes in Net Assets for each of the years in the two-year period ended July 31, 2006, Financial Highlights for each of the years in the five-year period ended July 31, 2006, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders) are incorporated herein by reference in their entirety (filed on [                            ]; Accession Number [                ]

The unaudited financial statements of the fund’s predecessor (Statement of Assets and Liabilities as of January 31, 2007, Statement of Operations for the six months ended January 31, 2007, Statements of Changes in Net Assets for each of the six months ended January 31, 2007 and the year ended December 31, 2006, Financial Highlights for the six month period ended January 31, 2007 and each of the years in the five-year period ended July 31, 2006, and Notes to Financial Statements, each of which is included in the Semi-Annual Report to Shareholders of the fund) are incorporated herein by reference in their entirety (filed on [            ], 2007; Accession Number [            ]).

68

APPENDIX A

Western Asset Management Company

Proxy Voting Policy

BACKGROUND

An investment adviser is required to adopt and implement policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). The authority to vote the proxies of our clients is established through investment management agreements or comparable documents. In addition to SEC requirements governing advisers, long-standing fiduciary standards and responsibilities have been established for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the investment manager.

POLICY

As a fixed-income only manager, the occasion to vote proxies is very rare. However, the Firm has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration the Firm’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent the Firm deems appropriate).

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

PROCEDURE

Responsibility and Oversight

The Western Asset Legal and Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

A-1

Client Authority

At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Legal and Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Legal and Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Legal and Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Legal and Compliance Department.

f.	Legal and Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

A-2

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Legal and Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

A-3

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

A-4

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

A-5

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in non-U.S. issuers - i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

A-6

APPENDIX B

Description of Ratings

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1,” “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s U.S. Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the U.S. municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

B-1

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa—Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Aa—Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

A—Issuers or issues rated A present above-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Baa—Issuers or issues rated Baa represent average creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Ba—Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

B—Issuers or issues rated B demonstrate weak creditworthiness relative to other U.S. municipal or tax- exempt issuers or issues.

Caa—Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Ca—Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

C—Issuers or issues rated C demonstrate the weakest creditworthiness relative to other U.S. municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1,” “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s U.S. Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels—“MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

B-2

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

B-3

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA—An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated “AA” differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.

A—An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics. “BB” indicates the least degree of speculation and “C” the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated “CC” is currently highly vulnerable to nonpayment.

B-4

C—A subordinated debt or preferred stock obligation rated “C” is currently highly vulnerable to nonpayment. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A “C” also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D—An obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the

B-5

information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

—Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

A-1—Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2—Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B-6

B—A short-term obligation rated “B” is regarded as having significant speculative characteristics. Ratings of “B-1,” “B-2” and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated “B-1” is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated “B-2” is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated “B-3” is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated “C” is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated “D” is in payment default. The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The “i” subscript indicates that the rating addresses the interest portion of the obligation only. The “i” subscript will always be used in conjunction with the “p” subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with “L” apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The “p” subscript indicates that the rating addresses the principal portion of the obligation only. The “p” subscript will always be used in conjunction with the “i” subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a “pi” subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a “pi” subscript. Ratings with a “pi” subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

B-7

pr: The letters “pr” indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Commercial Paper:

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated “A-1.”

A-3—Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B—Issues rated “B” are regarded as having only speculative capacity for timely payment.

C—This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

B-8

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB—Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. For issuers and performing obligations, “B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, “B” ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of “R1” (outstanding).

B-9

CCC—For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of “R2” (superior), or “R3” (good) or “R4” (average).

CC—For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of “R4” (average) or “R5” (below average).

C—For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of “R6” (poor).

RD—Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D—Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated “D” upon a default. Defaulted and distressed obligations typically are rated along the continuum of “C” to “B” ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the “B” or “CCC-C” categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

International Short-Term Credit Ratings may also be referred to as “Short-Term Ratings.” The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

B-10

F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B—Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D—Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” Long-term rating category, to categories below “CCC,” or to Short-term ratings other than “F1.” (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive,” indicating a potential upgrade, “Negative,” for a potential downgrade, or “Evolving,” if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are “stable” could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e., those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term “put” or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

“PIF”: Paid-in-Full; denotes a security that is paid-in-full, matured, called, or refinanced.

B-11

“NR” indicates that Fitch Ratings does not rate the issuer or issue in question.

“Withdrawn”: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

B-12

LEGG MASON PARTNERS EXCHANGE RESERVE FUND

Statement of

Additional Information

[                    ], 2007

Legg Mason Partners Exchange Reserve Fund

125 Broad Street

New York, New York 10004

PROSPECTUS

AND

APPLICATION

                     , 2007

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether this prospectus is accurate or complete. Any statement to the contrary is a crime.

Legg Mason Partners

Balanced Fund

Legg Mason Partners

California Tax Free Bond Fund

Legg Mason Partners

National Tax Free Bond Fund

Legg Mason Partners

New York Municipal Money Market Fund

Legg Mason Partners

New York Tax Free Bond Fund

Legg Mason Partners

Strategic Bond Fund

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Legg Mason Partners Funds

Contents

Things you should know about mutual fund risks before investing:

About the funds

Equity/Blend Fund	Fixed Income Funds	Money Market Fund
Balanced Fund	California Tax Free Bond Fund	New York Municipal Money Market Fund
National Tax Free Bond Fund
New York Tax Free Bond Fund
Strategic Bond Fund

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners fund complex, the funds assumed the assets and liabilities of predecessor funds with the same names. The Balanced Fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly equity-type funds. The California Tax Free Bond Fund, National Tax Free Bond Fund, New York Tax Free Bond Fund, Strategic Bond Fund and New York Municipal Money Market Fund are now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly fixed income-type funds. Any information in this Prospectus relating to the funds prior to the date of this Prospectus refers to the applicable fund’s predecessors. Prior to November 20, 2006, the predecessor funds were known as Salomon Brothers Balanced Fund, Salomon Brothers California Tax Free Bond Fund, Salomon Brothers National Tax Free Bond Fund, Salomon Brothers New York Tax Free Bond Fund, Salomon Brothers New York Municipal Money Market Fund and Salomon Brothers Strategic Bond Fund.

Balanced Fund

Investments, risks and performance

This section summarizes the fund’s principal investment strategies and the principal risks of investing. See “More on the funds’ investments and related risks” in this Prospectus and the Statement of Additional Information for more information about the fund’s investments and the risks of investing.

Investment objective

As its primary investment objective, the fund seeks to obtain above average income (compared to a portfolio invested in equity securities). The fund’s secondary objective is to take advantage of opportunities for growth of capital and income. These objectives may be changed without shareholder approval.

Principal investment strategy

The fund invests in a broad range of equity and fixed income securities of both U.S. and foreign issuers. The fund varies its allocations between equity and fixed income securities depending on the portfolio managers’ view of economic and market conditions, fiscal and monetary policy and security values. However, under normal market conditions at least 40% of the fund’s assets are allocated to equity securities.

Credit quality: The fund’s investments in non-convertible fixed income securities are primarily investment grade, but the fund may invest up to 20% of its assets in non-convertible fixed income securities rated below investment grade by a recognized rating agency or in unrated securities of equivalent quality as determined by the subadviser. Securities rated below investment grade are commonly referred to as “junk bonds.” The fund may invest in convertible securities without limit as to credit quality and amount.

Maturity: The fund’s investments in fixed income securities may be of any maturity.

How the portfolio managers select the fund’s investments

In selecting stocks for investment, the portfolio managers apply a bottom-up analysis, focusing on companies with:

■	Large market capitalizations;
■	Favorable dividend yields and price-to-earnings ratios;
■	Stocks that historically have been less volatile than the market as a whole;
■	Strong balance sheets; and
■	A catalyst for appreciation and restructuring potential, product innovation or new development.

The portfolio managers consider both macroeconomic and issuer specific factors in selecting debt securities for the portfolio. In assessing the appropriate maturity, rating and sector weighting of the fund’s portfolio, the portfolio managers consider a variety of macroeconomic factors that are expected to influence economic activity and interest rates. These factors include fundamental economic indicators, Federal Reserve monetary policy and the relative value of the U.S. dollar compared to other currencies. Once the portfolio managers determine the preferable portfolio characteristic, the portfolio managers select individual securities based upon the terms of the securities (such as yields compared to U.S. Treasuries or comparable issuers), liquidity and rating, and sector and issuer diversification. The portfolio managers also employ fundamental research and due diligence to assess an issuer’s:

■	Credit quality taking into account financial condition and profitability;
■	Future capital needs;
■	Potential for change in rating and industry outlook; and
■	Management’s ability to be competitive in its particular industry.

Principal risks of investing in the fund

While investing in a mix of equity and debt securities can bring added benefits, it may also involve additional risks. You should note that the fund’s portfolio managers determine the allocation of the fund’s assets, and the fund’s performance could be adversely affected if the portfolio managers’ judgment about the relative attractiveness of stocks and bonds proves incorrect. Investors could also lose money in the fund or the fund may not perform as well as other investments if any of the following occurs:

■	U.S. stock markets decline;
■	An adverse event, such as an unfavorable earnings report, negatively affects the stock price of a company in which the fund invests;
■	Large capitalization stocks fall out of favor with investors; or
■	The portfolio managers’ judgment about the attractiveness, growth prospects or potential appreciation of a particular sector or stock proves to be incorrect.

The fund also has risks associated with investing in bonds. The fund could also lose money or underperform other investments if:

■	Interest rates go up, causing the prices of fixed income securities to decline and reducing the value of the fund’s investments;
■	The issuer of a debt security owned by the fund defaults on its obligation to pay principal or interest or has its credit rating downgraded;
■	During periods of declining interest rates, the issuer of a security exercises its option to prepay earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk;

2         Legg Mason Partners Funds

■	During periods of rising interest rates, the average life of certain types of securities is extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk; or
■	The fund’s income could be reduced if interest rates or dividend yields decline.

Performance

The total return bar chart and comparative performance table below provide an indication of the risks of investing in the fund by showing the changes in the fund’s performance from year to year and by showing how the fund’s performance compares with the return of one or more broad based securities market indexes. The returns reflect the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The performance information shown below is that of the fund’s predecessor. Past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

Total Return

The bar chart and quarterly returns show the performance of the fund’s Class A shares. Class B, C and O shares would have had different performance because of their different expenses. The performance information in the chart does not reflect the impact of sales charges (loads). Returns would be lower than those shown for those share classes subject to a sales charge.

Class A Shares % Total Return

Highest and lowest quarter returns (for periods shown in the bar chart):

Highest:     % in      quarter         ; Lowest: (    )% in      quarter         .

Comparative performance

This table compares the before- and after-tax average annual total returns of the fund’s Class A shares, and the before-tax average annual total returns of the fund’s other classes, for the periods shown with that of one or more broad based securities market indexes. Unlike the bar chart, the returns in the table assume the imposition of the maximum sales charge (load) applicable to the class. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend upon an individual investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (calendar year ended December 31, 2006)

	1 year	5 years	10 years
Class A

Return Before Taxes	%	%	%

Return After Taxes on Distributions(1)%		%	%

Return After Taxes on Distributions and Sale of Fund Shares	%	%	%

Other Classes

Class B	%	%	%

Class C(2)%		%	%

Class O	%	%	%

S&P 500 Stock Index (Reflects no deduction for fees, expenses or taxes)(3)%		%	%

Citigroup Broad Investment Grade Bond Index (Reflects no deduction for fees, expenses or taxes)(4)%		%	%

(1)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other share classes will vary.

(2)	Effective April 29, 2004, Class 2 shares were renamed Class C shares. On February 2, 2004, the initial sales charge of 1.00% on these shares was eliminated for sales made on or after that date. The average annual returns for Class C shares in the table have been calculated as if the sales charge had been eliminated for the entire period.

(3)	A broad based unmanaged index of widely held common stocks.

(4)	A broad based unmanaged index of corporate bonds.

Legg Mason Partners Balanced Fund         3

Fee table

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

Shareholder Fees

(paid directly from your investment)	Class A	Class B	Class C	Class O
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75%	None	None	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None(1)	5.00%	1.00%(3)	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class B	Class C	Class O
Management fees(2)	0.60%	0.60%	0.60%	0.60%

Distribution and service (12b-1) fee	0.25%	1.00%	1.00%	None

Other expenses(2)%		%	%	%

Total annual fund operating expenses	%	%	%	%

(1)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

(2)	Effective December 1, 2005, the management fee was increased from 0.55% of net assets to 0.60% of net assets when services previously provided under the Fund’s administrative agreement were incorporated into the Fund’s management contract and the administrative agreement was terminated. Total fees for advisory and administrative services remained the same.

(3)	As of November 20, 2006, the contingent deferred sales charge is waived for retirement plans with omnibus accounts held on the books of the fund.

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$	$	$	$

Class B (redemption at end of period)	$	$	$		$(1)

Class B (no redemption)	$	$	$		$(1)

Class C (redemption at end of period)	$	$	$	$

Class C (no redemption)	$	$	$	$

Class O	$	$	$	$

(1)	Assumes conversion to Class A shares approximately eight years after purchase.

The example assumes:

■	You invest $10,000 for the period shown.
■	You reinvest all distributions and dividends without a sales charge.
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
■	Your investment has a 5% return each year (the assumption of a 5% return is required by the Securities and Exchange Commission (“SEC”) for this example and is not a prediction of future performance).
■	You redeem your shares at the end of the period (unless otherwise indicated).

4         Legg Mason Partners Funds

California Tax Free Bond Fund

Investments, risks and performance

This section summarizes the fund’s principal investment strategies and the principal risks of investing. See “More on the funds’ investments and related risks” in this Prospectus and the Statement of Additional Information for more information about the fund’s investments and the risks of investing.

Investment objective

The fund seeks to maximize total return, consistent with the preservation of capital. This objective may be changed without shareholder approval.

Principal investment strategy

The fund invests primarily in investment grade municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, and from California personal income taxes. Under normal market conditions, the fund invests at least 80% of its assets in these municipal obligations. Issuers of these obligations are usually located in California, but the obligations can also be issued by Puerto Rico and other U.S. territories. Municipal obligations are debt securities issued by states, cities, towns and other public entities and qualifying issuers. The fund may invest directly in municipal obligations or in participation or other interests in municipal obligations.

Subject to this 80% policy, the fund may purchase other municipal obligations whose interest may be subject to California personal income taxes or federal alternative minimum taxes. The fund may also invest in short-term debt securities that pay interest that is subject to both federal and California personal income taxes.

The fund may use futures contracts, a common form of derivative, in order to protect (or “hedge”) against changes in interest rates or to manage the maturity or duration of fixed income securities.

Maturity: The fund may invest in bonds with any maturity. However, the fund’s dollar-weighted average maturity is normally expected to be in a long-term range (between 10 and 30 years). For strategic purposes, however, the fund may invest so that the dollar-weighted average maturity of the securities held by the fund is under 10 years.

How the portfolio managers select the fund’s investments

When selecting securities for the fund and managing the portfolio, the portfolio managers look for both income and potential for gain.

The fund is managed by employing a combination of qualitative and quantitative analysis. The portfolio managers decide which securities to purchase by first developing an interest rate forecast and analysis of general economic conditions for the United States as a whole, with a particular focus on California. Then the portfolio managers compare specific sectors to identify broad segments of the municipal market poised to benefit in this environment. The portfolio managers also closely study the yields and other characteristics of specific issues to identify attractive opportunities. The portfolio managers seek to add value by investing in a range of municipal bonds, representing different market sectors, structures and maturities. The portfolio managers use this same approach when deciding which securities to sell. Securities are sold when the fund needs cash to meet redemptions, or when the portfolio managers believe that better opportunities exist or that the security no longer fits within the portfolio managers’ overall strategies for achieving the fund’s investment objective.

Principal risks of investing in the fund

The fund invests a high percentage of its assets in municipal obligations of issuers located in California. In addition, the fund is not diversified, which means that it can invest a relatively high percentage of its assets in the obligations of a limited number of issuers. As a result, the fund may be adversely affected by a particular single economic, business, regulatory or political event and in particular, events that adversely affect issuers in California. You should consider the greater risk inherent in these policies when compared with a more diversified mutual fund.

Investors could lose money on their investment in the fund, the fund’s income may go down, or the fund may not perform as well as other investments if any of the following occurs:

■	Interest rates go up, causing the prices of fixed income securities to decline and reducing the value of the fund’s investments;
■	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded;
■	During periods of declining interest rates, the issuer of a security prepays principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk;
■	During periods of rising interest rates, the average life of certain types of securities is extended because of fewer than expected principal pre-payments. This may lock in a below market interest rate, increase the securities’ duration and reduce the value of the security. This is known as extension risk;
■	The fund invests new cash or the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate; or
■	The portfolio managers’ judgment about the attractiveness, value or credit quality of a particular security or sector or interest rate trends proves to be incorrect.

Although California had been experiencing economic difficulties during 2000-2003, during the past two years California has experienced employment gains and an improving economy. A ballot initiative sponsored by Governor Schwarzenegger, which passed overwhelmingly in 2004, requires a balanced budget. A downturn in the California economy and many other factors, such as unfunded retirement liabilities of municipal issuers, may affect the market value of municipal obligations held by the fund, the marketability of such obligations, and the ability of

Legg Mason Partners Balanced Fund         5

the issuers to make the required payments of interest and principal resulting in losses to the fund. Only a more detailed examination of the finances of each issuer can determine the quality of its obligations held by the fund. If the fund has difficulty finding investment grade California municipal obligations to purchase, the amount of the fund’s income that is subject to California taxes could increase. More detailed information about the economy of California may be found in the fund’s Statement of Additional Information.

It is possible that some of the fund’s income may be subject to California state and local taxation and federal income or alternative minimum taxation. The fund’s capital gains distributions, if any, will also be subject to taxation.

Performance

The total return bar chart and comparative performance table below provide an indication of the risks of investing in the fund by showing the changes in the fund’s performance from year to year and by showing how the fund’s performance compares with the return of one or more broad based securities market indexes. The returns reflect the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund’s performance also reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. The performance information shown below is that of the fund’s predecessor. Past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

Total Return

The bar chart and quarterly returns show the performance of the fund’s Class A shares. Class B, C and O shares would have had different performance because of their different expenses. The performance information in the chart does not reflect the impact of sales charges (loads). Returns would be lower than those shown for those share classes subject to a sales charge.

Class A Shares % Total Return

Highest and lowest quarter returns (for the periods shown in the bar chart):

Highest:     % in      quarter of         ; Lowest: (    )% in      quarter of         .

6         Legg Mason Partners Funds

Comparative performance

This table compares the before- and after-tax average annual total returns of the fund’s Class A shares, and the before-tax average annual total returns of the fund’s other classes, for the periods shown with that of one or more broad based securities market indexes. Unlike the bar chart, the returns in the table assume the imposition of the maximum sales charge (load) applicable to the class. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend upon an individual investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (calendar year ended December 31, 2006)

1 year	5 years	Since Inception(2)
Class A(1)

Return Before Taxes %	%	%

Return After Taxes on Distributions(3)%	%	%

Return After Taxes on Distributions and Sale of Fund Shares %	%	%

Other Classes

Class B(4)%	N/A	%

Class C(5)%	N/A	%

Class O %	N/A	%

Lehman Brothers California 4 Years Plus Index (Reflects no deduction for fees, expenses or taxes)(7)%	%		(6)

Lehman Brothers Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)(8)%	%		(6)

(1)	On November 20, 2006, the maximum initial sales charge on Class A shares was increased for sales made on or after that date. The average annual returns for Class A shares in the table have been calculated as if the increased maximum initial sales charge had been in effect for the entire period.

(2)	The inception date for Class A shares is November 2, 1998; all outstanding fund shares were designated Class A shares on July 12, 2001. Prior to that date, fund shares were sold without a sales charge. The returns in the table have been adjusted to reflect the maximum front-end sales charge currently applicable to Class A shares. The inception date for Class B shares is October 5, 2001, for Class C shares is September 9, 2002 and for Class O shares is October 8, 2002.

(3)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other share classes will vary.

(4)	On November 20, 2006, the maximum contingent deferred sales charge on Class B shares was increased for sales made on or after that date. The average annual returns for Class B shares in the table have been calculated as if the increased maximum contingent deferred sales charge had been in effect for the entire period.

(5)	Effective April 29, 2004, Class 2 shares were renamed Class C shares.

(6)	Information for this period is not available.

(7)	A broad based unmanaged index of California municipal bonds with a maturity of greater than four years.

(8)	A broad based unmanaged index of municipal bonds.

Fee table

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

Shareholder Fees

(paid directly from your investment)	Class A	Class B	Class C	Class O
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25%	None	None	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None(1)	4.50%	1.00%(2)	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class B	Class C	Class O
Management fee	0.50%	0.50%	0.50%	0.50%

Distribution and service (12b-1) fees	0.25%	1.00%	0.75%	Not applicable

Other expenses	%	%	%	%

Total annual fund operating expenses†	%	%	%	%

† Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be:	%	%	%	%

These voluntary fee waivers and reimbursements do not cover brokerage, taxes and extraordinary expenses and may be reduced or terminated at any time.

(1)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

(2)	As of November 20, 2006, the contingent deferred sales charge is waived for retirement plans with omnibus accounts held on the books of the fund.

Legg Mason Partners Balanced Fund         7

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$	$	$	$

Class B (redemption at end of period)	$	$	$		$(1)

Class B (no redemption)	$	$	$		$(1)

Class C (redemption at end of period)	$	$	$	$

Class C (no redemption)	$	$	$	$

Class O	$	$	$	$

(1)	Assumes conversion to Class A shares approximately eight years after purchase.

The example assumes:

■	You invest $10,000 for the period shown.
■	You reinvest all distributions and dividends without a sales charge.
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
■	Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance).
■	You redeem your shares at the end of the period (unless otherwise indicated).

8         Legg Mason Partners Funds

National Tax Free Bond Fund

Investments, risks and performance

This section summarizes the fund’s principal investment strategies and the principal risks of investing. See “More on the funds’ investments and related risks” in this Prospectus and the Statement of Additional Information for more information about the fund’s investments and the risks of investing.

Investment objective

The fund seeks to maximize total return, consistent with the preservation of capital. This objective may be changed without shareholder approval.

Principal investment strategy

The fund invests primarily in investment grade municipal obligations issued by a variety of states and localities that pay interest that is exempt from federal income taxes, including the federal alternative minimum tax. These obligations may include obligations of Puerto Rico and other U.S. territories. Under normal market conditions, the fund invests at least 80% of its assets in municipal obligations that pay interest that is exempt from federal personal income taxes, including the federal alternative minimum tax. Municipal obligations are debt securities issued by states, cities, towns and other public entities and qualifying issuers. The fund may invest directly in municipal obligations or in participation or other interests in municipal obligations.

Subject to the 80% policy, the fund may also invest in municipal obligations that are exempt from federal personal income taxes but that are subject to the federal alternative minimum tax. Although the fund seeks to minimize risk by investing in municipal securities from a number of different states and localities, the fund may, from time to time, invest over 25% of its assets in municipal securities from one state or region. The fund may also invest in short-term debt securities that pay interest that is subject to federal personal income taxes.

The fund may use futures contracts, a common form of derivative, in order to protect (or “hedge”) against changes in interest rates or to manage the maturity or duration of fixed income securities.

Maturity: The fund may invest in obligations with any maturity. However, the fund’s dollar-weighted average maturity is normally expected to be in a long-term range (between 10 and 30 years). For strategic purposes, however, the fund may invest so that the dollar-weighted average maturity of the securities held by the fund is under 10 years.

How the portfolio managers select the fund’s investments

When selecting securities for the fund and managing the portfolio, the portfolio managers look for both income and potential for gain.

The fund is managed using a combination of qualitative and quantitative analysis. The portfolio managers decide which securities to purchase by first developing an interest rate forecast and analysis of general economic conditions throughout the United States. Then the portfolio managers compare specific regions and sectors to identify broad segments of the municipal market poised to benefit in this environment. The portfolio managers also closely study the yields and other characteristics of specific issues to identify attractive opportunities. The portfolio managers use a geographically diversified approach, seeking a portfolio of bonds representing a wide range of sectors, maturities and regions. The portfolio managers use this same approach when deciding which securities to sell. Securities are sold when the fund needs cash to meet redemptions, or when the portfolio managers believe that better opportunities exist or that the security no longer fits within the portfolio managers’ overall strategies for achieving the fund’s investment objective.

Principal risks of investing in the fund

The fund is not diversified, which means that it can invest a relatively high percentage of its assets in the obligations of a limited number of issuers, including issuers that derive income from similar projects or that are otherwise related. As a result, many securities held by the fund may be adversely affected by a particular single economic, business, regulatory or political event. You should consider the greater risk inherent in these policies when compared with a more diversified mutual fund.

Investors could lose money on their investment in the fund, the fund’s income may go down, or the fund may not perform as well as other investments if any of the following occurs:

■	Interest rates go up, causing the prices of fixed income securities to decline and reducing the value of the fund’s investments;
■	The issuer of a security owned by the fund defaults on its obligations to pay principal and/or interest or has its credit rating downgraded;
■	During periods of declining interest rates, the issuer of a security prepays principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk;
■	During periods of rising interest rates, the average life of certain types of securities is extended because of fewer than expected principal prepayments. This may lock in a below market interest rate, increase the securities’ duration and reduce the value of a security. This is known as extension risk;
■	The fund invests new cash or the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate; or
■	The portfolio managers’ judgment about the attractiveness, value or credit quality of a particular security, sector or interest rate trends proves to be incorrect.

The national economy and the economies of many of the states have experienced downturns with decreasing revenues and budget shortfalls. Local governments are experiencing difficulties as states facing declining revenues and in some cases reduced federal aid have in turn curtailed

Legg Mason Partners Balanced Fund         9

aid to local governments. These and other factors may affect the market value of municipal obligations held by the fund, the marketability of such obligations, and the ability of municipal issuers to make timely payments of interest and principal.

Some of the fund’s income distributions may be subject to federal income or alternative minimum taxes. Generally, the fund’s income distributions will be subject to applicable state and local taxes. The fund’s capital gains distributions, if any, will also be subject to taxation.

Performance

The total return bar chart and comparative performance table below provide an indication of the risks of investing in the fund by showing the changes in the fund’s performance from year to year and by showing how the fund’s performance compares with the return of one or more broad based securities market indexes. The returns reflect the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund’s performance also reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. The performance information shown below is that of the fund’s predecessor. Past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

Total Return

The bar chart and quarterly returns show the performance of the fund’s Class A shares. Class B, C and O shares would have had different performance because of their different expenses. The performance information in the chart does not reflect the impact of sales charges (loads). Returns would be lower than those shown for those share classes subject to a sales charge.

Class A Shares % Total Return

Highest and lowest quarter returns (for the periods shown in the bar chart):

Highest:     % in          quarter of             ; Lowest: (    )% in          quarter of             .

10         Legg Mason Partners Funds

Comparative performance

This table compares the before- and after-tax average annual total returns of the fund’s Class A shares, and the before-tax average annual total returns of the fund’s other classes, for the periods shown with that of one or more broad based securities market indexes. Unlike the bar chart, the returns in the table assume the imposition of the maximum sales charge (load) applicable to the class. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend upon an individual investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (calendar year ended December 31, 2006)

1 year	5 years	10 years	Since Inception(2)
Class A(1)

Return Before Taxes %	%	%	N/A

Return After Taxes on Distributions(3)%	%	%	N/A

Return After Taxes on Distributions and Sale of Fund Shares %	%	%	N/A

Other Classes

Class B(4)%	N/A	N/A	%

Class C(5)%	N/A	N/A	%

Class O %	N/A	N/A	%

Lehman Brothers Municipal 4 Years Plus Bond Index (Reflects no deduction for fees, expenses or taxes)(6)%	%	%	N/A

Lehman Brothers Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)(7)%	%	%	N/A

(1)	On November 20, 2006, the maximum initial sales charge on Class A shares was increased for sales made on or after that date. The average annual returns for Class A shares in the table have been calculated as if the increased maximum initial sales charge had been in effect for the entire period.

(2)	The inception date for Class A shares is August 17, 1995; all outstanding fund shares were designated Class A shares on July 12, 2001. Prior to that date, fund shares were sold without a sales charge. The returns in the table have been adjusted to reflect the maximum front-end sales charge currently applicable to Class A shares. The inception date for Class B shares is October 12, 2001; the inception date for Class C and O shares is November 19, 2001. Information is provided only for classes with less than 10 years of performance history.
(3)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other share classes will vary.

(4)	On November 20, 2006, the maximum contingent deferred sales charge on Class B shares was increased for sales made on or after that date. The average annual returns for Class B shares in the table have been calculated as if the increased maximum contingent deferred sales charge had been in effect for the entire period.

(5)	Effective April 29, 2004, Class 2 shares were renamed Class C shares.

(6)	A broad based unmanaged index of municipal bonds with a maturity of greater than four years.

(7)	A broad based unmanaged index of municipal bonds.

Fee table

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

Shareholder Fees

(paid directly from your investment)	Class A	Class B	Class C	Class O
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25%	None	None	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None(1)	4.50%	1.00%(2)	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class B	Class C	Class O
Management fee	0.50%	0.50%	0.50%	0.50%

Distribution and service (12b-1) fees	0.25%	1.00%	0.75%	None

Other expenses	%	%	%	%

Total annual fund operating expenses†	%	%	%	%

† Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be:	%	%	%	%

These voluntary waivers and reimbursements do not cover brokerage, taxes and extraordinary expenses and may be reduced or terminated at any time.

(1)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

(2)	As of November 20, 2006, the contingent deferred sales charge is waived for retirement plans with omnibus accounts held on the books of the fund.

Legg Mason Partners Balanced Fund         11

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual costs may be higher or lower.

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$	$	$	$

Class B (redemption at end of period)	$	$	$		$(1)

Class B (no redemption)	$	$	$		$(1)

Class C (redemption at end of period)	$	$	$	$

Class C (no redemption)	$	$	$	$

Class O	$	$	$	$

(1)	Assumes conversion to Class A shares approximately eight years after purchase.

The example assumes:

■	You invest $10,000 for the period shown
■	Your investment has a 5% return each year — the assumption of a 5% return is required by the SEC for this example and is not a prediction of the fund’s future performance
■	You reinvest all distributions and dividends without a sales charge
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.

12         Legg Mason Partners Funds

New York Municipal Money Market Fund

Investments, risks and performance

This section summarizes the fund’s principal investment strategies and the principal risks of investing. See “More on the funds’ investments and related risks” in this Prospectus and the Statement of Additional Information for more information about the fund’s investments and the risks of investing.

Investment objective

The fund seeks as high a level of current income exempt from regular federal income tax and New York State and New York City personal income taxes as is consistent with liquidity and the stability of principal.

Principal investment strategy

The fund invests primarily in high quality, short-term “New York municipal securities,” which are debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities (or certain other governmental issuers such as Puerto Rico, the Virgin Islands, and Guam). Under normal circumstances, the fund invests at least 80% of its assets in these obligations. The interest on these obligations is exempt from regular federal income tax and New York State and New York City personal income taxes, but may be subject to the federal alternative minimum tax. The interest rate on these obligations normally is lower than it would be if the obligations were subject to taxation. Subject to its 80% policy, the fund may invest up to 20% of its assets in securities that pay interest which is not exempt from New York State or New York City personal income tax or federal income tax.

Minimum credit quality: The fund invests primarily in securities rated in the two highest short-term rating categories, or if unrated, of equivalent quality as determined by the subadviser.

Maximum maturity: The fund invests in securities having remaining maturities of 397 days or less. The fund maintains a dollar-weighted average portfolio maturity of 90 days or less.

How the portfolio managers select the fund’s investments

The portfolio managers select securities primarily by identifying undervalued sectors and individual securities, while also selecting securities that they believe will benefit from changes in market conditions. In selecting individual securities, the portfolio managers:

■	Use fundamental credit analysis to estimate the relative value and attractiveness of various opportunities in the New York municipal bond market;
■	Identify eligible issuers with the most desirable credit quality;
■	Trade between general obligations and revenue bonds and among various revenue bond sectors such as housing, hospital and industrial development, based on their apparent relative values; and
■	Consider a security’s maturity in light of the outlook for the issuer and its sector and interest rates.

Principal risks of investing in the fund

There is no assurance that the fund will be able to maintain a stable net asset value of $1.00 per share.

The fund invests a high percentage of its assets in municipal obligations of issuers located in New York. In addition, the fund is not diversified, which means that it can invest a relatively high percentage of its assets in the obligations of a limited number of issuers. As a result, the fund may be adversely affected by a particular single economic, business, regulatory or political event and in particular, events that adversely affect issuers in New York. You should consider the greater risk inherent in these policies when compared with a more diversified mutual fund.

An investment in the fund is not insured or guaranteed by the FDIC or any other government agency. Although the fund seeks to preserve the value of an investment at $1.00 per share, it is possible to lose money by investing in the fund, or the fund could underperform as well as other similar money market funds if any of the following occurs:

■	Interest rates rise sharply;
■	An issuer or guarantor of the fund’s securities defaults or has its credit rating downgraded;
■	New federal or state legislation adversely affects the tax-exempt status of securities held by the fund or the financial ability of the municipalities to repay these obligations; or
■	The portfolio managers’ judgment about the relative value, credit quality or income potential of a particular security or the direction or timing of interest rate changes proves to be incorrect.

Investing in high quality, short-term instruments may result in a lower yield than investing in lower quality or longer-term investments. When interest rates are very low, as they have been recently, the fund’s expenses could absorb all or a significant portion of the fund’s income.

New York is in the process of recovering from the repercussions of the September 11, 2001 terrorist attacks on New York City. New York City accounts for a large segment of the state’s population and personal income, and New York City’s financial health affects the state in many ways. The economies of both the state and the city of New York are particularly susceptible to volatility in the financial services sector. Although the unemployment rate in New York has decreased over the past few years and there has been a significant recovery on Wall Street, future weakness in the financial services sector in New York City could negatively impact the New York economy. An accelerated pace of interest rate hikes, as well as lower corporate earnings, could negatively impact equity markets, possibly resulting in smaller bonus payments by Wall Street firms, thus reducing state tax revenues. These and other factors may affect the market value of municipal obligations held by the fund, the marketability of such obligations, and the ability of the issuers to make the required payments of interest and principal resulting in losses to the

Legg Mason Partners Balanced Fund         13

fund. In addition, if the fund has difficulty finding high quality New York municipal obligations to purchase, the amount of the fund’s income that is subject to New York taxes could increase. More detailed information about the economy of New York may be found in the fund’s Statement of Additional Information.

It is possible that some of the fund’s income may be subject to New York state and local taxation and federal income or alternative minimum taxation. The fund’s capital gains distributions, if any, will also be subject to taxation.

Performance

The total return bar chart and comparative performance table below provide an indication of the risks of investing in the fund by showing the changes in the fund’s performance from year to year. The returns reflect the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund’s performance also reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. The performance information shown below is that of the fund’s predecessor. Past performance does not necessarily indicate how the fund will perform in the future.

Total return

The bar chart and quarterly returns show the performance of the fund’s Class O shares for each of the calendar years indicated. Class A, B and C shares may have different performance because of their different expenses.

Class O Shares % Total Return

Highest and lowest quarter returns (for the periods shown in the bar chart):

Highest:     % in          quarter             ; Lowest: (    )% in          quarter             .

Comparative performance

The table indicates the average annual total returns of each class for the periods shown.

Average Annual Total Returns (calendar year ended December 31, 2006)

Class	1 year	5 years	10 years	Since Inception(2)
Class A	%	%	N/A	%

Class B(1)	N/A	N/A	N/A	N/A

Class C(3)	N/A	N/A	N/A	N/A

Class O	%	%	%	N/A

The fund’s 7-day yield as of December 31, 2006 was %.

(1)	No Class B shares were outstanding during the calendar year ended December 31, 2006 because effective November 2, 2001, Class B shares were fully redeemed. [confirm]

(2)	The inception date for Class A and Class C shares is November 1, 1996. The inception date for Class O shares is October 2, 1990. Information is provided only for classes with less than 10 years of performance history.

(3)	No Class C shares were outstanding during the calendar year ended December 31, 2006 because effective February 9, 2004, Class C shares were fully redeemed. Effective April 29, 2004, Class 2 shares were renamed Class C shares. [confirm]

14         Legg Mason Partners Funds

Fee table

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

Shareholder Fees

(paid directly from your investment)	Class A	Class B	Class C	Class O
Maximum sales charge (load) imposed on purchases (as a % of offering price)	None	None	None	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	None	None	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class B	Class C	Class O
Management fee*	0.25%	0.25%	0.25%	0.25%

Distribution and service (12b-1) fee	None	None	None	None

Other expenses(1)(2)%		%	%	%

Total annual fund operating expenses†	%	%	%	%

† Because of voluntary waivers and/or reimbursements, actual total operating expenses are expected to be:	%	%	%	%
These voluntary waivers and reimbursements do not cover brokerage, taxes and extraordinary expenses and may be reduced or terminated at any time.

(1)	Effective December 1, 2005, the management fee was increased from 0.20% of net assets to 0.25% of net assets when services previously provided under the fund’s administrative agreement were incorporated into the fund’s management contract and the administrative agreement was terminated. Total fees for advisory and administrative services remained the same.

(2)	For Class B and Class C shares, other expenses and total fund operating expenses are based on expenses incurred by Class A shares because Class B shares were fully redeemed as of November 2, 2001 and Class C shares were fully redeemed on February 9, 2004. [confirm]

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$	$	$	$

Class B(1) (redemption at end of period)	$	$	$	$

Class B(1) (no redemption)	$	$	$	$

Class C(1) (redemption at end of period)	$	$	$	$

Class C(1) (no redemption)	$	$	$	$

Class O	$	$	$	$

(1)	Class B shares were fully redeemed as of November 2, 2001 and Class C shares were fully redeemed as of February 9, 2004. Operating expenses were based on expenses incurred by Class A shares.

The example assumes:

■	You invest $10,000 for the period shown.
■	You reinvest all distributions and dividends without a sales charge.
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
■	Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance).
■	You redeem your shares at the end of the period.

Legg Mason Partners Balanced Fund         15

New York Tax Free Bond Fund

Investments, risks and performance

This section summarizes the fund’s principal investment strategies and the principal risks of investing. See “More on the funds’ investments and related risks” in this Prospectus and the Statement of Additional Information for more information about the fund’s investments and the risks of investing.

Investment objective

The fund seeks to maximize total return, consistent with the preservation of capital. This objective may be changed without shareholder approval.

Principal investment strategy

The fund invests primarily in investment grade municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, and from New York State and New York City personal income tax. Under normal market conditions, the fund invests at least 80% of its assets in these municipal obligations. Issuers of these obligations are usually located in New York, but the obligations can also be issued by Puerto Rico and other U.S. territories. Municipal obligations are debt securities issued by states, cities, towns and other public entities and qualifying issuers. The fund may invest directly in municipal obligations or in participation or other interests in municipal obligations.

Subject to this 80% policy, the fund may purchase other municipal obligations. The interest on these securities may be subject to New York State or New York City personal income taxes or federal alternative minimum taxes. The fund may also invest in short-term debt securities that pay interest that is subject to federal as well as New York State and New York City personal income taxes.

The fund may use futures contracts, a common form of derivative, in order to protect (or “hedge”) against changes in interest rates or to manage the maturity or duration of fixed income securities.

Maturity: The fund may invest in bonds with any maturity. However, the fund’s dollar-weighted average maturity is normally expected to be in a long-term range (between 10 and 30 years). For strategic purposes, however, the fund may invest so that the dollar-weighted average maturity of the securities held by the fund is under 10 years.

How the portfolio managers select the fund’s investments

When selecting securities for the fund and managing the portfolio, the portfolio managers look for both income and potential for gain.

The fund is managed with a combination of qualitative and quantitative analysis. The portfolio managers decide which securities to purchase by first developing an interest rate forecast and analysis of general economic conditions for the United States as a whole, with a particular focus on the New York area. The portfolio managers compare specific sectors to identify broad segments of the municipal market poised to benefit in this environment. The portfolio managers also closely study the yields and other characteristics of specific issues to identify attractive opportunities. The portfolio managers seek to add value by investing in a range of municipal bonds, representing different market sectors, structures and maturities. The portfolio managers use this same approach when deciding which securities to sell. Securities are sold when the fund needs cash to meet redemptions, or when the portfolio managers believe that better opportunities exist or that the security no longer fits within the portfolio managers’ overall strategies for achieving the fund’s investment objective.

Principal risks of investing in the fund

The fund invests a high percentage of its assets in municipal obligations of issuers located in New York.

In addition, the fund is not diversified, which means that it can invest a relatively high percentage of its assets in the obligations of a limited number of issuers. As a result, the fund may be adversely affected by a particular single economic, business, regulatory or political event and in particular, events that adversely affect issuers in New York. You should consider the greater risk inherent in these policies when compared with a more diversified mutual fund.

Investors could lose money on their investment in the fund, the fund’s income may go down, or the fund may not perform as well as other investments if any of the following occurs:

■	Interest rates go up, causing the prices of fixed income securities to decline and reducing the value of the fund’s investments;
■	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded;
■	During periods of declining interest rates, the issuer of a security prepays principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk;
■	During periods of rising interest rates, the average life of certain types of securities is extended because of fewer than expected principal prepayments. This may lock in a below market interest rate, increase the securities’ duration and reduce the value of a security. This is known as extension risk;
■	The fund invests new cash or the proceeds from matured, traded or called bonds at market interest rates that are below the portfolio’s current earnings rate; or
■	The portfolio managers’ judgment about the attractiveness, value or credit quality of a particular security, sector or interest rate trends proves to be incorrect.

New York is in the process of recovering from the repercussions of the September 11, 2001 terrorist attacks on New York City. New York City accounts for a large segment of the state’s population and personal income, and New York City’s financial health affects the state in many ways. The economies of both the state and the city of New York are particularly susceptible to volatility in the financial services sector. Although

16         Legg Mason Partners Funds

the unemployment rate in New York has decreased over the past few years and there has been a significant recovery on Wall Street, future weakness in the financial services sector in New York City could negatively impact the New York economy. An accelerated pace of interest rate hikes, as well as lower corporate earnings, could negatively impact equity markets, possibly resulting in smaller bonus payments by Wall Street firms, thus reducing state tax revenues. These and other factors may affect the market value of municipal obligations held by the fund, the marketability of such obligations, and the ability of the issuers to make the required payments of interest and principal resulting in losses to the fund. In addition, if the fund has difficulty finding investment grade New York municipal obligations to purchase, the amount of the fund’s income that is subject to New York taxes could increase. More detailed information about the economy of New York may be found in the fund’s Statement of Additional Information.

It is possible that some of the fund’s income may be subject to New York state and local taxation and federal income or alternative minimum taxation. The fund’s capital gains distributions, if any, will also be subject to taxation.

Performance

The total return bar chart and comparative performance table below provide an indication of the risks of investing in the fund by showing the changes in the fund’s performance from year to year and by showing how the fund’s performance compares with the return of one or more broad based securities market indexes. The returns reflect the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The fund’s performance also reflects certain voluntary fee waivers and/or reimbursements. If, in the future, these voluntary waivers or reimbursements are reduced or eliminated, the fund’s performance may go down. The performance information shown below is that of the fund’s predecessor. Past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

Total Return

The bar chart and quarterly returns show the performance of the fund’s Class A shares. Class B, C and O shares would have had different performance because of their different expenses. The performance information in the chart does not reflect the impact of sales charges (loads). Returns would be lower than those shown for those share classes subject to a sales charge.

Class A Shares % Total Return

Highest and lowest quarter returns (for the periods shown in the bar chart):

Highest:     % in     quarter of         ; Lowest: (    )% in     quarter         .

Legg Mason Partners Balanced Fund         17

Comparative performance

This table compares the before- and after-tax average annual total returns of the fund’s Class A shares, and the before-tax average annual total returns of the fund’s other classes, for the periods shown with that of a broad based securities market index. Unlike the bar chart, the returns in the table assume the imposition of the maximum sales charge (load) applicable to the class. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend upon an individual investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (calendar year ended December 31, 2006)

	1 year	5 years	10 years	Since Inception(2)
Class A(1)

Return Before Taxes	%	%	%	N/A

Return After Taxes on Distributions(3)%		%	%	N/A

Return After Taxes on Distributions and Sale of Fund Shares	%	%	%	N/A

Other Classes

Class B(4)%		N/A	N/A	%

Class C(5)%		N/A	N/A	%

Class O	%	N/A	N/A	%

Lehman Brothers Municipal Bond Index (Reflects no deduction for fees, expenses or taxes)(6)%		%	%	N/A

(1)	On November 20, 2006, the maximum initial sales charge on Class A shares was increased for sales made on or after that date. The average annual returns for Class A shares in the table have been calculated as if the increased maximum initial sales charge had been in effect for the entire period.

(2)	The inception date for Class A shares is September 8, 1986; all outstanding fund shares were designated Class A shares on July 12, 2001. Prior to that date, fund shares were sold without a sales charge. The returns in the table have been adjusted to reflect the maximum front-end sales charge currently applicable to Class A shares. The inception date for Class B, C and O shares is November 19, 2001, July 19, 2002 and October 29, 2001, respectively. Information is provided only for classes with less than 10 years of performance history.

(3)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other share classes will vary.

(4)	On November 20, 2006, the maximum contingent deferred sales charge on Class B shares was increased for sales made on or after that date. The average annual returns for Class B shares in the table have been calculated as if the increased maximum contingent deferred sales charge had been in effect for the entire period.

(5)	Effective April 29, 2004, Class 2 shares were renamed Class C shares.

(6)	A broad based unmanaged index of municipal bonds.

Fee table

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

Shareholder Fees

(paid directly from your investment)	Class A	Class B	Class C	Class O
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25%(1)	None	None	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	4.50%	1.00%(2)	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class B	Class C	Class O
Management fee	0.50%	0.50%	0.50%	0.50%

Distribution and service (12b-1) fees	0.25%	1.00%	0.75%	None

Other expenses	%	%	%	%

Total annual operating expenses†	%	%	%	%

† Because of voluntary waivers and/or reimbursements, actual total annual fund operating expenses are expected to be:	%	%	%	%

These voluntary waivers and reimbursements do not cover brokerage, taxes and extraordinary expenses and may be reduced or terminated at any time.

(1)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

(2)	As of November 20, 2006, the contingent deferred sales charge is waived for retirement plans with omnibus accounts held on the books of the fund.

18         Legg Mason Partners Funds

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$	$	$	$

Class B (redemption at end of period)	$	$	$		$(1)

Class B (no redemption)	$	$	$		$(1)

Class C (redemption at end of period)	$	$	$	$

Class C (no redemption)	$	$	$	$

Class O	$	$	$	$

(1)	Assumes conversion to Class A shares approximately eight years after purchase.

The example assumes:

■	You invest $10,000 for the period shown.
■	You reinvest all distributions and dividends without a sales charge.
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
■	Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance).
■	You redeem your shares at the end of the period (unless otherwise indicated).

Legg Mason Partners Balanced Fund         19

Strategic Bond Fund

Investments, risks and performance

This section summarizes the fund’s principal investment strategies and the principal risks of investing. See “More on the funds’ investments and related risks” in this Prospectus and the Statement of Additional Information for more information about the fund’s investments and the risks of investing.

Investment objective

The fund seeks to maximize total return, consistent with the preservation of capital. This objective may be changed without shareholder approval.

Principal investment strategy

The fund invests primarily in a globally diverse portfolio of fixed income securities. Under normal circumstances, the fund invests at least 80% of its assets in bonds and related investments. The portfolio managers have broad discretion to allocate the fund’s assets among the following segments of the global market for fixed income securities:

■	U.S. government obligations;
■	Investment and non-investment grade U.S. and foreign corporate debt;
■	Mortgage- and asset-backed securities; and
■	Investment and non-investment grade sovereign debt, including issuers in emerging markets.

Credit quality: The fund invests in fixed income securities across a range of credit qualities and may invest a substantial portion of the fund’s assets in obligations rated below investment grade by a recognized rating agency, or, if unrated, of equivalent quality as determined by the subadviser. Below investment grade securities are commonly referred to as “junk bonds.”

Duration: The fund normally maintains an average portfolio duration of between 3 and 7 years. However, the fund may invest in securities of any duration and may at times hold a substantial portion of its assets in short-term instruments. Duration is an approximate measure of the sensitivity of the market value of the fund’s portfolio to changes in interest rates.

How the portfolio managers select the fund’s investments

The portfolio managers use a combination of quantitative models which seek to measure the relative risks and opportunities of each market segment based upon economic, market, political, currency and technical data and their own assessment of economic and market conditions to create an optimal risk/return allocation of the fund’s assets among various segments of the fixed income market. After the portfolio managers make their sector allocations, the portfolio managers use traditional credit analysis to identify individual securities for the fund’s portfolio.

In selecting corporate debt for investment, the portfolio managers consider the issuer’s:

■	Financial condition;
■	Sensitivity to economic conditions and trends;
■	Operating history; and
■	Experience and track record of management.

In selecting foreign government debt for investment, the portfolio managers consider the issuer’s:

■	Economic and political conditions within the issuer’s country;
■	Overall and external debt levels and debt service ratios;
■	Access to capital markets; and
■	Debt service payment history.

In selecting U.S. government and agency obligations and mortgage-backed securities for investment, the portfolio managers consider the following factors:

■	Yield curve shifts;
■	Credit quality; and
■	Changing prepayment patterns.

Principal risks of investing in the fund

Investments in high yield securities involve a substantial risk of loss.

Investors could lose money on their investment in the fund, or the fund may not perform as well as other investments, if any of the following occurs:

■	Interest rates go up, causing the prices of fixed income securities to decline and reducing the value of the fund’s investments;
■	The issuer of a security owned by the fund defaults on its obligation to pay principal and/or interest or has its credit rating downgraded;
■	During periods of declining interest rates, the issuer of a security exercises its option to prepay principal earlier than scheduled, forcing the fund to reinvest in lower yielding securities. This is known as call or prepayment risk;
■	During periods of rising interest rates, the average life of certain types of securities is extended because of slower than expected principal payments. This may lock in a below market interest rate, increase the security’s duration and reduce the value of the security. This is known as extension risk;
■	During periods of low interest rates, the fund’s income may decrease; or

20         Legg Mason Partners Funds

■	The portfolio managers’ judgment about the attractiveness, relative value or potential appreciation of a particular sector or security or about interest rate trends proves to be incorrect.

To the extent the fund invests significantly in asset-backed and mortgage- related securities, its exposure to prepayment and extension risks may be greater than other investments in fixed income securities. Mortgage derivatives held by the fund may have especially volatile prices and may have a disproportionate effect on the fund’s share price.

High yield securities are considered speculative and, compared to investment grade securities, tend to have:

■	More volatile prices and increased price sensitivity to changing interest rates and to adverse economic and business developments;
■	Greater risk of loss due to default or declining credit quality;
■	Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments; and
■	Greater susceptibility to negative market sentiments leading to depressed prices and decreased liquidity.

Investing in foreign issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger, more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

■	Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices;
■	Many non-U.S. markets are smaller, less liquid and more volatile that U.S. markets. In a changing market, the portfolio managers may not be able to sell the fund’s portfolio securities in amounts and at prices the portfolio managers consider reasonable; and
■	Economic, political and social developments may significantly disrupt the financial markets or interfere with the fund’s ability to enforce its rights against foreign government issuers.

Performance

The total return bar chart and comparative performance table below provide an indication of the risks of investing in the fund by showing the changes in the fund’s performance from year to year and by showing how the fund’s performance compares with the return of one or more broad based securities market indexes. The returns reflect the redemption of shares at the end of the period and the reinvestment of distributions and dividends. The performance information shown below is that of the fund’s predecessor. Past performance, before and after taxes, does not necessarily indicate how the fund will perform in the future.

Total Return

The bar chart and quarterly returns show the performance of the fund’s Class A shares. Class B, C, O and I shares would have had different performance because of their different expenses. The performance information in the chart does not reflect the impact of sales charges (loads). Returns would be lower than those shown for those share classes subject to a sales charge.

Class A Shares % Total Return

Highest and lowest quarter returns (for the periods shown in the bar chart):

Highest:     % in      quarter         ; Lowest: (    )% in      quarter         .

Legg Mason Partners Balanced Fund         21

Comparative performance

This table compares the before- and after-tax average annual total returns of the fund’s Class A shares, and the before-tax average annual total returns of the fund’s other classes, for the periods shown with that of a broad based securities market index. Unlike the bar chart, the returns in the table assume the imposition of the maximum sales charge (load) applicable to the class. After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after tax returns depend upon an individual investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns (calendar year ended December 31, 2006)

1 year	5 years	10 years	Since Inception(2)
Class A(1)

Return Before Taxes %	%	%	N/A

Return After Taxes on Distributions(3)%	%	%	N/A

Return After Taxes on Distributions and Sale of Fund Shares %	%	%	N/A

Other Classes

Class B(4)%	%	%	N/A

Class C(5)%	%	%	N/A

Class O %	%	%	N/A

Class I(6)%	N/A	N/A	%

Lehman Brothers U.S. Aggregate Index (Reflects no deductions for fees, expenses or taxes)(7)%	%	%	N/A

(1)	On November 20, 2006, the initial maximum sales charge on Class A shares was decreased for sales made on or after that date. The average annual returns for Class A shares in the table have been calculated as if the decreased maximum initial sales charge had been in effect for the entire period.

(2)	The inception date is February 22, 1995 for Class A, B, C and O shares and September 10, 2003 for Class I shares. Returns for each index are for the period beginning on March 1, 1995. Information is provided only for classes with less than 10 years of performance history.

(3)	After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of fund shares at the end of the measurement period. After-tax returns shown above are for Class A shares only. After-tax returns for other share classes will vary.

(4)	On November 20, 2006, the maximum contingent deferred sales charge on Class B shares was increased for sales made on or after that date. The average annual returns for Class B shares in the table have been calculated as if the increased maximum contingent deferred sales charge had been in effect for the entire period.

(5)	Effective April 29, 2004, Class 2 shares were renamed Class C shares.

(6)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(7)	An index that covers the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities and asset-backed securities.

Fee table

This table sets forth the fees and expenses you will pay if you invest in shares of the fund.

Shareholder Fees

(paid directly from your investment)	Class A	Class B	Class C	Class O	Class I(1)
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25%(2)	None	None	None	None

Maximum contingent deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)	None	4.50%	1.00%(3)	None	None

Annual Fund Operating Expenses

(paid by the fund as a % of net assets)	Class A	Class B	Class C	Class O	Class I(1)
Management fee(4)	0.65%	0.65%	0.65%	0.65%	0.65%

Distribution and service (12b-1) fee	0.25%	1.00%	0.75%	None	None

Other expenses	%	%	%	%	%

Total annual fund operating expenses	%	%	%	%	%

(1)	As of November 20, 2006, Class Y shares were renamed Class I shares.

(2)	You may buy Class A shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 12 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

(3)	As of November 20, 2006, the contingent deferred sales charge is waived for retirement plans with omnibus accounts held on the books of the fund.

(4)	Effective October 1, 2005, the management fee is payable in accordance with the following fee schedule: 0.650% on average daily net assets up to and including $1 billion; 0.625% on average daily net assets over $1 billion up to and including $2 billion; 0.600% on average daily net assets over $2 billion up to and including $5 billion; 0.575% on average daily net assets over $5 billion up to and including $10 billion and 0.550% on average daily net assets over $10 billion. The management fee information in the table has been restated to reflect the current management fee, as it was changed effective October 1, 2005.

22         Legg Mason Partners Funds

Example

This example helps you compare the cost of investing in the fund with other mutual funds. Your actual cost may be higher or lower.

Number of Years You Own Your Shares

	1 year	3 years	5 years	10 years
Class A (with or without redemption)	$	$	$	$

Class B (redemption at end of period)	$	$	$		$(1)

Class B (no redemption)	$	$	$		$(1)

Class C (redemption at end of period)	$	$	$	$

Class C (no redemption)	$	$	$	$

Class O	$	$	$	$

Class I(2) (with or without redemption)	$	$	$	$

(1)	Assumes conversion to Class A shares approximately eight years after purchase.

(2)	As of November 20, 2006, Class Y shares were renamed Class I shares.

The example assumes:

■	You invest $10,000 for the period shown.
■	You reinvest all distributions and dividends without a sales charge.
■	The fund’s operating expenses (before fee waivers and/or expense reimbursements, if any) remain the same.
■	Your investment has a 5% return each year (the assumption of a 5% return is required by the SEC for this example and is not a prediction of future performance).
■	You redeem your shares at the end of the period (unless otherwise indicated).

Legg Mason Partners Balanced Fund         23

More on the funds’ investments and related risks

Each fund’s investment objective and principal investment strategies and risks are described under “Investments, risks and performance” above. This section provides further information about the funds’ investments strategies and risks, and certain portfolio management techniques that a fund may use to achieve its objective. Of course, there is no assurance that a fund will achieve its objective.

Percentage limitations: Compliance with any policy or limitation for a fund that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded after purchase because of changes in the market value of the fund’s assets or for any other reason.

Credit quality: Securities are rated by different agencies and if a security receives different ratings from these agencies, a fund will treat the securities as being rated in the highest rating category. Credit rating criteria are applied at the time a fund purchases a fixed income security. A fund may choose not to sell securities that are downgraded after their purchase below the fund’s minimum acceptable credit rating. Each fund’s credit standards also apply to counterparties to over the counter derivatives contracts. Except as otherwise indicated, convertible securities are not subject to any minimum credit quality requirements.

Investment grade securities: Securities are investment grade if they:

■	are rated in one of the top four long-term rating categories of a nationally recognized statistical rating organization;
■	have received a comparable short-term or other rating; or
■	are unrated securities that the subadviser believes are of comparable quality to investment grade securities.

Balanced Fund

The fund may invest up to 20% of its assets in securities of foreign issuers including loan participations in foreign sovereign debt. The fund may also invest in real estate investment trusts, mortgage-backed securities, convertible securities and asset-backed securities.

Strategic Bond Fund

Although the fund invests primarily in fixed income securities, the fund may invest up to 20% of its assets in equity and equity related securities. The fund may invest up to 100% of its assets in foreign currency denominated securities, including securities of issuers located in emerging markets.

Equity investments

Balanced Fund and Strategic Bond Fund

Subject to its particular investment policies, each of these funds may invest in all types of equity securities. Equity securities include common stocks traded on an exchange or in the over the counter market, preferred stocks, warrants, rights, convertible securities, depositary receipts, trust certificates, limited partnership interests, shares of other investment companies and real estate investment trusts.

Equity securities represent an ownership interest in the issuing company. Holders of equity securities are not creditors of the company, and in the event of the liquidation of the company, would be entitled to their pro rata share of the company’s assets, if any, after creditors, including the holders of fixed income securities, and holders of any senior equity securities are paid. See “Foreign and emerging markets investments” below for the general risks of foreign investing.

Debt obligations

Generally

All funds

Subject to its particular investment policies, each fund may invest to some extent in debt obligations, which are securities used by issuers to borrow money. Debt obligations include bonds, notes (including structured notes), debentures, commercial paper and other money market instruments issued by banks, corporations, local, state and national governments and instrumentalities, both U.S. and foreign, and supranational entities, mortgage-related and asset-backed securities, convertible securities, and loan participations and assignments. Debt obligations may be fixed income securities, or have various types of payment and reset terms or features, including adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features. Certain types of debt obligations and the specific funds that may invest in them are described below.

The Balanced Fund and the Strategic Bond Fund may invest in debt obligations of foreign issuers. See “Foreign and emerging market investments” below for the general risks of foreign investing.

Mortgage-Backed and Asset-Backed Securities

Balanced Fund and Strategic Bond Fund

Each of these funds may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities may be issued by private companies including government related entities such as Fannie Mae or Freddie Mac or by agencies of the U.S. Government and represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Asset-backed securities represent participations in, or are secured by and payable from, assets such as installment sales or loan contracts, leases, credit card receivables and other categories of receivables.

24         Legg Mason Partners Funds

Certain debt instruments may only pay principal at maturity or may only represent the right to receive payments of principal or payments of interest on underlying pools of mortgages or government securities, but not both. The value of these types of instruments may change more drastically than debt securities that pay both principal and interest during periods of changing interest rates. Interest-only and principal-only mortgage-backed securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the prepayment assumptions about those investments and income flows the fund receives from them. For mortgage derivatives and structured securities that have embedded leverage features, small changes in interest or prepayment rates may cause large and sudden price movements. Mortgage derivatives can also become illiquid and hard to value in declining markets.

Mortgage rolls

Balanced Fund and Strategic Bond Fund

In mortgage dollar roll transactions, a fund sells a U.S. agency mortgage-backed security and simultaneously agrees to repurchase at a future date another U.S. agency mortgage-backed security with the same interest rate and maturity date, but generally backed by a different pool of mortgages. The fund loses the right to receive interest and principal payments on the security it sold. However, the fund benefits from the interest earned on investing the proceeds of the sale and may receive a fee or a lower repurchase price. The benefits from these transactions depend upon the manager’s ability to forecast mortgage prepayment patterns on different mortgage pools. The fund may lose money if, during the period between the time it agrees to the forward purchase of the mortgage securities and the settlement date, these securities decline in value due to market conditions or prepayments on the underlying mortgages.

High yield, lower quality securities

Strategic Bond Fund. Balanced Fund only to a limited extent.

High yield, lower quality securities are securities that are rated below investment grade by a recognized rating agency or unrated securities determined by the subadviser to be of equivalent quality. These securities are commonly known as “junk bonds.” The issuers of lower quality bonds may be highly leveraged and have difficulty servicing their debt, especially during prolonged economic recessions or periods of rising interest rates. The prices of lower quality securities are volatile and may go down due to market perceptions of deteriorating issuer creditworthiness or economic conditions. Lower quality securities may become illiquid and hard to value in down markets.

Securities rated below investment grade are considered speculative and, compared to investment grade securities, tend to have more volatile prices and:

■	Increased price sensitivity to changing interest rates and to adverse economic and business developments;
■	Greater risk of loss due to default or declining credit quality;
■	Greater likelihood that adverse economic or company specific events will make the issuer unable to make interest and/or principal payments; and
■	Greater susceptibility to negative market sentiments leading to depressed prices and a decrease of liquidity.

Each of these funds may also invest in distressed debt securities. Distressed debt securities are debt securities that are subject to bankruptcy proceedings or are in default or are at imminent risk of being in default. Distressed debt securities are speculative and involve substantial risk. Generally, a fund will invest in distressed debt securities when the manager believes they offer significant potential for higher returns or can be exchanged for other securities (e.g. equity securities) that offer this potential. However, there can be no assurance that the issuer will make an exchange offer or adopt a plan of reorganization. A fund will generally not receive interest payments on the distressed debt securities and may incur costs to protect its investment. In addition, principal may not be repaid. Distressed debt securities and any securities received in an exchange may be difficult to sell and may be subject to restriction on resale.

Municipal obligations

California Tax Free Bond Fund, New York Municipal Money Market Fund, New York Tax Free Bond Fund and National Tax Free Bond Fund

Municipal obligations are debt obligations issued by or on behalf of states, cities, municipalities, U.S. territories and possessions (such as the District of Columbia and Puerto Rico) and other public authorities. The interest on these securities is exempt from regular federal income tax and, in some cases, state and local personal income tax. The two principal classifications of municipal obligations are “general obligation” securities and “revenue” securities. General obligation securities are secured by the issuer’s pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of a facility being financed. Revenue securities may include private activity bonds. Private activity bonds may be issued by or on behalf of public authorities to finance various privately operated facilities and are not payable from the unrestricted revenues of the issuer. As a result, the credit quality of private activity bonds is frequently related directly to the credit standing of private corporations or other entities. The ability of an issuer of municipal obligations to fulfill its payment obligations may be adversely affected by political and economic conditions and other developments. A significant portion of a fund’s assets may be invested, from time to time, in municipal securities of issuers concentrated in a particular region or industry. You should be aware that these funds, including those that invest primarily in municipal obligations of issuers located in California or New York, may invest, from time to time, a significant portion of their assets in municipal obligations issued by Puerto Rico or other U.S. territories. Such securities may be adversely affected by factors particular to issuers located in those areas.

Municipal obligations include municipal lease obligations, which may present special risks, because the municipal issuer may not be obligated to appropriate money to make required payments on the obligations. Although such obligations are typically secured by the leased property, the leased property may be hard to sell, or if sold, may not cover fully the fund’s exposure. The secondary market for municipal obligations may be less liquid than for most taxable fixed income securities which may limit the fund’s ability to buy and sell these obligations at times and prices

Legg Mason Partners Balanced Fund         25

the manager believes would be advantageous. There may be less information available about the financial condition of an issuer of municipal obligations than about issuers of other publicly traded securities. Also, state and federal bankruptcy laws (or other applicable laws) could hinder the fund’s ability to recover interest or principal in the event of a default by the issuer, and an issuer’s obligation to make payments may be subject to laws or referenda enacted in the future, placing constraints upon the enforcement of such obligations, or extending the time for payment of such obligations, or on the ability of the issuer to levy taxes.

Sovereign government and supranational debt

Balanced Fund and Strategic Bond Fund. New York Municipal Money Market Fund in U.S. dollar denominated sovereign government obligations and supranational debt only.

Each of these funds may invest in all types of fixed income securities of governmental issuers in all countries, including emerging markets. These sovereign debt securities may include:

■	Fixed income securities issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging market countries;
■	Fixed income securities issued by government owned, controlled or sponsored entities located in emerging market countries;
■	Interests in entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the above issuers;
■	Brady Bonds, which are debt securities issued under the framework of the Brady Plan as a means for debtor nations to restructure their outstanding external indebtedness;
■	Participations in loans between emerging market governments and financial institutions; and
■	Fixed income securities issued by supranational entities such as the World Bank or the European Economic Community. A supranational entity is a bank, commission or company established or financially supported by the national governments of one or more countries to promote reconstruction or development.

Sovereign government and supernational debt involve many of the risks described below of foreign and emerging markets investments as well as the risk of debt moratorium, repudiation or renegotiation and a fund may be unable to enforce its rights against the issuers.

Foreign and emerging market investments

Balanced Fund and Strategic Bond Fund

Each of these funds may invest in foreign securities, including emerging market issuers.

Each of these funds may invest directly in foreign issuers or invest in depositary receipts. Because the value of a depositary receipt is dependent upon the market price of an underlying foreign security, depositary receipts are subject to most of the risks associated with investing in foreign securities directly.

Investing in foreign issuers, including emerging market issuers, may involve additional risks compared to investing in the securities of U.S. issuers. Some of these risks do not apply to larger, more developed countries. These risks are more pronounced to the extent the fund invests in issuers in countries with emerging markets or if the fund invests significantly in one country. These risks may include:

■	Less information about non-U.S. issuers or markets may be available due to less rigorous disclosure and accounting standards or regulatory practices;
■	Many non-U.S. markets are smaller, less liquid and more volatile than U.S. markets. In a changing market, the manager may not be able to sell the fund’s portfolio securities in amounts and at prices the manager considers reasonable, or the fund may have difficulty determining the fair value of its securities;
■	The U.S. dollar may appreciate against non-U.S. currencies or a foreign government may impose restrictions on currency conversion or trading;
■	The economies of non-U.S. countries may grow at a slower rate than expected or may experience a downturn or recession; and
■	Economic, political and social developments may adversely affect non-U.S. securities markets.

Funds investing in securities denominated in foreign currencies may engage in forward foreign currency contracts. See “More on the funds’ investments and related risks — Derivatives and hedging techniques.”

Derivatives and hedging techniques

All funds except New York Municipal Money Market Fund

Each of these funds may use derivative contracts, including, but not limited to futures and options on securities, securities indices or currencies; options on these futures; forward currency contracts; and interest rate, currency or credit default swaps. However, these funds may use derivatives for any of the following purposes:

■	To hedge against the economic impact of adverse changes in the market value of their portfolio securities due to changes in stock market prices, currency exchange rates or interest rates;
■	As a substitute for buying or selling securities; or
■	To enhance the fund’s return as a non-hedging strategy that may be considered speculative.

A derivative contract will obligate or entitle a fund to deliver or receive an asset or cash payment that is based on the change in value of one or more securities, currencies or indices. Even a small investment in derivative contracts can have a big impact on a fund’s stock market, currency and interest rate exposure. Therefore, using derivatives can disproportionately increase losses and reduce opportunities for gains when stock prices, currency rates or interest rates are changing. A fund may not fully benefit from or may lose money on derivatives if changes in their value do not correspond accurately to changes in the value of the fund’s holdings. The other parties to certain derivative contracts present the same types of credit risk as issuers of fixed income securities. Derivatives can also make a fund less liquid and harder to value, especially in declining

26         Legg Mason Partners Funds

markets. The Tax Free Bond funds may invest in certain municipal derivatives that may be subject to unresolved tax, legal, regulatory and accounting issues.

Borrowing

All funds

Each of the funds may borrow in certain limited circumstances. Certain borrowing may create an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a fund’s shares and in the return on the fund’s portfolio. A fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowings. Interest on any borrowings will be a fund expense and will reduce the value of a fund’s shares.

Temporary defensive investing

All funds

Each fund may depart from its principal investment strategies in response to adverse market, economic or political conditions by taking temporary defensive positions in all types of money market and short-term debt securities without regard to any percentage limitations. If a fund takes a temporary defensive position, it may be unable to achieve its investment objective.

Portfolio turnover

All funds

Each fund may engage in active and frequent trading to achieve its principal investment objectives. This may lead to the realization and distribution to shareholders of higher capital gains, which would increase their tax liability. Frequent trading also increases transaction costs, which include not only brokerage commissions and market spreads, but market impact costs and opportunity costs, and may be substantial. Transaction costs are not included in a fund’s annual operating expenses shown in the fund’s fee table in this prospectus but do detract from the fund’s performance. The “Financial highlights” section of this prospectus shows each fund’s (other than the New York Municipal Money Market Fund) historical portfolio turnover rate.

Portfolio holdings

All funds

The funds’ policies and procedures with respect to the disclosure of each fund’s portfolio securities are described in the SAI.

More information about the funds’ investments and portfolio management techniques and the associated risks is included in the Statement of Additional Information (“SAI”).

Legg Mason Partners Balanced Fund         27

Management

Manager and subadviser

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) is each fund’s investment manager. LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently organized investment adviser that has been formed to serve as the investment manager of the fund and certain other Legg Mason-sponsored funds. LMPFA provides administrative and certain oversight services to each fund. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and ClearBridge Advisors, LLC (“ClearBridge”) provide the day-to-day portfolio management of the applicable funds, as subadvisers. Western Asset is subadviser of all of the funds. Western Asset Limited is also a subadviser for the Strategic Bond Fund and ClearBridge is also a subadviser for the Balanced Fund (see table below).

Fund	Subadviser(s)
Balanced Fund	Western Asset, Clearbridge

California Tax Free Bond Fund	Western Asset

National Tax Free Bond Fund	Western Asset

New York Municipal Money Market Fund	Western Asset

New York Tax Free Bond Fund	Western Asset

Strategic Bond Fund	Western Asset, Western Asset Limited

Western Asset, established in 1971, has offices at 385 East Colorado Boulevard, Pasadena, California 91101. Western Asset Limited has offices at 10 Exchange Place, London, England. Western Asset and Western Asset Limited act as investment advisers to institutional accounts, such as corporate pension plans, mutual funds and endowment funds. As of December 31, 2006, Western Asset’s total assets under management were approximately $             billion, and Western Asset Limited’s total assets under management were approximately $             billion.

ClearBridge has offices at 399 Park Avenue, New York, New York 10022 and is a recently-organized investment adviser that has been formed to succeed to the equity securities portfolio management business of Citigroup Asset Management, which was acquired by Legg Mason, Inc. (“Legg Mason”) in December 2005.

LMPFA, Western Asset, Western Asset Limited and ClearBridge are wholly-owned subsidiaries of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $             billion.

Prior to August 1, 2006, Salomon Brothers Asset Management Inc (“SaBAM”) was the fund’s investment manager. SaBAM is also a wholly-owned subsidiary of Legg Mason.

The portfolio managers

The portfolio managers are primarily responsible for day-to-day investment operations of the funds indicated beside their names.

Fund	Portfolio Manager/Portfolio Management Team Members, Past 5 years’ business experience	Portfolio Manager Since
Balanced Fund	S. Kenneth Leech Co-portfolio manager of fund; chief investment officer of Western Asset since 1998.	March 2006
	Stephen A. Walsh Co-portfolio manager of fund; deputy chief investment officer of Western Asset since 2000.	March 2006
	Mark Lindbloom Co-portfolio manager of fund; portfolio manager at Western Asset since 2006; associated with Citigroup Inc. or its predecessor companies from 1986-2005.	March 2006
	Carl L. Eichstaedt Co-portfolio manager of fund; portfolio manager at Western Asset since 1994.	March 2006
	Edward A. Moody Co-portfolio manager of fund; portfolio manager at Western Asset since 1985.	March 2006
	George J. Williamson Co-portfolio manager of fund; joined ClearBridge or its affiliates or their predecessor firms in 1979.	July 1998
	Patrick Hughes Co-portfolio manager of the fund; joined ClearBridge or its affiliates or their predecessor firms in 1995.	August 2005

28         Legg Mason Partners Funds

Fund	Portfolio Manager/Portfolio Management Team Members, Past 5 years’ business experience	Portfolio Manager Since
California Tax Free Bond Fund	John C. Mooney, CFA Co-portfolio manager of fund; joined Western Asset in 2006; joined SaBAM or its affiliates or their predecessor firms in 1997.	Inception
	Robert Amodeo, CFA Co-portfolio manager of fund; joined Western Asset in 2006; joined the SaBAM or its affiliates or their predecessor firms in 1992.	April 2002

National Tax Free Bond Fund	John C. Mooney, CFA Co-portfolio manager of fund; joined Western Asset in 2006; joined SaBAM or its affiliates or their predecessor firms in 1997.	June 1997
	Robert Amodeo, CFA Co-portfolio manager of fund; joined Western Asset in 2006; joined the SaBAM or its affiliates or their predecessor firms in 1992.	April 2002

New York Municipal Money Market Fund	Charles K. Bardes Co-portfolio manager of fund; portfolio manager specializing in short-term tax-exempt investments; joined the investment manager or its affiliates or their predecessor firms in 1986.	August 1998

Thomas A. Croak

Co-portfolio manager of fund; portfolio manager responsible for daily trading and evaluation of municipal securities for municipal portfolios; joined the investment manager or its affiliates or their predecessor firms in 1995.

August 1998

New York Tax Free Bond Fund	John C. Mooney, CFA Co-portfolio manager of fund; joined Western Asset in 2006; joined SaBAM or its affiliates or their predecessor firms in 1997.	June 1997
	Robert Amodeo, CFA Co-portfolio manager of fund; joined Western Asset in 2006; joined the SaBAM or its affiliates or their predecessor firms in 1992.	April 2002

Strategic Bond Fund	S. Kenneth Leech Co-portfolio manager of fund; chief investment officer of Western Asset since 1998.	March 2006
	Stephen A. Walsh Co-portfolio manager of fund; deputy chief investment officer of Western Asset since 2000.	March 2006
	Keith J. Gardner Co-portfolio manager of fund; portfolio manager and research analyst at Western Asset since 1994.	March 2006

Michael C. Buchanan

Co-portfolio manager of fund; portfolio manager at Western Asset since 2005; managing director and head of U.S. credit products at Credit Suisse Asset Management, LLC from 2003 to 2005; Executive Vice President and portfolio manager of Janus Capital Management in 2003; managing director and head of high yield trading at BlackRock Financial Management from 1998 to 2003.

March 2006

Detlev Schlichter, Western Asset

Co-portfolio manager of the Fund; responsible for the fund’s transactions in currencies and non-dollar denominated debt securities; portfolio manager associated with Western Asset since 2001; director of European Bond Team of Merrill Lynch Investment Managers from 1998 to 2001.

February 2006

Andres Sanchez-Balcazar, Western Asset

Co-portfolio manager of the Fund; responsible for the fund’s transactions in currencies and non-dollar denominated debt securities; portfolio manager associated with Western Asset since 2005; director of European Bond Team of Merrill Lynch Investment Managers from 2000 to 2004.

February 2006

More information about the portfolio managers’ compensation, other accounts managed and the portfolio managers’ ownership of securities in the fund is included in the SAI.

Legg Mason Partners Balanced Fund         29

Management fees

Listed below are the management fees paid for the fiscal year ended December 31, 2006 as a percentage of average daily net assets after accounting for voluntary expenses limitations and/or reimbursements, if applicable. Also listed below are the management fees paid to SaBAM for the period from January 1, 2006 through July 31, 2006 as a percentage of average daily net assets after accounting for voluntary expenses limitations and/or reimbursements, if applicable and the management fees paid to LMPFA for the period from August 1, 2006 through December 31, 2006 as a percentage of average daily net assets after accounting for voluntary expenses limitations and/or reimbursements, if applicable.

A discussion regarding the basis for the Board’s approval of a fund’s management agreement and subadvisory agreement(s) is available in that fund’s Semi-Annual Report for the period ended June 30, 2006.

As of December 31, 2006, LMPFA managed approximately $         billion of assets.

Actual management fee paid during the fiscal year ended December 31, 2006 as a percentage of average daily net assets after accounting for voluntary expense limitations and/or reimbursements, if applicable

Balanced Fund	%

California Tax Free Bond Fund	%

National Tax Free Bond Fund	%

New York Municipal Money Market Fund	%

New York Tax Free Bond Fund	%

Strategic Bond Fund(1)%

Actual management fee paid to SaBAM during for the period from January 1, 2006 through July 31, 2006 as a percentage of average daily net assets after accounting for voluntary expense limitations and/or reimbursements, if applicable

Balanced Fund	%

California Tax Free Bond Fund	%

National Tax Free Bond Fund	%

New York Municipal Money Market Fund	%

New York Tax Free Bond Fund	%

Strategic Bond Fund(1)%

Actual management fee paid to LMPFA for the period from August 1, 2006 through December 31, 2006 as a percentage of average daily net assets after accounting for voluntary expense limitations and/or reimbursements, if applicable

Balanced Fund	%

California Tax Free Bond Fund	%

National Tax Free Bond Fund	%

New York Municipal Money Market Fund	%

New York Tax Free Bond Fund	%

Strategic Bond Fund(1)%

(1)	The Strategic Bond Fund pays the investment manager a fee of:

Average Daily Net Assets	Annual Fee Rate
Up to $1 Billion	0.650%

Next $1 Billion	0.625%

Next $3 Billion	0.600%

Over $5 Billion	0.575%

Over $10 Billion	0.550%

30         Legg Mason Partners Funds

Recent developments

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to certain of the funds, and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order finds that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange, among other things, for a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also finds that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed.

SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding. The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Funds. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

Distributors

Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, and Citigroup Global Markets Inc. (“CGMI”), a registered broker/dealer, serve as the distributors for the funds.

Distribution Plan

The funds each have adopted Rule 12b-1 distribution and service plans for their Class A, B and C shares. Under each plan, the fund pays distribution and/or service fees. These fees are an ongoing expense and over time, will increase the cost of your investment and may cost you more than other types of sales charges. In addition, the distributors and/or their affiliates may make payments for distribution and/or shareholder servicing activities out of their past profits and other available sources. The distributors may also make payments for marketing, promotional or related expenses to dealers. The amount of these payments is determined by the distributors and may be substantial. The investment manager or an affiliate may make similar payments under similar arrangements.

The payments by the distributors and/or their affiliates described in the paragraph above are often referred to as “revenue sharing payments.” The recipients of such payments may include the funds’ distributors, affiliates of the manager and Service Agents (as defined below) through which investors may purchase shares of a fund. In some circumstances, such payments may create an incentive for your Service Agent to recommend or sell shares of a fund to you. Please contact your Service Agent for details about revenue sharing payments it may receive.

Legg Mason Partners Balanced Fund         31

Other Information

Each fund’s Board has approved a reorganization pursuant to which the fund’s assets would be acquired, and its liabilities would be assumed, by the fund (each an “Acquiring Fund”) listed opposite the fund in the chart below in exchange for shares of the Acquiring Fund. The fund would then be liquidated, and shares of the Acquiring Fund would be distributed to fund shareholders.

Under the reorganization, fund shareholders would receive shares of the corresponding Acquiring Fund with the same aggregate net asset value as their shares of the fund. It is anticipated that no gain or loss for Federal income tax purposes would be recognized by fund shareholders as a result of the reorganization.

Fund	Acquiring Fund
Legg Mason Partners Balanced Fund	Legg Mason Partners Capital and Income Fund

Legg Mason Partners California Tax Free Bond Fund	Legg Mason Partners California Municipals Fund, Inc.

Legg Mason Partners National Tax Free Bond Fund	Legg Mason Partners Managed Municipals Fund, Inc.

Legg Mason Partners New York Municipal Money Market Fund	New York Money Market Portfolio

Legg Mason Partners New York Tax Free Bond Fund	Legg Mason Partners New York Municipals Fund

Legg Mason Partners Strategic Bond Fund	Legg Mason Partners Diversified Strategic Income Fund

The reorganization is subject to the satisfaction of certain conditions, including approval by fund shareholders. Prior to the reorganization, shareholders can continue to purchase, redeem and exchange shares subject to the limitations described in this Prospectus.

32         Legg Mason Partners Funds

Choosing a class of shares to buy

Share classes

Individual investors can generally choose among three classes of shares: Classes A, B and C shares. Individual investors that held Class I (formerly Class Y) shares prior to November 20, 2006, may continue to invest in Class I shares. If you already own Class O shares of a fund, you may also be eligible to purchase Class O shares of any of the funds. Institutional and retirement plan investors and clients of financial intermediaries should refer to “Retirement and institutional investors” below for a description of the classes available to them.

Each class has different sales charges and expenses, allowing you to choose the class that best meets your needs. When choosing which class of shares to buy, you should consider:

■	How much you plan to invest;
■	How long you expect to own the shares;
■	The expenses paid by each class detailed in the Fee table and Example at the front of this prospectus; and
■	Whether you qualify for any reduction or waiver of sales charges.

If you are choosing between Class A and Class B shares (and are ineligible to purchase Class O and Class I), it will in almost all cases be the more economical choice for you to purchase Class A shares if you plan to purchase shares in an amount of $100,000 or more (whether in a single purchase or through aggregation of eligible holdings). This is because of the reduced sales charge available on larger investments of Class A shares and the lower ongoing expenses of Class A shares compared to Class B shares.

If you intend to invest for only a few years, the effect of Class B contingent deferred sales charges on redemptions made within five years of purchase, as well as the effect of higher expenses of that class, might make an investment in Class C more appropriate. There is no initial sales charge on Class C shares, and the contingent deferred sales charge does not apply to shares redeemed one year after purchase.

However, if you plan to invest a large amount and your investment horizon is five years or more, Class C shares might not be as advantageous as Class A shares. This is because the annual asset-based sales charge on Class C shares will have a greater impact on your account over the longer term than the reduced front-end sales charge available for larger purchases of Class A shares.

You may buy shares from:

■	Certain broker/dealers, financial intermediaries, financial institutions or distributor’s financial advisors or registered representatives (each called a “Service Agent”)
■	The fund, but only if you are investing through certain qualified plans or Service Agents.

Different types of shareholder services may be available to you under arrangements offered by different Service Agents. In addition, these services may vary depending on the share class in which you choose to invest. In making your decision regarding which share class to buy, please keep in mind that your Service Agent may receive different compensation depending on the share class in which you invest. Investors should consult with their Service Agent about comparative pricing of shareholder services available to them under each available share class, the compensation that will be received by their Service Agent in connection with each available share class, and other factors that may be relevant to the investor’s choice of share class in which to invest.

Not all classes of shares are available through each Service Agent. You should contact your Service Agent for further information.

Investment minimums

Minimum initial and additional investment amounts vary depending on the class of shares you buy and the nature of your investment.

Investment Minimum Initial/Additional Investment(1)

	Class A	Class B	Class C	Class O(2)	Class I (formerly Y)
General	$500/$50	$500/$50	$500/$50	$500/$50	n/a

IRAs(3) and Uniform Gifts or Transfers to Minor Accounts	$250/$50	$250/$50	$250/$50	$250/$50	n/a

SIMPLE IRAs(3)	$1/$1	$1/$1	$1/$1	$1/$1	n/a

Systematic Investment Plans	$25/$25	$25/$25	$25/$25	$25/$25	n/a

Clients of Eligible Financial Intermediaries	$1/$1	n/a	n/a	n/a	None/None

Retirement Plans with omnibus accounts held on the books of the fund(3)	None/None	n/a	None/None	None/None	None/None

Other Retirement Plans(3)	$50/$50	$50/$50	$50/$50	$50/$50	n/a

Institutional Investors	$500/$50	$500/$50	$500/$50	$500/$50	$1 million/none

(1)	Please refer to the section entitled “Retirement and institutional investors” for additional information regarding the investment minimum and eligibility requirements for Retirement Plans, Institutional Investors and Clients of Eligible Financial Intermediaries.

(2)	You can buy Class O shares of a fund only if you currently own Class O shares of that fund or any other fund.

(3)	The California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund do not generally offer shares to IRA, Simple IRA or Retirement Plans.

Legg Mason Partners Balanced Fund         33

More information about the funds’ classes of shares is available through the Legg Mason Partners Funds’ website. You’ll find detailed information about sales charges and ways you can qualify for reduced or waived sales charges, including:

■	The front-end sales charges that apply to the purchase of Class A shares
■	The contingent deferred sales charges that apply to the redemption of Class B shares, Class C shares and certain Class A shares (redeemed within one year)
■	Who qualifies for lower sales charges on Class A shares
■	Who qualifies for a sales load waiver

Go to http://www.leggmason.com/InvestorServices and click on the name of the fund.

34         Legg Mason Partners Funds

Comparing the funds’ classes

The following table compares key features of the funds’ classes. You should review the Fee table and Example at the front of this prospectus carefully before choosing your share class. Your Service Agent can help you decide which class meets your goals. Your Service Agent may receive different compensation depending upon which class you choose.

	Class A	Class B	Class C	Class O	Class I (formerly Y)
Key features	■ Initial sales charge ■ You may qualify for reduction or waiver of initial sales charge ■ Generally lower annual expenses than Class B and Class C	■ No initial sales charge ■ Contingent deferred sales charge declines over time ■ Converts to Class A after approximately 8 years ■ Generally higher annual expenses than Class A	■ No initial sales charge ■ Contingent deferred sales charge for only 1 year ■ Does not convert to Class A ■ Generally higher annual expenses than Class A	■ Only available to existing Class O shareholders ■ No initial or contingent deferred sales charge ■ Generally lower annual expenses than Class A, B and C	■ No initial or contingent deferred sales charge ■ Only offered to institutional and other eligible investors ■ Generally lower expenses than the other classes
Initial sales charge	Up to 5.75%/4.50%/ 4.00%/2.00%*, reduced or waived for large purchases and certain investors. No charge for purchases of $1 million or more	None	None	None	None
Contingent deferred sales charge	1.00%** on purchases of $1 million or more if you redeem within 1 year of purchase; waived for certain investors	Up to 5.00%** charged when you redeem shares. The charge is reduced over time and there is no contingent deferred sales charge after 5 years; waived for certain investors	1.00%** if you redeem within 1 year of purchase; waived for certain investors	None	None
Annual distribution and service fees	0.25%*** of average daily net assets	1.00%*** of average daily net assets	0.75%/1.00%*** of average daily net assets	None	None
Exchangeable into**(1)	Class A shares of most Legg Mason Partners Funds	Class B shares of most Legg Mason Partners Funds	Class C shares of most Legg Mason Partners Funds	Class O shares of most Legg Mason Partners Funds	Class Y shares of most Legg Mason Partners Funds††

(1)	Ask your Service Agent for the Legg Mason Partners Funds available for exchange.

*	Class A shares of all of the funds except for the New York Municipal Money Market Fund are offered either with a 5.75% (Balanced Fund), a 4.50% (National Tax Free Bond) or a 4.25% (California Tax Free Bond, New York Tax Free Bond Fund and Strategic Bond Fund) initial sales charge.

**	Class A shares of the New York Money Market Fund are not subject to a sales charge at the time of purchase. If you subsequently exchange shares of the New York Money Market Fund for shares of another fund, a sales charge may be payable on Class A shares. Class B and Class C shares of the New York Money Market Fund are not subject to a contingent deferred sales charge unless the shares are obtained by exchange of shares from another fund which was acquired subject to a contingent deferred sales charge. If you subsequently exchange Class B or Class C shares of the New York Money Market Fund for shares of another fund, a contingent deferred sales charge may become applicable in the case of Class B and an initial and a contingent deferred sales charge may become applicable in the case of Class C shares. The period during which the shares are held in the New York Money Market Fund are excluded from the holding period for determining the contingent deferred sales charge and conversion to Class A shares.

***	All of the funds except for the New York Money Market Fund pay a service fee with respect to Class A shares of 0.25% of average daily net assets and a service and distribution fee with respect to Class B shares of 1.00% of average daily net assets. The fee paid with respect to the Class A shares of California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund is both a distribution and service fee. All of the funds except for the New York Money Market Fund pay a service and distribution fee with respect to Class C shares of either 0.75% (National Tax Free Bond, Strategic Bond, California Tax Free Bond and New York Tax Free Bond Funds) or 1.00% (Balanced Fund) of average daily net assets.

††	Subject to applicable minimum investment requirements.

Class A Shares

Class A sales charge

You buy Class A shares at the offering price, which is the net asset value plus a sales charge. You pay a lower sales charge as the size of your investment increases to certain levels called breakpoints. You do not pay a sales charge on a fund’s distributions or dividends you reinvest in additional Class A shares. No sales charge is imposed on the purchase of Class A shares of New York Municipal Money Market Fund.

The table below shows the rate of sales charge you pay, depending on the amount you purchase, for purchases made on or after November 20, 2006. The table below also shows the amount of broker/dealer compensation that will be paid out of the sales charge. For Class A shares sold by LMIS, LMIS will receive the sales charge imposed on purchases of Class A shares (or any contingent deferred sales charge paid on redemptions) and will retain the full amount of such sales charge. For Class A shares sold by CGMI, CGMI will receive the sales charge imposed on purchases of Class A shares and will retain an amount equal to the broker/dealer commission paid out of the sales charge. LMIS will

Legg Mason Partners Balanced Fund         35

receive any portion not retained by CGMI. Service Agents (including CGMI) will also receive a distribution/service fee payable on Class A shares at an annual rate of up to 0.25% of the average daily net assets represented by the Class A shares serviced by them.

	Balanced Fund
	Sales Charge as % of		Broker/Dealer Commission as % of offering price
Amount of investment	Offering price	Net amount
Less than $25,000	5.75	6.10	5.00

$25,000 but less than $50,000	5.00	5.26	4.25

$50,000 but less than $100,000	4.50	4.71	3.75

$100,000 but less than $250,000	3.50	3.63	2.75

$250,000 but less than $500,000	2.50	2.56	2.00

$500,000 but less than $750,000	2.00	2.04	1.60

$750,000 but less than $1 million	1.50	1.52	1.20

$1 million or more(1)	-0-	-0-	up to 1.00

(1)	A distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

	California Tax Free Bond Fund, National Tax Free Bond Fund New York Tax Free Bond Fund Strategic Bond Fund
	Sales Charge as % of		Broker/Dealer Commission as % of offering price
Amount of investment	Offering price	Net amount
Less than $100,000	4.25	4.44	4.00

$100,000 but less than $250,000	3.50	3.63	3.00

$250,000 but less than $500,000	2.50	2.56	2.00

$500,000 but less than $750,000	2.00	2.04	1.60

$750,000 but less than $1 million	1.50	1.52	1.20

$1 million or more(1)	-0-	-0-	up to 1.00

(1)	A distributor may pay a commission of up to 1.00% to a Service Agent for purchase amounts of $1 million or more. In such cases, starting in the thirteenth month after purchase, the Service Agent will also receive an annual distribution/service fee of up to 0.25% of the average daily net assets represented by the Class A shares held by its clients. Prior to the thirteenth month, the distributor will retain this fee. Where the Service Agent does not receive the payment of this commission, the Service Agent will instead receive the annual fee starting immediately after purchase. In certain cases, the Service Agent may receive both a payment of the commission and the annual distribution/service fee starting immediately after purchase. Please contact your Service Agent for more information.

Investments of $1,000,000 or more

You do not pay an initial sales charge when you buy $1,000,000 or more of Class A shares. However, if you redeem these Class A shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

36         Legg Mason Partners Funds

Qualifying for a reduced Class A sales charge. There are several ways you can combine multiple purchases of Class A shares of Legg Mason Partners Funds to take advantage of the breakpoints in the sales charge schedule. In order to take advantage of reductions in sales charges that may be available to you when you purchase fund shares, you must inform your Service Agent or the transfer agent if you are eligible for a letter of intent or a right of accumulation and if you own shares of other Legg Mason Partners Funds that are eligible to be aggregated with your purchases. Certain records, such as account statements, may be necessary in order to verify your eligibility for reduced sales charges.

■	Accumulation Privilege — allows you to combine the current value of Class A shares of the fund with other shares of Legg Mason Partners Funds that are owned by:
☐	you; or
☐	your spouse and children under the age of 21

with the dollar amount of your next purchase of Class A shares for purposes of calculating the initial sales charge.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be combined.

If you hold shares of Legg Mason Partners Funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be combined.

Certain trustees and fiduciaries may be entitled to combine accounts in determining their sales charge.

■	Letter of Intent — allows you to purchase Class A shares of Legg Mason Partners Funds over a 13-month period and pay the same sales charge on Class A shares, if any, as if all shares had been purchased at once. At the time you enter into the letter of intent, you select your asset goal amount. Generally, purchases of Legg Mason Partners Fund shares that are purchased during the 13-month period by
☐	you; or
☐	your spouse and children under the age of 21

are eligible for inclusion under the letter, based on the public offering price at the time of the purchase, and any capital appreciation on those shares. You may also backdate your letter up to 90 days in which case eligible purchases made during that period will be treated as purchases made under the letter. In addition, you can include towards your asset goal amount the current value of any eligible purchases that were made prior to the date of entering into the letter of intent and are still held.

If you hold shares of Legg Mason Partners Funds in accounts at two or more Service Agents, please contact your Service Agents to determine which shares may be credited towards your letter of intent asset goal.

Shares of certain money market funds advised by the manager or its affiliates (other than money market fund shares acquired by exchange from other Legg Mason Partners Funds offered with a sales charge), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. may not be credited toward your letter of intent asset goal.

If you do not meet your asset goal amount, shares in the amount of any sales charges due, based on the amount of your actual purchases, will be redeemed from your account.

Waivers for certain Class A investors.

Class A initial sales charges are waived for certain types of investors, including:

■	Employees of Service Agents having dealer, service or other selling agreements with the fund’s distributors
■	Investors who redeemed Class A shares of a Legg Mason Partners Fund in the past 60 days, if the investor’s Service Agent is notified
■	Directors and officers of any Legg Mason-sponsored fund
■	Employees of Legg Mason and its subsidiaries

If you qualify for a waiver of the Class A initial sales charge, you must notify your Service Agent or the transfer agent at the time of purchase and provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the initial sales charge waiver.

If you want to learn about additional waivers of Class A initial sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners Funds’ website, http://www.leggmason.com/InvestorServices, and click on the name of the fund.

Class B Shares

Class B contingent deferred sales charge

You buy Class B shares at net asset value without paying an initial sales charge. However, if you redeem your Class B shares within five years of your purchase payment, you will pay a contingent deferred sales charge. The contingent deferred sales charge decreases as the number of years since your purchase payment increases.

Balanced Fund

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Contingent deferred sales charge	5%	4%	3%	2%	1%	0%

Legg Mason Partners Balanced Fund         37

California Tax Free Bond Fund

National Tax Free Bond Fund

New York Municipal Money Market Fund

New York Tax Free Bond Fund

Strategic Bond Fund

Year after purchase	1st	2nd	3rd	4th	5th	6th through 8th
Contingent deferred sales charge	4.5%	4%	3%	2%	1%	0%

LMIS will pay Service Agents, including CGMI, selling Class B shares a commission of up to 4.00% of the purchase price of the Class B shares they sell, and LMIS will retain the contingent deferred sales charges. Service Agents also receive an annual fee of up to 0.25% of the average daily net assets represented by the Class B shares serviced by them for Balanced Fund and Strategic Bond Fund and an annual distribution/service fee of up to 0.15% of the average daily net assets represented by the Class B shares serviced by them for California Tax Free Bond Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund and New York Tax Free Bond Fund.

Class B shares purchased prior to November 20, 2006 will continue to be subject to the contingent deferred sales charge schedule in effect at the time the shares were purchased.

Class B conversion

After approximately 8 years, Class B shares automatically convert into Class A shares. This helps you because Class A shares have lower annual expenses. Class B shares of the New York Municipal Money Market Fund do not convert to Class A shares because they have the same annual expenses. Your Class B shares will convert to Class A shares as follows:

Shares issued: At initial purchase	Shares issued: On reinvestment of dividends and distributions	Shares issued: Upon exchange from another Legg Mason Partners Fund
Approximately 8 years after the date of purchase payment	In same proportion as the number of Class B shares converting is to total Class B shares you own (excluding shares issued as dividends)	On the date the shares originally acquired would have converted into Class A shares

Class B shares purchased prior to November 20, 2006 will continue to convert automatically to Class A shares after approximately seven years.

New York Municipal Money Market Fund. The periods of time that your shares are held in the New York Municipal Money Market Fund are excluded for determining the holding period for conversion and calculation of the deferred sales charge.

Purchases prior to September 14, 1998. Class B shares of a fund purchased prior to September 14, 1998 will continue to be subject to the deferred sales charge schedules and conversion features in effect at the time such purchase was made. Shares purchased with reinvested dividend or capital gain distributions relating to shares purchased prior to September 14, 1998 will be subject to the deferred sales charge schedules and conversion features in effect at the time the original shares were purchased. Shares of a fund acquired as a result of an exchange of shares purchased prior to September 14, 1998 will also be subject to the deferred sales charge schedules and conversion features in effect at the time the original shares were purchased.

Class C Shares

You buy Class C shares at net asset value without paying an initial sales charge. However, if you redeem your Class C shares within one year of purchase, you will pay a contingent deferred sales charge of 1.00%.

LMIS will generally pay Service Agents selling Class C shares (other than shares sold to omnibus accounts of retirement plans held on the books of the funds) a commission of up to 1.00% of the purchase price of the Class C shares of the Balanced Fund and 0.75% of the purchase price of the Class C shares of the California Tax Free Bond Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund, New York Tax Free Bond Fund and Strategic Bond Fund, they sell and LMIS will retain the contingent deferred sales charges and an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by these Service Agent until the thirteenth month after purchase. Starting in the thirteenth month after purchase, these Service Agents will receive an annual distribution/service fee of up to 0.70% of the average daily net assets represented by the Class C shares serviced by them.

Class O Shares

You can buy Class O shares of a fund only if you currently own Class O shares of that fund or any other fund. There are no initial or contingent deferred sales charges on these shares.

Class I Shares (formerly Class Y Shares)

Class I shares are purchased at net asset value with no initial sales charge and no contingent deferred sales charge when redeemed. See “Retirement and institutional investors — Class I shares” below for additional information regarding investor eligibility and investment minimums.

38         Legg Mason Partners Funds

More about contingent deferred sales charges

The contingent deferred sales charge is based on the net asset value at the time of purchase or redemption, whichever is less, and therefore you do not pay a sales charge on amounts representing appreciation or depreciation.

In addition, you do not pay a contingent deferred sales charge on:

■	Shares exchanged for shares of another Legg Mason Partners Fund
■	Shares representing reinvested distributions and dividends
■	Shares no longer subject to the contingent deferred sales charge

Each time you place a request to redeem shares, the fund will first redeem any shares in your account that are not subject to a contingent deferred sales charge and then the shares in your account that have been held the longest.

If you redeemed shares of a Legg Mason Partners Fund and paid a contingent deferred sales charge, you may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption. Please contact your Service Agent for additional information.

The fund’s distributors receive contingent deferred sales charges as partial compensation for its expenses in selling shares, including the payment of compensation to your Service Agent.

Contingent deferred sales charge waivers

The contingent deferred sales charge for each share class will generally be waived:

■	On payments made through certain systematic withdrawal plans
■	On certain distributions from a retirement plan
■	For involuntary redemptions of small account balances
■	For 12 months following the death or disability of a shareholder

If you want to learn more about additional waivers of contingent deferred sales charges, contact your Service Agent, consult the SAI or look at the Legg Mason Partners Funds’ website, http://www.leggmason.com/InvestorServices, and click on the name of the fund.

Legg Mason Partners Balanced Fund         39

Retirement and institutional investors

Eligible investors

Retirement Plans

Retirement Plans with omnibus accounts held on the books of the Balanced Fund and the Strategic Bond Fund can generally choose among three classes of shares: Class C, Class A and Class I (formerly Class Y) shares.

“Retirement Plans” include 401(k) plans, 457 plans, employer-sponsored 403(b) plans, profit-sharing plans, non-qualified deferred compensation plans and other similar employer-sponsored retirement plans. Retirement Plans do not include individual retirement vehicles, such as traditional and Roth individual retirement accounts, Coverdell education savings accounts, individual 403(b)(7) custodial accounts, Keogh plans, SEPs, SARSEPs, SIMPLE IRAs, or Section 529 savings accounts. Although Retirement Plans with omnibus accounts held on the books of the fund are not subject to minimum initial investment requirements for any of these share classes, certain investment minimums may be imposed by a financial intermediary.

Other Retirement Plan investors (including, for example, employer-sponsored plans investing through brokerage accounts), can generally choose among three classes of shares of the Balanced Fund and the Strategic Bond Fund: Class A, Class B and Class C. Individual retirement vehicles, such as IRAs, may also choose among these share classes. These types of investors are treated like individual investors for purposes of determining investment minimums, sales charges and any applicable sales charge reductions or waivers.

Clients of Eligible Financial Intermediaries

Clients of Eligible Financial Intermediaries may generally choose between the funds’ two classes of shares: Class A and Class I. “Clients of Eligible Financial Intermediaries” are investors who invest in the fund through financial intermediaries that offer their clients fund shares through investment programs as authorized by LMIS. Such investment programs may include fee-based advisory or brokerage account programs, and college savings vehicles such as Section 529 plans. The financial intermediary may impose separate investment minimums.

Institutional Investors

Institutional Investors may invest in the funds’ Class I shares if they meet the $1,000,000 minimum initial investment requirement. Institutional Investors may also invest in Class A, B and C shares, which have different investment minimums and fees and expenses. “Institutional Investors” generally include corporations, banks, insurance companies, foundations, retirement plans and other similar entities with direct relationships to the fund.

Class C — Retirement Plans

Retirement Plans with omnibus accounts held on the books of the Balanced Fund and the Strategic Bond Fund may buy Class C shares at net asset value without paying an initial sales charge. As of November 20, 2006, LMIS no longer pays Service Agents selling Class C shares to retirement plans with omnibus accounts held on the books of a fund a commission on the purchase price of Class C shares sold by them. Instead, immediately after purchase, LMIS will pay these Service Agents an distribution/service annual fee of up to 0.70% and 1.00% of the average daily net assets represented by the Class C shares serviced by them for the Strategic Bond Fund and Balanced Fund, respectively. For purchases made by Retirement Plans with omnibus accounts held on the books of the fund on or after November 20, 2006, the contingent deferred sales charge on shares redeemed within one year of purchase is waived.

Class I

As of November 20, 2006, Class Y shares were renamed Class I shares and are offered only to Institutional Investors who meet the $1,000,000 minimum initial investment requirement, Clients of Eligible Financial Intermediaries, and other investors as authorized by LMIS. However, investors that held Class I shares prior to that date will be permitted to make additional investments in Class I shares.

Class A — Retirement Plans

Retirement Plans with omnibus accounts held on the books of the Balanced Fund and the Strategic Bond Fund may purchase Class A shares through programs sponsored by financial intermediaries. Under these programs, the initial sales charge and contingent deferred sales charge for Class A shares is waived where:

■	Such Retirement Plan’s record keeper offers only load-waived shares,
■	Fund shares are held on the books of the fund through an omnibus account, and
■	The Retirement Plan has more than 100 participants, or has total assets exceeding $1 million.

As of November 20, 2006, LMIS no longer pays Service Agents selling Class A shares to Retirement Plans with a direct omnibus relationship with a fund a commission on the purchase price of Class A shares sold by them.

However, for certain Retirement Plans that are permitted to purchase shares at net asset value on or after this date, LMIS may continue to pay Service Agents commissions of up to 1.00% of the purchase price of the additional Class A shares that are purchased with regular ongoing plan contributions. Please contact your Service Agent for more information.

40         Legg Mason Partners Funds

Other considerations

Plan sponsors, plan fiduciaries and other financial intermediaries may choose to impose qualification requirements for plans that differ from the funds’ share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution-related fees than otherwise would have been charged. The funds are not responsible for, and has no control over, the decision of any plan sponsor, plan fiduciary or financial intermediary to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or financial intermediary for more information about available share classes.

With respect to Class A and Class C shares, the fund may pay a fee for recordkeeping services performed for the applicable share class.

Not all share classes may be made available by your Service Agent; please contact your Service Agent for additional details.

Legg Mason Partners Balanced Fund         41

Buying shares

Through a Service Agent

You should contact your Service Agent to open a brokerage account and make arrangements to buy shares. You must provide the following information, for your order to be processed:

■ Class of shares being bought

■ Dollar amount or number of shares being bought Your Service Agent may charge an annual account maintenance fee

■ Account number (if existing account)

Through the fund

Financial intermediary accounts, retirement plan accounts and certain other investors who are clients of certain Service Agents are eligible to buy shares directly from the fund.

■ Write to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

■ Enclose a check to pay for the shares. For initial purchases, complete and send an account application available upon request from Legg Mason Partners Shareholder Services at the number below

■ Specify the name of the fund, the share class you wish to purchase and your account number (if existing account)

■ For more information, please call Legg Mason Partners Shareholder Services at 800-451-2010

Through a systematic investment plan

You may authorize your Service Agent or the transfer agent to transfer funds automatically from (i) a regular bank account, (ii) cash held in a brokerage account with a Service Agent or (iii) certain money market funds, in order to buy shares on a regular basis.

■ Amounts transferred must be at least $25

■ Amounts may be transferred monthly, every alternate month, quarterly, semi-annually or annually

■ If you do not have sufficient funds in your account on a transfer date, your Service Agent or the transfer agent may charge you a fee

For more information, contact your Service Agent or Legg Mason Partners Shareholder Services or consult the SAI.

42         Legg Mason Partners Funds

Exchanging shares

Legg Mason Partners offers a distinctive family of funds tailored to help meet the varying needs of both large and small investors

You should contact your Service Agent to exchange into other Legg Mason Partners Funds. Be sure to read the prospectus of the Legg Mason Partners Fund into which you are exchanging. An exchange is a taxable transaction, unless you are investing through a tax-qualified savings plan or account.

■  If you bought shares through a Service Agent, you may exchange shares (other than Class O shares) only for shares of the same class of certain other Legg Mason Partners Funds made available for exchange by your Service Agent. Not all Legg Mason Partners Funds made available for exchange by your Service Agent may offer all classes. Please contact your Service Agent for more information about the funds and classes that are available for exchange

■  If you bought shares directly from the fund, you may exchange shares (other than Class O shares) only for shares of the same class of another Legg Mason Partners Fund other than shares of Legg Mason Partners S&P 500 Index Fund. Not all Legg Mason Partners Funds offer all classes

■  Class O shares may only be exchanged for Class O shares of certain Legg Mason Partners Funds.

■  Not all Legg Mason Partners Funds may be offered in your state of residence. Contact your Service Agent or the transfer agent for further information

■  Exchanges of Class A, B and C shares are subject to minimum investment requirements (except for systematic investment plan exchanges), and all shares are subject to the other requirements of the fund into which exchanges are made

■  If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before the exchange is effective

■  The fund may suspend or terminate your exchange privilege if you engage in an excessive pattern of exchanges

Waiver of additional sales charges

Your shares will not be subject to an initial sales charge at the time of the exchange.

Your contingent deferred sales charge (if any) will continue to be measured from the date of your original purchase of shares subject to a contingent deferred sales charge and you will be subject to the contingent deferred sales charge of the fund that you originally purchased.

By telephone	If you do not have a brokerage account with a Service Agent, you may be eligible to exchange shares through the fund. You must complete an authorization form to authorize telephone transfers. If eligible, you may make telephone exchanges on any day the New York Stock Exchange Inc. (“NYSE”) is open. Shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time). Exchanges are priced at the net asset value next determined.

You can make telephone exchanges only between accounts that have identical registrations.

By mail	If you do not have a brokerage account, contact your Service Agent or write to the fund at the address on the following page.

Through a systematic exchange plan

You may be permitted to schedule exchanges of shares of any class of the fund for shares of the same class of other Legg Mason Partners Funds.

■  Exchanges may be made, monthly, every alternate month, quarterly, semi-annually or annually

■  A predetermined dollar amount of at least $25 per exchange is required

For more information, please contact your Service Agent or Legg Mason Partners Shareholder Services.

Legg Mason Partners Balanced Fund         43

Redeeming shares

Generally

Contact your Service Agent to redeem shares of the fund.

If you hold share certificates, the transfer agent must receive the certificates endorsed for transfer or with signed stock powers before you may redeem.

If the shares are held by a fiduciary or corporation, other documents may be required.

Redemptions are priced at net asset value next determined after receipt of your request in good order.

Your redemption proceeds will normally be sent within three business days after your request is received in good order, but in any event within 7 days. Your redemption proceeds may be delayed for up to 10 days if your purchase was made by check.

If you have a brokerage account with a Service Agent, your redemption proceeds will be sent to your Service Agent. In other cases, unless you direct otherwise, your redemption proceeds will be paid by check mailed to your address of record.

By mail

Send written requests to the fund at the following address:

Legg Mason Partners Funds

c/o PFPC Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

Your written request must provide the following:

■ The fund name, the class of shares to be redeemed, and your account number

■ The dollar amount or number of shares to be redeemed

■ Signatures of each owner exactly as the account is registered

■ Signature guarantees, as applicable

By telephone

If you do not have a brokerage account with a Service Agent, you may be eligible to redeem shares (except those held in certain retirement plans) in amounts up to $50,000 per day through the fund. You must complete an authorization form to authorize telephone redemptions. If eligible, you may request redemptions by telephone on any day the NYSE is open. Shareholders should call Legg Mason Partners Shareholder Services at 800-451-2010 between 8:30 a.m. and 4:00 p.m. (Eastern time).

Your redemption proceeds can be sent by check to your address of record or by wire or electronic transfer (ACH) to a bank account designated on your authorization form. You must submit a new authorization form to change the bank account designated to receive wire or electronic transfers and you may be asked to provide certain other documents. The transfer agent may charge a fee on a wire or an electronic transfer (ACH).

Automatic cash withdrawal plans

You can arrange for the automatic redemption of a portion of your shares monthly, every alternate month, quarterly, semi-annually or annually. To qualify you must own shares of the fund with a value of at least $10,000 ($5,000 for retirement plan accounts) and each automatic redemption must be at least $50. If your shares are subject to a contingent deferred sales charge, the sales charge will be waived if your automatic redemptions are equal to or less than 2.00% per month of your account balance on the date the withdrawals commence, up to a maximum of 12.00% in any one year

The following conditions apply:

■ Your shares must not be represented by certificates

■ All dividends and distributions must be reinvested

For more information, please contact your Service Agent or consult the SAI.

44         Legg Mason Partners Funds

Other things to know about transactions

When you buy, exchange or redeem shares, your request must be in good order. This means you have provided the following information, without which your request may not be processed:

■	Name of the fund
■	Your account number
■	Class of shares being bought, and if you own more than one class, the class of shares being exchanged or redeemed
■	Dollar amount or number of shares being bought, exchanged or redeemed
■	Signature of each owner exactly as the account is registered

The fund’s transfer agent or Legg Mason Partners Shareholder Services will employ reasonable procedures to confirm that any telephone exchange or redemption request is genuine, which may include recording calls, asking the caller to provide certain personal identification information, sending you a written confirmation or requiring other confirmation procedures from time to time. If these procedures are followed, neither the fund nor its agent will bear any liability for such transactions.

Signature guarantees

To be in good order, your redemption request must include a signature guarantee if you:

■	Are redeeming over $50,000
■	Are sending signed share certificates or stock powers to the transfer agent
■	Instruct the transfer agent to mail the check to an address different from the one on your account registration
■	Changed your account registration or your address within 30 days
■	Want the check paid to someone other than the account owner(s)
■	Are transferring the redemption proceeds to an account with a different registration

You can obtain a signature guarantee from most banks, dealers, brokers, credit unions and federal savings and loan institutions, but not from a notary public.

The fund has the right to:

■	Suspend the offering of shares
■	Waive or change minimum and additional investment amounts
■	Reject any purchase or exchange order
■	Change, revoke or suspend the exchange privilege
■	Suspend telephone transactions
■	Suspend or postpone redemptions of shares on any day when trading on the NYSE is restricted, or as otherwise permitted by the SEC
■	Pay redemption proceeds by giving you securities. You may pay transaction costs to dispose of the securities

Small account balances/Mandatory redemptions

If at any time the aggregate net asset value of the fund shares in your account is less than $500 for any reason (including solely due to declines in net asset value and/or failure to invest at least $500 within a reasonable period), the fund reserves the right to ask you to bring your account up to the applicable minimum investment amount as determined by your Service Agent. In such case you shall be notified in writing and will have 60 days to make an additional investment to bring your account value up to the required level. If you choose not to do so within this 60-day period, the fund may close your account and send you the redemption proceeds. In the event your account is closed due to a failure to increase your balance to the minimum required amount, you will not be eligible to have your account subsequently reinstated without imposition of any sales charges that may apply to your new purchase. The fund may, with prior notice, change the minimum size of accounts subject to mandatory redemption, which may vary by class, or implement fees for small accounts.

Subject to applicable law, the fund may, with prior notice, adopt other policies from time to time requiring mandatory redemption of shares in certain circumstances.

For more information, please contact your Service Agent or the transfer agent or consult the SAI.

Shareholder certificates

Share certificates for the fund will no longer be issued. If you currently hold share certificates of the fund, such certificates will continue to be honored. If you would like to return your share certificates to the fund and hold your shares in uncertificated form, please contact your Service Agent or Legg Mason Partners Shareholder Services.

Frequent purchases and sales of fund shares

Frequent purchases and redemptions of fund shares may interfere with the efficient management of the fund’s portfolio by its portfolio managers, increase portfolio transaction costs, and have a negative effect on the fund’s long-term shareholders. For example, in order to handle large flows of cash into and out of the fund, the portfolio managers may need to allocate more assets to cash or other short-term investments or sell securities, rather than maintaining full investment in securities selected to achieve the fund’s investment objective. Frequent trading may cause the fund to sell securities at less favorable prices. Transaction costs, such as brokerage commissions and market spreads, can detract from the fund’s performance. In addition, the return received by long-term shareholders may be reduced when trades by other shareholders are made in

Legg Mason Partners Balanced Fund         45

an effort to take advantage of certain pricing discrepancies, when, for example, it is believed that the fund’s share price, which is determined at the close of the NYSE on each trading day, does not accurately reflect the value of the fund’s portfolio securities. Funds investing in foreign securities have been particularly susceptible to this form of arbitrage, but other funds could also be affected.

Because of the potential harm to the funds and their long-term shareholders, the Boards of the funds have approved policies and procedures that are intended to discourage and prevent excessive trading and market timing abuses through the use of various surveillance techniques. Under these policies and procedures, the fund may limit additional exchanges or purchases of fund shares by shareholders who are believed by the manager to be engaged in these abusive trading activities. The intent of the policies and procedures is not to inhibit legitimate strategies, such as asset allocation, dollar cost averaging, or similar activities that may nonetheless result in frequent trading of fund shares. For this reason, the Boards have not adopted any specific restrictions on purchases and sales of fund shares, but each fund reserves the right to reject any exchange or purchase of fund shares with or without prior notice to the account holder. In cases where surveillance of a particular account establishes what the manager believes to be obvious market timing, the manager will seek to block future purchases and exchanges of fund shares by that account. Where surveillance of a particular account indicates activity that the manager believes could be either abusive or for legitimate purposes, the fund may permit the account holder to justify the activity.

The policies apply to any account, whether an individual account or accounts with financial intermediaries such as investment advisers, broker/dealers or retirement plan administrators, commonly called omnibus accounts, where the intermediary holds fund shares for a number of its customers in one account. The funds’ ability to monitor trading in omnibus accounts may, however, be severely limited due to the lack of access to an individual investor’s trading activity when orders are placed through these types of accounts. There may also be operational and technological limitations on the ability of the funds’ service providers to identify or terminate frequent trading activity within the various types of omnibus accounts.

The funds’ policies also require personnel such as portfolio managers and investment staff to report any abnormal or otherwise suspicious investment activity, and prohibit short-term trades by such personnel for their own account in mutual funds managed by the manager and its affiliates, other than money market funds. Additionally, each fund has adopted policies and procedures to prevent the selective release of information about the fund’s portfolio holdings, as such information may be used for market-timing and similar abusive practices.

The funds’ policies provide for ongoing assessment of the effectiveness of current policies and surveillance tools, and the Board reserves the right to modify these or adopt additional policies and restrictions in the future. Shareholders should be aware, however, that any surveillance techniques currently employed by the funds or other techniques that may be adopted in the future may not be effective particularly where the trading takes place through certain types of omnibus accounts. As noted above, if the funds is unable to detect and deter trading abuses, the funds’ performance, and its long-term shareholders, may be harmed. In addition, because the funds has not adopted any specific limitations or restrictions on the trading of fund shares, shareholders may be harmed by the extra costs and portfolio management inefficiencies that result from frequent trading of fund shares, even when the trading is not for abusive purposes. Furthermore, the funds may not apply its policies consistently or uniformly, resulting in the risk that some shareholders may be able to engage in frequent trading while others will bear the costs and effects of that trading. The funds will provide advance notice to shareholders and prospective investors of any specific restrictions on the trading of fund shares that the Board may adopt in the future.

Record Ownership

If you hold shares through a Service Agent, your Service Agent may establish and maintain your account and be the shareholder of record. In the event that the fund holds a shareholder meeting, your Service Agent, as record holder, will vote your shares in accordance with your instructions. If you do not give your Service Agent voting instructions, your Service Agent may nonetheless, under certain circumstances, be entitled to vote your shares.

Share price

The Boards of the funds have approved procedures to be used to value the funds’ securities for the purposes of determining a fund’s net asset value. The valuation of the securities of each fund is determined in good faith by or under the direction of the Boards. The Boards have delegated certain valuation functions for the funds to the managers. The same set of procedures is used to value the securities of all of the funds described in this prospectus, except for the money market funds, which have their own procedures. Different methods may be used to value different types of securities, as discussed below, depending upon the particular securities held by the particular fund.

Each fund (other than the money market funds) generally values its securities based on market prices determined at the close of regular trading on the NYSE. A fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12 noon Eastern time as the manager believes that these valuations typically reflect the largest trading volume in the foreign currency markets. A material change in the value of currency during the period between the close of the London Stock Exchange and the calculation of a fund’s net asset value on the same date is considered a significant event, as described below, in response to which the funds may use fair valuation procedures to value the affected investments. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by a fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by a fund’s board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security.

46         Legg Mason Partners Funds

When such prices or quotations are not available, or when the investment manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. Because certain of the funds invest in securities of issuers located in emerging markets and securities rated below investment grade — some of which may be thinly traded, for which market quotations may not be readily available or may be unreliable — the fund may use fair valuation procedures more frequently than funds that invest primarily in securities that are more liquid, such as securities of large capitalization domestic issuers. A fund may also use fair value procedures if the investment manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before such fund prices its shares. Each fund that holds foreign equity securities uses a fair value model developed by an independent third party pricing service to price those securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A fund that uses fair value to price securities may value those securities higher or lower than another fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that fund determines its net asset value.

In order to buy, redeem or exchange shares at that day’s price, you must place your order with your Service Agent or the transfer agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time.

It is the responsibility of the Service Agents to transmit all orders to buy, exchange or redeem shares to the transfer agent on a timely basis.

The New York Municipal Money Market Fund uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the fund.

A fund may invest in securities that are listed on foreign exchanges that trade on weekends and other days when the fund does not price its shares. Therefore, the value of a fund’s shares may change on days when you will not be able to purchase or redeem the fund’s shares.

In order to buy, redeem or exchange shares of a fund (other than the money market fund) at that day’s price, your order must be placed with the fund or its agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price. Orders for the money market fund must be received by 12:00 p.m., Eastern time.

It is the responsibility of members of the funds’ selling group to transmit all orders to buy, exchange or redeem shares to the funds’ transfer agent on a timely basis.

Redemptions in kind

Each fund may make payment for fund shares wholly or in part by distributing portfolio securities to the shareholders. The redeeming shareholder must pay transaction costs to sell these securities.

Legg Mason Partners Balanced Fund         47

Dividends, distributions and taxes

Dividends and distributions

Annual distributions of income and capital gains normally take place at the end of the year in which the income or gain is realized or the beginning of the next year.

The funds normally pay dividends and distribute capital gains, if any, as follows:

Fund	Dividends Declared	Income Dividend Distributions	Capital Gain Distributions	Distributions Mostly From
Balanced Fund	quarterly	quarterly	annually	both

California Tax Free Bond Fund	daily	monthly	annually	income

National Tax Free Bond Fund	daily	monthly	annually	income

New York Municipal Money Market Fund	daily (to shareholders of record at 12:00 noon)	monthly	annually*	income

New York Tax Free Bond Fund	daily	monthly	annually	income

Strategic Bond Fund	daily	monthly	annually	income

*	New York Municipal Money Market Fund anticipates that it will normally not earn or distribute any long-term capital gains.

The funds may pay additional distributions and dividends at other times if necessary for a fund to avoid a federal tax. Capital gains distributions and dividends are reinvested in additional fund shares of the same class that you hold. You do not pay a sales charge on reinvested distributions or dividends. Alternatively, you can instruct your Service Agent or Legg Mason Partners Shareholder Services to have your distributions and/or dividends paid in cash. You can change your choice at any time to be effective as of the next distribution or dividend, except that any change given to the transfer agent less than five days before the payment date will not be effective until the next distribution or dividend is made.

Taxes

In general, redeeming shares, exchanging shares and receiving distributions (whether in cash or additional shares) are all taxable events.

The following discussion is very general. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.

In general, you may have to pay federal income taxes, as well as any state and local taxes, when you redeem shares, exchange shares or receive a distribution (whether paid in cash or reinvested in additional shares). Any tax liability that you owe as the result of any of these taxable events is your responsibility. The federal income tax treatment of redemptions, exchanges and distributions is summarized in the following table:

Transaction	Federal tax status
Redemption or exchange of shares	Usually capital gain or loss; long-term only if shares owned more than one year

Distributions of net capital gain (excess of net long-term capital gain over net short-term capital loss)	Long-term capital gain

Exempt-interest dividends	Exempt from income tax (see below)

Distributions of qualified dividend income	Qualified dividend income

Other ordinary dividends (including distributions of net short-term capital gain)	Ordinary income

Distributions of net capital gain (i.e. the excess of net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. Distributions of qualified dividend income received by a non-corporate shareholder may qualify for a reduced tax rate, provided that the shareholder satisfies certain holding period requirements. Qualified dividend income generally is income derived from dividends from a U.S. corporation; dividends from certain foreign corporations will also qualify. You may want to avoid buying shares when a fund is about to declare a capital gain distribution or a taxable dividend, because it will be taxable to you even though it may effectively be a return of a portion of your investment.

California Tax Free Bond Fund, National Tax Free Bond Fund, New York Tax Free Bond Fund and New York Municipal Money Market Fund intend to distribute the interest they earn on tax exempt municipal bonds as exempt-interest dividends. These dividends are generally excluded from gross income for federal income tax purposes, but may be subject to state and local income taxes. The New York Tax Free Bond Fund’s and the New York Municipal Money Market Fund’s exempt-interest dividends will be exempt from New York State and New York City personal income taxes to the extent paid from interest on New York municipal securities, and the California Tax Free Bond Fund’s exempt-interest dividends will be exempt from California State personal income taxes to the extent paid from interest on California municipal securities. Exempt-interest dividends may increase your federal alternative minimum tax liability, and may increase the tax on social security and railroad retirement benefits.

48         Legg Mason Partners Funds

After the end of each year, the funds will provide you with information about the distributions and dividends that you received and any redemptions of shares during the previous year. If you are neither a citizen nor a resident of the United States, a fund will withhold federal income tax at the rate of 30% (or lower treaty rate) on taxable dividends and other payments that are subject to such withholding. Subject to certain limitations, dividends paid to certain foreign shareholders will be exempt from withholding of U.S. federal income tax through 2007 to the extent such dividends are designated as “interest- related dividends” or “short-term capital gain dividends.” In addition, if you do not provide a fund with certain certifications (including, if you are a U.S. citizen or resident, your taxpayer identification number), you will be subject to backup withholding on your distributions, dividends (other than exempt-interest dividends), and, except for a money market fund, redemption proceeds. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax on foreign shareholders. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult your tax adviser about your investment in a fund.

Legg Mason Partners Balanced Fund         49

Financial highlights

The financial highlights tables are intended to help you understand the performance of each fund for the past 5 years (or since inception if less than 5 years). Certain information reflects financial results for a single fund share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The information for the years ended December 31, 2006 in the following tables has been derived from each fund’s financial statements, which have been audited by             , an independent registered public accounting firm, whose report, along with each of the predecessor fund’s financial statements, is included in the annual report (available upon request). The financial information shown below is that of each fund’s predecessor. Except as noted below, the financial statements containing the information for each of the periods ended on or prior to December 31, 2004 in the following tables were audited by another independent registered public accounting firm. As of November 20, 2006, Class Y shares of the Strategic Bond Fund were renamed Class I shares.

The information in the financial highlights tables for the fiscal years ended December 31, 2002, 2003 and 2004 for each of California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund was audited by             , an independent registered public accounting firm, whose report, along with those funds’ financial statements, is included in their annual report (available upon request).

Balanced Fund — Class A Shares(1)

	Year Ended December 31,

	2006	2005		2004		2003	2002
Net asset value, beginning of year		$13.13		$12.89		$11.48	$12.39

Income (loss) from operations:
Net investment income		0.29		0.32		0.32	0.39
Net realized and unrealized gain (loss)		0.06		0.57		1.57	(0.80)

Total income (loss) from operations		0.35		0.89		1.89	(0.41)

Less distributions from:
Net investment income		(0.36)		(0.29)		(0.30)	(0.35)
Net realized gains		(0.16)		(0.36)		(0.18)	(0.15)

Total distributions		(0.52)		(0.65)		(0.48)	(0.50)

Net asset value, end of year		$12.96		$13.13		$12.89	$11.48

Total return(2)		2.73%		7.00%		16.86%	(3.32)%

Net assets, end of year (000s)		$54,044		$62,967		$51,639	$29,341

Ratios to average net assets:
Gross expenses		1.26%		1.19%		1.27%	1.24%
Net expenses		1.26		1.04	(3)	0.95 (3)	0.95 (3)
Net investment income		2.22		2.47		2.64	3.24

Portfolio turnover rate		31	%(4)	54	%(4)	93%	36%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The investment manager voluntarily waived a portion of its fees. Fee waivers and/or expense reimbursements are voluntary and may be reduced at any time.

(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover would have been 199% and 207% for 2005 and 2004, respectively.

(5)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

50         Legg Mason Partners Funds

Balanced Fund – Class B Shares(1)

	Year Ended December 31,

	2006	2005		2004		2003	2002
Net asset value, beginning of year		$13.03		$12.80		$11.41	$12.32

Income (loss) from operations:
Net investment income		0.17		0.21		0.23	0.30
Net realized and unrealized gain (loss)		0.07		0.58		1.55	(0.79)

Total income (loss) from operations		0.24		0.79		1.78	(0.49)

Less distributions from:
Net investment income		(0.27)		(0.20)		(0.21)	(0.27)
Net realized gains		(0.16)		(0.36)		(0.18)	(0.15)

Total distributions		(0.43)		(0.56)		(0.39)	(0.42)

Net asset value, end of year		$12.84		$13.03		$12.80	$11.41

Total return(2)		1.86%		6.23%		15.94%	(4.02)%

Net assets, end of year (000s)		$18,434		$24,166		$34,972	$44,574

Ratios to average net assets:
Gross expenses		2.11%		1.94%		2.00%	1.99%
Net expenses		2.11		1.80	(3)	1.70 (3)	1.70 (3)
Net investment income		1.36		1.64		1.94	2.46

Portfolio turnover rate		31	%(4)	54	%(4)	93%	36%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The investment manager voluntarily waived a portion of its fees. Fee waivers and/or expense reimbursements are voluntary and may be reduced at any time.

(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover would have been 199% and 207% for 2005 and 2004, respectively.

(5)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

Balanced Fund — Class C Shares(1)(5)

	Year Ended December 31,

	2006	2005		2004		2003	2002
Net asset value, beginning of year		$13.07		$12.84		$11.44	$12.35

Income (loss) from operations:
Net investment income		0.19		0.22		0.23	0.30
Net realized and unrealized gain (loss)		0.07		0.57		1.56	(0.79)

Total income (loss) from operations		0.26		0.79		1.79	(0.49)

Less distributions from:
Net investment income		(0.27)		(0.20)		(0.21)	(0.27)
Net realized gains		(0.16)		(0.36)		(0.18)	(0.15)

Total distributions		(0.43)		(0.56)		(0.39)	(0.42)

Net asset value, end of year		$12.90		$13.07		$12.84	$11.44

Total return(2)		2.02%		6.21%		15.99%	(4.01)%

Net assets, end of year (000s)		$24,458		$32,926		$33,069	$18,168

Ratios to average net assets:
Gross expenses		1.98%		1.92%		1.93%	1.99%
Net expenses		1.98		1.77	(3)	1.70 (3)	1.70 (3)
Net investment income		1.49		1.71		1.88	2.48

Portfolio turnover rate		31	%(4)	54	%(4)	93%	36%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The investment manager voluntarily waived a portion of its fees. Fee waivers and/or expense reimbursements are voluntary and may be reduced at any time.

(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover would have been 199% and 207% for 2005 and 2004, respectively.

(5)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

Legg Mason Partners Balanced Fund         51

Balanced Fund — Class O Shares(1)

	Year Ended December 31,

	2006	2005		2004		2003	2002
Net asset value, beginning of year		$13.26		$12.98		$11.56	$12.47

Income (loss) from operations:
Net investment income		0.33		0.36		0.36	0.42
Net realized and unrealized gain (loss)		0.04		0.60		1.57	(0.80)

Total income (loss) from operations		0.37		0.96		1.93	(0.38)

Less distributions from:
Net investment income		(0.39)		(0.32)		(0.33)	(0.38)
Net realized gains		(0.16)		(0.36)		(0.18)	(0.15)

Total distributions		(0.55)		(0.68)		(0.51)	(0.53)

Net asset value, end of year		$13.08		$13.26		$12.98	$11.56

Total return(2)		2.88%		7.52%		17.12%	(3.06)%

Net assets, end of year (000s)		$1,834		$1,848		$1,753	$1,487

Ratios to average net assets:
Gross expenses		0.97%		0.89%		0.86%	0.99%
Net expenses		0.97		0.75	(3)	0.70 (3)	0.70 (3)
Net investment income		2.51		2.77		2.92	3.47

Portfolio turnover rate		31	%(4)	54	%(4)	93%	36%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The investment manager voluntarily waived a portion of its fees. Fee waivers and/or expense reimbursements are voluntary and may be reduced at any time.

(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover would have been 199% and 207% for 2005 and 2004, respectively.

(5)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

52         Legg Mason Partners Funds

California Tax Free Bond Fund — Class A Shares

	Year Ended December 31,

	2006	2005(1)	2004(1)	2003(1)	2002(1)
Net asset value, beginning of year		$10.63	$10.70	$10.63	$10.17

Income (loss) from operations:
Net investment income		0.41	0.40	0.39	0.39
Net realized and unrealized gain (loss)		(0.28)	(0.07)	0.07	0.46

Total income (loss) from operations		0.13	0.33	0.46	0.85

Less distributions from:
Net investment income		(0.40)	(0.40)	(0.39)	(0.39)

Total distributions		(0.40)	(0.40)	(0.39)	(0.39)

Net asset value, end of year		$10.36	$10.63	$10.70	$10.63

Total return(2)		1.29%	3.19%	4.40%	8.47%

Net assets, end of year (000s)		$9,310	$11,242	$13,009	$15,280

Ratios to average net assets:
Gross expenses		2.43%	1.97%	1.40%	2.05%
Net expenses(3)(4)		0.80	0.80	0.80	0.80 (5)
Net investment income		3.87	3.80	3.64	3.71

Portfolio turnover rate		10%	5%	0%	9%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(3)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursement are voluntary and may be reduced or terminated at any time.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.80% for Class A shares, 1.55% for Class B shares, 1.30% for Class C shares and 0.55% for Class O shares.

(5)	Ratio reflects the expense offset arrangements with its service providers. Excluding the effect of this offset arrangement the ratio of net expenses to average net assets would have been 0.81%.

(6)	Annualized.

(7)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

(8)	For the period September 9, 2002 (inception date) to December 31, 2002.

(9)	For the period October 9, 2002 (inception date) to December 31, 2002.

California Tax Free Bond Fund — Class B Shares(1)

	Year Ended December 31,

	2006	2005	2004	2003	2002
Net asset value, beginning of year		$10.64	$10.71	$10.63	$10.18

Income (loss) from operations:
Net investment income		0.33	0.32	0.31	0.30
Net realized and unrealized gain (loss)		(0.27)	(0.07)	0.08	0.46

Total income (loss) from operations		0.06	0.25	0.39	0.76

Less distributions from:
Net investment income		(0.33)	(0.32)	(0.31)	(0.31)

Total distributions		(0.33)	(0.32)	(0.31)	(0.31)

Net asset value, end of year		$10.37	$10.64	$10.71	$10.63

Total return(2)		0.54%	2.42%	3.70%	7.66%

Net assets, end of year (000s)		$134	$127	$178	$247

Ratios to average net assets:
Gross expenses		3.47%	2.70%	2.11%	2.76%
Net expenses(3)(4)		1.55	1.55	1.55	1.53
Net investment income		3.11	3.04	2.86	2.88

Portfolio turnover rate		10%	5%	0%	9%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(3)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursement are voluntary and may be reduced or terminated at any time.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.80% for Class A shares, 1.55% for Class B shares, 1.30% for Class C shares and 0.55% for Class O shares.

(5)	Ratio reflects the expense offset arrangements with its service providers. Excluding the effect of this offset arrangement the ratio of net expenses to average net assets would have been 0.81%.

(6)	Annualized.

(7)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

(8)	For the period September 9, 2002 (inception date) to December 31, 2002.

(9)	For the period October 9, 2002 (inception date) to December 31, 2002.

Legg Mason Partners Balanced Fund         53

California Tax Free Bond Fund — Class C Shares(1)(7)

	Year Ended December 31,

	2006	2005	2004	2003	2002(8)
Net asset value, beginning of year		$10.63	$10.70	$10.63	$10.76

Income (loss) from operations:
Net investment income		0.35	0.35	0.33	0.10
Net realized and unrealized gain (loss)		(0.27)	(0.07)	0.07	(0.13)

Total income (loss) from operations		0.08	0.28	0.40	(0.03)

Less distributions from:
Net investment income		(0.35)	(0.35)	(0.33)	(0.10)

Total distributions		(0.35)	(0.35)	(0.33)	(0.10)

Net asset value, end of year		$10.36	$10.63	$10.70	$10.63

Total return(2)		0.79%	2.67%	3.87%	(0.28)%

Net assets, end of year (000s)		$38	$37	$27	$26

Ratios to average net assets:
Gross expenses		3.45%	2.60%	1.89%	2.51	%(6)
Net expenses(3)(4)		1.30	1.29	1.30	1.30	(6)
Net investment income		3.36	3.27	3.14	3.07	(6)

Portfolio turnover rate		10%	5%	0%	9%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(3)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursement are voluntary and may be reduced or terminated at any time.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.80% for Class A shares, 1.55% for Class B shares, 1.30% for Class C shares and 0.55% for Class O shares.

(5)	Ratio reflects the expense offset arrangements with its service providers. Excluding the effect of this offset arrangement the ratio of net expenses to average net assets would have been 0.81%.

(6)	Annualized.

(7)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

(8)	For the period September 9, 2002 (inception date) to December 31, 2002.

(9)	For the period October 9, 2002 (inception date) to December 31, 2002.

California Tax Free Bond Fund — Class O Shares(1)

	Year Ended December 31,

	2006	2005	2004	2003	2002(9)
Net asset value, beginning of year		$10.63	$10.71	$10.63	$10.81

Income (loss) from operations:
Net investment income		0.43	0.43	0.42	0.09
Net realized and unrealized gain (loss)		(0.27)	(0.08)	0.08	(0.18)

Total income (loss) from operations		0.16	0.35	0.50	(0.09)

Less distributions from:
Net investment income		(0.43)	(0.43)	(0.42)	(0.09)

Total distributions		(0.43)	(0.43)	(0.42)	(0.09)

Net asset value, end of year		$10.36	$10.63	$10.71	$10.63

Total return(2)		1.57%	3.35%	4.76%	(0.79)%

Net assets, end of year (000s)		$2	$2	$2	$2

Ratios to average net assets:
Gross expenses		6.00%	1.73%	1.06%	1.70	%(6)
Net expenses(3)(4)		0.55	0.53	0.45	0.47	(6)
Net investment income		4.14	4.03	3.94	3.94	(6)

Portfolio turnover rate		10%	5%	0%	9%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(3)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursement are voluntary and may be reduced or terminated at any time.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.80% for Class A shares, 1.55% for Class B shares, 1.30% for Class C shares and 0.55% for Class O shares.

(5)	Ratio reflects the expense offset arrangements with its service providers. Excluding the effect of this offset arrangement the ratio of net expenses to average net assets would have been 0.81%.

(6)	Annualized.

(7)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

(8)	For the period September 9, 2002 (inception date) to December 31, 2002.

(9)	For the period October 9, 2002 (inception date) to December 31, 2002.

54         Legg Mason Partners Funds

National Tax Free Bond Fund — Class A Shares

	Year Ended December 31,

	2006	2005(1)	2004(1)	2003(1)	2002(1)
Net asset value, beginning of year		$11.85	$11.91	$11.79	$11.13

Income (loss) from operations:
Net investment income		0.40	0.44	0.46	0.48
Net realized and unrealized gain (loss)		(0.09)	(0.06)	0.13	0.66

Total income (loss) from operations		0.31	0.38	0.59	1.14

Less distributions from:
Net investment income		(0.40)	(0.44)	(0.47)	(0.48)

Total distributions		(0.40)	(0.44)	(0.47)	(0.48)

Net asset value, end of year		$11.76	$11.85	$11.91	$11.79

Total return(2)		2.63%	3.28%	5.07%	10.41%

Net assets, end of year (000s)		$35,671	$37,343	$42,210	$50,325

Ratios to average net assets:
Gross expenses		1.39%	1.26%	1.10%	1.18%
Net expenses(3)(4)		0.75	0.75	0.75	0.76
Net investment income		3.37	3.73	3.92	4.22

Portfolio turnover rate		36%	41%	42%	12%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursement are voluntary and may be reduced or terminated at any time.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.75% for Class A shares. Prior to January 30, 2002, the expense limitation was 0.80% for Class A shares. As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 1.50% for Class B shares. Prior to January 30, 2002, the expense limitation was 1.55% for Class B shares. As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 1.25% for Class C shares. As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.50% for Class O shares.

(5)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

National Tax Free Bond Fund — Class B Shares(1)

	Year Ended December 31,

	2006	2005	2004	2003	2002
Net asset value, beginning of year		$11.87	$11.93	$11.80	$11.14

Income (loss) from operations:
Net investment income		0.31	0.35	0.37	0.40
Net realized and unrealized gain (loss)		(0.10)	(0.06)	0.13	0.65

Total income (loss) from operations		0.21	0.29	0.50	1.05

Less distributions from:
Net investment income		(0.31)	(0.35)	(0.37)	(0.39)

Total distributions		(0.31)	(0.35)	(0.37)	(0.39)

Net asset value, end of year		$11.77	$11.87	$11.93	$11.80

Total return(2)		1.78%	2.51%	4.35%	9.59%

Net assets, end of year (000s)		$2,271	$2,944	$4,330	$4,839

Ratios to average net assets:
Gross expenses		2.15%	2.01%	1.85%	1.91%
Net expenses(3)(4)		1.50	1.50	1.50	1.49
Net investment income		2.63	2.98	3.16	3.43

Portfolio turnover rate		36%	41%	42%	12%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursement are voluntary and may be reduced or terminated at any time.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.75% for Class A shares. Prior to January 30, 2002, the expense limitation was 0.80% for Class A shares. As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 1.50% for Class B shares. Prior to January 30, 2002, the expense limitation was 1.55% for Class B shares. As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 1.25% for Class C shares. As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.50% for Class O shares.

(5)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

Legg Mason Partners Balanced Fund         55

National Tax Free Bond Fund — Class C Shares(1)(5)

	Year Ended December 31,

	2006	2005	2004	2003	2002
Net asset value, beginning of year		$11.87	$11.92	$11.80	$11.13

Income (loss) from operations:
Net investment income		0.34	0.38	0.40	0.43
Net realized and unrealized gain (loss)		(0.10)	(0.05)	0.12	0.66

Total income (loss) from operations		0.24	0.33	0.52	1.09

Less distributions from:
Net investment income		(0.34)	(0.38)	(0.40)	(0.42)

Total distributions		(0.34)	(0.38)	(0.40)	(0.42)

Net asset value, end of year		$11.77	$11.87	$11.92	$11.80

Total return(2)		2.04%	2.85%	4.53%	9.96%

Net assets, end of year (000s)		$1,133	$1,539	$1,923	$1,763

Ratios to average net assets:
Gross expenses		1.92%	1.76%	1.60%	1.67%
Net expenses(3)(4)		1.25	1.25	1.25	1.25
Net investment income		2.88	3.22	3.41	3.69

Portfolio turnover rate		36%	41%	42%	12%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursement are voluntary and may be reduced or terminated at any time.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.75% for Class A shares. Prior to January 30, 2002, the expense limitation was 0.80% for Class A shares. As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 1.50% for Class B shares. Prior to January 30, 2002, the expense limitation was 1.55% for Class B shares. As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 1.25% for Class C shares. As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.50% for Class O shares.

(5)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

National Tax Free Bond Fund — Class O Shares(1)

	Year Ended December 31,

	2006	2005	2004	2003	2002
Net asset value, beginning of year		$11.87	$11.93	$11.79	$11.13

Income (loss) from operations:
Net investment income		0.43	0.47	0.49	0.50
Net realized and unrealized gain (loss)		(0.10)	(0.06)	0.14	0.67

Total income (loss) from operations		0.33	0.41	0.63	1.17

Less distributions from:
Net investment income		(0.43)	(0.47)	(0.49)	(0.51)

Total distributions		(0.43)	(0.47)	(0.49)	(0.51)

Net asset value, end of year		$11.77	$11.87	$11.93	$11.79

Total return(2)		2.80%	3.54%	5.48%	10.69%

Net assets, end of year (000s)		$162	$160	$157	$216

Ratios to average net assets:
Gross expenses		2.11%	1.01%	0.85%	0.91%
Net expenses(3)(4)		0.50	0.50	0.50	0.50
Net investment income		3.61	3.97	4.18	4.39

Portfolio turnover rate		36%	41%	42%	12%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursement are voluntary and may be reduced or terminated at any time.

(4)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.75% for Class A shares. Prior to January 30, 2002, the expense limitation was 0.80% for Class A shares. As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 1.50% for Class B shares. Prior to January 30, 2002, the expense limitation was 1.55% for Class B shares. As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 1.25% for Class C shares. As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.50% for Class O shares.

(5)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

56         Legg Mason Partners Funds

New York Municipal Money Market Fund — Class A Shares

	Year Ended December 31,

	2006	2005	2004	2003	2002
Net asset value, beginning of year		$1.000	$1.000	$1.000	$1.000

Net investment income		0.019	0.007	0.006	0.012

Dividends from net investment income and net realized gain		(0.019)	(0.007)	(0.006)	(0.012)

Net asset value, end of year		$1.000	$1.000	$1.000	$1.000

Total return(1)		1.89%	0.75%	0.65%	1.20%

Net assets, end of year (000s)		$3,386	$4,016	$4,533	$6,400

Ratios to average net assets:
Gross expenses		0.48%	0.49%	0.43%	0.39%
Net expenses		0.48	0.47 (2)	0.41 (2)	0.35 (2)
Net investment income		1.85	0.74	0.56	1.19

New York Municipal Money Market Fund — Class O Shares

	Year Ended December 31,

	2006	2005	2004	2003	2002
Net asset value, beginning of year		$1.000	$1.000	$1.000	$1.000

Net investment income		0.018	0.007	0.006	0.012

Dividends from net investment income and net realized gain		(0.018)	(0.007)	(0.006)	(0.012)

Net asset value, end of year		$1.000	$1.000	$1.000	$1.000

Total return(1)		1.86%	0.75%	0.65%	1.20%

Net assets, end of year (000s)		$56,521	$72,079	$76,189	$104,082

Ratios to average net assets:
Gross expenses		0.52%	0.49%	0.46%	0.39%
Net expenses		0.52	0.47 (2)	0.41 (2)	0.35 (2)
Net investment income		1.80	0.73	0.63	1.20

(1)	Performance figures may reflect fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of fee waivers and/or expense reimbursements, the total return would be reduced.

(2)	The investment manager voluntarily waived a portion of its fees and/or expenses. Such waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.

Legg Mason Partners Balanced Fund         57

New York Tax Free Bond Fund — Class A Shares

	Year Ended December 31,

	2006	2005(1)	2004(1)	2003(1)	2002(1)
Net asset value, beginning of year		$11.92	$11.99	$11.91	$11.26

Income (loss) from operations:
Net investment income		0.42	0.44	0.47	0.49
Net realized and unrealized gain (loss)		(0.19)	(0.07)	0.08	0.65

Total income (loss) from operations		0.23	0.37	0.55	1.14

Less distributions from:
Net investment income		(0.42)	(0.44)	(0.47)	(0.49)

Total distributions		(0.42)	(0.44)	(0.47)	(0.49)

Net asset value, end of year		$11.73	$11.92	$11.99	$11.91

Total return(4)		1.94%	3.17%	4.77%	10.25%

Net assets, end of year (000s)		$93,549	$104,260	$116,982	$127,482

Ratios to average net assets:
Gross expenses		0.98%	0.96%	0.96%	1.00%
Net expenses(6)(7)		0.80	0.80	0.80	0.80
Net investment income		3.54	3.72	3.95	4.19

Portfolio turnover rate		34%	21%	12%	13%

(1)	Per share amounts have been calculated using the average shares method.

(2)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

(3)	For the period July 19, 2002 (inception date) to December 31, 2002.

(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursement are voluntary and may be reduced or terminated at any time.

(7)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.80% for Class A shares, 1.55% for Class B shares; 1.30% for Class C shares; 0.55% for Class O shares.

New York Tax Free Bond Fund — Class B Shares(1)

	Year Ended December 31,

	2006	2005	2004	2003	2002
Net asset value, beginning of year		$11.92	$11.99	$11.91	$11.26

Income (loss) from operations:
Net investment income		0.33	0.35	0.38	0.32
Net realized and unrealized gain (loss)		(0.19)	(0.07)	0.08	0.73

Total income (loss) from operations		0.14	0.28	0.46	1.05

Less distributions from:
Net investment income		(0.33)	(0.35)	(0.38)	(0.40)

Total distributions		(0.33)	(0.35)	(0.38)	(0.40)

Net asset value, end of year		$11.73	$11.92	$11.99	$11.91

Total return(4)		1.18%	2.41%	3.94%	9.43%

Net assets, end of year (000s)		$294	$275	$363	$218

Ratios to average net assets:
Gross expenses		2.22%	1.71%	1.71%	1.74%
Net expenses(6)(7)		1.55	1.55	1.55	1.55
Net investment income		2.78	2.96	3.18	3.32

Portfolio turnover rate		34%	21%	12%	13%

(1)	Per share amounts have been calculated using the average shares method.

(2)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

(3)	For the period July 19, 2002 (inception date) to December 31, 2002.

(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursement are voluntary and may be reduced or terminated at any time.

(7)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.80% for Class A shares, 1.55% for Class B shares; 1.30% for Class C shares; 0.55% for Class O shares.

58         Legg Mason Partners Funds

New York Tax Free Bond Fund — Class C Shares(1)(2)

	Year Ended December 31,

	2006	2005	2004	2003	2002(3)
Net asset value, beginning of year		$11.90	$12.00	$11.92	$11.72

Income (loss) from operations:
Net investment income		0.36	0.38	0.41	0.18
Net realized and unrealized gain (loss)		(0.19)	(0.10)	0.08	0.21

Total income (loss) from operations		0.17	0.28	0.49	0.39

Less distributions from:
Net investment income		(0.36)	(0.38)	(0.41)	(0.19)

Total distributions		(0.36)	(0.38)	(0.41)	(0.19)

Net asset value, end of year		$11.71	$11.90	$12.00	$11.92

Total return(4)		1.43%	2.40%	4.18%	3.30%

Net assets, end of year (000s)		$60	$33	$636	$37

Ratios to average net assets:
Gross expenses		4.22%	1.45%	1.47%	1.50	%(5)
Net expenses(6)(7)		1.29	1.30	1.30	1.30	(5)
Net investment income		3.01	3.31	3.38	3.63	(5)

Portfolio turnover rate		34%	21%	12%	13%

(1)	Per share amounts have been calculated using the average shares method.

(2)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

(3)	For the period July 19, 2002 (inception date) to December 31, 2002.

(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursement are voluntary and may be reduced or terminated at any time.

(7)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.80% for Class A shares, 1.55% for Class B shares; 1.30% for Class C shares; 0.55% for Class O shares.

New York Tax Free Bond Fund — Class O Shares(1)

	Year Ended December 31,

	2006	2005	2004	2003	2002
Net asset value, beginning of year		$11.91	$11.98	$11.90	$11.25

Income (loss) from operations:
Net investment income		0.45	0.47	0.50	0.52
Net realized and unrealized gain (loss)		(0.19)	(0.07)	0.08	0.64

Total income (loss) from operations		0.26	0.40	0.58	1.16

Less distributions from:
Net investment income		(0.45)	(0.47)	(0.50)	(0.51)

Total distributions		(0.45)	(0.47)	(0.50)	(0.51)

Net asset value, end of year		$11.72	$11.91	$11.98	$11.90

Total return(4)		2.19%	3.44%	4.99%	10.54%

Net assets, end of year (000s)		$388	$78	$93	$92

Ratios to average net assets:
Gross expenses		1.63%	0.71%	0.71%	0.75%
Net expenses(6)(7)		0.55	0.55	0.55	0.56
Net investment income		3.89	3.96	4.20	4.40

Portfolio turnover rate		34%	21%	12%	13%

(1)	Per share amounts have been calculated using the average shares method.

(2)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

(3)	For the period July 19, 2002 (inception date) to December 31, 2002.

(4)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower. Total returns for periods of less than one year are not annualized.

(5)	Annualized.

(6)	The investment manager voluntarily waived all or a portion of its fees and/or reimbursed expenses. Fee waivers and/or expense reimbursement are voluntary and may be reduced or terminated at any time.

(7)	As a result of a voluntary expense limitation, the ratio of expenses to average net assets of the Fund will not exceed 0.80% for Class A shares, 1.55% for Class B shares; 1.30% for Class C shares; 0.55% for Class O shares.

Legg Mason Partners Balanced Fund         59

Strategic Bond Fund — Class A Shares(1)

	Year Ended December 31,

	2006	2005		2004	2003	2002
Net asset value, beginning of year		$9.77		$9.66	$8.97	$8.85

Income (loss) from operations:
Net investment income		0.41		0.43	0.45	0.53
Net realized and unrealized gain (loss)		(0.17)		0.13	0.69	0.31

Total income from operations		0.24		0.56	1.14	0.84

Less distributions from:
Net investment income		(0.49)		(0.45)	(0.45)	(0.52)
Return of capital		—		—	—	(0.20)

Total distributions		(0.49)		(0.45)	(0.45)	(0.72)

Net asset value, end of year		$9.52		$9.77	$9.66	$8.97

Total return(2)		2.49%		5.93%	12.98%	9.91%

Net assets, end of year (000s)		$70,140		$60,739	$48,318	$29,385

Ratios to average net assets:
Gross expenses, including interest expense		1.30%		1.36%	1.36%	1.44%
Gross expenses, excluding interest expense		1.30		1.36	1.36	1.44
Net expenses, including interest expense		1.30		1.36	1.36	1.44
Net expenses, excluding interest expense		1.30		1.36	1.36	1.44

Net investment income		4.29		4.49	4.69	6.03

Portfolio turnover rate		107	%(4)	86%	78%	63%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.

(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the Portfolio Turnover Rate would have been 500%.

(5)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

(6)	For the period September 10, 2003 (inception date) to December 31, 2003.

(7)	Annualized.

Strategic Bond Fund — Class B Shares(1)

	Year Ended December 31,

	2006	2005		2004	2003	2002
Net asset value, beginning of year		$9.80		$9.67	$8.98	$8.87

Income (loss) from operations:
Net investment income		0.34		0.36	0.38	0.47
Net realized and unrealized gain (loss)		(0.19)		0.14	0.69	0.30

Total income from operations		0.15		0.50	1.07	0.77

Less distributions from:
Net investment income		(0.34)		(0.37)	(0.38)	(0.48)
Return of capital		—		—	—	(0.18)

Total distributions		(0.34)		(0.37)	(0.38)	(0.66)

Net asset value, end of year		$9.61		$9.80	$9.67	$8.98

Total return(2)		1.60%		5.32%	12.18%	9.12%

Net assets, end of year (000s)		$55,239		$68,873	$87,794	$93,877

Ratios to average net assets:
Gross expenses, including interest expense		2.08%		2.05%	2.07%	2.10%
Gross expenses, excluding interest expense		2.08		2.05	2.07	2.10
Net expenses, including interest expense		2.08		2.05	2.07	2.10
Net expenses, excluding interest expense		2.08		2.05	2.07	2.10

Net investment income		3.50		3.79	4.01	5.36

Portfolio turnover rate		107	%(4)	86%	78%	63%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.

(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the Portfolio Turnover Rate would have been 500%.

(5)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

(6)	For the period September 10, 2003 (inception date) to December 31, 2003.

(7)	Annualized.

60         Legg Mason Partners Funds

Strategic Bond Fund — Class C Shares(1)(5)

	Year Ended December 31,

	2006	2005		2004	2003	2002
Net asset value, beginning of year		$9.87		$9.74	$9.05	$8.93

Income (loss) from operations:
Net investment income		0.37		0.39	0.40	0.49
Net realized and unrealized gain (loss)		(0.18)		0.14	0.70	0.32

Total income from operations		0.19		0.53	1.10	0.81

Less distributions from:
Net investment income		(0.40)		(0.40)	(0.41)	(0.50)
Return of capital		—		—	—	(0.19)

Total distributions		(0.40)		(0.40)	(0.41)	(0.69)

Net asset value, end of year		$9.66		$9.87	$9.74	$9.05

Total return(2)		1.92%		5.59%	12.38%	9.50%

Net assets, end of year (000s)		$48,610		$60,061	$60,747	$53,358

Ratios to average net assets:
Gross expenses, including interest expense		1.83%		1.80%	1.82%	1.87%
Gross expenses, excluding interest expense		1.83		1.80	1.82	1.87
Net expenses, including interest expense		1.83		1.80	1.82	1.87
Net expenses, excluding interest expense		1.83		1.80	1.82	1.87

Net investment income		3.76		4.04	4.23	5.48

Portfolio turnover rate		107	%(4)	86%	78%	63%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.

(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the Portfolio Turnover Rate would have been 500%.

(5)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

(6)	For the period September 10, 2003 (inception date) to December 31, 2003.

(7)	Annualized.

Strategic Bond Fund — Class O Shares(1)

	Year Ended December 31,

	2006	2005		2004	2003	2002
Net asset value, beginning of year		$9.73		$9.61	$8.93	$8.84

Income (loss) from operations:
Net investment income		0.40		0.45	0.46	0.56
Net realized and unrealized gain (loss)		(0.18)		0.14	0.69	0.29

Total income from operations		0.22		0.59	1.15	0.85

Less distributions from:
Net investment income		(0.55)		(0.47)	(0.47)	(0.55)
Return of capital		—		—	—	(0.21)

Total distributions		(0.55)		(0.47)	(0.47)	(0.76)

Net asset value, end of year		$9.40		$9.73	$9.61	$8.93

Total return(2)		2.27%		6.29%	13.18%	10.11%

Net assets, end of year (000s)		$305		$360	$674	$532

Ratios to average net assets:
Gross expenses, including interest expense		1.37%		1.11%	1.11%	1.23%
Gross expenses, excluding interest expense		1.37		1.11	1.11	1.23
Net expenses, including interest expense		1.37		1.11	1.11	1.23
Net expenses, excluding interest expense		1.37		1.11	1.11	1.23

Net investment income		4.20		4.70	4.97	6.27

Portfolio turnover rate		107	%(4)	86%	78%	63%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.

(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the Portfolio Turnover Rate would have been 500%.

(5)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

(6)	For the period September 10, 2003 (inception date) to December 31, 2003.

(7)	Annualized.

Legg Mason Partners Balanced Fund         61

Strategic Bond Fund — Class I Shares(1)(8)

	Year Ended December 31,

	2006	2005		2004	2003(6)(3)
Net asset value, beginning of year		$9.70		$9.59	$9.36

Income (loss) from operations:
Net investment income		0.41		0.43	0.13
Net realized and unrealized gain (loss)		(0.17)		0.12	0.23

Total income from operations		0.24		0.55	0.36

Less distributions from:
Net investment income		(0.55)		(0.44)	(0.13)
Return of capital		—		—	—

Total distributions		(0.55)		(0.44)	(0.13)

Net asset value, end of year		$9.39		$9.70	$9.59

Total return(2)		2.57%		5.95%	3.90%

Net assets, end of year (000s)		$382		$240	$6

Ratios to average net assets:
Gross expenses, including interest expense		1.22		1.25	1.08	(7)
Gross expenses, excluding interest expense		1.22		1.25	1.08	(7)
Net expenses, including interest expense		1.22		1.25	1.08
Net expenses, excluding interest expense		—		1.25	1.08	(7)

Net investment income		4.32		4.55	4.55	(7)

Portfolio turnover rate		107	%(4)	86%	78%

(1)	Per share amounts have been calculated using the average shares method.

(2)	Performance figures may reflect voluntary fee waivers and/or expense reimbursements. Past performance is no guarantee of future results. In the absence of voluntary fee waivers and/or expense reimbursements, the total return would have been lower.

(3)	The investment manager voluntarily waived a portion of its fees and/or reimbursed expenses. Fee waivers and expense reimbursements are voluntary and may be reduced or terminated at any time.

(4)	Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the Portfolio Turnover Rate would have been 500%.

(5)	On April 29, 2004, Class 2 shares were renamed as Class C shares.

(6)	For the period September 10, 2003 (inception date) to December 31, 2003.

(7)	Annualized.

(8)	On November 20, 2006, Class Y shares were renamed as Class I shares.

62         Legg Mason Partners Funds

Supplement to Legg Mason Partners Funds Application

(Retail and IRA)

In Addition To Primary Application, All Fields Below Must Be Completed For Each Owner

IMPORTANT INFORMATION ABOUT OPENING A NEW ACCOUNT:

THE USA PATRIOT ACT: To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account.

What this means for you: When you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. This information will be verified to ensure the identity of all individuals opening a mutual fund account. If you do not provide us with this information, we will not be able to open the account. If we are unable to verify your identity, we reserve the right to close your account or take other steps that we may deem advisable.

1a.)	Account Registration

To be used for the following types of accounts:

—Individual/Joint

—Uniform Gifts/Transfers to Minors

—Corporate/Partnerships/Trusts

—Foreign Accounts

(For corporate/partnership/trust accounts and foreign accounts, refer to reverse for a listing of documents required to establish account)

Owner 1	Name of Owner or Authorized Signer

Address (P.O. Boxes must be accompanied by a street address)

City, State, Zip Code

Date of Birth

Social Security Number/Tax Identification Number

Owner 2	Name of Owner or Authorized Signer

Address (P.O. Boxes must be accompanied by a street address)

City, State, Zip Code

Date of Birth

Social Security Number/Tax Identification Number

Owner 3	Name of Owner or Authorized Signer

Address (P.O. Boxes must be accompanied by a street address)

City, State, Zip Code

Date of Birth

Social Security Number/Tax Identification Number

Corporate Accounts:

A certified copy of the Corporate Resolution with the corporate seal affixed to the document. Certification must be dated within 6 months of our receipt. It must state that the document is a true and complete copy of the original, that the resolution is in full force and effect and that it has not been revoked. The certification must be signed by the secretary of the corporation or by another officer who has not signed the letter of instruction. Please note that an original Medallion Signature Guarantee that is affixed to the document will serve as certification.

Partnership Accounts:

A certified copy of the Partnership Agreement outlining the rules and regulations of a business set up as a partnership. The Partnership Agreement must name the partners authorized to act on behalf of the business (to sell, buy, transfer or assign) and further state how many partners must act at any one time. This document must be certified by an acceptable bank or brokerage firm and should contain language which conveys it is a true and complete copy and is in full force and effect, the date, the name of the financial institution certifying the document, the signature and title of the person certifying on behalf of the financial institution and a signature or medallion guarantee by another officer of the financial institution. Be advised this document must be certified within 60 days prior to our receipt.

Trust Accounts:

A certified copy of the trust agreement and/or amendment to the trust agreement naming the authorized trustee(s). This certification must be dated within 60 days of our receipt.

Acceptable certification may be obtained from most domestic financial institutions, including domestic banks, domestic trust companies, municipal and government securities dealers and brokers, domestic credit unions, domestic savings associations, members of a domestic national securities exchange, domestic brokers and dealers, registered domestic securities associations, and domestic clearing agencies. Certification should appear on the document in the following format:

“This document is a true and complete copy of the original and is in full force and effect.”

Name of Bank or Brokerage Firm

By:	Authorized Signature

Date:

Foreign Accounts:

Copies of appropriate identification information must be included with the account application in order for the accounts to be established. For identification information, the foreign customer may provide copies of a government issued document that includes a government issued identification number and the country of issuance, such as a Passport, an alien identification card or other government issued document evidencing nationality or residence that bears a photograph.

SBPROAPPSUPP 5/06

Legg Mason Partners Funds

Account Application

Please Note: A separate application must be used to open an IRA account.

➢1. Type of Account (Please print)

(Account will not be opened without Taxpayer I.D. No. or Social Security No.)

☐  INDIVIDUAL

☐  JOINT

Social Security No. or Taxpayer I.D. No.

Name

Joint Registrant (if any)1,2

Social Security No. or Taxpayer I.D. No.

Name

[1]	Use only the Social Security Number or Taxpayer Identification Number of the first listed joint tenant.
[2]	For joint registrations, the account registrants will be joint tenants with right of survivorship and not tenants in common unless tenants in common or community property registrations are requested.

☐  UNIFORM GIFT TO MINORS OR        ☐  UNIFORM TRANSFER TO MINORS (where allowed by law)

Name of Adult Custodian (only one permitted)

Name

Minor’s Date of Birth

Name of Minor (only one permitted)

Minor’s Social Security No.

Name

(Account will not be opened without minor’s Social Security No.)

Uniform Gifts/Transfer to Minors Act.

under the

State of Residence of Minor

☐  CORPORATION

☐  PARTNERSHIP

Social Security No. or Taxpayer I.D. No.

☐  TRUST*

☐  OTHER

(Account will not be opened without Taxpayer I.D. No. or Social Security No.)

Name of Corporation, Partnership, or Other

Name(s) of Trustee(s)

*	If a Trust, include date of trust instrument and list trustees if they are to be named in the registration.

Date of the Trust Agreement

➢2. Mailing Address

Street or P.O. Box

City

State

Zip

Business Telephone

Home Telephone

➢3. Investment Information

Method of Investment

☐ I	have enclosed a check for the minimum of $500 per Fund ($250 for UGMA accounts; $50 for Other Retirement Plans; and $1 for Clients of Eligible Financial Intermediaries).
☐ I	have enclosed a check for the minimum of $25 per Fund and completed the Automatic Investment Plan information in Section 10.
☐ I	purchased shares of through my broker on / / . Confirm #

Please make my investment in the Funds designated below:

Class A	Class B	Class C	Class I	Legg Mason Partners Funds	Investment
				Balanced Fund	$
			N/A	California Tax Free Bond Fund	$
			N/A	National Tax Free Bond Fund	$
			N/A	New York Municipal Money Market Fund	$
			N/A	New York Tax Free Bond Fund	$
				Strategic Bond Fund	$
Total Investment Amount					$

➢4. Reduced Sales Charge (Available for Class A Shares Only)

☐	Right of Accumulation — If you, your spouse or your children under the age of 21 currently own shares of Legg Mason Partners funds offered with a sales charge, the current value of those shares may be included in determining whether you are entitled to a breakpoint in the sales charge on your future purchases. Please fill in the information below. (Please check with your Financial Consultant to see what shares and accounts may be included, and what documentation may be required)

Fund

Account No. or Social Security No.

☐	Letter of Intent — If you wish to enter into a Letter of Intent, which lets you take advantage of breakpoints by purchasing shares over a 13-month period, you must complete the separate Letter of Intent application.

➢5. Dividend and Capital Gains Distributions

Dividends and capital gains will be reinvested in the same Fund if no other option is selected.

Dividends

Capital Gains

☐	I wish to reinvest dividends in the same Fund.
☐	I wish to reinvest capital gains in the same Fund.
☐	I wish to have dividends paid in cash.
☐	I wish to have capital gains paid in cash.

The Automatic Dividend Diversification Program allows an investor to have dividends and any other distributions from the Fund automatically used to purchase shares of the same class of any other Fund. The receiving account must be in the same name as your existing account.

☐ Please reinvest dividends and capital gains from the                                                   Fund to the                                                  Fund.

Optional Features

➢6. Automatic Withdrawal Plan

I would like to establish an Automatic Withdrawal in the amount of $             to be executed on the      day of the month (or the next business day if the selected day falls on a weekend or holiday).

☐  Monthly☐  Quarterly☐  Startup Month/Year:

Automatic Withdrawals will be made on or near the 10th day of the month if no Date is selected.

A minimum account value of $10,000 in a single account is required to establish a monthly withdrawal plan. For quarterly plans a minimum of $5,000 in a single account is required.

Please mail checks to:

Wire transfers to:

☐ Address	of Record (named in Section 2)
☐ Bank	of Record (named in Section 10)

Name

Address

City

State

Zip

➢7. Telephone Redemption Privilege

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to redeem shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund’s current Prospectus. Checks for redemption of proceeds will be sent by check via U.S. Mail to the address of record, unless the information in Section 10 is completed for redemption by wire of $500 or more.

☐	I DO NOT want the Telephone Redemption Privilege.

➢8. Systematic Exchange Plan

I would like to exchange shares in my                          Fund account, for which no certificates have been issued, to:

$                              into the                                                                   Fund, Account #

$25 Minimum

$                              into the                                                                   Fund, Account #

$25 Minimum

$                              into the                                                                   Fund, Account #

$25 Minimum

The exchange will occur on or about the 15th of each month, beginning in the month of

➢9. Telephone Exchange Privilege

Unless indicated below, I authorize the Transfer Agent to accept instructions from any person to exchange shares in my account(s) by telephone, in accordance with the procedures and conditions set forth in the Fund’s current prospectus.

☐	I DO NOT want the Telephone Exchange Privilege.

➢10. Automatic Investment Plan

The Automatic Investment Plan, which is available to shareholders of the Legg Mason Partners Funds, makes possible regular monthly purchases of Fund shares to allow dollar-cost averaging. The Fund’s transfer agent can arrange for an amount of money selected by you ($25 minimum) to be deducted from your checking account and used to purchase shares of a specified Legg Mason Partners Fund.

Please withdraw $                             from my checking account (named in Section 11) on the      day of the month for investment:

☐  Monthly

☐  Every alternate month                                         ☐  Other

☐  Quarterly

☐  Semiannually

No more than one investment will be processed per month.

$                              into the                                                                                                                Fund

$25 Minimum

$                              into the                                                                                                                Fund

$25 Minimum

$                              into the                                                                                                                Fund

$25 Minimum

If you are applying for the Telephone Redemption Privilege or Automatic Investment Plan, please attach your voided check on top of our sample below.

JOHN DOE000 123 Main Street Anywhere, USA 12345 $

➢11. Bank of Record

Please attach a voided check in the space provided in Section 10.

Bank Name

Address

City

State

Zip

Bank ABA No.

Bank Account No.

Account Name

VOID

Signature and Dealer Information

➢12. Signature and Taxpayer Certification

The undersigned warrants that I (we) have full authority and, if a natural person, I (we) am (are) of legal age to purchase shares pursuant to this Application, and have received a current Prospectus for the Legg Mason Partners Fund(s) in which I (we) am (are) investing. The undersigned acknowledges that the Telephone Exchange Privilege is automatic and that I (we) may bear the risk of loss in the event of fraudulent use of the Privilege. If I (we) do not want the Telephone Exchange Privilege, I (we) have so indicated on this Application.

Under the Interest and Dividend Tax Compliance Act of 1983, the Fund is required to have the following certification:

Under the penalty of perjury, I certify that:

(1)  The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me), and

(2)  I am not subject to backup withholding because: (a) I am exempt from backup withholding; or (b) I have not been notified by the Internal Revenue Service that I am subject to backup withholding as a result of a failure to report all interest or dividends or; (c) the IRS has notified me that I am no longer subject to backup withholding.

(3)  I am a U.S. person (including a U.S. resident alien).

Certification Instructions — You must cross out Item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting of interest or dividends on your tax return. For real estate transactions, item (2) does not apply. For mortgage interest paid, the acquisition or abandonment of secured property, contributions to an individual retirement account (IRA), and generally payments other than interest and dividends, you are not required to sign the Certification, but you must provide your correct Taxpayer Identification Number.

☐	Exempt from Backup Withholding (i.e., exempt entity as described in Application Instructions)
☐	Nonresident alien [form W-8 attached]Country of Citizenship

The Internal Revenue Service does not require your consent to any provision of this document other than the certifications required to avoid backup withholding.

Authorized signature                                                    Title                                                    Date

Authorized signature                                                    Title                                                    Date

➢13. For Dealer Use Only (Please print)

We hereby authorize Legg Mason Investor Services, LLC to act as our agent in connection with transactions authorized by the Application and agree to notify Legg Mason Investor Services, LLC of any purchases made under a Letter of Intent or Right of Accumulation. If this Application includes a Telephone Exchange Privilege authorization, a Telephone Redemption Privilege authorization or an Automatic Withdrawal Plan request, we guarantee the signature(s) above.

Dealer’s Name

Main Office Address

Dealer Number

Branch #

Rep #

Representative’s Name

Branch Address

Telephone No.

Authorized Signature of Dealer

Title

If desired, I elect to have third party statements sent to the following address:

Customer Service

For customer service, including account information, transfers and Fund prices, you may call

1-800-446-1013

between 9:00 a.m. and 5:00 p.m. Eastern Standard Time.

Mailing Instructions

Mail your completed account application and check made payable to Legg Mason Partners Funds: Legg Mason Partners Funds c/o PFPC Inc. P.O. Box 9699 Providence, RI 02940-9699	OR	(for overnight and express mail delivery) Legg Mason Partners Funds c/o PFPC Inc. 101 Sabin Street Pawtucket, RI 02860 SBPROAPP 5/06

Checkwriting Privilege

Signature Card

Legg Mason Partners

New York Municipal Money Market Fund

PNC Bank

Account Number

Account Name(s) as Registered

Authorized Signature(s) — Individuals must sign as their names appear in account registration

1

2

3

4

☐	Check if all signatures are required
☐	Check if only one signature is requiredDate
☐	Check if combination of signatures is required and specify number and/or individual(s)

SUBJECT TO CONDITION ON REVERSE SIDE

The Payment of Funds is Authorized by the Signature(s) Appearing on Reverse Side.

By executing this signature card, I (we) hereby authorize PNC Bank (“Bank”) to honor checks drawn by me (us) on my (our) Account in the Investment Company (“Fund”) indicated on the reverse side of this form with payment therefore to be made by redeeming sufficient full and fractional shares in that Account without a signature guarantee.

If this card is signed by more than one person, all checks will require only one of the signatures appearing on the reverse side if the option of “only one signature is required” has been selected.

Checks may not be written for amounts less than $500 or such other minimum or maximum as may from time to time be established by the Fund. Shares for which certificates have been issued may not be redeemed by check. No redemption of shares purchased by check will be permitted pursuant to this Check Redemption Service until the check has cleared which may take up to 10 days. The Bank reserves the right to dishonor checks in amounts exceeding the value of the shareholder’s account at the time the check is presented for payment.

Neither the Bank nor the Fund shall incur any liability for honoring my (our) redemption checks, or for effecting redemptions pursuant to the Check Redemption Service or for returning checks which have not been honored. The Bank and the Fund shall be liable only for their own negligence.

I (we) understand and agree that this Check Redemption Service is in all respects subject to the procedures, rules and regulations of the Bank governing checking accounts, and also to the terms and conditions in the Fund’s current Prospectus and Statement of Additional Information, and that the Bank and the Fund reserve the right to change, modify or terminate the Service at any time upon written notification mailed to my (our) address of record.

(Investment Company Act

file no. 811-06087, 811-02667,

811-14025, 811-5034)

[                                         ]

Legg Mason Partners Funds

Additional Information About the Funds The New York Municipal Money Market Fund’s website does not make available the funds’ Statement of Additional Information and shareholder reports because the website is not currently set up to do so.

Shareholder reports Additional information about the funds’ investments is available in each fund’s Annual and Semi-Annual Reports to shareholders. In each fund’s Annual Report, you will find a discussion of the market conditions and investment strategies that significantly affected each fund’s performance.

The funds send only one report to a household if more than one account has the same address. Contact your Service Agent or Legg Mason Partners Shareholder Services if you do not want this policy to apply to you.

Statement of additional information The statement of additional information provides more detailed information about each fund. It is incorporated by reference into (is legally a part of) this combined prospectus.

How to obtain additional information You can make inquiries about a fund or obtain shareholder reports or the Statement of Additional Information (without charge) by contacting the transfer agent at 1-800-446-1013, calling Legg Mason Partners Shareholder Services at 800-451-2010, writing the funds at 125 Broad Street, New York, NY 10004, visiting the funds’ Internet website at http://www.leggmason.com/InvestorServices (except for the Money Market funds which do not have an Internet website) or calling your Service Agent.

You can also review the fund’s shareholder reports, prospectus and statement of additional information at the Securities and Exchange Commission’s (the “SEC”) Public Reference Room in Washington, D.C. You can get copies of these materials for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing to the Public Reference Section of the SEC, Washington, D.C. 20549-0102. Information about the Public Reference Room may be obtained by calling the SEC at 1-800-SEC-0330. You can also obtain the same reports and information free from the EDGAR Database on the SEC’s web site at http:/www.sec.gov.

If someone makes a statement about the funds that is not in this prospectus, you should not reply upon that information. Neither the funds nor the distributors are offering to sell shares of the funds to any person to whom the funds may not lawfully sell their shares.

                    , 2007

STATEMENT OF ADDITIONAL INFORMATION

LEGG MASON PARTNERS BALANCED FUND

LEGG MASON PARTNERS CALIFORNIA TAX FREE BOND FUND

LEGG MASON PARTNERS NATIONAL TAX FREE BOND FUND

LEGG MASON PARTNERS NEW YORK TAX FREE BOND FUND

LEGG MASON PARTNERS NEW YORK MUNICIPAL MONEY MARKET FUND

LEGG MASON PARTNERS STRATEGIC BOND FUND

125 BROAD STREET

NEW YORK, NEW YORK 10004

(800) 451-2010

The following Legg Mason Partners funds are addressed herein: (i) Legg Mason Partners Balanced Fund (“Balanced Fund”), (ii) Legg Mason Partners California Tax Free Bond Fund (“California Tax Free Bond Fund”), (iii) Legg Mason Partners National Tax Free Bond Fund (“National Tax Free Bond Fund”), (iv) Legg Mason Partners New York Municipal Money Market Fund (“New York Municipal Money Market Fund”), (v) Legg Mason Partners New York Tax Free Bond Fund (“New York Tax Free Bond Fund”), and (vi) Legg Mason Partners Strategic Bond Fund (“Strategic Bond Fund”) (each, a “Fund” and collectively, the “Funds”).

This Statement of Additional Information (the “SAI”) is not a prospectus and is only authorized for distribution when preceded or accompanied, as the case may be, by the current prospectus for the Funds, dated                     , 2007, as supplemented from time to time (the “Prospectus”). This SAI supplements and should be read in conjunction with the Prospectus. Additional information about the Funds’ investments is available in the Funds’ annual and semi-annual reports to shareholders (the “Reports”). The Reports contain financial statements that are incorporated herein by reference. The Prospectus and copies of the Reports may be obtained free of charge by contacting a distributor’s financial advisor or registered representative, a broker/dealer, financial intermediary or a financial institution that has entered into an agreement with one of the fund’s distributors (each called a “Service Agent”), or by writing or calling the Funds at the address or telephone number set forth above. Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”) and Citigroup Global Markets Inc. (“CGMI”) serve as each Fund’s distributors.

1

2

THE FUNDS

As part of a number of initiatives launched in 2006 to restructure and streamline the Legg Mason Partners Fund complex, each Fund assumed the assets and liabilities of a predecessor fund with the same name. The Balanced Fund is now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly equity-type funds, and is a series of Legg Mason Partners Investment Trust (the “Equity Trust”), a Massachusetts business trust. The other Funds are now grouped for organizational and governance purposes with other Legg Mason Partners funds that are predominantly fixed income-type funds. The Legg Mason Partners California Tax Free Bond Fund, Legg Mason Partners National Tax Free Bond Fund, Legg Mason Partners New York Tax Free Bond Fund and Legg Mason Partners Strategic Bond Fund are series of Legg Mason Partners Income Funds (the “Fixed Income Trust”), a Massachusetts business trust. The New York Municipal Money Market Fund is a series of Legg CitiFunds Trust III (the “Money Market Trust”), a Massachusetts business trust. Other initiatives, including the election of a new Board for each Fund’s Trust and the approval of certain revised fundamental investment policies, have also been accomplished, and more information on these matters appears in this SAI. If certain remaining initiatives are accomplished, the Balanced Fund will become a series of Legg Mason Partners Equity Trust, a Maryland business trust, the National Tax Free Bond Fund, California Tax Free Bond Fund, New York Tax Free Bond Fund and Strategic Bond Fund will become series of Legg Mason Partners Income Trust, a Maryland business trust and the New York Municipal Money Market Fund will become a series of Legg Mason Partners Money Market Trust, a Maryland business trust. Certain historical information contained in the SAI is that of each Fund’s predecessor.

Reference herein to a Fund’s “Board” means each Fund’s Board of Trustees.

Legg Mason Partners Fund Advisor, LLC (“LMPFA” or the “manager”) serves as the investment manager of each Fund. Western Asset Management Company (“Western Asset”), Western Asset Management Company Limited (“Western Asset Limited”) and ClearBridge Advisors, LLC (“ClearBridge”) provide the day-to-day portfolio management of each Fund, as subadvisers. Western Asset is subadviser of all of the Funds. Western Asset Limited is also a subadviser for the Strategic Bond Fund and ClearBridge is also a subadviser for the Balanced Fund. The selection of investments for each Fund and the way it is managed depend on the conditions and trends in the economy and the financial marketplaces. LMPFA also provides administrative services for the Funds.

Shares of each Fund are sold continuously by Legg Mason Investor Services, LLC (“LMIS”), a wholly-owned broker/dealer subsidiary of Legg Mason, Inc. (“Legg Mason”) and an affiliate of the manager, and Citigroup Global Markets Inc. (“CGMI”) (formerly Salomon Smith Barney Inc.), each Fund’s distributors. Shares may be purchased from the Funds’ distributors, or from certain broker/dealers, financial intermediaries or financial institutions that have entered into an agreement with the Funds’ distributors (each, a “Service Agent”).

ADDITIONAL INFORMATION ON FUND INVESTMENTS

AND INVESTMENT POLICIES

The Prospectus describes each Fund’s investment objective and principal investment policies. The discussion below provides additional information about each Fund’s investment policies and the types of securities and other instruments in which each Fund may invest in order to achieve its investment objective. Of course, there is no guarantee that a Fund will achieve its investment objective. Investors should also read the section entitled “ADDITIONAL INVESTMENT ACTIVITIES AND RISK FACTORS” for a description of these and other investments and investment strategies that may be utilized by the Funds.

[The investment objective of New York Municipal Money Market Fund is fundamental and may only be changed when permitted by law and approved by the holders of a majority of the Fund’s outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”).] The investment

3

objectives of each of the other Funds are non-fundamental, which means that they may be changed without shareholder approval. [New York Municipal Money Market Fund has called a meeting of shareholders to consider several proposals, including a proposal to make the Fund’s investment objective non-fundamental. If approved by the shareholders, the investment objective of New York Municipal Money Market Fund may be changed without shareholder approval.]

The investment policies described below are generally non-fundamental policies, which means that they may be changed without shareholder approval. However, certain policies, called fundamental policies or restrictions, may be changed only with shareholder approval. The fundamental policies of each Fund are described under “INVESTMENT RESTRICTIONS AND LIMITATIONS” in this SAI. Compliance with any policy or limitation for a Fund, other than limitations on borrowing, that is expressed as a percentage of assets is determined at the time of purchase of portfolio securities. The policy will not be violated if these limitations are exceeded because of changes in the market value of the Fund’s assets for any other reason.

The 80% investment policies for each of the California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund are fundamental policies and may not be changed without shareholder approval.

For a discussion of the investment practices highlighted below in bold italics and the risks associated with these investment practices, see the descriptions of investment practices, organized alphabetically by investment practice, in “ADDITIONAL INVESTMENT ACTIVITIES AND RISK FACTORS.”

Balanced Fund

Principal Investment Strategies. The Balanced Fund invests in a broad range of equity and fixed income securities of both U.S. and foreign issuers. The Balanced Fund varies its allocations between equity and fixed income securities depending on the portfolio manager’s view of economic and market conditions, fiscal and monetary policy and security values. However, under normal market conditions at least 40% of the Fund’s assets are allocated to equity securities.

Additional Information. The Balanced Fund’s principal investment strategies are described above. The following provides additional information on these principal strategies and describes other investment strategies that may be used by the Balanced Fund.

The Balanced Fund seeks to achieve its objective through investment in a broad range of equity and fixed income securities of both U.S. and foreign issuers. However, under normal market conditions at least 40% of the Fund’s assets are allocated to equity securities.

Up to 20% of the Fund’s net assets may be invested in non-convertible fixed income securities that are rated Ba or lower by Moody’s Investors Services, Inc. (“Moody’s”) or BB or lower by Standard and Poors (“S&P”) or Fitch, Inc. (“Fitch”) or determined by the subadviser to be of comparable quality. These high yield securities are commonly known as “junk bonds.” There is no limit on the amount of the Fund’s assets that can be invested in convertible securities rated below investment grade. Certain of the fixed income securities in which the Fund may invest may be distressed debt securities. In addition to corporate debt securities, the Fund may invest in U.S. government securities and mortgage-backed securities, the types and characteristics of which are set forth below in the discussion under “U.S. Government Fund” in this section of the SAI. The Fund may also purchase privately issued mortgage securities which are not guaranteed by the U.S. government or its agencies or instrumentalities and corporate asset-backed securities.

Other fixed income securities in which the Fund may invest include zero coupon bonds, PIK bonds and deferred interest bonds.

4

The Fund may invest up to 20% (and generally expects to invest between 10% and 20%) of its total assets in foreign securities, including depository receipts.

The Fund may invest in fixed and floating rate loans (“Loans”) arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions (See sovereign government and supranational debt). The Fund may invest in such Loans in the form of loan participations and assignments of all or a portion of Loans from third parties.

The Fund may enter into repurchase agreements, reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may make loans of portfolio securities. The Fund may also enter into mortgage “dollar rolls.” The Fund will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

The Fund may invest up to 15% of the value of its assets in illiquid securities, such as restricted securities and securities that are not readily marketable. The Fund may purchase Rule 144A securities, including such securities for which there is a secondary market of qualified institutional buyers as contemplated by Rule 144A under the Securities Act of 1933 (the “1933 Act”). The Fund’s holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

The Fund is currently authorized to use all of the various investment strategies referred to as derivatives. With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the Fund.

During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in taxable U.S. dollar-denominated high quality money market instruments and other short-term instruments. These investments may result in a lower yield than would be available from a lower quality or longer term investments. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective.

California Tax Free Bond Fund

Principal Investment Strategies. The California Tax Free Bond Fund invests primarily in investment grade municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, and from California personal income taxes. Under normal market conditions, the California Tax Free Bond Fund invests at least 80% of its assets in these municipal obligations. Issuers of these obligations are usually located in California, but the obligations can also be issued by Puerto Rico and other U.S. territories. Municipal obligations are debt securities issued by states, cities, towns and other public entities and qualifying issuers. The California Tax Free Bond Fund may invest directly in municipal obligations or in participation or other interests in municipal obligations.

Additional Information. The California Tax Free Bond Fund’s principal investment strategies are described above. The following provides additional information on these principal strategies and describes other investment strategies that may be used by the California Tax Free Bond Fund.

The California Tax Free Bond Fund seeks its objective by investing in debt securities consisting primarily of obligations issued by state and municipal governments and by other qualifying issuers (municipal obligations) that pay interest that is exempt from both California personal income taxes and federal income taxes, including the federal alternative minimum tax (“California municipal obligations”). As a fundamental policy, at least 80% of the Fund’s assets will be invested in California municipal obligations under normal circumstances. California municipal obligations include municipal obligations of the State of California and its political subdivisions, Puerto Rico, other U.S. territories and their political subdivisions and other qualifying issuers.

5

Subject to the limitations set forth in the Prospectus, the Fund may invest up to 20% of its assets in municipal obligations subject to state and local taxes or the federal alternative minimum tax or in short-term debt securities such as U.S. government obligations, corporate obligations or commercial paper that pay interest that is subject to state and local personal income taxes and federal income taxes, including the federal alternative minimum tax.

The Fund may purchase securities rated “Baa” by Moody’s or “BBB” by S&P or Fitch and securities of comparable quality, which may have higher risk of nonpayment of principal and interest. See “Description of Ratings” in Appendix A. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates.

The Fund may invest up to 10% of its net assets in illiquid securities such as securities for which there is a limited trading market or which are restricted securities. The Fund may purchase Rule 144A securities, including such securities for which there is a secondary market of “qualified institutional buyers,” as defined in Rule 144A under the 1933 Act. The Fund’s holdings of Rule 144A securities which are liquid securities will not be subject to the 10% limitation on investments in illiquid securities. The Fund may also invest in municipal lease obligations. Participations in municipal lease obligations are deemed to be illiquid unless otherwise determined by the Fund’s Board.

Certain of the obligations that the Fund may purchase may have a floating or variable rate of interest.

The Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase participation interests in municipal obligations, futures contracts (see derivatives) and may purchase and sell securities on a firm commitment basis, including when-issued securities, and make loans of portfolio securities. The Fund may also engage in short sales of securities against the box if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Fund may also enter into standby commitments with respect to securities held in its portfolio. Such transactions entitle the Fund to “put” its securities at an agreed upon price within a specified period of time prior to their maturity date. The Fund may also invest in other investment companies.

During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in taxable U.S. dollar-denominated high quality money market instruments and other short-term instruments. These investments may result in a lower yield than would be available from lower quality or longer term investments. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective.

California Tax Free Bond Fund intends to invest a high proportion of its assets in California municipal obligations. Maximization of total return and preservation of principal is dependent upon the continuing ability of California issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations. Many complex political, social and economic forces influence California’s economy and finances, which may in turn affect the State’s financial plan. These forces may affect California unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State’s control. Other issuers of municipal securities in which the Fund may invest from time to time are similarly subject to political, social and economic forces affecting those issuers.

California’s economy has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In early 2001, California’s economy slipped into a recession, which was concentrated in the state’s high-tech sector and, geographically, in the San Francisco Bay Area. There is evidence that the economy may have since stabilized. Broad measures of the national and California economies, such as inflation-adjusted gross domestic product and California personal income and taxable sales,

6

posted solid gains in 2005, even if all three grew somewhat slower than in 2004. Year-over-year growth of real gross domestic product and California personal income in the first three quarters of 2005 and California taxable sales in the first half of 2005 was higher than average yearly growth in the preceding ten years. Also, made-in-California exports continued to grow, but not nearly as quickly as in 2004.

The 2006-07 Governor’s budget, released on January 10, 2006, estimates that the operating deficit for 2006-07 fiscal year will be $6.3 billion. However, the budget is balanced by using a large part of the 2005-06 fiscal year ending fund balance.] [To be updated by amendment

There can be no assurance that current or future economic difficulties in the United States or California and the resulting impact on the state will not adversely affect the market value of California municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning the economy of California, see Appendix B to this SAI. The summary set forth above and in Appendix B is included for the purpose of providing a general description of the State of California credit and financial conditions, is based on information from statements of issuers of California municipal obligations, and does not purport to be complete. The Fund is not responsible for the accuracy or timeliness of this information.

California municipal obligations, in addition to municipal obligations of the State of California and its political subdivisions, also include municipal obligations of Puerto Rico, other U.S. Territories and their political subdivisions and other qualifying issuers. For information concerning the economy of Puerto Rico, please see Appendix C of this SAI.

National Tax Free Bond Fund

Principal Investment Strategies. The National Tax Free Bond Fund invests primarily in investment grade municipal obligations issued by a variety of states and localities that pay interest that is exempt from federal income taxes, including the federal alternative minimum tax. These obligations may include obligations of Puerto Rico and other U.S. territories. Under normal market conditions, the National Tax Free Bond Fund invests at least 80% of its assets in municipal obligations that pay interest that is exempt from federal personal income taxes, including the federal alternative minimum tax. Municipal obligations are debt securities issued by states, cities, towns and other public entities and qualifying issuers. The National Tax Free Bond Fund may invest directly in municipal obligations or in participation or other interests in municipal obligations.

Additional Information. The National Tax Free Bond Fund’s principal investment strategies are described above. The following provides additional information on these principal strategies and describes other investment strategies that may be used by the National Tax Free Bond Fund.

The National Tax Free Bond Fund seeks to meet its objective by investing in municipal obligations that pay interest that is exempt from federal income taxes including the federal alternative minimum tax. As a fundamental policy, under normal circumstances, the Fund invests at least 80% of the its assets in tax-exempt municipal obligations. These obligations may include municipal obligations of Puerto Rico and other U.S. territories. For information concerning the economy of Puerto Rico, please see Appendix C of this SAI.

Subject to its 80% policy described above, the Fund may invest up to 20% of its assets in municipal obligations that pay interest subject to the federal alternative minimum tax and in other short-term debt securities, such as commercial paper or other corporate or U.S. government obligations that pay interest that is subject to federal income taxes.

The Fund may purchase securities rated “Baa” by Moody’s or “BBB” by S&P or Fitch and securities of comparable quality, which may have higher risk of nonpayment of principal and interest. See “Description of

7

Ratings” in Appendix A. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates.

The Fund may invest up to 15% of its net assets in illiquid securities such as restricted securities or securities that are not readily marketable. The Fund may purchase Rule 144A securities, including such securities for which there is a secondary market of “qualified institutional buyers” as defined in Rule 144A under the 1933 Act. The Fund’s holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities. The Fund may also invest in municipal lease obligations. Participations in municipal lease obligations are deemed to be illiquid unless otherwise determined by the Board of Trustees.

The Fund may purchase and sell securities on a firm commitment basis, including when-issued securities.

The Fund may enter into repurchase agreements, reverse repurchase agreements, may purchase futures contracts (see derivatives) and may make loans of portfolio securities. The Fund may also engage in short sales of securities against the box if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Fund may enter into standby commitments with respect to securities held in its portfolio. Such transactions entitle the Fund to “put” its securities at an agreed upon price within a specified period of time prior to their maturity date. The Fund may also invest in other investment companies.

During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in taxable U.S. dollar-denominated high quality money market instruments and other short-term instruments. These investments may result in a lower yield than would be available from a lower quality or longer term investments. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective.

New York Municipal Money Market Fund

Principal Investment Strategies. The New York Municipal Money Market Fund invests primarily in high quality, short-term “New York municipal securities,” which are debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities (or certain other governmental issuers such as Puerto Rico, the Virgin Islands, and Guam). Under normal circumstances, the New York Municipal Money Market Fund invests at least 80% of its assets in these obligations. The interest on these obligations is exempt from regular federal income tax and New York State and New York City personal income taxes, but may be subject to the federal alternative minimum tax. The interest rate on these obligations normally is lower than it would be if the obligations were subject to taxation.

Additional Information. The New York Municipal Money Market Fund’s principal investment strategies are described above. The following provides additional information on these principal strategies and describes other investment strategies that may be used by the New York Municipal Money Market Fund.

The types of municipal obligations in which the New York Municipal Money Market Fund may invest include:

(1)	Municipal commercial paper that is rated “P-1” or “P-2” by Moody’s or “A-1” or “A-2” by S&P or, if not rated, is, in the opinion of the subadviser based on guidelines established by the Fund’s Board, of comparable quality to rated municipal commercial paper in which the Fund may invest (see “Description of Ratings” in Appendix A);

(2)	Municipal notes that are rated “MIG 1”, “MIG 2” (or “VMIG 1” or “VMIG 2” in the case of variable rate demand notes), “P-1”, “P-2” or “Aa” or better by Moody’s or “SP-1”, “SP-2”, “A-1”, “A-2” or

8

“AA” or better by S&P or, if not rated, are, in the opinion of LMPFA based on guidelines established by the Fund’s Board, of investment quality comparable to rated municipal notes in which the Fund may invest; and

(3)	Municipal bonds which are rated “Aa” or better by Moody’s or “AA” or better by S&P or, if not rated, are, in the opinion of LMPFA based on guidelines established by the Fund’s Board, of comparable quality to rated municipal bonds in which the Fund may invest.

As a fundamental policy, under normal market conditions, the Fund invests at least 80% of its assets in high-quality, short-term New York municipal obligations, which are debt obligations issued by the State of New York and its political subdivisions, agencies and public authorities (or certain other governmental issuers such as Puerto Rico, the Virgin Islands and Guam) and related investments. The interest on these obligations is exempt from regular federal income tax and New York State and New York City personal income taxes, but may be subject to the federal alternative minimum tax. To the extent not so invested, the remaining 20% of the Fund’s assets may be invested in high quality, short-term money market instruments, the income from which is subject to New York and federal income taxes. However, the Fund currently intends to invest substantially all of its assets in municipal obligations that are exempt from federal income tax and from the personal income taxes of the State of New York and New York City. See “Additional Information Concerning Taxes.” To the extent that the unavailability of suitable obligations for investment by the Fund prevents it from investing substantially all of its assets in such obligations, the Fund may purchase municipal obligations issued by other states, their agencies and instrumentalities.

Taxable money market instruments that may be purchased by the Fund include U.S. government obligations which are issued or guaranteed as to principal and interest by the United States government or by agencies or instrumentalities thereof; obligations issued or guaranteed by United States banks with total assets of at least $1 billion (including obligations of foreign branches of such banks) and by the 75 largest foreign commercial banks in terms of total assets; high quality commercial paper and other high quality short-term debt obligations; and sovereign debt and obligations of supranational entities, including obligations of the World Bank, other supranational organizations and foreign governments and their agencies and instrumentalities.

For a discussion of the government obligations, bank obligations and World Bank and other supranational and foreign government obligations in which the Fund may invest.

The commercial paper that may be purchased by the Fund consists of direct obligations of domestic and foreign issuers which are (i) rated “P-1” or “P-2” by Moody’s or “A-1” or “A-2” by S&P or (ii) if not rated, are issued or guaranteed as to principal and interest by issuers having an extensive debt security rating of “Aa” or better by Moody’s or “AA” or better by S&P or are, in the opinion of the subadviser, of comparable quality to rated commercial paper in which the Fund may invest. The corporate debt securities in which the Fund may invest will consist of non-convertible corporate debt securities such as bonds and debentures which are rated “Aa” or better by Moody’s or “AA” or better by S&P or are, in the opinion of the subadviser, of comparable quality to rated debt securities in which the Fund may invest. The Fund may also enter into repurchase agreements with respect to the taxable obligations identified above. Dividends paid by the Fund that are attributable to interest derived from taxable money market instruments will be taxable to investors.

If at some future date, in the subadviser’s opinion, adverse conditions prevail in the market for municipal obligations exempt from federal income tax (not including the federal alternative minimum tax) and from the personal income taxes of the State of New York and New York City, the Fund may, for temporary defensive purposes, invest more than 20% of its assets in municipal obligations issued by other states, their agencies or instrumentalities or in taxable money market instruments. Moreover, if at some future date, in the opinion of the subadviser, adverse conditions in the market for municipal securities generally should prevail, the Fund may temporarily invest more than 20% of its assets in cash reserves or in taxable money market instruments in order to maintain a defensive posture. To the extent that the Fund deviates from its investment policies as a result of

9

the unavailability of suitable obligations or for other temporary defensive purposes, its investment objective of seeking income exempt from federal income tax (not including the federal alternative minimum tax) and the personal income taxes of New York State and New York City may not be achieved.

Municipal bonds at the time of issuance are generally long-term securities with maturities of as much as thirty years or more, but, in order to be purchased by the Fund and other money market funds, have features reducing their deemed maturity to 397 days or less from the date of purchase by the Fund. Municipal commercial paper that may be purchased by the Fund consists of short-term obligations of a municipality. Such paper is likely to be issued to meet seasonal working capital needs of a municipality or as interim construction financing. Municipal commercial paper, in many cases, is backed by a letter of credit lending agreement, note repurchase agreement or other credit facility agreement offered by banks and other institutions.

The interest on private activity bonds issued after August 7, 1986 is an item of tax preference for purposes of the federal alternative minimum tax. The Fund will not be restricted with respect to the proportion of its assets that may be invested in such obligations. Accordingly, the Fund may not be a suitable investment vehicle for individuals or corporations that are subject to the federal alternative minimum tax.

The Fund’s portfolio may also include “moral obligation” securities, which are normally issued by special purpose public authorities. If the issuer of moral obligation securities is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality that created the issuer.

As a money market fund, the Fund is required to limit its investments so that with regard to 75% of total assets, no more than 5% of assets are invested in the securities of a single issuer, and with respect to the remaining 25% of total assets, no more than 5% of total assets are invested in the securities of a single issuer unless such securities meet certain credit quality requirements. Because the Fund has the ability, like many other single-state tax-free money market funds, to invest a significant percentage of its assets in the securities of a single issuer, an investment in the Fund may be riskier than an investment in other types of money market funds.

From time to time the Fund may invest 25% or more of its assets in municipal obligations that are related in other ways such that an economic, business or political development or change affecting one such obligation could also affect the other obligations; for example, municipal obligations the interest on which is paid from revenues of similar types of projects. In addition, from time to time, the Fund may invest 25% or more of its assets in industrial development bonds, which, although issued by industrial development authorities, may be backed only by assets and revenues of non-governmental users.

Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income tax and New York State and New York City personal income taxes are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Fund nor the subadviser will review the proceedings relating to the issuance of municipal obligations or the basis for such opinions.

The Fund may invest without limitation in bank obligations including those that are guaranteed or have other credit support provided by a foreign bank. The Fund’s ability to receive payment with respect to any such guarantee or other credit support may involve certain risks, such as future political, social and economic developments, less governmental supervision and regulation, market liquidity differences, the possible establishment of laws or restrictions that might adversely affect the payment of the bank’s obligations under the guarantee or other credit support and the difficulty of obtaining or enforcing a judgment against the bank.

Certain of the obligations that the Fund may purchase may be floating and variable rate instruments.

The Fund may purchase participation certificates issued by a bank, insurance company or other financial institution in obligations that may otherwise be purchased by the Fund.

10

The Fund may invest in municipal lease obligations. Certain investments in lease obligations may be illiquid. The Fund may not invest in illiquid lease obligations if such investments, together with all other illiquid investments, would exceed 10% of the Fund’s net assets. The Fund may, however, invest without regard to such limitation in lease obligations which the subadviser, pursuant to guidelines which have been adopted by the Board of Trustees and subject to the supervision of the Board of Trustees, determines to be liquid.

The Fund may purchase securities on a firm commitment basis, including when-issued securities.

The Fund may enter into stand-by commitments with respect to securities held in its portfolio. Such transactions entitle the Fund to “put” its securities at an agreed upon price within a specified period of time prior to their maturity date.

The Fund is not authorized to use the various investment strategies referred to under “Additional Investment Activities and Risk Factors—Derivatives.”

The subadviser seeks to enhance the Fund’s yield by taking advantage of yield disparities or other factors that occur in the money market. For example, market conditions frequently result in similar securities trading at different prices. The Fund may dispose of any portfolio security prior to its maturity if such disposition and reinvestment of the proceeds are expected to enhance yield consistent with the subadviser’s judgment as to a desirable portfolio maturity structure or if such disposition is believed to be advisable due to other circumstances or considerations. Subsequent to its purchase, a portfolio security may be assigned a lower rating or cease to be rated. Such an event would not require the disposition of the instrument, but the subadviser will consider such an event in determining whether the Fund should continue to hold the security. The policy of the Fund regarding dispositions of portfolio securities and its policy of investing in securities deemed to have maturities of 397 days or less will result in high portfolio turnover. A higher rate of portfolio turnover results in increased transaction costs to the Fund in the form of dealer spreads.

The Fund intends to invest a high proportion of its assets in New York municipal obligations and as a result is susceptible to events and risks affecting the New York market. The Fund’s ability to achieve its investment objective is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations. Many complex political, social and economic forces influence New York State’s economy and finances, which may in turn affect New York’s financial plan. These forces may affect New York unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State’s control. Other issuers of municipal securities in which the Fund may invest from time to time are similarly subject to political, social and economic forces affecting those issuers.

The September 11th terrorist attack had a devastating impact on the New York economy. New York City is in the process of recovering from the severity of the blow. However, as of October 2005, the New York State Index of Coincident Economic Indicators prepared by the State’s Division of the Budget shows that the State economy has been in recovery for two years. The State economy added about 80,000 private sector jobs between September 2004 and November 2005. The State is estimated to have emerged from recession in the summer of 2003.

Consistent with more moderate growth at the national level, the New York State expects that its economy will see continued, albeit slightly slower, growth in 2006 and beyond. However, New York has a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. Accordingly, a weaker performance within the financial sector than is currently projected could have a more significant impact on the state than on the nation as a whole. In addition, positive revisions to projected receipts in New York State’s third quarter update to its 2005-06 financial plan were due to strong growth in tax collections, particularly in personal income tax collection and business tax. However, much of the increase in State collections through September 2005 was concentrated in taxes that historically have been highly volatile, especially the real estate transfer tax, estate tax, and the corporate franchise tax.

11

There can be no assurance that current or future economic difficulties in the United States or New York and the resulting impact on the state will not adversely affect the market value of New York municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations.

For further information concerning the New York economy see Appendix D to this SAI. The summary set forth above and in Appendix D is included for the purpose of providing a general description of the State of New York’s credit and financial conditions, is based on information from statements of issuers of New York municipal obligations, and does not purport to be complete. The Funds are not responsible for the accuracy or timeliness of this information.

As described above, the Fund may also invest in debt obligations issued by certain governmental issues outside of New York, such as Puerto Rico, the Virgin Islands and Guam. For information concerning the economy of Puerto Rico, please see Appendix C of this SAI.

New York Tax Free Bond Fund

Principal Investment Strategies. The New York Tax Free Bond Fund invests primarily in investment grade municipal obligations that pay interest that is exempt from federal income tax, including the federal alternative minimum tax, and from New York State and New York City personal income tax. Under normal market conditions, the New York Tax Free Bond Fund invests at least 80% of its assets in these municipal obligations. Issuers of these obligations are usually located in New York, but the obligations can also be issued by Puerto Rico and other U.S. territories. Municipal obligations are debt securities issued by states, cities, towns and other public entities and qualifying issuers. The New York Tax Free Bond Fund may invest directly in municipal obligations or in participation or other interests in municipal obligations.

Additional Information. The New York Tax Free Bond Fund’s principal investment strategies are described above. The following provides additional information on these principal strategies and describes other investment strategies that may be used by the New York Tax Free Bond Fund.

The New York Tax Free Bond Fund seeks its objective by investing in New York municipal obligations that pay interest that is exempt from federal, New York State and New York City personal income taxes including the federal alternative minimum tax. As a fundamental policy, under normal circumstances at least 80% of the Fund’s assets are invested in New York municipal obligations. New York municipal obligations include municipal obligations of New York State and its political subdivisions, Puerto Rico, other U.S. territories and their political subdivisions and other qualifying issuers.

Subject to its 80% policy described above, the Fund may invest up to 20% of its assets in municipal obligations that are subject to New York state and local taxes and/or the federal alternative minimum tax and in short-term fixed-income securities that pay interest that is subject to federal income taxes, including corporate debt securities and U.S. government obligations. These investments may include commercial paper, which is unsecured debt of corporations usually maturing in 270 days or less from its date of issuance.

The Fund may purchase securities rated Baa by Moody’s or BBB by S&P or Fitch and securities of comparable quality, which may have higher risk of nonpayment of principal and interest. See “Description of Ratings” in Appendix A. These securities are often considered to be speculative and involve greater risk of default or price changes than securities assigned a higher quality rating due to changes in the issuer’s creditworthiness. The market prices of these securities may fluctuate more than higher-rated securities and may decline significantly in periods of general economic difficulty which may follow periods of rising interest rates.

The Fund may invest up to 10% of its net assets in illiquid securities, such as restricted securities or securities that are not readily marketable. As more fully described herein, the Fund may purchase Rule 144A securities, including such securities for which there is a secondary market of “qualified institutional buyers,” as

12

defined in Rule 144A under the 1933 Act. The Fund’s holdings of Rule 144A securities which are liquid securities will not be subject to the 10% limitation on investments in illiquid securities. The Fund may also invest in municipal lease obligations. Participations in municipal lease obligations are deemed to be illiquid unless otherwise determined by the Board of Trustees.

Certain of the obligations that the Fund may purchase may be floating and variable rate instruments.

The Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase futures contracts (derivatives), may purchase and sell securities on a firm commitment basis, including when-issued securities, and may make loans of portfolio securities. The Fund may also engage in short sales of securities against the box if it contemporaneously owns or has the right to obtain at no additional cost securities identical to those being sold short. The Fund may also enter into stand-by commitments with respect to securities held in its portfolio. Such transactions entitle the Fund to “put” its securities at an agreed upon price within a specified period of time prior to their maturity date. The Fund may also invest in other investment companies.

During periods of unusual economic or market conditions or for temporary defensive purposes or liquidity, the Fund may invest without limit in cash and in taxable U.S. dollar-denominated high quality money market instruments and other short-term instruments. These investments may result in a lower yield than would be available from lower quality or longer term investments. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective.

As the New York Tax Free Bond Fund invests a high proportion of its assets in municipal obligations of the State of New York and its political subdivisions, municipalities, agencies, instrumentalities and public authorities, maximization of total return consistent with the preservation of capital is dependent upon the continuing ability of New York issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations. Many complex political, social and economic forces influence New York State’s economy and finances, which may in turn affect New York’s financial plan. These forces may affect New York unpredictably from fiscal year to fiscal year and are influenced by governments, institutions and events that are not subject to the State’s control. Other issuers of municipal securities in which the Fund may invest from time to time are similarly subject to political, social and economic forces affecting those issuers.

The September 11th terrorist attack had a devastating impact on the New York economy. New York City is in the process of recovering from the severity of the blow. However, as of October 2005, the New York State Index of Coincident Economic Indicators prepared by the State’s Division of the Budget shows that the State economy has been in recovery for two years. The State economy added about 80,000 private sector jobs between September 2004 and November 2005. The State is estimated to have emerged from recession in the summer of 2003.

Consistent with more moderate growth at the national level, the New York State expects that its economy will see continued, albeit slightly slower, growth in 2006 and beyond. However, New York has a comparatively large share of the nation’s financial activities, information, education, and health services employment, and a very small share of the nation’s farming and mining activity. Accordingly, a weaker performance within the financial sector than is currently projected could have a more significant impact on the state than on the nation as a whole. In addition, positive revisions to projected receipts in New York State’s third quarter update to its 2005-06 financial plan were due to strong growth in tax collections, particularly in personal income tax collection and business tax. However, much of the increase in State collections through September 2005 was concentrated in taxes that historically have been highly volatile, especially the real estate transfer tax, estate tax, and the corporate franchise tax.

There can be no assurance that current or future economic difficulties in the United States or New York and the resulting impact on the state will not adversely affect the market value of New York municipal obligations held by the fund or the ability of particular issuers to make timely payments of debt service on these obligations.

13

For further information concerning the New York economy see Appendix D to this SAI. The summary set forth above and in Appendix D is included for the purpose of providing a general description of the State of New York credit and financial conditions, is based on information from statements of issuers of New York municipal obligations, and does not purport to be complete. The Funds are not responsible for the accuracy or timeliness of this information.

New York municipal obligations, in addition to municipal obligations of the State of New York and it political subdivisions, also include municipal obligations of Puerto Rico, other U.S. Territories and their political subdivisions and other qualifying issuers. For information concerning the economy of Puerto Rico, please see Appendix C of this SAI.

Strategic Bond Fund

Principal Investment Strategies. The Strategic Bond Fund invests primarily in a globally diverse portfolio of fixed income securities. Under normal circumstances, the Strategic Bond Fund invests at least 80% of its assets in bonds and related investments. The portfolio managers have broad discretion to allocate the Strategic Bond Fund’s assets among the following segments of the global market for fixed income securities: U.S. government obligations; Investment and non-investment grade U.S. and foreign corporate debt; Mortgage- and asset-backed securities; and Investment and non-investment grade sovereign debt, including issuers in emerging markets.

Additional Information. The Strategic Bond Fund’s principal investment strategies are described above. The following provides additional information on these principal strategies and describes other investment strategies that may be used by the Strategic Bond Fund.

The Strategic Bond Fund invests primarily in a globally diverse portfolio of fixed income securities. Under normal circumstances, the Fund invests at least 80% of its assets in bonds and related investments. In order to maintain liquidity, the Fund may invest up to 20% of its assets in high-quality short-term money market instruments (except that the short-term investment in securities for the forward settlement of trades shall not count for purposes of this policy). If at some future date, in the opinion of the subadviser, adverse conditions prevail in the market for fixed-income securities, the Fund for temporary defensive purposes may invest its assets without limit in high-quality short-term money market instruments. To the extent the Fund assumes a defensive position, it will not be pursuing its investment objective.

In pursuing the Fund’s investment objectives, the Fund reserves the right to invest predominantly in medium or lower-rated securities, which are high yield securities commonly known as “junk bonds.” Investments of this type involve significantly greater risks, including price volatility and risk of default in the payment of interest and principal, than higher-quality securities. Although the subadviser does not anticipate investing in excess of 75% of the Fund’s assets in domestic and emerging market debt securities that are rated below investment grade, the Fund may invest a greater percentage in such securities when, in the subadviser’s determination, the yield available from such securities outweighs their additional risks. The subadviser anticipates that under current market conditions, a significant portion of the Fund’s assets will be invested in such securities.

Certain of the debt securities in which the Fund may invest may be rated as low as “C” by Moody’s or “D” by S&P or may be considered comparable to securities having such ratings, or may be distressed debt securities.

The high yield foreign sovereign debt securities in which the Fund may invest are U.S. dollar-denominated and non-dollar-denominated debt securities, including Brady Bonds, that are issued or guaranteed by governments or governmental entities of developing and emerging market countries. The subadviser expects that these countries will consist primarily of those that have issued or have announced plans to issue Brady Bonds, but the Fund is not limited to investing in the high yield securities of such countries. Brady Bonds are debt securities issued under the framework of the Brady Plan, an initiative announced by former U.S. Treasury Secretary Nicholas F. Brady in 1989 as a mechanism for debtor nations to restructure their outstanding external

14

indebtedness. The subadviser anticipates that the Fund’s investments in sovereign debt will be concentrated in Latin American countries, including Central and South American and Caribbean countries. The subadviser also expects to take advantage of additional opportunities for investment in the debt of certain African countries, such as Nigeria and Morocco, Eastern European countries, such as Poland and Hungary, and Southeast Asian countries, such as the Philippines. Sovereign governments may include national, provincial, state, municipal or other foreign governments with taxing authority. Governmental entities may include the agencies and instrumentalities of such governments, as well as state-owned enterprises.

The Fund will be subject to special risks as a result of its ability to invest up to 100% of its assets in foreign securities (including emerging market securities). Such securities may be non-U.S. dollar denominated and there is no limit on the percentage of the Fund’s assets that can be invested in non-dollar denominated securities. The subadviser anticipates that under current market conditions, a significant portion of the Fund’s assets will be invested in foreign securities. Moreover, substantial investments in foreign securities may have adverse tax implications as described under “Additional Information Concerning Taxes.” The ability to spread its investments among the fixed-income securities markets in a number of different countries may, however, reduce the overall level of market risk to the extent it may reduce the Fund’s exposure to a single market. The Fund may also invest in sovereign debt obligations and supranational obligations. The Fund will not invest more than 10% of its total assets in issuers located in any one country (other than issuers located in the United States).

The Fund may invest in zero coupon securities, PIK bonds and loan participations and assignments.

The types and characteristics of the U.S. government obligations and mortgage-backed securities to be purchased by the Fund are set forth under “U.S. Government Fund” in this section of the SAI. In addition, the Fund may purchase privately issued mortgage securities which are not guaranteed by the U.S. government or its agencies or instrumentalities and may purchase stripped mortgage securities, including interest-only and principal-only securities. The Fund does not currently intend to invest more than 10% of its total assets in interest-only and principal-only securities.

The Fund may invest up to 20% of its assets in common stock, convertible securities, warrants, preferred stock or other equity securities when consistent with the Fund’s objectives. The Fund will generally hold such equity investments as a result of purchases of unit offerings of fixed-income securities which include such securities or in connection with an actual or proposed conversion or exchange of fixed-income securities, but may also purchase equity securities not associated with fixed-income securities when, in the subadviser’s opinion such purchase is appropriate.

The Fund may enter into repurchase agreements and reverse repurchase agreements, may purchase securities on a firm commitment basis, including when-issued securities, and may make loans of portfolio securities. The Fund does not currently intend to make loans of portfolio securities with a value in excess of 33% of the value of its total assets. The Fund may also enter into mortgage “dollar rolls.”

The Fund may invest up to 15% of the value of its total assets in illiquid securities, such as restricted securities and securities that are not readily marketable. The Fund may purchase Rule 144A securities, including such securities for which there is a secondary market of “qualified institutional buyers,” as defined in Rule 144A under the 1933 Act. The Fund’s holdings of Rule 144A securities which are liquid securities will not be subject to the 15% limitation on investments in illiquid securities.

The Fund is currently authorized to use all of the various investment strategies referred to under “Additional Investment Activities and Risk Factors—Derivatives.” With the exception of currency transactions, however, it is not presently anticipated that any of these strategies will be used to a significant degree by the Fund.

15

ADDITIONAL INVESTMENT ACTIVITIES AND RISK FACTORS

This section contains a discussion of certain investment practices and certain of the risks associated with those practices in which the Funds may invest, and supplements the description of the Funds’ investments and risks contained in the Prospectus and under “Additional Information on Fund Investments and Investment Policies” in this SAI. Investment practices are listed alphabetically, and cross-references between related investment practices are included for ease of reference. A Fund may, but need not, invest in all of the investments and utilize all of the investment techniques described here or in the Fund’s Prospectus. The selection of investments and the utilization of investment techniques depend on, among other things, the subadviser’s investment strategies for the Funds, conditions and trends in the economy and financial markets and investments being available on terms that, in the subadviser’s opinion, make economic sense.

Adjustable Rate Mortgage Securities

Unlike fixed rate mortgage securities, adjustable rate mortgage securities are collateralized by or represent interests in mortgage loans with variable rates of interest. These variable rates of interest reset periodically to align themselves with market rates. A Fund will not benefit from increases in interest rates to the extent that interest rates rise to the point where they cause the current coupon of the underlying adjustable rate mortgages to exceed any maximum allowable annual or lifetime reset limits (or “cap rates”) for a particular mortgage. In this event, the value of the mortgage securities in a Fund would likely decrease. Also, a Fund’s net asset value could vary to the extent that current yields on adjustable rate mortgage securities are different than market yields during interim periods between coupon reset dates or if the timing of changes to the index upon which the rate for the underlying mortgages is based lags behind changes in market rates. During periods of declining interest rates, income to a Fund derived from adjustable rate mortgages which remain in a mortgage pool will decrease in contrast to the income on fixed rate mortgages, which will remain constant. Adjustable rate mortgages also have less potential for appreciation in value as interest rates decline than do fixed rate investments. See also Mortgage-Backed Securities in this section.

Asset-Backed Securities

Asset-backed securities are generally issued as pass through certificates, which represent undivided fractional ownership interests in the underlying pool of assets, or as debt instruments, which are generally issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. The pool of assets generally represents the obligations of a number of different parties. Asset-backed securities frequently carry credit protection in the form of extra collateral, subordinated certificates, cash reserve accounts, letters of credit or other enhancements. For example, payments of principal and interest may be guaranteed up to certain amounts and for a certain time period by a letter of credit or other enhancement issued by a financial institution unaffiliated with the entities issuing the securities. Assets which, to date, have been used to back asset-backed securities include motor vehicle installment sales contracts or installment loans secured by motor vehicles, and receivables from revolving credit (credit card) agreements.

Asset-backed securities present certain risks which are, generally, related to limited interests, if any, in related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. Other types of asset-backed securities will be subject to the risks associated with

16

the underlying assets. If a letter of credit or other form of credit enhancement is exhausted or otherwise unavailable, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying assets are not realized.

Bank Obligations

Banks are subject to extensive governmental regulations which may limit both the amounts and types of loans and other financial commitments which may be made and interest rates and fees which may be charged. The profitability of this industry is largely dependent upon the availability and cost of capital funds for the purpose of financing lending operations under prevailing money market conditions. Also, general economic conditions play an important part in the operations of this industry and exposure to credit losses arising from possible financial difficulties of borrowers might affect a bank’s ability to meet its obligations.

Bank obligations that may be purchased by a Fund include certificates of deposit, banker’s acceptances and fixed time deposits. A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis. A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date. Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party. Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.

Investors should also be aware that securities issued or guaranteed by foreign banks, foreign branches of U.S. banks, and foreign government and private issuers may involve investment risks in addition to those relating to domestic obligations. None of the Funds will purchase bank obligations which the subadviser believes, at the time of purchase, will be subject to exchange controls or foreign withholding taxes; however, there can be no assurance that such laws may not become applicable to certain of the Funds’ investments. In the event unforeseen exchange controls or foreign withholding taxes are imposed with respect to a Fund’s investments, the effect may be to reduce the income received by the Fund on such investments. See also Foreign Securities in this section.

Borrowing

Each of the Funds may borrow in certain limited circumstances. See “Investment Restrictions and Limitations.” Borrowing creates an opportunity for increased return, but, at the same time, creates special risks. For example, borrowing may exaggerate changes in the net asset value of a Fund’s shares and in the return on the Fund’s portfolio. Although the principal of any borrowing will be fixed, a Fund’s assets may change in value during the time the borrowing is outstanding. A Fund may be required to liquidate portfolio securities at a time when it would be disadvantageous to do so in order to make payments with respect to any borrowing, which could affect the subadviser’s strategy and the ability of the Fund to comply with certain provisions of the Internal Revenue Code of 1986, as amended (the “Code”) in order to provide pass-though tax treatment to shareholders. Interest on any borrowings will be a Fund expense and will reduce the value of a Fund’s shares. See also Reverse Repurchase Agreements in this section.

Brady Bonds

Certain Funds also may invest in Brady Bonds. Brady Bonds are securities created through the exchange of existing commercial bank loans to sovereign entities for new obligations in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the “Brady Plan”). Brady Plan debt restructurings have been implemented in a number of countries, including: Argentina, Bolivia, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Niger, Nigeria, Panama, Peru, the Philippines, Poland, Uruguay, and Venezuela.

17

Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (primarily the U.S. dollar) and are actively traded in the over-the-counter secondary market. Brady Bonds are not considered to be U.S. government securities. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal by U.S. Treasury zero-coupon bonds having the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized on a one-year or longer rolling-forward basis by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of interest payments or, in the case of floating rate bonds, initially is equal to at least one year’s interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to “value recovery payments” in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (the uncollateralized amounts constitute the “residual risk”). See also Foreign Securities and Foreign Issuers in this section.

Most Mexican Brady Bonds issued to date have principal repayments at final maturity fully collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and interest coupon payments collateralized on an 18-month rolling-forward basis by funds held in escrow by an agent for the bondholders. A significant portion of the Venezuelan Brady Bonds and the Argentine Brady Bonds issued to date have repayments at final maturity collateralized by U.S. Treasury zero-coupon bonds (or comparable collateral denominated in other currencies) and/or interest coupon payments collateralized on a 14-month (for Venezuela) or 12-month (for Argentina) rolling-forward basis by securities held by the Federal Reserve Bank of New York as collateral agent.

Brady Bonds involve various risk factors including residual risk and the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds. There can be no assurance that Brady Bonds in which the Fund may invest will not be subject to restructuring arrangements or to requests for new credit, which may cause the fund to suffer a loss of interest or principal on any of its holdings.

Collateralized Mortgage Obligations and Multiclass Pass-through Securities

Collateralized mortgage obligations (“CMOs”) are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as “Mortgage Assets”). Multiclass pass-through securities are interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal and of interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMOs, often referred to as a “tranche,” is issued at a specified fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semi-annual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In one structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. The Strategic Bond Fund has no present intention to invest in CMO residuals. As market

18

conditions change, and particularly during periods of rapid or unanticipated changes in market interest rates, the attractiveness of the CMO classes and the ability of the structure to provide the anticipated investment characteristics may be significantly reduced. Such changes can result in volatility in the market value, and in some instances reduced liquidity, of the CMO class.

Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or a final distribution date but may be retired earlier. Planned amortization class bonds (“PAC Bonds”) are a type of CMO tranche or series designed to provide relatively predictable payments of principal provided that, among other things, the actual prepayment experience on the underlying mortgage loans falls within a predefined range. If the actual prepayment experience on the underlying mortgage loans is at a rate faster or slower than the predefined range or if deviations from other assumptions occur, principal payments on the PAC Bond may be earlier or later than predicted. The magnitude of the predefined range varies from one PAC Bond to another; a narrower range increases the risk that prepayments on the PAC Bond will be greater or smaller than predicted. Because of these features, PAC Bonds generally are less subject to the risks of prepayment than are other types of mortgage-backed securities. See also Mortgage-Backed Securities in this section.

Commercial Paper

Commercial paper consists of short-term (usually one to 270 days) unsecured promissory notes issues by corporations in order to finance their current operations. See also Master Demand Notes and Variable Amount Master Demand Notes.

Common Stock

Common stocks are shares of a corporation or other entity that entitle the holder to a pro rata share of the profits of the corporation, if any, without preference over any other shareholder or class of shareholders, including holders of the entity’s preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so. Common stocks do not represent an obligation of the issuer, and do not offer the degree of protection of debt securities. The issuance of debt securities or preferred stock by an issuer will create prior claims which could adversely affect the rights of holders of common stock with respect to the assets of the issuer upon liquidation or bankruptcy.

Convertible Securities

Convertible securities are typically preferred stock or bonds that are convertible into common stock at a specified price or conversion ratio. Because they have the characteristics of both fixed-income securities and common stock, convertible securities are sometimes called “hybrid” securities. Convertible bonds, debentures and notes are debt obligations offering a stated interest rate; convertible preferred stocks are senior securities of a company offering a stated dividend rate. Convertible securities will at times be priced in the market like other fixed income securities—that is, their prices will tend to rise when interest rates decline and will tend to fall when interest rates rise. However, because a convertible security provides an option to the holder to exchange the security for either a specified number of the issuer’s common shares at a stated price per share or the cash value of such common shares, the security market price will tend to fluctuate in relationship to the price of the common shares into which it is convertible. Thus, convertible securities will ordinarily provide opportunities for producing both current income and longer-term capital appreciation. Because convertible securities are usually viewed by the issuer as future common stock, they are generally subordinated to other senior securities and therefore are rated one category lower than the issuer’s non-convertible debt obligations or preferred stock.

19

Debt Obligations or Securities

All of the Funds may invest to some extent in debt obligations. Debt obligations include bonds, debentures, notes, commercial paper, loans, and other instruments issued by banks, corporations, local and state and national governments, both U.S. and foreign, and supranational entities. Debt obligations are typically fixed-income obligations, but may have a variable or adjustable rate of interest. Changes in market yields will affect a Fund’s net asset value as prices of fixed-income securities generally increase when interest rates decline and decrease when interest rates rise. Prices of longer term securities generally increase or decrease more sharply than those of shorter term securities in response to interest rate changes, particularly if such securities were purchased at a discount. It should be noted that the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities. Except to the extent that values are affected independently by other factors such as developments relating to a specific issuer, when interest rates decline, the value of a fixed-income portfolio can generally be expected to rise. Conversely, when interest rates rise, the value of a fixed-income portfolio can generally be expected to decline.

While debt securities carrying the fourth highest quality rating (“Baa” by Moody’s or “BBB” by S&P) are considered investment grade and are viewed to have adequate capacity for payment of principal and interest, investments in such securities involve a higher degree of risk than that associated with investments in debt securities in the higher rating categories and such debt securities lack outstanding investment characteristics and in fact have speculative characteristics as well. For example, changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade debt securities. Debt securities rated lower than investment grade are called high yield securities. See “High Yield Securities” below.

In addition, many fixed-income securities contain call or buy-back features that permit their issuers to call or repurchase the securities from their holders. Such securities may present risks based on payment expectations. Although a Fund would typically receive a premium if an issuer were to redeem a security, if an issuer exercises such a “call option” and redeems the security during a time of declining interest rates, a Fund may realize a capital loss on its investment if the security was purchased at a premium and a Fund may have to replace the called security with a lower yielding security, resulting in a decreased rate of return to the Fund. Conversely, during periods of rising interest rates, redemption or prepayment rates may slow, leading to an extension in the expected maturity of the obligation, leading to greater price volatility.

See the following below for a description of various types of debt obligations in which certain of the Funds may invest: Adjustable Rate Mortgage Securities, Asset-Backed Securities, Brady Bonds, Bank Obligations, Collateralized Mortgage Obligations and Multi-Class Pass Through Securities, Deferred Interest Bonds, Floating and Variable Rate Instruments, High Yield Securities, Inverse Floating Rate Obligations, Loan Participations and Assignments, Money Market Instruments, Mortgage Backed Securities, Municipal Lease Obligations, municipal obligations, Participation Interests and Certificates, Privately Issued Mortgage Securities, Stripped Mortgage Securities, Structured Instruments, U.S. Government Obligations, Zero Coupon Bonds, PIK Bonds and Deferred Payment Securities.

Deferred Interest Bonds

Deferred interest bonds are debt obligations that generally provide for a period of delay before the regular payment of interest begins and that are issued at a significant discount from face value. The original discount approximates the total amount of interest the bonds will accrue and compound over the period until the first interest accrual date at a rate of interest reflecting the market rate of the security at the time of issuance. Although this period of delay is different for each deferred interest bond, a typical period is approximately one-third of the bond’s term to maturity. Such investments benefit the issuer by mitigating its initial need for cash to meet debt service, but some also provide a higher rate of return to attract investors who are willing to defer receipt of such

20

cash. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is generally received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Fund’s distribution obligations. See also Zero Coupon Securities, PIK Bonds and Deferred Payment Securities in this section.

Depository Receipts

Securities of foreign issuers may be purchased directly or through depository receipts, such as American Depository Receipts (“ADRs”), European Depository Receipts (“EDRs”) and Global Depository Receipts (“GDRs”) or other securities representing underlying shares of foreign companies. Generally, ADRs, in registered form, are designed for use in U.S. securities markets and EDRs and GDRs, in bearer form, are designed for use in European and global securities markets. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities. EDRs and GDRs are European and global receipts, respectively, evidencing a similar arrangement.

ADRs, EDRs and GDRs are issued through “sponsored” or “unsponsored” arrangements. In a sponsored arrangement, the foreign issuer assumes the obligation to pay some or all of the depository’s transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository’s transaction fees are paid by the holders. In addition, less information is generally available in the United States about the issuer of an unsponsored depository receipt as it is for the issuer of a sponsored depository receipt. See also Foreign Securities and Foreign Issuers in this section.

Derivatives

Certain of the Funds may use various investment strategies described below to hedge market risks (such as broad or specific market movements, interest rates and currency exchange rates), to manage the effective maturity or duration of debt instruments held by a Fund, or to seek to enhance a Fund’s income or gain.

A Fund may purchase and sell interest rate, single stock, currency or stock or bond index futures contracts and enter into currency transactions; purchase and sell (or write) exchange listed and over-the-counter (“OTC”) put and call options on securities, currencies, futures contracts, indices and other financial instruments; enter into interest rate transactions, equity swaps and related transactions; and invest in indexed securities and other similar transactions, which may be developed in the future to the extent that the subadviser determines that they are consistent with the applicable Fund’s investment objective and policies and applicable regulatory requirements (collectively, these transactions are referred to as “Derivatives”). A Fund’s interest rate transactions may take the form of swaps, caps, floors and collars, and a Fund’s currency transactions may take the form of currency forward contracts, currency futures contracts and options thereof, currency swaps and options on currencies.

The Funds are operated by persons who have claimed an exclusion, granted to operators of registered investment companies like the Funds, from registration as a “commodity pool operator” with respect to the Funds under the Commodity Exchange Act, and therefore, are not subject to registration or regulation with respect to the Fund under the Commodity Exchange Act. The use of certain Derivatives in certain circumstances will require that a Fund segregate cash or other liquid assets to the extent a Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. See “Use of Segregated and Other Special Account” below.

Derivatives involve special risks, including possible default by the other party to the transaction, illiquidity and, to the extent the subadviser’s view as to certain market movements is incorrect, the risk that the use of Derivatives could result in significantly greater losses than if it had not been used. See “Risk Factors Associated with Derivatives” below. The degree of a Fund’s use of Derivatives may be limited by certain provisions of the Code. See “Additional Information Concerning Taxes.”

Futures Contracts. A Fund may trade futures contracts on domestic and foreign exchanges on currencies, interest rates and bond indices, and on domestic and foreign exchanges on single stocks and stock indices.

21

Futures contracts are generally bought and sold on the commodities exchanges on which they are listed with payment of initial and variation margin as described below. The sale of a futures contract creates a firm obligation by the Fund, as seller, to deliver to the buyer the specific type of financial instrument called for in the contract at a specific future time for a specified price (or with respect to certain instruments, the net cash amount). A Fund’s use of financial futures contracts and options thereon will in all cases be consistent with applicable regulatory requirements and in particular the rules and regulations of the CFTC. Maintaining a futures contract or selling an option on a futures contract will typically require the Fund to deposit with a financial intermediary, as security for its obligations, an amount of cash or other specified assets (“initial margin”) that initially is from 1% to 10% of the face amount of the contract (but may be higher in some circumstances particularly in the case of single stock futures). Additional cash or assets (“variation margin”) may be required to be deposited thereafter daily as the mark-to-market value of the futures contract fluctuates. The value of all futures contracts sold by the Fund (adjusted for the historical volatility relationship between the Fund and the contracts) will not exceed the total market value of the Fund’s securities. In addition, the value of a Fund’s long futures and options positions (futures contracts on single stocks, stock or bond indices, interest rates or foreign currencies and call options on such futures contracts) will not exceed the sum of: (a) liquid assets segregated for this purpose; (b) cash proceeds on existing investments due within thirty days; and (c) accrued profits on the particular futures or options positions. The segregation requirements with respect to futures contracts and options thereon are described below under “Use of Segregated and Other Special Accounts.”

Interest Rate Futures Contracts. A Fund may enter into interest rate futures contracts in order to protect it from fluctuations in interest rates without necessarily buying or selling fixed income securities. An interest rate futures contract is an agreement to take or make delivery of either: (i) an amount of cash equal to the difference between the value of a particular index of debt securities at the beginning and at the end of the contract period; or (ii) a specified amount of a particular debt security at a future date at a price set at the time of the contract. For example, if a Fund owns bonds, and interest rates are expected to increase, the Fund might sell futures contracts on debt securities having characteristics similar to those held in the portfolio. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of each class of the Fund from declining as much as it otherwise would have. A Fund could accomplish similar results by selling bonds with longer maturities and investing in bonds with shorter maturities when interest rates are expected to increase. However, since the futures market may be more liquid than the cash market, the use of futures contracts as a risk management technique allows a Fund to maintain a defensive position without having to sell its portfolio securities.

Similarly when the subadviser expects that interest rates may decline, a Fund may purchase interest rate futures contracts in an attempt to hedge against having to make subsequently anticipated purchases of bonds at the higher prices subsequently expected to prevail. Since the fluctuations in the value of appropriately selected futures contracts should be similar to that of the bonds that will be purchased, a Fund could take advantage of the anticipated rise in the cost of the bonds without actually buying them until the market had stabilized. At that time, a Fund could make the intended purchase of the bonds in the cash market and the futures contracts could be liquidated.

At the time of delivery of securities pursuant to an interest rate futures contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may have a shorter term than the term of the futures contract and, consequently, may not in fact have been issued when the futures contract was entered.

Single Stock Futures. Trading is permitted on U.S. exchanges of standardized futures contacts on individual equity securities, such as common stocks, exchange traded funds and American Depository Receipts, as well as narrow-based securities indices, generally called security futures contracts or “SFCs.” As with other futures

22

contracts, a SFC involves an agreement to purchase or sell in the future a specific quantity of shares of a security or the component securities of the index. The initial margin requirements (typically 20 percent) are generally higher than with other futures contracts. Trading SFCs involves many of the same risks as trading other futures contracts, including the risks involved with leverage, and losses are potentially unlimited. Under certain market conditions, for example if trading is halted due to unusual trading activity in either the SFC or the underlying security due to recent new events involving the issuer of the security, it may be difficult or impossible for a Fund to liquidate its position or manage risk by entering into an offsetting position. In addition, the prices of the SFCs may not correlate as anticipated with the prices of the underlying security. And unlike options on securities in which a Fund may invest, where the Fund had a position in a SFC, the Fund has both the right and the obligation to buy or sell the security at a future date, or otherwise offset its position.

Options. In order to hedge against adverse market shifts or to increase income or gain, certain Funds may purchase put and call options or write (sell) “covered” put and call options on futures contracts on stock indices, interest rates and currencies. In addition, in order to hedge against adverse market shifts or to increase its income, a Fund may purchase put and call options and write “covered” put and call options on securities, indices, currencies and other financial instruments. A Fund may utilize options on currencies in order to hedge against currency exchange rate risks. A call option is “covered” if, so long as the Fund is obligated as the writer of the option, it will: (i) own the underlying investment subject to the option; (ii) own securities convertible or exchangeable without the payment of any consideration into the securities subject to the option; (iii) own a call option on the relevant security or currency with an exercise price no higher than the exercise price on the call option written; or (iv) deposit with its custodian in a segregated account liquid assets having a value equal to the excess of the value of the security or index that is the subject of the call over the exercise price. A put option is “covered” if, to support its obligation to purchase the underlying investment if a put option that a Fund writes is exercised, the Fund will either (a) deposit with its custodian in a segregated account liquid assets having a value at least equal to the exercise price of the underlying investment or (b) continue to own an equivalent number of puts of the same “series” (that is, puts on the same underlying investment having the same exercise prices and expiration dates as those written by the Fund), or an equivalent number of puts of the same “class” (that is, puts on the same underlying investment) with exercise prices greater than those that it has written (or, if the exercise prices of the puts it holds are less than the exercise prices of those it has written, it will deposit the difference with its custodian in a segregated account). Parties to options transactions must make certain payments and/or set aside certain amounts of assets in connection with each transaction, as described below.

Put options and call options typically have similar structural characteristics and operational mechanics regardless of the underlying instrument on which they are purchased or sold. Thus, the following general discussion relates to each of the particular types of options discussed in greater detail below.

A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the writer of the obligation to buy, the underlying security, index, currency or other instrument at the exercise price. A Fund’s purchase of a put option on a security, for example, might be designed to protect its holdings in the underlying instrument (or, in some cases, a similar instrument) against a substantial decline in the market value of such instrument by giving the Fund the right to sell the instrument at the option exercise price. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller the obligation to sell, the underlying instrument at the exercise price. A Fund’s purchase of a call option on a security, financial futures contract, index, currency or other instrument might be intended to protect the Fund against an increase in the price of the underlying instrument that it intends to purchase in the future by fixing the price at which it may purchase the instrument. An “American” style put or call option may be exercised at any time during the option period, whereas a “European” style put or call option may be exercised only upon expiration or during a fixed period prior to expiration. Exchange-listed options are issued by a regulated intermediary such as the Options Clearing Corporation (“OCC”), which guarantees the performance of the obligations of the parties to the options. The discussion below uses the OCC as an example, but may also be applicable to other similar financial intermediaries.

23

OCC-issued and exchange-listed options, including options on securities, currencies and financial instruments generally settle for cash, although physical settlement maybe required in some cases. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option.

A Fund’s ability to close out its position as a purchaser or seller of an OCC-issued or exchange-listed put or call option is dependent, in part, upon the liquidity of the particular option market. Among the possible reasons for the absence of a liquid option market on an exchange are: (1) insufficient trading interest in certain options, (2) restrictions on transactions imposed by an exchange, (3) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities, including reaching daily price limits, (4) interruption of the normal operations of the OCC or an exchange, (5) inadequacy of the facilities of an exchange or the OCC to handle current trading volume or (6) a decision by one or more exchanges to discontinue the trading of options (or a particular class or series of options), in which event the relevant market for that option on that exchange would cease to exist, although any such outstanding options on that exchange would continue to be exercisable in accordance with their terms.

The hours of trading for listed options may not coincide with the hours during which the underlying financial instruments are traded. To the extent that the option markets close before the markets for the underlying financial instruments, significant price and rate movements can take place in the underlying markets that would not be reflected in the corresponding option markets.

OTC options are purchased from or sold to securities dealers, financial institutions or other parties (collectively referred to as “Counterparties” and individually referred to as a “Counterparty”) through a direct bilateral agreement with the Counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all of the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guaranties and security, are determined by negotiation of the parties. It is anticipated that any Fund authorized to use OTC options will generally only enter into OTC options that have cash settlement provisions, although it will not be required to do so.

Unless the parties provide for it, no central clearing or guaranty function is involved in an OTC option. As a result, if a Counterparty fails to make or take delivery of the security, currency or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Thus, the subadviser must assess the creditworthiness of each such Counterparty or any guarantor or credit enhancement of the counterparty’s credit to determine the likelihood that the terms of the OTC option will be met. A Fund will enter into OTC option transactions only with U.S. government securities dealers recognized by the Federal Reserve Bank of New York as “primary dealers,” or broker/dealers, domestic or foreign banks, or other financial institutions that the subadviser deems to be creditworthy. In the absence of a change in the current position of the staff of the Securities and Exchange Commission (“SEC”), OTC options purchased by a Fund and the amount of a Fund’s obligation pursuant to an OTC option sold by the Fund (the cost of the sell-back plus the in-the-money amount, if any) or the value of the assets held to cover such options will be deemed illiquid.

If a Fund sells a call option, the premium that it receives may serve as a partial hedge, to the extent of the option premium, against a decrease in the value of the underlying securities or instruments held by the Fund or will increase the Fund’s income. Similarly, the sale of put options can also provide gains for a Fund.

A Fund may purchase and sell call options on securities that are traded on U.S. and foreign securities exchanges and in the OTC markets, and on securities indices, currencies and futures contracts. All calls sold by a

24

Fund must be “covered” (that is, the Fund must own the securities or futures contract subject to the call), or must otherwise meet the asset segregation requirements described below for so long as the call is outstanding. Even though the Fund will receive the option premium to help protect it against loss, a call sold by a Fund will expose the Fund during the term of the option to possible loss of opportunity to realize appreciation in the market price of the underlying security or instrument and may require the Fund to hold a security or instrument that it might otherwise have sold.

A Fund may choose to exercise the options it holds, permit them to expire or terminate them prior to their expiration by entering into closing transactions. A Fund may enter into a closing purchase transaction in which the Fund purchases an option having the same terms as the option it had written or a closing sale transaction in which the Fund sells an option having the same terms as the option it had purchased. A covered option writer unable to effect a closing purchase transaction will not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise, with the result that the writer will be subject to the risk of market decline in the underlying security during such period. Should a Fund choose to exercise an option, the Fund will receive, in the case of a call option, or sell in the case of a put option, the securities, commodities or commodity futures contracts underlying the exercised option.

Exchange-listed options on securities and currencies, with certain exceptions, generally settle by physical delivery of the underlying security or currency, although in the future, cash settlement may become available. Frequently, rather than taking or making delivery of the underlying instrument through the process of exercising the option, listed options are closed by entering into offsetting purchase or sale transactions that do not result in ownership of the new option. Index options are cash settled for the net amount, if any, by which the option is “in-the-money” (that is, the amount by which the value of the underlying instrument exceeds, in the case of a call option, or is less than, in the case of a put option, the exercise price of the option) at the time the option is exercised.

A Fund reserves the right to purchase or sell options on instruments and indices which may be developed in the future to the extent consistent with applicable law, the Fund’s investment objective and the restrictions set forth herein.

In all cases except for certain options on interest rate futures contracts, by writing a call, a Fund will limit its opportunity to profit from an increase in the market value of the underlying investment above the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. By writing a put, a Fund bears the risk of a decrease in the market value of the underlying investment below the exercise price of the option for as long as the Fund’s obligation as writer of the option continues. Upon the exercise of a put option written by a Fund, the Fund may suffer an economic loss equal to the difference between the price at which the Fund is required to purchase the underlying investment and its market value at the time of the option exercise, less the premium received for writing the option. Upon the exercise of a call option written by a Fund, the Fund may suffer an economic loss equal to an amount not less than the excess of the investment’s market value at the time of the option exercise over the Fund’s acquisition cost of the investment, less the sum of the premium received for writing the option and the positive difference, if any, between the call price paid to the Fund and the Fund’s acquisition cost of the investment.

In all cases except for certain options on interest rate futures contracts, in purchasing a put option, a Fund will seek to benefit from, or protect against, a decline in the market price of the underlying investment, while in purchasing a call option, a Fund will seek to benefit from an increase in the market price of the underlying investment. If an option purchased is not sold or exercised when it has remaining value, or if the market price of the underlying investment remains equal to or greater than the exercise price, in the case of a put, or remains equal to or below the exercise price, in the case of a call, during the life of the option, the Fund will lose its investment in the option. For the purchase of an option to be profitable, the market price of the underlying investment must decline sufficiently below the exercise price, in the case of a put, and must increase sufficiently above the exercise price, in the case of a call, to cover the premium and transaction costs.

25

In the case of certain options on interest rate futures contracts, a Fund may purchase a put option in anticipation of a rise in interest rates, and purchase a call option in anticipation of a fall in interest rates. By writing a covered call option on interest rate futures contracts, a Fund will limit its opportunity to profit from a fall in interest rates. By writing a covered put option on interest rate futures contracts, a Fund will limit its opportunity to profit from a rise in interest rates.

A Fund may purchase and sell put options on securities (whether or not it holds the securities in its portfolio) and on securities indices, currencies and futures contracts. In selling put options, a Fund faces the risk that it may be required to buy the underlying security at a disadvantageous price above the market price.

(a) Options on Stocks and Stock Indices. A Fund may purchase put and call options and write covered put and call options on stocks and stock indices listed on domestic and foreign securities exchanges in order to hedge against movements in the equity markets or to increase income or gain to the Fund. In addition, a Fund may purchase options on stocks that are traded over-the-counter. Options on stock indices are similar to options on specific securities. However, because options on stock indices do not involve the delivery of an underlying security, the option represents the holder’s right to obtain from the writer cash in an amount equal to a fixed multiple of the amount by which the exercise price exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying stock index on the exercise date. Options traded may include the Standard & Poor’s 100 Index of Composite Stocks, Standard & Poor’s 500 Index of Composite Stocks (the “S&P 500 Index”), the New York Stock Exchange (“NYSE”) Composite Index, the American Stock Exchange (“AMEX”) Market Value Index, the National Over-the-Counter Index and other standard broadly based stock market indices. Options are also traded in certain industry or market segment indices such as the Oil Index, the Computer Technology Index and the Transportation Index. Stock index options are subject to position and exercise limits and other regulations imposed by the exchange on which they are traded.

If the subadviser expects general stock market prices to rise, a Fund might purchase a call option on a stock index or a futures contract on that index as a hedge against an increase in prices of particular equity securities it wants ultimately to buy. If the stock index does rise, the price of the particular equity securities intended to be purchased may also increase, but that increase would be offset in part by the increase in the value of the Fund’s index option or futures contract resulting from the increase in the index. If, on the other hand, the subadviser expects general stock market prices to decline, it might purchase a put option or sell a futures contract on the index. If that index does decline, the value of some or all of the equity securities in a Fund’s portfolio may also be expected to decline, but that decrease would be offset in part by the increase in the value of the Fund’s position in such put option or futures contract.

(b) Options on Currencies. A Fund may invest in options on currencies traded on domestic and foreign securities exchanges in order to hedge against currency exchange rate risks or to increase income or gain, as described above in “Currency Transactions.”

(c) Options on Futures Contracts. A Fund may purchase put and call options and write covered put and call options on futures contracts on stock indices, interest rates and currencies traded on domestic and, to the extent permitted by the CFTC, foreign exchanges, in order to hedge all or a portion of its investments or to increase income or gain and may enter into closing transactions in order to terminate existing positions. There is no guarantee that such closing transactions can be effected. An option on a stock index futures contract, interest rate futures contract or currency futures contract, as contrasted with the direct investment in such a contract, gives the purchaser the right, in return for the premium paid, to assume a position in the underlying contract at a specified exercise price at any time on or before the expiration date of the option. Upon exercise of an option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer’s futures margin account. The potential loss related to the purchase of an option on a futures contract is limited to the premium paid for the option (plus transaction costs). While the price of the option is fixed at the point of sale, the value of the option does change daily and the change would be reflected in the net asset value of the Fund.

26

The purchase of an option on a financial futures contract involves payment of a premium for the option without any further obligation on the part of the Fund. If the Fund exercises an option on a futures contract it will be obligated to post initial margin (and potentially variation margin) for the resulting futures position just as it would for any futures position. Futures contracts and options thereon are generally settled by entering into an offsetting transaction, but no assurance can be given that a position can be offset prior to settlement or that delivery will occur.

Interest Rate and Equity Swaps and Related Transactions. Certain Funds may enter into interest rate and equity swaps and may purchase or sell (i.e., write) interest rate and equity caps, floors and collars. A Fund expects to enter into these transactions in order to hedge against either a decline in the value of the securities included in the Fund’s portfolio or against an increase in the price of the securities which it plans to purchase, in order to preserve or maintain a return or spread on a particular investment or portion of its portfolio or to achieve a particular return on cash balances, or in order to enhance income or gain. Interest rate and equity swaps involve the exchange by a Fund with another party of their respective commitments to make or receive payments based on a notional principal amount.

The purchase of an interest rate or equity cap entitles the purchaser, to the extent that a specified index exceeds a predetermined level, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity cap. The purchase of an interest rate or equity floor entitles the purchaser, to the extent that a specified index falls below a predetermined rate, to receive payments on a contractually-based principal amount from the party selling the interest rate or equity floor. A collar is a combination of a cap and a floor, which preserve a certain return within a predetermined range of values.

A Fund may enter into interest rate and equity swaps, caps, floors and collars on either an asset-based or liability-based basis, depending on whether it is hedging its assets or its liabilities, and will usually enter into interest rate and equity swaps on a net basis (i.e., the two payment streams are netted out), with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of a Fund’s obligations over its entitlements with respect to each interest rate or equity swap will be accrued on a daily basis, and an amount of liquid assets having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund’s custodian in accordance with procedures established by the Board. If a Fund enters into an interest rate or equity swap on other than a net basis, the Fund will maintain a segregated account in the full amount accrued on a daily basis of the Fund’s obligations with respect to the swap. A Fund will only enter into interest rate and equity swap, cap, floor or collar transactions with counterparties the subadviser deems to be creditworthy. The subadviser will monitor the creditworthiness of counterparties to its interest rate and equity swap, cap, floor and collar transactions on an ongoing basis. If there is a default by the other party to such a transaction, a Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. The subadviser has determined that, as a result, the swap market is liquid. Caps, floors and collars are more recent innovations and, accordingly, they are less liquid than swaps. The use of interest rate and equity swaps is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the subadviser is incorrect in its forecasts of market values, interest rates and other applicable factors, the investment performance of a Fund would diminish compared with what it would have been if these investment techniques were not utilized. Moreover, even if the subadviser is correct in its forecasts, there is a risk that the swap position may correlate imperfectly with the price of the asset or liability being hedged.

The liquidity of swap agreements will be determined by the subadviser based on various factors, including (1) the frequency of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, (4) the nature of the security (including any demand or tender features), and (5) the nature of the marketplace for trades (including the ability to assign or offset the

27

Fund’s rights and obligations relating to the investment). Such determination will govern whether a swap will be deemed within the percentage restriction on investments in securities that are not readily marketable.

A Fund will maintain liquid assets in a segregated custodial account to cover its current obligations under swap agreements. If a Fund enters into a swap agreement on a net basis, it will segregate assets with a daily value at least equal to the excess, if any, of the Fund’s accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will segregate assets with a value equal to the full amount of the Fund’s accrued obligations under the agreement. To the extent a Fund sells caps, floors and collars it will maintain in a segregated account cash and/or, cash equivalents or other liquid high grade debt securities having an aggregate net asset value at least equal to the full amount, accrued on a daily basis, of the Fund’s obligations with respect to the caps, floors or collars. See “Use of Segregated and Other Special Accounts” below.

There is no limit on the amount of interest rate and equity swap transactions that may be entered into by a Fund. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate and equity swaps is limited to the net amount of payments that a Fund is contractually obligated to make, if any. The effective use of swaps and related transactions by a Fund may depend, among other things, on the Fund’s ability to terminate the transactions at times when the subadviser deems it desirable to do so. Because swaps and related transactions are bilateral contractual arrangements between a Fund and counterparties to the transactions, the Fund’s ability to terminate such an arrangement may be considerably more limited than in the case of an exchange traded instrument. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, the Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction. If the other party to a swap defaults, a Fund’s risk of loss is the net amount of payments that the Fund contractually is entitled to receive, if any. A Fund may purchase and sell caps, floors and collars without limitation, subject to the segregated account requirement described above.

Credit Default Swaps. A Fund may enter into credit default swap contracts for hedging purposes or to add leverage to its portfolio. When used for hedging purposes, a Fund would be the buyer of a credit default swap contract. In that case, the Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract. When the Fund is the seller of a credit default swap contract, it receives the stream of payments but is obligated to pay upon default of the referenced debt obligation. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total assets, the Fund would be subject to investment exposure on the notional amount of the swap.

Indexed Securities. A Fund may purchase securities whose prices are indexed to the prices of other securities, securities indices, currencies, or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign currency-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.

Currency Transactions. A Fund may engage in currency transactions with counterparties to hedge the value of portfolio securities denominated in particular currencies against fluctuations in relative value or to generate

28

income or gain. Currency transactions include currency forward contracts, exchange-listed currency futures contracts and options thereon, exchange-listed and OTC options on currencies, and currency swaps. A currency forward contract involves a privately negotiated obligation to purchase or sell (with delivery generally required) a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. A currency swap is an agreement to exchange cash flows based on the notional difference among two or more currencies and operates similarly to an interest rate swap, which is described below under “Interest Rate and Equity Swaps and Related Transactions.” A Fund may enter into currency transactions only with counterparties that the subadviser deems to be creditworthy.

A Fund may enter into currency forward contracts when the subadviser believes that the currency of a particular country may suffer a substantial decline against the U.S. dollar. In those circumstances, a Fund may enter into a currency forward contract to sell, for a fixed amount of U.S. dollars, the amount of that currency approximating the value of some or all of the Fund’s portfolio securities denominated in such currency. Currency forward contracts may limit potential gain from a positive change in the relationship between the U.S. dollar and foreign currencies.

Transaction hedging is entering into a currency transaction with respect to specific assets or liabilities of the Fund, which will generally arise in connection with the purchase or sale of the Fund’s portfolio securities or the receipt of income from them. Position hedging is entering into a currency transaction with respect to portfolio securities positions denominated or generally quoted in that currency. A Fund will not enter into a transaction to hedge currency exposure to an extent greater, after netting all transactions intended wholly or partially to offset other transactions, than the aggregate market value (at the time of entering into the transaction) of the securities held by the Fund that are denominated or generally quoted in or currently convertible into the currency, other than with respect to proxy hedging as described below.

A Fund may cross-hedge currencies by entering into transactions to purchase or sell one or more currencies that are expected to increase or decline in value relative to other currencies to which the Fund has or in which the Fund expects to have exposure. To reduce the effect of currency fluctuations on the value of existing or anticipated holdings of its securities, a Fund may also engage in proxy hedging. Proxy hedging is often used when the currency to which the Fund’s holdings is exposed is difficult to hedge generally or difficult to hedge against the dollar. Proxy hedging entails entering into a forward contract to sell a currency, the changes in the value of which are generally considered to be linked to a currency or currencies in which some or all of the Fund’s securities are or are expected to be denominated, and to buy dollars. The amount of the contract would not exceed the market value of the Fund’s securities denominated in linked currencies.

Currency transactions are subject to risks different from other portfolio transactions, as discussed below under “Risk Factors Associated with Derivatives.” If a Fund enters into a currency hedging transaction, the Fund will comply with the asset segregation requirements described below under “Use of Segregated and Other Special Accounts.”

Combined Transactions. A Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions (including forward currency contracts), multiple interest rate transactions and any combination of futures, options, currency and interest rate transactions, instead of a single Derivative, as part of a single or combined strategy when, in the judgment of the subadviser, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions will normally be entered into by a Fund based on the subadviser’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase the risks or hinder achievement of the Fund’s objective.

Risk Factors Associated with Derivatives. Derivatives have special risks associated with them, including possible default by the counterparty to the transaction, illiquidity and, to the extent the subadviser’s view as to

29

certain market movements is incorrect, the risk that the use of the Derivatives could result in losses greater than if they had not been used. Use of put and call options could result in losses to a Fund, force the sale or purchase of portfolio securities at inopportune times or for prices higher than (in the case of put options) or lower than (in the case of call options) current market values, or cause a Fund to hold a security it might otherwise sell.

The use of futures and options transactions entails certain special risks. In particular, the variable degree of correlation between price movements of futures contracts and price movements in the related securities position of a Fund could create the possibility that losses on the hedging instrument are greater than gains in the value of the Fund’s position. In addition, futures and options markets could be illiquid in some circumstances and certain OTC options could have no markets. As a result, in certain markets, a Fund might not be able to close out a transaction without incurring substantial losses. Although a Fund’s use of futures and options transactions for hedging should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time it will tend to limit any potential gain to the Fund that might result from an increase in value of the position. There is also the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or option thereon. Finally, the daily variation margin requirements for futures contracts create a greater ongoing potential financial risk than would purchases of options, in which case the exposure is limited to the cost of the initial premium. However, because option premiums paid by a Fund are small in relation to the market value of the investments underlying the options, buying options can result in large amounts of leverage. The leverage offered by trading in options could cause a Fund’s net asset value to be subject to more frequent and wider fluctuation than would be the case if the Fund did not invest in options.

As is the case with futures and options strategies, the effective use of swaps and related transactions by a Fund may depend, among other things, on a Fund’s ability to terminate the transactions at times when the subadviser deems it desirable to do so. To the extent a Fund does not, or cannot, terminate such a transaction in a timely manner, a Fund may suffer a loss in excess of any amounts that it may have received, or expected to receive, as a result of entering into the transaction.

Currency hedging involves some of the same risks and considerations as other transactions with similar instruments. Currency transactions can result in losses to a Fund if the currency being hedged fluctuates in value to a degree or in a direction that is not anticipated. Further, the risk exists that the perceived linkage between various currencies may not be present or may not be present during the particular time that the Fund is engaging in proxy hedging. Currency transactions are also subject to risks different from those of other portfolio transactions. Because currency control is of great importance to the issuing governments and influences economic planning and policy, purchases and sales of currency and related instruments can be adversely affected by government exchange controls, limitations or restrictions on repatriation of currency, and manipulations or exchange restrictions imposed by governments. These forms of governmental actions can result in losses to a Fund if it is unable to deliver or receive currency or monies in settlement of obligations and could also cause hedges it has entered into to be rendered useless, resulting in full currency exposure as well as incurring transaction costs. Buyers and sellers of currency futures contracts are subject to the same risks that apply to the use of futures contracts generally. Further, settlement of a currency futures contract for the purchase of most currencies must occur at a bank based in the issuing nation. Trading options on currency futures contracts is relatively new, and the ability to establish and close out positions on these options is subject to the maintenance of a liquid market that may not always be available. Currency exchange rates may fluctuate based on factors extrinsic to that country’s economy.

Credit Default Swaps Risk. In addition to the risks applicable to derivatives generally, credit default swaps involve special risks because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the issuer of the underlying obligation, as opposed to a credit downgrade or other indication of financial difficulty.

Because the amount of interest and/or principal payments which the issuer of indexed securities is obligated to make is linked to the prices of other securities, securities indices, currencies, or other financial indicators, such

30

payments may be significantly greater or less than payment obligations in respect of other types of debt securities. As a result, an investment in indexed securities may be considered speculative. Moreover, the performance of indexed securities depends to a great extent on the performance of and may be more volatile than the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the United States and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their values may decline substantially if the issuer’s creditworthiness deteriorates.

Losses resulting from the use of Derivatives will reduce a Fund’s net asset value, and possibly income, and the losses can be greater than if Derivatives had not been used.

Risks of Derivatives Outside the United States. When conducted outside the United States, Derivatives transactions may not be regulated as rigorously as in the United States, may not involve a clearing mechanism and related guarantees, and will be subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities, currencies and other instruments. In addition, the price of any foreign futures or foreign options contract and, therefore, the potential profit and loss thereon, may be affected by any variance in the foreign exchange rate between the time an order is placed and the time it is liquidated, offset or exercised. The value of positions taken as part of non-U.S. Derivatives also could be adversely affected by: (1) other complex foreign political, legal and economic factors, (2) lesser availability of data on which to make trading decisions than in the United States, (3) delays in the Fund’s ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States and (5) lower trading volume and liquidity.

Use of Segregated and Other Special Accounts. Use of many Derivatives by a Fund will require, among other things, that the Fund segregate liquid assets with its custodian, or a designated sub-custodian, to the extent the Fund’s obligations are not otherwise “covered” through ownership of the underlying security, financial instrument or currency. In general, either the full amount of any obligation by a Fund to pay or deliver securities or assets must be covered at all times by the securities, instruments or currency required to be delivered, or, subject to any regulatory restrictions, an amount of liquid assets at least equal to the current amount of the obligation must be segregated with the custodian or subcustodian in accordance with procedures established by the Board. The segregated assets cannot be sold or transferred unless equivalent assets are substituted in their place or it is no longer necessary to segregate them. A call option on securities written by a Fund, for example, will require the Fund to hold the securities subject to the call (or securities convertible into the needed securities without additional consideration) or to segregate liquid high grade debt obligations sufficient to purchase and deliver the securities if the call is exercised. A call option sold by a Fund on an index will require the Fund to own portfolio securities that correlate with the index or to segregate liquid high grade debt obligations equal to the excess of the index value over the exercise price on a current basis. A put option on securities written by a Fund will require the Fund to segregate liquid high grade debt obligations equal to the exercise price. Except when a Fund enters into a forward contract in connection with the purchase or sale of a security denominated in a foreign currency or for other non-speculative purposes, which requires no segregation, a currency contract that obligates the Fund to buy or sell a foreign currency will generally require the Fund to hold an amount of that currency or liquid securities denominated in that currency equal to the Fund’s obligations or to segregate liquid high grade debt obligations equal to the amount of the Fund’s obligations.

OTC options entered into by a Fund, including those on securities, currency, financial instruments or indices, and OCC-issued and exchange-listed index options will generally provide for cash settlement, although the Fund will not be required to do so. As a result, when a Fund sells these instruments it will segregate an amount of assets equal to its obligations under the options. OCC-issued and exchange-listed options sold by a Fund other than those described above generally settle with physical delivery, and the Fund will segregate an amount of assets equal to the full value of the option. OTC options settling with physical delivery or with an election of either physical delivery or cash settlement will be treated the same as other options settling with physical delivery. If a Fund enters into OTC option transactions, it will be subject to counterparty risk.

31

In the case of a futures contract or an option on a futures contract, a Fund must deposit initial margin and, in some instances, daily variation margin with its futures commission merchant or custodian in addition to segregating liquid assets sufficient to meet its obligations to purchase or provide securities or currencies, or to pay the amount owed at the expiration of an index-based futures contract. A Fund will accrue the net amount of the excess, if any, of its obligations relating to swaps over its entitlements with respect to each swap on a daily basis and will segregate with its custodian, or designated sub-custodian, an amount of liquid assets having an aggregate value equal to at least the accrued excess. Caps, floors and collars require segregation of liquid assets with a value equal to the Fund’s net obligation, if any.

Derivatives may be covered by means other than those described above when consistent with applicable regulatory policies. A Fund may also enter into offsetting transactions so that its combined position, coupled with any segregated assets, equals its net outstanding obligation in related Derivatives. A Fund could purchase a put option, for example, if the strike price of that option is the same or higher than the strike price of a put option sold by the Fund. Moreover, instead of segregating assets if it holds a futures contract or forward contract, a Fund could purchase a put option on the same futures contract or forward contract with a strike price as high or higher than the price of the contract held. Other Derivatives may also be offset in combinations. If the offsetting transaction terminates at the time of or after the primary transaction, no segregation is required, but if it terminates prior to that time, assets equal to any remaining obligation would need to be segregated.

Investors should note that a Fund’s ability to pursue certain of these strategies may be limited by applicable regulations of the SEC, the CFTC and the federal income tax requirements applicable to regulated investment companies.

Distressed Debt Securities

See the discussion under High Yield Securities in this section.

Emerging Market Securities or Issuers

See the discussion under Foreign Securities and Foreign Issuers in this section.

Equity Equivalents or ETFs

Equity Equivalents or ETFs (so called because they are traded on a stock exchange) are investment company securities that enable investors to purchase or sell shares representing a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such ETFs include among others DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depository Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and the Nasdaq-100 Trust or QQQ (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indexes. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security would be expected to also lose value.

Unlike shares of typical mutual funds or unit investment trusts, however, shares of ETFs are designed to be traded throughout a trading day based on market values, and not at net asset value. For this reason, shares could trade at either a premium or discount to net asset value. However, because the portfolios held by ETFs are publicly disclosed on each trading day, and an approximation of actual net asset value is disseminated throughout the trading day, trading prices of these index-based ETFs tend to closely track the actual net asset value of the

32

underlying portfolios. Recently launched ETFs, which are not structured as investment companies, invest in gold bullion. In the future, as new products become available, the Funds may invest in ETFs that are based on fixed income indices or that are actively managed. Actively managed ETFs will likely not have the transparency of index based ETFs, and therefore, may be more likely to trade at a discount or premium to actual net asset values. Gains or losses on a Fund’s investment in ETFs will depend on the purchase and sale price of the ETF, rather than on changes in the underlying net asset value of the ETF.

Equity Equivalents may be used for several purposes, including, to simulate full investment in the underlying index while retaining a cash balance for Fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying a Fund’s assets across a broad range of equity securities.

To the extent the Fund invests in securities of other investment companies, Fund shareholders would indirectly pay a portion of the operating costs of such companies in addition to the expenses of its own operation. These costs include management, brokerage, shareholder servicing and other operational expenses. Additionally, a Fund’s investments in such investment companies are subject to limitations under the 1940 Act and market availability. See Investment Companies in this section.

Equity Securities

See the discussions under Common Stock, Convertible Securities, Equity Equivalents, Preferred Stock, Real Estate Investment Trusts, Smaller Market Capitalization Companies, and Warrants in this section.

ETFs

See Equity Equivalents in this section.

Firm Commitments

Securities may be purchased on a firm commitment basis, including when-issued securities. Securities purchased on a firm commitment basis are purchased for delivery beyond the normal settlement date at a stated price and yield. No income accrues to the purchaser of a security on a firm commitment basis prior to delivery. Such securities are recorded as an asset and are subject to changes in value based upon changes in the general level of interest rates. Purchasing a security on a firm commitment basis can involve a risk that the market price at the time of delivery may be lower than the agreed upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will only make commitments to purchase securities on a firm commitment basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. A Fund will establish a segregated account in which it will maintain liquid assets in an amount at least equal in value to the Fund’s commitments to purchase securities on a firm commitment basis. If the value of these assets declines, the Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments. See also Stand-by Commitments, TBA Purchase Commitments and When-Issued Securities in this section.

Fixed Income Securities

See Debt Obligations is this section.

33

Floating and Variable Rate Instruments

Floating or variable rate obligations bear interest at rates that are not fixed, but vary with changes in specified market rates or indices, such as the prime rate, and at specified intervals. Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer at par value prior to maturity. Such obligations include variable rate master demand notes, which are unsecured instruments issued pursuant to an agreement between the issuer and the holder that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate. A Fund will limit its purchases of floating and variable rate obligations to those of the same quality as the fixed-income securities which the Fund is otherwise permitted to purchase. The subadviser will monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

Certain of the floating or variable rate obligations that may be purchased by a Fund may carry a demand feature that would permit the holder to tender them back to the issuer of the instrument or to a third party at par value prior to maturity. Some of the demand instruments purchased by a Fund are not traded in a secondary market and derive their liquidity solely from the ability of the holder to demand repayment from the issuer or third party providing credit support. If a demand instrument is not traded in a secondary market, each Fund will nonetheless treat the instrument as “readily marketable” for the purposes of its investment restriction limiting investments in illiquid securities unless the demand feature has a notice period of more than seven days in which case the instrument will be characterized as “not readily marketable” and therefore illiquid.

A Fund’s right to obtain payment at par on a demand instrument could be affected by events occurring between the date such Fund elects to demand payment and the date payment is due that may affect the ability of the issuer of the instrument or third party providing credit support to make payment when due, except when such demand instruments permit same day settlement. To facilitate settlement, these same day demand instruments may be held in book entry form at a bank other than a Fund’s custodian subject to a sub-custodian agreement approved by such Fund between that bank and the Fund’s custodian. See Variable Amount Master Demand Notes in this section.

Foreign Securities and Foreign Issuers

Investing in the securities of foreign issuers involves special considerations which are not typically associated with investing in the securities of U.S. issuers. Investments in securities of foreign issuers may involve risks arising from differences between U.S. and foreign securities markets, including less volume, much greater price volatility in and illiquidity of certain foreign securities markets, greater difficulty in determining the fair value of securities, different trading and settlement practices and less governmental supervision and regulation, from changes in currency exchange rates, from high and volatile rates of inflation, from economic, social and political conditions such as wars, terrorism, civil unrest and uprisings, and from fluctuating interest rates.

There may be less publicly-available information about a foreign issuer than about a U.S. issuer, and foreign issuers may not be subject to the same accounting, auditing and financial record-keeping standards and requirements as U.S. issuers. In particular, the assets and profits appearing on the financial statements of an emerging market country issuer may not reflect its financial position or results of operations in the way they would be reflected had the financial statements been prepared in accordance with U.S. generally accepted accounting principles. In addition, for an issuer that keeps accounting records in local currency, inflation accounting rules may require, for both tax and accounting purposes, that certain assets and liabilities be restated on the issuer’s balance sheet in order to express items in terms of currency of constant purchasing power. Inflation accounting may indirectly generate losses or profits. Consequently, financial data may be materially affected by restatements for inflation and may not accurately reflect the real condition of those issuers and securities markets. Finally, in the event of a default in any such foreign obligations, it may be more difficult for a Fund to obtain or enforce a judgment against the issuers of such obligations.

Other investment risks include the possible imposition of foreign withholding taxes on certain amounts of a Fund’s income, the possible seizure or nationalization of foreign assets and the possible establishment of

34

exchange controls, expropriation, confiscatory taxation, other foreign governmental laws or restrictions which might affect adversely payments due on securities held by a Fund, the lack of extensive operating experience of eligible foreign subcustodians and legal limitations on the ability of a Fund to recover assets held in custody by a foreign subcustodian in the event of the subcustodian’s bankruptcy.

There generally is less governmental supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the United States. For example, there may be no comparable provisions under certain foreign laws to insider trading and similar investor protection securities laws that apply with respect to securities transactions consummated in the United States. Further, brokerage commissions and other transaction costs on foreign securities exchanges generally are higher than in the United States.

In some countries, banks or other financial institutions may constitute a substantial number of the leading companies or companies with the most actively traded securities. The 1940 Act limits a Fund’s ability to invest in any equity security of an issuer which, in its most recent fiscal year, derived more than 15% of its revenues from “securities related activities,” as defined by the rules thereunder. These provisions may also restrict a Fund’s investments in certain foreign banks and other financial institutions.

Foreign markets have different clearance and settlement procedures, and in certain markets there have been times when settlements have failed to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Further, satisfactory custodial services for investment securities may not be available in some countries having smaller, emerging capital markets, which may result in a Fund incurring additional costs and delays in transporting such securities outside such countries. Delays in settlement or other problems could result in periods when assets of a Fund are uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems or the risk of intermediary counterparty failures could cause a Fund to forego attractive investment opportunities. The inability to dispose of a portfolio security due to settlement problems could result either in losses to a Fund due to subsequent declines in the value of such portfolio security or, if the Fund has entered into a contract to sell the security, could result in possible liability to the purchaser.

Rules adopted under the 1940 Act permit a Fund to maintain its foreign securities and cash in the custody of certain eligible non-U.S. banks and securities depositories. Certain banks in foreign countries may not be “eligible sub-custodians,” as defined in the 1940 Act, for a Fund, in which event the Fund may be precluded from purchasing securities in certain foreign countries in which it otherwise would invest or which may result in the Fund’s incurring additional costs and delays in providing transportation and custody services for such securities outside of such countries. A Fund may encounter difficulties in effecting on a timely basis portfolio transactions with respect to any securities of issuers held outside their countries. Other banks that are eligible foreign sub-custodians may be recently organized or otherwise lack extensive operating experience. In addition, in certain countries there may be legal restrictions or limitations on the ability of a Fund to recover assets held in custody by foreign sub-custodians in the event of the bankruptcy of the sub-custodian.

Certain of the risks associated with international investments and investing in smaller capital markets are heightened for investments in emerging market countries. For example, some of the currencies of emerging market countries have experienced devaluation relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies. Certain of such countries face serious exchange constraints. In addition, governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector. In certain cases, the government owns or controls many companies. Accordingly, government actions in the future could have a significant effect on economic conditions in developing countries which could affect private sector companies and consequently, the value of certain securities held in a Fund’s portfolio.

Investment in certain emerging market securities is restricted or controlled to varying degrees which may at times limit or preclude investment in certain emerging market securities and increase the costs and expenses of a

35

Fund. Certain emerging market countries require governmental approval prior to investments by foreign persons, limit the amount of investment by foreign persons in a particular issuer, limit the investment by foreign persons only to a specific class of securities of an issuer that may have less advantageous rights than other classes, restrict investment opportunities in issuers in industries deemed important to national interests and/or impose additional taxes on foreign investors.

The manner in which foreign investors may invest in companies in certain emerging market countries, as well as limitations on such investments, also may have an adverse impact on the operations of a Fund. For example, the Fund may be required in some countries to invest initially through a local broker or other entity and then have the shares purchased re-registered in the name of the Fund. Re-registration may in some instances not occur on a timely basis, resulting in a delay during which the Fund may be denied certain of its rights as an investor.

Certain emerging market countries may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors which could adversely affect a Fund. In addition, if a deterioration occurs in the country’s balance of payments, it could impose temporary restrictions on foreign capital remittances. Investing in local markets in emerging market countries may require a Fund to adopt special procedures, seek local government approvals or take other actions, each of which may involve additional costs to the Fund.

With respect to investments in certain emerging market countries, different legal standards may have an adverse impact on a Fund. For example, while the potential liability of a shareholder in a U.S. corporation with respect to acts of the corporation is generally limited to the amount of the shareholder’s investment, the notion of limited liability is less clear in certain emerging market countries. Similarly, the rights of investors in emerging market companies may be more limited than those of shareholders of U.S. corporations.

Certain markets are in only the earliest stages of development. There is also a high concentration of market capitalization and trading volume in a small number of issuers representing a limited number of industries, as well as a high concentration of investors and financial intermediaries. Many of such markets also may be affected by developments with respect to more established markets in the region. Brokers in emerging market countries typically are fewer in number and less capitalized than brokers in the United States. These factors, combined with the U.S. regulatory requirements for open-end investment companies and the restrictions on foreign investment, result in potentially fewer investment opportunities for a Fund and may have an adverse impact on the investment performance of a Fund. See Depository Receipts, Obligations of Supranational Entities and Sovereign Debt in this section. See also High Yield Sovereign Debt Securities under High Yield Securities in this section.

High Yield Securities

The Strategic Bond Fund may invest without limitation in domestic and foreign “high yield” securities, commonly known as “junk bonds.” The Balanced Fund may invest without limitation in convertible securities of this type and up to 20% of its net assets in non-convertible securities of this type.

Under rating agency guidelines, medium- and lower-rated securities and comparable unrated securities will likely have some quality and protective characteristics that are outweighed by large uncertainties or major risk exposures to adverse conditions. Medium- and lower-rated securities may have poor prospects of ever attaining any real investment standing, may have a current identifiable vulnerability to default or be in default, may be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and/or may be likely to be in default or not current in the payment of interest or principal. Such securities are considered speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligations. Accordingly, it is possible that these types of factors could reduce the value of securities held by a Fund with a commensurate effect on the value of the Fund’s shares.

36

Changes by recognized rating services in their ratings of any fixed-income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. A description of the ratings used by Moody’s and S&P is set forth in Appendix A. The ratings of Moody’s and S&P generally represent the opinions of those organizations as to the quality of the securities that they rate. Such ratings, however, are relative and subjective, are not absolute standards of quality, are subject to change and do not evaluate the market risk or liquidity of the securities. Ratings of a non-U.S. debt instrument, to the extent that those ratings are undertaken, are related to evaluations of the country in which the issuer of the instrument is located. Ratings generally take into account the currency in which a non-U.S. debt instrument is denominated. Instruments issued by a foreign government in other than the local currency, for example, typically have a lower rating than local currency instruments due to the existence of an additional risk that the government will be unable to obtain the required foreign currency to service its foreign currency-denominated debt. In general, the ratings of debt securities or obligations issued by a non-U.S. public or private entity will not be higher than the rating of the currency or the foreign currency debt of the central government of the country in which the issuer is located, regardless of the intrinsic creditworthiness of the issuer.

The secondary markets for high yield securities are not as liquid as the secondary markets for higher rated securities. The secondary markets for high yield securities are concentrated in relatively few market makers and participants in the market are mostly institutional investors, including insurance companies, banks, other financial institutions and mutual funds. In addition, the trading volume for high yield securities is generally lower than that for higher-rated securities and the secondary markets could contract under adverse market or economic conditions independent of any specific adverse changes in the condition of a particular issuer. These factors may have an adverse effect on the ability of a Fund holding such securities to dispose of particular portfolio investments, may adversely affect the Fund’s net asset value per share and may limit the ability of such a Fund to obtain accurate market quotations for purposes of valuing securities and calculating net asset value. If a Fund is not able to obtain precise or accurate market quotations for a particular security, it will become more difficult to value such Fund’s portfolio securities, and a greater degree of judgment may be necessary in making such valuations. Less liquid secondary markets may also affect the ability of a Fund to sell securities at their fair value. If the secondary markets for high yield securities contract due to adverse economic conditions or for other reasons, certain liquid securities in a Fund’s portfolio may become illiquid and the proportion of the Fund’s assets invested in illiquid securities may significantly increase.

Prices for high yield securities may be affected by legislative and regulatory developments. These laws could adversely affect a Fund’s net asset value and investment practices, the secondary market for high yield securities, the financial condition of issuers of these securities and the value of outstanding high yield securities. For example, federal legislation requiring the divestiture by federally insured savings and loan associations of their investments in high yield bonds and limiting the deductibility of interest by certain corporate issuers of high yield bonds adversely affected the market in recent years.

High Yield Corporate Securities. While the market values of securities rated below investment grade and comparable unrated securities tend to react less to fluctuations in interest rate levels than do those of higher-rated securities, the values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher-rated securities. In addition, such securities present a higher degree of credit risk. Issuers of these securities are often highly leveraged and may not have more traditional methods of financing available to them, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. The risk of loss due to default by such issuers is significantly greater than with investment grade securities because such securities generally are unsecured and subordinated to the prior payment of senior indebtedness. A Fund also may incur additional expenses to the extent that it is required to seek recovery upon a default in the payment of principal or interest on its portfolio holdings.

The development of a market for high yield non-U.S. corporate securities has been a relatively recent phenomenon. On the other hand, the market for high yield U.S. corporate debt securities is more established than

37

that for high yield non-U.S. corporate debt securities, but has undergone significant changes in the past and may undergo significant changes in the future.

High yield non-U.S. and U.S. corporate securities in which the applicable Funds may invest include bonds, debentures, notes, commercial paper and preferred stock and will generally be unsecured. Most of the debt securities will bear interest at fixed rates. However, a Fund may also invest in corporate debt securities with variable rates of interest or which involve equity features, such as contingent interest or participations based on revenues, sales or profits (i.e., interest or other payments, often in addition to a fixed rate of return, that are based on the borrower’s attainment of specified levels of revenues, sales or profits and thus enable the holder of the security to share in the potential success of the venture).

High Yield Foreign Sovereign Debt Securities. Investing in fixed and floating rate high yield foreign sovereign debt securities, especially in emerging market countries, will expose Funds investing in such securities to the direct or indirect consequences of political, social or economic changes in the countries that issue the securities or in which the issuers are located. See “Foreign Securities” above. The ability and willingness of sovereign obligors in developing and emerging market countries or the governmental authorities that control repayment of their external debt to pay principal and interest on such debt when due may depend on general economic and political conditions within the relevant country. Certain countries in which a Fund may invest, especially emerging market countries, have historically experienced, and may continue to experience, high rates of inflation, high interest rates, exchange rate trade difficulties and extreme poverty and unemployment. Many of these countries are also characterized by political uncertainty or instability. Additional factors which may influence the ability or willingness to service debt include, but are not limited to, a country’s cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole, and its government’s policy towards the International Monetary Fund, the World Bank and other international agencies.

The ability of a foreign sovereign obligor, especially in emerging market countries, to make timely payments on its external debt obligations will also be strongly influenced by the obligor’s balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government’s implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties’ commitments to lend funds, which may further impair the obligor’s ability or willingness to timely service its debts. The cost of servicing external debt will also generally be adversely affected by rising international interest rates, because many external debt obligations bear interest at rates which are adjusted based upon international interest rates. The ability to service external debt will also depend on the level of the relevant government’s international currency reserves and its access to foreign exchange. Currency devaluation may affect the ability of a sovereign obligor to obtain sufficient foreign exchange to service its external debt. The risks enumerated above are particularly heightened with regard to issuers in emerging market countries.

As a result of the foregoing, a governmental obligor, especially in an emerging market country, may default on its obligations. If such an event occurs, a Fund may have limited legal recourse against the issuer and/or guarantor. Remedies must, in some cases, be pursued in the courts of the defaulting party itself, and the ability of the holder of foreign sovereign debt securities to obtain recourse may be subject to the political climate in the

38

relevant country. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of other foreign sovereign debt obligations in the event of default under their commercial bank loan agreements.

Sovereign obligors in developing and emerging market countries are among the world’s largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the Brady Bonds and other foreign sovereign debt securities in which certain of the Funds may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect a Fund’s holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants. See Foreign Securities and Foreign Issuers in this section.

Distressed Debt Securities. Distressed debt securities are debt securities that are purchased in the secondary market and are the subject of bankruptcy proceedings or otherwise in default as to the repayment of principal and/or interest at the time of acquisition by a Fund or are rated in the lower rating categories (Ca or lower by Moody’s and CC or lower by S&P) or which, if unrated, are in the judgment of the subadviser of equivalent quality. Investment in distressed debt securities is speculative and involves significant risk. The risks associated with high yield securities are heightened by investing in distressed debt securities.

A Fund will generally make such investments only when the subadviser believes it is reasonably likely that the issuer of the distressed debt securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will received new securities (e.g., equity securities). However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in distressed debt securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that the Fund will receive any interest payments on the distressed debt securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan will be completed and the Fund may be required to bear certain extraordinary expenses to protect or recover its investment. Even if an exchange offer is made or plan or reorganization is adopted with respect to the distressed debt securities held by the Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan or reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of a Fund’s participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of distressed debt securities, the Fund may be restricted from disposing of such securities. None of the Funds will generally invest more than 5% of their assets in securities that are already in default or subject to bankruptcy proceedings.

Illiquid Securities

Certain Funds may purchase securities for which there is a limited trading market or which are subject to restrictions on resale to the public, or restricted securities. Restricted securities are generally securities that have been sold in the United States without registration under applicable securities laws, and are thus subject to restrictions on resale, except for those eligible for resale under Rule 144A. If a Fund must sell restricted securities at times which otherwise might be considered to be disadvantageous (to satisfy redemptions, for

39

example), the Fund might receive lower proceeds from such sales than it had expected to realize. Investments in securities which are “restricted” may involve added expenses to a Fund should the Fund be required to bear registration costs with respect to such securities. A Fund could also be delayed in disposing of such securities which might have an adverse effect upon the price and timing of sales and the liquidity of the Fund.

If a Fund were to assume substantial positions in securities with limited trading markets, the activities of the Fund could have an adverse effect upon the liquidity and marketability of such securities and the Fund might not be able to dispose of its holdings in those securities at then current market prices. Restricted securities and securities for which there is a limited trading market may be significantly more difficult to value due to the unavailability of reliable market quotations for such securities, and investment in such securities may have an adverse impact on net asset value. See also Rule 144A Securities in this section.

Investment Companies

A Fund may from time to time invest in securities of other investment companies, subject to applicable statutory and regulatory limitations.

The return on such investments will be reduced by the operating expenses, including investment advisory and administration fees, of such investment funds, and will be further reduced by Fund expenses, including management fees; that is, there will be a layering of certain fees and expenses. Investment in closed-end investment companies also may involve the payment of substantial premiums above, and upon sale there may be substantial market discounts below, the value of such companies’ portfolio securities. The Funds do not intend to invest in such vehicles or funds unless the subadviser determines that the potential benefits of such investment justify the payment of any applicable premiums. See Equity Equivalents and ETFs in this section.

Inverse Floating Rate Obligations

Inverse floating rate obligations, or “inverse floaters” have coupon rates that vary inversely at a multiple of a designated floating rate (which typically is determined by reference to an index rate, but may also be determined through a dutch auction or a remarketing agent) (the “reference rate”). Inverse floaters may constitute a class of CMOs with a coupon rate that moves inversely to a designated index, such as London Inter-Bank Offered Rate (“LIBOR”) or Cost of Funds Index (“COFI”). Any rise in the reference rate of an inverse floater (as a consequence of an increase in interest rates) causes a drop in the coupon rate while any drop in the reference rate of an inverse floater causes an increase in the coupon rate. In addition, like most other fixed income securities, the value of inverse floaters will generally decrease as interest rates increase.

Inverse floaters exhibit substantially greater price volatility than fixed rate obligations having similar credit quality, redemption provisions and maturity, and inverse floater CMOs exhibit greater price volatility than the majority of mortgage pass-through securities or CMOs. In addition, some inverse floater CMOs exhibit extreme sensitivity to changes in prepayments. As a result, the yield to maturity of an inverse floater CMO is sensitive not only to changes in interest rates but also to changes in prepayment rates on the related underlying mortgage assets.

Loan Participations and Assignments

Loan Participations and Assignments are interests in loans and therefore are considered to be investments in debt securities. If a Fund purchases a Loan Participation, the Fund typically will have a contractual relationship only with the Lender that sold the Participation, and not with the borrower. A Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Loan Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the

40

Loan agreement relating to the Loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, a Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling a Participation, a Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. A Fund will acquire Loan Participations only if the Lender interpositioned between the Fund and the borrower is determined by the subadviser to be creditworthy. When a Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan, except that under certain circumstances such rights may be more limited than those held by the assigning Lender.

A Fund may have difficulty disposing of Assignments and Loan Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Funds anticipate that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and will have an adverse impact on a Fund’s ability to dispose of particular Assignments or Loan Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower.

Each Fund’s Board has adopted policies and procedures for the purpose of determining whether holdings are liquid or illiquid. The determination as to whether a particular Loan Participation or Assignment is liquid or illiquid, depends upon the frequency of quotes, the number of dealers willing to sell and the number of potential purchasers, the nature of the Loan Participation or Assignment, the time needed to dispose of it and the contractual provisions of the relevant documentation. To the extent that liquid Assignments and Loan Participation that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of a Fund’s assets invested in illiquid assets would increase.

In valuing a Loan Participation or Assignment held by a Fund for which a secondary trading market exists, the Fund will rely upon prices or quotations provided by banks, dealers or pricing services. To the extent a secondary trading market does not exist, a Fund’s Loan Participations and Assignments will be valued in accordance with procedures adopted by the Fund’s Board, taking into consideration, among other factors: (i) the creditworthiness of the borrower under the Loan and of the Lender; (ii) the current interest rate, the period until next rate reset and the maturity of the Loan; (iii) recent prices in the market for similar Loans; and (iv) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity. See “Net Asset Value.”

Loans of Portfolio Securities

The procedure for the lending of portfolio securities by a Fund to brokers or dealers or other financial institutions will include the following features and conditions. The borrower of the securities will deposit cash or liquid securities with the Fund in an amount equal to a minimum of 100% of the market value of the securities lent. The Fund will invest the cash collateral in short-term debt securities, money market funds or cash equivalents and earn the interest thereon. A negotiated portion of the income so earned may be paid to the borrower and/or the lending agent who arranged the loan. If a Fund receives securities as collateral, the Fund will receive a fee from the Borrower. If the value of the collateral drops below the required minimum at any time, the borrower may be called upon to post additional collateral. If the additional collateral is not paid, the loan will be immediately due and, if unpaid, the Fund may use the collateral or its own cash to replace the securities by purchase in the open market charging any loss to the borrower. These will be “demand” loans and may be terminated by the Fund or the borrower at any time. A Fund will receive the equivalent of any dividends and interest paid on the securities lent and the loans will be structured to assure that the Fund will be able to exercise its voting rights on the securities by terminating the loan. Because the borrower may terminate a loan at any time and return the loaned security to a Fund, a Fund bears the risk that it will be required to return the cash collateral underlying the loan at a time when the value of cash, as invested by the Fund, has declined. The risks of lending portfolio securities, as with other extensions of secured credit, also consist of possible delay in receiving

41

additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially, or loss in the event that the value of the collateral, at the time of a default by the borrower, is less than the market value of the securities loaned. Loans will be made to firms deemed by the subadviser to be of good standing and will not be made unless, in the judgment of the subadviser the consideration to be earned from such loans would justify the risk.

Master Demand Notes

Master demand notes are unsecured obligations of U.S. corporations redeemable upon notice that permit investment by a mutual fund of fluctuating amounts at varying rates of interest pursuant to direct arrangements between the mutual fund and the issuing corporation. Because master demand notes are direct arrangements between the mutual fund and the issuing corporation, there is no secondary market for the notes. The notes are, however, redeemable at face value plus accrued interest at any time. However, a Fund’s liquidity might be impaired if the corporation were unable to pay principal and interest on demand. See also Variable Amount Master Demand Notes in this section.

Money Market Instruments

Money market instruments are short-term debt obligations including U.S. government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. government agencies or instrumentalities, repurchase agreements and certificates of deposit issued against funds deposited in a bank or a savings and loan association, repurchase agreements. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current regulations of the Federal Deposit Insurance Company, the maximum insurance payable as to any one certificate of deposit is $100,000; therefore, certificates of deposit purchased by a Fund may not be fully insured. Money market instruments also include commercial paper and bankers acceptances and bank time deposits. Bankers acceptances are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then “accepted” by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity. Bank time deposits are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced. See also Bank Obligations, Commercial Paper, Master Demand Notes, Structured Instruments, U.S. Government Obligations and Variable Amount Master Demand Notes in this section.

Mortgage-Backed Securities

The following describes certain characteristics of mortgage-backed securities. It should be noted that new types of mortgage-backed securities are developed and marketed from time to time and that a Fund may invest in those new types of mortgage-backed securities to the extent consistent with its investment objectives.

Background. Mortgage-backed securities were introduced in the 1970s when the first pool of mortgage loans was converted into a mortgage pass-through security. Since the 1970s, the mortgage-backed securities market has vastly expanded and a variety of structures have been developed to meet investor needs.

Yield Characteristics. Interest and principal payments on mortgage-backed securities are typically made monthly, and principal may be prepaid at any time because the underlying mortgage loans or other assets generally may be prepaid at any time. As a result, if a Fund purchases such a security at a premium, a prepayment rate that is faster than expected will reduce yield to maturity, while a prepayment rate that is slower

42

than expected will have the opposite effect of increasing yield to maturity. Conversely, if a Fund purchases these securities at a discount, faster than expected prepayments will increase, while slower than expected prepayments will reduce, yield to maturity.

Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors’ housing needs, job transfers, unemployment, mortgagors’ net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates. Accordingly, amounts available for reinvestment by a Fund are likely to be greater during a period of relatively low interest rates and, as a result, are likely to be reinvested at lower interest rates than during a period of relatively high interest rates. This prepayment effect has been particularly pronounced during recent years as borrowers have refinanced higher interest rate mortgages into lower interest rate mortgages available in the marketplace. On the other hand, during periods of rising interest rates, prepayments tend to be reduced, effectively extending the maturities of the securities, at a time when the securities may have a lower yield than other available instruments. As a result, mortgage-backed securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment.

Guaranteed Mortgage Pass-Through Securities. Guaranteed mortgage pass-through securities are mortgage pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Any guarantee of such securities runs only to principal and interest payments on the securities and not to the market value of such securities or the principal and interest payments on the underlying mortgages. In addition, the guarantee only runs to the portfolio securities held by a Fund and not to the purchase of shares of the Fund. Such securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a “pass-through” of the monthly interest and principal payments (including any prepayments) made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. Guaranteed mortgage pass-through securities are often sold on a to-be-acquired or “TBA” basis. Such securities are typically sold one to three months in advance of issuance, prior to the identification of the underlying pools of mortgage securities but with the interest payment provisions fixed in advance. The underlying pools of mortgage securities are identified shortly before settlement and must meet certain parameters.

The guaranteed mortgage pass-through securities in which a Fund may invest may include those issued or guaranteed by Ginnie Mae (“Ginnie Mae Certificates”), the Federal National Mortgage Association (“Fannie Mae Certificates”) and Freddie Mac (“Freddie Mac Certificates”).

Ginnie Mae Certificates. Ginnie Mae is a wholly-owned corporate instrumentality of the United States within the Department of Housing and Urban Development. The full faith and credit of the U.S. government is pledged to the payment of amounts that may be required to be paid under any guarantee, but not as to the market value of such securities. The Ginnie Mae Certificates will represent a pro rata interest in one or more pools of the following types of mortgage loans: (i) fixed rate level payment mortgage loans; (ii) fixed rate graduated payment mortgage loans; (iii) fixed rate growing equity mortgage loans; (iv) fixed rate mortgage loans secured by manufactured (mobile) homes; (v) mortgage loans on multifamily residential properties under construction; (vi) mortgage loans on completed multifamily projects; (vii) fixed rate mortgage loans as to which escrowed funds are used to reduce the borrower’s monthly payments during the early years of the mortgage loans (“buydown” mortgage loans); (viii) mortgage loans that provide for adjustments in payments based on periodic changes in interest rates or in other payment terms of the mortgage loans; and (ix) mortgage-backed serial notes. All of these mortgage loans will be Federal Housing Administration Loans (“FHA Loans”) or Veterans’ Administration Loans (“VA Loans”) and, except as otherwise specified above, will be fully amortizing loans secured by first liens on one- to four-family housing units.

43

Fannie Mae Certificates. Fannie Mae is a federally chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act. Each Fannie Mae Certificate will entitle the registered holder thereof to receive amounts representing such holder’s pro rata interest in scheduled principal payments and interest payments (at such Fannie Mae Certificate’s pass-through rate, which is net of any servicing and guarantee fees on the underlying mortgage loans), and any principal prepayments on the mortgage loans in the pool represented by such Fannie Mae Certificate and such holder’s proportionate interest in the full principal amount of any foreclosed or otherwise finally liquidated mortgage loan. The full and timely payment of principal of and interest on each Fannie Mae Certificate, but not the market value thereof, will be guaranteed by Fannie Mae, which guarantee is not backed by the full faith and credit of the U.S. government. Each Fannie Mae Certificate will represent a pro rata interest in one or more pools of FHA Loans, VA Loans or conventional mortgage loans (i.e., mortgage loans that are not insured or guaranteed by any governmental agency) of the following types: (i) fixed rate level payment mortgage loans; (ii) fixed rate growing equity mortgage loans; (iii) fixed rate graduated payment mortgage loans; (iv) variable rate California mortgage loans; (v) other adjustable rate mortgage loans; and (vi) fixed rate mortgage loans secured by multifamily projects.

Freddie Mac Certificates. Freddie Mac is a corporate instrumentality of the United States created pursuant to the Emergency Home Finance Act of 1970, as amended (the “FHLMC Act”). Freddie Mac guarantees to each registered holder of a Freddie Mac Certificate ultimate collection of all principal of the related mortgage loans, without any offset or deduction, but does not, generally, guarantee the timely payment of scheduled principal or the market value of the securities. Freddie Mac may remit the amount due on account of its guarantee of collection of principal at any time after default on an underlying mortgage loan, but not later than 30 days following: (i) foreclosure sale; (ii) payment of a claim by any mortgage insurer; or (iii) the expiration of any right of redemption, whichever occurs later, but in any event no later than one year after demand has been made upon the mortgagor for accelerated payment of principal. The obligations of Freddie Mac under its guarantee are obligations solely of Freddie Mac and are not backed by the full faith and credit of the U.S. government.

Freddie Mac Certificates represent a pro rata interest in a group of mortgage loans (a “Freddie Mac Certificate group”) purchased by Freddie Mac. The mortgage loans underlying the Freddie Mac Certificates will consist of fixed rate or adjustable rate mortgage loans with original terms to maturity of between ten and thirty years, substantially all of which are secured by first liens on one- to four-family residential properties or multifamily projects. Each mortgage loan must meet the applicable standards set forth in the FHLMC Act. A Freddie Mac Certificate group may include whole loans, participation interests in whole loans and undivided interests in whole loans and participations comprising another Freddie Mac Certificate group.

Recent accounting issues at Fannie Mae and Freddie Mac have resulted in turnover of top management at those entities and have led to increased congressional scrutiny and proposals for changes to how these government sponsored entities are regulated. It is unclear what effect that any such changes, if implemented, would have on the Funds or on their investment in certificates issued by Fannie Mae or Freddie Mac.

Mortgage Dollar Rolls

In mortgage “dollar rolls” a Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. During the roll period, a Fund foregoes principal and interest paid on the mortgage-backed securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. At the time a Fund enters into a mortgage “dollar roll,” it will establish a segregated account with its custodian bank in which it will maintain cash, U.S. government securities or other liquid assets equal in value to its obligations in respect of dollar rolls, and accordingly, such dollar rolls will not be considered borrowings. Mortgage dollar rolls involve the risk that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of proceeds of the dollar roll may

44

be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. See also Mortgage-Backed Securities in this section.

Municipal Lease Obligations

California Tax Free Bond Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund and New York Tax Free Bond Fund may invest in municipal lease obligations. Although lease obligations do not constitute general obligations of the issuer for which the lessee’s unlimited taxing power is pledged, a lease obligation is frequently backed by the lessee’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “nonappropriation” clauses which provide that the lessee has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “nonappropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. See Municipal Obligations in this section.

Municipal Obligations

Municipal obligations include municipal bonds, notes and commercial paper issued by or on behalf of states, territories and possessions of the United States (including, for example, the District of Columbia, Puerto Rico, Guam and certain Native American tribes) and their political subdivisions, agencies or instrumentalities, the interest on which is exempt from federal income taxes (without regard to whether the interest thereon is also exempt from the personal income taxes of any state).

Municipal Obligation bonds generally have a maturity at the time of issue of one year or more and are issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as bridges, highways, housing, hospitals, mass transportation, schools, streets and water and sewer works. Other public purposes for which Municipal Obligation bonds may be issued include refunding outstanding obligations, obtaining funds for general operating expenses, and obtaining funds to loan to other public institutions and facilities. In addition, certain types of industrial development bonds are issued by or on behalf of public authorities to obtain funds to provide privately-operated housing facilities, industrial facilities, sports facilities, convention or trade show facilities, airport, mass transit, port or parking facilities, air or water pollution control facilities, hazardous waste treatment or disposal facilities, and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Such obligations are included within the term municipal obligations if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal obligations, although the current federal tax laws place substantial limitations on the size of such issues.

The two principal classifications of Municipal Obligation bonds are “general obligation” and “revenue” bonds. There are, of course, variations in the security of municipal obligations, both within a particular classification and between classifications, depending on numerous factors. General obligation bonds are secured by the issuer’s pledge of its good faith, credit and taxing power for the payment of principal and interest. The payment of the principal of and interest on such bonds may be dependent upon an appropriation by the issuer’s legislative body. The characteristics and enforcement of general obligation bonds vary according to the law applicable to the particular issuer. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise or other specific revenue source. Industrial development bonds which are municipal obligations are in most cases revenue bonds and do not generally constitute the pledge of the credit of the issuer of such bonds. Each of California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund may invest more than 25% of its assets in (i) industrial revenue bonds issued to finance industrial projects, and (ii) municipal obligations issued to finance housing, electrical utilities and hospitals (although a Fund may not invest more than 25% of its assets at

45

any time in debt securities financing any one of housing, electrical utilities, or hospitals, considered as three separate categories). Projects may suffer construction delays, increased costs or reduced revenues as a result of political, regulatory, economic and other factors. As a result projects may not generate sufficient revenues to pay principal and interest on municipal obligations held by a Fund.

The ability of an issuer of municipal obligations to fulfill its payment obligations may be adversely affected by political and economic conditions and other developments. A significant portion of a Fund’s assets may be invested, from time to time, in municipal securities of issuers concentrated in a particular region or industry. You should be aware that these Funds, including those that invest primarily in municipal obligations of issuers located in California or New York, may invest, from time to time, a significant portion of their assets in municipal obligations issued by Puerto Rico or other U.S. territories. Such securities may be adversely affected by factors particular to issuers located in those areas.

Municipal Obligation notes are issued by states, municipalities and other tax-exempt issuers to finance short-term cash needs or, occasionally, to finance construction. Most Municipal Obligation notes are general obligations of the issuing entity payable from taxes or designated revenues expected to be received within the related fiscal period. Municipal Obligation notes generally have maturities of one year or less. Municipal Obligation notes include:

1.	Tax Anticipation Notes. Tax Anticipation Notes are issued to finance operational needs of municipalities. Generally, they are issued in anticipation of the receipt of various tax revenues, such as property, income, sales, use and business taxes.

2.	Revenue Anticipation Notes. Revenue Anticipation Notes are issued in expectation of receipt of dedicated revenues, such as state aid or federal revenues available under federal revenue sharing programs.

3.	Tax and Revenue Anticipation Notes. Tax and Revenue Anticipation Notes are issued by a state or municipality to fund its day-to-day operations and certain local assistance payments to its municipalities and school districts. Such Notes are issued in anticipation of the receipt of various taxes and revenues, such as personal income taxes, business taxes and user taxes and fees.

4.	Bond Anticipation Notes. Bond Anticipation Notes are issued to provide interim financing until long-term bond financing can be arranged. Long-term bonds or renewal Bond Anticipation Notes provide the money for the repayment of the Notes. Bond Anticipation Notes are issued most frequently by both general obligation and revenue bond issuers usually to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.

Municipal Obligation commercial paper typically represents short-term, unsecured, negotiable promissory notes. These obligations are issued by agencies of state and local governments to finance seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases, Municipal Obligation commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

The yields on municipal obligations are dependent on a variety of factors, including general market conditions, supply and demand and general conditions of the Municipal Obligation market, size of a particular offering, the maturity of the obligation and rating (if any) of the issue. The ratings of Moody’s, S&P and Fitch represent their opinions as to the quality of various municipal obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, municipal obligations with the same maturity, coupon and rating may have different yields while municipal obligations of the same maturity and coupon with different ratings may have the same yield.

The secondary market for municipal obligations may be less liquid than for most taxable fixed-income securities. Consequently, the ability of Funds to buy and sell municipal obligations may, at any particular time

46

and with respect to any particular securities, be limited. The amount of information about the financial condition of an issuer of municipal obligations may not be as extensive as information about corporations whose securities are publicly traded. Obligations of issuers of municipal obligations may be subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the U.S. Bankruptcy Code and applicable state laws, which could limit the ability of such Funds to recover payments of principal or interest on such securities.

In determining the tax status of interest on municipal obligations, the subadviser relies without independent review on opinions rendered at the time of issuance of bond counsel who may be counsel to the issuer. See Municipal Lease Obligations in this section.

Non-Diversification

Each of the California Tax Free Bond Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund and New York Tax Free Bond Fund is classified as a “non-diversified” fund under the 1940 Act, which means that each Fund is not limited by the 1940 Act in the proportion of its assets that may be invested in the obligations of a single issuer. Each of the Funds, however, intends to comply with the diversification requirements imposed by the Code in order to continue to qualify as a regulated investment company and New York Municipal Money Market Fund intends to comply with the diversification requirements for money market funds. To the extent the Funds invest a greater proportion of their assets in the securities of a smaller number of issuers, each Fund may be more susceptible to any single economic, political or regulatory occurrence than a more widely diversified fund and may be subject to greater risk of loss with respect to its portfolio securities.

Participation Interests and Certificates

California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund may purchase from banks, insurance companies or other financial institutions on behalf of each Fund participation interests in all or part of specific holdings of municipal obligations. These Funds have the right to sell the participation interest back to the institution and draw on the letter of credit or guarantee for all or any part of the full principal amount of the participation interest in the security, plus accrued interest. In some cases, these rights may not be exercisable in the event of a default on the underlying municipal obligations; in these cases, the underlying municipal obligations must meet the Funds’ credit standards at the time of purchase of the participation interests. Each participation interest is backed by an irrevocable letter of credit or guarantee of, or a right to put to, a bank (which may be the bank issuing the participation interest, a bank issuing a confirming letter of credit to that of the issuing bank, or a bank serving as agent of the issuing bank with respect to the possible repurchase of the participation interest) or insurance policy of an insurance company. Participation interests will only be purchased if in the opinion of counsel to the issuer interest income on such interests will be tax-exempt when distributed as dividends to shareholders of the Funds.

The New York Municipal Money Market Fund may invest in participation certificates. A participation certificate gives a Fund an undivided interest in the underlying obligations in the proportion that a Fund’s interest bears to the total principal amount of such obligations. Certain of such participation certificates may carry a demand feature that would permit the holder to tender them back to the issuer or to a third party prior to maturity.

Portfolio Turnover

Purchases and sales of portfolio securities may be made as considered advisable by the subadviser in the best interests of the shareholders. Each Fund intends to limit portfolio trading to the extent practicable and consistent with its investment objectives. Each Fund’s portfolio turnover rate may vary from year to year, as well as within a year. Short-term gains realized from portfolio transactions are taxable to shareholders as ordinary income. In addition, higher portfolio turnover rates can result in corresponding increases in portfolio transaction costs for a Fund. See “Portfolio Transactions” in this SAI. See the tables under “Financial Highlights” in the Prospectus for the Funds’ portfolio turnover rates.

47

Preferred Stock

Preferred stocks, like common stocks, represent an equity ownership in an issuer, but generally have a priority claim over common stocks, but not over debt, with respect to dividend payments and upon the liquidation or bankruptcy of the issuer. Therefore, preferred stock is subject to the credit risk of the issuer, but because of its subordinate position to debt obligations of the issuer, the deterioration of the credit of an issuer is likely to cause greater decreases in the value of preferred stock than in more senior debt obligations. The market value of preferred stocks with no conversion rights and fixed dividend rates, like fixed income securities, tends to move inversely with interest rates, with the price determined by the dividend rate. However, because most preferred stocks do not have a fixed maturity date (although they may have call features giving the issuer the right to call the securities under certain circumstances or redemption features giving the holder the right to cause the issuer to repurchase the securities under certain circumstances), these securities generally will fluctuate more in value when interest rates change than, for example, debt issued by the same issuer. Some preferred stocks may pay dividends at an adjustable rate, based on an auction, an index or other formula. In the absence of credit deterioration, adjustable rate preferred stocks tend to have less price volatility than fixed rate preferred stocks.

Unlike common stocks, preferred stocks do not typically have voting rights. Some preferred stocks have convertible features. See also Convertible Securities in this section.

Privately-Issued Mortgage Securities

Privately-issued mortgage securities are mortgage-backed securities issued by private issuers and may entail greater risk than mortgage-backed securities that are guaranteed by the U.S. government, its agencies or instrumentalities. Privately-issued mortgage securities are issued by private originators of, or investors in, mortgage loans, including mortgage bankers, commercial banks, investment banks, savings and loan associations and special purpose subsidiaries of the foregoing. Since privately-issued mortgage certificates are not guaranteed by an entity having the credit status of Ginnie Mae or Freddie Mac, such securities generally are structured with one or more types of credit enhancement. Such credit support falls into two categories: (i) liquidity protection and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the pass-through of payments due on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default enhances the likelihood of ultimate payment of the obligations on at least a portion of the assets in the pool. Such protection may be provided through guarantees, insurance policies or letters of credit obtained by the issuer or sponsor from third parties, through various means of structuring the transaction or through a combination of such approaches.

The ratings of mortgage securities for which third-party credit enhancement provides liquidity protection or protection against losses from default are generally dependent upon the continued creditworthiness of the provider of the credit enhancement. The ratings of such securities could be subject to reduction in the event of deterioration in the creditworthiness of the credit enhancement provider even in cases where the delinquency and loss experience on the underlying pool of assets is better than expected. There can be no assurance that the private issuers or credit enhancers of mortgage-backed securities can meet their obligations under the relevant policies or other forms of credit enhancement.

Examples of credit support arising out of the structure of the transaction include “senior-subordinated securities” (multiple class securities with one or more classes subordinate to other classes as to the payment of principal thereof and interest thereon, with the result that defaults on the underlying assets are borne first by the holders of the subordinated class), creation of “reserve funds” (where cash or investments sometimes funded from a portion of the payments on the underlying assets are held in reserve against future losses) and “over-collateralization” (where the scheduled payments on, or the principal amount of, the underlying assets exceed those required to make payment of the securities and pay any servicing or other fees). The degree of credit support provided for each issue is generally based on historical information with respect to the level of credit risk

48

associated with the underlying assets. Delinquency or loss in excess of that which is anticipated could adversely affect the return on an investment in such security. See also Mortgage-Backed Securities in this section.

Real Estate Investment Trusts

Real Estate Investment Trusts (“REITs”) are entities which either own properties or make construction or mortgage loans. Equity REITs may also include operating or finance companies. Equity REITs own real estate directly and the value of, and income earned by, the trust depends upon the income of the underlying properties and the rental income they earn. Equity REITs can also realize capital gains by selling properties that have appreciated in value. The value of securities issued by REITs are affected by tax and regulatory requirements and by perceptions of management skill. They are also subject to heavy cash flow dependency, defaults by borrowers or tenants, self-liquidation, the possibility of failing to qualify for tax-free status under the Code and failing to maintain exemption from the 1940 Act.

Repurchase Agreements

Each Fund may enter into repurchase agreements for cash management purposes. A repurchase agreement is a transaction in which the seller of a security commits itself at the time of the sale to repurchase that security from a Fund, as the buyer, at a mutually agreed upon time and price.

Each Fund will enter into repurchase agreements only with dealers, banks or recognized financial institutions which, in the opinion of the subadviser, are deemed creditworthy. The subadviser will monitor the value of the securities underlying the repurchase agreement at the time the transaction is entered into and at all times during the term of the repurchase agreement to ensure that the value of the securities always equals or exceeds the repurchase price. Each Fund requires that additional securities be deposited if the value of the securities purchased decreases below their resale price and bears the risk of a decline in the value of the underlying security if the seller defaults under the repurchase obligation. In the event of default by the seller under the repurchase agreement, a Fund could experience losses and experience delays in connection with the disposition of the underlying securities. To the extent that, in the meantime, the value of the securities that a Fund has purchased has decreased, the Fund could experience a loss. Repurchase agreements with maturities of more than seven days will be treated as illiquid securities by a Fund.

Restricted Securities

See Illiquid Securities and Rule 144A Securities in this section.

Reverse Repurchase Agreements

A reverse repurchase agreement involves the sale of portfolio securities by a Fund to a broker/dealer or other financial institution, with an agreement by the Fund to repurchase the securities at an agreed upon price, date and interest payment and are considered borrowings by the Funds and are subject to any borrowing limitations set forth under “Investment Restrictions and Limitations” in this SAI. A Fund may have an opportunity to earn a greater rate of interest on the investment of the cash proceeds of the sale than the Fund is required to pay to the counterparty. However, opportunities to realize earnings from the use of the proceeds equal to or greater than the interest required to be paid by the Fund under the reverse repurchase agreement may not always be available. The use of reverse repurchase agreements involves the speculative factor known as “leverage” and may exaggerate any interim increase or decrease in the value of a Fund’s assets. If a Fund enters into a reverse repurchase agreement, the Fund will maintain assets with its custodian having a value equal to or greater than the value of its commitments under the agreement. A Fund’s liquidity and ability to manage its assets may be adversely affected when it sets aside cash or securities to cover its commitments. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Fund may decline below

49

the repurchase price of those securities, that the assets purchased with the proceeds of the agreement decline in value, or that the buyer under a reverse repurchase agreement files for bankruptcy or becomes insolvent. See also Borrowing in this section.

Rule 144A Securities

Certain Funds may purchase Rule 144A securities, which may be sold to “qualified institutional buyers,” as defined in Rule 144A promulgated under the 1933 Act. Rule 144A provides an exemption from the registration requirements of the 1933 Act for the resale of certain restricted securities to qualified institutional buyers.

If there is a secondary market for such securities, Rule 144A securities may be considered liquid securities if so determined by or on behalf of a Fund’s Board of Trustees. The Board may delegate the day-to-day function of determining liquidity to the fund’s investment adviser, provided that the Board retains oversight. The Board of each Fund has adopted policies and procedures for the purpose of determining whether securities that are eligible for resales under Rule 144A are liquid or illiquid. Pursuant to those policies and procedures, each Board has delegated to the subadviser the determination as to whether a particular security is liquid or illiquid requiring that consideration be given to, among other things, the frequency of trades and quotes for the security, the number of dealers willing to sell the security and the number of potential purchasers, dealer undertakings to make a market in the security, the nature of the security and the time needed to dispose of the security. Each Fund’s Board periodically reviews Fund purchases and sales of Rule 144A securities.

To the extent that liquid Rule 144A securities that a Fund holds become illiquid, due to the lack of sufficient qualified institutional buyers or market or other conditions, the percentage of a Fund’s assets invested in illiquid assets would increase. The subadviser, under the supervision of the Fund’s Board, will monitor Fund investments in Rule 144A securities and will consider appropriate measures to enable a Fund to meet any investment limitations and to maintain sufficient liquidity for operating purposes and to meet redemption requests.

Short Sales

Short sales of securities are transactions in which a Fund sells a security it does not own in anticipation of a decline in the market value of the security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to repay the lender any dividends or interest paid during the period of the loan.

To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold short. A portion of the net proceeds of the short sale may be retained by the broker (or by the Fund’s custodian in a special custody account) to the extent necessary to meet margin sales. The Fund will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of premiums, dividends, interest or expenses the fund may be required to pay in connection with a short sale. An increase in the value of a security sold short by the Fund over the price which it was sold short will result in a loss to the Fund, and there can be no assurance that the Fund will be able to close out the position at any particular time or at an acceptable price. Where short sales are not against the box, losses may be unlimited.

A Fund may enter into a short sale “against the box” where it owns the securities sold short (or securities convertible or exchangeable into such securities at no additional cost to the Fund). If the Fund enters into a short sale against the box, it will be required to hold such securities while the short sale is outstanding. A Fund will incur transaction costs, including interest expense, in connection with opening, maintaining, and closing short sales against the box. If the Fund engages in any short sales against the box, it will incur the risk that the security

50

sold short will appreciate in value after the sale, with the result that a Fund will lose the benefit of any such appreciation. A Fund may make short sales both as a form of hedging to offset potential declines in long positions in similar securities and in order to maintain portfolio flexibility. Short sales may be subject to special tax rules, one of the effects of which may be to accelerate income to a Fund.

Smaller Market Capitalization Companies

Investments in companies with smaller market capitalizations, including companies generally considered to be small cap and mid cap companies, may involve greater risks and volatility than investments in larger companies. Companies with smaller market capitalizations may be at an earlier stage of development, may be subject to greater business risks, may have limited product lines, limited financial resources and less depth in management than more established companies. In addition, these companies may have difficulty withstanding competition from larger more established companies in their industries. The securities of companies with smaller market capitalizations may be thinly traded (and therefore have to be sold at a discount from current market prices or sold in small lots over an extended period of time), may be followed by fewer investment research analysts and may be subject to wider price swings and thus may create a greater chance of loss than investing in securities of larger capitalization companies. In addition, transaction costs in smaller capitalization stocks may be higher than those of larger capitalization companies.

Sovereign Debt

Sovereign debt is debt issued or guaranteed by foreign governments (including countries, provinces and municipalities) or their agencies and instrumentalities. Sovereign debt may trade at a substantial discount from face value. Emerging-market country sovereign debt involves a high degree of risk, is generally lower-quality debt, and is considered speculative in nature. The issuer or governmental authorities that control sovereign-debt repayment (“sovereign debtors”) may be unable or unwilling to repay principal or interest when due in accordance with the terms of the debt. A sovereign debtor’s willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash-flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor’s policy towards the IMF, and the political constraints to which the sovereign debtor may be subject. Sovereign debtors may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest arrearage on their debt. The commitment of these third parties to make such disbursements may be conditioned on the sovereign debtor’s implementation of economic reforms or economic performance and the timely service of the debtor’s obligations. The sovereign debtor’s failure to meet these conditions may cause these third parties to cancel their commitments to provide funds to the sovereign debtor, which may further impair the debtor’s ability or willingness to timely service its debts. See also Foreign Securities and Foreign Issuers, Supranational Debt Obligations and High Yield Bonds—High Yield Foreign Debt Securities in this section.

Stand-by Commitments

A stand-by commitment involves the purchase of municipal securities by a Fund together with the right to resell them to the seller or a third party at an agreed-upon price or yield within specified periods prior to their maturity dates. Such a right to resell is commonly known as a stand-by commitment, and the aggregate price which a Fund pays for securities with a stand-by commitment may increase the cost, and thereby reduce the yield, of the security. The primary purpose of this practice is to provide a Fund with liquidity as needed. Stand-by commitments involve certain expenses and risks, including the inability of the issuer of the commitment to pay for the securities at the time the commitment is exercised, non-marketability of the commitment, and differences between the maturity of the underlying security and the maturity of the commitment. See also Firm Commitments in this section.

51

Stripped Mortgage Securities

Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.

Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (“IO” or interest-only), while the other class will receive all of the principal (“PO” or principal-only class). The yield to maturity on IOs, POs and other mortgage-backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities’ yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by a nationally recognized statistical rating organizations.

In addition to the stripped mortgage securities described above, the Strategic Bond Fund may invest in similar securities such as Super POs, Levered IOs and IOettes which are more volatile than POs and IOs. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. The Strategic Bond Fund may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund. See “Additional Information Concerning Taxes” in this SAI. See also Mortgage-Backed Securities in this section.

Structured Instruments

Structured instruments are money market instruments that have been structured to meet the regulatory requirements for investment by money market funds, typically by a bank, broker/dealer or other financial institution. They generally consist of a trust or partnership through which a fund holds an interest in one or more underlying bonds or other debt obligations coupled with a conditional right to sell (“put”) the fund’s interest in the underlying bonds at par plus accrued interest to a financial institution (a “Liquidity Provider”). With respect to tax-exempt instruments, the instrument is typically structured as a trust or partnership which provides for pass-through tax-exempt income. Structured instruments in which a Fund may invest include: (1) “Tender Option Bonds”, which are instruments which grant the holder thereof the right to put an underlying bond at par plus accrued interest at specified intervals to a Liquidity Provider; (2) “Swap Products”, in which the trust or partnership swaps the payments due on an underlying bond with a swap counterparty who agrees to pay a floating money market interest rate; and (3) “Partnerships”, which allocate to the partners income, expenses, capital gains and losses in accordance with a governing partnership agreement. Structured instruments may be considered to be derivatives.

Supranational Debt Obligations

Supranational entities include international organizations designated or supported by governmental entities and international banking institutions and related government agencies to promote economic reconstruction or

52

development. Examples include the World Bank, the European Investment Bank, the European Bank for Reconstruction and Development, the Asian Development Bank and the Inter-American Development Bank. Such supranational issued instruments may be denominated in multi-national currency units. Obligations of the World Bank and certain other supranational organizations are supported by subscribed but unpaid commitments of member countries. There is no assurance that these commitments will be undertaken or complied with in the future. See Foreign Securities and Foreign Issuers, and Sovereign Debt in this section.

TBA Purchase Commitments

TBA or “To Be Announced” purchase commitments are commitments to purchase securities for a fixed price at a future date, typically not exceeding 75 to 90 days. TBA purchase commitments may be considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines prior to settlement date. Unsettled TBA purchase commitments are valued at the current market value of the underlying securities and a Fund will set aside cash or other liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, a Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a Fund chooses to dispose of the TBA security prior to its settlement, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. See also When-Issued and Delayed Delivery Securities in this section.

U.S. Government Obligations

Securities issued or guaranteed by U.S. government agencies and instrumentalities include obligations that are supported by: (a) the full faith and credit of the U.S. Treasury (e.g., direct pass-through certificates of the Government National Mortgage Association (“Ginnie Maes”)); (b) the limited authority of the issuer or guarantor to borrow from the U.S. Treasury (e.g., obligations of Federal Home Loan Banks); or (c) only the credit of the issuer or guarantor (e.g., obligations of the Federal Home Loan Mortgage Corporation (“Freddie Macs”)). In the case of obligations not backed by the full faith and credit of the U.S. Treasury, the agency issuing or guaranteeing the obligation is principally responsible for ultimate repayment.

Agencies and instrumentalities that issue or guarantee debt securities and that have been established or sponsored by the U.S. government include, in addition to those identified above, the Bank for Cooperatives, the Export-Import Bank, the Federal Farm Credit System, the Federal Intermediate Credit Banks, the Federal Land Banks, Fannie Mae and the Student Loan Marketing Association. See also Mortgage-Backed Securities in this section.

Variable Amount Master Demand Notes

A variable amount master demand note (which is a type of commercial paper) represents a direct borrowing arrangement involving periodically fluctuating rates of interest under a letter agreement between a commercial paper issuer and an institutional lender, such as one of the Funds, pursuant to which the lender may determine to invest varying amounts. Transfer of such notes is usually restricted by the issuer, and there is no secondary trading market for such notes. Each Fund therefore may only invest in a master demand note to the extent that the investment would not violate the Fund’s limits on restricted and illiquid securities.

Warrants

Warrants are securities which permit, but do not obligate, their holder to subscribe for other securities. Warrants are subject to the same market risks as stocks, but may be more volatile in price. Warrants do not carry the right to dividends or voting rights with respect to their underlying securities, and they do not represent any rights in assets of the issuer. An investment in warrants may be considered speculative. In addition, the value of a warrant does not necessarily change with the value of the underlying securities and a warrant ceases to have value if it is not exercised prior to its expiration date.

53

When-Issued Securities

Securities purchased on a “when-issued” or on a “forward delivery” basis means that delivery of the securities occurs beyond customary settlement times. Delivery of and payment for these securities can take place a month or more after the date of the purchase commitment. The payment obligation and the interest rate that will be received on when-issued and delayed-delivery securities are fixed at the time the buyer enters into the commitment. Due to fluctuations in the value of securities purchased or sold on a when-issued or delayed-delivery basis, the yields obtained on such securities may be higher or lower than the yields available in the market on the dates when the investments are actually delivered to the buyers. When-issued securities may include securities purchased on a “when, as and if issued” basis, under which the issuance of the security depends on the occurrence of a subsequent event, such as approval of a merger, corporate reorganization or debt restructuring. The value of such securities is subject to market fluctuation during this period and no interest or income, as applicable, accrues to the portfolio until settlement takes place.

At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction, reflect the value each day of such securities in determining its net asset value and, if applicable, calculate the maturity for the purposes of average maturity from that date. At the time of settlement a when-issued security may be valued at less than the purchase price. To facilitate such acquisitions, a Fund will identify on its books cash or liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, a Fund will meet its obligations from maturities or sales of the segregated securities and/or from cash flow. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. When Fund engages in when-issued or delayed-delivery transactions, it relies on the other party to consummate the trade. Failure of the seller to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered advantageous. See TBA Securities in this section.

Zero Coupon Securities, PIK Bonds and Deferred Payment Securities

Certain of the Funds may invest in zero coupon securities, PIK bonds and deferred payment securities. Zero coupon securities are debt securities that pay no cash income but are sold at substantial discounts from their value at maturity. When a zero coupon security is held to maturity, its entire return, which consists of the amortization of discount, comes from the difference between its purchase price and its maturity value. This difference is known at the time of purchase, so that investors holding zero coupon securities until maturity know at the time of their investment what the expected return on their investment will be. Certain zero coupon securities also are sold at substantial discounts from their maturity value and provide for the commencement of regular interest payments at a deferred date. Zero coupon securities may have conversion features. A Fund also may purchase PIK bonds. PIK bonds pay all or a portion of their interest in the form of debt or equity securities. Deferred payment securities are securities that remain zero coupon securities until a predetermined date, at which time the stated coupon rate becomes effective and interest becomes payable at regular intervals.

Zero coupon securities, PIK bonds and deferred payment securities tend to be subject to greater price fluctuations in response to changes in interest rates than ordinary interest-paying debt securities with similar maturities. The value of zero coupon securities appreciates more during periods of declining interest rates and depreciates more during periods of rising interest rates than ordinary interest-paying debt securities with similar maturities. Zero coupon securities, PIK bonds and deferred payment securities may be issued by a wide variety of corporate and governmental issuers. Although these instruments are generally not traded on a national securities exchange, they are widely traded by brokers and dealers and, to such extent, will not be considered illiquid for the purposes of a Fund’s limitation on investments in illiquid securities.

Deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value and provide for a period of delay before the regular payment of interest begins. The characteristics and related risks of these bonds are similar to those of zero coupon bonds. See also Deferred Interest Bonds in this section.

54

Current federal income tax law requires the holder of a zero coupon security, certain PIK bonds, deferred payment securities and certain other securities acquired at a discount (such as Brady Bonds) to accrue income with respect to these securities prior to the receipt of cash payments. Accordingly, to avoid liability for federal income and excise taxes, a Fund may be required to distribute income accrued with respect to these securities and may have to dispose of portfolio securities under disadvantageous circumstances in order to generate cash to satisfy these distribution requirements.

INVESTMENT RESTRICTIONS AND LIMITATIONS

Unless otherwise indicated, the investment restrictions described below are fundamental investment policies which may be changed only when permitted by law, if applicable, and approved by the holders of a majority of the applicable Fund’s outstanding voting securities, which, as defined by the 1940 Act means the lesser of: (i) 67% of the shares represented at a meeting at which more than 50% of the outstanding shares are represented; or (ii) more than 50% of the outstanding shares. Except for the investment restrictions set forth below which are indicated as fundamental policies and as otherwise set forth in the Prospectus and this SAI, the policies and percentage limitations referred to in this SAI and in the Prospectus are not fundamental policies of the Funds and may be changed by a Fund without applicable shareholder approval. As discussed under “Proposed Investment Restrictions” below, each Fund is proposing to change its investment restrictions.

If a percentage restriction on investment or utilization of assets in a fundamental policy or restriction set forth below is adhered to at the time a transaction is effected, a later change in percentage ownership of a security or kind of security resulting from changing market values or a similar type of event will not be considered a violation of such policy or restriction.

Current Investment Restrictions

Under the investment restrictions adopted by the Balanced Fund and the Strategic Bond Fund, such Funds may not:

(1)	underwrite securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof or from an underwriter for an issuer and the later disposition of such securities in accordance with the Fund’s investment program may be deemed to be an underwriting;

(2)	purchase or sell real estate, although the Fund may purchase and sell securities of companies which deal in real estate, may purchase and sell marketable securities which are secured by interests in real estate and may invest in mortgages and mortgage-backed securities;

(3)	purchase or sell commodities or commodity contracts except that the Fund may engage in hedging and derivative transactions to the extent permitted by its investment policies as stated in the Prospectus and this SAI;

(4)	make loans, except that (a) the Fund may purchase and hold debt securities in accordance with its investment objective(s) and policies, (b) the Fund may enter into repurchase agreements with respect to portfolio securities, subject to applicable limitations of its investment policies, (c) the Fund may lend portfolio securities with a value not in excess of one-third of the value of its total assets, provided that collateral arrangements with respect to options, forward currency and futures transactions will not be deemed to involve loans of securities, and (d) delays in the settlement of securities transactions will not be considered loans;

(5)	purchase the securities of other investment companies except as permitted under the 1940 Act or in connection with a merger, consolidation, acquisition or reorganization;

(6)	issue senior securities except as may be permitted by the 1940 Act;

(7)

purchase securities of any issuer if the purchase would cause more than 5% of the value of the Fund’s total assets to be invested in the securities of any one issuer (excluding securities issued or guaranteed

55

by the U.S. government, its agencies or instrumentalities and bank obligations) or cause more than 10% of the voting securities of the issuer to be held by the Fund, except that up to 25% of the value of the Fund’s total assets may be invested without regard to this restriction and provided that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund;

(8)	borrow money (including entering into reverse repurchase agreements), except for temporary or emergency purposes and then not in excess of 10% of the value of the total assets of the applicable Fund at the time the borrowing is made, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase additional securities at any time its borrowings exceed 5% of total assets, provided, however, that the Fund may increase its interest in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund while such borrowings are outstanding); or

(9)	invest more than 25% of the total assets of the Fund in the securities of issuers having their principal activities in any particular industry, except for obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities or by any state, territory or any possession of the United States or any of their authorities, agencies, instrumentalities or political subdivisions, or with respect to repurchase agreements collateralized by any of such obligations (for purposes of this restriction, supranational issuers will be considered to comprise an industry as will each foreign government that issues securities purchased by the Fund), provided, however, that the Fund may invest all or substantially all of its assets in another registered investment company having substantially the same investment objective(s) and policies and substantially the same investment restrictions as those with respect to the Fund.

For purposes of investment limitations (7) and (9) above, both the borrower of a Loan and the lender selling a Participation will be considered an “issuer.” See “Additional Investment Activities and Risk Factors—Loan Participations and Assignments.”

Investment restrictions numbered (1) through (9) above are all fundamental policies.

In addition, the Balanced Fund and the Strategic Bond Fund may not, as a non-fundamental policy:

(1)	purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions, and except for initial and variation margin payments in connection with purchases or sales of futures contracts);

(2)	sell securities short (except for short positions in a futures contract or forward contract);

(3)	purchase or retain any securities of an issuer if one or more persons affiliated with the Fund owns beneficially more than 1/2 of 1% of the outstanding securities of such issuer and such affiliated persons so owning 1/2 of 1% together own beneficially more than 5% of such securities;

(4)	invest in oil, gas and other mineral leases, provided, however, that this shall not prohibit the Fund from purchasing publicly traded securities of companies engaging in whole or in part in such activities;

(5)	purchase the securities of any issuer if by reason thereof the value of its investment in all securities of that issuer will exceed 5% of the value of the issuer’s total assets;

(6)	purchase securities of issuers which it is restricted from selling to the public without registration under the 1933 Act if by reason thereof the value of its aggregate investment in such classes of securities will exceed 10% of its total assets, provided, however, that this limitation shall not apply to Rule 144A securities if determined by the Directors to be liquid;

56

(7)	invest more than 5% of its total assets in securities of unseasoned issuers (other than securities issued or guaranteed by U.S. federal or state or foreign governments or agencies, instrumentalities or political subdivisions thereof) which, including their predecessors, have been in operation for less than three years;

(8)	purchase puts, calls, straddles, spreads and any combination thereof if by reason thereof the value of its aggregate investment in such classes of securities will exceed 5% of its total assets;

(9)	invest in warrants (other than warrants acquired by a Fund as part of a unit or attached to securities at the time of purchase) if, as a result, the investments (valued at the lower of cost or market) would exceed 5% of the value of the Fund’s net assets or if, as a result, more than 2% of the Fund’s net assets would be invested in warrants that are not listed on AMEX or NYSE; or

(10)	invest for the purpose of exercising control over the management of any company.

Under the investment restrictions adopted by the New York Municipal Money Market Fund, such Fund may not:

(1)	invest more than 10% of the value of its net assets in securities which are illiquid, including repurchase agreements having notice periods of more than seven days, fixed time deposits subject to withdrawal penalties and having notice periods of more than seven days and securities that would be illiquid by virtue of legal or contractual restrictions on resale;

(2)	purchase any securities which would cause more than 25% of the value of its total assets to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that there is no limitation with respect to investment in (a) obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or by any state or territory, any possessions of the United States, or any of their authorities, agencies, instrumentalities or political subdivisions, (b) bank obligations, or (c) repurchase agreements with respect to any such obligations;

(3)	borrow money except as a temporary measure from banks for extraordinary or emergency purposes, and in no event in excess of 15% of the value of its total assets, except that for the purpose of this restriction, short-term credits necessary for settlement of securities transactions are not considered borrowings (the Fund will not purchase any securities at any time while such borrowings exceed 5% of the value of its total assets);

(4)	pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 20% of the value of its total assets, and then only to secure borrowings permitted by (3) above;

(5)	invest more than 5% of the current value of its total assets in the securities of any one issuer, other than obligations issued or guaranteed by the United States government, its agencies or instrumentalities; however, up to 50% of the value of the total assets of the Fund may be invested without regard to this limitation so long as no more than 25% of its total assets are invested in the securities of any one issuer;

(6)	own more than 10% of the outstanding voting stock or other securities, or both, of any one issuer (other than securities of the United States government or any agency or instrumentality thereof);

(7)	purchase shares of other investment companies (except as part of a merger, consolidation or reorganization or purchase of assets approved by the Fund’s shareholders), provided that the Fund may purchase shares of any registered open-end investment company that determines its net asset value per share based on the amortized cost or penny-rounding method, if immediately after any such purchase the Fund does not (a) own more than 3% of the outstanding voting stock of any one investment company, (b) invest more than 5% of the value of its total assets in any one investment company, or (c) invest more than 10% of the value of its total assets in the aggregate in securities of investment companies;

57

(8)	purchase securities on margin (except for delayed delivery or when-issued transactions or such short-term credits as are necessary for the clearance of transactions);

(9)	sell securities short;

(10)	purchase or sell commodities or commodity contracts, including futures contracts;

(11)	invest for the purpose of exercising control over management of any company;

(12)	make loans, except that the Fund may (a) purchase and hold debt instruments (including bonds, debentures or other obligations and certificates of deposit, banker’s acceptances and fixed time deposits) in accordance with its investment objectives and policies; and (b) enter into repurchase agreements with respect to portfolio securities;

(13)	underwrite the securities of other issuers, except to the extent that the purchase of investments directly from the issuer thereof and later disposition of such securities in accordance with the Fund’s investment program may be deemed to be an underwriting;

(14)	purchase real estate or real estate limited partnership interests (other than money market securities secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein);

(15)	invest directly in interests in oil, gas or other mineral exploration development programs or mineral leases;

(16)	purchase warrants; or

(17)	issue senior securities except as may be permitted by the 1940 Act.

Investment restrictions numbered (1) through (17) above are fundamental investment policies of the New York Municipal Money Market Fund. For purposes of the investment limitations listed above, the identification of the issuer of a municipal obligation depends on the terms and conditions of the obligation. If the assets and revenues of any agency, authority, instrumentality or other political subdivision are separate from those of the government creating the subdivision and the obligation is backed only by the assets and revenues of the subdivision, such subdivision would be regarded as the sole issuer. Similarly, in the case of a private activity bond, if the bond is backed only by the assets and revenues of the non-governmental user, such non-governmental user would be regarded as the sole issuer. If in either case the creating government or another entity guarantees an obligation, the guarantee may be considered a separate security and may be treated as an issue of such government or entity in accordance with applicable regulations.

Under the investment restrictions adopted by the California Tax Free Bond Fund, National Tax Free Bond Fund or New York Tax Free Bond Fund, such Funds may not:

(1)	borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of its net assets, including the amount borrowed or purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund, taken at market value (it is intended that the Fund would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of portfolio securities);

(2)	underwrite securities issued by other persons except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the 1933 Act in selling a security;

(3)

make loans to other persons except (a) through the lending of its portfolio securities and provided that any such loans not exceed 30% of the Fund’s total assets (taken at market value), (b) through the use of repurchase agreements or fixed time deposits or the purchase of short-term obligations, or (c) by

58

purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions (the purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan);

(4)	purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the foregoing shall not be deemed to preclude the Fund from purchasing or selling futures contracts or options thereon, and the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund);

(5)	concentrate its investments in any particular industry, but if it is deemed appropriate for the achievement of the Fund’s investment objective, up to 25% of its assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction; or

(6)	issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

Investment restrictions numbered (1) through (6) above are fundamental investment policies of California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund. Also, as more fully described in the Prospectus, California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund have the following fundamental policies: for California Tax Free Bond Fund, under normal circumstances at least 80% of the Fund’s assets are invested in California municipal obligations, for National Tax Free Bond Fund, under normal circumstances at least 80% of the Fund’s assets are invested in tax-exempt municipal obligations, and for New York Tax Free Bond Fund, as a fundamental policy, under normal circumstances at least 80% of the Fund’s assets are invested in New York municipal obligations. For purposes of the investment restrictions for the California Tax Free Bond Fund, National Tax Free bond Fund and New York Tax Free Bond Fund described above, the issuer of a tax-exempt security is deemed to be the entity (public or private) ultimately responsible for the payment of the principal of and interest on the security. The California Tax Free Bond Fund treats industries such as telecommunications, electric utilities and gas utilities as separate industries for purposes of restriction (5) above. For purposes of restriction (1) above, arrangements with respect to securities lending are not treated as borrowing. For purposes of investment restriction (4) above, each Fund also may purchase and sell securities issued by companies that invest or deal in real estate or real estate investment trusts.

As an operating policy, the National Tax Free Bond Fund will not invest more than 15% of its net assets (taken at market value), and the California and New York Tax Free Bond Funds will not invest more than 10% of their respective net assets (taken at market value) in securities for which there is no readily available market. Each Fund’s policy with respect to illiquid securities is not fundamental and may be changed without shareholder approval.

Proposed Investment Restrictions

Each Fund has called a meeting of its shareholders to consider several proposals, including the adoption of revised fundamental investments policies or restrictions. If approved by each Fund’s shareholders, such Fund’s revised fundamental policies will be as follows:

(1)	The Fund may not borrow money except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(2)	The Fund may not engage in the business of underwriting the securities of other issuers except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

59

(3)	The Fund may lend money or other assets to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(4)	The Fund may not issue senior securities except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(5)	The Fund may not purchase or sell real estate except as permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(6)	The Fund may purchase or sell commodities or contracts related to commodities to the extent permitted by (i) the 1940 Act or interpretations or modifications by the SEC, SEC staff or other authority with appropriate jurisdiction, or (ii) exemptive or other relief or permission from the SEC, SEC staff or other authority.

(7)	Except as permitted by exemptive or other relief or permission from the SEC, SEC staff or other authority with appropriate jurisdiction, the Fund may not make any investment if, as a result, the Fund’s investments will be concentrated in any one industry (except the New York Municipal Money Market Fund may invest without limit in obligations issued by banks).

With respect to the fundamental policy relating to borrowing money set forth in (1) above, the 1940 Act permits a Fund to borrow money in amounts of up to one-third of a Fund’s total assets from banks for any purpose, and to borrow up to 5% of a Fund’s total assets from banks or other lenders for temporary purposes. To limit the risks attendant to borrowing, the 1940 Act requires a Fund to maintain at all times an “asset coverage” of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of a Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Certain trading practices and investments, such as reverse repurchase agreements may be considered to be borrowings and thus subject to the 1940 Act restrictions. Borrowing money to increase portfolio holdings is known as “leveraging.” Borrowing, especially when used for leverage, may cause the value of a Fund’s shares to be more volatile than if a Fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of a Fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. To repay borrowings, a Fund may have to sell securities at a time and at a price that is unfavorable to a Fund. There also are costs associated with borrowing money, and these costs would offset and could eliminate a Fund’s net investment income in any given period. [Subject to confirmation: Currently the Funds do not contemplate borrowing money for leverage, but if a Fund does so, it will not likely do so to a substantial degree.] The policy in (1) above will be interpreted to permit a Fund to engage in trading practices and investments that may be considered to be borrowing to the extent permitted by the 1940 Act. Short-term credits necessary for the settlement of securities transactions and arrangements with respect to securities lending will not be considered to be borrowings under the policy. Practices and investments that may involve leverage but are not considered to be borrowings are not subject to the policy. Rule 2a-7 under the 1940 Act may limit the New York Municipal Money Market Fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to underwriting set forth in (2) above, the 1940 Act does not prohibit a Fund from engaging in the underwriting business or from underwriting the securities of other issuers; in fact, the 1940 Act permits a Fund to have underwriting commitments of up to 25% of its assets under certain circumstances. Those circumstances currently are that the amount of a Fund’s underwriting commitments, when added to the value of a Fund’s investments in issuers where a Fund owns more than 10% of the outstanding voting securities of those issuers, cannot exceed the 25% cap. A Fund engaging in transactions involving the acquisition or disposition of portfolio securities maybe considered to be an underwriter under the 1933 Act. Under the 1933 Act, an underwriter may be liable for material omissions or misstatements in an issuer’s registration statement or prospectus. Securities purchased from an issuer and not registered for sale under the 1933 Act are considered restricted securities. There may be a limited market for these securities. If these

60

securities are registered under the 1933 Act, they may then be eligible for sale but participating in the sale may subject the seller to underwriter liability. These risks could apply to a Fund investing in restricted securities. Although it is not believed that the application of the 1933 Act provisions described above would cause a Fund to be engaged in the business of underwriting, the policy in (2) above will be interpreted not to prevent the Fund from engaging in transactions involving the acquisition or disposition of portfolio securities, regardless of whether the Fund may be considered to be an underwriter under the 1933 Act. Rule 2a-7 under the 1940 Act may limit the New York Municipal Money Market Fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to lending set forth in (3) above, the 1940 Act does not prohibit a Fund from making loans; however, SEC staff interpretations currently prohibit Funds from lending more than one-third of their total assets, except through the purchase of debt obligations or the use of repurchase agreements. (A repurchase agreement is an agreement to purchase a security, coupled with an agreement to sell that security back to the original seller on an agreed-upon date at a price that reflects current interest rates. The SEC frequently treats repurchase agreements as loans.) While lending securities may be a source of income to a Fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when a Fund’s manager or a subadviser believes the income justifies the attendant risks. A Fund also will be permitted by this policy to make loans of money, including to other funds. A Fund would have to obtain exemptive relief from the SEC to make loans to other funds. The policy in (3) above will be interpreted not to prevent a Fund from purchasing or investing in debt obligations and loans. In addition, collateral arrangements with respect to options, forward currency and futures transactions and other derivative instruments, as well as delays in the settlement of securities transactions, will not be considered loans. Rule 2a-7 under the 1940 Act may limit the New York Municipal Money Market Fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to issuing senior securities set forth in (4) above, “senior securities” are defined as Fund obligations that have a priority over a Fund’s shares with respect to the payment of dividends or the distribution of Fund assets. The 1940 Act prohibits a Fund from issuing senior securities except that a Fund may borrow money in amounts of up to one-third of a Fund’s total assets from banks for any purpose. A Fund also may borrow up to 5% of a Fund’s total assets from banks or other lenders for temporary purposes, and these borrowings are not considered senior securities. The issuance of senior securities by a Fund can increase the speculative character of a Fund’s outstanding shares through leveraging. Leveraging of a Fund’s portfolio through the issuance of senior securities magnifies the potential for gain or loss on monies, because even though a Fund’s net assets remain the same, the total risk to investors is increased to the extent of a Fund’s gross assets. The policy in (4) above will be interpreted not to prevent collateral arrangements with respect to swaps, options, forward or futures contracts or other derivatives, or the posting of initial or variation margin. Rule 2a-7 under the 1940 Act may limit the New York Municipal Money Market Fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to real estate set forth in (5) above, the 1940 Act does not prohibit a Fund from owning real estate; however, a Fund is limited in the amount of illiquid assets it may purchase. Investing in real estate may involve risks, including that real estate is generally considered illiquid and may be difficult to value and sell. Owners of real estate may be subject to various liabilities, including environmental liabilities. To the extent that investments in real estate are considered illiquid, the current SEC staff position generally limits a Fund’s purchases of illiquid securities to 15% of net assets (10% for money market funds). The policy in (5) above will be interpreted not to prevent a Fund from investing in real estate-related companies, companies whose businesses consist in whole or in part of investing in real estate, instruments (like mortgages) that are secured by real estate or interests therein, or real estate investment trust securities. Rule 2a-7 under the 1940 Act may limit the New York Municipal Money Market Fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

61

With respect to the fundamental policy relating to commodities set forth in (6) above, the 1940 Act does not prohibit a Fund from owning commodities, whether physical commodities and contracts related to physical commodities (such as oil or grains and related futures contracts), or financial commodities and contracts related to financial commodities (such as currencies and, possibly, currency futures). However, a Fund is limited in the amount of illiquid assets it may purchase. To the extent that investments in commodities are considered illiquid, the current SEC staff position generally limits a Fund’s purchases of illiquid securities to 15% of net assets (10% for money market funds). If a Fund were to invest in a physical commodity or a physical commodity-related instrument, a Fund would be subject to the additional risks of the particular physical commodity and its related market. The value of commodities and commodity-related instruments may be extremely volatile and may be affected either directly or indirectly by a variety of factors. There also may be storage charges and risks of loss associated with physical commodities. The policy in (6) above will be interpreted to permit investments in exchange traded funds that invest in physical and/or financial commodities. Rule 2a-7 under the 1940 Act may limit the New York Municipal Money Market Fund’s ability to engage in a strategy otherwise permitted under the 1940 Act.

With respect to the fundamental policy relating to concentration set forth in (7) above, the 1940 Act does not define what constitutes “concentration” in an industry. The SEC staff has taken the position that investment of 25% or more of a Fund’s total assets in one or more issuers conducting their principal activities in the same industry or group of industries constitutes concentration. It is possible that interpretations of concentration could change in the future. A Fund that invests a significant percentage of its total assets in a single industry may be particularly susceptible to adverse events affecting that industry and may be more risky than a Fund that does not concentrate in an industry. The SEC has taken the position that money market funds may reserve the right to invest without limit in obligations of domestic banks without being deemed to concentrate their investments. The policy in (7) above will be interpreted to refer to concentration as that term may be interpreted from time to time. The policy also will be interpreted to permit investment without limit in the following: securities of the U.S. government and its agencies or instrumentalities; securities of state, territory, possession or municipal governments and their authorities, agencies, instrumentalities or political subdivisions; securities of foreign governments; and repurchase agreements collateralized by any such obligations. Accordingly, issuers of the foregoing securities will not be considered to be members of any industry. There also will be no limit on investment in issuers domiciled in a single jurisdiction or country. The policy also will be interpreted to give broad authority to a Fund as to how to classify issuers within or among industries.

The Fund’s proposed fundamental policies are written and will be interpreted broadly. For example, the policies will be interpreted to refer to the 1940 Act and the related rules as they are in effect from time to time, and to interpretations and modifications of or relating to the 1940 Act by the SEC and others as they are given from time to time. When a policy provides that an investment practice may be conducted as permitted by the 1940 Act, the policy will be interpreted to mean either that the 1940 Act expressly permits the practice or that the 1940 Act does not prohibit the practice.

Each of the Balanced Fund and the Strategic Bond Fund is currently classified as a diversified fund under the 1940 Act. A diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting securities of that issuer. With respect to the remaining 25% of its total assets, the Fund can invest more than 5% of its assets in one issuer. Under the 1940 Act, the fund cannot change its classification from diversified to non-diversified without shareholder approval.

Each of California Tax Free Bond Fund, National Tax Free Bond Fund, New York Tax Free Bond Fund and New York Municipal Money Market Fund is a non-diversified fund under the 1940 Act. A non-diversified fund may not purchase securities of an issuer (other than obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities) if, with respect to 75% of its total assets, (a) more than 5% of the fund’s total assets would be invested in securities of that issuer, or (b) the fund would hold more than 10% of the outstanding voting

62

securities of that issuer. A non-diversified fund is not subject to these limitations. Therefore, a non-diversified fund can invest a greater portion of its assets in a single issuer or a limited number of issuers than may a diversified fund. In this regard, the fund is subject to greater risk than a diversified fund. Under the 1940 Act, a fund cannot change its classification from non-diversified to diversified without shareholder approval.

* * * * *

Each of the Balanced, Strategic and New York Municipal Money Market Funds may, in the future, seek to achieve its investment objective by investing all of its assets in a no-load, open-end management investment company for which LMPFA serves as manager and which has substantially the same investment objective and policies and substantially the same investment restrictions as those applicable to such Fund.

Each of the California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund may seek to achieve its investment objective(s) in the future by investing in one or more investment companies to the extent not prohibited by the 1940 Act. Fund shareholders would be given thirty (30) days prior written notice of such change in structure.

MANAGEMENT

The business affairs of the Funds are managed by or under the direction of the applicable Board of Trustees identified below. The Board elects officers who are responsible for the day-to-day operations of the applicable Fund and who execute policies authorized by the Board.

The current Trustees, including the Independent Trustees, of the applicable Fund who are not “interested persons” of the such Fund as defined in the 1940 Act (the “Independent Trustees”) and executive officers of such Fund, their birth years, their principal occupations during the past five years (their titles may have varied during that period), the number of investment companies and their portfolios associated with Legg Mason the Trustees oversee, and other board memberships they hold are set forth below. The address of each Trustee is c/o R. Jay Gerken, 399 Park Avenue, New York, New York 10022.

The following information relates to the Balanced Fund and its Trust’s recently elected Board of Trustees.

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES:

Paul R. Ades Born 1940	Trustee	Since 1983	Law firm of Paul R. Ades, PLLC (since 2000)		None

Andrew L. Breech Born 1952	Trustee	Since 1991	President, Dealer Operating Control Service, Inc. (automotive retail management) (since 1985)		None

Dwight B. Crane Born 1937	Trustee	Since 1981	Professor, Harvard Business School (since 1969); Independent Consultant (since 1969)		None

Robert M. Frayn, Jr. Born 1934	Trustee	Since 1981	Retired; formerly, President and Director, Book Publishing Co. (1970 to 2002)		None

63

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Frank G. Hubbard Born 1937	Trustee	Since 1993	President, Avatar International Inc. (business development) (since 1998)		None

Howard J. Johnson Born 1938	Trustee	From 1981 to 1998 and 2000 to Present	Chief Executive Officer, Genesis Imaging LLC (technology company) (since 2003)		None
David E. Maryatt Born 1936	Trustee	Since 1983	Private Investor; President and Director, ALS Co. (real estate management and development firm) (since 1993)		None

Jerome H. Miller Born 1938	Trustee	Since 1995	Retired		None

Ken Miller Born 1942	Trustee	Since 1983	Chairman, Young Stuff Apparel Group, Inc. (apparel manufacturer) (1963 to 2005)		None

John J. Murphy Born 1944	Trustee	Since 2002	President, Murphy Capital Management (investment advice) (since 1983)

Director, Nicholas Applegate funds; Trustee,

Consulting Group Capital Markets Funds; formerly, Director, Atlantic Stewardship Bank (2004 to 2005); Director, Barclays International Funds Group Ltd. and affiliated companies
(to 2003)

Thomas F. Schlafly Born 1948	Trustee	Since 1983	Of Counsel, Blackwell Sanders Peper Martin LLP (law firm) (since 1984); President, The Saint Louis Brewery, Inc. (brewery) (since 1989)		Director, Citizens National Bank, Maplewood (2006)

Jerry A. Viscione Born 1944	Trustee	Since 1993	Retired; formerly, Executive Vice President, Marquette University (1997 to 2002)		None

64

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INTERESTED TRUSTEE:

R. Jay Gerken , CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board, Trustee, or Director of [ ] funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)		Trustee, Consulting Group Capital Markets Funds

*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a Board member for a fund in the Legg Mason Partners fund complex.
†	Mr. Gerken is an “interested person”, as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

65

Name, Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
OFFICERS:

Ted P. Becker Born 1951 399 Park Avenue New York, NY 10022	Chief Compliance Officer	Since 2006	Managing Director of Compliance at Legg Mason & Co (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included Smith Barney Fund Management (“SBFM”), Smith Barney Asset Management and Citi Fund Management (“CFM”) and other affiliated investment advisory entities) (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

John Chiota Born 1968 100 First Stamford Place, 5th Fl Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. or its predecessors (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse.

Robert I. Frenkel Born 1954 300 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. and its predecessors (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004).

R. Jay Gerken, CFA Born 1951 399 Park Avenue New York, NY 10022	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason & Co.; Chairman of the Board, Trustee, or Director of 169 funds associated with LMPFA and its affiliates; Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. Previously, Chairman of SBFM and CFM (2002 to 2005); Chairman, President and Chief Executive Officer of Travelers Investment Advisers Inc. (2002 to 2005).

Thomas C. Mandia Born 1962 300 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. or its predecessors (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

Kaprel Ozsolak Born 1965 125 Broad Street, 11th Floor New York, NY 10004	Chief Financial Officer and Treasurer	Since 2004	Director of Legg Mason & Co. or its predecessors; Chief Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its predecessors. Previously, Mr. Ozsolak was Controller of certain mutual funds associated with Legg Mason & Co. or its predecessors (2002 to 2004).

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

66

The following information relates to the California Tax Free Bond Fund, National Tax Free Bond Fund, New York Tax Free Bond Fund, Strategic Bond Fund and New York Municipal Money Market Fund and their Trusts’ recently elected Boards of Trustees. The same individuals serve on the Boards of both the Fixed Income Trust and Money Market Trust.

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INDEPENDENT TRUSTEES:
Elliott J. Berv Born 1943	Trustee	Since 1989	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motocity USA (Motorsport Racing) (2004 to 2005)		Board Member, American Identity Corp. (doing business as Morpheus Technologies) (biometric information management) (since 2001); Director, Lapoint Industries (industrial filter company) (since 2002); Director, Alzheimer’s Association (New England Chapter) (since 1998)

A. Benton Cocanougher Born 1938	Trustee	Since 1991	President and Chief Executive Officer, Catalyst (consulting) (since 1984); Chief Executive Officer, Rocket City Enterprises (media) (2000 to 2005); Chief Executive Officer, Landmark City (real estate development) (2001 to 2004); Executive Vice President, DigiGym Systems (personal fitness systems) (2001 to 2004); Chief Executive Officer, Motocity USA (Motorsport Racing) (2004 to 2005)		None

Jane F. Dasher Born 1949	Trustee	Since 1999	Chief Financial Officer, Korsant Partners, LLC (a family investment company)		None

67

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Mark T. Finn Born 1943	Trustee	Since 1989	Adjunct Professor, College of William & Mary (since 2002); Principal/Member, Balvan Partners (investment management) (since 2002); Chairman, Chief Executive Officer and Owner, Vantage Consulting Group, Inc. (investment management) (since 1988); formerly, Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (mutual fund company) (1999 to 2001); formerly, General Partner and Shareholder, Greenwich Ventures LLC (investment partnership) (1996 to 2001)		None

Rainer Greeven Born 1936	Trustee	Since 1994	Attorney, Rainer Greeven PC; President and Director, 62nd Street East Corporation (real estate) (since 2002); Director and Officer, South Fork Land Foundation		None

Stephen Randolph Gross Born 1947	Trustee	Since 1986	Chairman, HLB Gross Collins, P.C. (accounting and consulting firm) (since 1979); Treasurer, Coventry Limited, Inc. (Senior Living Facilities) (since 1985); formerly, Managing Director, Fountainhead Ventures, L.L.C. (technology accelerator) (1998 to 2003); formerly, Treasurer, Hank Aaron Enterprises (fast food franchise) (1985 to 2001); formerly, Partner, Capital Investment Advisory Partners (leverage buyout consulting) (2000 to 2002); formerly, Secretary, Carint N.A. (manufacturing) (1998 to 2002)	Director, Andersen Calhoun (assisted living) (since 1987); formerly, Director, United Telesis, Inc. (telecommunications) (1997 to 2002); formerly, Director, ebank Financial Services, Inc.
(1997 to 2004)

68

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years

Richard E. Hanson, Jr. Born 1941	Trustee	Since 1985	Retired; formerly, Headmaster, The New Atlanta Jewish Community High School, Atlanta, Georgia (1996 to 2000)		None

Diana R. Harrington Born 1940	Trustee	Since 1992	Professor, Babson College (since 1992)		None

Susan M. Heilbron Born 1945	Trustee	Since 1994	Independent Consultant (since 2001); formerly, Attorney and Owner, Lacey & Heilbron (communications consulting) (1993 to 2001)		None

Susan B. Kerley Born 1951	Trustee	Since 1992	Investment Consulting Partner, Strategic Management Advisers, LLC (investment consulting) (since 1990)		Chairman and Independent Board Member of Eclipse Fund, Inc. and Eclipse Funds (which trade as Mainstay Funds) (currently supervises 16 investment companies in the Fund complex) (since 1991)

Alan G. Merten Born 1941	Trustee	Since 1990	President, George Mason University (since 1996)	Trustee, First Potomac Realty Trust (since 2005); Director, Xybernaut Corporation (information technology) (2004 to 2006); Director, Digital Net Holdings, Inc. (2003 to 2004); Director, Comshare, Inc. (information technology) (1985 to 2003); Director, BTG, Inc. (information systems)
(1997 to 2001)

R. Richardson Pettit Born 1942	Trustee	Since 1990	Formerly, Duncan Professor of Finance, University of Houston (1977 to 2006)		None

69

Name and Year of Birth	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee During Past Five Years
INTERESTED TRUSTEE:
R. Jay Gerken , CFA† Born 1951	Trustee, President, Chairman and Chief Executive Officer	Since 2002	Managing Director, Legg Mason & Co., LLC (“Legg Mason & Co.”); Chairman of the Board, Trustee, or Director of [ ] funds associated with LMPFA and its affiliates; President, LMPFA (since 2006); Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates; formerly, Chairman, Smith Barney Fund Management LLC (“SBFM”) and Citi Fund Management, Inc. (“CFM”) (2002 to 2005); formerly, Chairman, President and Chief Executive Officer, Travelers Investment Advisers Inc. (2002 to 2005)		Trustee, Consulting Group Capital Markets Funds

*	Each Trustee serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the Trustee became a Board member for a fund in the Legg Mason Partners fund complex.
†	Mr. Gerken is an “interested person”, as defined in the 1940 Act, because of his position with the manager and/or certain of its affiliates.

Name, Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
OFFICERS:

Ted P. Becker Born 1951 399 Park Avenue New York, NY 10022	Chief Compliance Officer	Since 2006	Director of Global Compliance at Legg Mason, Inc. (2006 to present); Managing Director of Compliance at Legg Mason & Co., LLC (2005 to present); Chief Compliance Officer with certain mutual funds associated with Legg Mason & Co. (since 2006); Chief Compliance Officer of LMPFA and certain affiliates; Managing Director of Compliance at Citigroup Asset Management (“CAM,” a group of affiliated investment advisers, which included Smith Barney Fund Management (“SBFM”), Smith Barney Asset Management and Citi Fund Management (“CFM”) and other affiliated investment advisory entities) (2002 to 2005). Prior to 2002, Managing Director-Internal Audit & Risk Review at Citigroup Inc.

70

Name, Year of Birth and Address	Position(s) with Fund	Term of Office* and Length of Time Served**	Principal Occupation(s) During Past 5 Years
John Chiota Born 1968 100 First Stamford Place, 5th Fl Stamford, CT 06902	Chief Anti-Money Laundering Compliance Officer	Since 2006	Vice President of Legg Mason & Co. or its predecessors (since 2004); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. (since 2006). Prior to August 2004, Chief Anti-Money Laundering Compliance Officer of TD Waterhouse.

Robert I. Frenkel Born 1954 300 First Stamford Place Stamford, CT 06902	Secretary and Chief Legal Officer	Since 2003	Managing Director and General Counsel of Global Mutual Funds for Legg Mason & Co. and its predecessors (since 2000); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. (since 2003). Previously, Secretary of CFM (2001 to 2004).

R. Jay Gerken, CFA Born 1951 399 Park Avenue New York, NY 10022	Chairman, President and Chief Executive Officer	Since 2002	Managing Director of Legg Mason & Co.; Chairman of the Board, Trustee, or Director of 169 funds associated with LMPFA and its affiliates; Chairman, President and Chief Executive Officer of certain mutual funds associated with Legg Mason & Co. Previously, Chairman of SBFM and CFM (2002 to 2005); Chairman, President and Chief Executive Officer of Travelers Investment Advisers Inc. (2002 to 2005).

Frances M. Guggino Born 1957 125 Broad Street New York, NY 10004	Treasurer and Chief Financial Officer	Since 2004	Director of Legg Mason & Co. or its predecessors; Treasurer and/ or Controller of certain funds associated with Legg Mason & Co. or its predecessors.

Thomas C. Mandia Born 1962 300 First Stamford Place Stamford, CT 06902	Assistant Secretary	Since 2000	Managing Director and Deputy General Counsel of Legg Mason & Co. or its predecessors (since 1992); Assistant Secretary of certain mutual funds associated with Legg Mason & Co.

*	Each officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.
**	Indicates the earliest year in which the officer took office for any funds in the Legg Mason Partners fund complex.

Each Fund’s Board has a standing Audit Committee, Nominating Committee and Pricing Committee. The Audit Committee and Nominating Committee are comprised of Independent Trustees. The Pricing Committee is composed of the Chairman of the Board and one Independent Trustee.

The Audit Committee oversees the scope of the fund’s audit, the fund’s accounting and financial reporting policies and practices and its internal controls. The primary purposes of the Board’s Audit Committee are to assist the Board in fulfilling its responsibility for oversight of the integrity of the accounting, auditing and financial reporting practices of the fund, the qualifications and independence of the fund’s independent registered public accounting firm, and the fund’s compliance with legal and regulatory requirements. The Audit Committee

71

approves, and recommends to the Independent Trustees for their ratification, the selection, appointment, retention or termination of the fund’s independent registered public accounting firm and approves the compensation of the independent registered public accounting firm. The Audit Committee also approves all audit and permissible non-audit services provided to the fund by the independent registered public accounting firm and all permissible non-audit services provided by the fund’s independent registered public accounting firm to its manager and any affiliated service providers if the engagement relates directly to the fund’s operations and financial reporting.

The Governance Committee is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee may consider nominees recommended by a shareholder. Shareholders who wish to recommend a nominee should send recommendations to the Trust’s Secretary that include all information relating to such person that is required to be disclosed in solicitations of proxies for the election of Trustees. A recommendation must be accompanied by a written consent of the individual to stand for election if nominated by the Board and to serve if elected by the shareholders.

The Governance Committee identifies potential nominees through its network of contacts and may also engage, if it deems appropriate, a professional search firm. The committee meets to discuss and consider such candidates’ qualifications and then chooses a candidate by majority vote. The committee does not have specific, minimum qualifications for nominees, nor has it established specific qualities or skills that it regards as necessary for one or more of the Trustees to possess (other than any qualities or skills that may be required by applicable law, regulation or listing standard). However, in evaluating a person as a potential nominee to serve as a Trustee, the Governance Committee may consider the following factors, among any others it may deem relevant:

•	whether or not the person is an “interested person,” as defined in the 1940 Act, and whether the person is otherwise qualified under applicable laws and regulations to serve as a Trustee;

•	whether or not the person has any relationships that might impair his or her independence, such as any business, financial or family relationships with fund management, the investment adviser, service providers or their affiliates;

•	whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related mutual fund complexes;

•	whether or not the person is willing to serve, and willing and able to commit the time necessary for the performance of the duties of a Trustee;

•	the contribution which the person can make to the Board (or, if the person has previously served as a Trustee, the contribution which the person made to the Board during his or her previous term of service), with consideration being given to the person’s business and professional experience, education and such other factors as the committee may consider relevant;

•	the character and integrity of the person; and

•	whether or not the selection and nomination of the person would be consistent with the requirements of the retirement policies of the Trust, as applicable.

The Pricing Committee is charged with determining the fair value prices for securities when required.

As indicated above, each Board is recently elected and is newly constituted as the Board that oversees all of the equity-type funds or fixed income-type funds and money market-type funds in the fund complex, as the case may be. All members of the Board previously have served on Boards of Legg Mason Partners funds. The Audit, Governance and Pricing Committees are recently established committees of this Board and did not meet during the fund’s last fiscal year.

72

The following table shows the amount of equity securities owned by the Balanced Fund’s Trustees in the Balanced Fund and other investment companies in the fund complex supervised by the Trustees as of December 31, 2006.

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Trustee
Independent Trustees
Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione

Interested Trustee
R. Jay Gerken

The following table shows the amount of equity securities owned by the Bond and Money Market Funds’ Trustees in the California Tax Free Bond Fund, National Tax Free Bond Fund, New York Tax Free Bond Fund, Strategic Bond Fund and New York Municipal Money Market Fund and other investment companies in the fund complex supervised by the Trustees as of December 31, 2006.

Name of Trustee	Dollar Range of Equity Securities in California Fund	Dollar Range of Equity Securities in National Fund	Dollar Range of Equity Securities in New York Bond Fund	Dollar Range of Equity Securities in Strategic Bond Fund	Dollar Range of Equity Securities in the Money Market Fund	Aggregate Dollar Range of Equity Securities In Registered Investment Companies Overseen by Trustee
Independent Trustee
Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer Greeven
Stephen Randolph Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

Interested Trustee
R. Jay Gerken

73

[As of December 31, 2006, none of the Independent Trustees or their immediate family members owned beneficially or of record any securities of the manager, subadviser or distributors of the fund, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by or under common control with the manager, subadviser or distributors of the fund.]

Information regarding compensation paid to the Trustees by the Funds for the calendar year ended December 31, 2006 is set forth below. The Independent Trustees receive a fee for each meeting of the fund’s Board of Trustees and committee meetings attended and are reimbursed for all out-of-pocket expenses relating to attendance at such meetings. Mr. Gerken, an “interested person,” as defined in the 1940 Act, does not receive compensation from the fund for his service as trustee, but may be reimbursed for all out-of-pocket expenses relating to attendance at such meetings.

Each fund pays a pro rata share of the Trustee fees based upon asset size. The fund currently pays each of the Trustees who is not a director, officer or employee of the manager or any of its affiliates its pro rata share of: an annual fee of [$            ] plus [$            ] for each regularly scheduled Board meeting attended, [$            ] for each special telephonic Board meeting attended, and [$            ] for each adhoc telephonic meeting in which that trustee participates. The lead independent trustee will receive an additional [$            ] per year and the Chairs of the Audit Committee and Governance Committee will each receive an additional [$            ] per year. The fund will reimburse Trustees for travel and out-of-pocket expenses incurred in connection with Board meetings.

The following table sets forth the information regarding compensation paid to the Trustees by the Balanced Fund for the calendar year ended December 31, 2006.

Name of Trustee	Aggregate Compensation from) the Fund(1)(2)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(1)(3)	Total Compensation from Fund Complex Paid to Trustee(1)(2)	Number of Portfolios in Fund Complex Overseen by Trustee(1)
Independent Trustees
Paul R. Ades
Andrew L. Breech
Dwight B. Crane
Robert M. Frayn, Jr
Frank G. Hubbard
Howard J. Johnson
David E. Maryatt
Jerome H. Miller
Ken Miller
John J. Murphy
Thomas F. Schlafly
Jerry A. Viscione

Interested Trustee
R. Jay Gerken

(1)	Information is for the calendar year ended December 31, 2006.
(2)	[To be updated by amendment]
(3)	Pursuant to a prior emeritus retirement plan, Mr. Crane has received or is entitled to receive, in a lump sum (calculated on a net present value basis) or in quarterly installments, an aggregate benefit having a net present value equal to [$ ]. Mr. Crane elected to receive the benefit in a lump sum payment. Each fund formerly overseen by Mr. Crane will pay a pro rata share (based upon asset size) of the aggregate benefit to Mr. Crane. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of the benefits paid to Mr. Crane.

74

The following table sets forth the information regarding compensation paid to the Trustees by the Funds noted for the calendar year ended December 31, 2006.

California Tax Free Bond Fund

Name of Trustee	Aggregate Compensation from) the Fund(1)(2)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(1)(3)	Total Compensation from Fund Complex Paid to Trustee(1)(2)	Number of Portfolios in Fund Complex Overseen by Trustee(1)
Independent Trustees
Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer Greeven
Stephen Randolph Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

Name of Interested Trustee
R. Jay Gerken

National Tax Free Bond Fund

Name of Trustee	Aggregate Compensation from) the Fund(1)(2)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(1)(3)	Total Compensation from Fund Complex Paid to Trustee(1)(2)	Number of Portfolios in Fund Complex Overseen by Trustee(1)
Independent Trustees
Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer Greeven
Stephen Randolph Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

Name of Interested Trustee
R. Jay Gerken

75

New York Tax Free Bond Fund

Name of Trustee	Aggregate Compensation from) the Fund(1)(2)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(1)(3)	Total Compensation from Fund Complex Paid to Trustee(1)(2)	Number of Portfolios in Fund Complex Overseen by Trustee(1)
Independent Trustees
Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer Greeven
Stephen Randolph Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

Name of Interested Trustee
R. Jay Gerken

Strategic Bond Fund

Name of Trustee	Aggregate Compensation from) the Fund(1)(2)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(1)(3)	Total Compensation from Fund Complex Paid to Trustee(1)(2)	Number of Portfolios in Fund Complex Overseen by Trustee(1)
Independent Trustees
Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer Greeven
Stephen Randolph Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

Name of Interested Trustee
R. Jay Gerken

76

New York Municipal Money Market Fund

Name of Trustee	Aggregate Compensation from) the Fund(1)(2)	Total Pension or Retirement Benefits Paid as Part of Fund Expenses(1)(3)	Total Compensation from Fund Complex Paid to Trustee(1)(2)	Number of Portfolios in Fund Complex Overseen by Trustee(1)
Independent Trustees
Elliott J. Berv
A. Benton Cocanougher
Jane F. Dasher
Mark T. Finn
Rainer Greeven
Stephen Randolph Gross
Richard E. Hanson, Jr.
Diana R. Harrington
Susan M. Heilbron
Susan B. Kerley
Alan G. Merten
R. Richardson Pettit

Name of Interested Trustee
R. Jay Gerken

(1)	Information is for the calendar year ended December 31, 2006.
(2)	[To be updated by amendment]
(3)	Pursuant to prior retirement plans, certain Trustees have received or are entitled to receive benefits as follows: Mr. Berv: $307,130; Mr. Cocanougher: $503,114; Mr. Finn: $306,079; Mr. Gross: $318,788; Ms. Harrington: $348,670; Ms. Kerley: $217,984; Mr. Merten: $405,257; and Mr. Pettit: $424,976. Each fund formerly overseen by these Trustees will pay a pro rata share (based upon asset size) of these benefits. Legg Mason or its affiliates have agreed to reimburse these funds an amount equal to 50% of these benefits.

For the fiscal year ended December 31, 2006, information regarding compensation paid to the Trustees of each Fund’s predecessor is set forth below

Name of Director	Aggregate Compensation From Balanced Fund	Aggregate Compensation From New York Municipal Money Market Fund	Aggregate Compensation From Strategic Bond Fund	Pension or Retirement Benefits Accrued as Part of Funds Expenses
Disinterested Directors(1)(2)
Carol L. Colman	$	$	$	$0
Daniel P. Cronin	$	$	$	$0
Leslie H. Gelb	$	$	$	$0
William R. Hutchinson	$	$	$	$0
Riordan Roett	$	$	$	$0
Jeswald W. Salacuse	$	$	$	$0

77

Name of Director	Aggregate Compensation From California Tax Free Bond Fund	Aggregate Compensation From National Tax Free Bond Fund	Aggregate Compensation From New York Tax Free Bond Fund	Pension or Retirement Benefits Accrued as Part of Funds Expenses
Disinterested Directors(1)(2)
	$	$	$	$0
	$	$	$	$0
	$	$	$	$0
	$	$	$	$0
	$	$	$	$0
	$	$	$	$0
	$	$	$	$0
	$	$	$	$0
	$	$	$	$0

(1)	Pursuant to emeritus retirement plans, the following former Independent Trustees have received, or are entitled to receive, benefits (calculated on a net present value basis) as follows: : $ ; : $ ; and : $ . These benefits are paid in quarterly installments unless the Trustee elected to receive them in a lump sum at net present value. The fund or will pay its pro rata share (based upon asset size) of these aggregate benefits. Legg Mason or its affiliates has reimbursed or will reimburse the fund an amount equal to 50% of these benefits.
(2)	[Include any additional amounts paid to retired Trustees in 2006.]

Name of Director	Aggregate Compensation From Balanced Fund	Aggregate Compensation From New York Municipal Money Market Fund	Aggregate Compensation From Strategic Bond Fund	Pension or Retirement Benefits Accrued as Part of Funds Expenses
Disinterested Directors(1)(2)
Elliott J. Berv	$	$	$	$0
Donald M. Carlton	$	$	$	$0
A. Benton Cocanougher	$	$	$	$0
Mark T. Finn	$	$	$	$0
Stephen Randolph Gross	$	$	$	$0
Diana Harrington	$	$	$	$0
Susan B. Kerley	$	$	$	$0
Alan G. Merten	$	$	$	$0
R. Richardson Pettit	$	$	$	$0

Name of Trustee	Aggregate Compensation From California Tax Free Bond Fund	Aggregate Compensation From National Tax Free Bond Fund	Aggregate Compensation From New York Tax Free Bond Fund	Pension or Retirement Benefits Accrued as Part of Funds Expenses
Disinterested Directors(1)(2)
	$	$	$	$0
	$	$	$	$0
	$	$	$	$0
	$	$	$	$0
	$	$	$	$0
	$	$	$	$0
	$	$	$	$0
	$	$	$	$0
	$	$	$	$0

(1)

Pursuant to emeritus retirement plans, the following former Independent Trustees have received, or are entitled to receive, benefits (calculated on a net present value basis) as follows:             : $            ;             : $            ; and             : $            . These benefits are paid in quarterly installments unless the Trustee elected

78

to receive them in a lump sum at net present value. The fund or will pay its pro rata share (based upon asset size) of these aggregate benefits. Legg Mason or its affiliates has reimbursed or will reimburse the fund an amount equal to 50% of these benefits.

(2)	[Include any additional amounts paid to retired Trustees in 2006.]

As of                     , 2006, Directors and officers of the Funds, individually and as a group, beneficially own less than 1% of the outstanding shares of their respective Funds.

The Declaration of Trust of the Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust unless, as to liability to the Trust or its investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial type inquiry), by vote of a majority of disinterested Trustees of the Trust, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties. Rights to indemnification or insurance cannot be limited retroactively.

The Declaration of Trust of the Trust further provides that (i) the appointment, designation or identification of a Trustee as a member or chairperson of a committee of the Trustees, an expert on any topic or in any area (including an audit committee financial expert), or the lead independent Trustee, or any other special appointment, designation or identification of a Trustee, shall not impose on that individual any duty, obligation or liability that is greater than the duties, obligations and liability imposed on that person as a Trustee in the absence of the appointment, designation or identification (except with respect to duties expressly imposed pursuant to the by-laws of the Trust, a committee charter or a Trust policy statement); (ii) no Trustee who has special skills or expertise, or is appointed, designated or identified shall be held to a higher standard of care by virtue thereof and (iii) no appointment, designation or identification of a Trustee shall effect in any way that Trustee’s rights to indemnification.

PRINCIPAL HOLDERS OF SECURITIES

The following table lists shareholders of record who held 5% or more of the outstanding securities of each class of a Fund as of                         , 2006. Shareholders who beneficially own, either directly or indirectly, greater than 25% of the outstanding shares of a class of shares are deemed to be “control persons,” as defined in the 1940 Act, of such class.

[To be updated by amendment]

Fund	Class	Shareholder	Percentage Ownership
Balanced Fund	A
B
C
O
California Tax Free Bond Fund	A
B
C
O

79

Fund	Class	Shareholder	Percentage Ownership
National Tax Free Bond Fund	A
B
C
O

Fund	Class	Shareholder	Percentage Ownership
New York Municipal Money Market Fund	A
O
New York Tax Free Bond Fund	A
B
C
O

Fund	Class	Shareholder	Percentage Ownership
Strategic Bond Fund	A
B
C
O
I

INVESTMENT MANAGER

LMPFA serves as investment manager to each Fund pursuant to an investment management agreement (each an “Management Agreement”, collectively the “Management Agreements”). LMPFA, with offices at 399 Park Avenue, New York, New York 10022, is a recently-organized investment adviser that has been formed to serve as the investment manager of the Funds and certain other Legg Mason-sponsored funds. LMPFA is a wholly-owned subsidiary of Legg Mason. Legg Mason, whose principal executive offices are at 100 Light Street, Baltimore, Maryland 21202, is a global asset management company. As of December 31, 2006, Legg Mason’s asset management operation had aggregate assets under management of approximately $[            ] billion.

Under each Management Agreement, subject to the supervision and direction of the Fund’s Board, the manager is delegated the responsibility of managing the Fund’s portfolio in accordance with the Fund’s stated investment objective and policies, makes investment decisions for the Fund and places orders to purchase and sell securities. The manager also performs administrative and management services necessary for the operation of each Fund, such as (i) supervising the overall administration of the Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund’s transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; (ii) providing certain compliance, fund accounting, regulatory reporting, and tax reporting services; (iii) preparing or participating in the preparation of Board materials, registration statements, proxy statements and reports and other communications to shareholders; (iv) maintaining the Fund’s existence; and (v) maintaining the registration and qualification of the Fund’s shares under federal and state laws.

Each Management Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Fund’s Board or by a majority of the outstanding voting securities of each Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Director (or Trustee, as the case may be) with such Independent Directors casting votes in person at a meeting called for such purpose.

80

The Management Agreement provides that the manager may render services to others. The Management Agreement is terminable without penalty on not more than 60 days’ nor less than 30 days’ written notice by the Fund when authorized either by a vote of holders of shares representing a majority of the voting power of the outstanding voting securities of the Fund (as defined in the 1940 Act) or by a vote of a majority of the Fund’s Directors, or by the manager on not less than 90 days’ written notice, and will automatically terminate in the event of its assignment. The Management Agreement provides that neither the manager nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of security transactions for the Fund, except for willful misfeasance, bad faith or gross negligence or reckless disregard of its or their obligations and duties.

As compensation for its services on behalf of each Fund other than the Strategic Bond Fund, LMPFA receives a monthly management fee, at annual rate based upon the average daily net assets of the Fund as follows:

Fund	Management Fee Expressed as a Percentage of Daily Net Assets
Balanced Fund	0.60%
California Tax Free Bond Fund	0.50%
National Tax Free Bond Fund	0.50%
New York Municipal Money Market Fund	0.25%
New York Tax Free Bond Fund	0.50%

Strategic Bond Fund. As of October 1, 2005, the management fee was reduced so that LMPFA receives from the Strategic Bond Fund a management fee payable monthly, at an annual rate of 0.650% on the first $1 billion of net assets of the Fund; 0.625% on the next $1 billion of net assets of the Fund; 0.600% on the next $3 billion of net assets of the Fund; 0.575% on the next $5 billion of net assets of the Fund and 0.550% on net assets of the Fund over $10 billion.

Fees and Expenses. Prior to August 1, 2006, SaBAM served as the manager to the Funds. For the fiscal year ended December 31, 2006, the manager, its affiliates, the subadviser and SaBAM were entitled to receive gross fees under the Management Agreement, of which certain amounts were voluntarily waived, and has reimbursed the Funds for certain expenses. For the fiscal years ended December 31, 2004 and 2005, and for the period from January 1, 2006 through July 31, 2006, SABAM was entitled to receive gross fees under the Management Agreement, of which certain amounts were voluntarily waived, and has reimbursed the Funds for certain expenses. (See table below).

	Gross Fees		Waiver		Expenses Reimbursed
Balanced Fund
Year Ended December 31, 2004(1)		$681,486		$178,780		$0
Year Ended December 31, 2005		$601,943		$0		$0
January 1, 2006 through July 31, 2006	$		$		$
August 1, 2006 through December 31, 2006	$		$		$

California Tax Free Bond Fund
Year Ended December 31, 2004		$59,786		$59,786		$79,684
Year Ended December 31, 2005		$52,328		$52,328		$118,690
January 1, 2006 through July 31, 2006	$		$		$
August 1, 2006 through December 31, 2006	$		$		$

81

	Gross Fees		Waiver		Expenses Reimbursed
National Tax Free Bond Fund
Year Ended December 31, 2004		$224,668		$224,668		$2,940
Year Ended December 31, 2005		$204,363		$204,363		$57,924
January 1, 2006 through July 31, 2006	$		$		$
August 1, 2006 through December 31, 2006	$		$		$

New York Municipal Money Market Fund
Year Ended December 31, 2004		$169,822		$0		$21,666
Year Ended December 31, 2005		$138,245		$0		$0
January 1, 2006 through July 31, 2006	$		$		$
August 1, 2006 through December 31, 2006	$		$		$

New York Tax Free Bond Fund
Year Ended December 31, 2004		$550,388		$179,723		$0
Year Ended December 31, 2005		$498,570		$179,455		$2,659
January 1, 2006 through July 31, 2006	$		$		$
August 1, 2006 through December 31, 2006	$		$		$

Strategic Bond Fund
Year Ended December 31, 2004		$1,447,694		$0		$0
Year Ended December 31, 2005		$1,354,064		$0		$0
January 1, 2006 through July 31, 2006	$		$		$
August 1, 2006 through December 31, 2006	$		$		$

(1)	Effective August 1, 2004, the voluntary management fees and expenses waiver was terminated.

In addition to amounts payable under the Management Agreement and the 12b-1 Plans (as discussed below), each Fund is responsible for its own expenses, including, among other things: interest; taxes; governmental fees; voluntary assessments and other expenses incurred in connection with membership in investment company organizations; organization costs of the Fund; the cost (including brokerage commissions, transaction fees or charges, if any) in connection with the purchase or sale of the fund’s securities and other investments and any losses in connection therewith; fees and expenses of custodians, transfer agents, registrars, independent pricing vendors or other agents; legal expenses; loan commitment fees; expenses relating to share certificates; expenses relating to the issuing and redemption or repurchase of the Fund’s shares and servicing shareholder accounts; expenses of registering and qualifying the Fund’s shares for sale under applicable federal and state law; expenses of preparing, setting in print, printing and distributing prospectuses and statements of additional information and any supplements thereto, reports, proxy statements, notices and dividends to the Fund’s shareholders; costs of stationery; website costs; costs of meetings of the Board or any committee thereof, meetings of shareholders and other meetings of the Fund; Board fees; audit fees; travel expenses of officers, members of the Board and employees of the Fund, if any; and the Fund’s pro rata portion of premiums on any fidelity bond and other insurance covering the Fund and its officers, Board members and employees; litigation expenses and any nonrecurring or extraordinary expenses as may arise, including, without limitation, those relating to actions, suits or proceedings to which the Fund is a party and the legal obligation which the Fund may have to indemnify the Fund’s Board members and officers with respect thereto.

Management may agree to waive fees and or reimburse operating expenses for one or more classes of shares, either through contractual or voluntary arrangements. Any such waivers and/ or reimbursements are described in a Fund’s Prospectus. The contractual and voluntary fee waivers and/ or reimbursements do not cover extraordinary expenses, such as (a) any expenses or charges related to litigation, derivative actions, demand related to litigation, regulatory or other government investigations and proceedings, “for cause” regulatory inspections and indemnification or advancement of related expenses or costs, to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended

82

from time to time; and (b) other extraordinary expenses as determined for the purposes of fee disclosure in Form N-1A, as the same may be amended from time to time. Without limiting the foregoing, extraordinary expenses are generally those that are unusual or expected to recur only infrequently, and may include such expenses, by way of illustration, as (i) expenses of the reorganization, restructuring, redomiciling or merger of a Fund or class or the acquisition of all or substantially all of the assets of another fund or class; (ii) expenses of holding, and soliciting proxies for, a meeting of shareholders of a Fund or class (except to the extent relating to routine items such as the election of board members or the approval of the independent registered public accounting firm); and (iii) expenses of converting to a new custodian, transfer agent or other service provider, in each case to the extent any such expenses are considered extraordinary expenses for the purposes of fee disclosure in Form N-1A as the same may be amended from time to time.

Subadviser

Western Asset, Western Asset Limited and ClearBridge serve as the subadvisers to the applicable Funds pursuant to sub-advisory agreements between the manager and the subadvisers (the “Sub-Advisory Agreements”). Western Asset, Western Asset Limited and ClearBridge are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). Western Asset is the subadviser of all of the funds, Western Asset Limited is also the subadviser for the Strategic Bond Fund and ClearBridge also serves as the subadviser for the Balanced Fund (see table below).

Fund	Subadviser(s)
Balanced Fund	Western Asset, Clearbridge
California Tax Free Bond Fund	Western Asset
National Tax Free Bond Fund	Western Asset
New York Municipal Money Market Fund	Western Asset
New York Tax Free Bond Fund	Western Asset
Strategic Bond Fund	Western Asset, Western Asset Limited

Under the Sub-Advisory Agreements, subject to the supervision and direction of the Board and the manager, the subadviser will manage the fund’s portfolio (or allocated portion thereof) in accordance with each Fund’s stated investment objective(s) and policies, assist in supervising all aspects of the Fund’s operations, make investment decisions for the Fund, place orders to purchase and sell securities, and employ professional portfolio managers and securities analysts who provide research services to the Fund.

Each Sub-Advisory Agreement has an initial term ending November 30, 2007 and will continue in effect from year to year thereafter provided such continuance is specifically approved at least annually (a) by the Board or by a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), and (b) in either event, by a majority of the Independent Directors (or Trustees, as the case may be) with such Independent Directors casting votes in person at a meeting called for such purpose. The Board or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act) may terminate the Sub-Advisory Agreement without penalty, in each case on not more than 60 days’ nor less than 30 days’ written notice to the subadviser. The subadviser may terminate the Sub-Advisory Agreement on 90 days’ written notice to the Fund and the manager . The manager and the subadviser may terminate the Sub-Advisory Agreement upon their mutual written consent of. Each Sub-Advisory Agreement will terminate automatically in the event of assignment by the subadviser and shall not be assignable by the manager without the consent of the subadviser.

As compensation for its sub-advisory services, the manager will pay Western Asset, the subadviser for California Tax Free Bond Fund, National Tax Free Bond Fund, New York Tax Free Bond Fund and New York Municipal Money Market Fund, a fee equal to 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements. The manager will pay Western Asset, the subadviser of Strategic Bond Fund, a fee equal to 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements, and Western Asset in turn will pay Western Asset Limited a sub-advisory fee of 30 bps on assets it manages. For the Balanced Fund, the manager will pay 70% of the management fee paid to LMPFA, net of expense waivers and reimbursements, allocated to the respective sub-advisers based on proportionate assets.

83

Since each Sub-Advisory Agreement went into effect on August 1, 2006, no fees were paid by the manager to the subadviser under the Sub-Advisory Agreement during the Fund’s past three fiscal years.

For the period from August 1, 2006 through December 31, 2006, the manager paid Western Asset subadvisory fees of $             for the California Fund, $             for the National Fund, $             for the New York Bond Fund and $             for the New York Money Market Fund.

For the period from August 1, 2006 through December 31, 2006, the manager paid Clearbridge subadvisory fees of $            .

For the period from August 1, 2006 through December 31, 2006, Western Asset Limited received subadvisory fees of $            .

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act, each Fund, the manager, subadviser and the Funds’ distributors have each adopted codes of ethics that permit their respective personnel to invest in securities for their own accounts, including securities that may be purchased or held by a Fund. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the codes and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee’s position of trust and responsibility.

When personnel covered by a Fund’s Code of Ethics are employed by more than one of the managers affiliated with Legg Mason, those employees may be subject to such affiliate’s Code of Ethics adopted pursuant to Rule 17j-1, rather than the Fund’s Code of Ethics.

Copies of the Codes of Ethics of the Funds, their manager, subadvisers and the Funds’ distributors are on file with the SEC.

Administrator

LMPFA, located at 399 Park Avenue, New York, New York 10022 acts as administrator for each of the Funds under each Fund’s Management Agreement. LMPFA’s administration unit is located at 125 Broad Street, New York, New York 10004. Prior to October 1, 2005 the Strategic Bond Fund received administrative services from SBFM under a separate administration agreement; and prior to December 1, 2005, the Balanced Fund and the New York Municipal Money Market Fund received administrative services from SBFM under a separate administration agreement (collectively, the “Prior Administration Agreements”). The administration fee under the Prior Administration Agreements for each of the Funds was payable monthly and calculated at an annual rate of 0.05% of the Fund’s average daily net assets. Currently each Fund pays LMPFA a management fee as described above and does not pay LMPFA an additional fee to act as administrator. The Funds have paid the following amounts as administration fees under the Prior Administration Agreements:

Administration Fee Paid
Balanced Fund
Year Ended December 31, 2004	$61,953
Year Ended December 31, 2005	$50,060

New York Municipal Money Market Fund
Year Ended December 31, 2004	$42,455
Year Ended December 31, 2005	$31,341

Strategic Bond Fund
Year Ended December 31, 2004	$96,513
Year Ended December 31, 2005	$70,982

84

Proxy Voting Policies and Procedures

Although individual Directors (or Trustees, as the case may be) may not agree with particular policies or votes by the manager or subadvisers, the Board has delegated proxy voting discretion to the manager and/or the subadvisers, believing that the manager and/or the subadvisers should be responsible for voting because it is a matter relating to the investment decision making process.

LMPFA delegates the responsibility for voting proxies for the Funds, as applicable, to the subadvisers through its contracts with the subadvisers. The subadvisers will use their own proxy voting policies and procedures to vote proxies. Accordingly, LMPFA does not expect to have proxy-voting responsibility for the Funds. Should LMPFA become responsible for voting proxies for any reason, such as the inability of a subadviser to provide investment advisory services, LMPFA shall utilize the proxy voting guidelines established by the most recent subadviser to vote proxies until a new subadviser is retained. In the case of a material conflict between the interests of LMPFA (or its affiliates if such conflict is known to persons responsible for voting at LMPFA) and a Fund, the Board of Trustees of LMPFA shall consider how to address the conflict and/or how to vote the proxies. LMPFA shall maintain records of all proxy votes in accordance with applicable securities laws and regulations, to the extent that LMPFA votes proxies. LMPFA shall be responsible for gathering relevant documents and records related to proxy voting from the subadvisers and providing them to the Funds as required for the Funds to comply with applicable rules under the 1940 Act.

Non-equity securities, such as debt obligations and money market instruments, are not usually considered to be voting securities, and proxy voting, if any, is typically limited to the solicitation of consents to changes in or waivers of features of debt securities, or plans of reorganization involving the issuer of the security. In the rare event that proxies are solicited with respect to any of these securities the subadiver would vote the proxy in accordance with the principals set forth in the subadviser’s proxy voting policies and procedure, including the procedures that the manager uses when a vote presents a conflict between the interests of Fund shareholders, on the one hand, and those of the manager or any affiliated person of a Fund or LMPFA, on the other.

Each subadviser’s Proxy Voting Policies and Procedures govern in determining how proxies relating to the fund’s portfolio securities are voted and are attached as Appendix E to this SAI. Information regarding how each fund voted proxies (if any) relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge (1) by calling 1-888-425-6432, (2) on the funds’ website at http://www.leggmason.com/InvestorServices and (3) on the SEC’s website at http://www.sec.gov.

Distributors

LMIS, a wholly-owned broker/dealer subsidiary of Legg Mason and an affiliate of the manager, located at 100 Light Street, Baltimore, Maryland 21202 and CGMI, an indirect wholly-owned subsidiary of Citigroup, located at 388 Greenwich Street, New York, New York 10013 serve as the Funds’ distributors pursuant to separate written agreements or amendments to written agreements, in each case dated December 1, 2005 (the “distribution agreements”), which were approved by each Fund’s Board of Trustees and by a majority of the Independent Directors, casting votes in person at a meeting called for such purpose, on November 21, 2005. The distribution agreements went into effect on December 1, 2005. Prior to December 1, 2005, CGMI served as the Funds’ distributor.

A distributor’s obligation is an agency or “best efforts” arrangement under which the distributor is required to take and pay only for such shares of the Fund as may be sold to the public. A distributor is not obligated to sell any stated number of shares. Each distribution agreement is renewable from year to year if approved (a) by the Directors or by a vote of a majority of the Fund’s outstanding voting securities, and (b) by the affirmative vote of a majority of Directors who are not parties to such agreement or interested persons of any party by votes cast in person at a meeting called for such purpose. Each distribution agreement provides that it will terminate if assigned, and that it may be terminated without penalty by either party on 60 days’ written notice.

LMIS and CGMI may be deemed to be underwriters for purposes of the 1933 Act.

85

Underwriting Commissions/Sales Charges

With respect to each of the Funds’ last three fiscal years and, with respect to LMIS, the period December 1, 2005 through December 31, 2005, the following table shows the aggregate dollar amount of underwriting commissions/sales charges paid to CGMI and LMIS, as well as the dollar amount of underwriting commissions/sales charges retained by CGMI and LMIS.

	Underwriting Commissions/ Sales Charges paid to CGMI		Underwriting Commissions/ Sales Charges retained by CGMI		Underwriting Commissions/ Sales Charges paid to LMIS	Underwriting Commissions/ Sales Charges retained by LMIS
Balanced Fund
For the fiscal year ended December 31:
2006	$		$
2005		$63,451		$59,406	0	0
2004		$157,824		$68,556	N/A	N/A

California Tax Free Bond Fund
For the fiscal year ended December 31:
2006	$		$
2005		$1,380		$1,380	0	0
2004		$1,608		$756	N/A	N/A

National Tax Free Bond Fund
For the fiscal year ended December 31:
2006	$		$
2005		$15,564		$14,859	0	0
2004		$41,897		$7,162	N/A	N/A

New York Tax Free Bond Fund
For the fiscal year ended December 31:
2006	$		$
2005		$8,056		$8,056	0	0
2004		$24,561		$17,471	N/A	N/A

Strategic Bond Fund
For the fiscal year ended December 31:
2006	$		$
2005		$90,998		$84,760	0	0
2004		$444,382		$170,259	N/A	N/A

Distribution Fees

Rule 12b-1 promulgated under the 1940 Act (“Rule 12b-1”) provides, among other things, that an investment company may bear expenses of distributing its shares only pursuant to a plan adopted in accordance with Rule 12b-1. The Board of each Fund (other than the New York Municipal Money Market Fund) has adopted an amended services and distribution plan with respect to each class of shares (other than Class O and Class I) of each Fund pursuant to Rule 12b-1 (the “Class A Plan,” the “Class B Plan” and the “Class C Plan” as applicable and collectively, the “Plans”). The Boards of the Funds, in the exercise of their business judgment made in the best interests of the shareholders of each Fund and each class, have determined that there is a reasonable likelihood that the Plans will benefit such Fund and its shareholders, and have approved the continuation of the Plans.

Fees under the Plan may be used to make payments to the distributors for distribution services, to Service Agents in respect of the sale of shares of each Fund, and to other parties in respect of the sale of shares of the each Fund, and to make payments for advertising, marketing or other promotional activity, and payments for preparation, printing, and distribution of Prospectuses, statements of additional information and reports for

86

recipients other than regulators and existing shareholders. Each Fund also may make payments to the distributor, Service Agents and others for providing personal service or the maintenance of shareholder accounts. The amounts paid by the distributor to each recipient may vary based upon certain factors, including, among other things, the levels of sales of Fund shares and/or shareholder services provided.

The 12b-1 Plan also provides that the distributor and Service Agents may receive all or a portion of the sales charges paid by Class A, Class B and Class C investors.

The 12b-1 Plan permits each Fund to pay fees to a distributor, Service Agents and others as compensation for their services, not as reimbursement for specific expenses incurred. Thus, even if their expenses exceed the fees provided for by the 12b-1 Plan, a Fund will not be obligated to pay more than those fees and, if their expenses are less than the fees paid to them, they will realize a profit. The Funds may pay the fees to a distributor and others until the 12b-1 Plan or Distribution Agreement is terminated or not renewed. In that event, a distributor’s or other recipient’s expenses in excess of fees received or accrued through the termination date will be the distributor’s or other recipient’s sole responsibility and not the obligations of the Funds. In their annual consideration of the continuation of the 12b-1 Plan for the Funds, the Trustees or Directors will review the 12b-1 Plan and the expenses for each class within the Funds separately.

The 12b-1 Plan also recognizes that various service providers to the Funds, such as the manager, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the Funds for other purposes, such as management fees, and that the Funds’ distributors or Service Agents may from time to time use their own resources for distribution-related services, in addition to the fees paid under the 12b-1 Plan. The 12b-1 Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the 12b-1 Plan, if permitted under applicable law.

The 12b-1 Plan continues in effect if such continuance is specifically approved at least annually by a vote of both a majority of the Trustees or Directors and a majority of the Trustees or Directors who are not “interested persons” (as defined in the 1940 Act) of the Trust or Company and who have no direct or indirect financial interest in the operation of the 12b-1 Plan or in any agreement related to the 12b- 1 Plan (for purposes of this paragraph “Qualified Trustees” or “Qualified Directors”). The Trustees or Directors, in the exercise of their business judgment in the best interests of the shareholders of the Funds and each Class, have approved the continuation of the 12b-1 Plan. The 12b-1 Plan requires that the Trust and the distributor provide to the Board of Trustees and the such Board of Trustees review, at least quarterly, a written report of the amounts expended (and the purposes therefor) under the 12b-1 Plan. The 12b-1 Plan further provides that the selection and nomination of the Qualified Trustees or Qualified Directors is committed to the discretion of the Qualified Trustees or Qualified Directors then in office who are not interested Trustees or Directors of the Trust or Company. The 12b-1 Plan may be terminated with respect to any class of the fund at any time by a vote of a majority of the Trust’s or Company’s Qualified Trustees or Qualified Directors or by a vote of a majority of the outstanding voting securities of that class. The 12b-1 Plan may not be amended to increase materially the amount of permitted expenses of the class thereunder without the approval of a majority of the outstanding securities of that class and may not be materially amended in any case without a vote of a majority of both the Trustees or Directors and Qualified Trustees or Directors. The fund will preserve copies of any plan, agreement or report made pursuant to the 12b-1 Plan for a period of not less than six years, and for the first two years each Fund will preserve such copies in an easily accessible place.

As contemplated by the 12b-1 Plan, each distributor acts as an agent of the Trust or Company in connection with the offering of shares of each fund pursuant to the respective Distribution Agreements.

87

Under the Plans, each Fund is authorized to pay to LMIS, CGMI or Service Agents an annual service fee* with respect to the Class A, Class B and Class C shares of the applicable Fund, provided that the aggregate amount of such fees with respect to a class does not exceed an amount calculated at the annual rate of 0.25% of the average daily net assets of that class.

Under the Plans, each Fund is authorized to pay to LMIS, CGMI or Service Agents an annual distribution fee* (1) with respect to the Class B shares of the applicable Fund, provided that the aggregate amount of such fees with respect to the class does not exceed an amount calculated at the annual rate of 0.75% of the average daily net assets of that class, and (2) with respect to the Class C shares of the applicable Fund, provided that the aggregate amount of such fees with respect to the class does not exceed an amount calculated at an annual rate of 0.50% of the average daily net assets of that class with respect to California Tax Free Bond Fund, National Tax-Free Bond Fund, New York Tax Free Bond Fund and Strategic Bond Fund and at an annual rate of 0.75% of the average daily net assets of that class with respect to Balanced Fund.

The service fees are used for servicing shareholder accounts, including payments by LMIS and CGMI to Service Agents. The distribution fees are paid to LMIS and CGMI to compensate for activities primarily intended to result in the sale of Class B and Class C shares, including payment to selected securities dealers.

The expenses incurred in connection with these activities include: costs of printing and distributing the Funds’ Prospectus, SAI and sales literature to prospective investors; an allocation of overhead and other distribution-related expenses; payments to and expenses of other persons who provide support services in connection with the distribution of the shares; any other costs and expenses relating to distribution or sales support activities; compensation for LMIS’s initial expense of paying investment representatives or introducing brokers a commission upon the sale of the Funds’ shares; and accruals for interest on the amount of the foregoing expenses that exceed the amount of the distribution fee and the contingent deferred sales charge. Under the Plans, LMIS and CGMI may retain all or a portion of the service and distribution fees. The payments to Service Agents may include a commission paid at the time of sale and a continuing fee based upon the value of the average daily net assets of the applicable class of shares that remain invested in a Fund with respect to accounts that dealers continue to service.

Sales personnel of Service Agents may receive different compensation for selling or servicing one class of shares over another. The distribution and shareholder service expenses incurred by LMIS, CGMI and Service Agents in connection with the sale of shares will be paid, in the case of Class A shares, from the proceeds of front end sales charges and the ongoing service fees; and in the cases of Class B and Class C shares, from the proceeds of applicable contingent deferred sales charges and ongoing distribution and service fees. Investors should understand that the purpose of the front end sales charge and ongoing service fees applicable to Class A shares is the same as that of the contingent deferred sales charge and ongoing distribution and service fees applicable to Class B and Class C shares.

LMIS may also make payments to assist in the distribution of a Fund’s shares out of the other fees received by it or its affiliates from such Fund, its past profits or any other sources available to it and such payments are deemed authorized by a Fund’s 12b-1 plan. From time to time, LMIS may waive receipt of fees under a Plan while retaining the ability to be paid under such Plan thereafter. The fees payable to LMIS under the Plans and payments by LMIS to selected securities dealers are payable without regard to actual expenses incurred.

*	The Plans for California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund provide that the fees paid under the Plans may be used for both service and distribution activities, provided, however, that the fees paid to a recipient with respect to a particular class that may be used to cover expenses primarily intended to result in the sale of shares of that class, or that may be used to cover expenses primarily intended for personal service and/or maintenance of shareholder accounts, may not exceed the maximum amounts, if any, as may from time to time be permitted for such services under NASD Conduct Rule 2830 or any successor rule, in each case as amended or interpreted by the NASD.

88

LMIS may, from time to time, assist Service Agents including CGMI by, among other things, providing sales literature to, and holding informational programs for the benefit of, Service Agents, registered representatives, which may include payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families within or outside the United States. Participation of registered representatives in such informational programs may require the sale of minimum dollar amounts of shares of the Funds. In addition, LMIS may also, from time to time, at its expense or as an expense for which it may be compensated under a Plan, if applicable, pay a bonus or other consideration or incentives to Service Agents including CGMI who sell a minimum dollar amount of shares of the Funds during a specified period of time. In some instances, these incentives may be offered only to certain Service Agents who have sold or may sell significant amounts of shares. Any such bonus or incentive programs will not change the price paid by investors for the purchase of the applicable Fund’s shares or the amount that any particular Fund will receive as proceeds from such sales. Service Agents may not use sales of the Funds’ shares to qualify for any incentives to the extent that such incentives may be prohibited by the laws of any state. Incentive payments will be provided for out of the front end sales charges and contingent deferred sales charges retained by LMIS, any applicable Plan payments or LMIS’ other resources. Other than Plan payments, the Funds do not bear distribution expenses.

A quarterly report of the amounts expended with respect to each Fund under the applicable Plan, and the purposes for which such expenditures were incurred, is presented to the Fund’s Board for its review. In addition, each Plan provides that it may not be amended with respect to any class of shares of any Fund to increase materially the costs which may be borne for distribution pursuant to the Plan without the approval of shareholders of that class, and that other material amendments of the Plan must be approved by the Fund’s Board and by the Trustees who are neither “interested persons,” as defined in the 1940 Act, nor have any direct or indirect financial interest in the operation of the Plan or any related agreements, by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan and its related agreements are subject to annual Board approval by a vote cast in person at a meeting called for the purpose of voting on the Plan. Each Plan may be terminated with respect to a Fund or any class thereof at any time by vote of a majority (as defined in the 1940 Act) of the Directors or Trustees who are not “interested persons” and have no direct or indirect financial interest in the operation of the Plan or in any related agreement or by vote of a majority of the shares of a Fund or class, as the case may be.

For the year ended December 31, 2006 with respect to payments made to CGMI and LMIS, the aggregate amount spent by the various classes of each Fund under the applicable Plan was as follows:

	Compensation Paid to Distributors Under the Plans	Compensation Paid by CGMI and Affiliates to Financial Consultants(1)	Compensation Paid by CGMI and Affiliates to Sales Personnel	Amount Spent by CGMI and Affiliates on Advertising
Balanced Fund
Class A	$	$	$	$
Class B	$	$	$	$
Class C	$	$	$	$

California Tax Free Bond Fund
Class A	$	$	$	$
Class B	$	$	$	$
Class C	$	$	$	$

89

	Amount Spent by CGMI and Affiliates on Printing and Mailing of Prospectus	Total Amount of Expenses Incurred by CGMI and Affiliates in Connection with Distribution of the Funds(2)
Balanced Fund
Class A	$	$
Class B	$	$
Class C	$	$

California Tax Free Bond Fund
Class A	$	$
Class B	$	$
Class C	$	$

(1)	Includes “Miscellaneous Expenses” meaning allocable overhead, travel and communications expenses.
(2)	The total expense amounts set out in this column are calculated as the sum of the amounts spent by CGMI and its affiliates that are disclosed in the four preceding columns. These amounts are paid out of revenue received by the distributors under each Plan, as well as out of other revenue received by LMPFA and its affiliates.

	Compensation Paid to Distributors Under the Plans	Compensation Paid by CGMI and Affiliates to Financial Consultants(1)	Compensation Paid by CGMI and Affiliates to Sales Personnel	Amount Spent by CGMI and Affiliates on Advertising
National Tax Free Bond Fund
Class A	$	$	$	$
Class B	$	$	$	$
Class C	$	$	$	$

New York Tax Free Bond Fund
Class A	$	$	$	$
Class B	$	$	$	$
Class C	$	$	$	$

Strategic Bond Fund
Class A	$	$	$	$
Class B	$	$	$	$
Class C	$	$	$	$

(1)	Includes “Miscellaneous Expenses” meaning allocable overhead, travel and communications expenses.
(2)	The total expense amounts set out in this column are calculated as the sum of the amounts spent by CGMI and its affiliates that are disclosed in the four preceding columns. These amounts are paid out of revenue received by the distributors under each Plan, as well as out of other revenue received by LMPFA and its affiliates.

90

	Amount Spent by CGMI and Affiliates on Printing and Mailing of Prospectus	Total Amount of Expenses Incurred by CGMI and Affiliates in Connection with Distribution of the Funds(2)
National Tax Free Bond Fund
Class A	$	$
Class B	$	$
Class C	$	$

New York Tax Free Bond Fund
Class A	$	$
Class B	$	$
Class C	$	$

Strategic Bond Fund
Class A	$	$
Class B	$	$
Class C	$	$

(1)	Includes “Miscellaneous Expenses” meaning allocable overhead, travel and communications expenses.
(2)	The total expense amounts set out in this column are calculated as the sum of the amounts spent by CGMI and its affiliates that are disclosed in the four preceding columns. These amounts are paid out of revenue received by the distributors under each Plan, as well as out of other revenue received by LMPFA and its affiliates.

	Compensation Paid by LMIS and Affiliates to Financial Consultants(1)	Compensation Paid by LMIS and Affiliates to Sales Personnel	Amount Spent by LMIS and Affiliates on Advertising	Amount Spent by LMIS and Affiliates on Printing and Mailing of Prospectus	Total Amount of Expenses Incurred by LMIS and Affiliates in Connection with Distribution of the Funds(2)
Balanced Fund
Class A	$	$	$	$	$
Class B	$	$	$	$	$
Class C	$	$	$	$	$

California Tax Free Bond Fund
Class A	$	$	$	$	$
Class B	$	$	$	$	$
Class C	$	$	$	$	$

National Tax Free Bond Fund
Class A	$	$	$	$	$
Class B	$	$	$	$	$
Class C	$	$	$	$	$

New York Tax Free Bond Fund
Class A	$	$	$	$	$
Class B	$	$	$	$	$
Class C	$	$	$	$	$

Strategic Bond Fund
Class A	$	$	$	$	$
Class B	$	$	$	$	$
Class C	$	$	$	$	$

91

(1)	Includes “Miscellaneous Expenses” meaning allocable overhead, travel and communications expenses
(2)	The total expense amounts set out in this column are calculated as the sum of the amounts spent by LMIS and its affiliates that are disclosed in the four preceding columns. These amounts are paid out of revenue received by the distributors under each Plan, as well as out of other revenue received by LMPFA and its affiliates.

Distribution expenses incurred by LMIS and/or CGMI for advertising, printing and mailing prospectuses, support services and overhead expenses, payments to their financial advisers or registered representative and for accruals for interest on expenses incurred in the distribution of each fund’s shares are set forth in the following tables:

[To be updated by amendment]

Dealer reallowances are described in the Prospectus.

PORTFOLIO MANAGERS

The following tables set forth certain additional information with respect to the portfolio managers for each of the Funds. Unless noted otherwise, all information is provided as of December 31, 2006.

Other Accounts Managed by Portfolio Managers

The table below identifies, for each portfolio manager, the number of accounts (other than the Fund with respect to which information is provided) for which the portfolio manager has day-to-day management responsibilities and the total assets in such accounts, within each of the following categories: registered investment companies, other pooled investment vehicles, and other accounts. Except as specifically indicated below for each category, none of the accounts shown were subject to fees based on performance.

Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Balanced Fund	S. Kenneth Leech‡	registered investment companies with $ billion in total assets under management	other pooled investment vehicles with $ billion in assets under management	other accounts with $ billion in total assets under management*

	Stephen A. Walsh‡	registered investment companies with $ billion in total assets under management	other pooled investment vehicles with $ billion in assets under management	other accounts with $ billion in total assets under management*

	Mark Lindbloom‡	registered investment companies with $ billion in total assets under management	other pooled investment vehicles with $ billion in assets under management	other accounts with $ billion in total assets under management

92

Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

	Carl L. Eichstaedt‡	registered investment companies with $ billion in total assets under management	other pooled investment vehicles	other accounts with $ billion in total assets under management**

	Edward A. Moody‡	registered investment companies with $ million in total assets under management	other pooled investment vehicles	other accounts with $ billion in total assets under management***

	George J. Williamson	registered investment companies with $ billion in total assets under management	other pooled investment vehicles	other accounts with $ billion in total assets under management

	Patrick Hughes	registered investment companies with $ billion in total assets under management	other pooled investment vehicles	other accounts with $ billion in total assets under management

California Tax Free Bond Fund	John C. Mooney, CFA	registered investment companies with $ billion in total assets under management	other pooled investment vehicles with $ billion in assets under management	other accounts with $ billion in total assets under management

	Robert Amodeo, CFA	registered investment companies with $ billion in total assets under management	other pooled investment vehicles	other accounts with $ billion in total assets under management

National Tax Free Bond Fund	John C. Mooney, CFA	registered investment companies with $ billion in total assets under management	other pooled investment vehicles with $ billion in assets under management	other accounts with $ billion in total assets under management

	Robert Amodeo, CFA	registered investment companies with $ billion in total assets under management	other pooled investment vehicles	other accounts with $ billion in total assets under management

93

Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
New York Municipal Money Market Fund	Charles K. Bardes	registered investment companies with $ billion in total assets under management	other pooled investment vehicles	other accounts with $ million in total assets under management

	Thomas A. Croak	registered investment companies with $ billion in total assets under management	other pooled investment vehicles	other accounts with $ billion in total assets under management

New York Tax Free Bond Fund	John C. Mooney, CFA	registered investment companies with $ billion in total assets under management	other pooled investment vehicles with $ billion in assets under management	other accounts with $ billion in total assets under management

	Robert Amodeo, CFA	registered investment companies with $ billion in total assets under management	other pooled investment vehicles	other accounts with $ billion in total assets under management

Strategic Bond Fund	S. Kenneth Leech‡	registered investment companies with $ billion in total assets under management	other pooled investment vehicles with $ billion in assets under management	other accounts with $ billion in total assets under management*
	Stephen A. Walsh‡	registered investment companies with $ billion in total assets under management	other pooled investment vehicles with $ billion in assets under management	other accounts with $ billion in total assets under management*

	Keith J. Gardner‡	registered investment companies	other pooled investment vehicles with $ billion in assets under management	other accounts with $ million in total assets under management†

	Michael C. Buchanan‡	registered investment companies with $ million in total assets under management	other pooled investment vehicles with $ billion in assets under management	other accounts with $ billion in total assets under management

94

Fund	Portfolio Manager(s)	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
	Detlev Schlichter‡	registered investment companies with $ million in total assets under management	other pooled investment vehicles with $ million in assets under management	other accounts with $ billion in total assets under management††

	Andres Sanchez-Balcazar‡	registered investment companies	other pooled investment vehicles	other accounts

*	Includes 77 accounts managed, totalling $ billion, for which advisory fee is performance based.
**	Includes 3 accounts managed, totalling $ million, for which advisory fee is performance based.
***	Includes 11 accounts managed, totalling $ billion, for which advisory fee is performance based.
†	Includes 1 account managed, totalling $ million, for which advisory fee is performance based.
††	Includes 21 accounts managed, totalling $ billion, for which advisory fee is performance based.

‡ The numbers above reflect the overall number of portfolios managed by employees of Western Asset and the manager and its affiliates. In addition to the funds noted above, these portfolio managers also are involved in the management of portfolios advised by Western Asset and its affiliates, but they are not solely responsible for particular portfolios. Western Asset’s investment discipline emphasizes a team approach that combines the efforts of groups of specialists working in different market sectors. They are responsible for overseeing implementation of Western Asset’s overall investment ideas and coordinating the work of the various sector teams. This structure ensures that client portfolios benefit from a consensus that draws on the expertise of all team members.

Portfolio Manager Compensation

The description below relates to the manager and, all of ClearBridge, Western Asset and Western Asset Limited, all affiliates of the manager. Certain of the Funds’ portfolio managers may be employed concurrently by the manager and by either ClearBridge, Western Asset or Western Asset Limited. The manager follows the ClearBridge portfolio manager compensation policies described below.

ClearBridge investment professionals receive base salary and other employee benefits and are eligible to receive incentive compensation. Base salary is fixed and typically determined based on market factors and the skill and experience of individual investment personnel.

ClearBridge has implemented an investment management incentive and deferred compensation plan (the “Plan”) for its investment professionals, including the Fund’s portfolio manager(s). Each investment professional works as a part of an investment team. The Plan is designed to align the objectives of ClearBridge investment professionals with those of Fund shareholders and other ClearBridge clients. Under the Plan a “base incentive pool” is established for each team each year as a percentage of ClearBridge’s revenue attributable to the team (largely management and related fees generated by Funds and other accounts). A team’s revenues are typically expected to increase or decrease depending on the effect that the team’s investment performance as well as inflows and outflows have on the level of assets in the investment products managed by the team. The “base incentive pool” of a team is reduced by base salaries paid to members of the team and other employee expenses attributable to the team.

The investment team’s incentive pool is then adjusted to reflect its ranking among a “peer group” of non-ClearBridge investment managers and the team’s pre-tax investment performance against the applicable product benchmark (e.g. a securities index and, with respect to a Fund, the benchmark set forth in the Fund’s

95

Prospectus to which the Fund’s average annual total returns are compared or, if none, the benchmark set forth in the Fund’s annual report). Longer-term (5-year) performance will be more heavily weighted than shorter-term (1-year) performance in the calculation of the performance adjustment factor. The incentive pool for a team may also be adjusted based on other qualitative factors by the applicable ClearBridge chief investment officer. The incentive pool will be allocated by the applicable ClearBridge chief investment officer to the team leader and, based on the recommendations of the team leader, to the other members of the team.

Up to 20% of an investment professional’s annual incentive compensation is subject to deferral. Of that principal deferred award amount, 25% will accrue a return based on the hypothetical returns of the investment fund or product that is the primary focus of the investment professional’s business activities with the Firm, 25% will accrue a return based on the hypothetical returns of an employee chosen composite fund, and 50% may be received in the form of Legg Mason restricted stock shares.

With respect to the compensation of certain portfolio managers employed concurrently by ClearBridge, Western Asset and Western Asset Limited, each subadviser’s compensation system assigns each employee a total compensation “target” and a respective cap, which are derived from annual market surveys that benchmark each role with its job function and peer universe. This method is designed to reward employees with total compensation reflective of the external market value of their skills, experience, and ability to produce desired results. Standard compensation includes competitive base salaries, generous employee benefits, and a retirement plan.

In addition, each subadviser’s employees are eligible for bonuses. These are structured to closely align the interests of employees with those of the subadviser, and are determined by the professional’s job function and pre-tax performance as measured by a formal review process. All bonuses are completely discretionary. One of the principal factors considered is a portfolio manager’s investment performance versus appropriate peer groups and benchmarks (e.g., a securities index and with respect to a Fund, the benchmark set forth in the Fund’s Prospectus to which the Fund’s average annual total returns are compared or, if none, the benchmark set forth in the Fund’s annual report). A subadviser may also measure a portfolio manager’s pre-tax investment performance against other benchmarks, as it determines appropriate. Because portfolio managers are generally responsible for multiple accounts (including the Funds) with similar investment strategies, they are compensated on the performance of the aggregate group of similar accounts, rather than a specific account. A smaller portion of a bonus payment is derived from factors that include client service, business development, length of service to the investment manager, management or supervisory responsibilities, contributions to developing business strategy and overall contributions to the subadviser’s business.

Finally, in order to attract and retain top talent, all professionals are eligible for additional incentives in recognition of outstanding performance. These were determined based upon the factors described above and include Legg Mason stock options and long-term incentives that vest over a set period of time past the award date.

Potential Conflicts of Interest

Potential conflicts of interest may arise when a Fund’s portfolio manager also has day-to-day management responsibilities with respect to one or more other funds or other accounts, as is the case for certain of the portfolio managers listed in the table above.

The manager, the subadviser and the Funds have adopted compliance polices and procedures that are designed to address various conflicts of interest that may arise for the manager and the individuals that it employs. For example, the manager and the subadviser each seek to minimize the effects of competing interests for the time and attention of portfolio managers by assigning portfolio managers to manage funds and accounts that share a similar investment style. The manager and the subadviser have also adopted trade allocation procedures that are designed to facilitate the fair allocation of limited investment opportunities among multiple

96

funds and accounts. There is no guarantee, however, that the policies and procedures adopted by the manager, the subadviser and the Funds will be able to detect and/or prevent every situation in which an actual or potential conflict may appear. Potential conflicts include:

Allocation of Limited Time and Attention. A portfolio manager who is responsible for managing multiple funds and/or accounts may devote unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

Allocation of Limited Investment Opportunities. If a portfolio manager identifies a limited investment opportunity that may be suitable for multiple funds and/or accounts, the opportunity may be allocated among these several funds or accounts, which may limit a fund’s ability to take full advantage of the investment opportunity.

Pursuit of Differing Strategies. At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.

Selection of Broker/Dealers. Portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds and/or accounts that they supervise. In addition to executing trades, some brokers and dealers provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the subadviser determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund, a decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts managed. For this reason, the subadviser has formed a brokerage committee that reviews, among other things, the allocation of brokerage to broker/dealers, best execution and soft dollar usage.

Variation in Compensation. A conflict of interest may arise where the financial or other benefits available to the portfolio manager differ among the funds and/or accounts that he or she manages. If the structure of the manager’s management fee and/or the portfolio manager’s compensation differs among funds and/or accounts (such as where certain funds or accounts pay higher management fees or performance-based management fees), the portfolio manager might be motivated to help certain funds and/or accounts over others. The portfolio manager might be motivated to favor funds and/or accounts in which he or she has an interest or in which the investment advisor and/or its affiliates have interests. Similarly, the desire to maintain or raise assets under management or to enhance the portfolio manager’s performance record or to derive other rewards, financial or otherwise, could influence the portfolio manager to lend preferential treatment to those funds and/or accounts that could most significantly benefit the portfolio manager.

Related Business Opportunities. The manager or its affiliates may provide more services (such as distribution or recordkeeping) for some types of funds or accounts than for others. In such cases, a portfolio manager may benefit, either directly or indirectly, by devoting disproportionate attention to the management of fund and/or accounts that provide greater overall returns to the manager and its affiliates.

97

Portfolio Manager Securities Ownership

The table below identifies ownership of Fund securities by each Portfolio Manager.

Fund	Portfolio Manager(s)	Dollar Range of Ownership of Securities
Balanced Fund	S. Kenneth Leech
Stephen A. Walsh
Mark Lindbloom
Carl L. Eichstaedt
Edward A. Moody
George J. Williamson
Patrick Hughes

California Tax Free Bond Fund	John C. Mooney, CFA
Robert Amodeo, CFA

National Tax Free Bond Fund	John C. Mooney, CFA
Robert Amodeo, CFA

New York Municipal Money Market Fund	Charles K. Bardes Thomas A. Croak

New York Tax Free Bond Fund	John C. Mooney, CFA
Robert Amodeo, CFA

Strategic Bond Fund	S. Kenneth Leech
Stephen A. Walsh
Keith J. Gardner
Michael C. Buchanan
Detlev Schlichter
Andres Sanchez-Balcazar

PORTFOLIO TRANSACTIONS

Subject to policies as may be established by a Fund’s Board from time to time, the subadvisers are primarily responsible for each Fund’s portfolio decisions and the placing of the Fund’s portfolio transactions.

Transactions on stock exchanges involve the payment of negotiated brokerage commissions. There is generally no stated commission in the case of securities traded in the over-the-counter market, but the price of those securities includes an undisclosed commission or mark-up. Over-the-counter purchases and sales are transacted directly with principal market makers except where it is believed that better prices and executions may be obtained elsewhere. The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down. The aggregate brokerage commissions paid by each Fund for the three most recent fiscal years is set forth below under “Aggregate Brokerage Commissions Paid.”

Pursuant to the Sub-Advisory Agreements, each subadviser is authorized to place orders pursuant to its investment determinations for a Fund either directly with the issuer or with any broker or dealer, foreign currency dealer, futures commission merchant or others selected by it. The general policy of the subadvisers in selecting brokers and dealers is to obtain the best results achievable in the context of a number of factors which are considered both in relation to individual trades and broader trading patterns, including the reliability of the broker/dealer, the competitiveness of the price and the commission, the research services received and whether the broker/dealer commits its own capital. In connection with subadvisers’ monitoring of its portfolio transactions for compliance with its policies, the subadvisers each utilize both an internal committee and a third party service provider.

98

In connection with the selection of such brokers or dealers and the placing of such orders, subject to applicable law, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Funds and/or the other accounts over which the subadvisers or their affiliates exercise investment discretion. The subadvisers are authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the subadvisers determine in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities that the subadvisers and their affiliates have with respect to accounts over which they exercise investment discretion. The subadvisers may also have arrangements with brokers pursuant to which such brokers provide research services to the subadvisers in exchange for a certain volume of brokerage transactions to be executed by such brokers. While the payment of higher commissions increases a Fund’s costs, the subadvisers do not believe that the receipt of such brokerage and research services significantly reduces its expenses as subadvisers. Arrangements for the receipt of research services from brokers may create conflicts of interest.

Research services furnished to the subadvisers by brokers who effect securities transactions for a Fund may be used by the subadvisers in servicing other investment companies and accounts which it manages. Similarly, research services furnished to the subadvisers by brokers who effect securities transactions for other investment companies and accounts which the subadvisers manages may be used by the subadvisers, in servicing a Fund. Not all of these research services are used by the subadvisers in managing any particular account, including the Funds. For the fiscal year ended December 31, 2006, each of the Funds paid commissions to brokers that provided research services as follows:

Fund	Total Dollar Amount of Brokerage Transactions Related to Research Services	Total Dollar Amount of Brokerage Commissions Paid on Transactions Related to Research Services
Balanced Fund	$	$
California Tax Free Bond Fund	$	$
National Tax Free Bond Fund	$	$
New York Municipal Market Fund	$	$
New York Tax Free Bond Fund	$	$
Strategic Bond Fund	$	$

Each Fund contemplates that, consistent with the policy of obtaining the best net results, brokerage transactions may be conducted through “affiliated broker/dealers”, as defined in the 1940 Act. Each Fund’s Board of Trustees has adopted procedures in accordance with Rule 17e-1 promulgated under the 1940 Act to ensure that all brokerage commissions paid to such affiliates are reasonable and fair in the context of the market in which such affiliates operate. Effective December 1, 2005 CGMI is no longer an affiliated person of the Funds under the 1940 Act. As a result, each Fund will be permitted to execute portfolio transactions with CGMI or an affiliate of CGMI as agent (but not as principal) without being subject to the restrictions applicable to transactions with affiliated persons.

99

Aggregate Brokerage Commissions Paid

For the fiscal years ended December 31, 2004, 2005 and 2006, the following Funds paid aggregate brokerage commissions and brokerage commissions to CGMI and its affiliates as set out below:

Fund	Aggregate Broker Commissions Paid		Amount of Brokerage Commission Paid by the Fund to CGMI
Balanced Fund
Year Ended December 31, 2004		$33,984		$1,395
Year Ended December 31, 2005		$29,078		$1,893
Year Ended December 31, 2006*	$		$

Strategic Bond Fund
Year Ended December 31, 2004		$3,015		$0
Year Ended December 31, 2005		$0		$0
Year Ended December 31, 2006*	$		$

*	CGMI was not an affiliated person of the Fund under the 1940 Act during the entire period.

For the fiscal year ended December 31, 2006, the percentage of each Fund’s aggregate brokerage commissions paid to CGMI and its affiliates and the percentage of the Fund’s aggregate dollar amount of transactions involving the payment of commissions effected through CGMI and its affiliates were as follows:

Fund	The Percentage of the Fund’s Aggregate Brokerage Commissions Paid to CGMI and Affiliates	The Percentage of the Fund’s Aggregate Dollar Amount of Transactions Involving the Payment of Commission Effected Through CGMI and Affiliates
Balanced Fund	%	%

As of December 1, 2005, LMIS became an affiliated person of the Funds under the 1940 Act. For the period December 1, 2005 through December 31, 2005, the Funds did not pay any brokerage commissions to LMIS or its affiliates.

In certain instances there may be securities that are suitable as an investment for a Fund as well as for one or more of the subadvisers’ other clients. Investment decisions for each Fund and for the subadvisers’ other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more clients are selling the same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each.

It is recognized that in some cases this system could adversely affect the price of or the size of the position obtainable in a security for a Fund. When purchases or sales of the same security for a Fund and for other funds managed by the adviser occur contemporaneously, the purchase or sale orders may be aggregated in order to obtain any price advantages available to large volume purchases or sales.

For reporting purposes, a Fund’s portfolio turnover rate is calculated by dividing the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of the portfolio securities owned by the Fund during the fiscal year. In determining such portfolio turnover, all securities whose maturities

100

at the lime of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the Fund’s investment portfolio (other than the New York Municipal Money Market Fund) were replaced once during the fiscal year. Portfolio turnover will not be a limiting factor should the subadvisers deem it advisable to purchase or sell securities.

For the fiscal years ended December 31, 2005 and 2006, the portfolio turnover rates of the Funds (other than the money market fund) were as follows:

Fund	Portfolio Turnover Rates for Fiscal Year ended December 31, 2005	Portfolio Turnover Rates for Fiscal Year ended December 31, 2006
Balanced Fund	3%	%
California Tax Free Bond Fund	10%	%
National Tax Free Bond Fund	36%	%
New York Tax Free Bond Fund	34%	%
Strategic Bond Fund	107%	%

In the event that portfolio turnover increases, this increase necessarily results in correspondingly greater transaction costs which must be paid by the Fund. To the extent portfolio trading results in realization of net short-term capital gains, shareholders will be taxed on such gains at ordinary tax rates (except shareholders who invest through individual retirement accounts (“IRAs”) and other retirement plans which are not taxed currently on accumulations in their accounts).

During the fiscal year ended December 31, 2006, certain Funds purchased securities issued by the following regular broker/dealers of the Fund, which had the following values as of December 31, 2006.

Fund	Broker/Dealer	Value of Securities as of December 31, 2006
Balanced Fund		$
$
$
Strategic Bond Fund		$
$
$

DISCLOSURE OF PORTFOLIO HOLDINGS

The Funds have adopted policies and procedures developed by LMPFA, the Funds’ investment manager, with respect to the disclosure of the Funds’ portfolio securities and any ongoing arrangements to make available information about each Fund’s portfolio securities. The policy requires that consideration always be given as to whether disclosure of information about any Fund’s portfolio holdings is in the best interests of such Fund’s shareholders, and that any conflicts of interest between the interests of the Fund’s shareholders and those of LMPFA, the Fund’s Distributors, or their affiliates, be addressed in a manner that places the interests of Fund shareholders first. The policy provides that information regarding a Fund’s portfolio holdings may not be shared with non-Legg Mason employees, with investors or potential investors (whether individual or institutional), or with third parties unless it is done for legitimate fund business purposes and in accordance with the policy.

LMPFA’s policy generally provides for the release of details of securities positions once they are considered “stale.” Data is considered stale 25 calendar days following quarter-end for Funds other than money market funds, and 25 calendar days following month-end with respect to money market funds. LMPFA believes that this passage of time prevents a third party from benefiting from an investment decision made by a fund that has not been fully reflected by the market.

101

Under the policy, a Fund’s complete list of holdings (including the size of each position) may be made available to investors, potential investors, third parties and non-Legg Mason employees with simultaneous public disclosure at least 25 days after calendar quarter end, except in the case of a money market fund’s holdings, which may be released with simultaneous public disclosure at least 25 days after month end. Typically, simultaneous public disclosure is achieved by the filing of Form N-Q or Form N-CSR in accordance with SEC rules, provided that such filings may not be made until 25 days following quarter-end and/or posting the information to a Legg Mason or the Funds’ Internet site that is accessible by the public, or through public release by a third party vendor.

The policy permits the release of limited portfolio holdings information that is not yet considered stale in a number of situations, including:

1.	A Fund’s top ten securities, current as of month-end, and the individual size of each such security position may be released at any time following month-end with simultaneous public disclosure.

2.	A Fund’s top ten securities positions (including the aggregate but not individual size of such positions) may be released at any time with simultaneous public disclosure.

3.	A list of securities (that may include Fund holdings together with other securities) followed by a portfolio manager (without position sizes or identification of particular funds) may be disclosed to sell-side brokers at any time for the purpose of obtaining research and/or market information from such brokers.

4.	A trade in process may be discussed only with counterparties, potential counterparties and others involved in the transaction (i.e., brokers and custodians).

5.	A Fund’s sector weightings, yield and duration (for fixed income and money market funds), performance attribution (e.g. analysis of the Fund’s out performance or underperformance of its benchmark based on its portfolio holdings) and other summary and statistical information that does not include identification of specific portfolio holdings may be released, even if non-public, if such release is otherwise in accordance with the policy’s general principles.

6.	A Fund’s portfolio holdings may be released on an as-needed basis to its legal counsel, counsel to its Independent Directors, and its independent public accounting firm, in required regulatory filings or otherwise to governmental agencies and authorities.

Under the policy, if information about a Fund’s portfolio holdings is released pursuant to an ongoing arrangement with any party, a Fund must have a legitimate business purpose for the release of the information, and either the party receiving the information must be under a duty of confidentiality, or the release of non-public information must be subject to trading restrictions and confidential treatment to prohibit the entity from sharing with an unauthorized source or trading upon any non-public information provided. Neither a Fund, nor Legg Mason, nor any other affiliated party may receive compensation or any other consideration in connection with such arrangements. Ongoing arrangements to make available information about a Fund’s portfolio securities will be reviewed at least annually by a Fund’s Board.

The approval of a Fund’s Chief Compliance Officer, or designee, must be obtained before entering into any new ongoing arrangement or altering any existing ongoing arrangement to make available portfolio holdings information, or with respect to any exceptions to the policy. Any exceptions to the policy must be consistent with the purposes of the policy. Exceptions are considered on a case-by-case basis and are granted only after a thorough examination and consultation with LMPFA’s legal department, as necessary. Exceptions to the policies are reported to a Fund’s Board at its next regularly scheduled meeting.

Currently, the Funds disclose their complete portfolio holdings approximately 25 days after calendar quarter end on their website: http://www.leggmason.com/InvestorServices.

102

Set forth below is a list, as of December 31, 2006, those parties with whom LMPFA, on behalf of a Fund, has authorized ongoing arrangements that include the release of portfolio holdings information in accordance with the policy, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed. The parties identified below as recipients are service providers, fund rating agencies, consultants and analysts.

Recipient	Frequency	Delay before dissemination
State Street Bank & Trust Co. (Fund Custodian and Accounting Agent)	Daily	None
Institutional Shareholders Services (Proxy Voting Services)	As necessary	None
Bloomberg	Quarterly	25 Days after Quarter End
Lipper	Quarterly	25 Days after Quarter End
S&P	Quarterly	25 Days after Quarter End
Morningstar	Quarterly	25 Days after Quarter End
Vestek	Daily	None
Factset	Daily	None
Bank of New York	Daily	None

[To be updated by amendment]

Portfolio holdings information for the Fund may also be released from time to time pursuant to ongoing arrangements with the following parties:

Recipient	Frequency	Delay before dissemination
Baseline	Daily	None
Frank Russell	Monthly	1 Day
Callan	Quarterly	25 Days after Quarter End
Mercer	Quarterly	25 Days after Quarter End
eVestment Alliance	Quarterly	25 Days after Quarter End
CRA RogersCasey	Quarterly	25 Days after Quarter End
Cambridge Associates	Quarterly	25 Days after Quarter End
Marco Consulting	Quarterly	25 Days after Quarter End
Wilshire	Quarterly	25 Days after Quarter End
Informa Investment Services (Efron)	Quarterly	25 Days after Quarter End
CheckFree (Mobius)	Quarterly	25 Days after Quarter End
Nelsons Information	Quarterly	25 Days after Quarter End
Investor Tools	Daily	None
Advent	Daily	None
BARRA	Daily	None
Plexus	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Elkins/McSherry	Quarterly (Calendar)	Sent 1-3 business days following the end of a Quarter
Quantitative Services Group	Daily	None
AMBAC	Daily	None
Deutsche Bank	Monthly	6-8 Business Days
Fitch	Monthly	6-8 Business Days
Liberty Hampshire	Weekly and Month End	None
Sun Trust	Weekly and Month End	None
New England Pension Consultants	Quarterly	25 Days after Quarter End
Evaluation Associates	Quarterly	25 Days after Quarter End
Watson Wyatt	Quarterly	25 Days after Quarter End
S&P (Rating Agency)	Weekly Tuesday Night	1 business day
Moody’s (Rating Agency)	Weekly Tuesday Night	1 business day

103

NET ASSET VALUE

The net asset value per share of the fund’s Classes is calculated on each day, Monday through Friday, except days on which the NYSE is closed (except with respect to the New York Municipal Money Market Fund, for which the determination is made at 12:00 noon (New York time)). The NYSE currently is scheduled to be closed on New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday or subsequent Monday when one of these holidays falls on a Saturday or Sunday, respectively. Because of the differences in distribution fees and Class-specific expenses, the per share net asset value of each Class will differ. Please see each Fund’s Prospectus for a description of the procedures used by the fund in valuing its assets.

The Boards of the Funds have approved procedures to be used to value the Funds’ securities for the purposes of determining a Fund’s net asset value. The valuation of the securities of each Fund is determined in good faith by or under the direction of the Fund’s Board. The Funds’ Boards have delegated certain valuation functions for the Funds to the manager. The same set of procedures is used to value the securities of all of the Funds described in this SAI, except for the New York Municipal Money Market Fund which has its own procedures. Different methods may be used to value different types of securities, as discussed below, depending upon the particular securities held by the particular Fund.

Each Fund other than the New York Municipal Money Market Fund generally values its securities based on market prices determined at the close of regular trading on the NYSE. A Fund’s currency valuations, if any, are done as of when the London Stock Exchange closes, which is usually at 12:00 noon New York time. For equity securities that are traded on an exchange, the market price is usually the closing sale or official closing price on that exchange. In the case of securities not traded on an exchange, or if such closing prices are not otherwise available, the market price is typically determined by independent third party pricing vendors approved by a Fund’s Board using a variety of pricing techniques and methodologies. The market price for debt obligations is generally the price supplied by an independent third party pricing service approved by a Fund’s board, which may use a matrix, formula or other objective method that takes into consideration market indices, yield curves and other specific adjustments. Short-term debt obligations that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. If vendors are unable to supply a price, or if the price supplied is deemed by the manager to be unreliable, the market price may be determined using quotations received from one or more brokers-dealers that make a market in the security.

When such prices or quotations are not available, or when the manager believes that they are unreliable, the manager will price securities using fair value procedures approved by the Board. Funds that invest in securities that may be thinly traded, for which market quotations may not be readily available or may be unreliable—such as securities of small capitalization companies, securities of issuers located in emerging markets or high yield securities (junk bonds)—may use the fair valuation procedures more frequently than Funds that invest primarily in securities that are more liquid—such as securities of large capitalization domestic issuers. A Fund may also use fair value procedures if the manager determines that a significant event has occurred between the time at which a market price is determined and the time at which the Fund’s net asset value is calculated. In particular, the value of foreign securities may be materially affected by events occurring after the close of the market on which they are valued, but before such Fund prices its shares. Each Fund that holds foreign equity securities uses a fair value model developed by an independent third party pricing service to price those securities on days when there is a certain percentage change in the value of a domestic equity security index, as such percentage may be determined by the manager from time to time.

Valuing securities at fair value involves greater reliance on judgment than valuation of securities based on readily available market quotations. A Fund that uses fair value to price securities may value those securities higher or lower than another Fund using market quotations or its own fair value methodologies to price the same securities. There can be no assurance that a Fund could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which that Fund determines its net asset value.

104

The New York Municipal Money Market Fund uses the amortized cost method to value its portfolio securities. Using this method, the fund constantly amortizes over the remaining life of a security the difference between the principal amount due at maturity and the cost of the security to the Fund.

In order to buy, redeem or exchange shares of a Fund (other than the New York Municipal Money Market Fund) at that day’s price, your order must be placed with the fund or its agent before the NYSE closes. If the NYSE closes early, you must place your order prior to the actual closing time. Otherwise, you will receive the next business day’s price. Orders for New York Municipal Money Market Fund must be received by 12:00 noon New York time.

It is the responsibility of members of the Funds’ selling group to transmit all orders to buy, exchange or redeem shares to the funds’ transfer agent on a timely basis

The New York Municipal Money Market Fund seeks to maintain a net asset value of $1.00 per share and, in this connection, values the Fund’s instruments on the basis of amortized cost pursuant to Rule 2a-7 promulgated under the 1940 Act. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods the yield to investors in the Fund may differ somewhat from that obtained in a similar company which uses market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company, and existing investors would receive less (more) investment income. The purpose of using the amortized cost method of calculation is to attempt to maintain a stable net asset value per share of $1.00.

The Board of Trustees of the Money Market Trust has established procedures reasonably designed to stabilize the net asset value per share of the New York Municipal Money Market Fund, as computed for the purposes of sales and redemptions at $1.00, in each case taking into account current market conditions and the investment objective of the applicable Fund. These procedures include periodic review, as the Board deems appropriate and at such intervals as are reasonable in light of current market conditions, of the relationship between the amortized cost value per share and net asset value per share based upon available indications of market value.

In the event of a deviation of 1/2 of 1% between the net asset value of the New York Municipal Money Market Fund, as applicable, based upon available market quotations or market equivalents and $1.00 per share based on amortized cost, the Board will promptly consider what action, if any, should be taken. The Board will also take such action as it deems appropriate to eliminate or to reduce to the extent reasonably practicable any material dilution or other unfair result which might arise from differences between the two. Such action may include redemption in kind, selling instruments prior to maturity to realize capital gains or losses or to shorten the average maturity, withholding dividends, or utilizing a net asset value per share as determined by using available market quotations.

ADDITIONAL PURCHASE INFORMATION

Investors may purchase shares from a Service Agent. In addition, certain investors, including retirement plans purchasing through certain Service Agents, may purchase shares directly from the Funds. When purchasing shares of the Funds, investors must specify whether the purchase is for Class A, B, C, O or I (formerly Class Y) shares. Service Agents may charge their customers an annual account maintenance fee in connection with a brokerage account through which an investor purchases or holds shares. Accounts held directly the transfer agent are not subject to a maintenance fee.

105

The Funds have imposed certain share class eligibility requirements in connection with purchases by retirement plans, including but not limited to executive deferred compensation programs, group retirement plans and certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution plans. Plans with a minimum of 100 participants or with assets in excess of $1 million are eligible to purchase the Fund’s Class A shares. Each share class has varying service and distribution related fees as described elsewhere in this SAI.

Plan sponsors, plan fiduciaries, and other Service Agents may, however, choose to impose qualification requirements for Plans that differ from the Funds share class eligibility standards. In certain cases this could result in the selection of a share class with higher service and distribution related fees than would otherwise have been charged. The Funds are not responsible for, and have no control over, the decision of any plan sponsor, plan fiduciary or Service Agent to impose such differing requirements. Please consult with your plan sponsor, plan fiduciary or Service Agent for more information about available share classes.

For additional information regarding applicable investment minimums and eligibility requirements, please see each Fund’s Prospectus.

There are no minimum investment requirements for purchases of Class A shares by: (i) current and retired board members of Legg Mason, (ii) current and retired board members of any Fund advised by LMPFA (such board members, together with board members of Legg Mason, are referred to herein as “Board Members”), (iii) current employees of Legg Mason and its subsidiaries, (iv) the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) a pension, profit-sharing or other benefit plan for the benefit of such persons. The Funds reserve the right to waive or change minimums, to decline any order to purchase their shares and to suspend the offering of shares from time to time.

Timing of Purchase Orders

Purchase orders received by each Fund or a Service Agent prior to the close of regular trading on the NYSE on any day such Fund calculates its net asset value are priced according to the net asset value determined on that day (the “trade date”). Orders received by a Service Agent prior to the close of regular trading on the NYSE on any day a Fund calculates its net asset value are priced according to the net asset value determined on that day, provided the order is received by a Fund’s agent prior to its close of business. For shares purchased through CGMI or a Service Agent purchasing through CGMI, payment for shares of a Fund is normally due on the third business day after the trade date. In all other cases, payment must be made with the purchase order.

Systematic Investment Plan. Shareholders may make additions to their accounts at any time by purchasing shares through a service known as the Systematic Investment Plan. Under the Systematic Investment Plan, a distributor or the transfer agent is authorized through preauthorized transfers of at least $25 on a monthly, quarterly, every alternate month, semi-annual or annual basis to charge the shareholder’s account held with a bank or other financial institution as indicated by the shareholder, to provide for systematic additions to the shareholder’s Fund account. A shareholder who has insufficient funds to complete the transfer will be charged a fee of up to $25 by a distributor or the transfer agent. The Systematic Investment Plan also authorizes a distributor to apply cash held in the shareholder’s brokerage account or redeem the shareholder’s shares of certain money market funds managed by the manager or its affiliates to make additions to the account. Additional information is available from a Fund or a Service Agent.

See “Buying Shares and Exchanging Shares” in the Prospectus for information on obtaining a reference number for wire orders, which will facilitate the handling of such orders and ensure prompt credit to the investor’s account. Funds transmitted by a wire system other than the Federal Reserve Wire System generally take one business day to be converted into federal funds. In those cases in which an investor pays for shares by a check drawn on a member bank of the Federal Reserve System, federal funds generally will become available on

106

the business day after the check is deposited. Checks drawn on banks which are not members of the Federal Reserve System or foreign banks may take substantially longer to be converted into federal funds.

Share certificates will no longer be issued. If you currently hold share certificates of a Fund, such certificates will continue to be honored.

Payment in Securities

In addition to cash, the Funds may accept securities as payment for Fund shares at the applicable net asset value. Generally, a Fund will only consider accepting securities to increase its holdings in a portfolio security, or if the manager determines that the offered securities are a suitable investment for the Fund and in a sufficient the amount for efficient management.

While no minimum has been established, it is expected that a Fund would not accept securities with a value of less than $100,000 per issue as payment for shares. A Fund may reject in whole or in part any or all offers to pay for purchases of Fund shares with securities, may require partial payment in cash for such purchases to provide funds for applicable sales charges, and may discontinue accepting securities as payment for Fund shares at any time without notice. A Fund will value accepted securities in the same manner as it values its portfolio securities in determining the Fund’s share price. A Fund will only accept securities which are delivered in proper form. For federal income tax purposes, a purchase of Fund shares with securities will be treated as a sale or exchange of such securities on which the investor will generally realize a taxable gain or loss. The processing of a purchase of Fund shares with securities involves certain delays while the Fund considers the suitability of such securities and while other requirements are satisfied. Investors should not send securities to a Fund except when authorized to do so and in accordance with specific instructions received from LMPFA.

Class A Shares

Volume Discounts. The schedule of sales charges on Class A shares described in the Prospectus applies to purchases made by any “purchaser,” which is defined to include the following: (a) an individual; (b) an individual, his or her spouse and their children under the age of 21 purchasing shares for his or her own account; (c) a pension, profit-sharing or other employee benefit plan qualified under Section 401(a) of the Code, and qualified employee benefit plans of employers who are “affiliated persons” of each other within the meaning of the 1940 Act; (d) tax-exempt organizations enumerated in Section 501(c)(3) or (13) of the Code; (e) any other organized group of persons, provided that the organization has been in existence for at least six months and was organized for a purpose other than the purchase of investment company securities at a discount; or (f) a trustee or other professional fiduciary (including a bank, or an investment adviser registered with the SEC under the Advisers Act) purchasing shares of a Fund for one or more trust estates or fiduciary accounts. Purchasers who wish to combine purchase orders to take advantage of volume discounts on Class A shares should call (800) 446-1013.

Group Purchases. A reduced sales charge is available to employees (and partners) of the same employer purchasing as a group. The sales charge applicable to purchases by each member of such a group will be determined by the table set forth in the Prospectus and will be based upon the aggregate sales of Class A shares to, and share holdings of, all members of the group. To be eligible for such reduced sales charges, all purchases must be pursuant to an employer or partnership-sanctioned plan meeting certain requirements. One such requirement is that the plan must be open to specified partners or employees of the employer and its subsidiaries, if any. Such plans include, but are not limited to, plans which provide for payroll deductions and retirement plans under Sections 401 or 408 of the Code. The distributors may also offer a reduced sales charge for aggregating related fiduciary accounts under such conditions that the distributor will realize economies of sales efforts and sales-related expenses. An individual who is a member of a qualified group may also purchase Class A shares of a Fund at the reduced sales charge applicable to the group as a whole. The sales charge is based upon the aggregate dollar value of Class A shares previously purchased and still owned by the group, plus the amount of the current purchase. A “qualified group” is one which: (a) has been in existence for more than six months;

107

(b) has a purpose other than acquiring Fund shares at a discount; and (c) satisfies uniform criteria which enable the distributors to realize economies of scale in its costs of distributing shares. A qualified group must have more than 10 members, must be available to arrange for group meetings between representatives of a Fund and the members, and must agree to include sales and other materials related to the Funds in its publications and mailings to members at no cost to the distributors. In order to obtain such reduced sales charge, the purchasers must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the reduced sales charge. Approval of group purchase reduced sales charge plans is subject to the discretion of the distributors.

Sales Charge Waivers and Reductions

The following Classes of shares are available for purchase. See the Prospectus for a discussion of who is eligible to purchase certain Classes and of factors to consider in selecting which Class of shares to purchase.

Class A Shares. Class A shares are sold to investors at the public offering price, which is the net asset value plus an initial sales charge, as described in a Fund’s Prospectus.

Members of the selling group may receive a portion of the sales charge as described in a Fund’s Prospectus and may be deemed to be underwriters of a Fund as defined in the 1933 Act. Sales charges are calculated based on the aggregate of purchases of Class A shares of a Fund made at one time by any “person,” which includes an individual and his or her spouse and children under the age of 21, or a trustee or other fiduciary of a single trust estate or single fiduciary account. For additional information regarding sales charge reductions, see “Sales Charge Waivers and Reductions” below.

Purchases of Class A shares of $1,000,000 or more will be made at net asset value without any initial sales charge, but will be subject to a contingent deferred sales charge of 1.00% on redemptions made within 12 months of purchase. The contingent deferred sales charge is waived in the same circumstances in which the contingent deferred sales charge applicable to Class B and C shares is waived. See “Contingent Deferred Sales Charge Provisions” and “Waivers of Contingent Deferred Sales Charge” below.

Class B and C Shares. Class B and C shares are sold without an initial sales charge but are subject to a contingent deferred sales charge payable upon certain redemptions. See “Contingent Deferred Sales Charge Provisions.”

Class O Shares. Class O shares are sold to eligible Class O shareholders with no initial sales charge and no contingent deferred sales charge upon redemption.

Class I Shares. Class I shares are sold at net asset value with no initial sales charge and no contingent deferred sales charge upon redemption.

Sales Charge Waivers and Reductions

Initial Sales Charge Waivers. Purchases of Class A shares may be made at net asset value without an initial sales charge in the following circumstances:

(a)	sales to (i) current and retired board members of Legg Mason, (ii) current and retired Board Members, (iii) current employees of Legg Mason and its subsidiaries, as well as (iv) by the “immediate families” of such persons (“immediate families” are such person’s spouse, including the surviving spouse of a deceased Board Member, and children under the age of 21) and (v) by a pension, profit-sharing or other benefit plan for the benefit of such persons;

(b)	sales to any employees of Service Agents having dealer, service or other selling agreements with a Fund’s distributors or otherwise having an arrangement with any such Service Agent with respect to

108

sales of Fund shares, and by the immediate families of such persons or by a pension, profit-sharing or other benefit plan for the benefit of such persons (providing the purchase is made for investment purposes and such securities will not be resold except through redemption or repurchase);

(c)	offers of Class A shares to any other investment company to effect the combination of such company with a Fund by merger, acquisition of assets or otherwise;

(d)	purchases by shareholders who have redeemed Class A shares in a Fund (or Class A shares of another Legg Mason Partners Fund that is offered with a sales charge) and who wish to reinvest their redemption proceeds in a Fund, provided the reinvestment is made within 60 calendar days of the redemption;

(e)	purchases by accounts managed by registered investment advisory subsidiaries of Citigroup;

(f)	purchases by certain separate accounts used to fund unregistered variable annuity contracts; and

(g)	purchases by investors participating in “wrap fee” or asset allocation programs or other fee-based arrangements sponsored by (affiliated and non-affiliated) broker/dealers and other financial institutions that have entered into agreements with CGMI or LMIS.

In order to obtain such discounts, the purchaser must provide sufficient information at the time of purchase to permit verification that the purchase qualifies for the elimination of the sales charge.

Accumulation Privilege. Please see the Funds’ Prospectus for information regarding accumulation privileges.

Letter of Intent. A Letter of intent helps you take advantage of breakpoints in Class A sales charges. You may purchase Class A shares of Legg Mason Partners Funds over a 13-month period and pay the same sales charge, if any, as if all shares had been purchased at once. For the Balanced Fund, you have a choice of seven Asset Level Goal amounts, as follows:

(1) $25,000	(5) $500,000
(2) $50,000	(6) $750,000
(3) $100,000	(7) $1,000,000
(4) $250,000

For the California Tax Free Bond Fund, National Tax Free Bond Fund, New York Tax Free Bond Fund and Strategic Bond Fund, you have a choice of five Asset Level Goal amounts, as follows:

(1) $100,000	(4) $750,000
(2) $250,000	(5) $1,000,000
(3) $500,000

Each time you make a Class A purchase under a Letter of Intent, you will be entitled to the sales charge that is applicable to the amount of your Asset Level Goal. For example, if your Asset Level Goal is $100,000, any Class A investments you make under a Letter of Intent would be subject to the sales charge of the specific fund you are investing in for purchases of $100,000. Sales charges and breakpoints vary among the Legg Mason Partners Funds.

When you enter into a Letter of Intent, you agree to purchase in Eligible Accounts over a thirteen (13) month period Eligible Fund Purchases in an amount equal to the Asset Level Goal you have selected, less any Eligible Prior Purchases. For this purpose, shares are valued at the public offering price (including any sales charge paid) calculated as of the date of purchase, plus any appreciation in the value of the shares as of the date of calculation, except for Eligible Prior Purchases, which are valued at current value as of the date of calculation. Your commitment will be met if at any time during the 13-month period the value, as so determined, of eligible

109

holdings is at least equal to your Asset Level Goal. All reinvested dividends and distributions on shares acquired under the Letter will be credited towards your Asset Level Goal. You may include any Eligible Fund Purchases towards the Letter, including shares of classes other than Class A shares. However, a Letter of Intent will not entitle you to a reduction in the sales charge payable on any shares other than Class A shares, and if the shares are subject to a contingent deferred sales charge, you will still be subject to that contingent deferred sales charge with respect to those shares. You must make reference to the Letter of Intent each time you make a purchase under the Letter.

Eligible Fund Purchases. Generally, any shares of a Legg Mason Partners Fund may be credited towards your Asset Level Goal. Shares of certain money market funds advised by the manager or its affiliates (except for money market fund shares acquired by exchange from other Legg Mason Partners Funds), Legg Mason Partners S&P 500 Index Fund and Class O shares of Legg Mason Partners Equity Fund, Inc. are not eligible.

This list may change from time to time. Investors should check with their Service Agent to see which funds may be eligible.

Eligible Accounts. Purchases may be made through any account in your name, or in the name of your spouse or your children under the age of 21. You may need to provide certain records, such as account statements, in order to verify your eligibility for reduced sales charges. Contact your Service Agent to see which accounts may be credited toward your Asset Level Goal.

Eligible Prior Purchases. You may also credit towards your Asset Level Goal any Eligible Fund Purchases made in Eligible Accounts at any time prior to entering into the Letter of Intent that have not been sold or redeemed, based on the current price of those shares as of the date of calculation.

Backdating Letter. You may establish a date for a Letter of Intent that is up to ninety (90) calendar days prior to the date you enter into the Letter. Any Eligible Fund Purchases in Eligible Accounts made during that period will count towards your Goal and will also be eligible for the lower sales charge applicable to your Asset Level Goal. You will be credited by way of additional shares at the current offering price for the difference between (a) the aggregate sales charges actually paid for those eligible shares and (b) the aggregate applicable sales charges for your Asset Level Goal.

Increasing the Amount of the Letter. You may at any time increase your Asset Level Goal. You must, however, contact your Service Agent, or if you purchase your shares directly through PFPC, contact PFPC prior to making any purchases in an amount in excess of your current Asset Level Goal. Upon such an increase, you will be credited by way of additional shares at the then current offering price for the difference between: (a) the aggregate sales charges actually paid for shares already purchased under the Letter and (b) the aggregate applicable sales charges for the increased Asset Level Goal. The 13-month period during which the Asset Level Goal must be achieved will remain unchanged.

Sales and Exchanges. Shares acquired pursuant to a Letter of Intent, other than Escrowed Shares as defined below, may be redeemed or exchanged at any time, although any shares that are redeemed prior to meeting your Asset Level Goal will no longer count towards meeting your Goal. However, complete liquidation of purchases made under a Letter of Intent prior to meeting the Asset Level Goal will result in the cancellation of the Letter. See “Failure to Meet Asset Level Goal” below. Exchanges in accordance with a Fund’s Prospectus are permitted, and shares so exchanged will continue to count towards your Asset Level Goal, as long as the exchange results in an Eligible Fund Purchase.

Cancellation of Letter. You may cancel a Letter of Intent by notifying your Service Agent in writing, or if you purchase your shares directly through PFPC, by notifying PFPC in writing. The Letter will be automatically cancelled if all shares are sold or redeemed as set forth above. See “Failure to Meet Asset Level Goal” below.

110

Escrowed Shares. Shares equal in value to five percent (5%) of your Asset Level Goal as of the date your Letter (or the date of any increase in the amount of the Letter) is accepted, will be held in escrow during the term of your Letter. The Escrowed Shares will be included in the total shares owned as reflected in your account statement and any dividends and capital gains distributions applicable to the Escrowed Shares will be credited to your account and counted towards your Asset Level Goal or paid in cash upon request. The Escrowed Shares will be released from escrow if all the terms of your Letter are met.

Failure to Meet Asset Level Goal. If the total assets under your Letter of Intent within its 13-month term are less than your Asset Level Goal or you elect to liquidate all of your holdings or cancel the Letter before reaching your Asset Level Goal, you will be liable for the difference between: (a) the sales charge actually paid and (b) the sales charge that would have applied if you had not entered into the Letter. You may, however, be entitled to any breakpoints that would have been available to you under the accumulation privilege. An appropriate number of shares in your account will be redeemed to realize the amount due. For these purposes, by entering into a Letter of Intent, you irrevocably appoint your Service Agent, or if you purchase your shares directly through PFPC, PFPC, as your attorney-in-fact for the purposes of holding the Escrowed Shares and surrendering shares in your account for redemption. If there are insufficient assets in your account, you will be liable for the difference. Any Escrowed Shares remaining after such redemption will be released to your account.

Contingent Deferred Sales Charge Provisions

“Contingent deferred sales charge shares” are: (a) Class B shares; (b) Class C shares; and (c) Class A shares that were purchased without an initial sales charge but are subject to a contingent deferred sales charge. A contingent deferred sales charge may be imposed on certain redemptions of these shares.

Any applicable contingent deferred sales charge will be assessed on the net asset value at the time of purchase or redemption, whichever is less.

Class A shares that are contingent deferred sales charge shares are subject to a 1.00% contingent deferred sales charge if redeemed within 12 months of purchase. In circumstances in which the contingent deferred sales charge is imposed on Class B shares, the amount of the charge will depend on the number of years since the shareholder made the purchase payment from which the amount is being redeemed, as further described in the Prospectus. Solely for purposes of determining the number of years since a purchase payment, all purchase payments made during a month will be aggregated and deemed to have been made on the last day of the preceding statement month.

As of November 20, 2006 Class B shares will convert automatically to Class A shares approximately eight years after the date on which they were purchased and thereafter will no longer be subject to any distribution fees. Class B shares purchased prior to November 20, 2006 will continue to be subject to the contingent deferred sales charge schedules in effect at the time the shares were purchased and will continue to convert automatically to Class A shares after approximately seven years. There will also be converted at that time such proportion of Class B dividend shares (Class B shares that were acquired through the reinvestment of dividends and distributions) owned by a shareholder as the total number of his or her Class B shares converting at the time bears to the total number of outstanding Class B shares (other than Class B dividend shares) owned by the shareholder. Class B shares of the New York Municipal Money Market Fund do not convert to Class A shares because they have the same annual expenses.

In determining the applicability of any contingent deferred sales charge, it will be assumed that a redemption is made first of shares representing capital appreciation, next of shares representing the reinvestment of dividends and capital gain distributions, next of shares that are not subject to the contingent deferred sales charge and finally of other shares held by the shareholder for the longest period of time. The length of time that contingent deferred sales charge shares acquired through an exchange have been held will be calculated from the date the shares exchanged were initially acquired in one of the other Legg Mason Partners mutual funds. For

111

federal income tax purposes, the amount of the contingent deferred sales charge will reduce the gain or increase the loss, as the case may be, on the amount realized on redemption. The Funds’ distributors receive contingent deferred sales charges in partial consideration for their expenses in selling shares.

Waivers of Contingent Deferred Sales Charge

The contingent deferred sales charge will be waived on: (a) exchanges (see “Exchange Privilege”); (b) automatic cash withdrawals in amounts equal to or less than 2.00% of the shareholder’s account balance at the time the withdrawals commence per month, up to a maximum of 12% in one year (see “Automatic Cash Withdrawal Plan”); (c) redemptions of shares within 12 months following the death or disability (as defined in the Code) of the shareholder; (d) mandatory post-retirement distributions from retirement plans or IRAs commencing on or after attainment of age 70 1/2 (except that shareholders who purchased shares subject to a contingent deferred sales charge prior to May 23, 2005, will be “grandfathered” and will be eligible to obtain the waiver at age 59 1/2 by demonstrating such eligibility at the time of redemption); (e) involuntary redemptions; (f) redemptions of shares to effect a combination of the Fund with any investment company by merger, acquisition of assets or otherwise; (g) tax-free returns of an excess contribution to any retirement plan; and (h) certain redemptions of shares of a Fund in connection with lump-sum or other distributions made by eligible retirement plans or redemption of shares by participants in certain “wrap fee” or asset allocation programs sponsored by broker/dealers and other financial institutions that have entered into agreements with a distributor or the manager.

As of November 20, 2006, the contingent deferred sales charge will be waived on new Class C shares purchased by retirement plan omnibus accounts held on the books of a Fund.

A shareholder who has redeemed shares from other Legg Mason Partners Funds may, under certain circumstances, reinvest all or part of the redemption proceeds within 60 days and receive pro rata credit for any contingent deferred sales charge imposed on the prior redemption.

Contingent deferred sales charge waivers will be granted subject to confirmation by a distributor or the transfer agent of the shareholder’s status or holdings, as the case may be.

Determination of Public Offering Price

For an example of the method of computing the offering price per share of each class of shares of the Funds, see the audited financial statements of the Funds for the fiscal year ended December 31, 2006, which are contained in the 2006 Annual Reports. The financial statements from the 2006 Annual Reports are incorporated by reference into this SAI.

ADDITIONAL REDEMPTION INFORMATION

Distributions in Kind. If the Board determines that it would be detrimental to the best interests of the remaining shareholders to make a redemption payment wholly in cash, a Fund (other than California Tax Free Bond Fund, National Tax Free Income Bond and New York Tax Free Bond Fund) may pay, in accordance with SEC rules, any portion of a redemption in excess of the lesser of $250,000 or 1.00% of a Fund’s net assets by a distribution in kind of Fund securities in lieu of cash. If a redemption is paid in portfolio securities, such securities will be valued in accordance with the procedures described under “Share Price” in the Fund’s Prospectus. Securities issued as a distribution in kind may incur brokerage commissions when shareholders subsequently sell those securities.

The right of redemption may be suspended or the date of payment postponed (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closings), (b) when trading in the markets the Funds normally utilizes is restricted, or an emergency exists, as determined by the SEC, so that

112

disposal of a Fund’s investments or determination of net asset value is not reasonably practicable or (c) for such other periods as the SEC by order may permit for protection of a Fund’s shareholders.

If the shares to be redeemed were issued in certificate form, the certificates must be endorsed for transfer (or be accompanied by an endorsed stock power) and must be submitted to PFPC together with the redemption request. Any signature appearing on a share certificate, stock power or written redemption request in excess of $50,000 must be guaranteed by an eligible guarantor institution such as a domestic bank, savings and loan institution, domestic credit union, member bank of the Federal Reserve System or member firm of a national securities exchange. Written redemption requests of $50,000 or less do not require a signature guarantee unless more than one such redemption request is made in any 10-day period. Redemption proceeds will be mailed to an investor’s address of record. The transfer agent may require additional supporting documents for redemptions made by corporations, executors, administrators, trustees or guardians. A redemption request will not be deemed properly received until the transfer agent receives all required documents in proper form.

If a shareholder holds shares in more than one Class, any request for redemption must specify the Class being redeemed. In the event of a failure to specify which Class, or if the investor owns fewer shares of the Class than specified, the redemption request will be delayed until the transfer agent receives further instructions. The redemption proceeds will be remitted on or before the seventh business day following receipt of proper tender, except on any days on which the NYSE is closed or as permitted under the 1940 Act, in extraordinary circumstances. Redemption proceeds for shares purchased by check, other than a certified or official bank check, will be remitted upon clearance of the check, which may take up to ten days. Each Service Agent is responsible for transmitting promptly orders for its customers.

The Service Agent may charge you a fee for executing your order. The amount and applicability of such a fee is determined and disclosed to its customers by each Service Agent.

The Funds no longer issues share certificates. Outstanding share certificates will continue to be honored. If you hold share certificates, it will take longer to exchange or redeem shares.

Additional Information Regarding Telephone Redemption and Exchange Program. Neither a Fund nor its agents will be liable for following instructions communicated by telephone that are reasonably believed to be genuine. A Fund and its agents will employ procedures designed to verify the identity of the caller and legitimacy of instructions (for example, a shareholder’s name and account number will be required and phone calls may be recorded). A Fund reserves the right to suspend, modify or discontinue the telephone redemption and exchange program or to impose a charge for this service at any time following at least seven (7) days’ prior notice to shareholders.

Automatic Cash Withdrawal Plan

An automatic cash withdrawal plan (the “Withdrawal Plan”) is available to shareholders as described in the Prospectus. To the extent withdrawals under the Withdrawal Plan exceed dividends, distributions and appreciation of a shareholder’s investment in a Fund, there will be a reduction in the value of the shareholder’s investment, and continued withdrawal payments may reduce the shareholder’s investment and ultimately exhaust it. Withdrawal payments should not be considered as income from investment in a Fund. Furthermore, as it generally would not be advantageous to a shareholder to make additional investments in the Funds at the same time he or she is participating in the Withdrawal Plan, purchases by such shareholder in amounts of less than $5,000 ordinarily will not be permitted. The Withdrawal Plan will be carried over on exchanges between Funds or classes of a Fund. All dividends and distributions on shares in the Withdrawal Plan are reinvested automatically at net asset value in additional shares of the Funds.

Shareholders who wish to participate in the Withdrawal Plan and who hold their shares in certificate form must deposit their share certificates with the transfer agent as agent for Withdrawal Plan members. For additional

113

information shareholders should contact their Service Agent. A shareholder who purchases shares directly through the transfer agent may continue to do so and applications for participation in the Withdrawal Plan must be received by the transfer agent no later than the eighth day of the month to be eligible for participation beginning with that month’s withdrawal.

ADDITIONAL INFORMATION CONCERNING TAXES

[To be updated by amendment]

The following discussion is a brief summary of certain additional tax considerations affecting a Fund and its shareholders. No attempt is made to present a detailed explanation of all federal, state, local and foreign tax concerns, and the discussions set forth here and in the Prospectus do not constitute tax advice. Investors are urged to consult their own tax advisers with specific questions relating to federal, state, local or foreign taxes.

Taxation of a Fund

Each Fund has elected to be treated, and intends to qualify each year, as a regulated investment company (a “RIC”) under Subchapter M of the Code. Qualification as a RIC requires, among other things, that a Fund:

(i)	derive in each taxable year at least 90% of its gross income from: (a) dividends, interest, payments with respect to certain securities loans, and gains from the sales or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gain from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or foreign currencies; and (b) net income derived from interests in certain publicly traded partnerships that are treated as partnerships for U.S. federal income tax purposes and that derive less than 90% of their gross income from the items described in (a) above (each a “Qualified Publicly Traded Partnership” (the “Income Requirement”)); and

(ii)	diversify its holdings so that, at the end of each quarter of each taxable year: (a) at least 50% of the value of the Fund’s total assets is represented by (I) cash and cash items, U.S. government securities, the securities of other regulated investment companies and (II) other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund’s total assets is invested in the securities (other than U.S. government securities and the securities of other regulated investment companies) of (I) any one issuer, (II) any two or more issuers that the Fund controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses or (III) any one or more Qualified Publicly Traded Partnerships.

As a RIC, a Fund will not be subject to federal income tax on its “net investment income” (i.e., its investment company taxable income, as that term is defined in the Code, determined without regard to the deduction for dividends paid) and “net capital gain” (the excess of the Fund’s net long-term capital gain over net short-term capital loss), if any, that it distributes in each taxable year to its shareholders, provided that it distributes at least 90% of the sum of its investment company taxable income for such taxable year and its net tax-exempt interest income for such taxable year. However, each Fund will be subject to federal corporate income tax (currently at a maximum rate of 35%) on any undistributed income other than tax-exempt income from municipal obligations and to alternative minimum tax (currently at a maximum rate of 20% for corporations such as the Funds) on alternative minimum taxable income. Each Fund expects to designate amounts retained as undistributed net capital gain in a notice to its shareholders who (i) will be required to include in income for United States federal income tax purposes, as long-term capital gain, their proportionate shares of the undistributed amount, (ii) will be entitled to credit their proportionate shares of the income tax paid by a Fund on the undistributed amount against their federal income tax liabilities and to claim refunds to the extent such credits exceed their liabilities and (iii) will be entitled to increase their tax basis, for federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in the shareholder’s income over the income tax credit.

114

If in any year a Fund should fail to qualify under Subchapter M for tax treatment as a RIC, or fail to satisfy the 90% distribution requirement, the Fund would incur regular corporate federal income tax upon its income for that year, and distributions to its shareholders would be taxable to shareholders as ordinary dividend income for federal income tax purposes to the extent of the Fund’s earnings and profits.

A Fund will be subject to a non-deductible 4% excise tax to the extent that a Fund does not distribute by the end of each calendar year the sum of: (a) 98% of its ordinary income for such calendar year; (b) 98% of its capital gain net income for the one-year period ending, as a general rule, on October 31 of such year; and (c) 100% of the undistributed income and gains from the preceding calendar years (if any) pursuant to the calculations in (a) and (b). For this purpose, any income or gain retained by a Fund that is subject to corporate income tax will be considered to have been distributed by year-end.

Funds investing in foreign securities or currencies may be required to pay withholding or other taxes to foreign governments on dividends and interest. The yield of a Fund’s investment in foreign securities or currencies will be reduced by these foreign taxes. Except as described below under the heading “Foreign Income Taxes” shareholders will not be able to claim a foreign tax credit or deduction for these foreign taxes.

Certain Funds may engage in hedging or derivatives transactions involving foreign currencies, forward contracts, options and futures contracts (including options, futures and forward contracts on foreign currencies)

and short sales. See “Additional Investment Activities and Risk Factors—Derivatives.” Such transactions will be subject to special provisions of the Code that, among other things, may affect the character of gains and losses realized by a Fund (that is, may affect whether gains or losses are ordinary or capital and, if capital, whether long-term or short-term), accelerate recognition of income of a Fund and defer recognition of certain of a Fund’s losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. In addition, these provisions (1) will require a Fund to “mark-to-market” certain types of positions in its portfolio each year (that is, treat them as if they were closed out) and (2) may cause a Fund to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirement for qualifying to be taxed as a RIC and to avoid both the corporate level tax and the 4% excise tax. Furthermore, certain Fund investments may produce income that will not qualify as good income for purposes of the Income Requirement. The same may be true of investments in passive foreign investment companies (each a “PFIC”) to the extent a Fund elects to mark such investments to market as described below. Each Fund intends to monitor its transactions, to make the appropriate tax elections and to make the appropriate entries in its books and records when it acquires any option, futures contract, forward contract or hedged investment in order to mitigate the effect of these rules.

A Fund may make investments that produce income that is not matched by a corresponding cash distribution to the Fund, such as investments in PIK bonds or in obligations, such as certain Brady Bonds or zero coupon securities, having original issue discount (i.e., an amount equal to the excess of the stated redemption price of the security at maturity over its issue price), or in obligations having market discount (i.e., an amount generally equal to the excess of the stated redemption price or revised issue price of the security over the basis of such security immediately after it was acquired) if the Fund elects to accrue market discount on a current basis. In addition, income may continue to accrue for federal income tax purposes with respect to a non-performing investment. Any such income would be treated as income earned by a Fund and therefore would be subject to the distribution requirements of the Code. Because such income may not be matched by a corresponding cash distribution to a Fund, such Fund may be required to borrow money or dispose of other securities to be able to make distributions to its shareholders. In addition, if an election is not made to currently accrue market discount with respect to a market discount bond, all or a portion of any deduction for any interest expense incurred to purchase or hold such bond may be deferred until such bond is sold or otherwise disposed of.

If a Fund purchases shares in a PFIC, the Fund may be subject to U.S. federal income tax on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on

115

the Fund in respect of deferred taxes arising from such distributions or gains. The Funds intend to limit their investments in PFICs as necessary to avoid such a tax. If a Fund were to invest in a PFIC and elected to treat the PFIC as a “qualified electing fund” (a “QEF”) under the Code, in lieu of the foregoing requirements, the Fund would be required to include in income each year a portion of the ordinary earnings and net capital gain of the qualified electing fund, even if not distributed to the Fund. Alternatively, a Fund can elect to mark-to-market at the end of each taxable year its shares in a PFIC; in this case, the Fund would recognize as ordinary income any increase in the value of such shares, and as ordinary loss any decrease in such value to the extent it did not exceed prior increases included in income. Under either election, a Fund might be required to recognize in a year income in excess of its distributions from PFICs and its proceeds from dispositions of PFIC stock during that year, and such income would nevertheless be subject to the 90% and excise tax distribution requirements.

With respect to a Fund that invests in real estate investment trusts (“REITs”), the Fund may invest in REITs that hold residual interests in real estate mortgage conduits (“REMICs”). Under Treasury regulations that have not yet been issued, but when issued may apply retroactively, a portion of the Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC (referred to in the Code as an “excess inclusion”) will be subject to U.S. federal income tax in all events. These regulations are also expected to provide that excess inclusion income of a RIC, such as a Fund, will be allocated to shareholders of the RIC in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on unrelated business income, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a foreign shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a ‘disqualified organization’ (as defined in the Code) is a record holder of a share in a RIC, then the RIC will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest U.S. federal income tax rate imposed on corporations.

Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Fund accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such income or receivables or pays such liabilities are generally treated as ordinary income or loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

At December 31, 2005, California Tax Free Bond Fund had net capital loss carry-forwards of $2,765,037, of which $2,053,541 expires on December 31, 2007 and $711,496 expires on December 31, 2008. At December 31, 2005, National Tax Free Bond Fund had net capital loss carry-forwards of $4,169,492, of which $738,200 expires on December 31, 2007 and $3,431,292 expires on December 31, 2008. At December 31, 2005, New York Tax Free Bond Fund had net capital loss carry-forwards of $4,157,208, of which $3,954,329 expires on December 31, 2008 and $202,879 expires on December 31, 2009. At December 31, 2005, Strategic Fund had net capital loss carry-forwards of $2,045,726 all of which expires on December 31, 2009.

Taxation of Shareholders

Shareholders receiving a distribution in the form of additional shares will be treated for federal income tax purposes as receiving a distribution in an amount equal to the amount of cash that would have been received had they elected to receive cash and will have a cost basis in each share received equal to such amount divided by the number of shares received. Shareholders will be notified annually as to the federal tax status of distributions.

116

Tax Treatment of Distributions. All dividends and distributions to shareholders of a Fund of investment company will be taxable income and net capital gain will be taxable to shareholders whether paid in cash or reinvested in additional shares. For federal income tax purposes, dividends from ordinary income, and any distributions from net short term capital gain are taxable to shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or additional shares. A portion of such dividends may qualify for the dividends received deduction available to corporations, however, and certain Funds may qualify to pay exempt-interest dividends as explained below. To the extent that ordinary dividends are derived from qualified dividend income of a Fund, such dividends will be treated as qualified dividend income, provided that they are so designated by the Fund and that the recipient shareholder satisfies certain holding period requirements. If more than 95% of a Fund’s gross income, calculated without taking into account long-term capital gains, consists of qualified dividend income, the Fund may designate all distributions of such income as qualified dividend income. Qualified dividend income generally is income derived from dividends from U.S. corporations (other than REITs) or from corporations that are either incorporated in a U.S. possession or eligible for benefits under qualifying U.S. tax treaties. Distributions from a foreign corporation that is not a “qualified foreign corporation” may nevertheless be treated as “qualified dividend income” if the applicable stock is readily tradable on an established U.S. securities market. “Passive foreign investment companies” will not be treated as “qualified foreign corporations” for these purposes.

Distributions of net capital gain designated by a Fund as “capital gain dividends” will be taxable to shareholders as long-term capital gain, whether paid in cash or additional shares, and regardless of how long the shares have been held by such shareholders. Such distributions will not be eligible for the dividends received deduction.

Distributions, if any, in excess of a Fund’s current and accumulated earnings and profits will be treated as a return of capital which is applied against and reduces the shareholder’s tax basis in his or her shares. Any excess will be treated as gain from the sale of his or her shares, in the manner discussed below under the heading “Redemption, Sale or Exchange of Fund Shares.”

Generally, shareholders will be taxable on dividends or distributions in the year of receipt. However, if a Fund declares a dividend in October, November or December to shareholders of record on a specified date in such a month which is actually paid during the following January, it will be deemed to have been received by the shareholders and paid by the Fund on December 31 of the year in which the dividend is declared. Not later than 60 days after the close of its taxable year, each Fund will provide its shareholders with a written notice designating the amount of any ordinary dividends, including the portion that may be treated as qualified dividend income, and the amount of any capital gain dividends paid by the Fund.

Dividends Received Deduction. It is expected that a portion of the dividends of investment company taxable income received by corporate shareholders from a Fund (other than the New York Municipal Money Market Fund, California Tax Free Bond Fund, National Tax Free Bond Fund and New York Tax Free Bond Fund) will qualify for the federal dividends received deduction generally available to corporations, but only to the extent of qualifying dividends received by the Fund from domestic corporations.

Redemption, Sale or Exchange of Fund Shares. The redemption, sale or exchange of Fund shares is a taxable event and may result in a gain or loss. Gain or loss, if any, recognized on the sale or other disposition of shares of a Fund will be taxed as capital gain or loss if the shares are capital assets in the shareholder’s hands. Generally, transactions in shares of the New York Municipal Money Market Fund are not expected to result in gains or losses, except to the extent that any sales charge is imposed on the redemption of certain shares acquired in an exchange from another Fund in which such a charge is applied. Generally, a shareholder’s gain or loss will be a long-term gain or loss if the shares have been held for more than one year. If a shareholder sells or otherwise disposes of shares of a Fund before holding them for more than six months, any loss on the sale or other disposition of such shares (i) shall be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares and (ii) to the extent not disallowed, shall be treated as a long-term

117

capital loss to the extent of any capital gain dividends received by the shareholder (or amounts credited to the shareholder as an undistributed capital gain) with respect to such shares. A loss realized on a sale, exchange or other disposition of shares generally will be disallowed if other substantially identical shares of the Fund are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the original shares are disposed of, such as pursuant to reinvestment of dividends in Fund shares. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss.

Foreign Income Taxes. A Fund may be subject to certain taxes, including without limitation, taxes imposed by foreign countries with respect to its income and capital gains. If eligible, a Fund may elect, for United States federal income tax purposes, to “pass through” foreign taxes to its shareholders.

For any year that a Fund makes such an election, each shareholder of the Fund will be required to include in its income an amount equal to his or her allocable share of such income taxes paid by the Fund to a foreign country’s government and shareholders of the Fund will be entitled, subject to certain limitations, to credit their portions of these amounts against their United States federal income tax due, if any, or to deduct their portions from their United States taxable income, if any. No deductions for foreign taxes paid by such Fund may be claimed, however, by non-corporate shareholders (including certain foreign shareholders described below) who do not itemize deductions. In addition, shareholders will not be able to claim a foreign tax credit with respect to taxes paid by the Fund unless certain holding period requirements are met. Shareholders that are exempt from tax under Section 501(a) of the Code, such as pension plans, generally will derive no benefit from this election.

Taxation of Foreign Shareholders. Taxation of a shareholder who, as to the United States, is a nonresident alien individual, foreign trust or estate, foreign corporation, or foreign partnership (“foreign shareholder”), depends on whether the income from a Fund is “effectively connected” with a U.S. trade or business carried on by such shareholder.

If the income from a Fund is not effectively connected with a U.S. trade or business carried on by a foreign shareholder, dividends paid to such foreign shareholder from investment company taxable income (including any portion thereof treated as qualified dividend income) will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the dividend. However, under the American Jobs Creation Act of 2004, a new exemption is created under which U.S. source withholding taxes are no longer imposed on dividends paid by RICs to the extent the dividends are designated as “interest-related dividends” or “short-term capital gain dividends.” Under this exception, interest-related dividends and short-term capital gain dividends generally represent distributions of interest or short-term capital gains that would not have been subject to U.S. withholding tax at the source if they had been received directly by a foreign person, and that satisfy certain other requirements. The exemption applies to dividends with respect to taxable years of RICs beginning after December 31, 2004 and before January 1, 2008. Such a foreign shareholder would generally be exempt from U.S. federal income tax on gains realized on the sale of shares of the Fund, exempt-interest dividends, capital gain dividends and amounts retained by the Fund that are designated as undistributed capital gains.

If the income from a Fund is effectively connected with a U.S. trade or business carried on by a foreign shareholder, then ordinary dividends (including any portion thereof treated as qualified dividend income), capital gain dividends, undistributed capital gains credited to such shareholder and any gains realized upon the sale of shares of the Fund will be subject to U.S. federal income tax at the rates applicable to U.S. citizens or domestic corporations. Foreign corporate shareholders may also be subject to the branch profits tax imposed by the Code.

The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein. Foreign shareholders are urged to consult their own tax advisers with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign taxes.

118

Reporting Requirements. Treasury regulations provide that if a shareholder recognizes a loss with respect to shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the Internal Revenue Service (“IRS”) a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in may cases excepted from this reporting requirement, but under current guidance, shareholders of a RIC are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all RICs. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisors to determine the applicability of these regulations in light of their individual circumstances.

Backup Withholding. Each Fund may be required to withhold federal income tax at the rate of 28% (“backup withholding”) from dividends (other than exempt-interest dividends) and, except in the case of the New York Municipal Money Market Fund, redemption proceeds paid to non-corporate shareholders including foreign shareholders. This tax may be withheld from dividends if (i) the payee fails to furnish the Fund with the payee’s correct taxpayer identification number (e.g., an individual’s social security number), (ii) the IRS or a broker notifies the Fund that the payee has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (iii) when required to do so, the payee fails to certify that he or she is not subject to backup withholding. Redemption proceeds may be subject to withholding under the circumstances described in (i) above. Backup withholding is not an additional tax, and any amounts withheld may be credited against the shareholder’s federal income tax liability, provided that the required information is timely furnished to the IRS. Backup withholding will not be applied to payments that already have been subjected to the 30% withholding tax described above under the heading “Taxation of Foreign Shareholders.”

The California Tax Free Bond Fund, National Tax Free Bond Fund, New York Municipal Money Market Fund and New York Tax Free Bond Fund (the “Tax Free Funds”)

Each of the Tax Free Funds intends to qualify to pay “exempt-interest dividends,” as that term is defined in the Code, by holding at the end of each quarter of its taxable year at least 50% of the value of its total assets in the form of obligations described in Section 103(a) of the Code. Each Tax Free Fund’s policy is to pay in each taxable year exempt-interest dividends equal to at least 90% of such Fund’s interest from tax-exempt obligations net of certain deductions. Except as discussed below, exempt-interest dividends will be exempt from regular federal income tax.

In addition, dividends from the New York Municipal Money Market Fund and New York Tax Free Bond Fund will not be subject to New York State and New York City personal income taxes to the extent that such distributions qualify as exempt-interest dividends and represent interest income attributable to federally tax-exempt obligations of the State of New York and its political subdivisions (as well as certain other federally tax-exempt obligations the interest on which is exempt from New York State and New York City personal income taxes). Dividends from the New York Municipal Money Market Fund and New York Tax Free Bond Fund, however, are not excluded in determining New York State or New York City franchise taxes on corporations and financial institutions, nor are they excluded from income for purposes of personal income taxes in states other than New York.

Likewise, dividends from the California Tax Free Bond Fund will not be subject to California State personal income taxes to the extent that such distributions qualify as exempt-interest dividends and represent interest income attributable to federally tax-exempt obligations of the State of California and its political subdivisions (as well as certain other federally tax-exempt obligations the interest on which is exempt from California State personal income taxes). Dividends from the California Tax Free Bond Fund, however, are not excluded in determining California State franchise taxes on corporations and financial institutions nor are they excluded from income for purposes of personal income taxes in states other than California.

119

Gain from a sale or redemption of shares of a Tax Free Fund that are held as capital assets will be taxable to the shareholders as capital gain even though the increase in value of such shares is attributable to tax-exempt income. Interest on indebtedness incurred or continued to purchase or carry shares of these Funds generally will not be deductible by shareholders of the Fund. A deduction for such interest may be disallowed for state income or franchise tax purposes, even where exempt-interest dividends are included in computing the tax.

All or a portion of the gain from the sale or redemption of tax-exempt obligations acquired after April 30, 1993 that is attributable to market discount will be treated as ordinary income rather than capital gain. This rule may increase the amount of ordinary income dividends received by shareholders of the Tax Free Funds.

In addition to municipal obligations, the Tax Free Funds may invest in certain municipal derivatives that may be subject to unresolved tax, legal, regulatory and accounting issues. Income from such securities may not qualify to be distributed as part of an exempt-interest dividend.

A portion of each Fund’s exempt-interest dividends may be subject to the alternative minimum tax for individuals. Interest on certain municipal obligations, such as bonds issued to make loans for housing purposes or to private entities (but not to certain tax-exempt organizations such as universities and non-profit hospitals) is included as an item of tax preference in determining the amount of a taxpayer’s alternative minimum taxable income. To the extent that a Tax Free Fund makes such an investment, a portion of the exempt-interest dividends paid, although otherwise exempt from federal income tax, will be taxable to shareholders to the extent that their tax liability will be determined under the alternative minimum tax. Each Tax Free Fund will annually supply shareholders with a report indicating the percentage of Fund income attributable to municipal obligations which may be subject to the alternative minimum tax. Additionally, taxpayers must disclose to the IRS on their tax returns the entire amount of tax-exempt interest (including exempt-interest dividends on shares of a Fund) received or accrued during the year. The Code may also require individual shareholders that receive exempt-interest dividends to treat as taxable income a portion of certain otherwise nontaxable social security and railroad retirement benefit payments.

In addition, for corporations, the alternative minimum taxable income is increased by a percentage of the amount by which an alternative measure of income (“adjusted current earnings,” referred to as “ACE”) exceeds the amount otherwise determined to be the alternative minimum taxable income. Interest on all municipal obligations, and therefore all exempt-interest dividends paid by the Tax Free Funds, is included in calculating ACE.

Taxpayers that may be subject to the alternative minimum tax should consult their tax advisers before investing in a Tax Free Fund.

Shares of a Tax Free Fund would not be a suitable investment for tax-exempt institutions and may not be a suitable investment for retirement plans qualified under Section 401 of the Code, H.R. 10 plans and IRAs, because such plans and accounts are generally tax-exempt or tax deferred and, therefore, would not gain any additional benefit from the receipt of exempt-interest dividends from the Fund. Moreover, subsequent distributions of such dividends to the beneficiaries will be taxable.

In addition, investment in a Tax Free Fund may not be appropriate for entities that are “substantial users” of facilities financed by private activity bonds or “related persons” thereof. A “substantial user” is defined under U.S. Treasury Regulations to include a non-exempt person who regularly uses a part of such facilities in his trade or business and (a) for whom such facility, or part thereof, is specifically constructed, reconstructed or acquired, (b) whose gross revenue derived with respect to the facilities financed by the issuance of bonds is more than 5% of the total revenue derived by all users of such facilities or (c) who occupies more than 5% of the entire usable area of such facilities. “Related persons” include certain related natural persons, affiliated corporations, partnerships and their partners and S Corporations and their shareholders. The foregoing is not a complete statement of all of the provisions of the Code covering the definitions of “substantial user” and “related person.” For additional information, investors should consult their tax advisers before investing in a Tax Free Fund.

120

All or a portion of the exempt-interest dividends received by certain foreign corporations may be subject to the federal branch profits tax. Likewise, all or a portion of the exempt-interest dividends may be taxable to certain Subchapter S Corporations that have Subchapter C earnings and profits and substantial passive investment income. In addition, exempt-interest dividends may reduce the deduction for loss reserves for certain insurance companies. Such corporations and insurance companies should consult their tax advisers before investing in a Tax Free Fund.

State and Local Tax Matters

Most states provide that a RIC may pass through (without restriction) to its shareholders state and local income tax exemptions available to direct owners of certain types of U.S. government securities (such as U.S. Treasury obligations). Thus, for residents of these states, distributions derived from a Fund’s investment in certain types of U.S. government securities should be free from state and local income taxes to the extent that the interest income from such investments would have been exempt from state and local income taxes if such securities had been held directly by the respective shareholders themselves. Certain states, however, do not allow a RIC to pass through to its shareholders the state and local income tax exemptions available to direct owners of certain types of U.S. government securities unless the RIC holds at least a required amount of U.S. government securities. Accordingly, for residents of these states, distributions derived from a Fund’s investment in certain types of U.S. government securities may not be entitled to the exemptions from state and local income taxes that would be available if the shareholders had purchased U.S. government securities directly. Shareholders’ dividends attributable to a Fund’s income from repurchase agreements generally are subject to state and local income taxes, although states and localities vary in their treatment of such income. The exemption from state and local income taxes does not preclude states from asserting other taxes on the ownership of U.S. government securities. To the extent that a Fund invests to a substantial degree in U.S. government securities which are subject to favorable state and local tax treatment, shareholders of such Fund will be notified as to the extent to which distributions from the Fund are attributable to interest on such securities.

SHAREHOLDER SERVICES

Exchange Privilege. The exchange privilege enables shareholders to acquire shares of the same class in a Fund with different investment objectives when they believe that a shift between Funds is an appropriate investment decision. This privilege is available to shareholders residing in any state in which the Fund shares being acquired may legally be sold. Prior to any exchange, the shareholder should obtain and review a copy of the current Prospectus of each Fund into which an exchange is being considered. Prospectuses may be obtained from a Service Agent.

Upon receipt of proper instructions and all necessary supporting documents, shares submitted for exchange are redeemed at the then-current net asset value, and the proceeds are immediately invested in shares of the Fund being acquired at that Fund’s then current net asset value. The distributors reserve the right to reject any exchange request. The exchange privilege may be modified or terminated at any time after written notice to shareholders.

Class A and I Exchanges. Class A and I shareholders of the Funds who wish to exchange all or a portion of their shares for shares of the respective class in another Fund may do so without imposition of any charge.

Class B Exchanges. Class B shares of the Funds may be exchanged for other Class B shares without a contingent deferred sales charge. Upon an exchange, the new Class B shares will be deemed to have been purchased on the same date as the Class B shares of the Fund that have been exchanged.

Class C Exchanges. Class C shares of the Funds may be exchanged for other Class C shares without a contingent deferred sales charge. Upon an exchange, the new Class C shares will be deemed to have been purchased on the same date as the Class C shares of the Funds that have been exchanged.

121

Class O Exchanges. Class O shares of the Funds may be exchanged for Class O shares of certain other funds.

Additional Information Regarding the Exchange Privilege. The Funds are not designed to provide investors with a means of speculation on short-term market movements. A pattern of frequent exchanges by investors can be disruptive to efficient portfolio management and, consequently, can be detrimental to the fund and its shareholders. See “Frequent Purchases and Redemptions of fund Shares” in the Prospectus.

During times of drastic economic or market conditions, a Fund may suspend the exchange privilege temporarily without notice and treat exchange requests based on their separate components—redemption orders with a simultaneous request to purchase the other Fund’s shares. In such a case, the redemption request would be processed at the fund’s next determined net asset value but the purchase order would be effective only at the net asset value next determined after the Fund being purchased formally accepts the order, which may result in the purchase being delayed.

Certain shareholders may be able to exchange shares by telephone. See each Fund’s Prospectus for additional information. Exchanges will be processed at the net asset value next determined. Redemption procedures discussed above are also applicable for exchanging shares, and exchanges will be made upon receipt of all supporting documents in proper form. If the account registration of the shares of the Fund being acquired is identical to the registration of the shares of the Fund exchanged, no signature guarantee is required.

This exchange privilege may be modified or terminated at any time, and is available only in those jurisdictions where such exchanges legally may be made. Before making any exchange, shareholders should contact the transfer agent or, if they hold Fund shares through a Service Agent, their Service Agent to obtain more information and Prospectuses of the Funds to be acquired through the exchange. An exchange is treated as a sale of the shares exchanged and could result in taxable gain or loss to the shareholder making the exchange.

Automatic Cash Withdrawal Plan. With respect to any Fund, an Automatic Cash Withdrawal Plan may be opened with an account having a minimum account value as described in the Prospectus. All dividends and distributions on the shares of a Fund held under the Automatic Withdrawal Plan are automatically reinvested at net asset value in full and fractional shares of the same class of such a Fund. Withdrawal payments are made by PFPC as agent, from the proceeds of the redemption of such number of shares as may be necessary to make each periodic payment. Over a period of time such redemptions may exhaust the share balance of an account held under an Automatic Withdrawal Plan. Use of an Automatic Withdrawal Plan cannot assure realization of investment objectives, including capital growth or protection against loss in declining markets. An Automatic Withdrawal Plan can be terminated at any time by the investor, a Fund or PFPC upon written notice.

The Automatic Withdrawal Plan will not be carried over on exchanges between Funds or classes. A new Automatic Withdrawal Plan application is required to establish the Automatic Withdrawal Plan in the new Fund or class. For additional information, shareholders should call (800) 446-1013.

Reinstatement Privilege. A shareholder may return any dividend, capital gain or redemption check to a Fund within 60 days of the transaction and have it reinvested at the applicable net asset value without incurring a sales charge. With regard to Class A shares, a shareholder may reinstate at net asset value any portion of shares which have been previously redeemed if the redemption occurred within 60 days of the request. With regard to Class B and Class C shares, if an investor redeems Class B or Class C shares and pays a contingent deferred sales charge upon redemption, and then uses those proceeds to purchase Class B or Class C shares of any Fund within 60 days, the Class B or Class C shares purchased will be credited with any contingent deferred sales charge paid in connection with the prior redemption. There are no restrictions on the number of times a shareholder may use this reinstatement privilege. The reinstatement privilege is not available to shareholders whose account has been closed because of failure to maintain minimum account balances.

122

Any gain recognized on a redemption or repurchase is taxable despite the reinstatement in the Fund. Any loss realized as a result of the redemption or repurchase may not be allowed for federal income tax purposes but may be applied, depending on the amount reinstated, to adjust the cost basis of the shares acquired upon reinstatement. In addition, if the shares redeemed or repurchased had been acquired within the 90 days preceding the redemption or repurchase, the amount of any gain or loss on the redemption or repurchase may have to be computed without regard to any sales charges incurred on the redeemed or repurchased shares (except to the extent those sales charges exceed the sales charges waived in connection with the reinstatement).

Self-Employed Retirement Plans. Certain Funds offer a prototype retirement plan for self-employed individuals. Under such plan, self-employed individuals may contribute out of earned income to purchase Fund shares.

Boston Safe Deposit and Trust Company (“Boston Safe”) has agreed to serve as custodian and furnish the services provided for in the plan and the related custody agreement. Boston Safe will charge individuals adopting a self-employed retirement plan an application fee as well as certain additional fees for its services under the custody agreement.

For information required for adopting a self employed retirement plan, including information on fees, obtain the form of the plan and custody agreement available from a Fund. Because application of particular tax provisions will vary depending on each individual’s situation, consultation with a financial adviser regarding a self employed retirement plan is recommended.

Individual Retirement Accounts. Certain Funds offer a prototype individual retirement account (“IRA”), which has been approved as to form by the IRS. Contributions to an IRA made available by a Fund may be invested in shares of such Fund and/or certain other mutual funds managed by LMPFA.

Boston Safe has agreed to serve as custodian of the IRAs and furnish the services provided for in the custody agreement. Boston Safe will charge each IRA an application fee as well as certain additional fees for its services under the custody agreement. In accordance with IRS regulations, an individual may revoke an IRA within seven calendar days after it is established.

Contributions in excess of allowable limits, premature distributions to an individual who is not disabled before age 59 1/2 or insufficient distributions after age 70 1/2 will generally result in substantial adverse tax consequences.

Investors may obtain information required for adopting an IRA, including information fees, the form of custody agreement and related materials, including disclosure materials, by calling (800) 446-1013. Consultation with a financial adviser regarding an IRA is recommended.

ACCOUNT SERVICES

Shareholders of each Fund are kept informed through annual and semi-annual reports showing current investments and other financial data for such Fund. Annual reports include audited financial statements. Shareholders of each Fund will receive a Statement of Account following each share transaction, except for shareholders of the New York Municipal Money Market Fund, who will receive a Statement of Account at least monthly showing transactions in the account, the total number of shares owned, and any dividends or distributions paid. Shareholders can write or call a Fund at the address and telephone number on the first page of this SAI with any questions relating to their investment in shares of such Fund.

123

THE TRUSTS

Balanced Fund

The Equity Trust was organized on October 17, 1991 under the laws of the Commonwealth of Massachusetts and is a business entity commonly known as a “Massachusetts business trust.” The Trust offers shares of beneficial interest of [            ] separate funds with a par value of $.001 per share. The fund offers shares of beneficial interest currently classified into four Classes—A, B, C and I. Each Class of the fund represents an identical interest in the fund’s investment portfolio. As a result, the Classes have the same rights, privileges and preferences, except with respect to: (a) the designation of each Class; (b) the effect of the respective sales charges, if any, for each Class; (c) the distribution and/or service fees borne by each Class pursuant to the Distribution Plan; (d) the expenses allocable exclusively to each Class; (e) voting rights on matters exclusively affecting a single Class; (f) the exchange privilege of each Class; and (g) the conversion feature of the Class B shares. The Board does not anticipate that there will be any conflicts among the interests of the holders of the different Classes. The trustees, on an ongoing basis, will consider whether any such conflict exists and, if so, take appropriate action.

Under Massachusetts’s law, shareholders could, under certain circumstances, be held personally liable for the obligations of the fund. The Master Trust Agreement disclaims shareholder liability for acts or obligations of the fund, however, and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the fund or a trustee. The Master Trust Agreement provides for indemnification from fund property for all losses and expenses of any shareholder held personally liable for the obligations of the fund. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the fund itself would be unable to meet its obligations, a possibility which management of the fund believes is remote. Upon payment of any liability incurred by the fund, a shareholder paying such liability will be entitled to reimbursement from the general assets of the fund. The trustees intend to conduct the operation of the fund in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the fund.

The Master Trust Agreement of the fund permits the trustees of the fund to issue an unlimited number of full and fractional shares of a single class and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the fund. Each share in the fund represents an equal proportional interest in the fund with each other share. Shareholders of the fund are entitled upon its liquidation to share pro rata in its net assets available for distribution. No shareholder of the fund has any preemptive or conversion rights. Shares of the fund are fully paid and non-assessable.

Pursuant to the Master Trust Agreement, the Trust’s trustees may authorize the creation of additional series of shares (the proceeds of which would be invested in separate, independently managed portfolios) and additional classes of shares within any series (which would be used to distinguish among the rights of different categories of shareholders, as might be required by future regulations or other unforeseen circumstances).

The Trust does not hold annual shareholder meetings. There normally will be no meetings of shareholders for the purpose of electing trustees unless and until such time as less than a majority of the trustees holding office have been elected by shareholders, at which time the trustees then in office will call a shareholders’ meeting for the election of trustees. Shareholders of record of no less than two-thirds of the outstanding shares of the Trust may remove a trustee through a declaration in writing or by vote cast in person or by proxy at a meeting called for that purpose.

When matters are submitted for shareholder vote, shareholders of each Class will have one vote for each full share owned and a proportionate, fractional vote for any fractional share held of that Class. Generally, shares of the fund will be voted on a fund-wide basis on all matters except matters affecting only the interests of one Class, in which case only shares of the affected Class would be entitled to vote.

124

The Trust was organized as an unincorporated Massachusetts business trust on October 17, 1991 under the name Shearson Lehman Brothers Intermediate-Term Trust. On August 16, 1995, the Trust’s name was changed to Smith Barney Investment Trust. On April 7, 2006, the Trust’s name was changed to Legg Mason Partners Investment Trust.

California Tax Free Bond Fund, National Tax Free Bond Fund, New York Tax Free Bond Fund and Strategic Bond Fund

The Fixed Income Trust was organized as an unincorporated business trust under the laws of the Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated March 12, 1985, as amended from time to time. On November 5, 1992 the Trust filed an Amended and Restated Master Trust Agreement (the “trust agreement”). The Trust commenced business as an investment company on September 16, 1985, under the name Shearson Lehman Special Portfolios. On February 21, 1986, December 6, 1988, August 27, 1990, November 5, 1992, July 30, 1993 and October 14, 1994, the Trust changed its name to Shearson Lehman Special Income Portfolios, SLH Income Portfolios, Shearson Lehman Brothers Income Portfolios, Shearson Lehman Brothers Income Funds, Smith Barney Shearson Income Funds and Smith Barney Income Funds, respectively. On April 7, 2006, the Trust changed its name to Legg Mason Partners Income Funds.

Each series of the Trust is registered with the SEC as an open-end management investment company.

In the interest of economy and convenience, certificates representing shares in the Trust are not physically issued. The transfer agent maintains a record of each shareholder’s ownership of Trust shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares of the Trust voting for the election of Trustees can elect all of the Trustees. Shares are transferable but have no preemptive or subscription rights. Shareholders generally vote by fund, except with respect to the election of Trustees and the selection of independent public accountants.

Massachusetts law provides that, under certain circumstances, shareholders could be held personally liable for the obligations of the Trust. However, the trust agreement disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The trust agreement provides for indemnification from the Trust’s property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust’s management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in such a way so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

The Trustees have the power to alter the number and the terms of office of the Trustees, and they may at any time lengthen their own terms, make their terms of unlimited duration (subject to certain removal procedures) and appoint their own successors, provided that in accordance with the 1940 Act at any time at least a majority, but in most instances at least two-thirds, of the Trustees have been elected by the shareholders of the Trust.

The classes of shares of a fund represent interests in the assets of that fund and have identical voting, dividend, liquidation and other rights on the same terms and conditions, except that each class of shares has exclusive voting rights with respect to the fund’s Rule 12b-1 distribution plan pertaining to a particular class. A change in a fundamental investment policy for a fund would be voted upon only by shareholders of that fund. Approval of each fund’s advisory agreement is a matter to be determined separately by that fund. Approval of a proposal by the shareholders of one fund is effective as to that fund whether or not enough votes are received from the shareholders of the other funds to approve the proposal as to those funds (unless the proposal must be approved by the shareholders of all funds voting together).

125

New York Municipal Money Market Fund

The Fund is a series of the Money Market Trust and is governed by a Declaration of Trust. The Trust’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (par value $0.00001 per share) of each series and to divide or combine the shares of any series into a greater or lesser number of shares of that series without thereby changing the proportionate beneficial interests in that series and to divide such shares into classes. The Trust has reserved the right to create and issue additional series and classes of shares or to classify or reclassify outstanding shares. Each share of each class represents an equal proportionate interest in a Fund with each other share of that class. The Trust also reserves the right, subject to the 1940 Act, to modify the preferences, voting powers, rights and privileges of shares of each class without shareholder approval. Shares of each series of the Trust participate equally in the earnings, dividends and distribution of net assets of the particular series upon liquidation or dissolution (except for any differences among classes of shares of a series). Shareholders of all Funds of the Trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular Funds or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by Fund or class.

Subject to applicable law, a Fund may involuntarily redeem shareholder’s shares at any time for any reason the Trustees deem appropriate, including for the following reasons: (i) in order to eliminate small accounts for administrative efficiencies and cost savings, (ii) the failure of a shareholder to supply a tax identification number or other information, if required to do so, (iii) to protect the tax status of a Fund if necessary, (iv) failure of a shareholder to meet or maintain the qualifications for ownership of a particular class of shares; (v) the failure of a shareholder to pay when due for the purchase of shares and (vi) to eliminate ownership of shares by a particular shareholder when the Trustees determine that the particular shareholder’s ownership is not in the best interests of the other shareholders of a Fund.

The holders of shares are required to disclose information on direct or indirect ownership of Fund shares as may be required to comply with various laws applicable to a Fund, and ownership of Fund shares may be disclosed by the Fund if so required by law or regulation.

Each shareholder of a Fund is entitled to one vote for each dollar of net asset value (number of shares of the Fund owned times net asset value per share) of the Fund, on each matter on which the shareholder is entitled to vote. Each fractional dollar amount is entitled to a proportionate fractional vote. Except when a larger vote is required by applicable law, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and a plurality of the voting power of the shares voted in person or by proxy will elect a Trustee. Shareholders do not have cumulative voting rights. The Funds are not required to hold and have no present intention of holding annual meetings of shareholders but will hold special shareholder meetings when in the judgment of the Trustees it is necessary or desirable to submit matters for a shareholder vote. Shareholders have, under certain circumstances (e.g., upon the application and submission of certain specified documents to the Trustees by a specified number of shareholders), the right to communicate with other shareholders in connection with requesting a meeting of shareholders for the purpose of removing one or more Trustees. Except in limited circumstances, the Trustees may, without any shareholder vote, amend or otherwise supplement the Trust’s Declaration of Trust.

The Trust’s Declaration of Trust provides that, at any meeting of shareholders, a Service Agent may vote any shares of which it is the holder of record, and for which it does not receive voting instructions, proportionately in accordance with the votes cast by holders of all shares otherwise represented at the meeting in person or by proxy as to which such Service Agent is the agent at record. Shares have no preference, preemptive, conversion or similar rights. Shares, when issued, are fully paid and non-assessable, except as set forth below.

With respect to Funds in a master/feeder structure, the master fund (called a portfolio) in which a Fund invests is a New York trust and is also governed by a Declaration of Trust similar to the Fund’s Declaration of Trust. Whenever a vote is submitted to the portfolio’s investors, a Fund will generally call a meeting of its own shareholders. To the extent it does not receive instructions from its shareholders, a Fund will vote its shares in the

126

Portfolio in the same proportion as the vote of shareholders who do give voting instructions. Alternatively, without seeking instructions from its shareholders, a Fund could vote its shares in the portfolio in proportion to the vote of all the other investors in the portfolio.

The Trust, or any series or class, may merge or consolidate with or may sell, lease or exchange all or substantially all of its assets to another operating entity if authorized at any meeting of shareholders representing a majority of the voting power of the Trust voting as a single class or of the affected series or class, or by written consent, without a meeting, of the holders of shares representing a majority of the voting power of the outstanding shares of the Trust voting as a single class, or of the affected series or class. The Trust or any series or class may reincorporate or reorganize (but not with another operating entity) without any shareholder vote. The Trust may be terminated at any time by a vote of a majority of the voting power of the Trust or by the Trustees by written notice to the shareholders. Any series, or any class of any series, may be terminated at any time by a vote of a majority of the outstanding voting power of that series or class, or by the Trustees by written notice to the shareholders of that series or class. If not so terminated, the Trust will continue indefinitely.

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of such a business trust may, under certain circumstances, be held personally liable as partners for its obligations and liabilities. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust of the Trust also provides that the Trust may maintain appropriate insurance (e.g., fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, Trustees Emeritus, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Trust’s Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust of the Trust protects a Trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office.

The Trust’s Declaration of Trust provides that shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor or the amount of such compensation.

The Trust’s Declaration of Trust provides that by becoming a shareholder of a Fund, each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Declaration.

Each Portfolio is organized as a trust under the laws of the State of New York. Each Portfolio’s Declaration of Trust provides that investors in the Portfolio (e.g., other investment companies (including the Fund), insurance company separate accounts and common and commingled trust funds) are each liable for all obligations of the Portfolio. However, the risk of a Fund incurring financial loss on account of such liability is limited to circumstances in which both inadequate insurance existed and a Portfolio itself was unable to meet its obligations. It is not expected that the liabilities of a Portfolio would ever exceed its assets.

With respect to Funds in a master/feeder structure, a Fund may add to or reduce its investment in the Portfolio on each business day. At 4:00 p.m., Eastern time, for Liquid Reserves Portfolio, 2:00 p.m., Eastern time, for U.S. Treasury Reserves Portfolio and 12:00 noon, Eastern time, for Tax Free Reserves Portfolio, on each such business day, the value of each investor’s interest in the Portfolio is determined by multiplying the net asset value of the Portfolio by the percentage representing that investor’s share of the aggregate beneficial

127

interests in the Portfolio effective for that day. Any additions or withdrawals, which are to be effected on that day, are then effected. The investor’s percentage of the aggregate beneficial interests in the Portfolio is then recomputed as the percentage equal to the fraction (i) the numerator of which is the value of such investor’s investment in the Portfolio as of 4:00 p.m. Eastern time, for Liquid Reserves Portfolio, 2:00 p.m., Eastern time, for U.S. Treasury Reserves Portfolio and 12:00 noon, Eastern time, for Tax Free Reserves Portfolio, on such day plus or minus, as the case may be, the amount of any additions to or withdrawals from the investor’s investment in the Portfolio effected on such day, and (ii) the denominator of which is the aggregate net asset value of the Portfolio as of 4:00 p.m., Eastern time, for Liquid Reserves Portfolio, 2:00 p.m., Eastern time, for U.S. Treasury Reserves Portfolio and 12:00 noon, Eastern time, for Tax Free Reserves Portfolio, on such day plus or minus, as the case may be, the amount of the net additions to or withdrawals from the aggregate investments in the Portfolio by all investors in the Portfolio. The percentage so determined is then applied to determine the value of the investor’s interest in the Portfolio as of 4:00 p.m., Eastern time, for Liquid Reserves Portfolio, 2:00 p.m., Eastern time, for U.S. Treasury Reserves Portfolio and 12:00 noon, Eastern time, for Tax Free Reserves Portfolio, on the following business day of the Portfolio.

CUSTODIAN AND TRANSFER AGENT

State Street Bank and Trust Company (“State Street”), One Lincoln Street, Boston, Massachusetts 02111, serves as the custodian of the Funds. State Street, among other things, maintains a custody account or accounts in the name of each Fund; receives and delivers all assets for the Funds upon purchase and upon sale or maturity; collects and receives all income and other payments and distributions on account of the assets of the Funds; and makes disbursements on behalf of the Funds. State Street neither determines the Funds’ investment policies, nor decides which securities each Fund will buy or sell. For its services, State Street receives a monthly fee based upon the daily average market value of securities held in custody and also receives securities transaction charges, including out-of-pocket expenses. The Funds may also periodically enter into arrangements with other qualified custodians with respect to certain types of securities or other transactions such as repurchase agreements or derivatives transactions. State Street also acts as the Fund’s securities lending agent and receives a share of the income generated by such activities.

PFPC Inc. (“PFPC” or “transfer agent”), located at P.O. Box 9699, Providence, Rhode Island 02940-9699, serves as the Funds’ transfer agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for the Funds, handles certain communications between shareholders and the Funds and distributes dividends and distributions payable by the Funds. For these services, the transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for the Funds during the month, and is reimbursed for out-of-pocket expenses.

ADDITIONAL INFORMATION

Legal Matters

Beginning in June 2004, class action lawsuits alleging violations of the federal securities laws were filed against Citigroup Global Markets Inc. (“CGMI”) and a number of its then affiliates, including Smith Barney Fund Management LLC (“SBFM”) and Salomon Brothers Asset Management Inc (“SaBAM”), which were then investment adviser or manager to certain of the funds (the “Managers”), substantially all of the mutual funds then managed by the Managers (the “Defendant Funds”), and Board Members of the Defendant Funds (collectively, the “Defendants”). The complaints alleged, among other things, that CGMI created various undisclosed incentives for its brokers to sell Smith Barney and Salomon Brothers funds. In addition, according to the complaints, the Managers caused the Defendant Funds to pay excessive brokerage commissions to CGMI for steering clients towards proprietary funds. The complaints also alleged that the defendants breached their fiduciary duty to the Defendant Funds by improperly charging Rule 12b-1 fees and by drawing on fund assets to make undisclosed payments of soft dollars and excessive brokerage commissions. The complaints also alleged

128

that the Defendant Funds failed to adequately disclose certain of the allegedly wrongful conduct. The complaints sought injunctive relief and compensatory and punitive damages, rescission of the Defendant Funds’ contracts with the Managers, recovery of all fees paid to the Managers pursuant to such contracts and an award of attorneys’ fees and litigation expenses.

On December 15, 2004, a consolidated amended complaint (the “Complaint”) was filed alleging substantially similar causes of action. On May 27, 2005, all of the Defendants filed motions to dismiss the Complaint. On July 26, 2006, the court issued a decision and order (1) finding that plaintiffs lacked standing to sue on behalf of the shareholders of the Defendant Funds in which none of the plaintiffs had invested, including Salomon Brothers Balanced Fund, Salomon Brothers California Tax Free Bond Fund, Salomon Brothers National Tax Free Bond Fund, Salomon Brothers New York Tax Free Bond Fund and Salomon Brothers Strategic Bond Fund, and dismissing those Defendant Funds from the case (although stating that they could be brought back into the case if standing as to them could be established), and (2) other than one stayed claim, dismissing all of the causes of action against the remaining Defendants, with prejudice, except for the cause of action under Section 36(b) of the 1940 Act, which the court granted plaintiffs leave to replead as a derivative claim.

On October 16, 2006, plaintiffs filed their Second Consolidated Amended Complaint (“Second Amended Complaint”) which alleges derivative claims on behalf of nine funds identified in the Second Amended Complaint, under Section 36(b) of the 1940 Act, against Citigroup Asset Management, SaBAM, SBFM and CGMI as investment advisers to the identified funds, as well as CGMI as a distributor for the identified funds (collectively, the “Second Amended Complaint Defendants”). The Funds were not identified in the Second Amended Complaint. The Second Amended Complaint alleges no claims against any of the Funds or any of their Board Members. Under Section 36(b), the Second Amended Complaint alleges similar facts and seeks similar relief against the Second Amended Complaint Defendants as the Complaint.

Additional lawsuits arising out of these circumstances and presenting similar allegations and requests for relief may be filed in the future.

***

On May 31, 2005, the Securities and Exchange Commission (the “SEC”) issued an order in connection with the settlement of an administrative proceeding against SBFM, the then-investment adviser or manager to the funds and CGMI, relating to the appointment of an affiliated transfer agent for the Smith Barney family of mutual funds, including the fund (the “Affected Funds”).

The SEC order finds that SBFM and CGMI willfully violated Section 206(1) of the Investment Advisers Act of 1940, as amended, and the rules promulgated thereunder (the “Advisers Act”). Specifically, the order found that SBFM and CGMI knowingly or recklessly failed to disclose to the boards of the Affected Funds in 1999 when proposing a new transfer agent arrangement with an affiliated transfer agent that: First Data Investors Services Group (“First Data”), the Affected Funds’ then-existing transfer agent, had offered to continue as transfer agent and do the same work for substantially less money than before; and that Citigroup Asset Management (“CAM”), the Citigroup business unit that, at the time, included the Affected Funds’ investment manager and other investment advisory companies, had entered into a side letter with First Data under which CAM agreed to recommend the appointment of First Data as sub-transfer agent to the affiliated transfer agent in exchange for, among other things, a guarantee by First Data of specified amounts of asset management and investment banking fees to CAM and CGMI. The order also found that SBFM and CGMI willfully violated Section 206(2) of the Advisers Act by virtue of the omissions discussed above and other misrepresentations and omissions in the materials provided to the Affected Funds’ boards, including the failure to make clear that the affiliated transfer agent would earn a high profit for performing limited functions while First Data continued to perform almost all of the transfer agent functions, and the suggestion that the proposed arrangement was in the Affected Funds’ best interests and that no viable alternatives existed. SBFM and CGMI do not admit or deny any wrongdoing or liability. The settlement does not establish wrongdoing or liability for purposes of any other proceeding.

129

The SEC censured SBFM and CGMI and ordered them to cease and desist from violations of Sections 206(1) and 206(2) of the Advisers Act. The order required Citigroup to pay $208.1 million, including $109 million in disgorgement of profits, $19.1 million in interest, and a civil money penalty of $80 million. Approximately $24.4 million has already been paid to the Affected Funds, primarily through fee waivers. The remaining $183.7 million, including the penalty, has been paid to the U.S. Treasury and will be distributed pursuant to a plan submitted for the approval of the SEC. At this time, there is no certainty as to how the above-described proceeds of the settlement will be distributed, to whom such distributions will be made, the methodology by which such distributions will be allocated, and when such distributions will be made. The order also required that transfer agency fees received from the Affected Funds since December 1, 2004, less certain expenses, be placed in escrow and provided that a portion of such fees might be subsequently distributed in accordance with the terms of the order. On April 3, 2006, an aggregate amount of approximately $9 million held in escrow was distributed to the Affected Funds.

The order required SBFM to recommend a new transfer agent contract to the Fund boards within 180 days of the entry of the order; if a Citigroup affiliate submitted a proposal to serve as transfer agent or sub-transfer agent, SBFM and CGMI would have been required, at their expense, to engage an independent monitor to oversee a competitive bidding process. On November 21, 2005, and within the specified timeframe, the Affected Funds’ Boards selected a new transfer agent for the Affected Fund. No Citigroup affiliate submitted a proposal to serve as transfer agent. Under the order, SBFM also must comply with an amended version of a vendor policy that Citigroup instituted in August 2004.

Although there can be no assurance, the manager does not believe that this matter will have a material adverse effect on the Affected Funds.

On December 1, 2005, Citigroup completed the sale of substantially all of its global asset management business, including SBFM, to Legg Mason.

***

Beginning in August 2005, five class action lawsuits alleging violations of federal securities laws and state law were filed against CGMI and SBFM (collectively, the “Defendants”) based on the May 31, 2005 settlement order issued against the Defendants by the SEC as described in above. The complaints seek injunctive relief and compensatory and punitive damages, removal of SBFM as the investment manager for the Smith Barney family of funds, rescission of the Funds’ management and other contracts with SBFM, recovery of all fees paid to SBFM pursuant to such contracts, and an award of attorneys’ fees and litigation expenses.

On October 5, 2005, a motion to consolidate the five actions and any subsequently filed, related action was filed. That motion contemplates that a consolidated amended complaint alleging substantially similar causes of action will be filed in the future.

As of the date of this report, the Fund’s investment manager believes that resolution of the pending lawsuit will not have a material effect on the financial position or results of operations of the Fund or the ability of the Fund’s investment manager and its affiliates to continue to render services to the Funds under their respective contracts.

***

On September 16, 2005, the staff of the SEC informed SBFM and ClearBridge Asset Management Inc (formerly SaBAM) at the staff is considering recommending that the SEC institute administrative proceedings against SBFM and ClearBridge Asset Management Inc for alleged violations of Section 19(a) and 34(b) of the Investment Company Act (and related Rule 19a-1). The notification is a result of an industry wide inspection by the SEC and is based upon alleged deficiencies in disclosures regarding dividends and distributions paid to

130

shareholders of certain funds. Section 19(a) and related Rule 19a-1 of the Investment Company Act generally require funds that are making dividend and distribution payments to provide shareholders with a written statement disclosing the source of the dividends and distributions, and, in particular, the portion of the payments made from each of net investment income, undistributed net profits and/or paid-in capital. In connection with the contemplated proceedings, the staff may seek a cease and desist order and/or monetary damages from SBFM or ClearBridge Asset Management Inc.

Although there can be no assurance, the fund’s manager believes that this matter is not likely to have a material adverse effect on the fund.

***

On or about May 30, 2006, John Halebian, a purported shareholder of Citi New York Tax Free Reserves, a series of CitiFunds Trust III (the “Subject Trust”), filed a complaint in the United States District Court for the Southern District of New York against the then independent trustees of the Subject Trust (Elliott J. Berv, Donald M. Carlton, A. Benton Cocanougher, Mark T. Finn, Stephen Randolph Gross, Diana R. Harrington, Susan B. Kerley, Alan G. Merten and R. Richardson Pettit).

The Subject Trust is also named in the complaint as a nominal defendant.

The complaint alleges both derivative claims on behalf of the Subject Trust and class claims on behalf of a putative class of shareholders of the Subject Trust in connection with the 2005 sale of Citigroup’s asset management business to Legg Mason and the related approval of new investment advisory agreements by the trustees and shareholders. In the derivative claim, the plaintiff alleges, among other things, that the independent trustees breached their fiduciary duty to the Subject Trust and its shareholders by failing to negotiate lower fees or seek competing bids from other qualified investment advisers in connection with Citigroup’s sale to Legg Mason. In the claims brought on behalf of the putative class of shareholders, the plaintiff alleges that the independent trustees violated the proxy solicitation requirements of the 1940 Act, and breached their fiduciary duty to shareholders, by virtue of the voting procedures, including “echo voting,” used to obtain approval of the new investment advisory agreements and statements made in a proxy statement regarding those voting procedures. The plaintiff alleges that the proxy statement was misleading because it failed to disclose that the voting procedures violated the 1940 Act. The relief sought includes an award of damages, rescission of the advisory agreement, and an award of costs and attorney fees.

In advance of filing the complaint, Mr. Halebian’s lawyers made written demand for relief on the Board of the Subject Trust, and the Board’s independent trustees formed a demand review committee to investigate the matters raised in the demand, and subsequently in the complaint, and recommend a course of action to the Board. The committee, after a thorough review, determined that the independent trustees did not breach their fiduciary duties as alleged by Mr. Halebian, and that the action demanded by Mr. Halebian would not be in the best interests of the Subject Trust. The Board of the Subject Trust (the trustee who is an “interested person” of the Subject Trust, within the meaning of the 1940 Act, having recused himself from the matter), after receiving and considering the committee’s report and based upon the findings of the committee, subsequently also so determined and, adopting the recommendation of the committee, directed counsel to move to dismiss Mr. Halebian’s complaint. A motion to dismiss was filed on October 23, 2006. Opposition papers were filed on or about December 7, 2006. It is uncertain when the court will decide the motion. No assurance can be given as to the outcome of this matter.

***

The foregoing speaks only as of the date of this SAI. Additional lawsuits presenting allegations and requests for relief arising out of or in connection with any of the foregoing matters may be filed against these and related parties in the future.

131

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

                    , located at                     , has been selected as the Funds’ independent registered public accounting firm to audit and report on the Funds’ financial statements and highlights for the fiscal year ending December 31, 2007.

COUNSEL

[                    ] serves as counsel to the Balanced Fund, and is located at [                    ].

[                    ] serves as counsel to the Bond and Money Market Funds, and is located at [                    ].

Proposed Changes

Each Fund’s Board has approved a number of initiatives designed to streamline and restructure the Fund complex and each Fund is seeking shareholder approval for those initiatives where shareholder approval is required. If certain of these matters are approved by the shareholders entitled to vote on the matters, the Balanced Fund will become a series of Legg Mason Partners Equity Trust, a Maryland business trust, the California Tax Free Bond, National Tax Free Bond Fund, New York Tax Free Bond Fund and the Strategic Bond Fund will become a series of Legg Mason Partners Income Trust, a Maryland business trust and the New York Money Market Fund will become a Legg Mason Partners Money Market Trust, a Maryland business trust.

A Maryland business trust is an unincorporated business association that is established under, and governed by, Maryland law. Maryland law provides a statutory framework for the powers, duties, rights and obligations of the trustees and shareholders of the business trust, while the more specific powers, duties, rights and obligations of the trustees and the shareholders are determined by the trustees as set forth in the trust’s declaration of trust. Some of the more significant provisions of the trust’s declaration are described below.

Shareholder Voting.

The declaration provides for shareholder voting as required by the 1940 Act or other applicable laws but otherwise permits, consistent with Maryland law, actions by the trustees without seeking the consent of shareholders. The trustees may, without shareholder approval, amend the declaration or authorize the merger or consolidation of the trust into another trust or entity, reorganize the trust, or any series or class into another trust or entity or a series or class of another entity, sell all or substantially all of the assets of the trust or any series or class to another entity, or a series or class of another entity, or terminate the trust or any series or class.

The Funds are not required to hold an annual meeting of shareholders, but the Funds will call special meetings of shareholders whenever required by the 1940 Act or by the terms of the declaration. The declaration provides for “dollar-weighted voting” which means that a shareholder’s voting power is determined, not by the number of shares he or she owns, but by the dollar value of those shares determined on the record date. All shareholders of all series and classes of the trust vote together, except where required by the 1940 Act to vote separately by series or by class, or when the trustees have determined that a matter affects only the interests of one or more series or classes of shares.

Election and Removal of Trustees.

The declaration provides that the trustees may establish the number of trustees and that vacancies on the board may be filled by the remaining trustees, except when election of trustees by the shareholders is required under the 1940 Act. Trustees are then elected by a plurality of votes cast by shareholders at a meeting at which a quorum is present. The declaration also provides that a mandatory retirement age may be set by action of

132

two-thirds of the trustees and that trustees may be removed, with or without cause, by a vote of shareholders holding two-thirds of the voting power of the trust, or by a vote of two-thirds of the remaining trustees. The provisions of the declaration relating to the election and removal of trustees may not be amended without the approval of two-thirds of the trustees.

Amendments to the Declaration.

The trustees are authorized to amend the declaration without the vote of shareholders, but no amendment may be made that impairs the exemption from personal liability granted in the declaration to persons who are or have been shareholders, trustees, officers or, employees of the trust or that limit the rights to indemnification or insurance provided in the declaration with respect to actions or omissions of persons entitled to indemnification under the declaration prior to the amendment.

Issuance and Redemption of Shares.

The Funds may issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shareholders are not entitled to any appraisal, preemptive, conversion, exchange or similar rights, except as the trustees may determine. The Funds may involuntarily redeem a shareholder’s shares upon certain conditions as may be determined by the trustees, including, for example, if the shareholder fails to provide the Funds with identification required by law, or if the Funds are unable to verify the information received from the shareholder. Additionally, as discussed below, shares may be redeemed in connection with the closing of small accounts.

Disclosure of Shareholder Holdings.

The declaration specifically requires shareholders, upon demand, to disclose to the Funds information with respect to the direct and indirect ownership of shares in order to comply with various laws or regulations, and the Funds may disclose such ownership if required by law or regulation.

Small Accounts.

The declaration provides that the Funds may close out a shareholder’s account by redeeming all of the shares in the account if the account falls below a minimum account size (which may vary by class) that may be set by the trustees from time to time. Alternately, the declaration permits the Funds to assess a fee for small accounts (which may vary by class) and redeem shares in the account to cover such fees, or convert the shares into another share class that is geared to smaller accounts.

Series and Classes.

The declaration provides that the trustees may establish series and classes in addition to those currently established and to determine the rights and preferences, limitations and restrictions, including qualifications for ownership, conversion and exchange features, minimum purchase and account size, expenses and charges, and other features of the series and classes. The trustees may change any of those features, terminate any series or class, combine series with other series in the trust, combine one or more classes of a series with another class in that series or convert the shares of one class into another class.

Each share of the Funds, as a series of the trust, represents an interest in the Funds only and not in the assets of any other series of the trust.

Shareholder, Trustee and Officer Liability.

The declaration provides that shareholders are not personally liable for the obligations of the Funds and requires the Funds to indemnify a shareholder against any loss or expense arising from any such liability. In

133

addition, the Funds will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. The declaration further provides that a trustee acting in his or her capacity of trustee is not personally liable to any person other than the trust or its shareholders, for any act, omission, or obligation of the trust. Further, a trustee is held to the same standard of conduct as a director of a Maryland corporation. This requires that a trustee perform his or her duties in good faith and in a manner he or she reasonably believes to be in the best interests of the trust or a series thereof, and with the care that an ordinarily prudent person in a like position would use under similar circumstances. The declaration also permits the limitation of a trustee’s liability to the full extent provided under Maryland law. Under current Maryland law, a trustee is liable to the trust or its shareholders for monetary damages only (a) to the extent that it is proved that he or she actually received an improper benefit or profit in money, property, or services or (b) to the extent that a judgment or other final adjudication adverse to the trustee is entered in a proceeding based on a finding in the proceeding that the trustee’s action, or failure to act, was the result of active and deliberate dishonesty and was material to the cause of action adjudicated in the proceeding. The declaration requires the trust to indemnify any persons who are or who have been trustees, officers or employees of the trust for any liability for actions or failure to act except to the extent prohibited by applicable federal law. In making any determination as to whether any person is entitled to the advancement of expenses in connection with a claim for which indemnification is sought, such person is entitled to a rebuttable presumption that he or she did not engage in conduct for which indemnification is not available.

The declaration provides that any trustee who serves as chair of the board or of a committee of the board, lead independent trustee, or audit committee financial expert, or in any other similar capacity will not be subject to any greater standard of care or liability because of such position.

Derivative Actions.

The declaration provides a detailed process for the bringing of derivative actions by shareholders in order to permit legitimate inquiries and claims while avoiding the time, expense, distraction, and other harm that can be caused to the Funds or its shareholders as a result of spurious shareholder demands and derivative actions. Prior to bringing a derivative action, a demand by three unrelated shareholders must first be made on the Funds’ trustees. The declaration details various information, certifications, undertakings and acknowledgements that must be included in the demand. Following receipt of the demand, the trustees have a period of 90 days, which may be extended by an additional 60 days, to consider the demand. If a majority of the trustees who are considered independent for the purposes of considering the demand determine that maintaining the suit would not be in the best interests of the Funds, the trustees are required to reject the demand and the complaining shareholders may not proceed with the derivative action unless the shareholders are able to sustain the burden of proof to a court that the decision of the trustees not to pursue the requested action was not a good faith exercise of their business judgment on behalf of the Funds. The declaration further provides that shareholders owning shares representing at least 5% of the voting power of the affected Funds must join in bringing the derivative action. If a demand is rejected, the complaining shareholders will be responsible for the costs and expenses (including attorneys’ fees) incurred by the Funds in connection with the consideration of the demand, if in the judgment of the independent trustees, the demand was made without reasonable cause or for an improper purpose. If a derivative action is brought in violation of the declaration, the shareholders bringing the action may be responsible for the Funds’ costs, including attorneys’ fees.

The declaration further provides that the Funds shall be responsible for payment of attorneys’ fees and legal expenses incurred by a complaining shareholder only if required by law, and any attorneys’ fees that the Funds are obligated to pay shall be calculated using reasonable hourly rates. The declaration also requires that actions by shareholders against the Funds be brought only in federal court in Baltimore, Maryland, or if not permitted to be brought in federal court, then in state court in Baltimore, Maryland, and that the right to jury trial be waived to the full extent permitted by law.

134

FINANCIAL STATEMENTS

The audited financial statements of each of the Funds (Statement of Assets and Liabilities as of December 31, 2006, Statement of Operations for the year ended December 31, 2006, Statements of Changes in Net Assets for each of the years in the two-year period ended December 31, 2006, Financial Highlights for each of the years in the five-year period ended December 31, 2006, and Notes to Financial Statements along with the Report of Independent Registered Public Accounting Firm, each of which is included in the Annual Report to Shareholders of each of the Funds), are incorporated by reference into this Statement of Additional Information (Filed on [                    ]; Accession Number[                    ]).

135

APPENDIX A

DESCRIPTION OF RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term obligation ratings are opinions of the relative credit risk of fixed-income obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class of bonds and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal and Tax Exempt Ratings:

Municipal Ratings are opinions of the investment quality of issuers and issues in the US municipal and tax-exempt markets. As such, these ratings incorporate Moody’s assessment of the default probability and loss severity of these issuers and issues. The default and loss content for Moody’s municipal long-term rating scale differs from Moody’s general long-term rating scale. (Please refer to Corporate Equivalent Ratings under Policies and Procedures.)

Municipal Ratings are based upon the analysis of four primary factors relating to municipal finance: economy, debt, finances, and administration/management strategies. Each of the factors is evaluated individually and for its effect on the other factors in the context of the municipality’s ability to repay its debt.

Municipal Long-Term Rating Definitions:

Aaa—Issuers or issues rated Aaa demonstrate the strongest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Aa—Issuers or issues rated Aa demonstrate very strong creditworthiness relative to other US municipal or tax-exempt issuers or issues.

A—Issuers or issues rated A present above-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Baa—Issuers or issues rated Baa represent average creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Ba—Issuers or issues rated Ba demonstrate below-average creditworthiness relative to other US municipal or tax-exempt issuers or issues.

B—Issuers or issues rated B demonstrate weak creditworthiness relative to other US municipal or tax- exempt issuers or issues.

Caa—Issuers or issues rated Caa demonstrate very weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Ca—Issuers or issues rated Ca demonstrate extremely weak creditworthiness relative to other US municipal or tax-exempt issuers or issues.

C—Issuers or issues rated C demonstrate the weakest creditworthiness relative to other US municipal or tax-exempt issuers or issues.

Note: Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s US Municipal Short-Term Debt And Demand Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels—“MIG 1” through “MIG 3.” In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Description of Moody’s Investors Service, Inc.’s Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Moody’s Investors Service, Inc.’s Short-Term Prime Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Issue credit ratings are based, in varying degrees, on the following considerations: (1) likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

The issue rating definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation applies when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.) Accordingly, in the case of junior debt, the rating may not conform exactly with the category definition.

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitments on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial obligations is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A subordinated debt or preferred stock obligation rated ‘C’ is currently highly vulnerable to nonpayment. The ‘C’ rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued. A ‘C’ also will be assigned to a preferred stock issue in arrears on dividends or sinking fund payments, but that is currently paying.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard &

Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

N.R.: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Notes:

A Standard & Poor’s U.S. municipal note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

—Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

—Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

A-1—Short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitments is extremely strong.

A-2—Short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—Short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and are therefore based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

pr: The letters ‘pr’ indicate that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

preliminary: Preliminary ratings are assigned to issues, including financial programs, in the following circumstances. Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. Assignment of a final rating is conditional on the receipt and approval by Standard & Poor’s of appropriate documentation. Changes in the information provided to Standard & Poor’s could result in the assignment of a different rating. In addition, Standard & Poor’s reserves the right not to issue a final rating. Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. The final rating may differ from the preliminary rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date. Local Currency and Foreign Currency Risks: Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue. Currency of repayment is a key factor in this analysis. An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt. These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues. Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Description of Standard & Poor’s Ratings Group’s Ratings of Commercial Paper:

A Standard & Poor’s commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from “A” for the highest-quality obligations to “D” for the lowest. These categories are as follows:

A-1—This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2—Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated ‘A-1’.

A-3—Issues carrying this designation have an adequate capacity for timely payment. They are, however, more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

B—Issues rated ‘B’ are regarded as having only speculative capacity for timely payment.

C—This rating is assigned to short-term debt obligations with a doubtful capacity for payment.

D—Debt rated ‘D’ is in payment default. The ‘D’ rating category is used when interest payments of principal payments are not made on the date due, even if the applicable grace period has not expired, unless Standard & Poor’s believes such payments will be made during such grace period.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure.

The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term debt rating symbols are used for bonds to denote the long-term maturity and the commercial paper rating symbols for the put option (for example, “AAA/A-1+”). With short-term demand debt, Standard & Poor’s note rating symbols are used with the commercial paper rating symbols (for example, “SP-1+/A-1+”).

Description of Fitch Ratings International Long-Term Credit Ratings:

International Long-Term Credit Ratings (“LTCR”) may also be referred to as “Long-Term Ratings.” When assigned to most issuers, it is used as a benchmark measure of probability of default and is formally described as an Issuer Default Rating (IDR). The major exception is within Public Finance, where IDRs will not be assigned as market convention has always focused on timeliness and does not draw analytical distinctions between issuers and their underlying obligations. When applied to issues or securities, the LTCR may be higher or lower than the issuer rating (IDR) to reflect relative differences in recovery expectations. The following rating scale applies to foreign currency and local currency ratings.

Investment Grade

AAA—Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. “AA” ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. “A” ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—Good credit quality. “BBB” ratings indicate that there is currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate, but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

Speculative Grade

BB—Speculative. “BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—Highly speculative. For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment. For individual obligations, ‘B’ ratings may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘R1’ (outstanding).

CCC—For issuers and performing obligations, default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic conditions. For individual obligations, may indicate distressed or defaulted obligations with potential for average to superior levels of recovery. Differences in credit quality may be denoted by plus/minus distinctions. Such obligations typically would possess a Recovery Rating of ‘R2’ (superior), or ‘R3’ (good) or ‘R4’ (average).

CC—For issuers and performing obligations, default of some kind appears probable. For individual obligations, may indicate distressed or defaulted obligations with a Recovery Rating of ‘R4’ (average) or ‘R5’ (below average).

C—For issuers and performing obligations, default is imminent. For individual obligations, may indicate distressed or defaulted obligations with potential for below-average to poor recoveries. Such obligations would possess a Recovery Rating of ‘R6’ (poor).

RD—Indicates an entity that has failed to make due payments (within the applicable grace period) on some but not all material financial obligations, but continues to honor other classes of obligations.

D—Indicates an entity or sovereign that has defaulted on all of its financial obligations. Default generally is defined as one of the following: (i) failure of an obligor to make timely payment of principal and/or interest under the contractual terms of any financial obligation; (ii) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of business of an obligor; or (iii) the distressed or other coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Default ratings are not assigned prospectively; within this context, non-payment on an instrument that contains a deferral feature or grace period will not be considered a default until after the expiration of the deferral or grace period.

Issuers will be rated ‘D’ upon a default. Defaulted and distressed obligations typically are rated along the continuum of ‘C’ to ‘B’ ratings categories, depending upon their recovery prospects and other relevant characteristics. Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to meet pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation may be rated in the ‘B’ or ‘CCC-C’ categories.

Default is determined by reference to the terms of the obligations’ documentation. Fitch will assign default ratings where it has reasonably determined that payment has not been made on a material obligation in accordance with the requirements of the obligation’s documentation, or where it believes that default ratings consistent with Fitch’s published definition of default are the most appropriate ratings to assign.

Description of Fitch Ratings International Short-Term Credit Ratings:

International Short-Term Credit Ratings may also be referred to as “Short-Term Ratings.” The following ratings scale applies to foreign currency and local currency ratings. A short-term rating has a time horizon of less than 13 months for most obligations, or up to three years for U.S. public finance, in line with industry standards, to reflect unique characteristics of bond, tax, and revenue anticipation notes that are commonly issued with terms up to three years. Short-term ratings thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

F1—Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3—Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B—Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C—High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D—Default. Indicates an entity or sovereign that has defaulted on all of its financial obligations.

Notes to Fitch Ratings International Long-Term and Short-Term Credit Ratings:

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-term rating category, to categories below ‘CCC’, or to Short-term ratings other than ‘F1’. (The +/- modifiers are only used to denote issues within the CCC category, whereas issuers are only rated CCC without the use of modifiers.)

Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

Rating Outlook: An Outlook indicates the direction a rating is likely to move over a one to two-year period. Outlooks may be positive, stable or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are ‘stable’ could be upgraded or downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch Ratings may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

Program ratings (such as the those assigned to MTN shelf registrations) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program. In particular, in the case of non-standard issues, i.e. those that are linked to the credit of a third party or linked to the performance of an index, ratings of these issues may deviate from the applicable program rating.

Variable rate demand obligations and other securities which contain a short-term ‘put’ or other similar demand feature will have a dual rating, such as AAA/F1+. The first rating reflects the ability to meet long-term principal and interest payments, whereas the second rating reflects the ability to honor the demand feature in full and on time.

Interest Only: Interest Only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

Principal Only: Principal Only ratings address the likelihood that a security holder will receive their initial principal investment either before or by the scheduled maturity date.

Rate of Return: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

‘PIF’: Paid-in -Full; denotes a security that is paid-in-full, matured, called, or refinanced.

‘NR’ indicates that Fitch Ratings does not rate the issuer or issue in question.

‘Withdrawn’: A rating is withdrawn when Fitch Ratings deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced, or for any other reason Fitch Ratings deems sufficient.

APPENDIX B

ADDITIONAL INFORMATION CONCERNING

CALIFORNIA MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in California municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State of California (“California” or the “State”) and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based primarily on information from official statements relating to offerings of California issuers and other reports publicly issued by the State or certain of its agencies. Any estimates of future results and other projections are statements of opinion based on available information at the time made and are subject to risks and uncertainties which may cause actual results to differ materially. Neither the Legg Mason Partners California Tax Free Bond Fund nor the manager has independently verified, and neither is responsible for, the accuracy or timeliness of this information, and such information is included herein without the express authority of any California issuer.

ECONOMY GENERALLY

California’s economy, the largest among the 50 states and one of the largest in the world, has major components in high technology, trade, entertainment, agriculture, manufacturing, tourism, construction and services. In early 2001, California’s economy slipped into a recession, which was concentrated in the State’s high-tech sector and, geographically, in the San Francisco Bay Area. The economy has since recovered with 480,000 jobs gained between July 2003 and November 2005 compared with 367,000 jobs lost between January 2001 and July 2003.

The State’s July 1, 2005 population of over 37 million represented over 12 percent of the total United States population. California is by far the most populous state in the nation, almost two-thirds larger than the second-ranked state according to the 2000 U.S. Census. California has grown about twice as rapidly as the national population during the last half of the 20th century, averaging about 26% growth for each decade between 1950 and 2000. Although California’s growth slowed during the 1990s, and is not expected to match the levels of the earlier decades before 1990, it is still expected to be in the range of 1 to 1.5% annually through at least the end of this decade. Population growth is expected to be about equally due to natural increase (excess of births over deaths) and net migration into the state.

Population growth in the next five years is expected to be the largest in the over age 65 category, with above statewide average growth in the working age and college age categories. School age and preschool categories will have lower than statewide average growth, reflecting lower births in the state during the 1990s when the current and near future school age population was born.

California’s population is perhaps the most diverse in the nation. As of the 2000 U.S. Census, no single ethnic group constituted a majority of the population. It is estimated that within the next 10-15 years, the Latino population will be the largest ethnic group in the state.

California’s population is concentrated in metropolitan areas. As of the 2000 U.S. Census, 97 percent resided in the 25 Metropolitan Statistical Areas in the State. As of July 1, 2004, the 5-county Los Angeles area accounted for 49 percent of the State’s population, with over 17.0 million residents, and the 11-county San Francisco Bay Area represented 20 percent, with a population of over 7.0 million.

In the 2006-07 Governor’s Budget, the Department of Finance projected that in calendar years 2006 and 2007, the California economy will decelerate slightly but continue to grow at a rate close to the long-run average growth of the State economy.

Broad measures of the national and California economies, such as inflation-adjusted gross domestic product and California personal income and taxable sales, posted solid gains in 2005, even if all three grew somewhat slower than in 2004. Year-over-year growth of real GDP and California personal income in the first three quarters of 2005 and California taxable sales in the first half of 2005 was higher than average yearly growth in the preceding ten years. Also, made-in-California exports continued to grow, but not nearly as quickly as in 2004.

Real GDP grew by 3.5 percent in 2005. In 2004, real GDP grew by 4.2 percent. California personal income was 6.2 percent higher than a year ago in the first three quarters of 2005; in 2004, personal income grew by 6.6 percent. California taxable sales were more than 6 percent higher than a year ago in the first half of 2005; in 2004, taxable sales grew by 8.7 percent. California merchandise exports grew by 6 percent in 2005; in 2004, they grew by 17 percent. High-tech exports fell by 1 percent in 2005, after growing by 15 percent in 2004.

One measure of the state economy’s health grew more quickly in 2005 than in 2004. Nonfarm payroll employment grew by 1.6 percent in 2005 after growing by 1 percent in 2004. The improvement in job growth was due primarily to a swing from large job losses to small job gains in government and manufacturing and bigger job gains in professional and business services, which widened the distribution of job gains across major industries. In addition, the state’s unemployment rate dropped from an average of 6.2 percent in 2004 to 5.3 percent in 2005, as the number of unemployed persons fell below 1,000,000 for the first time in nearly four years.

Housing permits issuance (number of units) was 2.7 percent lower in 2005 than in 2004. Single-family permits were up about 2.2 percent, while multi-family permits were down by 15 percent. The San Joaquin Valley experienced the biggest gain, both on a unit basis and a percentage basis. Statewide, the dollar value of private nonresidential construction permits rose by 16 percent, with the gains widespread across types of nonresidential buildings, structures, and alterations and additions.

Home sales slowed in California during 2005. In December, sales were down by 15.5 percent from year-ago levels in the nine-county San Francisco Bay Area, 4.5 percent in Southern California, and 9.7 percent in the state as a whole according to DataQuick Information Systems. Annual percentage price increases were smaller than a year ago - mostly in the low to mid teens.

CONSTITUTIONAL LIMITS ON SPENDING AND TAXES

State Appropriations Limit

The State is subject to an annual appropriations limit imposed by Article XIII B of the State Constitution (the “Appropriations Limit”). The Appropriations Limit does not restrict appropriations to pay debt service on voter-authorized bonds.

Article XIII B prohibits the State from spending “appropriations subject to limitation” in excess of the Appropriations Limit. “Appropriations subject to limitation,” with respect to the State, are authorizations to spend “proceeds of taxes,” which consist of tax revenues, and certain other funds, including proceeds from regulatory licenses, user charges or other fees to the extent that such proceeds exceed “the cost reasonably borne by that entity in providing the regulation, product or service,” but “proceeds of taxes” exclude most State subventions to local governments, tax refunds and some benefit payments such as unemployment insurance. No limit is imposed on appropriations of funds which are not “proceeds of taxes,” such as reasonable user charges or fees and certain other non-tax funds.

There are various types of appropriations excluded from the Appropriations Limit. For example, debt service costs of bonds existing or authorized by January 1, 1979, or subsequently authorized by the voters, appropriations required to comply with mandates of courts or the federal government, appropriations for qualified capital outlay projects, appropriations for tax refunds, appropriations of revenues derived from any increase in gasoline taxes and motor vehicle weight fees above January 1, 1990 levels, and appropriation of certain special taxes imposed by initiative (e.g., cigarette and tobacco taxes) are all excluded. The Appropriations Limit may also be exceeded in cases of emergency.

The Appropriations Limit in each year is based on the Appropriations Limit for the prior year, adjusted annually for changes in State per capita personal income and changes in population, and adjusted, when applicable, for any transfer of financial responsibility of providing services to or from another unit of government or any transfer of the financial source for the provisions of services from tax proceeds to non-tax proceeds. The measurement of change in population is a blended average of statewide overall population growth, and change in attendance at local school and community college (“K-14”) districts. The Appropriations Limit is tested over consecutive two-year periods. Any excess of the aggregate “proceeds of taxes” received over such two-year period above the combined Appropriations Limits for those two years, is divided equally between transfers to K-14 districts and refunds to taxpayers.

The Legislature has enacted legislation to implement Article XIII B which defines certain terms used in Article XIII B and sets forth the methods for determining the Appropriations Limit. California Government Code Section 7912 requires an estimate of the Appropriations Limit to be included in the Governor’s Budget, and thereafter to be subject to the budget process and established in the Budget Act.

As of the release of the 2006-07 Governor’s Budget, the Department of Finance projected the Appropriations Subject to Limit to be $15.242 billion and $15.893 billion under the Appropriations Limit in fiscal years 2005-06 and 2006-07, respectively.

Proposition 98

On November 8, 1988, the voters of the State approved Proposition 98, a combined initiative constitutional amendment and statute called the “Classroom Instructional Improvement and Accountability Act.” Proposition 98 changed State funding of public education below the university level and the operation of the State Appropriations Limit, primarily by guaranteeing K-14 schools a minimum amount of General Fund revenues. Proposition 98 (as modified by Proposition 111, enacted on June 5, 1990) guarantees K-14 schools the greater of: (a) in general, a fixed percentage of General Fund revenues (“Test 1”), (b) the amount appropriated to K-14 schools in the prior year, adjusted for changes in State per capita personal income and enrollment (“Test 2”), or (c) a third test, which replaces Test 1 and Test 2 in any year that the percentage growth in per capita General Fund revenues from the prior year plus one half of one percent is less than the percentage growth in State per capita personal income (“Test 3”).

Legislation adopted prior to the end of the 1988-89 fiscal year implementing Proposition 98 determined the K-14 schools’ funding guarantee under Test 1 to be 40.7 percent of General Fund tax revenues, based on 1986-87 appropriations. However, this percentage has since been adjusted to approximately 39.0 percent of 1986-87 appropriations to account for subsequent changes in the allocation of local property taxes, since these changes altered the share of General Fund revenues received by schools. The Proposition 98 guarantee has typically been calculated under Test 2. Under Test 3, however, schools receive the amount appropriated in the prior year adjusted for changes in enrollment and per capita General Fund revenues, plus 0.5 percent. If Test 3 is used in any year, the difference between Test 3 and Test 2 becomes a “credit” (called the “maintenance factor”) to schools and is paid to them in future years when per capita General Fund revenue growth exceeds per capita personal income growth.

The Proposition 98 guarantee is funded from two sources: local property taxes and the General Fund. Any amount not funded by local property taxes is funded by the General Fund. Thus, local property tax collections represent an offset to General Fund costs in a Test 2 or Test 3 year.

Proposition 98 also contains provisions for the transfer of certain State tax revenues in excess of the Article XIII B limit to K-14 schools in Test 1 years when additional moneys are available. No such transfers are anticipated during fiscal year 2006-07.

The proposed 2006-07 Governor’s Budget reflects General Fund Proposition 98 expenditures in fiscal years 2004-05 through 2006-07. The Budget includes full funding for statutory growth (0.21 percent) and COLA (5.18 percent) adjustments in 2006-07, and also reflects the deferral of Proposition 98 expenditures of $1.283 billion from fiscal years 2004-05 to 2005-06, $1.303 billion from fiscal years 2005-06 to 2006-07, and $1.303 billion from fiscal years 2006-07 to 2007-08.

Proposition 98 permits the Legislature, by a two-thirds vote of both houses (on a bill separate from the Budget Act), and with the Governor’s concurrence, to suspend the K-14 education’s minimum funding guarantee for a one-year period. The amount of the suspension is added to the maintenance factor, the repayment of which occurs according to a specified State Constitutional formula, and eventually restores Proposition 98 funding to the level that would have been required in the absence of such a suspension. Therefore, suspending the minimum funding guarantee provides ongoing General Fund savings over multiple fiscal years until the maintenance factor is fully repaid.

Legislation related to the 2004 Budget Act suspended the Proposition 98 minimum guarantee. At the time the 2004 Budget Act was enacted, this suspension was estimated to be $2.004 billion. However, subsequent growth in General Fund revenue has increased the estimated 2004-05 Proposition 98 guarantee calculation by an additional $1.673 billion, bringing the total value of the suspension to $3.677 billion. This suspended amount is added to the existing maintenance factor. After estimated and proposed payments in 2005-06 and 2006-07, the total estimated maintenance factor balance will be $1.3 billion at the end of fiscal year 2006-07. This maintenance factor balance is required to be restored to the Proposition 98 budget over future years as explained above.

Proposition 98 appropriations for fiscal years 1995-96, 1996-97, 2002-03, and 2003-04 are cumulatively estimated to be $1.4 billion below the amounts required by Proposition 98 for those years because of changes in various Proposition 98 factors applicable to those years. Chapter 216, Statutes of 2004, annually appropriates $150 million per year beginning in fiscal year 2006-07, to repay these prior year Proposition 98 obligations. However, Chapter 491, Statutes of 2005, appropriated $16.8 million toward these settle-up obligations during the 2005-06 fiscal year, and explicitly reduced the first Chapter 216 settle-up appropriation, from $150 million to $133.2 million for 2006-07. This appropriation has been included in the proposed Governor’s Budget for 2006-07.

STATE INDEBTEDNESS AND OTHER OBLIGATIONS

General

The State Treasurer is responsible for the sale of debt obligations of the State and its various authorities and agencies. The State has always paid the principal of and interest on its general obligation bonds, general obligation commercial paper notes, lease-purchase debt and short-term obligations, including revenue anticipation notes and revenue anticipation warrants, when due.

Capital Facilities Financing

General Obligation Bonds

The State Constitution prohibits the creation of general obligation indebtedness of the State unless a bond measure is approved by a majority of the electorate voting at a general election or a direct primary. General obligation bond acts provide that debt service on general obligation bonds shall be appropriated annually from the General Fund and all debt service on general obligation bonds is paid from the General Fund. Under the State Constitution, debt service on general obligation bonds is the second charge to the General Fund after the application of moneys in the General Fund to the support of the public school system and public institutions of higher education. Certain general obligation bond programs receive revenues from sources other than the sale of bonds or the investment of bond proceeds.

As of March 1, 2006, the State had outstanding $47,786,862,000 aggregate principal amount of long-term general obligation bonds of which $35,608,742,000 were payable primarily from the State’s General Fund, and $12,178,120,000 were payable from other revenue sources. As of March 1, 2006, there were unused voter authorizations for the future issuance of $33,195,211,000 of long-term general obligation bonds. This latter figure consists of $18,142,441,000 of general obligation bonds which are authorized by State finance committees to be issued initially as commercial paper notes, described below, and $15,052,770,000 of other authorized but unissued general obligation bonds. Of the unissued amount, $4,757,105,000 is for bonds payable from other revenue sources (of which $115,570,000 is authorized for commercial paper notes).

General obligation bond law permits the State to issue as variable rate indebtedness up to 20 percent of the aggregate amount of long-term general obligation bonds outstanding. The State had outstanding $7,349,565,000 variable rate general obligation bonds (which includes the economic recovery bonds), representing about 15.4 percent of the State’s total outstanding general obligation bonds as of March 1, 2006.

The Legislature has approved approximately $600 million of new bond authorization, for library construction, to be placed on the June 2006 primary election ballot. A $9.95 billion bond measure for high speed rail projects has been placed on the November 2006 general election ballot but legislation is pending to defer this measure until at least 2008 or remove it from the ballot entirely. Additional bond proposals may also be added to the 2006 general election ballots. The Governor has proposed a $65 billion general obligation bond program over 10 years, which is being considered by the legislature.

Commercial Paper Program

Pursuant to legislation enacted in 1995, voter-approved general obligation indebtedness may be issued either as long-term bonds or, for some but not all bond issues, as commercial paper notes. Commercial paper notes may be renewed or may be refunded by the issuance of long-term bonds. The State issues long-term general obligation bonds from time to time to retire its general obligation commercial paper notes. Commercial paper notes are deemed issued upon authorization by the respective finance committees, whether or not such notes are actually issued. Pursuant to the terms of the bank credit agreement presently in effect, the general obligation commercial paper program may have up to $1.5 billion in aggregate principal and interest commitments outstanding at any time. This amount may be increased or decreased in the future. As of March 1, 2006, the finance committees had authorized the issuance of up to $18,142,441,000 of commercial paper notes and, as of that date, $980,550,000 aggregate principal amount of general obligation commercial paper notes were outstanding.

Lease-Purchase Obligations

In addition to general obligation bonds, the State builds and acquires capital facilities through the use of lease-purchase borrowing. Under these arrangements, the State Public Works Board, another State or local agency or a joint powers authority issues bonds to pay for the construction of facilities such as office buildings, university buildings or correctional institutions. These facilities are leased to a State agency or the University of California under a long-term lease that provides the source of payment of the debt service on the lease-purchase bonds. In some cases, there is not a separate bond issue, but a trustee directly creates certificates of participation in the State’s lease obligation, which are then marketed to investors. Under applicable court decisions, such lease arrangements do not constitute the creation of “indebtedness” within the meaning of the State Constitutional provisions that require voter approval. “Lease-purchase obligation” or “lease-purchase financing” means principally bonds or certificates of participation for capital facilities where the rental payments providing the security are a direct or indirect charge against the General Fund and also includes revenue bonds for a State energy efficiency program secured by payments made by various State agencies under energy service contracts.

Certain of the lease-purchase financings are supported by special funds rather than the General Fund. The State had $7,736,955,075 General Fund-supported lease-purchase obligations outstanding as of March 1, 2006. The State Public Works Board, which is authorized to sell lease revenue bonds, had $2,999,309,617 authorized and unissued as of March 1, 2006. In addition, as of that date, certain joint powers authorities were authorized to issue approximately $81,000,000 of revenue bonds to be secured by State leases.

Non-Recourse Debt

Certain State agencies and authorities issue revenue obligations for which the General Fund has no liability. Revenue bonds represent obligations payable from State revenue-producing enterprises and projects, which are not payable from the General Fund, and conduit obligations payable only from revenues paid by private users of facilities financed by the revenue bonds. The enterprises and projects include transportation projects, various public works projects, public and private educational facilities (including the California State University and University of California systems), housing, health facilities and pollution control facilities. State agencies and authorities had $49,761,867,260 aggregate principal amount of revenue bonds and notes which are non–recourse to the General Fund outstanding as of December 31, 2005.

Proposed Constitutional Amendment to Limit Debt Service Costs

The Governor has proposed a Constitutional Amendment, currently drafted as Senate Constitutional Amendment 21 (“SCA 21”), which would place a limit on future issuance of certain “general fund-supported debt.” Under SCA 21, the annual Governor’s Budget would be required to contain an estimate of the principal and interest costs (“debt service”) for current and proposed general fund supported debt for five years in the future, and an estimate of General Fund revenues for the same years.

SCA 21 would then require that the Budget Act for each year could not include appropriations from the sale of new general fund-supported debt in that year, if the debt service costs on that new debt, combined with the debt service costs of bonds already outstanding or for which appropriations have been encumbered, would cause total debt service on general fund-supported debt to exceed 6% of estimated General Fund revenues. The estimates of debt service costs and of General Fund revenues are each to be made in the aggregate for the then-current fiscal year and the four ensuing fiscal years. SCA 21 would permit the Legislature to override any existing continuing appropriation of bond funds which have not yet been encumbered so that this limitation could be achieved.

“General fund-supported debt” would be defined to include (a) voter approved state general obligation bonds, and (b) obligations payable from General Fund appropriations for lease payments in support of lease revenue bonds. The following would be expressly excluded from the definition of “general fund-supported debt:” (y) voter approved debt for transportation purposes supported by taxes on motor vehicle fuels (no such debt is presently outstanding but future bonds of this nature are included in the Governor’s Strategic Growth Plan), and (z) general obligation bonds payable from a source other than the General Fund, or where the General Fund is reimbursed for debt service costs. These latter bonds are called “self-liquidating” general obligation bonds and would also include the Economic Recovery Bond issued to refinance pre-2004 budget deficits.

SCA 21 would expressly provide that it shall not be construed to impair the ability of the state to meet any obligations with respect to repayment or security of any existing or future general fund-supported debt, or affect the validity of any bonds or other obligations of the state.

It is not known if this proposal, or any variation of it, will be placed on any future ballot for voter approval.

Pension Obligation Bonds

Pursuant to the California Pension Restructuring Bond Act of 2004, Government Code Section 16940, et seq. (the “Restructuring Bond Act”), the State proposes to issue $560 million of pension obligation bonds, yielding a net benefit to the General Fund of $525 million, to make future contributions to the California Public Employees’ Retirement System (“CalPERS”). The payment of the debt service on the pension obligation bonds will be payable from the General Fund. As with previous proposed pension bond issuances (as described below), the proposed pension obligation bonds is the subject of a validation action brought by the Pension Obligation Bond Committee for and on behalf of the State.

Pursuant to the Restructuring Bond Act, the Committee authorized the issuance of bonds to pay a portion of the State’s pension obligation for fiscal year 2004-05 or a subsequent fiscal year. The Committee initiated a validation action seeking court determination that the bonds would not be in violation of the Constitutional debt limit because the proceeds of the bonds would be used to pay the State’s employer contribution obligation to CalPERS, which is an “obligation imposed by law.” The validation action was challenged in the court by the Pacific Legal Foundation, and this legal challenge prevented the issuance of the pension obligation bonds in time to pay the pension contribution during fiscal year 2004-05. The issuance of 2005-06 pension obligation bonds is also subject to this challenge. After a trial in the Sacramento County Superior Court, the judge ruled on November 15, 2005 that the bonds were not valid. The Committee has filed a notice of appeal. The Administration has not included any pension obligation bonds in its proposed 2006-07 Budget, but if the litigation is successful such bonds may be issued in the future.

Economic Recovery Bonds

The California Economic Recovery Bond Act (“Proposition 57”) was approved by the voters at the statewide primary election on March 2, 2004. Proposition 57 authorizes the issuance of up to $15 billion in economic recovery bonds to finance the negative General Fund reserve balance as of June 30, 2004, and other General Fund obligations undertaken prior to June 30, 2004. Repayment of the economic recovery bonds is secured by a pledge of revenues from a one-quarter cent increase in the State’s sales and use tax starting July 1, 2004. In addition, as voter-approved general obligation bonds, the economic recovery bonds are secured by the State’s full faith and credit. However, moneys in the General Fund will only be used in the event the dedicated sales and use tax revenue is insufficient to repay the bonds.

The State has issued $10.896 billion principal amount of economic recovery bonds, resulting in the deposit of net proceeds to the General Fund of approximately $11.254 billion during the 2003-04 fiscal year (of which, for budgetary purposes, approximately $9.242 billion was applied to the 2002-03 fiscal year and approximately $2.012 billion has been applied to offset fiscal year 2004-05 General Fund expenditures). The State may issue the remainder of authorized economic recovery bonds at any time in the future, but the 2006-07 Governor’s Budget assumes no economic recovery bonds will be issued in fiscal year 2005-06 or 2006-07.

Three different sources of funds are required to be applied to the early retirement (generally by purchase or redemption) of economic recovery bonds: (i) all proceeds from this quarter cent sales tax in excess of the amounts needed, on a semi-annual basis, to pay debt service and other required costs of the bonds, (ii) all proceeds from the sale of surplus state property, and (iii) fifty percent of each annual deposit, up to $5 billion in the aggregate, of future deposits in the reserve fund created by the California Balanced Budget Act. Funds from sources (i) and (ii) above were used for early retirement of approximately $369 million of bonds during the fourth quarter of 2005. An additional $249 million of bonds were retired using excess sales tax proceeds in early 2006. The 2006-07 Governor’s Budget assumes $460 million will be transferred from the reserve created under Proposition 58 in September 2006, pursuant to the California Balanced Budget Act. These moneys will be used to retire bonds prior to December 31, 2006.

Tobacco Settlement Revenue Bonds

In 1998 the State signed a settlement agreement with the four major cigarette manufacturers. Under the settlement agreement, the cigarette manufacturers agreed to make payments to the State in perpetuity, which payments amount to approximately $25 billion (subject to adjustments) over the first 25 years. Under a separate

Memorandum of Understanding, half of the payments made by the cigarette manufacturers will be paid to the State and half to local governments (all counties and the cities of San Diego, Los Angeles, San Francisco and San Jose). The specific amount to be received by the State and local governments is subject to adjustment. Details in the settlement agreement allow reduction of the manufacturers’ payments for decreases in cigarette shipment volumes by the settling manufacturers, payments owed to certain “Previously Settled States” and certain types of offsets for disputed payments, among other things. However, settlement payments are adjusted upward each year by at least 3 percent for inflation, compounded annually.

Chapter 414, Statutes of 2002, enacted Government Code Sections 63049 to 63049.5 (the “Tobacco Securitization Law”), which authorized the establishment of a special purpose trust to purchase those assets. The bill also authorized that entity to issue revenue bonds secured by the tobacco settlement revenues received beginning in the 2003-04 fiscal year. An initial sale of 56.57 percent of the State’s tobacco settlement revenues producing $2.5 billion in proceeds was completed in January 2003.

A second sale of the remaining 43.43 percent of the State’s tobacco settlement revenues, which produced $2.264 billion in proceeds, was completed in September 2003 (Series 2003B). Chapter 225, Statutes of 2003, amended the Tobacco Securitization Law to require the Governor to request an appropriation in the annual Budget Act to pay debt service and other related costs of the tobacco settlement revenue bonds secured by the second (and only the second) sale of tobacco settlement revenues when such tobacco settlement revenues are insufficient therefor. The Legislature is not obligated to make any such requested appropriation. In August, 2005, the Series 2003B Bonds were refinanced, retaining all of the covenants of the original issue, including the covenant regarding the request for a General Fund appropriation in the event tobacco revenues fall short. In return for providing this covenant, the State was paid a credit enhancement fee of $525 million as part of the refinancing.

Tobacco settlement revenue bonds are neither general nor legal obligations of the State or any of its political subdivisions and neither the faith and credit nor the taxing power nor any other assets or revenues of the State or of any political subdivision is or shall be pledged to the payment of any such bonds.

Cash Flow Borrowings

As part of its cash management program, the State has regularly issued short-term obligations to meet cash flow needs. The State has issued revenue anticipation notes (“Notes” or “RANs”) in 19 of the last 20 fiscal years to partially fund timing differences between receipts and disbursements, as the majority of General Fund revenues are received in the last part of the fiscal year. By law, RANs must mature prior to the end of the fiscal year of issuance. If additional external cash flow borrowings are required, the State has issued revenue anticipation warrants (“RAWs”), which can mature in a subsequent fiscal year. RANs and RAWs are both payable from any “Unapplied Money” in the General Fund of the State on their maturity date, subject to the prior application of such money in the General Fund to pay Priority Payments. “Priority Payments” are payments as and when due to: (i) support the public school system and public institutions of higher education (as provided in Section 8 of Article XVI of the Constitution of the State), (ii) pay principal of and interest on general obligation bonds and general obligation commercial paper notes of the State, (iii) provide reimbursement from the General Fund to any special fund or account to the extent such reimbursement is legally required to be made to repay borrowings therefrom pursuant to California Government Code Sections 16310 or 16418; and (iv) pay State employees’ wages and benefits, State payments to pension and other State employee benefit trust funds, State Medi-Cal claims, and any amounts determined by a court of competent jurisdiction to be required to be paid with State warrants that can be cashed immediately.

SOURCES OF TAX REVENUE

The following is a summary of the State’s major revenue sources. The 2006-07 Governor’s Budget estimates that General Fund tax revenues will increase by 6.7 percent in fiscal year 2005-06 and by 4.9 percent in fiscal year 2006-07.

Personal Income Tax

The California personal income tax, which accounts for a significant portion of General Fund tax revenues, is closely modeled after the federal income tax law. It is imposed on net taxable income (gross income less exclusions and deductions), with rates ranging from 1.0 percent to 9.3 percent. The personal income tax is adjusted annually by the change in the consumer price index to prevent taxpayers from being pushed into higher tax brackets without a real increase in income. Personal, dependent and other credits are allowed against the gross tax liability. In addition, taxpayers may be subject to an alternative minimum tax (“AMT”), which is much like the federal AMT. The personal income tax structure is considered to be highly progressive. For example, the Franchise Tax Board indicates that the top 1 percent of taxpayers paid 38.7 percent of the total personal income tax in tax year 2003.

Proposition 63, approved by the voters in the November 2004 election, imposes a 1 percent surcharge on taxpayers with taxable income over $1 million. The proceeds of the tax surcharge are required to be used to expand county mental health programs.

Taxes on capital gains realizations and stock options, which are largely linked to stock market performance, can add a significant dimension of volatility to personal income tax receipts. Capital gains and stock option tax receipts have accounted for as much as 24.7 percent and as little as 7.3 percent of General Fund revenues in the last ten years. The 2006-07 Governor’s Budget estimates that capital gains and stock option tax receipts will account for 12.9 percent of General Fund revenues in 2005-06 and 13.1 percent of General Fund revenue in 2006-07.

Sales Tax

The sales tax is imposed upon retailers for the privilege of selling tangible personal property in California. Most retail sales and leases are subject to the tax. However, exemptions have been provided for certain essentials such as food for home consumption, prescription drugs, gas delivered through mains and electricity. Other exemptions provide relief for a variety of sales ranging from custom computer software to aircraft.

As of January 1, 2006, the breakdown of the base state and local sales tax rate of 7.25 percent is as follows:

•	5 percent imposed as a state General Fund tax;

•	0.5 percent dedicated to local governments for health and welfare program realignment (Local Revenue Fund);

•	0.5 percent dedicated to local governments for public safety services (Local Public Safety Fund);

•	1 percent local tax imposed under the Uniform Local Sales and Use Tax Law, with 0.25 percent dedicated to county transportation purposes and 0.75 percent for city and county general-purpose use; and

•	0.25 percent deposited into the Fiscal Recovery Fund to repay the state’s economic recovery bonds (the “Special Sales Tax”).

Existing law provides that 0.25 percent of the basic 5 percent state tax rate may be suspended in any calendar year upon certification by the Director of Finance by November 1 in any year in which both of the following occur: (1) the General Fund reserve (excluding the revenues derived from the 0.25 percent sales and use tax rate) is expected to exceed 3 percent of revenues in that fiscal year (excluding the revenues derived from the 0.25 percent sales and use tax rate) and (2) actual revenues for the period May 1 through September 30 equal or exceed the May Revision forecast. The 0.25 percent rate will be reinstated the following year if the Director of Finance subsequently determines conditions (1) or (2) above are not met for that fiscal year. The Department of Finance estimates that the reserve level will be insufficient to trigger a reduction for calendar year 2007.

Existing law provides that the Special Sales Tax will be collected until the first day of the calendar quarter at least 90 days after the Director of Finance certifies that all economic recovery bonds and related obligations have been paid or retired or provision for their repayment has been made or enough sales taxes have been collected to pay all economic recovery bonds and related obligations to final maturity. At such time the Special Sales Tax will terminate and the city and county portion of taxes under the Uniform Local Sales and Use Tax will be automatically increased by 0.25 percent.

Senate Constitutional Amendment No. 4, approved by the voters as Proposition 1A in the November 2004 election, amended the state Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by restricting the state from lowering the local sales tax rate or changing the allocation of local sales tax revenues without meeting certain conditions.

Corporation Tax

Corporation tax revenues are derived from the following taxes:

1. The franchise tax and the corporate income tax are levied at an 8.84 percent rate on profits. The former is imposed on corporations for the privilege of doing business in California, while the latter is imposed on corporations that derive income from California sources but are not sufficiently present to be classified as doing business in the state.

2. Banks and other financial corporations are subject to the franchise tax plus an additional tax at the rate of 2 percent on their net income. This additional tax is in lieu of personal property taxes and business license taxes.

3. The AMT is similar to that in federal law. In general, the AMT is based on a higher level of net income computed by adding back certain tax preferences. This tax is imposed at a rate of 6.65 percent.

4. A minimum franchise tax of up to $800 is imposed on corporations subject to the franchise tax but not on those subject to the corporate income tax. New corporations are exempted from the minimum franchise tax for the first two years of incorporation.

5. Sub-Chapter S corporations are taxed at 1.5 percent of profits.

On February 23, 2004, the U.S. Supreme Court denied the Franchise Tax Board’s appeal requesting review of the decision in Farmer Brothers Company v. Franchise Tax Board, a tax refund case which involved the deductibility of corporate dividends. The exact amount and timing of such refunds is yet to be determined, although potential revenue losses could total $400 million over several fiscal years through 2007-08 (some revenue gains are expected in fiscal years after that). These revenue losses are included in state budget projections for fiscal years 2005-06 and 2006-07.

Insurance Tax

The majority of insurance written in California is subject to a 2.35 percent gross premium tax. For insurers, this premium tax takes the place of all other state and local taxes except those on real property and motor vehicles. Exceptions to the 2.35 percent rate are certain pension and profit-sharing plans which are taxed at the lesser rate of 0.5 percent, surplus lines and nonadmitted insurance at 3 percent and ocean marine insurers at 5 percent of underwriting profits.

Estate Tax; Other Taxes

The California estate tax is based on the state death tax credit allowed against the federal estate tax. The California estate tax is designed to pick up the maximum credit allowed against the federal estate tax return. The federal Economic Growth and Tax Relief Reconciliation Act of 2001 (the “Economic Growth and Tax Relief Reconciliation Act”) phases out the federal estate tax by 2010. As a consequence, the Economic Growth and Tax Relief Reconciliation Act resulted in the reduction of the state estate tax revenues by 25 percent in calendar year

2002, 50 percent in calendar year 2003, and 75 percent in calendar year 2004, and the elimination of the state estate tax beginning in calendar year 2005. The provisions of this federal act sunset after 2010. At that time, the federal estate tax will be reinstated along with the state’s estate tax, unless future federal legislation is enacted to make the provisions permanent.

Other General Fund major taxes and licenses include: Inheritance and Gift Taxes; Cigarette Taxes; Alcoholic Beverage Taxes; Horse Racing License Fees and Trailer Coach License Fees.

Special Fund Revenues

The California Constitution and statutes specify the uses of certain revenue. Such receipts are accounted for in various special funds. In general, special fund revenues comprise three categories of income:

•	Receipts from tax levies which are allocated to specified functions, such as motor vehicle taxes and fees and certain taxes on tobacco products.

•	Charges for special services to specific functions, including such items as business and professional license fees.

•	Rental royalties and other receipts designated for particular purposes (e.g., oil and gas royalties).

Motor vehicle related taxes and fees accounted for about 37 percent of all special fund revenues in fiscal year 2004-05. Principal sources of this income are motor vehicle fuel taxes, registration and weight fees and vehicle license fees. During fiscal year 2004-05, $8.2 billion was derived from the ownership or operation of motor vehicles. About $3.3 billion of this revenue was returned to local governments. The remainder was available for various state programs related to transportation and services to vehicle owners.

Taxes on Tobacco Products

As a result of Proposition 99, approved by the voters in 1988, and Proposition 10, approved by the voters in 1998, the state imposes an excise tax on cigarettes of 87 cents per pack and the equivalent rates on other tobacco products. Tobacco product excise tax revenues are earmarked as follows:

1. Fifty cents of the per-pack tax on cigarettes and the equivalent rate levied on non-cigarette tobacco products are deposited in the California Children and Families First Trust Fund and are allocated primarily for early childhood development programs.

2. Twenty-five cents of the per-pack tax on cigarettes and the equivalent rates levied on non-cigarette tobacco products are allocated to the Cigarette and Tobacco Products Surtax Fund. These funds are appropriated for anti-tobacco education and research, indigent health services, and environmental and recreation programs.

3. Ten cents of the per-pack tax is allocated to the state’s General Fund.

4. The remaining two cents of the per-pack tax is deposited into the Breast Cancer Fund.

Local Governments

The primary units of local government in California are the counties, which range in population from 1,200 in Alpine County to approximately 10 million in Los Angeles County. Counties are responsible for the provision of many basic services, including indigent health care, welfare, jails, and public safety in unincorporated areas. There are also 478 incorporated cities in California and thousands of special districts formed for education, utilities, and other services. The fiscal condition of local governments has been constrained since Proposition 13, which added Article XIII A to the State Constitution (“Proposition 13”), was approved by California voters in 1978. Proposition 13 reduced and limited the future growth of property taxes and limited the ability of local governments to impose “special taxes” (those devoted to a specific purpose) without two-thirds voter approval. Proposition 218, another initiative constitutional amendment enacted in 1996, further limited the ability of local governments to raise taxes, fees, and other exactions. Counties, in particular, have had fewer options to raise revenues than many other local government entities, while they have been required to maintain many services.

In the aftermath of Proposition 13, the state provided aid to local governments from the General Fund to make up some of the loss of property tax moneys, including assuming principal responsibility for funding K-12 schools and community colleges. During the recession of the early 1990s, the Legislature eliminated most of the remaining components of post-Proposition 13 aid to local government entities other than K-12 schools and community colleges by requiring cities and counties to transfer some of their property tax revenues to school districts. However, the Legislature also provided additional funding sources, such as sales taxes, and reduced certain mandates for local services funded by cities and counties.

The 2004 Budget Act, related legislation and the enactment of Senate Constitutional Amendment No. 4 (described below) dramatically changed the state-local fiscal relationship. These constitutional and statutory changes implemented an agreement negotiated between the Governor and local government officials (the “state-local agreement”) in connection with the 2004 Budget Act. One change relates to the reduction of the vehicle license fees (“VLF”) rate from 2 percent to 0.65 percent of the market value of the vehicle. In order to protect local governments, which have previously received all VLF revenues, the reduction in VLF revenue to cities and counties from this rate change was replaced by an increase in the amount of property tax they receive.

As part of the state-local agreement, Senate Constitutional Amendment No. 4 was enacted by the Legislature and subsequently approved by the voters as Proposition 1A (“Proposition 1A”) at the November 2004 election. Proposition 1A amended the State Constitution to, among other things, reduce the Legislature’s authority over local government revenue sources by placing restrictions on the state’s access to local governments’ property, sales, and vehicle license fee revenues as of November 3, 2004. Beginning with fiscal year 2008-09, the state will be able to borrow up to 8 percent of local property tax revenues, but only if the Governor proclaims such action is necessary due to a severe state fiscal hardship, two-thirds of both houses of the Legislature approves the borrowing and the amount borrowed is required to be paid back within three years. The state also will not be able to borrow from local property tax revenues for more than 2 fiscal years within a period of 10 fiscal years, and only if previous borrowings have been repaid. In addition, the state cannot reduce the local sales tax rate or restrict the authority of the local governments to impose or change the distribution of the statewide local sales tax. Proposition 1A also prohibits the state from mandating activities on cities, counties or special districts without providing for the funding needed to comply with the mandates. Beginning in fiscal year 2005-06, if the state does not provide funding for the activity that has been determined to be mandated, the requirement on cities, counties or special districts to abide by the mandate would be suspended. In addition, Proposition 1A expanded the definition of what constitutes a mandate to encompass state action that transfers to cities, counties and special districts financial responsibility for a required program for which the state previously had partial or complete responsibility. The state mandate provisions of Proposition 1A do not apply to schools or community colleges or to mandates relating to employee rights.

Vehicle License Fee

Prior to enactment of the 2004 Budget Act, VLF were assessed in the amount of two percent of a vehicle’s depreciated market value for the privilege of operating a vehicle on California’s public highways. A program to offset (or reduce) a portion of the VLF paid by vehicle owners was established by Chapter 322, Statutes of 1998. Beginning January 1, 1999, a permanent offset of 25 percent of the VLF paid by vehicle owners became operative. Various pieces of legislation increased the amount of the offset in subsequent years to the existing statutory level of 67.5 percent of two percent (resulting in an effective rate of 0.65 percent). This level of offset provided tax relief of $4.3 billion in fiscal year 2003-04.

In connection with the offset of the VLF, the Legislature authorized appropriations from the state General Fund to “backfill” the offset so that local governments, which receive all of the vehicle license fee revenues, would not experience any loss of revenues. The legislation that established the VLF offset program also provided that if there were insufficient General Fund moneys to fully “backfill” the VLF offset, the percentage offset would be reduced proportionately (i.e., the license fee payable by drivers would be increased) to assure that local governments would not be disadvantaged. In June 2003, the Director of Finance under the Davis Administration ordered the suspension of VLF offsets due to a determination that insufficient General Fund moneys would be available for this purpose, and, beginning in October 2003, VLF paid by vehicle owners were restored to the 1998 level. However, the offset suspension was rescinded by Governor Schwarzenegger on November 17, 2003, and offset payments to local governments resumed. Local governments received “backfill” payments totaling $3.80 billion in fiscal year 2002-03 and $3.1 billion in fiscal year 2003-04. In addition, the state-local agreement also provides for the repayment by August 2006 of the approximately $1.2 billion that was not received by local governments from July to October of 2003, which is the time period between the suspension of the offsets and the implementation of higher fees.

Beginning in fiscal year 2004-05, the state-local agreement permanently reduced the VLF rate to 0.65 percent, and eliminated the General Fund offset program. The State Constitution, amended by the voter approval of Proposition 1A in the November 2004 election, codifies the obligation of the state to provide replacement revenues to local governments for revenues lost as a result of the decrease in VLF rate below the current level of 0.65 percent of the market value of the vehicle.

The 2005 Budget Act provided for the early repayment, in fiscal year 2005-06, of the whole $1.2 billion in VLF backfill payments owed to local governments which took place in August 2005.

Trial Courts

Prior to legislation enacted in 1997, local governments provided the majority of funding for the State’s trial court system. The legislation consolidated the trial court funding at the State level in order to streamline the operation of the courts, provide a dedicated revenue source, and relieve fiscal pressure on the counties. The State’s trial court system will receive approximately $2.4 billion and $2.6 billion in State resources in fiscal years 2005-06 and 2006-07, respectively, and $475 million in resources from the counties in each fiscal year.

Welfare System

The entire statewide welfare system was changed in response to the change in federal welfare law enacted in 1996. Under California Work Opportunity and Responsibility to Kids (“CalWORKs”) program, counties are given flexibility to develop their own plans, consistent with State law, to implement the program and to administer many of its elements, with costs for administrative and supportive services capped at the 1996-97 levels. As noted above, counties are also given financial incentives if, at the individual county level or statewide, the CalWORKs program produces savings associated with specified standards. Counties are still required to provide “general assistance” aid to certain persons who cannot obtain welfare from other programs.

Pension Trusts

The three principal retirement systems in which the State participates are CalPERS, the California State Teachers’ Retirement System (“CalSTRS”) and the University of California Retirement System (“UCRS”). The assets and liabilities of the funds administered by these systems as well as certain other retirement funds administered by the State, are included in the financial statements of the State as fiduciary funds.

CalPERS

CalPERS administers the Public Employment Retirement Fund (“PERF”), which is a multiple-employer defined benefit plan. In addition to the State, employer participants, as of June 30, 2005, included 1,059 school districts and 1,523 other public agencies. As of the same date, PERF had 1,016,982 active and inactive program members and 431,901 benefit recipients. The payroll for State employees covered by PERF for fiscal year 2003-04 was approximately $12.7 billion.

Employees, except those participating in the non-contributory, second tier plan (and who receive generally lower benefits) contribute to PERF based upon required contribution rates. Approximately 6.5 percent of the employees participate in the second tier plan. As part of a memorandum of understanding with the employee unions, the State agreed to suspend employee contributions for miscellaneous and industrial employees for fiscal years 2002-03 and 2003-04. The impact on the unfunded liability from suspending the employee contribution for two years was $354.5 million. These contributions will be repaid over the next thirty years through contributions toward the unfunded liability.

Contributions to PERF are determined annually on an actuarial basis. Payments into PERF are made from the employer contributions, including the State, and employee contributions. State contributions are made from the General Fund, Special Funds, and Non-Governmental Cost Funds.

The increased contributions starting in fiscal years 2001-02 are due to several factors, including poor investment returns in the early 2000’s. and benefit enhancements enacted in 1999.

Each employer (including the State) contributes an amount equal to the sum of the normal cost and amortization of the unfunded actuarial accrued liability, if any. Actuarial valuations of the PERF are performed as of June 30 of each year. The most recent valuation, dated June 30, 2004, showed an actuarial accrued unfunded liability allocable to State employees of $12.7 billion. The actuarial valuation for PERF was based upon an assumed 7.75 percent investment return. The average net rate of return experienced by PERF over the past fifteen years, ten years and five years (in each case through fiscal year 2003-04) has been 9.6 percent, 9.7 percent, and 3.5 percent, respectively.

On April 19, 2005, the Board of Directors of CalPERS adopted a new policy for calculating the actuarial value of assets, spreading market value asset gains and losses over 15 years (rather than the current 3 years) and changing the corridor limits for the actuarial value of assets from 90 percent-110 percent of market value to 80 percent -120 percent of market value. In addition, CalPERS will calculate the annual contribution amount with regard to gains and losses as a rolling 30 year amortization of all remaining unamortized gains or losses as opposed to the current 10 percent of such gains and losses. The effect of this policy will reduce the State’s fiscal year 2005-06 General Fund contribution to CalPERS by $152 million ($251.5 million from all funds) from what was originally budgeted for fiscal year 2005-06, substantially all due to the longer spreading periods. The new policy resulted in slightly lower rates in 2006-07 since losses from previous years are spread out over a longer period of time.

CalSTRS

CalSTRS administers the Teacher’s Retirement Fund, which is an employee benefit trust fund created to administer the State Teachers’ Retirement Plan (“STRP”). STRP is a cost-sharing, multi employer, defined benefit pension plan that provides for retirement, disability and survivor benefits to teachers and certain other employees of the California public school system. The STRP is comprised of three programs: the Defined Benefit Program (“DB Program”), the Defined Benefit Supplement Program (“DBS”), and the Cash Balance Benefit Program. Within the DB Program there is also a Supplemental Benefits Maintenance Account (“SBMA”) which provides purchasing power protection for retired members. As of June 30, 2004, the DB Program had approximately 1,200 contributing employers, approximately 560,808 active and inactive program members and 193,245 benefit recipients.

The State’s General Fund contributions to the DB Program and the SBMA are established by statute. The contribution rate to the DB Program is currently 2.017 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year. This percentage resulted in a $472 million contribution for fiscal year

2004-05. The contribution rate to the SBMA is currently 2.5 percent of teacher payroll for the fiscal year ending in the immediately preceding calendar year. This percentage resulted in a $585 million contribution for fiscal year 2004-05. In 2004, CalSTRS actuaries determined that there was an unfunded liability associated with the 1990 benefit structure and, as a result, the State was required to pay an additional 0.524 percent ($92 million from the General Fund) in fiscal year 2004-05 and one quarterly payment of $31 million in fiscal year 2005-06 to the DB Program. The 2004 valuation of CalSTRS found the 1990 benefit structure to be fully funded and the State will not be required to make this additional contribution in fiscal year 2005-06.

Each employer contributes 8.25 percent of payroll, while employees contribute 8 percent of pay. Actuarial valuations of the DB Program are typically performed as of June 30 of odd-numbered years. However, CalSTRS agreed to perform an actuarial valuation as of June 30, 2004. This valuation showed an actuarial accrued unfunded liability of $24 billion. The actuarial valuation of the DB Program was based upon an assumed 8 percent investment return. The average net rate of return experienced by the DB Program over the past fifteen years, ten years and five years (in each case through fiscal year 2003-04) was 9.5 percent, 9.6 percent and 3.7 percent, respectively.

UC Regents

The University of California Retirement System consists of: (i) a retirement plan, which is a single employer defined benefit plan funded with university and employee contributions (“UCRP”); (ii) a voluntary early retirement incentive program, which is a defined benefit plan for employees who take early retirement (“PERS-VERIP”); and (iii) three defined benefit contributions plans. As of June 30, 2005, plan membership totaled 215,016, comprised of 124,642 active members, 47,123 inactive members, and 43,251 retirees and beneficiaries receiving benefits.

The State does not make any contributions to the University of California Retirement System. As of June 30, 2005, employee and employer contributions were not required to UCRP and PERS-VERIP, due to the fully funded status of each plan.

Post Retirement Benefits

The State also provides post-employment health care and dental benefits to its employees, and recognizes these costs on a “pay-as-you-go” basis. The cost of these benefits in fiscal year 2006-07 is estimated at slightly over $1 billion, in comparison to an estimated $895 million in fiscal year 2005-06 and $801 million for fiscal year 2004-05. As of June 30, 2005, approximately 124,695 retirees were enrolled to receive health benefits and 98,900 to receive dental benefits. The employer contribution for health premiums maintains the average 100/90 percent contribution formula established in Government Code. Under this formula, the State averages the premiums of the four largest health benefit plans in order to calculate the maximum amount the state will contribute toward the retiree’s health benefits. The State also contributes 90 percent of this average for the health benefits of each of the retiree’s dependents. Employees vest for this benefit after serving ten years with the State. With ten years of service credit, employees are entitled to 50 percent of the state’s full contribution. This rate increases by 5 percent per year and with 20 years of service, the employee is entitled to the full 100/90 formula.

On June 21, 2004, GASB released its Governmental Accounting Standard Board Statement No. 45, Accounting and Financial Reporting by Employers for Post-employment Benefits Other Than Pensions (“Statement No. 45”). Statement No. 45 establishes standards for the measurement, recognition and display of post-employment healthcare as well as other forms of post-employment benefits, such as life insurance, when provided separately from a pension plan expense or expenditures and related liabilities in the financial reports of state and local governments. Under Statement No. 45, governments will be required to: (i) measure the cost of benefits, and recognize other post-employment benefits expense, on the accrual basis of accounting in periods that approximate employees’ years of service; (ii) provide information about the actuarial liabilities for promised benefits associated with past services and whether, or to what extent, those benefits have been funded; and

provide information useful in assessing potential demands on the employer’s future cash flows. Statement 45 reporting requirements are effective for the State in the fiscal year beginning July 1, 2007. The state plans to include the actuarial computation of its liability for post-employment health care benefits in the 2007-08 financial statements.

The 2006-07 Governor’s Budget proposes that the State Controller’s Office will contract with a private actuarial firm to calculate the state’s liability for these benefits. Such report, when made, may negatively affect the state’s financial reports and impact its credit ratings if the state does not adequately manage the long-term costs for other post employment benefits. Recently, the Legislative Analyst’s Office released a report suggesting that the unfunded liability for these benefits could be tens of billions of dollars, and that the cost to fully amortize the unfunded liability could be several billion dollars annually. The costs suggested by the Legislative Analyst’s Office are not based on any actuarial projections reflecting data for California, and may or may not be consistent with the results of the proposed actuarial valuation.

PRIOR FISCAL YEARS’ FINANCIAL RESULTS

The California economy grew strongly between 1994 and 2000, generally outpacing the nation, and as a result, for the five fiscal years from 1995-96 to 1999-00, the General Fund tax revenues exceeded the estimates made at the time the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, to make up shortfalls from reduced federal health and welfare aid and to fund new program initiatives, including education spending above Proposition 98 minimums, tax reductions, aid to local governments and infrastructure expenditures. The State ended the 2000-2001 fiscal year with a budget reserve of $5.39 billion.

However, during fiscal year 2001-02, the State experienced an unprecedented drop in revenues compared to the prior year. The three largest tax sources generated only $59.7 billion, a drop of over $13 billion from fiscal year 2000-01, the vast bulk of which was attributable to reduced personal income taxes from stock option and capital gains activity. This revenue shortfall (as well as the temporary delay in the issuance of the DWR power revenue bonds to reimburse the State for energy purchases during the energy crisis), resulted in a substantial budgetary deficit and cash flow difficulties. Despite a mid-year spending freeze for many State agencies and spending reductions and deferrals, the State ended fiscal year 2001-02 with a $2.1 billion negative fund balance.

2002 Budget Act

The 2002-03 Governor’s Budget, released on January 10, 2002 (the “2002-03 Governor’s Budget”) projected a combined budget gap for fiscal years 2001-02 and 2002-03 of approximately $12.5 billion due, in part, to a decline in General Fund revenues attributable to the national economic recession combined with the stock market decline. Personal income tax receipts, which include stock option and capital gains realizations, continued to be affected by the slowing economy and stock market decline. By the time the 2002 Budget Act was signed by Governor Davis on September 5, 2002, the 2002 Budget Act projected a $23.6 billion gap between expenditures and resources. The spending gap was addressed through a combination of program reductions, inter-fund borrowings, fund shifts, payment deferrals, accelerations and transfers, debt service restructuring savings and modest tax changes.

Within a few months after the 2002 Budget Act was adopted, it became evident that revenue projections incorporated in the 2002 Budget Act were substantially overstated and that certain program cost savings included in the 2002 Budget Act would not be realized.

Despite mid-year budget adjustment legislation, totaling about $10.4 billion in spending reductions, deferrals and funding transfers (including a $1.1 billion deferral of K-12 education funding into the 2003-04 fiscal year), the State’s fiscal condition continued to deteriorate. The State ended fiscal year 2002-03 with a $7.5 billion negative fund balance.

2003 Budget Act

The 2003-04 Governor’s Budget, released on January 10, 2003 (the “2003-04 Governor’s Budget”), projected a significant downward revision in State revenues. The 2003-04 Governor’s Budget projected revenues from the three largest tax sources to be about $61.7 billion in fiscal year 2002-03, more than $6 billion lower than projected in the 2002 Budget Act. The 2003-04 Governor’s Budget projected total revenues and transfers of $73.1 billion and $69.2 billion in fiscal years 2002-03 and 2003-04 respectively. The 2003-04 Governor’s Budget projected a $34.6 billion cumulative budget shortfall through June 30, 2004.

By the time of the Governor’s May Revision, the cumulative budget shortfall estimates for fiscal years 2002-03 and 2003-04 had increased from $34.6 billion to $38.2 billion (in part due to the delay of the issuance of $2 billion tobacco securitization bonds).

The 2003 Budget Act was adopted by the Legislature on July 29, 2003, along with a number of implementing measures, and signed by Governor Davis on August 2, 2003. Under the 2003 Budget Act, General Fund revenues were projected to increase 3.3 percent, from $70.9 billion in fiscal year 2002-03 to $73.3 billion in fiscal year 2003-04.

The June 30, 2004 reserve was projected in the 2003 Budget Act to be just over $2 billion. This projection reflected the elimination of the $10.675 billion accumulated deficit through June 30, 2003 (as estimated in the 2003 Budget Act), through the issuance of long-term deficit recovery bonds (later approved as economic recovery bonds). The projection also assumed other external borrowings (including $929 million in pension bonds, which were not issued, and $2.3 billion in tobacco bonds, which were issued), as well the continued use of Proposition 98 and other payment deferrals, inter-fund borrowings, fund shifts, accelerations and transfers to address the deficit.

The State ended fiscal year 2003-04 with a reserve of $1.7 billion.

2004 Budget Act

The 2004 Budget Act was adopted by the Legislature on July 29, 2004, along with a number of implementing measures, and signed by the Governor on July 31, 2004. In approving the budget, the Governor vetoed $116 million in appropriations (including $80 million in General Fund appropriations). The 2004 Budget Act largely reflected the proposals contained in the 2004-05 May Revision, including the application for budgetary purposes of $2 billion of proceeds of the economic recovery bonds issued in fiscal year 2003-04.

Under the 2004 Budget Act, General Fund revenues were projected to increase 3.6 percent, from $74.6 billion in fiscal year 2003-04 (which included approximately $2.3 billion in additional tobacco securitization bond proceeds) to $77.3 billion in fiscal year 2004-05. The revenue projections assumed a continuing rebound in California’s economy as reflected in several key indicators. Excluding the impact of the economic recovery bonds, General Fund expenditures were estimated to increase by 6.7 percent, from $75.6 billion in fiscal year 2003-04 to $80.7 billion in fiscal year 2004-05. The June 30, 2005 reserve was projected to be $768 million, compared to an estimated June 30, 2004 reserve of $2.198 billion.

In summary, the 2004 Budget Act addressed a projected $13.9 billion budget shortfall through expenditure cuts ($4.0 billion or 28.7 percent), cost avoidance ($4.4 billion or 31.7 percent), fund shifts ($1.6 billion or 11.2 percent), loans or borrowing ($2.1 billion or 15.4 percent), and transfers and other revenue ($1.8 billion or 13.0 percent).

The 2004 Budget Act contained the following major components:

1. Rebasing Proposition 98 Minimum Funding Guarantee—The level of Proposition 98 appropriations was reset at a level approximately $2 billion less than would otherwise be required for fiscal year 2004-05 pursuant to legislation relating to the 2004 Budget Act.

2. Higher Education—A new fee policy for higher education was implemented whereby future undergraduate and graduate level fee increases are tied to increases in per-capita personal income, with flexibility to increase fees by not more than an average of 10 percent a year over the next three years. Under the fee policy, graduate fees may increase at rates in excess of undergraduate fees until a 50 percent differential is achieved. In fiscal year 2004-05, fees were increased 14 percent for undergraduates and 20 percent for graduate students (25 percent for CSU graduate students majoring in non-teacher preparation programs). The new long-term policy is designed to ensure that public university students are protected from future dramatic fee increases as a consequence of declines in General Fund resources. The 2004 Budget Act included $750 million in various spending reductions for higher education from otherwise mandated levels.

3. Health and Human Services—While the Administration proposed major reforms of the Medi-Cal program, any such reforms were expected to take at least one year to implement. As a result, the 2004 Budget Act did not include any savings attributed to Medi-Cal redesign. Other strategies independent of the Medi-Cal redesign were included in the 2004 Budget Act, such as the implementation of Medi-Cal rate increases for County Organized Health Systems and Pharmacy Reimbursement Realignment. In addition, increased work incentives under the CalWORKs program were proposed. The budget included $992 million in reductions in various social service programs from otherwise mandated levels. Based on updated projections of caseload and cost-per-case, these savings are now estimated to be $1 billion in fiscal year 2004-05.

4. Pension Reform—The 2004 Budget Act eliminated State contributions to CalPERS on behalf of new State employees for the first two years of employment. In addition, the 2004 Budget Act assumed the issuance of $929 million pension obligation bonds to cover a portion of the State’s required contributions to Ca1PERS in fiscal year 2004-05. The pension bonds were not issued in fiscal year 2004-05 due to litigation delays.

5. Substantially Reduced External Borrowings—As stated above, the 2004 Budget Act assumed the issuance of $929 million in pension obligation bonds to pay a portion of the pension obligations in fiscal year 2004-05. In addition, approximately $2 billion of economic recovery bond proceeds, which were deposited in the Deficit Recovery Fund, were used to offset fiscal year 2004-05 General Fund expenditures. In contrast, in fiscal year 2003-04, aggregate borrowings to address current expenses and accumulated deficits are estimated at $11.5 billion, including $2.3 billion of tobacco securitization proceeds and $9.2 billion of economic recovery proceeds (representing approximately $11.254 billion of total bond proceeds, less $2.012 billion deposited into the Deficit Recovery Fund for application in fiscal year 2004-05).

6. Tax Relief—The 2004 Budget Act reflects the elimination of the VLF offset program beginning in fiscal year 2004-05.

7. Indian Gaming—The 2004 Budget Act included $300 million in revenues as a result of the renegotiation of tribal gaming compacts and the negotiation of new compacts with tribes that wish to expand gaming activities. As described below, the State now assumes the receipt of only $19 million in such revenues in fiscal year 2004-05. The 2004 Budget Act authorized the State to sell an additional revenue stream received from payments made by certain Indian tribes to secure up to $1.5 billion of securities, the proceeds of which will be used by the State to repay prior transportation loans. As described below, pending litigation relating to the Indian gaming compacts has delayed the issuance of these securities.

8. Other Revenue Enhancements and Expenditure Reductions—The 2004 Budget Act also included: (i) $1.206 billion in savings for the suspension of the Transportation Investment Fund (Proposition 42) transfer; (ii) $450 million in savings from deposits of punitive damages awards used to offset General Fund costs in fiscal year 2004-05; (iii) $206 million for spending reductions that would result from changes in the correctional system; and (iv) $150 million of additional savings pursuant to Control Section 4.10 of the 2004 Budget Act (which gives the Department of Finance the authority to reduce appropriations in certain circumstances). Current budget projections for fiscal year 2004-05 assume no savings from punitive damages.

Fiscal Year 2004-05 Revised Estimates

The May Revision of the 2005-06 Governor’s Budget, released on May 13, 2005, (the “2005-06 May Revision”) projected that the State would end fiscal year 2004-05 with a reserve of $6.073 billion, up approximately $5.305 billion from estimates made at the time of the 2004 Budget Act. Under the 2005-06 Budget Act, General Fund revenues and transfers for fiscal year 2004-05 were projected at $79.9 billion, an increase of $2.6 billion compared with 2004 Budget Act estimates. These revenue and transfer projections include the following significant adjustments since the 2004 Budget Act:

•	$3.779 billion increase in major tax revenues due to the improved economic forecast;

•	$281 million loss in revenues due to delays in renegotiations of tribal gaming compacts;

•	$577 million loss in revenues due to pending litigation contesting the issuance of pension obligation bonds (bond issuance is now assumed in fiscal year 2005-06); and

•	$3.457 billion gain to beginning balance for amnesty related payments, which is offset by a $1.364 billion loss in revenues related to refunds/accelerations related to amnesty revenues, as described below.

Chapter 226, Statutes of 2004, created a personal income tax, corporate tax, and sales and use tax amnesty program for 2002 and prior years. Penalties were waived for taxpayers who applied for the amnesty during the amnesty period of February 1, 2005 to March 31, 2005. The effect of amnesty on the accounting for General Fund revenues has been distortive since payments for years before the current year are accounted for as a “prior year adjustment” for the current year rather than being carried back to those earlier years. Additionally, since some payments were made in advance of future year payments the revenue estimates in the current year, the budget year, and beyond will be lower even though the payments received are accounted for as “prior year adjustments” to the current year. Moreover, much of the money that came in during the amnesty period was in the form of “protective payments,” amounts submitted to avoid the extra penalty, but that would have otherwise been submitted in future years, or that will prove not to have been due at all, as some taxpayers will win their disputes. These refunds must be accounted for in future years.

For budgetary purposes, revenues from the amnesty program resulted in a carry-over adjustment increasing the beginning General Fund balance for fiscal year 2004-05 by $3.8 billion. This carry over adjustment will be reduced by $1.5 billion in fiscal year 2004-05, $1.1 billion in fiscal year 2005-06 and $0.9 billion in fiscal year 2006-07, to account for refunds and the recognition of income. The 2005-06 Budget Act estimates a net multi-year General Fund revenue gain from the amnesty program at $380 million, which represents a $180 million increase from the $200 million gain assumed at the time of the 2005-06 Governor’s Budget. These amounts constitute one-time revenues that the 2005 Budget Act proposes to use for one-time purposes.

Under the 2005 Budget Act, General Fund expenditures for fiscal year 2004-05 are projected at $81.7 billion, an increase of $1.0 billion compared with 2004 Budget Act estimates. These expenditure projections include the following significant increases (some of which is offset by reductions not reflected here) since the 2004 Budget Act:

•	$258 million in additional Proposition 98 expenditures;

•	$450 million in additional expenditures due to the elimination of the assumption that punitive damages award revenues in this amount would be available for deposit into the General Fund;

•	$150 million in additional expenditures due to the elimination of the assumption that California Performance Review reorganization savings would be realized in this amount;

•	$352 million in additional expenditures due to pending litigation contesting the issuance of pension obligation bonds (This expenditure reduction assumption is now shifted to fiscal year 2005-06, assuming the issuance of pension obligation bonds);

•	$157 million in additional expenditures due to enrollment and population growth;

•	$101 million in additional expenditures for nursing facilities; and

•	$88 million in additional expenditures for increased trial courts costs.

As of the 2006-07 Governor’s Budget, the 2004-05 fiscal year ended with a budgetary reserve of $9,112.3 million, an increase of $2,255.3 million from the estimate as of the 2005 Budget Act. Most of this increase is attributed to stronger receipts in Personal Income Tax ($706 million), Corporation Tax ($996 million), and Sales and Use Tax ($526 million), which were attributed to the 2004-05 fiscal year.

CURRENT STATE BUDGET

Background

The 2005-06 Governor’s Budget, released on January 10, 2005, after funding a $500 million reserve, closed an estimated $9.1 billion gap between resources and expenditures primarily through the use of $1.7 billion of Economic Recovery Bonds, suspending the $1.3 billion transfer from the General Fund of sales taxes on fuels to transportation programs pursuant to Proposition 42, not appropriating $2.3 billion of Proposition 98 increases, and other spending reductions. The 2005-06 May Revision, released on May 13, 2005, reflected an increase in General Fund revenues compared to January of about $3.7 billion due to economic growth and about $3.9 billion in one-time revenues over the 2004-05 and 2005-06 time periods due to the tax amnesty program. With the increased revenues, the May Revision proposed to eliminate the use of Economic Recovery Bonds, fully fund transportation programs under Proposition 42, and pay back 50 percent of the Vehicle License Fee Gap (subsequently increased to 100 percent at Budget Act) owed to local governments, among other things.

2005 Budget Act

The 2005 Budget Act was adopted by the Legislature on July 7, 2005, along with a number of implementing measures, and signed by the Governor on July 11, 2005. In approving the budget, the Governor vetoed $190 million in appropriations (including $115 million in General Fund appropriations).

Under the 2005 Budget Act, General Fund revenues and transfers are projected to increase 5.7 percent, from $79.9 billion in fiscal year 2004-05 to $84.5 billion in fiscal year 2005-06. The revenue projections assume continued but moderating growth in California’s economy as reflected in several key indicators. The 2005 Budget Act contains General Fund appropriations of $90.0 billion, compared to $81.7 billion in 2004-05. The difference between revenues and expenditures in fiscal year 2005-06 is funded by using a part of the $7.5 billion fund balance at June 30, 2005. The June 30, 2006 reserve is projected to be $1.302 billion, compared to an estimated June 30, 2005 reserve of $6.857 billion. About $900 million of this reserve will be set aside for payment in fiscal year 2006-07 of tax refunds and other adjustments related to the tax amnesty program implemented in early 2005.

The 2005 Budget Act also includes Special Fund expenditures of $23.3 billion and Bond Fund expenditures of $4.0 billion. The state issued $3.0 billion of Revenue Anticipation Notes (RANs) to meet the state’s short-term cash flow needs for fiscal year 2005-06.

The 2005 Budget Act was substantially similar to the Governor’s May Revision proposals. It contained the following major components:

1. Proposition 98—General Fund expenditures are proposed to increase by $2.582 billion, or 7.6 percent, to $36.6 billion. This reflects increases in the Proposition 98 guaranteed funding level resulting from increases in General Fund revenues in fiscal year 2005-06, adjusted for changes in local revenues. The Budget Act fully funds enrollment growth and a 4.23 percent cost of living increase. Per pupil spending under Proposition 98 is projected to be $7,402, compared to $7,023 in the previous year. The Budget reflects savings of $3.8 billion in

2004-05, which will be restored to the Proposition 98 budget in future years as General Fund revenue growth exceeds personal income growth.

2. Higher Education—The 2005 Budget Act marks the first year of funding for the Higher Education Compact under this Administration. The Compact was signed in spring 2004 with both UC and CSU to provide funding stability for enrollment growth and basic support over the next six fiscal years. The 2005 Budget Act provides for total Higher Education funding of $17.8 billion from all revenue sources, including $10.2 billion General Fund. General Fund support for both the UC and CSU was increased by $134 million (about 5 percent) compared to 2004-05. The Budget Act assumes fee increases for undergraduate and graduate students, consistent with the Compact, which have been approved by the UC and CSU governing boards.

3. Health and Human Services—The 2005 Budget Act increases General Fund expenditures by $2.1 billion, or 8.5 percent, to $27.1 billion for Health and Human Services programs. This increase consists of higher Medi-Cal expenditures of $1.3 billion, Department of Developmental Services expenditures of $152 million, Department of Mental Health expenditures of $306 million, and Department of Social Services expenditures of $55 million, among other things. The Budget reflects the suspension of the July 2005 and July 2006 CalWORKs grant cost-of-living-adjustments (COLAs), yielding General Fund savings of $136 million in 2005-06 and $139 million in 2006-07. The Budget further assumes the January 2006 and January 2007 COLAs for SSI/SSP recipients will be suspended for estimated General Fund savings of $132 million in 2005-06, $407.5 million in 2006-07, and $281 million in 2007-08. The Budget also includes federal fiscal relief of $223 million due to progress in implementing a single, statewide automated child support system.

4. Retirement and Employee Compensation—The 2005 Budget Act provides for full funding of the state’s statutory obligations to the State Teachers’ Retirement System (STRS). The 200506 May Revision had proposed to eliminate the state’s statutory contribution to the STRS Defined Benefit Program, estimated at $499.7 million for 2005-06. The Budget also reflects an augmentation of $355 million for salary increases and dental and vision premium increases for certain bargaining units.

5. Vehicle License Fee Gap Loan Repayment—The 2005 Budget Act fully repays the $1.2 billion that local governments lost between July and October of 2003, when the Vehicle License Fee offset program was temporarily suspended. The 2005-06 May Revision proposed a $593 million repayment. The state is not required to repay the gap loan until August of 2006. This payment was made in July 2005.

6. Transportation Funding—The Proposition 42 transfer is fully funded at an estimated $1.3 billion. The 2005 Budget Act includes a proposal, originally included in the 2004-05 budget, to provide about $1 billion for transportation programs from the sale of future receipts of gaming revenues from new compacts with several Indian tribes. The sale, and a related bond issue, are waiting for resolution of litigation concerning these compacts. In total, these two funding sources would provide additional resources for the following programs: $808 million for the Traffic Congestion Relief Fund, $719 million for the State Transportation Improvement Program, and $402 million for transit. In addition, $384 million from Proposition 42 and Indian Gaming will go towards the $1.52 billion in funding for local streets and roads.

7. Financial Instruments—The 2005 Budget Act reflects the state’s issuance of pension obligation bonds to fund approximately $525 million of the state’s 2005-06 retirement obligation to the California Public Employees’ Retirement System. The General Fund will be responsible for all future bond redemption costs. The state will make interest-only payments of approximately $33.6 million from 2006-07 through 2010-11 and $56.5 million in each fiscal year from 2011-12 through 2026-27. An adverse court ruling and the time required for an appeal makes it unlikely these bonds can be issued as planned. The Budget further reflects the results of the refinancing of a portion of the Golden State Tobacco Securitization Bonds. In exchange for its continued backing of these bonds, the General Fund received $525 million in August, 2005.

The original 2005-06 Governor’s Budget had included a proposal to issue $464 million of judgment bonds to finance the pending settlement of the Paterno lawsuit, but subsequent developments led to the removal of this proposal from the budget. The State has settled three related lawsuits through stipulated judgments. The largest settlement, in the amount of $428 million, provides for the State to make annual payments of $42.8 million per year, plus interest, for ten years; the payments are subject to annual appropriation by the Legislature. The first year’s payment, as well as $36 million to fully discharge the other two stipulated judgments, is included in the 2005 Budget Act.

8. Taxes—The Budget Act contains no new taxes.

Fiscal Year 2005-06 revised estimates in 2006-07 Governor’s Budget

The 2006-07 Governor’s Budget revised various revenue and expenditure estimates for 2005-06. The 2006-07 Governor’s Budget projects that the state will end fiscal year 2005-06 with a budgetary reserve of $6.5 billion, up $5.2 billion from estimates made at the time of the 2005 Budget Act. In addition to the 2005-06 changes in revenues and expenditures outlined below, this change in budgetary reserve is a result of $2.3 billion higher revenues in 2004-05. Under the 2006-07 Governor’s Budget, General Fund revenues and transfers for 2005-06 are projected at $87.7 billion, an increase of $3.2 billion compared with 2005 Budget Act estimates. This includes the following significant adjustments since the 2005 Budget Act:

•	$3.242 billion increase in major tax revenues due to the improved economic forecast;

•	$198 million increase due to higher State Lands Royalties and Unclaimed Property revenues;

•	$252 million loss in revenues due to not issuing pension obligation bonds as a result of pending litigation contesting their issuance.

Under the 2006-07 Governor’s Budget, General Fund expenditures for fiscal year 2005-06 are projected at $90.3 billion, an increase of $0.3 billion compared with 2005 Budget Act estimates. This includes the following significant changes since the 2005 Budget Act:

•	$273 million loss of expenditure savings due to not issuing pension obligation bonds as a result of pending litigation contesting their issuance;

•	$126 million in additional expenditures for employee compensation;

•	$117 million in additional expenditures due to caseload growth in the Medi-Cal program;

•	$280 million decrease in Proposition 98 expenditures;

•	$174 million decrease in non-Proposition 98 K-12 expenditures.

On February 24, 2006, the Governor proclaimed a State of Emergency based on a finding that conditions of extreme peril to the safety of persons and property exist within the Sacramento-San Joaquin Flood Control System. On March 6, 2006, under Executive Order S-01-06, the Governor directed the Department of Water Resources (DWR) to develop a plan to complete the repair of 24 critical erosion sites within the system during the current calendar year. DWR has prepared an initial evaluation of the costs of this work, and has estimated that total costs may reach $200 million. A portion of the $200 million in costs may ultimately be reimbursed by the federal government. However, neither the amount that the federal government will pay, nor the date by which federal funds will be received, is known. Additionally, the General Fund may be reimbursed by the proceeds of tax exempt bonds. The State Senate has passed legislation to appropriate $1 billion for levee repairs, but no action has been taken on this bill by the State Assembly.

Proposed Fiscal Year 2006-07 Budget

The 2006-07 Governor’s Budget, released on January 10, 2006, estimates that the operating deficit for 2006-07 will be $6.3 billion. However, the Budget is balanced by using a large part of the 2005-06 ending fund balance. After taking into consideration the adjustments of $1.6 billion for the repayment or prepayment of prior obligations, including $460 million to prepay the Economic Recovery Bonds, the effective operating deficit for 2006-07 is $4.7 billion.

The 2006-07 Governor’s Budget projects to end fiscal year 2006-07 with a $613 million total reserve, including $460 million in the newly created Budget Stabilization Account pursuant to Proposition 58 (2004). General Fund revenues and transfers for fiscal year 2006-07 are projected at $91.5 billion, an increase of $3.9 billion compared with revised estimates for fiscal year 2005-06. The 2006-07 Governor’s Budget, among other assumptions, reflects an increase in 2006-07 major revenues of $4.8 billion, or 5.7 percent, due to continued economic growth and, to a lesser extent, the following revenue proposals: (i) conformity with federal treatment of Health Savings Accounts, resulting in a revenue loss of $3 million in 2005-06, $8 million in 2006-07, and $15 million in 2007-08 and future years, (ii) suspension of the tax credit for teachers for the 2006 tax year, resulting in a revenue gain of $210 million in 2006-07, and (iii) extension of the enhanced collection of use tax on vehicles, vessels, and aircraft through June 30, 2007, resulting in a revenue gain of $35 million in 2006-07.

General Fund expenditures for fiscal year 2006-07 are projected at $97.9 billion, an increase of $7.6 billion, or 8.4%, compared with revised estimates for 2005-06. The increase is due to:

•	$5.3 billion in additional mandated program cost (70 percent of total increase)

•	$1.7 billion to prepay Proposition 98 maintenance factor (22 percent)

•	$0.3 billion in additional amount to prepay or repay prior obligations (4 percent)

•	$0.3 billion in policy choices (4 percent)

See Figure 2 above.

The 2006-07 Governor’s Budget has the following major General Fund components:

1. Repayments or prepayments of prior obligations—The 2006-07 Governor’s Budget proposes $1.627 billion of repayments or prepayments of prior obligations as follows: (1) $920 million for advance payment of a portion of the 2004-05 Proposition 42 loan due in 2007-08; (2) $460 million for early retirement of the Economic Recovery Bonds; (3) $98 million to repay non-Proposition 98 mandates; and (4) $149 million to repay loans from special funds.

2. Reduction of the operating deficit—The 2006-07 Governor’s Budget projects that the 2006-07 operating deficit will be $6.3 billion. After adjusting for repayments or prepayments of prior obligations of $1.6 billion, as described above, the effective operating deficit is estimated at $4.7 billion. At the time the current Administration took office in November 2003, the operating deficit for 2006-07 was projected to be $16.6 billion. After nearly two years of corrective actions, when the 2005 Budget Act was enacted in July 2005, the projection for the 2006-07 operating deficit was revised to $7.5 billion.

3. Proposition 98—Proposition 98 General Fund expenditures are proposed at $40.5 billion, which is an increase of $4.1 billion, or 11.4 percent, compared to the revised 2005-06 estimate. When property taxes are taken into account, the total Proposition 98 guarantee is $54.3 billion, which is an increase of $4.3 billion, or 8.7 percent. This level of funding reflects $1.7 billion in Proposition 98 spending above the level that otherwise would have been required by the Proposition 98 guarantee for 2006-07. It also reflects an additional $426 million in spending pursuant to Proposition 49, which by the terms of that Proposition is required to be counted as Proposition 98 spending above the Proposition 98 funding required for 2006-07. The combination of the $1.7 billion and $426 million result in a total Proposition 98 over-appropriation of $2.099 billion for 2006-07.

4. K-12 Education—The 2006-07 Governor’s Budget proposes $66.2 billion in spending from all funds on K-12 education, an increase of $4.1 billion from the revised 2005-06 estimate. General Fund expenditures are proposed at $40.0 billion (includes funds provided for prior year settle-up obligations), an increase of $3.9 billion, or 10.9 percent. Total per-pupil expenditures from all fund sources are projected to be $10,996, an increase of $660, or 6.4 percent.

5. Higher Education—The 2006-07 Governor’s Budget proposes General Fund expenditures at $11.2 billion, an increase of $1.1 billion, or 10.5 percent. The 2006-07 Governor’s Budget marks the second year of funding for the Higher Education Compact. The Compact was signed in Spring 2004 with both UC and CSU to provide funding stability and preserve educational quality over the following six fiscal years in exchange for improved accountability in a variety of key student performance measures. The 2006-07 Governor’s Budget proposes additional funding of $75 million for UC and $54.4 million for CSU so that student fees in 2006-07 will remain at current 2005-06 levels.

6. Health and Human Services—The 2006-07 Governor’s Budget proposes $28.4 billion General Fund to be spent on Health and Human Services programs, which is an increase of $1.2 billion, or 4.4 percent, from the revised 2005-06 estimate. This net increase includes, among other things, the following major adjustments: (1) An increase of $47.3 million to bolster state and local capacity to prevent and respond to disease outbreaks and natural or intentional disasters; (2) An increase of $34.2 million to promote and maximize enrollment in Medi-Cal and the Healthy Families Program; (3) Caseload and other workload increases totaling $1.3 billion; (4) Ca1WORKs reductions of $198.9 million to maintain expenditures at the federally required level of state funding; and (5) Savings of $48.1 million in 2006-07 and over $185 million in 2007-08 by continuing to suspend the pass-through of the January 2007 federal Supplementary Security Income cost-of-living adjustment until July 2008.

7. Transportation Funding—The 2006-07 Governor’s Budget includes $1.4 billion to fully fund Proposition 42 in 2006-07 and $920 million for advance payment of a portion of the 2004-05 Proposition 42 loan due in 2007-08 (including interest). Approximately $430 million (including interest) remains to be paid in 2007-08. The 2005 Budget Act assumed repayment of a portion of outstanding transportation loans with $1 billion in bond proceeds derived from certain Indian gaming revenues to specified transportation programs. This transportation funding package will eventually provide $465 million to the State Highway Account, $290 million to the Traffic Congestion Relief Program, $122 million to the Public Transportation Account, and $122 million to cities and counties. There have been several lawsuits that have prevented the bonds from being sold to date, and it is not known when any sale will be possible.

8. Budget Stabilization Account—The 2006-07 Governor’s Budget fully funds the transfer of an estimated $920 million to the Budget Stabilization Account (BSA), pursuant to Proposition 58. Half of this amount, or $460 million, will remain in the BSA as a reserve. The other half will be further transferred for the purpose of early retirement of Economic Recovery Bonds.

Strategic Growth Plan

The Governor is proposing a comprehensive Strategic Growth Plan, which is the first installment of a 20-year investment in the state’s infrastructure in the following five areas: transportation and air quality, education, flood control and water supply, public safety, and court and other public service infrastructure. Specifically, this plan lays out more than $222 billion in infrastructure investments over the first ten years, of which $68 billion will be financed with General Obligation (GO) Bonds, and the remainder will come from a mixture of existing and new funding sources. The GO bonds would be put before the citizens of California over a series of elections between 2006 and 2014 as follows: $25.2 billion in 2006, $10.2 billion in 2008, $18.9 billion in 2010, $8.7 billion in 2012, and $5.0 billion in 2014. The Department of Finance estimates that the increase in debt service costs associated with the Strategic Growth Plan will amount to approximately one percentage point in the state’s debt service ratio (annual cost for debt service as a percentage of General Fund revenues) and will keep the debt service ratio below six percent over the next 20 years. In addition, the Governor is proposing a constitutional amendment to prohibit the state from issuing debt that would exceed the 6 percent debt service ratio. The Governor and the Legislature failed to reach agreement on a package of bond measures in time for any bonds to be included on the June 2006 primary election ballot. The parties intend to continue negotiations to permit some bonds to be included on the November 2006 and subsequent ballots.

As part of the Strategic Growth Plan, the Governor is proposing a constitutional amendment to permanently protect Proposition 42 funds for transportation and eliminate the option for future governors and legislatures to suspend the allocation. In addition, the Governor proposes the following cost-saving reforms: (1) legislation to provide authority to use design-build contracting, where the main contractor performs most design as well as construction services under one contract; (2) legislation authorizing design-sequencing, where some construction can begin while design of other elements is being finished; and (3) expanded authority to fund and deliver projects through a variety of public-private partnerships.

LAO Assessment of the 2005 Budget Act and the 2006-07 Governor’s Budget

September Report—On September 23, 2005, the Legislative Analyst’s Office (“LAO”) released a report titled “California Spending Plan 2005-06—The Budget Act and Related Legislation.” In the introductory portion of this report, the LAO wrote:

“Despite improving revenues, California policymakers continued to face significant fiscal challenges in preparing the 2005-06 budget. Although the projected budget shortfall for 2005-06 was considerably smaller than in the three prior years, the state’s ongoing structural budget problem remained a major concern....

In our November 2004 fiscal forecast, we estimated that the state faced a year-end shortfall in its 2005-06 General Fund budget of nearly $6.7 billion. We estimated an operating deficit of around $7.3 billion in 2005-06, increasing to $10 billion in 2006-07, as various temporary savings expire and deferred obligations start coming due.... These projected shortfalls declined in the subsequent months due to stronger-than-expected revenues realized in the spring of 2005 (related to both improved economic activity and large amnesty-related tax collections). As a result, by the time the budget was adopted, the projected year-end 2005-06 shortfall had narrowed to around $3.4 billion, and the ongoing structural shortfall in 2006-07 had dropped to slightly under $9 billion.

The 2005-06 budget package contains about $5.9 billion in solutions ... [which are] expected to eliminate the $3.4 billion budget shortfall and establish a $1.3 billion year-end reserve, while at the same time enabling the state to prepay the $1.2 billion vehicle license fee (VLF) “gap loan” from local governments (due in 2006-07). [T]he solutions fall into four major categories—namely, program savings, fund shifts, loans and borrowing, and revenues from improved tax compliance.

The 2005-06 budget contains roughly $2 billion in ongoing budgetary savings. We estimate these savings, coupled with the prepayment of the VLF gap loan, will reduce the projected 2006-07 operating shortfall between annual current law revenues and expenditures by roughly one third ... to around $6 billion.”

November Report—On November 16, 2005, the LAO published a report titled “California’s Fiscal Outlook: LAO Projections, 2005-06 Through 2010-11.” The following are excerpts from the introductory portion of the report:

“The budget outlook for 2006-07 and beyond has improved considerably over the past year. In last year’s California Fiscal Outlook, we projected that the state faced ongoing structural shortfalls peaking at nearly $10 billion in 2006-07. Since that time, California’s budget outlook has benefited from both a major increase in revenues and a significant amount of savings adopted in the 2005-06 spending plan...

While the improved fiscal outlook is clearly very good news, the state still faces major challenges in achieving an ongoing balance between revenues and expenditures and getting its fiscal house in order. Even assuming continued steady economic growth, we project that multibillion dollar operating deficits ... will persist throughout most of the forecast period. Eliminating these shortfalls will require significant actions. Beyond this, an economic downturn or even sharp slowdown sometime in the next several years would add several billion dollars to the projected shortfalls....

The 2005-06 budget adopted last July included two key features which significantly improved the state’s longer-term fiscal picture. First, it contained well over $2 billion in ongoing budgetary savings, mainly in the areas of Proposition 98 and social services. Second, lawmakers allocated most of the unexpectedly strong revenues received last spring to prepay outstanding loans from local government and eliminate the planned sale of additional deficit-financing bonds.

Key changes in our fiscal estimates since the 2005-06 Budget Act was adopted ... include the following:

We estimate that General Fund revenues exceeded the budget estimate by over $1 billion in 2004-05 and prior years combined, and will exceed the budget estimate by $2.8 billion in 2005-06.... We also estimate that net General Fund expenditures for 2004-05 and 2005-06 will fall below the 2005-06 Budget Act estimate by $80 million ...[W]e estimate the 2005-06 year-end reserve will increase from $1.3 billion assumed in the 2005-06 Budget Act to our revised estimate of $5.2 billion... [M]uch of this reserve will be needed to maintain a balanced budget in 2006-07 [for which LAO estimates a] $4 billion operating shortfall.

Our longer-term revenue and expenditure forecasts ... show that the state would continue to face significant operating shortfalls over the forecast period, peaking at $4.3 billion in 2007-08, before declining to $3 billion in 2008-09, $1.7 billion in 2009-10 and $600 million in 2010-11. [The report notes that these estimates do not take into account transfers from the General Fund to the Budget Stabilization Account pursuant to Proposition 58.]”

February Report—On February 22, 2006, the LAO released its annual report “The 2006-07 Budget: Perspectives and Issues.” It contained the following summary discussion of the 2006-07 Governor’s Budget:

“We believe that the recent strength in personal income tax and corporation tax receipts is indicative of the fact that 2005 tax liabilities, once tabulated, will prove to be even higher in 2005 than assumed in the Governor’s budget.... Accordingly, we are projecting that revenues will exceed the budget forecast by $1.3 billion in the current year [2005-06] and $1 billion in 2006-07, or $2.3 billion for the two years combined.”

“On the expenditure side, we estimate that General Fund expenditures under the Governor’s budget proposal would exceed the administration’s estimate by a two-year amount of about $340 million. This is the net effect of higher costs associated with Proposition 98, local mandates and state operations, partly offset by lower spending for Medi-Cal.”

“The 2006-07 fiscal year would end with a meaningful reserve [LAO estimated $2.561 billion compared to $613 million in 2006-07 Governor’s Budget], but only because the operating deficit of about $5 billion is more than covered by the $7.6 billion in carry-in reserve funds .... [T]he operating shortfalls [annual revenues minus expenditures] would continue under the budget proposal, reaching nearly $4 billion in 2007-08 and nearly $5 billion in 2008-09.”

“Although our fiscal projections reflect our assessment of the most likely fiscal outcomes for the state, it is important to understand that there are several very significant budgetary risks and pressures that lurk beneath our forecasts ... [which] could add several billions of dollars to the operating shortfalls during the next several years, were they to materialize. They include: [(1) a steeper economic slowdown due to higher energy costs, a steeper real estate decline or other factors, (2) unfavorable outcome of one or more major lawsuits, and (3) added state costs from the recent federal Deficit Reduction Act.]”

The LAO makes the following statements, in part, as its “Bottom Line”:

“California has benefited greatly from an over $11 billion three-year revenue increase since the 2005-06 budget was enacted; yet, the Governor’s budget plan would still leave the state with major structural budget shortfalls and a large amount of other financial obligations outstanding ....Capitalizing on the opportunity presented by these added revenues is particularly important at this time, given the inherent uncertainties about how long the strong revenue performance the state has been experiencing will last. Accordingly, we recommend that the Legislature reduce the amount of ongoing spending increases proposed in this budget, and either hold more of the unexpected revenues that this frees up in reserves or use them to pay down more of the still-formidable budgetary debt the state owes.”

Publications from the LAO can be read in full by accessing the LAO’s website (www.lao.ca.gov) or by contacting the LAO at (916) 445-4656.

LITIGATION

The State is a party to numerous legal proceedings. The following are the most significant pending proceedings, as reported by the Office of the Attorney General.

Challenge Seeking Payment to Teachers’ Retirement Board

In May 2003, the Legislature enacted legislation (Chapter 6, Statutes of 2003-04, First Extraordinary Session, Senate Bill No. 20, “SBX1 20”) that deferred the payment of $500 million to CalSTRS’s Supplemental Benefit Maintenance Account (“SBMA”). SBX1 20 also establishes an appropriation of an amount not to exceed $500 million, adjusted by the actual rate of return to funds in the SBMA, in 2006 and every four years thereafter, for the purpose of funding the SBMA. The actual amount of such appropriation, if any, will be determined following a report by the CalSTRS managing board that the funds in the SBMA will be insufficient in any fiscal year before July 1, 2036, to provide certain payments to CalSTRS members, and the certification of the amount of any such appropriation by the State’s Director of Finance. On October 14, 2003, the CalSTRS board and certain CalSTRS members filed a complaint in the Sacramento County Superior Court as Teachers’ Retirement Board, as Manager of the California State Teachers’ Retirement System, et al. v. Tom Campbell, Director of California Department of Finance, and Steve Westly, California State Controller (Case No. 03CS01503). This lawsuit seeks, primarily, a writ of mandate compelling the State Controller to transfer funds from the State’s General Fund to the SBMA in an amount equal to the continuing appropriation, as it existed prior to the enactment of SBX1 20 ($500 million plus interest). It also seeks injunctive and declaratory relief to the same effect. On May 4, 2005, the Superior Court granted Plaintiffs’ motion for summary adjudication. The court declared SBX1 20 unconstitutionally impairs CalSTRS members’ vested contractual rights. The court further ordered the issuance of a peremptory writ of mandate commanding the Controller to transfer $500 million from the General Fund to the SBMA. The judgment will also include an award of interest in an as yet unknown amount at the rate of 7 percent (7%) per annum both pre- and post judgment. However, because the Legislature has not appropriated funds to pay such interest, the Superior Court cannot, and did not, compel the payment of any pre- or post judgment interest. The State has appealed the decision, and plaintiffs and the intervening California Retired Teachers’ Association have filed cross-appeals.

Tax Refund Cases

Six pending cases challenge the Franchise Tax Board’s treatment of receipts from investment of cash in short-term financial instruments, and the resulting impact on the apportionment of corporate income allegedly earned outside of California to the corporation’s California tax obligation. In General Motors Corp. v. Franchise Tax Board, the California Supreme Court has granted General Motors’ petition for review of the appellate court’s affirmation of a ruling in favor of the Franchise Tax Board on this issue (General Motors Corp. v. Franchise Tax Board, Case No. S 127086). Toys “R” Us, Inc. v. Franchise Tax Board is pending in the Court of Appeal, Third Appellate District (Case No. C045386). The trial court in Toys “R” Us ruled in favor of the Franchise Tax Board on this issue. Montgomery Ward LLC v. Franchise Tax Board is pending in the San Diego Superior Court (Case No. 802767), and Colgate-Palmolive v. Franchise Tax Board is pending in the Sacramento County Superior Court (Case No. 03AS00707); the Colgate matter has been stayed, pending the Supreme Court’s decision in General Motors. On February 25, 2005, the Court of Appeal, First Appellate District issued an unpublished opinion in Microsoft Corporation v. Franchise Tax Board (Case No. A105312) in which the court ruled in favor of the Franchise Tax Board. On June 8, 2005, the California Supreme Court granted review. Since review has been granted, the First Appellate District’s decision is not final. On July 28, 2005, the Court of Appeal, First Appellate District issued an unpublished opinion in The Limited Stores, Inc. and Affiliates v. Franchise Tax Board (Case No. A102915) upholding the judgment entered in favor of the Franchise Tax Board. On October 26, 2005, the California Supreme Court granted review but deferred further action in this case pending disposition of the General Motors and Microsoft cases. Other taxpayers have raised this same issue in administrative actions. A final decision in favor of any of these plaintiffs could result in tax refunds to similarly situated taxpayers in an amount exceeding $400 million, with a potential future annual revenue loss of $85 million. The State is vigorously litigating this issue.

Also in General Motors Corp v. Franchise Tax Board (discussed above, Case No. S127086), the California Supreme Court granted the taxpayer’s petition for review to determine whether the Franchise Tax Board’s practice of allowing tax credits on an entity basis rather than to a unitary business is correct. The case is fully briefed and is awaiting the scheduling of oral argument by the California Supreme Court. A decision in favor of the taxpayer could result in the refund of taxes in excess of $300 million for prior years and an ongoing reduction in tax revenues of approximately $80 million.

Two pending cases challenge the Franchise Tax Board’s LLC fees imposed by Revenue and Taxation Code section 17942. In Northwest Energetic Services, LLC v. Franchise Tax Board (San Francisco Superior CGC-05-437721) plaintiff seeks a refund of fees, interest and penalties paid for 19972001, and in Ventas Finance I, LLC v. Franchise Tax Board (San Francisco Superior 05-440001), plaintiff seeks a refund for 2001-2003. In both cases the plaintiffs allege that section 17942 is unconstitutional on its face and as applied because it discriminates against interstate commerce and violates the Due Process and Equalization clauses. In the alternative, the plaintiffs also allege that the FTB misinterprets section 17942 and that section 17942 is an improper exercise of the state’s police powers. A final decision in favor of these plaintiffs applied to all taxpayers similarly situated could result in loss of annual revenue in excess of $250 million and potential refunds exceeding $1 billion. In the Northwest case, the trial court has issued a proposed decision in favor of the plaintiffs. The judgment has not yet been filed and no decision has been made as to whether the Franchise Tax Board will appeal.

Environmental Cleanup Matter

In a federal Environmental Protection Agency (“U.S. EPA”) administrative abatement action entitled In the Matter of: Leviathan Mine, Alpine County, California, Regional Water Quality Control Board, Lahontan Region, State of California (U.S. EPA Region IX CERCLA Docket No. 00-16(a)), the State, as owner of the Leviathan Mine, is a party through the Lahontan Regional Water Quality Control Board (“Board”). Also a party is ARCO, the successor in interest to the mining company that caused certain pollution of the mine site. The Leviathan Mine site is listed on the U.S. EPA “Superfund” List, and both remediation costs and costs for Natural Resource Damages may be imposed on the State. The alleged bases for the State’s liability are the State’s ownership of the mine site and the terms of a 1983 settlement agreement with ARCO. The Board has undertaken certain remedial action at the mine site, but the U.S. EPA’s decision on the interim and final remedies are pending. ARCO has filed several state law claims against the State with the California Victim Compensation and Government Claims Board (an administrative agency with which certain claims must be filed as a prerequisite to litigation seeking damages against the State which was formerly named the Board of Control, the “Government Claims Board”). Litigation on these claims has been tolled by agreement among the parties until October 1, 2006. It is possible these matters could result in a potential loss to the State in excess of $400 million.

In Carla Clark, et. al. v. City of Santa Rosa, et. al (Sonoma County Superior Court, Case No. SCV-227896), 32 plaintiffs who own property or live in Santa Rosa brought a toxic tort case alleging that water wells supplying water to their homes were contaminated by carcinogenic chemicals. The State is sued under a mandatory duty theory premised on an alleged violation of Proposition 65 (The Safe Drinking Water and Toxic Enforcement Act of 1986). Plaintiffs claim property damage, a variety of physical and psychological maladies including birth defects, medical monitoring costs and damages for fear of cancer. Plaintiffs claim damages exceeding $400 million.

Energy-Related Matters

In People v. ACN Energy, Inc., et al. (Sacramento County Superior Court, Case No. 01AS05497), the court is considering whether and to what extent compensation is due to market participants which have claimed compensation as a result of the Governor’s issuance of executive orders, under the California Emergency Service Act, “commandeering” power purchase arrangements held by Pacific Gas & Electric Company (“PG&E”) and Southern California Edison (“SCE”), referred to as “block forward contracts.” The California Power Exchange, PG&E and other market participants have filed actions for inverse condemnation, recovery under the Emergency Services Act and other causes of action, which are pending in Sacramento County Superior Court, Judicial Council Coordination Proceeding No. 4203. In an administrative proceeding before the Government Claims Board (which was dismissed on procedural grounds), the California Power Exchange stated claims for “commandeering” the block forward contracts in the amount of approximately $1 billion. The state contends it is not liable for damages as a result of these orders, nor for compensation for inverse condemnation, and that any damages are offset by payments made by the Department of Water Resources for electricity received under the “commandeered” block forward contracts.

Escheated Property Claims

In three pending cases, plaintiffs claim that the State Controller has a constitutional and statutory duty to give notice prior to the time the Controller sells property that has escheated to the State (in these cases, shares of stock): Lusby-Taylor v. Westly (U.S. Court of Appeals, Ninth Circuit, Case No. 0216511); Porcile v. Westly (Los Angeles County Superior Court, Case No. BC2884295 and Suever v. Westly (U.S. Court of Appeals, Ninth Circuit, Case No. 04-15555). The plaintiffs also claim that the Controller failed to comply with statutory notice requirements when it first received property that had escheated to the State. The plaintiffs seek damages, which certain plaintiffs have articulated as being in the amount of the difference between the amount they were paid for the stock upon its sale, and either the current value of the stock or the highest market value of the stock between the date the Controller sold the stock and the present. The State is vigorously defending all of these actions. The Porcile case has been dismissed, but prior to dismissal, it was coordinated with two other actions that raise similar claims, Meyer v. Westly (Los Angeles County Superior Court, Case No. BC310304) and Browne v. Westly (Sacramento County Superior Court, Case No. 04AS02570). The coordinated action, which includes taxpayer claims involving the Controller’s management of the unclaimed property system, is being litigated in the state trial court. The State prevailed in the federal trial court in Suever, which is now pending appeal. Lusby-Taylor has been stayed by the federal trial court pending the Ninth Circuit’s consideration of an appeal from the trial court’s denial of plaintiffs’ motion for a preliminary injunction. If one or more of these cases is certified as a class action and the class ultimately prevails on the damages claim, damages for the class could be in excess of $500 million. All of these cases are styled as class actions, though no class has yet been certified in any of the cases. The State has ultimately prevailed in two cases in which plaintiffs also claimed that the Controller’s unclaimed property notice practices were unconstitutional and failed to meet statutory requirements: Fong v. Westly (2004) 117 Cal. App. 4th 841 and Harris v. Westly (2004) 116 Cal. App. 4th 214.

In three pending cases, plaintiffs claim that the State Controller has an obligation to pay interest on private property that has escheated to the State, and that failure to do so constitutes an unconstitutional taking of private property: Morris v. Westly (Los Angeles County Superior Court, Case No. BC310200); Trust Realty Partners v. Westly (Sacramento County Superior Court, Case No. 04AS02522); Coppoletta v. Westley (Sacramento County Superior Court (Case No. 05439933). The Trust Realty Partners lawsuit focuses on the State’s elimination of interest payments on unclaimed property claims (Code of Civil Procedure Section 1540, subdivision (c), as amended effective August 11, 2003, “CCP 1540”), and the Morris lawsuit challenges both the elimination of interest and whether the State’s custodial use of escheated funds entitles the claimant to constructive interest. The Morris case seeks a class action determination, and identifies a purported class that could be interpreted to include all persons or entities whose property has been taken into custody by the State. On behalf of the articulated class, the plaintiff in Morris seeks a declaration that failure to pay interest is an unconstitutional taking and, among other things, an injunction restraining the State Controller from pursuing the practices complained of in the complaint. The Trust Realty Partners case is not styled as class actions suit, but in addition to seeking general and special damages in a sum according to proof at trial, the case seeks a common fund recovery and an injunction restraining the Controller from engaging in the acts alleged in the complaint. The Coppoletta case raises issues analogous to those in Morris and also asks that the unclaimed property law be construed as creating a trust for the benefit of the true owner. If the Morris case ultimately prevails as a class action, or the injunctions prayed for in the Trust Realty Partners cases are issued and upheld, or if the issues raised in any of these cases require the State Controller to pay interest on escheated property or to manage unclaimed property as a trust for the benefit of the true owners, as the plaintiffs allege is required by law, costs to the State could be in excess of $500 million.

Actions Seeking Damages for Alleged Violations of Privacy Rights

In Gail Marie Harrington-Wisely, et al. v. State of California, et al. (Los Angeles County Superior Court, Case No. BC 227373), a proposed class action, plaintiffs seek damages for alleged violations of prison visitors’ rights resulting from the Department of Corrections and Rehabilitation’s use of a body imaging machine to search visitors entering state prisons for contraband. This matter has been certified as a class action. The superior court granted summary adjudication in favor of the State, and in doing so, dismissed all claims for damages, leaving a remaining taxpayer claim for injunctive relief. Plaintiffs have filed a motion for reconsideration of the ruling, which is pending. If a court were to revive the damages claims and award damages pursuant to the California Civil Code for every use of the body-imaging machine, damages could be as high as $3 billion.

Two pending cases involve due process constitutional challenges to an individual being placed on the state’s child abuse central index prior to the conclusion of a noticed hearing: Burt v. County of Orange, et al. (Orange County Superior Court, Case No. 02CC 10491) and Gomez v. Saenz, et. al. (Los Angeles County Superior Court, Case No. BC 284896). Recently, the Court of Appeal in Burt said that before a person is placed on the child abuse central index, that person is entitled to a hearing. However, the appellate court did not decide the issue of what type of hearing would be sufficient. That issue is the subject of the current activity at the trial court. Depending on the type and scope of the hearing that the trial court might order, and the number of individuals currently on the index that might be entitled to a hearing prior to remaining on the index, the costs to the State related to conducting these hearings could be in excess of $500 million.

The plaintiff in Gilbert P. Hyatt v. FTB (State of Nevada, Clark County District Court, A382999) was subject to an audit by the Franchise Tax Board involving a claimed change of residence from California to Nevada. Plaintiff filed a tort action in the State of Nevada alleging a number of separate torts involving privacy rights and interference with his business relationships arising from the Franchise Tax Board’s audit. A Nevada jury trial is currently scheduled to commence in August 2006. Plaintiff will probably seek damages exceeding $500 million. The state is vigorously contesting this action.

Action Seeking A Cost of Living Adjustment for CalWORKs Recipients

The case of Juana Raquel Guillen, et al. v. Schwarzenegger, et al. is currently pending before the Court of Appeal (First Appellate District, Division 3; Case No, A106873). The trial court decision on appeal in this case determined that Governor Schwarzenegger’s executive order in November 2003, which reduced the Vehicle License Fee charged to vehicle owners and increased the corresponding Vehicle License Fee offset to local governments, acted as an “increase in tax relief’, which, by statute, triggers an upward cost of living adjustment for recipients of Ca1WORKs program benefits. The petitioners seek a cost of living adjustment, beginning with fiscal year 2003-04. The estimated cost of the State of a final, unappealable determination consistent with the determination of the trial court, is now estimated to be approximately $350 million.

Actions Seeking Program Modifications

In the following cases, plaintiffs seek court orders or judgments that would require the State to modify existing programs and, except as specified, do not seek monetary damages. Nevertheless, a judgment against the

State in any one of these cases could require changes in the challenged program that could result in increased programmatic costs to the State in a future fiscal year in excess of $250 million. Alternatively, in some circumstances, it may be possible that a judgment against the State could be addressed by legislative changes to the program that would cost less.

The matter of Conlan v. Bonta (First Appellate District, Case No. A106278) followed a prior appellate court decision determining that the State’s Medi-Cal program violates federal law because the program fails to promptly reimburse medical payments made by patients within the 90-day window prior to submitting an application for Medi-Cal benefits. The State’s Medi-Cal program relies on Medi-Cal providers to reimburse beneficiaries for out-of-pocket expenses paid during this retroactive “reimbursement window” period. On remand following this appellate decision, the trial court ordered the Department of Health Services to develop a compliance plan to implement the appellate decision. The trial court rejected the proposed plan, and ordered the Department of Health Services to take certain steps to provide for additional reimbursement to Medi-Cal recipients, and the Department of Health Services appealed. At issue in the action were certain administrative procedures ordered by the trial court. The Court of Appeal upheld the trial court’s order, except for two issues in which the Court sided with the Department of Health Services, leaving only one aspect of the reimbursement program ineligible for the federal off-set. While the impact of the cost of complying with the trial court’s plan for reimbursement is unknown, certain estimates of the costs of the administrative due process procedures required by the court, when combined with the cost of reimbursements that the Department of Health Services now believes may not be eligible for federal off-set, may be in excess of $250 million.

The following cases seek reforms to State programs for the treatment of institutionalized disabled persons. Some rough estimates suggest the financial impact of a judgment against the State defendants in any of these cases could be as high as $1 billion per year in programmatic costs going forward. The State is vigorously defending these actions.

In Stephen Sanchez, et al. v. Grantland Johnson, et al. (U.S. Court of Appeals, Ninth Circuit, Case No 04-15228), the plaintiffs appealed a decision by the U.S. District Court dismissing plaintiffs’ class action seeking declaratory and injunctive relief. The plaintiffs sought relief, alleging, in part, that provider rates for community-based services for developmentally disabled individuals are discriminatory under the ADA, and violate the Social Security Act, Civil Rights Act and the Rehabilitation Act, because they result in unnecessary institutionalization of developmentally disabled persons. The Ninth Circuit upheld the District Court’s judgment finding that California has a comprehensive plan for deinstitutionalization of the developmentally disabled, and that plaintiffs do not have a right to sue California regarding Medi-Cal rates. Plaintiffs have filed petitions for rehearing en banc, which were denied by the Ninth Circuit.

In Capitol People First v. Department of Developmental Services (Alameda County Superior Court, Case No. 2002-038715) a consortium of state and national law firms and public-interest groups brought suit against the Department of Finance, California Department of Developmental Services and California Department of Health Services, alleging violations of the Lanterman Act, the ADA, and section 504 of the Rehabilitation Act by defendants needlessly isolating thousands of people with developmental disabilities in large facilities. The case seeks sweeping reforms, including requiring the State to offer a full range of community-based services.

Actions Seeking Medi-Cal Reimbursements

Two cases, each entitled California Association of Health Facilities (“CAHF’) v. Department of Health Services (“DHS’) have been consolidated in the First District Court of Appeal (Case Nos. 03-425819 and 02-415443). CAHF, which represents approximately 1400 skilled-nursing and intermediate-care facilities, filed two separate cases alleging that the Medi-Cal reimbursement rates paid by DHS to providers for, respectively, the 2001-2002 and 2002-2003 rate years were too low. The superior court sustained DHS’s demurrers in both cases and entered judgment for DHS. CAHF’S appeal has been fully briefed and the parties are awaiting notification of a date for oral argument. A final decision adverse to DHS in both of the consolidated cases could result in reimbursement costs exceeding $250 million.

Based upon its ruling in Sanchez v. Johnson (9th Cir. Case No. 04-15228; U.S.D.C., No. D. Cal., Case No. CV-00-01593), the U.S. Court of Appeal, Ninth Circuit ruled in the consolidated actions of California Medical Association v. Bonta (Case No. 04-15532; U.S.D.C., E.D. Cal., Case No. CIV-S-03-2336 DFL PAN) and Clayworth v. Bonta. (Case No. 04-15498; U.S.D.C., E.D. Cal., Case No. CIV-S-03-2110 DFL PAN) that neither Medi-Cal recipients nor providers had a private right under 42 U.S.C. section 1983 to challenge California’s compliance with section 1396a(a)(30)(A) of the Medicaid Act. Plaintiffs are Medi-Cal providers, provider associations, and beneficiaries who challenge the legality of a five-percent reduction in Medi-Cal reimbursement rates that became effective January 1, 2004. The statute by which the reduction was effected applies both to Medi-Cal fee-for-service providers including physicians, dentists, and pharmacists, and to managed care health plans. Previously, at the district court, plaintiffs obtained a preliminary injunction enjoining DHS from implementing the reduction to the fee-for-service system but failed to have the injunction extended to the managed care setting. The Ninth Circuit’s decision reverses the trial court’s ruling that (1) Medi-Cal beneficiaries have a private right of action under the Medicaid Act, and (2) DHS failed to conduct a principled analysis to ensure that the payment reductions would not adversely affect “quality of care” and “equal access” to health care in violation of section 30 (A) the Medicaid Act. The time to file a writ of certiorari with the United States Supreme Court expired on February 28, 2006. The Ninth Circuit’s decision is now final and avoids increased reimbursement costs exceeding $400 million per year.

Local Government Mandate Claims and Actions

In a test claim filed by the County of San Bernardino, now pending before the Commission on State Mandates (the “Commission”) (Medically Indigent Adults, 01-TC-26 County of San Bernardino, Claimant, Statutes 1982, Chapters 328 and 1594), the Commission is being asked to determine the costs incurred by the county to provide state-mandated care of medically indigent adults (“MIAs”). The amount demanded in the claim for un-reimbursed costs for fiscal year 2000-2001 is just over $9.2 million. The County of San Bernardino’s test claim poses a potential for a negative impact on the General Fund in the amount of the un-reimbursed costs for all similarly situated county claimants for a period of years, as determined by the Commission. Certain estimates of the annual cost of the services rendered by all counties to MIAs exceed $4 billion. How much of that will be determined to be “un-reimbursed” to the counties by the State is unknown. In recent years, the counties have received approximately $1 billion annually in vehicle license fee revenue and $410 million annually in sales tax revenue to fund various public health programs, which include the programs that provide services to MIAs. The state law that authorized the transfer of the vehicle license fee portion of this revenue to the counties and the authority to transfer the revenue to the counties were automatically repealed as a result of a provision of State law, which was triggered as a result of a final decision (County of San Diego v. Commission on State Mandates, et al. (19097) 15 Cal. App. 4th 68; petition for review denied by the California Supreme Court) that awarded the County of San Diego un-reimbursed costs for medical services rendered to MIAs. Various regulatory and statutory steps have been and are being taken to address this reduction in revenues.

Two lawsuits are pending that assert that the State’s practice in recent years of appropriating $1,000 for certain state-mandated programs, to be divided among all 58 counties, and deferring repayment of the balance, violates the State Constitution.. These lawsuits were consolidated in San Diego County Superior Court (County of San Diego v. State of California, et al. (Case No. GIC 825109) and County of Orange v. State of California, et al. (Case No. GIC 827845)). These plaintiff counties are seeking full payment for the un-reimbursed costs of implementing a variety of programs over the last ten years. The County of San Diego has alleged un-reimbursed costs in excess of $40 million through fiscal year 2003-04 for a variety of programs. The County of Orange has alleged in excess of $116 million for un-reimbursed state-mandated costs. The effects of a final determination by an appellate court that the State is required to reimburse the counties now in an amount equal to the previously unreimbursed state mandated costs, if applied to each of California’s 58 counties, could result in costs in excess of $1.5 billion for existing un-reimbursed mandates.

Following a trial, the court’s Statement of Decision finds that the counties are entitled to a declaratory judgment regarding the amounts owed, and a writ of mandate commanding the state to comply with Government

Code section 17617 by making equal annual payments to the counties over the 15-year term currently prescribed by statute, or a shorter period should the statute be amended. Final judgment has not yet been entered. An appeal will likely follow.

Actions Seeking to Enjoin Implementation of Certain Tribal Gaming Compacts

In June 2004, the State entered into amendments to tribal gaming compacts between the State and five Indian Tribes (the “Amended Compacts”). Those Amended Compacts are being challenged as described below. An unfavorable decision to the State in either of the cases described below (or in any future litigation relating to the Amended Compacts) could eliminate $35 million of additional revenues in fiscal year 2005-06 anticipated to result from the Amended Compacts, and could delay or impair the State’s ability to sell a portion of the revenue stream anticipated to be generated by these Amended Compacts. The State anticipates using the proceeds of that sale to repay existing internal borrowings of transportation funds.

In Rincon Band of Luiseno Mission Indians of the Rincon Reservation v. Schwarzenegger, et al. (U.S. District Court, Case No. 04 CV 1151 W (WMc)) the plaintiff (the “Rincon Band”), a federally recognized Indian Tribe, alleges, in primary part, that a compact entered into between the Rincon Band and the State in 1999, is part of a statewide regulatory framework that limits gaming devices and licenses on non-Indian lands for the stated goal of promoting tribal economic development. The plaintiff further alleges that the Amended Compacts would materially alter these protections, and as such, would constitute an unconstitutional impairment of the Rincon Band’s 1999 compact. The complaint filed by the Rincon Band seeks, among other things, an injunction against the implementation of the Amended Compacts. It also raises other breach of compact claims. The District Court denied plaintiff’s motion for injunctive relief, and dismissed the complaint on a procedural basis as to the impairment claims and on lack of jurisdiction as to the breach of compact claims. The District Court granted Plaintiffs request for re-consideration in part, but dismissed all but four claims that the state failed to negotiate a compact amendment with the Rincon Band in good faith. The injunctive relief denied by the court remains subject to appeal. The State filed a motion for certification and entry of a separate judgment with respect to the four claims that the District Court ordered dismissed including the impairment of compact claims. The District Court granted the State’s motion and entered final judgment from which Rincon filed notice of appeal (U.S. Court of Appeals, Ninth Circuit, Case No. 06-055259).

California Commerce Casino, Inc., et al. v. Schwarzenegger, et al. (Los Angeles Superior Court, Case No. BS097173) is an action brought by the owner of a card room and an individual plaintiff and petitioner, challenging the Legislature’s recent ratification of the tribal compact amendments described above, which was done through urgency legislation (Statutes 2004, Chapter 91; “Chapter 91”). Plaintiffs and petitioners allege that Chapter 91 violates a provision of the California Constitution, which bars the grant of vested rights or franchises in an urgency measure, and allege a variety of special privileges and vested rights and interests purportedly created by Chapter 91. The complaint also alleges that Chapter 91 violates recently enacted provisions of the California Constitution which prohibit certain borrowings to fund a year-end state budget deficit (“Proposition 58”); and constitutes an unconstitutional attempt to contract away the State’s police power. Plaintiffs and petitioners seek an injunction restraining the implementation of Chapter 91; a decision prohibiting the implementation of Chapter 91; and a declaration that Chapter 91 is unconstitutional. Defendant’s filed a demurrer to the complaint, which was granted, without leave to amend, on October 25, 2005. In granting the demurrer, the court found that: (1) all nine claims were barred by the 60 day statute of limitations in AB 687 and (2) the plaintiffs failed and, because of sovereign immunity, were not able to name the five affected tribes as necessary and indispensable parties. The court dismissed the case with prejudice; and plaintiffs have appealed this decision.

Hollywood Park Land Co., et al. v. Golden State Transportation, et al. (Sacramento Superior Court, Case No. 06AS00166) is a reverse validation action brought by various horse racetrack interests, challenging validity of the proposed issuance of tribal gaming bonds. The substance of the case is identical to California Commerce Casino, Inc., et al. v. Schwarzenegger, et al. described in the paragraph above, (“Commerce Casino”). Specifically, this case claims that the bonds would be invalid because they allege the Legislature improperly ratified the tribal compact amendments. They also allege the compacts unconstitutionally contract away the State’s police power and that the bonds would violate Proposition 58. Plaintiffs have also sought injunctive and declaratory relief. Validation actions require a three weeks of publications in various newspapers before the court obtains jurisdiction to hear the case. The court is expected to have jurisdiction on or around March 24, 2006. The Commerce Casino plaintiffs filed a notice of appearance in this case contesting the validity of the bonds and bond documents.

Matter Seeking Validation of Pension Obligation Bonds

The Legislature enacted the California Pension Restructuring Bond Act of 2004 (Government Code sections 16940 et seq.), which authorized the Pension Obligation Bond Committee (the “Committee”) to issue bonds to fund all or a portion of the State’s pension obligation in any two fiscal years. Pursuant to that authorization, the Committee authorized the issuance of bonds in an amount not to exceed $960 million to pay a portion of the State’s pension obligation for fiscal year 2004-05. The Committee also resolved to seek court validation of the bonds and the indenture pertaining to the bonds pursuant to a validation process established by Code of Civil Procedure sections 860 et seq. On October 22, 2004, the Committee filed Pension Obligation Bond Committee v. All Persons Interested in the Matter of the Validity of the State of California’s Pension Obligation, etc. (Sacramento County Superior Court, Case No. 04AS043032994). A public interest group filed an answer, and the trial was held on October 13, 2005. The court’s final order and ruling dated November 15, 2005, found that the bonds were not valid under the State’s debt limit. The Committee will seek appellate review. The State will not be able to issue pension obligation bonds until this matter is finally resolved.

Prison Healthcare Reform

Plata v. Schwarzenegger (U.S. District Court case no. C-01-1351 TEH) is a class action regarding all prison medical care in the State. Plaintiffs alleged that the State was not providing constitutionally adequate medical care as required by the Eighth Amendment to the U.S. Constitution. The case was settled three years ago, but the federal court retained jurisdiction to enforce the terms of a stipulated judgment. The judgment set up a team of experts to evaluate the adequacy of the medical care delivery system and propose solutions to fulfill the State’s obligations to plaintiffs under the Eighth Amendment to the U.S. Constitution. On June 30, 2005, the district court ruled from the bench that he is appointing a receiver to run and operate the approximately $750 million adult health care delivery system (excluding mental health and dental care) of the California Department of Corrections and Rehabilitation, affecting approximately 32 prisons throughout the State (excluding Pelican Bay State Prison). On October 3, 2005, the district court issued two orders: (1) Findings of Fact and Conclusions of Law Re: Appointment of Receiver; and (2) Order Appointing Court Expert to “assist the Court in identifying discrete, urgently needed, remedial measures,” including providing clinical staff at those institutions with the greatest immediate need, pending the appointment of a receiver. The district court is still interviewing candidates, and will be using a national search firm to identify potential receiver candidates. The Court-appointed correctional expert issued a report to the Court regarding interim measures pending the appointment of the receiver. At this time, it is unknown what financial impact such an unprecedented decision would have on the State’s General Fund.

Action Seeking Recalculation of Proposition 98 Minimum Funding Guarantee

On August 8, 2005, a lawsuit titled California Teachers Association et al v. Arnold Schwarzenegger et al. (Sacramento County Superior Court, Case No. 05CSO1165) was filed. Plaintiffs—California Teachers Association, California Superintendent of Public Instruction Jack O’Connell, and various other individuals— allege that the California Constitution’s minimum school funding guarantee was not followed for the 2004-05 fiscal year and the 2005-06 fiscal year. Plaintiffs allege an underfunding of approximately $3.1 billion for the two fiscal years. Plaintiffs seek a writ of mandate requiring the state to recalculate the minimum-funding guarantee in compliance with Article XVI, Section 8 of the California Constitution and declaratory relief finding that the State failed to appropriate sufficient funds to comply with the minimum funding requirement.

* * * * *

RATING AGENCIES’ ACTIONS

As of April 2006 Fitch, Standard & Poor’s and Moody’s rated the State’s general obligations A, A and A2, respectively. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency. Any such downward revision or withdrawal of a rating could have adverse effects on the market price of the State’s municipal obligations.

ADDITIONAL CONSIDERATIONS

California municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from California state personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations. For further information concerning obligations of the government of Puerto Rico, see Appendix C to this SAI.

APPENDIX C

ADDITIONAL INFORMATION CONCERNING

PUERTO RICO MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in Puerto Rico municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the Commonwealth of Puerto Rico (“Puerto Rico” or the “Commonwealth”) and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements relating to offerings of Puerto Rico issuers. Any estimates of future results and other projections are statements of opinion based on available information at the time made and are subject to risks and uncertainties which may cause actual results to differ materially. None of the Salomon Brothers Funds or manager has independently verified, nor are any of foregoing responsible for, the accuracy or timeliness of this information, and such information is included herein without the express authority of any Puerto Rico issuer.

OVERVIEW

Puerto Rico is located approximately 1,600 miles southeast of New York City. According to the United States Census Bureau, its population was 3,808,610 in 2000. Puerto Rico’s political status is that of a commonwealth. The United States and the Commonwealth share a common defense, market, currency and citizenship. The Commonwealth government exercises virtually the same control over its internal affairs as is exercised by the state governments of each of the fifty states over their respective internal affairs, with similar separation of powers among the executive, legislative and judicial branches. It differs from the states, however, in its relationship with the federal government. The people of Puerto Rico are citizens of the United States but do not vote in national elections. They are represented in Congress by a Resident Commissioner who has a voice in the House of Representatives but no vote. Most federal taxes, except those such as Social Security taxes, which are imposed by mutual consent, are not levied in Puerto Rico. No federal income tax is collected from Puerto Rico residents on income earned in Puerto Rico, except for certain federal employees who are subject to taxes on their salaries. The official languages of Puerto Rico are Spanish and English.

The Constitution of Puerto Rico limits the amount of general obligation debt that the Commonwealth can issue or guarantee. The Commonwealth’s policy has been and continues to be to maintain the level of such debt within a prudent range below the constitutional limitation.

Fiscal responsibility for the Commonwealth is shared among the Department of the Treasury, the Office of Management and Budget and Government Development Bank for Puerto Rico (“Government Development Bank”). The Department of the Treasury is responsible for collecting most of the Commonwealth’s revenues, overseeing preparation of its financial statements and contributing to the preparation of the budget. The Office of Management and Budget prepares the Commonwealth’s budget and is responsible for monitoring expenditures. Government Development Bank is the fiscal agent and financial advisor to the Commonwealth and its agencies, public corporations and municipalities and coordinates the management of public finances.

ECONOMY

The dominant sectors of the Puerto Rico economy are manufacturing and services. The manufacturing sector has undergone fundamental changes over the years as a result of increased emphasis on higher wage, high technology industries, such as pharmaceuticals, biotechnology, electronics, computers, microprocessors, professional and scientific instruments, and certain high technology machinery and equipment. The services sector, including finance, insurance, real estate, wholesale and retail trade, and tourism, also plays a major role in

C-1

the economy. It ranks second only to manufacturing in contribution to the gross domestic product and leads all sectors in providing employment.

The economy of Puerto Rico is closely linked to the United States economy. Factors affecting the United States economy usually have a significant impact on the performance of the Puerto Rico economy. These include exports, direct investment, the amount of federal transfer payments, the level of interest rates, the level of oil prices, the rate of inflation, and tourist expenditures. Consequently, the economic slowdown in the United States in 2001 and 2002 and the subsequent recovery in 2003 and 2004 (which continues in 2005) has also been reflected in the Puerto Rico economy. During fiscal year 2004 (July 2003 through June 2004), approximately 82% of Puerto Rico’s exports went to the United States mainland, which was also the source of approximately 45% of Puerto Rico’s imports.

Fiscal Year 2004

The Puerto Rico Planning Board’s preliminary reports of the performance of the Puerto Rico economy during the fiscal year 2004 indicated that the economy registered an increase of 2.8% in real gross product. According to the Department of Labor and Human Resources Household Employment Survey (the “Household Survey”), total monthly seasonally adjusted employment for fiscal year 2004 averaged 1,205,602, an increase of 1.5%, compared to 1,188,015 for fiscal year 2003. The unemployment rate for fiscal year 2004 was 11.4%, a decrease from 12.1% for fiscal year 2003.

Fiscal Year 2005

The Planning Board’s real gross product forecast for fiscal year 2005, released in February 2004, projected an increase of 2.3%. The Planning Board confirmed this projection in February 2005. The major short term risks that could have an adverse effect on the economy of Puerto Rico include the persistent high level of oil prices, the upward turn of short-term interest rates, and the devaluation of the United States dollar, which affects the value of imports to Puerto Rico. As in the past, the economy of Puerto Rico followed the performance of the United States economy. Although interest rates began to increase slightly at the end of fiscal year 2004, interest rates still remain at historically low levels, a factor which could stimulate economic activity in Puerto Rico for the short and medium-term. According to the Household Survey, total employment for fiscal year 2005 averaged 1,237,600, an increase of 2.7% compared to fiscal year 2004. The unemployment rate for fiscal year 2005 was 10.6%.

Fiscal Year 2006

The Planning Board’s real gross national product forecast for fiscal year 2006, released in February 2005, projected an increase of 2.5%. The major short-term factors that could have an adverse effect on the economy include those presented for fiscal year 2005 and the possibility of deceleration of public investment due to the Commonwealth’s fiscal difficulties, which could reduce activity in the construction and other sectors. The continued upward trend of interest rates may also contribute to a possible slowing of economic activity in general. The increase in oil prices coupled with other price increases, also serve to reduce disposable income and, therefore, overall economic activity. The Commonwealth is dependent on oil for approximately 70% of its power generation. Therefore, the increases in oil prices are expected to negatively affect the Commonwealth’s economy. On the other hand, it is expected that the implementation of the tax reform will positively affect economic activity of the Commonwealth. Although the current administration is working to maintain public investment, no assurance can be given that the Commonwealth will succeed in these efforts.

FINANCIAL RESULTS

Proposed Budget Fiscal Year 2006 Compared to Current Budget Fiscal Year 2005

The General Fund total revenues for fiscal year 2006 are projected to be $8.945 billion, representing an increase of $638 million from fiscal year 2005 net revenues. Projected increased revenues for fiscal year 2006

C-2

include: (i) increases in income taxes from individuals of $173.8 million; (ii) increases in income taxes from corporations of $271.1 million; and (iii) increases in total excise taxes of $95.8 million. The $8.945 billion amount includes $100 million from an interest rate swap transaction that the Commonwealth anticipates undertaking during fiscal year 2006.

The projection of General Fund revenues for fiscal year 2006 is based on a projected 5.9% nominal growth in gross national product, and additional revenues of $130 million from the following new transitional legislation: (i) an increase in income taxes applicable to regular corporations ($68 million); (ii) an increase in license fees for luxury cars ($17 million); (iii) a surtax on insurance companies ($16 million); and (iv) an increase in capital gains rates ($29 million). These tax increases are scheduled to expire during fiscal year 2008 after the changes in the tax reform proposal are fully implemented. The projected revenues also assume the receipt of $95 million from the following administrative measures: (i) an intensification of efforts to detect excise tax evasion using recently acquired x-ray machines to monitor ship containers at ports of entry; (ii) the implementation of a program to improve all tax collections; and (iii) heightened scrutiny on the payment of excise taxes on crude oil and its derivatives.

Current expenses and capital improvements of all budgetary funds total $14.9 billion, an increase of approximately $797 million from fiscal year 2005. The principal reasons for the differences are mainly due to (i) increases in education, which are $265 million higher; (ii) increases in health related expenditures, which are $31.3 million higher; (iii) increases in welfare, which are $6 million higher; (iv) increases in transportation and communications, which are $8 million higher; (v) increases in contributions to municipalities, which are $16 million higher; (vi) an increase in other debt service, consisting principally of Commonwealth appropriation debt, which is $124.3 million higher; (vii) decreases in general government, which are $53 million lower; (viii) a decrease in economic development, which is $18.4 million lower; (ix) a decrease in housing, which is $7 million lower; (x) decreases in public safety and protection, which are $25 million lower; and (xi) a decrease in debt service on general obligation and guaranteed debt, which is $263 million lower. Total expenditures for fiscal year 2006, based on the spending rate experienced during the first two months thereof, are estimated to reach $9.464 billion.

Fiscal Year 2005 Compared to Fiscal Year 2004

The General Fund total net revenues for fiscal year 2005 were $8.307 billion, representing an increase of $322 million or 4%, from fiscal year 2004 net revenues. This amount excludes proceeds of a loan of $550 million obtained from the Government Development Bank (“GDB”), which is included as part of “Proceeds of notes and other borrowings.” The major changes in revenues from fiscal year 2004 were: (i) increases in total income taxes of $222 million, mainly resulting from increases in income taxes collected from individuals of $198 million and in income taxes collected from corporations of $40 million; (ii) increases in total excise taxes of $90.8 million; and (iii) increases in other revenues of $6.9 million, mainly as a result of an increase in miscellaneous non-tax revenues of $40.8 million.

Preliminary total cash expenditures for fiscal year 2005 are estimated at $9.208 billion, which exceeded budgeted expenditures by $354 million, attributed mainly to increases in the area of: (i) education ($303 million); (ii) public safety and protection ($23 million); (iii) health ($15 million); (iv) welfare ($10 million); and (v) economic development ($3 million). This amount also excludes approximately $80 million of additional expenditures that were not originally budgeted. Various financing transactions were entered into to cover this imbalance.

Current expenses and capital improvements of all budgetary funds total $14.1 billion, an increase of $1 billion from fiscal year 2004. The major changes in General Fund expenditures by program in fiscal year 2005 were: (i) education (up $287 million); (ii) public safety and protection (up $163 million); (iii) special pension contributions (up $52 million); (iv) debt service on Commonwealth’s general obligation and guaranteed debt, (up $35.8 million); (v) welfare (up $30 million); (vi) health (up $25 million); (vii) economic development (up $16

C-3

million); (viii) transportation and communications (up $9 million); (ix) contributions to municipalities (up $7 million); (x) housing (up $2 million); (xi) a decrease in other debt service, consisting principally of Commonwealth appropriation debt (down $30 million); and (xii) general government debt (down $40 million).

The consolidated budget for fiscal year 2005 totaled $24.8 billion. Of this amount, $14.5 billion was assigned to the central government. This amount included General Fund total resources and appropriations of $8.9 billion, which represented an increase of $641 million, or 7.7%, over budgeted amounts for fiscal year 2004. These total resources budgeted included $8.3 billion of total revenues and $550 million of additional resources from a GDB loan secured by tax receivables. The budget for fiscal year 2005 was approved July 1, 2004.

As a means of increasing revenues for fiscal year 2005, the following laws were enacted: (1) a “sunset provision” which enables early retirement or “rollover” of certain individual retirement account funds without penalties under the Commonwealth’s income tax law; (2) a one-year “sunset provision” for variable annuities by insurance companies in the United States held by Puerto Rico citizens for “rollovers” to variable annuities by Puerto Rico insurance companies; (3) a transfer to the General Fund of compulsory motor vehicle insurance premiums for which reimbursement has not been claimed; and (4) a “sunset provision” to lower all long-term capital gains tax rates by 50%. In particular, gains realized from July 1, 2004 to June 30, 2005 from the sale or exchange of a capital asset by resident individuals, if held for more than six months, will be taxed at a rate of 5% (6.25% in the case of corporate taxpayers) if located in Puerto Rico and at a rate of 10% (12.5% in the case of corporate taxpayers) if located outside Puerto Rico. Similarly, lump sum distributions by resident individuals on income from pensions will be taxed at a rate of 10%.

Preliminary Fiscal Year 2004 Compared to Fiscal Year 2003

General Fund total net revenues for fiscal year 2004 were $7.985 billion, representing an increase of $143 million, or 1.8%, from fiscal year 2003 net revenues. This amount excludes proceeds of a loan of $233 million obtained from GDB, which is included as part of “Proceeds of notes and other borrowings.” The loan has a term of ten years, and may be repaid sooner to the extent that sufficient revenues are available for such purpose. This amount also excludes $82 million of additional non-recurring revenues. The major changes in revenues from fiscal year 2003 were: (i) increases in total income taxes of $128 million, mainly resulting from increases in income taxes from individuals of $203 million and in income taxes withheld from non-residents of $114 million; (ii) increases in total excise taxes of $42 million; and (iii) decreases in other revenues of $65 million, mainly as a result of a decrease in miscellaneous non tax revenues of $59 million. Approximately $170 million of the increase in total income taxes for fiscal year 2004 relates to the collection of past taxes as a result of an incentives plan implemented by the Secretary of the Treasury.

Total cash expenditures for fiscal year 2004 were $8.004 billion, which amount excludes certain amounts related to fiscal year 2004 but to be disbursed in fiscal year 2005. This amount also excludes approximately $293 million of additional expenditures that were not originally budgeted and are expected to be covered with reserve funds ($50 million), the reimbursement of certain federal education funds ($141 million), and other sources. After considering (i) debt service payments, (ii) $227 million in net borrowings from GDB and other sources, and (iii) $63 million in other income from the General Fund’s non budgetary funds, the ending cash balance of the General Fund decreased from $179 million at the end of fiscal year 2003 to $109 million at the end of fiscal year 2004.

LITIGATION

The Commonwealth is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Under Act No. 104 of the Legislative Assembly of Puerto Rico, approved on June 25, 1955, as amended (“Act No. 104”), persons are authorized to sue the Commonwealth only for causes of actions specified in said Act. The Commonwealth may be liable under Act No. 104 for damages up

C-4

to a maximum amount of $75,000, or $150,000 if the suit involves actions for damages to more than one person or where a single injured party is entitled to several causes of action. Under certain circumstances, as provided in Act No. 9 of the Legislative Assembly of Puerto Rico, approved on November 26, 1975, as amended (“Act No. 9”), the Commonwealth may provide its officers and employees, including directors of public corporations and government instrumentalities and mayors of the municipalities of the Commonwealth, with legal representation, as well as assume the payment of any judgment that may be entered against them. There is no limitation on the amount of the judgment that may be paid under Act No. 9.

With respect to pending and threatened litigation, as of June 30, 2004, the Commonwealth has included in its financial statements reported liabilities of approximately $219 million for awarded and anticipated unfavorable judgments. This amount represented the amount estimated at the time as a probable liability or a liability with a fixed or expected due date, which would require future available financial resources for its payment. The Commonwealth believes that the ultimate liability in excess of amounts provided in the financial statements, if any, would not be significant.

The Commonwealth is a defendant in two lawsuits filed, one in Commonwealth court and one in the United States District Court for the District of Puerto Rico, by an association of primary care health centers seeking to recover from the Commonwealth $120 million of Medicaid funds retained by the Department of Health since 1997. In June 2004, the Superior Court of the Commonwealth in San Juan determined that the Commonwealth must return those funds. The Commonwealth appealed this decision. As of June 30, 2004, the Commonwealth has accrued $120 million for this legal contingency. With respect to the federal case, a preliminary injunction was issued by the Court against the Commonwealth requiring it to disburse approximately $20 million in six payments beginning in October 2005.

The Commonwealth is a defendant in two lawsuits filed in local and federal district court by an association of insurance companies seeking to recover from the Commonwealth approximately $38 million of compulsory motor vehicle insurance premiums allegedly belonging to the insurance companies or their policyholders, which were transferred by the Secretary of the Treasury to the General Fund. The Commonwealth believes that its ultimate liability, if any, would not be significant.

The Commonwealth is also a defendant in various cases, including a class action presented by parents of special education students alleging deficient services to these students in the areas of education and health care before Commonwealth Courts. One court recently decided in favor of the parents’ request to include damage claims in the same class action case. This decision is appealable and thus, not final at this time. The Commonwealth does not anticipate any final determination or damages award, in any case, to be granted in this fiscal year.

The Commonwealth and various component units are defendants in other lawsuits alleging violations of constitutional rights (for example, by municipalities) civil rights, breach of contract, and other damage claims. Preliminary hearings and discovery proceedings are in progress. The amounts claimed exceed $7.8 billion; however, the ultimate liability cannot be presently determined. It is the opinion of the Commonwealth that the claims are excessive. No provision for any liability that may result upon adjudication of these lawsuits has been recognized by the Commonwealth. The Commonwealth believes that the ultimate liability in excess of amounts provided, if any, would not be significant.

The Governor, the Director of OMB and the Secretary of the Treasury are also defendants in various lawsuits by governmental entities whose budgets for fiscal year 2006 were reduced under the Executive Order of August 30, 2005. These claimants are challenging, on constitutional and statutory grounds, the Governor’s reallocation of resources. The Commonwealth believes these challenges will not prevail. If all or any of these challenges prevail, however, further adjustments would have to be made to the fiscal year 2006 budget in the form of cuts to other agencies’ budgets in the approximate amount of $30 million.

* * * * *

C-5

RATING AGENCIES’ ACTIONS

As of April 2006, the Commonwealth’s general obligations had ratings of Baa2 by Moody’s and BBB by Standard & Poor’s. However, on February 24, 2006, Moody’s placed the Commonwealth’s Baa2 general obligation rating on “watchlist.” The “watchlist” action places the Commonwealth’s Baa2 general obligation rating under review for possible downgrade. Moody’s has indicated that the review is expected to be completed by mid-July 2006 or possibly earlier. Any explanation regarding the reasons for and the significance of such ratings must be obtained from the respective ratings agency furnishing the same. The ratings reflect only the respective opinions of such rating agencies. There is no assurance that the ratings will continue for any given period of time or will not be revised downward or withdrawn entirely by either or both of such rating agencies. Any such downward revision or withdrawal of a rating could have an adverse effect on the market prices of the Commonwealth’s municipal obligations.

C-6

APPENDIX D

ADDITIONAL INFORMATION CONCERNING

NEW YORK MUNICIPAL OBLIGATIONS

The following information is a summary of special factors affecting investments in New York municipal obligations. The sources of payment for such obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State of New York (“New York” or the “State”) and certain of its municipalities and public authorities. This information does not purport to be a complete description and is based on information from official statements and updates to official statements relating to securities offerings of New York issuers and other reports publicly issued by the State or certain of its agencies. Any estimates of future results and other projections are statements of opinion based on available information at the time made and are subject to risks and uncertainties which may cause actual results to differ materially. None of Legg Mason Partners New York Tax Free Bond Fund, Legg Mason Partners New York Municipal Money Market Fund or the Manager have independently verified, nor are they responsible for, the accuracy or timeliness of this information, and such information is included herein without the express authority of any New York issuer.

CURRENT ECONOMIC OUTLOOK

Recent above-trend national growth rates have helped to buttress the New York State economy. As of October 2005, the New York State Index of Coincident Economic Indicators prepared by the State’s Division of the Budget (the “DOB”) shows that the State economy has been in recovery for two years. The State economy added about 80,000 private sector jobs between September 2004 and November 2005. The State is estimated to have emerged from recession in the summer of 2003. The New York State economy is well on its way to a full recovery from the impact of the September 11th attack, reversing several years where the State’s job base was in decline. The continued strengthening of the State economy is expected to help to sustain the housing market, although not at the torrid pace of growth observed in 2004. Moreover, with the pickup in equity market activity toward the end of 2004, the securities industry saw solid profit levels, though below those earned in 2003. Bonus growth is expected to slow, resulting in total New York wage growth of 4.6 percent for 2005, followed by growth of 5.2 percent in 2006. State nonagricultural employment is projected to rise 0.8 percent in 2006, a slight decline from the 1.0 percent increase expected in 2005. Though the national economic expansion is expected to continue, growth is expected to slow modestly in 2006 and further still in the out years. Consistent with more moderate growth at the national level, the State expects that the New York State economy will see continued, albeit slightly slower, growth in 2006 and beyond.

In 2005-06, the State’s General Fund GAAP Financial Plan shows total revenues of $40.9 billion, total expenditures of $49.4 billion, and net other financing sources of $9.9 billion, resulting in an operating surplus of $1.4 billion and a projected accumulated surplus of $1.9 billion. The operating results primarily reflect the moneys set aside in a spending stabilization reserve, and reflect an increase of $1.4 billion from the 2004-05 accumulated surplus of $546 million.

As of January 2006, receipts of the New York State general fund (the “General Fund”) for 2005-06, including transfers from other funds, are projected at $47.9 billion, an increase of $8 million from the Second Quarterly Update to the 2005-06 Financial Plan estimates (the “Second Quarterly Update”) issued by the DOB in November 2005. The positive revisions are due to strong growth in tax collections, particularly in personal income tax collection and business tax. However, much of the increase in collections through September 2005 was concentrated in taxes that historically have been highly volatile, especially the real estate transfer tax, estate tax, and the corporate franchise tax. General Fund receipts in 2006-07 are projected to increase by $1.5 billion from the prior year.

General Fund disbursements, including transfers to other funds, are expected to total $47.2 billion in 2005-06, an increase of $337 million from the State’s mid-year forecast, and State funds spending is projected to

D-1

total $70.4 billion in 2005-06. All State governmental funds spending in 2005-06 is projected to total $106.4 billion, a decrease of $301 million from the mid-year financial plan.

Special Considerations

DOB believes that its current estimates related to the performance of the State and national economies are reasonable. However, many complex political, social, and economic forces influence the State’s economy and finances, which may in turn affect the State’s Financial Plan. These forces may affect the State from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State’s control. Projections are also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies. However, there can be no assurance that actual results will not differ materially and adversely from the current forecast.

In addition to the risks associated with the national economic forecast, there are risks specific to New York. Another attack targeted at New York City would once again disproportionately affect the State economy, resulting in lower income and employment growth than reflected in the current forecast. Higher energy prices and the potential for greater pass-through to core inflation, combined with a growing rate of capacity utilization and a tightening labor market, raise the probability that the Federal Reserve will over-tighten. Such an outcome could negatively affect the financial markets, which would also disproportionately affect the New York State economy. In addition, the State’s real estate market could decline more than anticipated, which would negatively affect household consumption and taxable capital gains realizations. These effects could ripple through the economy, affecting both employment and wages.

In contrast, should the national and world economies grow faster than expected, a stronger upturn in stock prices, along with even stronger activity in mergers and acquisitions and other Wall Street activities is possible, resulting in higher wage and bonuses growth than projected. It is important to recall that the financial markets, which are so pivotal to the direction of the downstate economy, are notoriously difficult to forecast. With the economy becoming increasingly globalized, and the pace of both technological and regulatory change accelerating, projecting finance industry revenues and profits has never been more challenging.

The State is involved in litigation challenging the use of proceeds from the conversion of Empire Blue Cross/Blue Shield from a not-for-profit corporation to a for-profit corporation. The State is counting on $2.2 billion in conversion proceeds from Empire and other sources to finance Health Care Reform Act (“HCRA”) programs in 2005-06. In order to insure General Fund balance, the Enacted Budget provides that no spending for certain HCRA programs may occur after June 30, 2005 unless conversion proceeds become available. The Financial Plan assumes that this issue will be resolved to allow full year spending for all HCRA programs. Other risks inherent in the current projections include the performance of the State and national economies, adverse judgments against the State, and changes in the level of Federal aid.

The Financial Plan projections assume that video lottery terminal (“VLT”) revenues will be used to continue to finance the State’s sound basic education (“SBE”) program. The SBE program is part of the State’s efforts to comply with a State Court of Appeals ruling that found that the school finance system failed to provide students in New York City with an adequate education in violation of the State Constitution. The compliance plan also includes traditional school aid and Federal aid. The State Court of Appeals has upheld the constitutionality of VLTs as a lottery game for education funding.

An ongoing risk to the State’s financial plan arises from the potential impact of certain litigation and Federal disallowances now pending against the State, which could produce adverse effects on the State’s projections of receipts and disbursements. It is unclear at this time what impact, if any, Federal actions may have on the State financial plan in the current year or in the future. The financial plan assumes no significant Federal disallowances or other Federal actions that could adversely affect State finances.

D-2

Size of the 2006-07 Fiscal Budget

General Fund spending, including transfers to other funds, is projected to total $49.6 billion in 2006-07, an increase of $2.4 billion over the 2005-06 forecast as reported in the Third Quarterly Update to the 2005-06 Financial Plan estimates (the “Third Quarterly Update”) issued by the DOB in January 2006. State Funds disbursements, which include spending financed from other state revenue sources as well as the General Fund, are projected to total $75 million in 2006-07, an increase of $4.6 million from the revised forecast for 2005-06 as reflected in the Third Quarterly Update. State Funds spending, which includes both the General Fund and spending from other funds supported by State revenues, is projected to total $75 billion in 2006-07. All Funds spending, which includes Federal grants and is the broadest measure of State spending, is projected to total $110.7 billion in 2006-07, an increase of $4.4 billion.

2005-06 Fiscal Year

The New York economy continues to expand. Recent above-trend national growth rates have helped to buttress the New York State economy, putting the State well on its way to a full recovery from the impact of the September 11 attack, and reversing several years where the State’s job base was in decline. New York emerged from the national recession in September 2003, marking an important milestone in the State’s recovery from the impact of September 11th. The State economy is experiencing sustained growth, and generating tax collections above the levels forecast by DOB in the Second Quarterly Update. General Fund receipts from April 1, 2005 through December 31, 2005 totaled nearly $33 billion, an increase of $2.4 billion from the same period in 2004. This increase is largely attributable to continued economic improvement in 2005, strong payments on 2004 and 2005 personal income tax (“PIT”) liability and the continued strength in the real estate market. As of January 26, 2006, the General Fund receipts projection was revised upward by $1.4 billion.

As of January 2006, DOB projects General Fund receipts, including transfers from other funds, of $47.9 billion and General Fund disbursements, including transfers to other funds, of $47.2 billion. The General Fund is projected to end the 2005-2006 fiscal year with a balance of $3.2 billion. The balance includes $1.0 billion in undesignated reserves and $2.2 billion in designated reserves. The undesignated reserves consist of $945 million in the State’s Tax Stabilization Reserve Fund (the “Rainy Day Reserve”), after a maximum deposit of $73 million in 2005-06, and $21 million in the State’s Contingency Reserve Fund. The designated reserves consist of $2.0 billion in a spending stabilization reserve, which is planned for use in equal installments to help reduce the 2007-08 and 2008-09 budget gaps, and $286 million in the Community Projects Fund. The projected year-end balance is affected by the planned payment of an additional $552 million in tax refunds before the end of the 2005-06 fiscal year, from a reserve established for that purpose, based on enhancements in tax processing.

The most substantive revisions to the three-year General Fund forecast are due to timing, with the higher spending from the acceleration of certain Medicaid and mass transit payments, partially offset by lower spending for labor settlements that were expected to occur in 2005-06 but are now budgeted for 2006-07.

2006-2007 Budget Gaps

As noted in the enacted budget report and the Third Quarterly Update, the projected outyear budget gaps are primarily the result of anticipated spending increases that exceed the growth in revenues, and the loss of non-recurring resources used to help balance the budget in 2005-06.

General Fund receipts in 2006-07 are projected to increase by $2.2 billion from 2005-06 to $50.2 billion. Underlying revenue growth of $4.5 billion (8 percent) in 2006-07 is offset by the loss of several non-recurring revenues ($531 million), the phase-out of PIT surcharge ($1 billion), and increasing costs for debt service and the School Tax Relief (STAR) program.

D-3

2005-06 ENACTED BUDGET FINANCIAL PLAN

The Legislature completed action on the Executive Budget appropriation and Article VII bills for the 2005-06 fiscal year by March 31, 2005 (passing the debt service appropriation bill on March 8 and the remaining bills by the end of the month). On April 12, 2005, several amendments (“chapter amendments”) to the 2005-06 budget were enacted that authorized, among other things, funding for the Temporary Assistance for Needy Families program (“TANF”), the Environmental Protection Fund (“EPF”), and the Help America Vote Act. The State’s official Enacted Budget Financial Plan projections set forth here are based on the budget bills and chapter amendments enacted through April 12, 2005.

The Executive Budget for 2005-06 presented a balanced General Fund Financial Plan that eliminated a projected budget gap of $4.2 billion. The Enacted Budget Financial Plan for 2005-06 is also balanced, the result of both new resources and the approval of roughly $3.3 billion of the $4.1 billion in Executive Budget gap-closing recommendations. Reserves have been increased to $1.5 billion.

In summary, the Enacted Budget authorized approximately $1.8 billion of the $2.8 billion in spending restraint proposed with the Executive Budget, including (a) roughly one-half of the $1.1 billion in proposed Medicaid provider and recipient cost containment and all $800 million in savings from financing certain Medicaid spending outside of the General Fund, (b) debt management initiatives to help reduce the growth in debt service costs ($150 million), and (c) mental hygiene savings ($250 million). Revenue actions net of tax cuts total $605 million, or $72 million above the $533 million proposed with the Executive Budget. Finally, $889 million in one-time actions are authorized in the budget, an increase of $33 million above the Executive proposal.

The Enacted Budget provides an $850 million school year increase in school aid, $324 million above the level recommended in the Executive Budget. The school aid program includes a new SBE aid program, financed with VLT revenues, that will distribute aid through a formula that benefits high-need districts. The SBE program is part of the State’s efforts to comply with a State Court of Appeals’ ruling that found the school finance system failed to provide students in New York City with an adequate education in violation of the State Constitution. The compliance plan also includes traditional school aid and Federal aid.

The Enacted Budget includes funding, consistent with the Executive Budget, to permit the State to pay for the local share of Medicaid costs in excess of 2005 spending levels plus 3.5 percent ($121 million), to accelerate the full State takeover of the Family Health Plus (“FHP”) program ($25 million), and to provide enhanced aid for local governments ($61 million).

The Enacted Budget Financial Plan projects General Fund spending, including transfers to other funds, will total $46.2 billion, an increase of $2.1 billion (4.7 percent) from 2004-05. State Funds spending, which includes spending financed from other State revenue sources as well as the General Fund, is projected at $70.3 billion, an annual increase of $4.9 billion (7.4 percent). All Governmental Funds spending (hereafter “All Funds”), which includes Federal grants, is estimated to increase by $4.4 billion (4.3 percent) for a total of $106.5 billion.

The 2005-06 Financial Plan includes a fiscal stability reserve of $601 million. The State’s general reserves are projected to total $1.5 billion in 2005-06, equivalent to roughly 3.2 percent of General Fund spending. As in any fiscal year, the Enacted Budget Financial Plan is subject to a variety of risks and uncertainties that could cause actual results to differ materially from current projections. For example, the State is involved in litigation challenging the use of proceeds from the conversion of Empire Blue Cross/Blue Shield from a not-for-profit corporation to a for-profit corporation. The State is counting on $2.2 billion in conversion proceeds from Empire and other sources to finance the Health Care Reform Act (HCRA) programs in 2005-06. In order to insure General Fund balance, the Enacted Budget provides that no spending for certain HCRA programs may occur after June 30, 2005 unless conversion proceeds become available. The Financial Plan assumes that this issue will be resolved to allow full year spending for all HCRA programs. Other risks inherent in the current projections

D-4

include the performance of the State and national economies, adverse judgments against the State, and changes in the level of Federal aid.

2005-06 Receipts and 2006-07 Receipts

Tax Receipts

All Funds tax receipts are projected to total approximately $53 billion in 2005-06, an increase of $804 million from the First Quarterly Update. The revision reflects the better than expected results for PIT and corporate franchise tax.

The strong economy in 2005 will continue to drive large gains in receipts in early fiscal year 2006-07 as personal income taxpayers finalize payments on their 2005 liability. Receipts growth for the second half of 2006-07 is expected to slow reflecting the sunset of the temporary income tax surcharge, a modest cooling off of the economy, and a moderate decline in tax receipts associated with the large gains in real estate prices in 2004 and 2005, as the housing market hits a plateau. Outyear growth in tax receipts, before the impact of recommended tax actions, is expected to grow at rates consistent with the mature stage of economic expansion, in the range of 5 percent to 6 percent.

Personal Income Tax

General Fund PIT receipts are projected to increase by $2.2 billion from 2004-05. The increase is due to continued economic improvement in 2005 (stronger withholding and estimated tax payments), strong payments on 2004 tax liability (higher final returns and extensions offset slightly by an increase in refunds) and a smaller deposit into the PIT refund reserve account. This amount is offset by a larger deposit to the RBTF. Personal income tax receipts directly deposited to the General Fund are projected to reach $22.7 billion in 2006-07, a percentage increase of 8.8 percent.

For 2005-06 General Fund PIT receipts, including refund reserve transactions, are revised upward by $900 million from the Executive Budget estimate. This reflects the combination of an increase to base collection estimates due to stronger 2004-05 actuals, changes to tax actions proposed with the Budget, and additional resources from the refund reserve account deposited at the start of the 2005-06 fiscal year largely reflecting higher than expected 2004-05 results.

User Taxes and Fees

User taxes and fees include receipts from the State sales tax, cigarette and tobacco products taxes, alcoholic beverage taxes and fees, motor fuel taxes, and motor vehicle license and registration fees. Receipts for user taxes and fees for 2005-06 are projected to total $8.6 billion, a decrease from reported 2004-05 collections. The projected decline in sales tax cash receipts is largely attributable to the sunset of the temporary increase in the overall tax rate from 4.25 percent to 4 percent effective June 1, 2005. The Enacted Budget postponed the exemption on items of clothing and footwear for two years, until May 31, 2007, and replaced it with two temporary one-week exemptions with the same $110 thresholds. Growth in the sales tax base, after adjusting for tax law changes and other factors, is projected at 6.0 percent. User taxes and fees receipts for 2006-07 are projected to reach $8.8 billion, an increase of $173 million, or 2 percent from 2005-06. The sales tax, the largest tax within user taxes, is projected to increase $170 million, or 2.1 percent in 2006-07. The low growth in sales tax receipts is due in part to the expiration of the one-quarter percent sales tax surcharge offset by modest base growth.

The decline in General Fund cigarette tax receipts of $5 million from the prior year is the result of a continuation of the long-term consumption decline in cigarettes. User taxes and fees are revised downward by $21 million from the Executive Budget estimates. This decline mainly reflects proposed tax actions that differ from those contained in the Enacted Budget.

D-5

Business Taxes

Business taxes include the corporate franchise tax, corporation and utilities taxes, the insurance franchise tax, and the bank franchise tax. Receipts for business taxes for 2005-06 are projected to total $5.0 billion, an increase of $490 million from the Second Quarterly Update; business tax receipts are projected to remain virtually unchanged in 2006-07. The 2005-06 increase is primarily due to an expectation of continued strength in the corporate franchise tax. Business tax receipts for 2005-06 have been revised up from the Executive Budget, to reflect anticipated increases in audit collections, as well as continued strength in corporate franchise tax and the insurance premiums tax payments.

Other Taxes

Other tax receipts are now projected to total $894 million, which is $33 million below last year’s amount. Other tax receipts are expected to increase to $900 million in 2006-07 before beginning to decline. This category includes the estate and gift tax, real property gains tax, and pari-mutuel taxes. Previously enacted legislation to repeal both the real property gains tax and the gift tax, and to reduce the estate and pari-mutuel taxes, has significantly reduced collections from these sources.

Miscellaneous Receipts

Miscellaneous receipts are projected to be $2.6 billion, an increase of $431 million from the 2004-05 results. This increase is primarily due to the receipt of $523 million from the local government revenue and disbursement program partially offset by the loss of several one-time receipts received in 2004-05. Miscellaneous receipts are projected to total $2.7 billion in 2006-07, up $117 million or 4.5 percent from 2005-06. Proposed fee and fine legislation, as well as revised assumptions with respect to investment income receipts, account for the change.

Federal Grants

Federal grants are projected to total $9 million in 2005-06, consistent with the Second Quarterly Update projection. Changes to Federal grants generally correspond to changes in federally reimbursed spending. However, since Federal reimbursement is assumed to be received in the State fiscal year in which spending occurs, additional timing-related variances result. General Fund Federal grants are expected to remain at the 2005-06 level for the 2006-07 fiscal year.

2005-06 Disbursements

DOB projects General Fund disbursements will total $47.2 billion in 2005-06, an increase of $3.1 billion over 2004-05 actual results. State Funds and All Funds disbursements are projected to reach $70.3 billion and $106.4 billion in 2005-06, an increase of $4.9 billion (7.4 percent) and $4.3 billion (4.3 percent) over the prior year. The largest All Funds spending increases are for Medicaid ($1.7 billion), school aid ($953 million), and higher education ($832 million).

Medicaid

All Funds Medicaid spending in 2005-06 is projected to increase by $1.9 billion over the prior year primarily due to the prepayment of certain Medicaid expenses ($500 million) and the increasing cost of providing health care services, as well as the rising number of recipients and corresponding increases in medical service utilization. These trends account for over half of the annual growth. DOB’s estimate is based on current experience in the State’s Medicaid program and the Congressional Budget Office’s national projections. In addition, the expiration in June 2004 of a temporary 2.95 percent Federal share increase will result in $109 million in higher State share spending in 2005-06. The remaining sources of growth include the continued phase-in of the State takeover of local government FHP costs ($60 million in 2004-05 growing to $252 million in

D-6

2005-06), the commencement of the State takeover of all local Medicaid costs in excess of 2005 spending levels plus 3.5 percent ($121 million) and various other changes, including the discontinuation of certain county shares adjustments. Hospital assessment revenues ($106 million) that were budgeted to lower General Fund spending in 2005-06 are now expected in 2006-07. In addition, DOB has lowered the estimated cost of the Medicare Part D “clawback” payment in the current year based on updated information from the Federal government ($23 million), and added $5 million to the Department of Health estimate for education and benefits coordination related to Part D.

Education

School aid spending in State fiscal year 2005-06 is projected to total $18.4 billion on an All Funds basis, an increase of $759 million above fiscal year 2004-05. The increase primarily reflects the balance of aid payable for the 2004-05 school year, the fiscal year costs of the 2005-06 school year increase, and higher Federal spending. A decrease in capital projects spending partially offsets the annual growth.

Other education aid, including special education services and other targeted programs, is projected at $2.6 billion, an increase of $316 million from 2004-05. The annual growth consists of higher Federal funding under the Individuals with Disabilities Education Act program ($93 million), costs related to enrollment growth in the Preschool Special Education Program ($73 million), and funding for legislatively-directed education spending originally planned for 2004-05 but now expected to occur in 2005-06 (net change of $120 million over the two years).

All Funds spending for higher education is projected at $7.6 billion, an increase of $832 million over 2004-05 primarily due to higher salaries, inflationary increases, and program growth at the State University of New York (SUNY), the City University of New York (CUNY), and Higher Education Services Corporation (HESC) ($371 million), as well as higher capital spending for the public universities ($461 million).

Welfare

Welfare programs provide benefits to poor families in the form of cash grants, child welfare services, tax credits for eligible low-income workers, and employment services. The State’s three main programs include Family Assistance, Supplemental Security Income (SSI) and Safety Net. The Family Assistance program, which is financed jointly by the Federal government, the State, and local districts, provides employment assessments, support services and time-limited cash assistance to eligible families and children. The State adds a supplement to the Federal SSI benefit for the elderly, visually handicapped, and disabled. The Safety Net Assistance program provides cash assistance and employment services for single adults, childless couples, and families that have exhausted their five-year limit on Family Assistance imposed by Federal law and is financed jointly by the State and local districts. Funding is also provided for local administration of welfare programs.

On a General Fund basis, Welfare spending is projected at $1.3 billion in 2005-06 as of the Third Quarterly Update. Higher than anticipated Federal spending on child care, education, health and preventive services ($188 million) through the Temporary Assistance for Needy Families program is offset by General Fund savings resulting from a greater reduction in estimated caseload expenditures than previously projected ($118 million).

Welfare caseloads are projected to decline based on recent trends. In 2004-05, the total caseload averaged approximately 627,000 recipients. In 2005-06, it is projected at 620,000, a decrease of 29,000 recipients from the Executive forecast. The lower caseload levels are projected to reduce costs from previous estimates by $115 million annually.

Mental Hygiene

The State provides care for its citizens with mental illness, mental retardation and developmental disabilities, and for those with chemical dependencies, through OMH, the Office of Mental Retardation and

D-7

Developmental Disabilities (“OMRDD”) and OASAS. Capital investments for these programs are primarily supported by patient revenues through financing arrangements with DASNY. Historically, this care has been provided at large State institutions.

Beginning in the 1980s the State adopted policies to provide institutional care to those most in need and to expand care in community residences. OMRDD’s capital program supports a State institutional infrastructure comprising 14 service districts with approximately 350 buildings, and a State- and non-profit operated community network of approximately 32,000 beds. The program continues the recent shift in emphasis from the development of new facilities (primarily in the community) to the improvement and maintenance of existing State and non-profit infrastructure.

OMH’s capital program supports an institutional physical plant consisting of 23 campuses with over 1,000 buildings as well as a State and non-profit operated community network of approximately 27,700 beds. The overall policy direction of this program has limited institutional capital projects to those that are necessary to ensure the health and safety of clients and staff, retain program accreditation, and maintain the condition of existing facilities. In addition, the program supports the preservation of existing State and community beds and the development of new non-profit operated community beds. As the need for institutional beds has declined over recent years, both OMRDD and OMH have consolidated, reconfigured or closed many of their campuses, permitting the planned development of alternate uses for the surplus facilities.

Various capital programs for DOH facilities have also been financed by DASNY using patient revenues and contractual-obligation financing arrangements.

Transportation

All Funds spending for transportation is estimated at $6.1 billion in 2005-06, an increase of $688 million over 2004-05. Growth in capital spending financed from the Dedicated Highway and Bridge Trust Fund and the “Rebuild and Renew New York” General Obligation Bond Act, as well as higher operating support for the Metropolitan Transportation Authority (MTA) and other transit systems, account for the annual change. The Bond Act was approved by New York State voters on November 8, 2005.

Both the State’s five-year transportation and transit plans are being renewed in 2005. The new plan authorizes $35.8 billion in total commitments over five years to be divided equally between MTA and the Department of Transportation (DOT) programs ($17.9 billion each) and proposed a $2.9 billion bond act with resources to be divided equally between MTA and DOT programs ($1.45 billion each), which has been approved. Effectively, this adds $455 million above the Executive Budget DOT proposal and $1.9 billion above the Executive Budget MTA proposal. The Bond Act is expected to add $4.5 billion in total debt service costs, with annual costs beginning in 2006-07.

To partially finance the new plans, the Enacted Budget authorized certain tax and fee actions including a 1/8 cent increase in the MTA region sales tax, a Mortgage Recording Tax increase of 5 cents per $100 of recorded mortgage in the MTA region, and increases in various Motor Vehicles fees. A comprehensive five-year transportation program and financial plan with detail on programs, projects or commitment schedules is expected to be finalized later this year. Additional resources still need to be developed in the outyears of the plan to support the MTA, DOT, and DMV. The Executive Budget proposed a public/private partnership initiative to provide additional resources which has not yet been enacted.

Finally, the Enacted Budget added funding for a study on the implementation and operation of high speed rail routes in New York State.

D-8

General State Charges

General State Charges account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches, as well as fixed costs for taxes on public lands and litigation costs.

General Fund spending for General State Charges is projected to be $4.0 billion in 2005-06, an increase of $396 million (10.8 percent) over the prior year. The annual increase is due mostly to rising costs of employee health benefits ($189 million), higher costs related to employer pension contributions ($247 million) and fringe benefit increases for unsettled collective bargaining agreements (roughly $40 million). Higher fringe benefit cost reimbursements to the General Fund which are payable from other funds, thus reducing General Fund costs, partially offset the growth ($105 million).

Debt Service

The State pays debt service on all outstanding State-supported bonds. These include general obligation bonds, for which the State is constitutionally obligated to pay debt service, as well as bonds issued by State public authorities (e.g., Empire State Development Corporation (ESDC), Dormitory Authority of the State of New York (DASNY), Thruway Authority, Local Government Assistance Corporation (LGAC)) for which the State is contractually obligated to pay debt service, subject to an appropriation. Debt service is paid for through transfers from the General Fund, dedicated taxes and fees, and other resources, such as patient income revenues.

All Funds spending on debt service is projected to total $3.7 billion in 2005-06. Spending reflects debt service due on revenue credits supported by dedicated taxes and fees and patient income, including PIT Revenue Bonds, Dedicated Highway and Bridge Trust Fund bonds and Mental Health facilities bonds, and service contract bonds that are supported primarily by the General Fund.

All Other Disbursements

In addition to the programs described above, the Executive Budget includes funding for economic development, environmental protection, public protection, general government, the Judiciary, and various other programs. Significant sources of annual change in these areas include:

Local Government Aid: The 2005-06 Enacted Budget increases State support for local governments by $57 million under the new Aid and Incentives for Municipalities (AIM) Program. AIM will provide State aid increases of 3.75 percent for all towns and villages, and 12.75 percent for all upstate cities. As a condition of receiving this increase, cities will agree to minimize property tax growth, develop three-year financial plans and seek operational efficiencies through various initiatives like shared services agreements.

Along with the AIM initiative, the 2005-06 Budget introduces the Shared Municipal Services Incentive (SMSI) Program which will provide competitive grants of up to $100,000 to cities, towns, villages, counties and school districts to help fund cooperative cost saving efforts such as shared services (e.g., transportation, snowplowing, or payroll) undertaken by two or more municipalities. This program is funded at $2.75 million in SFY 2005-06.

World Trade Center: Federal aid to New York City in 2004-05 for the creation of a captive insurance company to address claims related to recovery efforts at the World Trade Center will not recur in 2005-06 ($1.2 billion). The aid “passes through” the State’s All Funds Financial Plan and is counted as spending.

2006-07 Receipts Forecast

General Fund receipts in 2006-07 are projected to increase by $2.2 billion from 2005-06 to $50.2 billion. Underlying revenue growth of $4.5 billion (8 percent) in 2006-07 is offset by the loss of several non-recurring

D-9

revenues ($531 million), the phase-out of PIT surcharge ($1 billion), and increasing costs for debt service and the School Tax Relief (STAR) program.

2006-07 Disbursements Forecast

Spending is projected to increase by $4.4 billion in 2006-07. Medicaid growth of $1.6 billion in 2006-07 is primarily attributable to the increasing cost of providing health care services, as well as the rising number of recipients and corresponding increases in medical service utilization. In addition, State Medicaid costs increase due to significant growth in the State takeover of local government Medicaid costs (from $410 million in 2005-06 to $1.2 billion in 2006-07) which includes the cap on local Medicaid costs ($510 million to a total of $631 million) and the complete State takeover of local government Family Health Plus costs (+$239 million to a total of $528 million). In addition, spending growth occurs in state operations ($787 million), driven primarily by projected spending increases in Correctional Services, the Judiciary, the Mental Hygiene agencies and the State University; school aid ($658 million), resulting from increases to spending in expense based programs and selected aid categories; and fringe benefits, primarily due to rising pension ($227 million) and health insurance costs ($247 million). Welfare spending, including administration, is projected at $1.3 billion in 2006-07, representing an increase of $12 million from the preceding fiscal year.

On a State fiscal year basis, school aid spending is projected to grow by $613 million in 2006-07. The projections assume growth in expense-based programs and other selected aid categories. The Financial Plan projections assume that VLT revenues will be used to continue to finance the State’s SBE program. The SBE program is part of the State’s efforts to comply with a State Court of Appeals ruling that found that the school finance system failed to provide students in New York City with an adequate education in violation of the State Constitution. The compliance plan also includes traditional school aid and Federal aid.

State Operations spending is projected to increase by $642 million in 2006-07. This growth is primarily due to the cost of collective bargaining agreements with many of the State’s employee unions and the anticipated settlements with the remaining unions (approximately $250 million), normal salary step increases and non-personal service increases (roughly $120 million), and the decline in patient income revenues available to finance General Fund spending ($200 million). General State Charges is expected to increase by $341 million (8.5 percent) in 2006-07 to $4.3 billion (excluding the pension amortization savings in 2005-06). This annual increase is due mostly to rising costs of employee health benefits (an increase of $195 million to $2.4 billion) and higher costs related to employer pension contributions (an increase of $109 million to $1.1 billion). All other spending growth is comprised of inflationary spending increases across numerous local assistance programs and is consistent with 2004-05 and 2005-06 growth trends.

PRIOR FISCAL YEARS

2004-05 Fiscal Year

DOB reported a 2004-05 General Fund surplus of $1.2 billion. Total receipts, including transfers from other funds, were $43.8 billion. Disbursements, including transfers to other funds, totaled $43.6 billion.

The General Fund ended the 2004-05 fiscal year with a balance of $1.2 billion, which included dedicated balances of $872 million in the TSRF (the State’s “rainy day fund”) (after a $78 million deposit at the close of 2004-05), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($325 million). The closing fund balance excludes $1.3 billion on deposit in the refund reserve account at the end of the 2004-05 fiscal year, including $601 million in the new fiscal stability reserve fund.

General Fund receipts, including transfers from other funds, totaled $43.8 billion in 2004-05, an increase of $1.4 billion from 2003-04 results. Tax receipts, excluding the impact of the tax refund reserve transaction,

D-10

increased by nearly $4 billion on an annual basis. The growth was offset by an annual decline of $3.5 billion in miscellaneous receipts, due mainly to the State’s securitization of tobacco settlement payments in 2003-04.

General Fund spending, including transfers to other funds, totaled $43.6 billion in 2004-05, an increase of $1.6 billion from 2003-04. Medicaid, school aid, fringe benefits, and debt service were the main sources on annual growth years. This exceeds average base revenue growth over recent years but is consistent with prior economic expansions.

2003-04 Fiscal Year

The DOB reported a 2003-04 General Fund surplus of $308 million. Total receipts, including transfers from other funds, were $42.3 billion. Disbursements, including transfers to other funds, totaled $42.1 billion.

The General Fund ended the 2003-04 fiscal year with a balance of $1.1 billion, which included dedicated balances of $794 million in the Tax Stabilization Reserve Fund (the State’s “rainy day fund”) (after an $84 million deposit at the close of 2003-04), the Contingency Reserve Fund ($21 million), and the Community Projects Fund ($262 million). The closing fund balance excludes $1.2 billion on deposit in the refund reserve account at the end of the 2003-04 fiscal year.

Aside from the extraordinary Federal aid, the net General Fund operating variance was $69 million, although 2003-04 year-end results for a number of programs varied from the initial projections. In particular, even though the State economy rebounded modestly in 2003-04, the persistent effects of the national recession and a weak recovery continued to put pressure on the State’s social services programs to a greater extent than anticipated in the Enacted Budget Financial Plan. The actual number of people receiving Medicaid and welfare benefits during the year exceeded initial projections, driving additional Financial Plan costs. However, the positive impact of Federal aid, modestly higher tax receipts, and spending that came in below projections in other programs, were more than sufficient to offset the growth in social services costs.

PUBLIC AUTHORITIES

The fiscal stability of the State is related in part to the fiscal stability of its public authorities. For the purposes of this disclosure, public authorities refer to public benefit corporations, created pursuant to State law, other than local authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State’s access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations, particularly those using the financing techniques referred to as State-supported or State-related debt. As of December 31, 2004, there were 18 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was $120.4 billion, only a portion of which constitutes State-supported or State-related debt.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities. In addition, State legislation authorizes several other financing techniques for public authorities.

Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities

D-11

under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.

LOCALITIES

The City of New York

The fiscal demands on the State may be affected by the fiscal condition of the City of New York, which relies in part on State aid to balance its budget and meet its cash requirements. It is also possible that the State’s finances may be affected by the ability of the City, and certain entities issuing debt for the benefit of the City, to market securities successfully in the public credit markets.

Fiscal Oversight

In response to the City’s fiscal crisis in 1975, the State took action to help the City return to fiscal stability. These actions included the establishment of the Municipal Assistance Corporation for the City of New York (NYC MAC), to provide the City with financing assistance; the New York State Financial Control Board (FCB), to oversee the City’s financial affairs; and the Office of the State Deputy Comptroller for the City of New York (OSDC), to assist the Control Board in exercising its powers and responsibilities. A “control period” existed from 1975 to 1986, during which the City was subject to certain statutorily prescribed fiscal controls. The FCB terminated the control period in 1986 when certain statutory conditions were met. State law requires the FCB to reimpose a control period upon the occurrence or “substantial likelihood and imminence” of the occurrence, of certain events, including (but not limited to) a City operating budget deficit of more than $100 million or impaired access to the public credit markets.

The staffs of the FCB, OSDC, the City Comptroller and the Independent Budget Office issue periodic reports on the City’s financial plans.

Other Localities

Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State’s receipts and disbursements for the State’s 2005-06 fiscal year or thereafter.

Like the State, local governments must respond to changing political, economic and financial influences over which they have little or no control. Such changes may adversely affect the financial condition of certain local governments. For example, the Federal government may reduce (or in some cases eliminate) Federal funding of some local programs or disallow certain claims which, in turn, may require local governments to fund these expenditures from their own resources. It is also possible that New York City, other localities, or any of their respective public authorities may suffer serious financial difficulties that could jeopardize local access to the public credit markets, which may adversely affect the marketability of notes and bonds issued by localities within the State. Localities may also face unanticipated problems resulting from certain pending litigation, judicial decisions and long-range economic trends. Other large-scale potential problems, such as declining urban populations, increasing expenditures, and the loss of skilled manufacturing jobs, may also adversely affect localities and necessitate State assistance.

DEBT AND OTHER FINANCING ACTIVITIES

2005-06 State Supported Borrowing Plan

Section 22-c of the State Finance Law requires the Governor to submit the five-year Capital Program and Financing Plan (the Plan) with the Executive Budget and to submit an update to the Plan (the Update) by the later

D-12

of July 30 or 90 days after the enactment of the State Budget. The proposed 2005-06 through 2009-10 Capital Program and Financing Plan was released with the 2005-06 Executive Budget on January 18, 2005 and updated to reflect the 30-Day Amendments on February 8, 2005. The Update to the Plan was released on April 26, 2005, and reflects final action on the Budget. A copy of the Update can be obtained by contacting the Division of the Budget, State Capitol, Albany, NY 12224, (518) 473-8705, or at www.budget.state.ny.us.

The Update to the Plan for 2005-06 and the remaining years of the Capital Plan reflects the expectation that State PIT Revenue Bonds will continue to be issued to finance certain new programs and programs previously authorized to be secured by service contract or lease-purchase payments. The State’s borrowing plan projects new issuance of $279 million in General Obligation Bonds in 2005-06 including $94 million of Rebuild and Renew New York Transportation Bonds; $728 million in Dedicated Highway and Bridge Trust Fund Bonds issued by the Thruway Authority to finance capital projects for transportation and the anticipated issuance of about $3 billion of bonds to restructure outstanding Bonds; $203 million in Mental Health Facilities Improvement Revenue Bonds issued by DASNY to finance capital projects at mental health facilities; $163 million in SUNY Dormitory Facilities Revenue Bonds to finance capital projects related to student dormitories; $21 million in DOH Revenue Bonds to support a portion of the costs to construct a new veteran’s nursing home; and $2.8 billion in State PIT Revenue Bonds to finance various capital programs, as described below.

State PIT Revenue Bond borrowings include issuances by: (i) DASNY for university facilities (Jobs 2000), SUNY higher education facilities and community colleges, CUNY senior and community colleges, Higher Education Capital Matching Grants for private colleges, and for local public safety answering point equipment and technology upgrades associated with wireless E-911 service; (ii) the Thruway Authority for CHIPs; (iii) UDC (doing business as the Empire State Development Corporation) for correctional and youth facilities, State facilities and equipment acquisitions; (iv) EFC for State Environmental Infrastructure Projects, including Water Pollution Control and Pipeline for Jobs (Jobs 2000); and Hazardous Waste Remediation; and (v) HFA for housing programs. State PIT Revenue Bonds for 2005-06 also include the Community Enhancement Facilities Assistance Program (CEFAP) for economic development purposes which may be issued by the Thruway Authority, DASNY, UDC and HFA; the Strategic Investment Program (SIP) for environmental, historic preservation, economic development, arts, and cultural purposes, which may be issued by DASNY, UDC and EFC; and Regional Economic Development Program, Higher Technology and Development Program and the Regional Economic Growth Program which includes EOF, Gen*NY*sis, CCAP, RESTORE, Multi-Modal Transportation Program and the Center of Excellence Program, which may be issued by DASNY and UDC.

The projections of State borrowings for the 2005-06 fiscal year are subject to change as market conditions, interest rates and other factors vary throughout the fiscal year.

Debt Reform Act

Chapter 59 of the Laws of 2000 enacted the Debt Reform Act, which restricted new State-supported debt to capital works and purposes only, established a maximum term of 30 years on such debt, and limited new debt outstanding to 4 percent of personal income and new debt service costs to 5 percent of total governmental funds receipts. The debt restrictions apply to all new State supported debt issued on and after April 1, 2000. The cap on debt outstanding will be fully phased-in during 2010-11, while the cap on debt service costs will be fully phased-in during 2013-14.

The Debt Reform Act requires that the limitations on the issuance of State-supported debt and debt service costs be calculated by October 31 of each year and reported in the quarterly Financial Plan Update most proximate to such date. If the calculations for new State-supported debt outstanding and debt service costs are less than the State-supported debt outstanding and debt service costs permitted under the Debt Reform Act, new State-supported debt may continue to be issued. However, if either the debt outstanding or the debt service cap is met or exceeded, the State would be precluded from contracting new State-supported debt until the next annual cap calculation is made and State-supported debt is found to be within the appropriate limitations. The

D-13

prohibition on issuing new State-supported debt if the caps are met or exceeded provides a significant incentive to treat the debt caps as absolute limits that should not be reached, and therefore DOB intends to manage subsequent capital plans and issuance schedules under these limits.

Pursuant to the provisions of the Debt Reform Act, the most recent annual calculation of the limitations imposed by the Debt Reform Act was reported in the Financial Plan Update most proximate to October 31, 2004. On October 30, 2004, the State reported that it was in compliance with both debt caps, with debt issued after March 31, 2000 and outstanding at March 31, 2004 at 1.55 percent of personal income and debt service on such debt at 0.84 percent of total governmental receipts, compared to the caps of 1.98 percent for each. DOB projects that debt outstanding and debt service costs for 2004-05 and the entire five-year forecast period through 2009-10 will also be within the statutory caps. From April 1, 2000 through March 31, 2005 the State has issued $13.9 billion of new debt, of which $1.2 billion was retired—resulting in $12.7 billion of net new debt. This is $4.4 billion below the statutory cap. The debt service costs on this new debt totaled $1.1 billion in 2004-05—or roughly $1.3 billion below the statutory limit.

Variable Rate Obligations and Interest Rate Exchange Agreements

Chapter 81 of the Laws of 2002 authorized issuers of State-supported debt to issue a limited amount of variable rate obligations and to enter into a limited amount of interest rate exchange agreements. The statute limits the use of debt instruments which result in a variable rate exposure (e.g., variable rate obligations and interest rate exchange agreements) to no more than 15 percent of total outstanding State-supported debt, and limits the use of interest rate exchange agreements to a total notional amount of no more than 15 percent of total outstanding State-supported debt. As of March 31, 2005, State-supported debt in the amount of $40.7 billion was outstanding, resulting in a variable rate exposure cap and an interest rate exchange agreement cap of approximately $6.1 billion each.

As of March 31, 2005, the State had about $2.1 billion of outstanding variable rate instruments, or 5.1 percent of total debt outstanding, that are subject to the net variable rate exposure cap. Also, as of March 31, 2005 five issuers, DASNY, UDC, HFA, LGAC and the Thruway Authority have entered into $5.97 billion, or 14.7 percent of total debt outstanding, notional amount of interest rate exchange agreements that are subject to the interest rate exchange agreement cap.

The interest rate exchange agreements outstanding at March 31, 2005 involve nine different counterparties. All of the interest rate exchange agreements were part of refunding transactions that resulted in fixed rates (i.e., synthetic fixed rate interest rate exchange agreements) that range between 2.86 percent and 3.66 percent—rates that were significantly lower than the fixed bond rates at the time the refunding bonds were issued. In these transactions, the State issued variable rate bonds and entered into swaps in which it receives a variable rate payment expected to approximate the costs of the variable rate bonds, and pays a fixed rate. As of March, 2005, the net mark-to-market value of all the outstanding swaps (the aggregate termination amount) was approximately $54 million—the total amount the State would be required to pay to the collective authorized issuers for payments to the counterparties should all the swaps be terminated. The mark-to-market value of the outstanding interest rate exchange agreements fluctuates with interest rates and other market conditions. Generally, as interest rates rise from levels that existed in March 2005, it is expected that the counterparties would owe the State termination payments. The State plans to continue to monitor and manage counterparty risk on a monthly basis.

At the close of the 2004-05 fiscal year, the State also entered into approximately $850 million in swaps to create synthetic variable rate exposure, including $157 million of synthetic variable rate obligations and $693 million of forward starting synthetic variable rate obligations. In these transactions, the State issued fixed rate bonds and entered into swaps in which it receives a fixed rate comparable to the rate it pays on the bonds and pays the Bond Market Association (BMA) variable rate, resulting in the State paying net variable rates. The net variable rate costs the State incurred with the synthetic variable rate bonds are lower than the net costs of issuing traditional variable rate bonds because they do not require additional support costs (liquidity, insurance, broker/

D-14

dealer fees, and remarketing fees). Thus, this approach can be the least costly way to achieve additional variable rate exposure. The synthetic variable rate bonds also provide the additional benefit of reducing the State’s counterparty exposure under the synthetic fixed rate bonds discussed above (as determined by an independent financial advisor), and thus are excluded agreements under the legislation and are not counted under the swaps cap.

The interest rate exchange agreements authorized by the legislation are subject to various statutory restrictions, including minimum counterparty ratings that are at least in the two highest investment grade categories from a national rating agency, monthly reporting requirements, the adoption of guidelines by the governing boards of the authorized issuers, collateral requirements, an independent finding that swaps reflect a fair market value, and the use of standardized International Swaps and Derivatives Association (ISDA) documents. All of the payments made to counterparties on outstanding State-supported interest rate exchange agreements described above are subordinated to bondholder debt service payments, and the State expects that all such payments on any interest rate exchange agreements the Authorized Issuers may enter into in the future will be similarly subordinated to bondholder debt service payments.

LITIGATION

General

The legal proceedings listed below involve State finances and programs and miscellaneous civil rights, real property, contract and other tort claims in which the State is a defendant and the potential monetary claims against the State are deemed to be material, generally in excess of $100 million. These proceedings could adversely affect the State’s finances in the 2005-06 fiscal year or thereafter.

Adverse developments in these proceedings, other proceedings for which there are unanticipated, unfavorable and material judgments, or the initiation of new proceedings could affect the ability of the State to maintain a balanced 2005-06 Financial Plan. The State believes that the proposed 2005-06 Financial Plan includes sufficient reserves to offset the costs associated with the payment of judgments that may be required during the 2005-06 fiscal year. These reserves include (but are not limited to) amounts appropriated for Court of Claims payments and projected fund balances in the General Fund. In addition, any amounts ultimately required to be paid by the State may be subject to settlement or may be paid over a multi-year period. There can be no assurance, however, that adverse decisions in legal proceedings against the State would not exceed the amount of all potential 2005-06 Financial Plan resources available for the payment of judgments, and could therefore adversely affect the ability of the State to maintain a balanced 2005-06 Financial Plan.

State Finance Policies

In Consumers Union of U.S., Inc. v. State, plaintiffs challenge the constitutionality of those portions of Chapter 1 of the Laws of 2002 which relate to the authorization of the conversion of Empire Health Choice, d/b/a Empire Blue Cross and Blue Shield from a not-for-profit corporation to a for-profit corporation. Chapter 1 requires, in part, that upon such conversion, assets representing 95 percent of the fair market value of the not-for-profit corporation be transferred to a fund designated as the “public asset fund” to be used for the purpose set forth in § 7317 of the Insurance Law. The State and private defendants have separately moved to dismiss the complaint. On November 6, 2002, the Supreme Court, New York County, granted a temporary restraining order, directing that the proceeds from the initial public offering of the for-profit corporation be deposited with the State Comptroller in an interest-bearing account, pending the hearing of a motion for a preliminary injunction, which was returnable simultaneously with the motions to dismiss, on November 26, 2002. By decision and order dated May 20, 2004, the Appellate Division, First Department affirmed the dismissal of plaintiff’s original complaint but also affirmed the denial of defendants’ motion to dismiss the amended claim. The State, the other defendants and the plaintiffs have been granted leave to appeal to the Court of Appeals. By decision dated June 20, 2005, the

D-15

Court of Appeals dismissed all of plaintiff’s claims. On July 7, 2005, a judgment was entered in favor of the defendants in Supreme Court, New York County. Prior to November 2, 2005, the time in which plaintiffs may seek any further appeals expired.

Gaming

In Dalton, et al. v. Pataki, et al. and Karr v. Pataki, et al., plaintiffs seek a judgment declaring as unconstitutional, under provisions of the Constitutions of the United States and the State, parts B, C and D of Chapter 383 of the Laws of 2001, which respectively authorize (1) the governor to enter into tribal-state compacts for the operation by Indian tribes of gambling casinos in certain areas of the State, (2) the Division of the Lottery to license the operation of VLTs at certain race tracks in the State and (3) the Division of the Lottery to enter into a joint, multijurisdiction and out-of-state lottery. Plaintiffs also seek to enjoin defendants from taking any action to implement the provisions of Chapter 383.

By opinion and order entered July 7, 2004, the Appellate Division, Third Department, upheld the constitutionality of tribal-state compacts and the joint, multi-jurisdiction and out of State lottery. The Appellate Division held that the statute authorizing the Division of the Lottery to license the operation of VLTs at certain racetracks in the State violated the provisions of the State Constitution that require the net proceeds of State-operated lotteries be applied exclusively to or in aid or support of education in this State as the Legislature may prescribe. The State, certain other defendants, and the plaintiffs in both Dalton, et al. v. Pataki, et al and Karr v. Pataki, et al. have appealed from this order. In an opinion dated May 3, 2005, the Court of Appeals modified the July 7, 2004 opinion and order and declared parts B, C and D of Chapter 383 of the Laws of 2001 constitutional. On July 6, 2005, the Court of Appeals denied the plaintiffs’ motions for reargument in both cases. On September 15, 2005, plaintiffs filed for certiorari before the United States Supreme Court on that portion of the Court of Appeals decision relating to tribal-State compacts. The plaintiffs’ petition was denied by the United States Supreme Court on November 28, 2005.

Real Property Claims

On March 4, 1985 in Oneida Indian Nation of New York, et al. v. County of Oneida, the United States Supreme Court affirmed a judgment of the United States Court of Appeals for the Second Circuit holding that the Oneida Indians have a common-law right of action against Madison and Oneida counties for wrongful possession of 872 acres of land illegally sold to the State in 1795. At the same time, however, the Court reversed the Second Circuit by holding that a third-party claim by the counties against the State for indemnification was not properly before the Federal courts. The case was remanded to the District Court for an assessment of damages, which action is still pending. The counties may still seek indemnification in the State courts.

On December 7, 2004, settlement agreements were signed between the State, the Oneidas of Wisconsin and the Stockbridge-Munsee Tribe, which would in part require the passage of State and Federal legislation to become effective. Such legislation must be enacted by September 1, 2005 unless the parties agree to an extension of time. The agreements contemplate the extinguishment of all Oneida and other Indian claims in the tract at issue in this litigation. Although the agreements provide for monetary payment, transfers of lands and other consideration to non-signatory tribal plaintiffs, these agreements have not been signed by the United States, the Oneidas of New York, the Oneida of the Thames Band or the New York Brothertown. The settlement agreements required the passage of State and Federal legislation by September 1, 2005 in order to become effective, unless the parties agreed to an extension of time. No such legislation was enacted and no extension of time was agreed upon. On August 18, 2005, the District Court stayed all further proceedings in this case until it is known whether the plaintiffs in the Cayuga Nation of New York case (see below) will ask the United States Supreme Court to review the Second Circuit’s June 28, 2005 decision. Proceedings in this case will be stayed until the Supreme Court either declines to review the Second Circuit’s decision or issues an opinion in that case.

Other Indian land claims include Cayuga Indian Nation of New York v. Cuomo, et al., and Canadian St. Regis Band of Mohawk Indians, et al., v. State of New York, et al., both in the United States District Court for

D-16

the Northern District of New York and Seneca Nation of Indians, et al. v. State, et al., in the United States District Court for the Western District of New York and the Onondaga Nation v. The State of New York, et al.

In the Seneca Nation of Indians case, plaintiffs seek monetary damages and ejectment with regard to their claim of ownership of certain islands in the Niagara River and the New York State Thruway right of way where the Thruway crosses the Cattaraugus reservation in Erie and Chautauqua Counties. By order dated November 17, 1999, the District Court confirmed the July 12, 1999 magistrate’s report, which recommended granting the State’s motion to dismiss that portion of the action relating to the Thruway right of way and denying the State’s motion to dismiss the Federal government’s damage claims. By decision and order dated June 21, 2002, the District Court granted summary judgment to defendants dismissing that portion of the action relating to the islands in the Niagara River. A judgment entered June 21, 2002 dismissed all aspects of this action. Plaintiffs appealed from the judgment to the U.S. Court of Appeals for the Second Circuit. By decision dated September 9, 2004, the Second Circuit affirmed the judgment of the District Court. Plaintiffs have petitioned the Second Circuit for rehearing en banc. On July 8, 2005, the Second Circuit denied the United States’ motion for rehearing en banc.

In the Canadian St. Regis Band of Mohawk Indians case, plaintiffs seek ejectment and monetary damages with respect to their claim that approximately 15,000 acres in Franklin and St. Lawrence Counties were illegally transferred from their predecessors-in-interest. By decision dated July 28, 2003, the District Court granted, in most respects, a motion by plaintiffs to strike defenses and dismiss counterclaims contained in defendants’ answers. By decision dated October 20, 2003, the District Court denied the States motion for reconsideration of that portion of the July 28, 2003 decision which struck a counterclaim against the United States for contribution. On November 29, 2004, the plaintiff tribal entities, with one exception, approved a settlement proposed by the State, which would require enactment of State and Federal legislation to become effective. The plaintiff tribal entity that did not approve the proposed settlement on November 29, 2004, subsequently expressed its approval. A bill that would implement the terms of the Haudenosaunee-Mohawk settlement agreement has been passed by the New York State Assembly and awaits action by the New York State Senate. On August 12, 2005, the District Court stayed all further proceedings in this case until February 15, 2006, which stay has been extended.

In the Cayuga Indian Nation of New York case, plaintiffs seek monetary damages for their claim that approximately 64,000 acres in Seneca and Cayuga Counties were illegally purchased by the State in 1795. Prior to trial, the court held that plaintiffs were not entitled to seek the remedy of ejectment. In October 1999, the District Court granted the Federal government’s motion to have the State held liable for any damages owed to the plaintiffs. In February 2000, at the conclusion of the damages phase of the trial of this case, a jury verdict of $35 million in damages plus $1.9 million representing the fair rental value of the tract at issue was rendered against the defendants. By decision and judgment dated October 2, 2001, the District Court also granted plaintiffs $211 million in prejudgment interest. The State has appealed from the judgment to the United States Court of Appeals for the Second Circuit. Following argument of the appeal, the second Circuit requested that the parties brief the Court on the impact of any eventual decision by the United States Supreme Court in City of Sherrill v. Oneida Indian Nation of New York, et al., a case to which the State is not a named party, involving the issue of whether parcels of land recently acquired by the Oneida Indian Nation of New York within the 1788 reservation boundaries are subject to local property taxation. On October 1, 2004, the State filed an action in the District Court for the Northern District Court under the Federal Tort Claims Act, seeking contribution from the United States toward the $248 million judgment and post-judgment interest. On June 28, 2005, the Second Circuit held that plaintiffs’ possessory land claim is subject to the defense of laches, and is barred on that basis. The Court reversed the judgment of the District Court and entered judgment for the defendants. On September 8, 2005 the Second Circuit denied the plaintiff’s motion for reconsideration and en banc review. On November 21 and 22, 2005, United States Supreme Court Justice Ginsburg granted applications by the United States and the tribal plaintiffs for extensions of time to petition for certiorari until January 6, 2006. On December 27, 2005, Justice Ginsburg granted the applications of the United States and the tribal plaintiffs to further extend their time to petition for certiorari to dates in the first week of February, 2006.

D-17

Settlements were signed on by the Governor of the State with the Chief of the Seneca-Cayuga Tribe of Oklahoma on November 12, 2004 and with the Cayuga Indian Nation of New York on November 17, 2004 which required, in part, enactment of State and Federal legislation to be enacted by September 1, 2005 unless the parties agree to an extension of time. These agreements provide for differential payments to be made to the plaintiff tribes, based upon the outcome of the appeal then pending in the Second Circuit. No legislation was enacted by September 1, 2005 and no extension of time was agreed upon.

In The Onondaga Nation v. The State of New York, et al., plaintiff seeks a judgment declaring that certain lands allegedly constituting the aboriginal territory of the Onondaga Nation within the State are the property of the Onondaga Nation and the Haudenosaunee, or “Six Nations Iroquois Confederacy,” and that conveyances of portions of that land pursuant to treaties during the period 1788 to 1822 are null and void. The “aboriginal territory” described in the complaint consists of an area or strip of land running generally north and south from the St. Lawrence River in the north, along the east side of Lake Ontario, and south as far as the Pennsylvania border, varying in width from about 10 miles to more than 40 miles, including the area constituting the City of Syracuse. On October 28, 2005, the District Court stayed all further proceedings in this case until it is known whether the plaintiffs in the Cayuga Indian Nation of New York will ask the United States Supreme Court to review the Second Circuit’s June 28, 2005 decision. Proceedings in this case will be stayed until the Supreme Court either declines to review the Second Circuit’s decision or issues an opinion in that case.

Tobacco Master Settlement Agreement

In Freedom Holdings Inc. et al. v. Spitzer et al., two cigarette importers brought an action in 2002 challenging portions of laws enacted by the State under the 1998 Tobacco Master Settlement Agreement (“MSA”) that New York and many other states entered into with the major tobacco manufacturers. The initial complaint alleged: (1) violations of the Commerce Clause of the United States Constitution; (2) the establishment of an “output cartel” in conflict with the Sherman Act; and (3) selective nonenforcement of the laws on Native American reservations in violation of the Equal Protection Clause of the United States Constitution. The United States District Court for the Southern District of New York granted defendants’ motion to dismiss the complaint for failure to state a cause of action. Plaintiffs appealed from this dismissal. In an opinion decided January 6, 2004, the United States Court of Appeals for the Second Circuit (1) affirmed the dismissal of the Commerce Clause claim; (2) reversed the dismissal of the Sherman Act claim; and (3) remanded the selective enforcement claim to the District Court for further proceedings. Plaintiffs have filed an amended complaint that also challenges the MSA itself (as well as other related State statutes) primarily on preemption grounds. On September 14, 2004, the District Court denied all aspects of plaintiffs’ motion for a preliminary injunction except that portion of the motion seeking to enjoin enforcement of Chapter 666 of the Laws of 2003, which limits the ability of tobacco manufacturers to obtain the release of certain funds from escrow. Plaintiffs appealed from the denial of the remainder of the motion to the United States Court of Appeals for the Second Circuit, which upheld the District Court’s decision on May 18, 2005.

School Aid

In Campaign for Fiscal Equity, Inc. et al. v. State, et al. (Supreme Court, New York County), plaintiffs challenge the State’s method of providing funding for New York City public schools. Plaintiffs seek a declaratory judgment that the State’s public school financing system violates article 11, section 1 of the State Constitution and Title VI of the Federal Civil Rights Act of 1964 and injunctive relief that would require the State to satisfy State Constitutional standards.

This action was commenced in 1993. In 1995, the Court of Appeals affirmed the dismissal of claims under the equal protection clauses of the Federal and State constitutions and Title VI of the Federal Civil Rights Act of 1964. It reversed dismissal of the claims under article 11, section 1 of the State Constitution and implementing regulations of Title VI, and remanded these claims for trial.

D-18

By decision dated January 9, 2001, following trial, the trial court held that the State’s education funding mechanism does not provide New York City students with a “sound basic education” as required by the State Constitution, and that it has a disparate impact on plaintiffs in violation of regulations enacted by the U.S. Department of Education pursuant to Title VI of the Civil Rights Act of 1964. The court ordered that defendants put in place reforms of school financing and governance designed to redress those constitutional and regulatory violations, but did not specify the manner in which defendants were to implement these reforms. The State appealed, and the trial court’s decision was stayed pending resolution of the appeal. By decision and order entered June 25, 2002, the Appellate Division, First Department, reversed the January 9, 2001 decision and dismissed the claim in its entirety. On July 22, 2002, the plaintiffs filed a notice of appeal to the decision and order to the Court of Appeals.

By decision dated June 26, 2003, the Court of Appeals reversed that portion of the June 25, 2002 decision and order of the Appellate Division, First Department relating to the claims arising under the State Constitution. The Court held that the weight of the credible evidence supported the trial court’s conclusion that New York City schoolchildren were not receiving the constitutionally mandated opportunity for a sound basic education and further held that the plaintiffs had established a causal link between the present education funding system and the failure to provide said sound basic education. The Court remitted the case to the trial court for further proceedings in accordance with its decision.

On August 3, 2004, the Supreme Court, New York County, referred this case to a panel of three referees. The panel is to make recommendations to the court as to how the State should fulfill the Court of Appeals mandate to provide New York City school children with a sound basic education. On November 30, 2004, the panel issued its report and recommendations. It recommended that the District Court direct the State to pay to New York City schools a total of $14.08 billion over the next four years in additional operations funding and $9.179 billion over the next five years for capital improvements. On March 15, 2005, the Supreme Court, New York County, issued an order confirming the panel’s report and recommendations and directing the State to take all steps necessary to provide additional funding for New York City schools in the amounts of $1.41 billion in 2005-06, $2.82 billion in 2006-07, $4.22 billion in 2007-08 and $5.63 billion in 2008-09, totaling $14.08 billion over the next four years. The Court also directed the State to take all steps necessary to provide additional capital funding in the amount of $1.836 billion annually, totaling $9.179 billion over the next five years. The State has appealed from the March 15, 2005 order to the Appellate Division, First Department and the trial court’s decision was stayed pending a resolution of the appeal. On May 3, 2005, the First Department denied the plaintiffs’ motion to lift the automatic stay.

Medicaid

Several cases challenge provisions of Chapter 81 of the Laws of 1995 which alter the nursing home Medicaid reimbursement methodology on and after April 1, 1995. Included are New York State Health Facilities Association, et al., v. DeBuono, et al., St. Luke’s Nursing Center, et al. v. DeBuono, et al., New York Association of Homes and Services for the Aging v. DeBuono, et al. (six cases); and Matter of Nazareth Home of the Franciscan Sisters, et. al. v. Novello. Plaintiffs allege that the changes in methodology have been adopted in violation of procedural and substantive requirements of State and Federal law.

In New York Association of Homes and Services for the Aging v. DeBuono, et al., the United States District Court for the Northern District of New York dismissed plaintiffs’ complaint by order dated May 19, 2004. Plaintiffs have appealed to the Second Circuit Court of Appeals. Several related State Court cases involving the same parties and issues have been held in abeyance pending the result of the litigation in Federal Court.

In Matter of Nazareth Home of the Franciscan Sisters, et al. v. Novello, the Supreme Court, Erie County, dismissed the petition by decision, order and judgment dated December 22, 2004. By order entered September 30, 2005, the Supreme Court, Appellate Division, Fourth Department affirmed the decision of the

D-19

lower court. On December 22, 2005, the Appellate Division, Fourth Department, granted petitioners’ motion for leave to appeal to the Court of Appeals.

* * * * *

RATING AGENCIES’ ACTIONS

Standard & Poor’s, Moody’s and Fitch rated the State’s general obligation bonds AA, Aa3 and AA-, respectively, as of April 2006. Each such rating reflects only the views of the respective rating agency, and an explanation of the significance of such rating may be obtained from such rating agency. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely by such rating agency. Any such downward revision or withdrawal of a rating could have adverse effects on the market price of the State’s municipal obligations.

ADDITIONAL CONSIDERATIONS

New York municipal obligations may also include obligations of the governments of Puerto Rico and other U.S. territories and their political subdivisions to the extent that these obligations are exempt from New York state personal income taxes. Accordingly, investments in such securities may be adversely affected by local political and economic conditions and developments within Puerto Rico and certain other U.S. territories affecting the issuers of such obligations. For further information concerning obligations of the government of Puerto Rico, see Appendix C to this SAI.

D-20

APPENDIX E

PROXY VOTING GUIDELINES & PROCEDURES SUMMARY

Concerning ClearBridge Advisors1 (Clearbridge)

Proxy Voting Policies and Procedures

The following is a brief overview of the Proxy Voting Policies and Procedures (the “Policies”) that ClearBridge has adopted to seek to ensure that ClearBridge votes proxies relating to equity securities in the best interest of clients.

ClearBridge votes proxies for each client account with respect to which it has been authorized to vote proxies. In voting proxies, ClearBridge is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. ClearBridge attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. ClearBridge may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, the ClearBridge adviser (business unit) continues to retain responsibility for the proxy vote.

In the case of a proxy issue for which there is a stated position in the Policies, ClearBridge generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that ClearBridge considers in voting on such issue, ClearBridge votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that ClearBridge considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause ClearBridge to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct ClearBridge business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue. A ClearBridge business unit or investment team (e.g. ClearBridge’s Social Awareness Investment team) may adopt proxy voting policies that supplement these policies and procedures. In addition, in the case of Taft-Hartley clients,

[1]	ClearBridge Advisors comprises CAM North America, LLC, ClearBridge Asset Management Inc, Smith Barney Fund Management LLC, and other affiliated investment advisory firms. On December 1, 2005, Citigroup Inc. (“Citigroup”) sold substantially all of its worldwide asset management business, Citigroup Asset Management, to Legg Mason, Inc. (“Legg Mason”). As part of this transaction, CAM North America, LLC, Salomon Brothers Asset Management Inc and Smith Barney Fund Management LLC became wholly-owned subsidiaries of Legg Mason. Under a licensing agreement between Citigroup and Legg Mason, the names of CAM North America, LLC, Salomon Brothers Asset Management Inc, Smith Barney Fund Management LLC and their affiliated advisory entities, as well as all logos, trademarks, and service marks related to Citigroup or any of its affiliates (“Citi Marks”) are licensed for use by Legg Mason. Citi Marks include, but are not limited to, “Citigroup Asset Management,” “Salomon Brothers Asset Management” and “CAM”. All Citi Marks are owned by Citigroup, and are licensed for use until no later than one year after the date of the licensing agreement. Legg Mason and its subsidiaries, including CAM North America, LLC, ClearBridge Asset Management Inc, and Smith Barney Fund Management LLC are not affiliated with Citigroup.

ClearBridge will comply with a client direction to vote proxies in accordance with Institutional Shareholder Services’ (ISS) PVS Voting Guidelines, which ISS represents to be fully consistent with AFL-CIO guidelines.

In furtherance of ClearBridge’s goal to vote proxies in the best interest of clients, ClearBridge follows procedures designed to identify and address material conflicts that may arise between ClearBridge’s interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, ClearBridge periodically notifies ClearBridge employees in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest on the part of ClearBridge with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of ClearBridge’s business, and (ii) to bring conflicts of interest of which they become aware to the attention of ClearBridge’s compliance personnel. ClearBridge also maintains and considers a list of significant ClearBridge relationships that could present a conflict of interest for ClearBridge in voting proxies. ClearBridge is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-ClearBridge Legg Mason affiliate might appear to the public to influence the manner in which ClearBridge decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-ClearBridge Legg Mason affiliate relationship that ClearBridge for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which ClearBridge decides to vote a proxy, ClearBridge generally takes the position that relationships between a non-ClearBridge Legg Mason affiliate and an issuer (e.g. investment management relationship between an issuer and a non-ClearBridge Legg Mason affiliate) do not present a conflict of interest for ClearBridge in voting proxies with respect to such issuer. Such position is based on the fact that ClearBridge is operated as an independent business unit from other Legg Mason business units as well as on the existence of information barriers between ClearBridge and certain other Legg Mason business units.

ClearBridge maintains a Proxy Voting Committee to review and address conflicts of interest brought to its attention by ClearBridge compliance personnel. A proxy issue that will be voted in accordance with a stated ClearBridge position on such issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because ClearBridge’s position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, ClearBridge’s decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, ClearBridge may vote proxies notwithstanding the existence of the conflict.

If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest.

Western Asset Management Company Proxy Voting Policy

Background

Western Asset Management Company (“Western Asset”) has adopted and implemented policies and procedures that we believe are reasonably designed to ensure that proxies are voted in the best interest of clients, in accordance with our fiduciary duties and SEC Rule 206(4)-6 under the Investment Advisers Act of 1940 (“Advisers Act”). Our authority to vote the proxies of our clients is established through investment management agreements or comparable documents, and our proxy voting guidelines have been tailored to reflect these specific contractual obligations. In addition to SEC requirements governing advisers, our proxy voting policies reflect the long-standing fiduciary standards and responsibilities for ERISA accounts. Unless a manager of ERISA assets has been expressly precluded from voting proxies, the Department of Labor has determined that the responsibility for these votes lies with the Investment Manager.

In exercising its voting authority, Western Asset will not consult or enter into agreements with officers, directors or employees of Legg Mason Inc. or any of its affiliates (other than Western Asset Management Company Limited) regarding the voting of any securities owned by its clients.

Policy

Western Asset’s proxy voting procedures are designed and implemented in a way that is reasonably expected to ensure that proxy matters are handled in the best interest of our clients. While the guidelines included in the procedures are intended to provide a benchmark for voting standards, each vote is ultimately cast on a case-by-case basis, taking into consideration Western Asset’s contractual obligations to our clients and all other relevant facts and circumstances at the time of the vote (such that these guidelines may be overridden to the extent Western Asset deems appropriate).

Procedures

Responsibility and Oversight

The Western Asset Compliance Department (“Compliance Department”) is responsible for administering and overseeing the proxy voting process. The gathering of proxies is coordinated through the Corporate Actions area of Investment Support (“Corporate Actions”). Research analysts and portfolio managers are responsible for determining appropriate voting positions on each proxy utilizing any applicable guidelines contained in these procedures.

Client Authority

Prior to August 1, 2003, all existing client investment management agreements (“IMAs”) will be reviewed to determine whether Western Asset has authority to vote client proxies. At account start-up, or upon amendment of an IMA, the applicable client IMA are similarly reviewed. If an agreement is silent on proxy voting, but contains an overall delegation of discretionary authority or if the account represents assets of an ERISA plan, Western Asset will assume responsibility for proxy voting. The Client Account Transition Team maintains a matrix of proxy voting authority.

Proxy Gathering

Registered owners of record, client custodians, client banks and trustees (“Proxy Recipients”) that receive proxy materials on behalf of clients should forward them to Corporate Actions. Prior to August 1, 2003, Proxy Recipients of existing clients will be reminded of the appropriate routing to Corporate Actions for proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. Proxy Recipients for new clients (or, if Western Asset becomes aware that the applicable Proxy Recipient for an existing client has changed, the Proxy Recipient for the existing client) are notified at start-up of appropriate routing to Corporate Actions of proxy materials received and reminded of their responsibility to forward all proxy materials on a timely basis. If Western Asset personnel other than Corporate Actions receive proxy materials, they should promptly forward the materials to Corporate Actions.

Proxy Voting

Once proxy materials are received by Corporate Actions, they are forwarded to the Compliance Department for coordination and the following actions:

a.	Proxies are reviewed to determine accounts impacted.

b.	Impacted accounts are checked to confirm Western Asset voting authority.

c.	Compliance Department staff reviews proxy issues to determine any material conflicts of interest. (See conflicts of interest section of these procedures for further information on determining material conflicts of interest.)

d.	If a material conflict of interest exists, (i) to the extent reasonably practicable and permitted by applicable law, the client is promptly notified, the conflict is disclosed and Western Asset obtains the client’s proxy voting instructions, and (ii) to the extent that it is not reasonably practicable or permitted by applicable law to notify the client and obtain such instructions (e.g., the client is a mutual fund or other commingled vehicle or is an ERISA plan client), Western Asset seeks voting instructions from an independent third party.

e.	Compliance Department staff provides proxy material to the appropriate research analyst or portfolio manager to obtain their recommended vote. Research analysts and portfolio managers determine votes on a case-by-case basis taking into account the voting guidelines contained in these procedures. For avoidance of doubt, depending on the best interest of each individual client, Western Asset may vote the same proxy differently for different clients. The analyst’s or portfolio manager’s basis for their decision is documented and maintained by the Compliance Department.

f.	Compliance Department staff votes the proxy pursuant to the instructions received in (d) or (e) and returns the voted proxy as indicated in the proxy materials.

Timing

Western Asset personnel act in such a manner to ensure that, absent special circumstances, the proxy gathering and proxy voting steps noted above can be completed before the applicable deadline for returning proxy votes.

Recordkeeping

Western Asset maintains records of proxies voted pursuant to Section 204-2 of the Advisers Act and ERISA DOL Bulletin 94-2. These records include:

a.	A copy of Western Asset’s policies and procedures.

b.	Copies of proxy statements received regarding client securities.

c.	A copy of any document created by Western Asset that was material to making a decision how to vote proxies.

d.	Each written client request for proxy voting records and Western Asset’s written response to both verbal and written client requests.

e.	A proxy log including:

1.	Issuer name;

2.	Exchange ticker symbol of the issuer’s shares to be voted;

3.	Council on Uniform Securities Identification Procedures (“CUSIP”) number for the shares to be voted;

4.	A brief identification of the matter voted on;

5.	Whether the matter was proposed by the issuer or by a shareholder of the issuer;

6.	Whether a vote was cast on the matter;

7.	A record of how the vote was cast; and

8.	Whether the vote was cast for or against the recommendation of the issuer’s management team.

Records are maintained in an easily accessible place for five years, the first two in Western Asset’s offices.

Disclosure

Western Asset’s proxy policies are described in the firm’s Part II of Form ADV. Prior to August 1, 2003, Western Asset will deliver Part II of its revised Form ADV to all existing clients, along with a letter identifying the new disclosure. Clients will be provided a copy of these policies and procedures upon request. In addition, upon request, clients may receive reports on how their proxies have been voted.

Conflicts of Interest

All proxies are reviewed by the Compliance Department for material conflicts of interest. Issues to be reviewed include, but are not limited to:

1.	Whether Western (or, to the extent required to be considered by applicable law, its affiliates) manages assets for the company or an employee group of the company or otherwise has an interest in the company;

2.	Whether Western or an officer or director of Western or the applicable portfolio manager or analyst responsible for recommending the proxy vote (together, “Voting Persons”) is a close relative of or has a personal or business relationship with an executive, director or person who is a candidate for director of the company or is a participant in a proxy contest; and

3.	Whether there is any other business or personal relationship where a Voting Person has a personal interest in the outcome of the matter before shareholders.

Voting Guidelines

Western Asset’s substantive voting decisions turn on the particular facts and circumstances of each proxy vote and are evaluated by the designated research analyst or portfolio manager. The examples outlined below are meant as guidelines to aid in the decision making process.

Guidelines are grouped according to the types of proposals generally presented to shareholders. Part I deals with proposals which have been approved and are recommended by a company’s board of directors; Part II deals with proposals submitted by shareholders for inclusion in proxy statements; Part III addresses issues relating to voting shares of investment companies; and Part IV addresses unique considerations pertaining to foreign issuers.

I. Board Approved Proposals

The vast majority of matters presented to shareholders for a vote involve proposals made by a company itself that have been approved and recommended by its board of directors. In view of the enhanced corporate governance practices currently being implemented in public companies, Western Asset generally votes in support of decisions reached by independent boards of directors. More specific guidelines related to certain board-approved proposals are as follows:

1.	Matters relating to the Board of Directors

Western Asset votes proxies for the election of the company’s nominees for directors and for board-approved proposals on other matters relating to the board of directors with the following exceptions:

a.	Votes are withheld for the entire board of directors if the board does not have a majority of independent directors or the board does not have nominating, audit and compensation committees composed solely of independent directors.

b.	Votes are withheld for any nominee for director who is considered an independent director by the company and who has received compensation from the company other than for service as a director.

c.	Votes are withheld for any nominee for director who attends less than 75% of board and committee meetings without valid reasons for absences.

d.	Votes are cast on a case-by-case basis in contested elections of directors.

2.	Matters relating to Executive Compensation

Western Asset generally favors compensation programs that relate executive compensation to a company’s long-term performance. Votes are cast on a case-by-case basis on board-approved proposals relating to executive compensation, except as follows:

a.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for stock option plans that will result in a minimal annual dilution.

b.	Western Asset votes against stock option plans or proposals that permit replacing or repricing of underwater options.

c.	Western Asset votes against stock option plans that permit issuance of options with an exercise price below the stock’s current market price.

d.	Except where the firm is otherwise withholding votes for the entire board of directors, Western Asset votes for employee stock purchase plans that limit the discount for shares purchased under the plan to no more than 15% of their market value, have an offering period of 27 months or less and result in dilution of 10% or less.

3.	Matters relating to Capitalization

The management of a company’s capital structure involves a number of important issues, including cash flows, financing needs and market conditions that are unique to the circumstances of each company. As a result, Western Asset votes on a case-by-case basis on board-approved proposals involving changes to a company’s capitalization except where Western Asset is otherwise withholding votes for the entire board of directors.

a.	Western Asset votes for proposals relating to the authorization of additional common stock.

b.	Western Asset votes for proposals to effect stock splits (excluding reverse stock splits).

c.	Western Asset votes for proposals authorizing share repurchase programs.

4.	Matters relating to Acquisitions, Mergers, Reorganizations and Other Transactions

Western Asset votes these issues on a case-by-case basis on board-approved transactions.

5.	Matters relating to Anti-Takeover Measures

Western Asset votes against board-approved proposals to adopt anti-takeover measures except as follows:

a.	Western Asset votes on a case-by-case basis on proposals to ratify or approve shareholder rights plans.

b.	Western Asset votes on a case-by-case basis on proposals to adopt fair price provisions.

6.	Other Business Matters

Western Asset votes for board-approved proposals approving such routine business matters such as changing the company’s name, ratifying the appointment of auditors and procedural matters relating to the shareholder meeting.

a.	Western Asset votes on a case-by-case basis on proposals to amend a company’s charter or bylaws.

b.	Western Asset votes against authorization to transact other unidentified, substantive business at the meeting.

II. Shareholder Proposals

SEC regulations permit shareholders to submit proposals for inclusion in a company’s proxy statement. These proposals generally seek to change some aspect of a company’s corporate governance structure or to change some aspect of its business operations. Western Asset votes in accordance with the recommendation of the company’s board of directors on all shareholder proposals, except as follows:

1.	Western Asset votes for shareholder proposals to require shareholder approval of shareholder rights plans.

2.	Western Asset votes for shareholder proposals that are consistent with Western Asset’s proxy voting guidelines for board-approved proposals.

3.	Western Asset votes on a case-by-case basis on other shareholder proposals where the firm is otherwise withholding votes for the entire board of directors.

III. Voting Shares of Investment Companies

Western Asset may utilize shares of open or closed-end investment companies to implement its investment strategies. Shareholder votes for investment companies that fall within the categories listed in Parts I and II above are voted in accordance with those guidelines.

1.	Western Asset votes on a case-by-case basis on proposals relating to changes in the investment objectives of an investment company taking into account the original intent of the fund and the role the fund plays in the clients’ portfolios.

2.	Western Asset votes on a case-by-case basis all proposals that would result in increases in expenses (e.g., proposals to adopt 12b-1 plans, alter investment advisory arrangements or approve fund mergers) taking into account comparable expenses for similar funds and the services to be provided.

IV. Voting Shares of Foreign Issuers

In the event Western Asset is required to vote on securities held in foreign issuers — i.e. issuers that are incorporated under the laws of a foreign jurisdiction and that are not listed on a U.S. securities exchange or the NASDAQ stock market, the following guidelines are used, which are premised on the existence of a sound corporate governance and disclosure framework. These guidelines, however, may not be appropriate under some circumstances for foreign issuers and therefore apply only where applicable.

1.	Western Asset votes for shareholder proposals calling for a majority of the directors to be independent of management.

2.	Western Asset votes for shareholder proposals seeking to increase the independence of board nominating, audit and compensation committees.

3.	Western Asset votes for shareholder proposals that implement corporate governance standards similar to those established under U.S. federal law and the listing requirements of U.S. stock exchanges, and that do not otherwise violate the laws of the jurisdiction under which the company is incorporated.

4.	Western Asset votes on a case-by-case basis on proposals relating to (1) the issuance of common stock in excess of 20% of a company’s outstanding common stock where shareholders do not have preemptive rights, or (2) the issuance of common stock in excess of 100% of a company’s outstanding common stock where shareholders have preemptive rights.

Part C

Item 23. Exhibits.

**	a(1)	Amended and Restated Declaration of Trust of the Registrant

***	a(2)	Certificate of Amendment to the Amended and Restated Declaration of Trust

+	a(3)	Certificate of Amendment to the Amended and Restated Declaration of Trust

+++	a(4)	Certificate of Amendment to the Amended and Restated Declaration of Trust

To be filed by amendment	a(5)	Certificate of Amendment to the Amended and Restated Declaration of Trust

**	b	Amended and Restated By-Laws of the Registrant

Filed herewith	d(1)	Form of Management Agreement between the Registrant, on behalf of Western Asset California Municipal Money Market Fund, and Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

Filed herewith	d(2)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Exchange Reserve Fund, and LMPFA

Filed herewith	d(3)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners New York Municipal Money Market Fund, and LMPFA

Filed herewith	d(4)	Form of Management Agreement between the Registrant, on behalf of Western Asset Massachusetts Municipal Money Market Fund, and LMPFA

Filed herewith	d(5)	Form of Management Agreement between the Registrant, on behalf of Western Asset New York Municipal Money Market Fund, and LMPFA

Filed herewith	d(6)	Form of Management Agreement between the Registrant, on behalf of Western Asset Municipal Money Market Fund, and LMPFA

Filed herewith	d(7)	Form of Subadvisory Agreement between the Registrant and Western Asset Management Company (“WAM”) with respect to Western Asset California Municipal Money Market Fund

Filed herewith	d(8)	Form of Subadvisory Agreement between the Registrant and WAM with respect to Legg Mason Partners Exchange Reserve Fund

Filed herewith	d(9)	Form of Subadvisory Agreement between the Registrant and WAM with respect to Legg Mason Partners New York Municipal Money Market Fund

Filed herewith	d(10)	Form of Subadvisory Agreement between the Registrant and WAM with respect to Western Asset Massachusetts Municipal Money Market Fund

Filed herewith	d(11)	Form of Subadvisory Agreement between the Registrant and WAM with respect to Western Asset New York Municipal Money Market Fund

Filed herewith	d(12)	Form of Subadvisory Agreement between the Registrant and WAM with respect to Western Asset Municipal Money Market Fund

*	e(1)	Distribution Agreement between the Registrant and Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.), as distributor

+++	e(2)	Amendment to the Distribution Agreement between the Registrant and Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.), as distributor

+++	e(3)	Distribution Agreement between the Registrant and Legg Mason Investor Services, LLC, as distributor

+++	g	Form of Custodian Contract between the Registrant and State Street Bank and Trust Company (“State Street”), as custodian

+++	h(1)	Form of Transfer Agency Agreement with Boston Financial Data Service, Inc. as transfer agent

+++	h(2)	Form of Transfer Agency Agreement with PFPC Inc. as transfer agent

++	h(3)	Retirement Plan of the Registrant

+++++	h(4)	Form of Amendment to the Amended and Restated Trustee Retirement Plan

+++	h(5)	Service Mark Licensing Agreement between Citigroup, Inc. and the Registrant

*	i (1)	Form of opinion and consent of counsel

To be filed by amendment	i(2)	Opinion and consent of Counsel as to the legality of the securities being registered

To be filed by amendment	j(1)	Consent of Independent Registered Public Accounting Firm

++++++	j(2)	Power of Attorney dated October 18, 2006

To be filed by amendment	m	Amended and Restated Shareholder Services and Distribution Plans of the Registrant

+	o	Amended and Restated Multiple Class Plan of the Registrant

+++	p(1)	Code of Ethics of the Registrant and LMPFA

*	p(2)	Code of Ethics of Citigroup Global Markets Inc. (formerly Salomon Smith Barney Inc.)

+++	p(3)	Code of Ethics of Legg Mason Investor Services, LLC

++++	p(4)	Code of Ethics of WAM

++++	q(1)	Powers of Attorney for the Trustees of the Registrant, U.S. Treasury Reserves Portfolio, Liquid Reserves Portfolio and Tax Free Reserves Portfolio

*	Incorporated herein by reference to Post-Effective Amendment No. 30 to the Registrant’s Registration Statement on Form N-1A (File No. 2- 91556) as filed with the Securities and Exchange Commission on June 15, 2001.
**	Incorporated herein by reference to Post-Effective Amendment No. 18 to the Registrant’s Registration Statement on Form N-1A (File No. 33- 39538) as filed with the Securities and Exchange Commission on October 18, 2001 and Post-Effective Amendment No. 31 to the Registrant’s Registration Statement on Form N-1A (File No. 2-91556) as filed with the Securities and Exchange Commission on October 18, 2001.
***	Incorporated herein by reference to Post-Effective Amendment No. 35 to the Registrant’s Registration Statement on Form N-1A (File No. 2- 91556) as filed with the Securities and Exchange Commission on December 24, 2003.
+	Incorporated herein by reference to Post-Effective Amendment No. 36 to the Registrant’s Registration Statement on Form N-1A (File No. 2- 91556) as filed with the Securities and Exchange Commission on December 29, 2004.
++	Incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A (File No. 2- 91556) as filed with the Securities and Exchange Commission on October 31, 2005.
+++	Incorporated herein by reference to Post-Effective Amendment No. 38 to the Registrant’s Registration Statement on Form N-1A (File No. 2- 91556) as filed with the Securities and Exchange Commission on December 30, 2005.
++++	Incorporated herein by reference to Post-Effective Amendment No. 39 to the Registrant’s Registration Statement on Form N-1A (File No. 2- 91556) as filed with the Securities and Exchange Commission on October 23, 2006.

+++++	Incorporated herein by reference to Post-Effective Amendment No. 40 to the Registrant’s Registration Statement on Form N-1A (File No. 2- 91556) as filed with the Securities and Exchange Commission on December 28, 2006.

++++++	Incorporated herein by reference to Post-Effective Amendment No. 41 To the Registrant’s Registration Statement on Form N-1A (File No. 2-91556) As filed with the Securities and Exchange Commission on January 10, 2007.

Item 24. Persons Controlled by or under Common Control with Registrant.

Not applicable.

Item 25. Indemnification.

Response to this item is incorporated herein by reference to the Registrant’s Post-Effective Amendment No. 2. Response to this item is incorporated by reference to the Registration Statement. Reference is hereby made to paragraph 4 of the Distribution Agreement between the Registrant and CGMI, (the “CGMI Distribution Agreement”), paragraph 7 of the Amendment to the Distribution Agreement between the Registrant and CGMI, and paragraph 9 of the Distribution Agreement between the Registrant and LMIS. The Directors and officers of the Registrant and the personnel of the Registrant’s manager are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940.

Item 26. Business and Other Connections of Investment Adviser.

Investment Adviser – Legg Mason Partners Fund Advisor, LLC (“LMPFA”) was formed in 2006 under the laws of the State of Delaware as a limited liability company. LMPFA is a direct wholly-owned subsidiary of Legg Mason, Inc. (“Legg Mason”).

LMPFA is registered as an investment adviser under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). The list required by this item 26 of officers and directors of LMPFA together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years, is incorporated herein by reference to Schedules A and D of Form ADV filed by LMPFA pursuant to the Advisers Act (SEC File No. 801-66785).

Subadviser — Western Asset Management Company (“WAM”) is an investment adviser registered with the SEC under the Advisers Act. The following is a list of other substantial business activities in which directors, officers or partners of WAM have been engaged as director, officer, employee, partner, or trustee.

Peter L. Bain	Director, WAM
Director, LMFM
Manager, Brandywine
Senior Executive Vice President, Legg Mason, Inc.
Director, Nova Scotia
Vice President and Director, BMML
Director, LMCM
Director, Bartlett
Director, Berkshire
Director, LM Funding
Director, LM Properties

Director, LMRG
Director, LM Tower
Director, PCM I
Director, PCM II
Manager, Royce
Director, Western Asset Management Company Limited

James W. Hirschmann III	Director, WAM
Director, Western Asset Management Company Limited

D. Daniel Fleet	President and CEO, WAM

Gavin L. James	Director of Global Client Services, WAM
Senior Executive Officer, Western Asset Management Company Limited

Gregory McShea	General Counsel and Secretary, WAM
General Counsel and Secretary, Western Asset Management
Company Limited

WAM is located at 385 East Colorado Boulevard, Pasadena, CA 91101.

Item 27. Principal Underwriters

(a) CGMI, a distributor of the Registrant, is the distributor for each series of the registrants listed: Legg Mason Partners Trust II, CitiFunds Trust I, Legg Mason Partners Funds Trust, Legg Mason Partners Variable Portfolios V, CitiFunds Premium Trust, CitiFunds Institutional Trust, CitiFunds Trust III, Legg Mason Partners Lifestyle Series, Inc., Legg Mason Partners Variable Portfolios III, Inc., Legg Mason Partners Investment Series, Consulting Group Capital Markets Funds, High Income Opportunity Fund Inc., Intermediate Muni Fund, Inc., Legg Mason Partners Small Cap Core Fund, Inc., Legg Mason Partners Investment Trust, Real Estate Income Fund Inc., Managed High Income Portfolio Inc., Managed Municipals Portfolio Inc., Municipal High Income Fund Inc., Citigroup Investments Corporate Loan Fund Inc., Zenix Income Fund Inc., Legg Mason Partners Capital Fund, Inc., Legg Mason Partners Investors Value Fund, Inc., Legg Mason Partners Equity Fund, Inc., Western Asset Funds II, Inc., Legg Mason Partners Series Funds, Inc., Legg Mason Partners Variable Portfolios I, Inc., Barrett Opportunity Fund, Inc., Western Asset 2008 Worldwide Dollar Government Term Trust Inc., Western Asset High Income Fund Inc., Western Asset High Income Fund II Inc., Western Asset Emerging Markets Income Fund Inc., Western Asset Emerging Markets Income Fund II Inc., Western Asset Emerging Markets Floating Rate Fund Inc., Western Asset Global High Income Fund Inc., Western Asset Emerging Markets Debt Fund Inc., Legg Mason Partners Capital and Income Fund, Inc., Western Asset Inflation Management Fund Inc., Western Asset Variable Rate Strategic Fund Inc., Western Asset Global Partners Income Fund Inc., Western Asset Municipal Partners Fund Inc., Western Asset Municipal Partners Fund II Inc., Legg Mason Partners Variable Portfolios II, Legg Mason Partners Adjustable Rate Income Fund, Legg Mason Partners Aggressive Growth Fund, Inc., Legg Mason Partners Appreciation Fund, Inc., Legg Mason Partners Arizona Municipals Fund, Inc., Legg Mason Partners California Municipals Fund, Inc., Legg Mason Partners Equity Funds, Legg Mason Partners Fundamental Value Fund, Inc., Legg Mason Partners Funds, Inc., Legg Mason Partners Income Funds, Smith Barney Institutional Cash Management Fund Inc., Legg Mason Partners Investment Funds, Inc., Legg Mason Partners Core Plus Bond Fund, Inc., Legg Mason Partners Managed Municipals Fund, Inc., Legg Mason Partners Massachusetts Municipals Fund, Smith Barney Money Funds, Inc., Legg Mason Partners Municipal Funds, Smith Barney Municipal Money Market Fund, Inc., Legg Mason Partners Sector Series, Inc., Legg Mason Partners Oregon Municipals Fund, Legg Mason Partners World Funds, Inc., and various series of unit investment trusts.

Legg Mason Investor Services, LLC (“LMIS”), a distributor of the Registrant, is also a distributor of the following funds:

Legg Mason Partners Trust II

CitiFunds Trust I

Legg Mason Partners Funds Trust

Legg Mason Partners Variable Portfolios V

CitiFunds Premium Trust

CitiFunds Institutional Trust

CitiFunds Trust III

Legg Mason Partners Lifestyle Series, Inc.

Legg Mason Partners Variable Portfolio IV

Legg Mason Partners Investment Series

Consulting Group Capital Markets Funds

High Income Opportunity Fund Inc.

Intermediate Muni Fund, Inc.

Legg Mason Partners Small Cap Core Fund, Inc.

Legg Mason Partners Investment Trust

Real Estate Income Fund Inc.

Managed High Income Portfolio Inc.

Managed Municipals Portfolio Inc.

Municipal High Income Fund Inc.

Citigroup Investments Corporate Loan Fund Inc.

Zenix Income Fund Inc.

Legg Mason Partners Capital Fund, Inc.

Legg Mason Partners Investors Value Fund, Inc.

Legg Mason Partners Equity Fund, Inc.

Western Asset Funds II, Inc.

Legg Mason Partners Series Funds, Inc.

Legg Mason Partners Variable Portfolios I, Inc.

Barrett Opportunity Fund, Inc.

Western Asset 2008 Worldwide Dollar Government Term Trust Inc.

Western Asset High Income Fund Inc.

Western Asset High Income Fund II Inc.

Western Asset Emerging Markets Income Fund Inc.

Western Asset Emerging Markets Income Fund II Inc.

Western Asset Emerging Markets Floating Rate Fund Inc.

Western Asset Global High Income Fund Inc.

Western Asset Emerging Markets Debt Fund Inc.

Legg Mason Partners Capital and Income Fund, Inc.

Western Asset Inflation Management Fund Inc.

Western Asset Variable Rate Strategic Fund Inc.

Western Asset Global Partners Income Fund Inc.

Western Asset Municipal Partners Fund Inc.

Western Asset Municipal Partners Fund II Inc.

Legg Mason Partners Variable Portfolios II

Legg Mason Partners Adjustable Rate Income Fund

Legg Mason Partners Aggressive Growth Fund, Inc.

Legg Mason Partners Appreciation Fund, Inc.

Legg Mason Partners California Municipals Fund, Inc.

Legg Mason Partners Equity Funds

Legg Mason Partners Fundamental Value Fund, Inc.

Legg Mason Partners Funds, Inc.

Legg Mason Partners Income Funds

Smith Barney Institutional Cash Management Fund Inc.

Legg Mason Partners Investment Funds, Inc.

Legg Mason Partners Core Plus Bond Fund, Inc.

Legg Mason Partners Managed Municipals Fund, Inc.

Legg Mason Partners Massachusetts Municipals Fund

Legg Mason Partners New Jersey Municipals Fund, Inc.

Smith Barney Money Funds, Inc.

Legg Mason Partners Municipal Funds

Smith Barney Municipal Money Market Fund, Inc.

Legg Mason Partners Oregon Municipals Fund

Legg Mason Partners World Funds, Inc.

Legg Mason Partners Sector Series Inc.

Legg Mason Partners Variable Portfolios III, Inc.

Legg Mason Cash Reserve Trust

Legg Mason Charles Street Trust, Inc.

Legg Mason Global Trust, Inc.

Legg Mason Growth Trust, Inc.

Legg Mason Income Trust, Inc.

Legg Mason Investment Trust, Inc.

Legg Mason Investors Trust, Inc.

Legg Mason Light Street Trust, Inc.

Legg Mason Special Investment Trust, Inc.

Legg Mason Tax Exempt Trust, Inc.

Legg Mason Tax-Free Income Fund

Legg Mason Value Trust, Inc.

Western Asset Funds, Inc.

LMIS is the placement agent for Institutional Enhanced Portfolio, Prime Cash Reserves Portfolio, U.S. Treasury Reserves Portfolio, Tax Free Reserves Portfolio and Liquid Reserves Portfolio.

PFS Investments Inc. (“PFS”), a distributor of the Registrant, is also the distributor for certain series of the registrants listed: Legg Mason Partners Trust II, Legg Mason Partners Lifestyle Series, Inc., Legg Mason Partners Investment Series, Legg Mason Partners Investment Trust, Legg Mason Partners Aggressive Growth Fund, Inc., Legg Mason Partners Appreciation Fund, Inc., Legg Mason Partners California Municipals Fund, Inc., Legg Mason Partners Equity Funds, Legg Mason Partners Fundamental Value Fund, Inc., Legg Mason Partners Funds, Inc., Legg Mason Partners Income Funds, Legg Mason Partners Investment Funds, Inc., Legg Mason Partners Managed Municipals Fund, Inc., Smith Barney Money Funds Inc. and Legg Mason Partners Sector Series, Inc.

(b) The information required by this Item 27 with respect to each director, officer and partner of CGMI is incorporated by reference to Schedule A of Form BD filed by CGMI pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-8177):

The information required by this Item 27 with respect to each director and officer of LMIS is listed below:

Timothy C. Scheve – Managing Director

Mark R. Fetting – Managing Director

D. Stuart Bowers – Vice President

W. Talbot Daley – Vice President

Thomas J. Hirschmann – Vice President

Joseph M. Furey – General Counsel and Chief Compliance Officer

Ronald Holinsky – Counsel

Robert E. Patterson – Counsel

Theresa M. Silberzahn – Chief Financial Officer

Elisabeth F. Craig – AML Compliance Officer and Director of Continuing Education

All Addresses are 100 Light Street, Baltimore, Maryland 21202.

The information required by this Item 27 with respect to each director, officer and partner of PFS is incorporated by reference to Schedule A of Form BD filed by PFS pursuant to the Securities Exchange Act of 1934 (SEC File No. 8-37352).

(c) Not applicable.

Item 28. Location of Accounts and Records

With respect to the Registrant’s Investment Manager:

(1)	Legg Mason Partners Fund Advisor, LLC

399 Park Avenue

New York, NY 10022

With respect to the Registrant’s Subadviser:

(2)	Western Asset Management Company

399 Park Avenue

New York, NY 10022

With respect to the Registrant’s Custodian:

(3)	State Street Bank & Trust Company

One Lincoln Street

Boston, MA 02111

With respect to the Registrant’s Co-Transfer Agents:

(4)	Boston Financial Data Service, Inc.

2 Heritage Drive

North Quincy, MA 02171

(5)	PFPC, Inc.

P.O. Box 9699

Providence, Rhode Island 02940-9699

With respect to the Registrant’s Distributors:

(6)	Citigroup Global Markets Inc.

388 Greenwich Street

New York, New York 10013

(7)	Legg Mason Investor Services, LLC

100 Light Street

Baltimore, MD 21202

Item 29. Management Services.

Not applicable.

Item 30. Undertakings.

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant, CitiFunds Trust III, has duly caused this Post-Effective Amendment to its Registration Statement on Form N-1A to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 19th day of January, 2007.

CITIFUNDS TRUST III on behalf of its series

Western Asset California Municipal Money Market Fund

Legg Mason Partners Exchange Reserve Fund

Legg Mason Partners New York Municipal Money Market Fund

Western Asset Massachusetts Municipal Money Market Fund

Western Asset New York Municipal Money Market Fund

Western Asset Municipal Money Market Fund

/s/ R. Jay Gerken
R. Jay Gerken
President and Chief Executive Officer

Pursuant to the requirements of the Securities Act, this Post-Effective Amendment to the Registration Statement on Form N-1A has been signed below by the following persons in the capacities indicated below on January 19, 2007.

Signature	Title

/s/ R. Jay Gerken R. Jay Gerken	President, Principal Executive Officer and Trustee

/s/ Frances Guggino Frances Guggino	Treasurer and Chief Financial Officer

/s/ Elliott J. Berv* Elliott J. Berv	Trustee

/s/ A. Benton Cocanougher* A. Benton Cocanougher	Trustee

/s/ Mark T. Finn* Mark T. Finn	Trustee

/s/ Stephen Randolph Gross* Stephen Randolph Gross	Trustee

/s/ Diana R. Harrington* Diana R. Harrington	Trustee

/s/ Susan B. Kerley* Susan B. Kerley	Trustee

/s/ Alan G. Merten* Alan G. Merten	Trustee

/s/ R. Richardson Pettit* R. Richardson Pettit	Trustee

*By: /s/ R. Jay Gerken R. Jay Gerken

Attorney-in-Fact, pursuant to Power of Attorney dated October 18, 2006.

INDEX TO EXHIBITS

Exhibit No. Description of Exhibit

d(1)	Form of Management Agreement between the Registrant, on behalf of Western Asset California Municipal Money Market Fund, and LMPFA

d(2)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners Exchange Reserve Fund, and LMPFA

d(3)	Form of Management Agreement between the Registrant, on behalf of Legg Mason Partners New York Municipal Money Market Fund, and LMPFA

d(4)	Form of Management Agreement between the Registrant, on behalf of Western Asset Massachusetts Municipal Money Market Fund, and LMPFA

d(5)	Form of Management Agreement between the Registrant, on behalf of Western Asset New York Municipal Money Market Fund, and LMPFA

d(6)	Form of Management Agreement between the Registrant, on behalf of Western Asset Municipal Money Market Fund, and LMPFA

d(7)	Form of Subadvisory Agreement between the Registrant and Western Asset Management Company (“WAM”) with respect to Western Asset California Municipal Money Market Fund

d(8)	Form of Subadvisory Agreement between the Registrant and WAM with respect to Legg Mason Partners Exchange Reserve Fund

d(9)	Form of Subadvisory Agreement between the Registrant and WAM with respect to Legg Mason Partners New York Municipal Money Market Fund

d(10)	Form of Subadvisory Agreement between the Registrant and WAM with respect to Western Asset Massachusetts Municipal Money Market Fund

d(11)	Form of Subadvisory Agreement between the Registrant and WAM with respect to Western Asset New York Municipal Money Market Fund

d(12)	Form of Subadvisory Agreement between the Registrant and WAM with respect to Western Asset Municipal Money Market Fund